                               EQ ADVISORS TRUST
                               2002 ANNUAL REPORT
Master
l
U.S. ECONOMIC REVIEW AND OUTLOOK
The U.S. economy recovered in 2002, but the recovery proved to be uneven, if not erratic. Indeed, at times, it appeared that the economy was racing ahead, while other times it seemed to be at a standstill. For the year ending in December, Real GDP is estimated to have increased about 3%, close to our expectations for the year. However, the recovery was not smooth, as there was a lot of volatility from one quarter to the next. Indeed, Real GDP growth surged 5% in the first quarter; slowed to 1.25% in the second quarter; sped-up to 4% in the third quarter; and, appears to have slowed again, rising between 1 to 1.5% in the fourth quarter.

The volatility in the economy was, in some ways, driven by a host of financial and geopolitical issues and concerns. Following a strong rebound in the first quarter, economic growth was undermined in the second quarter by news of massive corporate-accounting fraud and concerns about corporate governance. And following a strong rebound in the third quarter, economic growth was hurt at year-end by ongoing weakness in the equity markets and by threat of another war between the U.S. and Iraq.

Despite all of the ups-and-downs, the consumer continued to spend. Real consumer spending rose 3% in 2002 led by strong gains in durable goods sales. Housing was another bright spot in the last year. Sales of new and existing homes were close to record levels. Accordingly, housing starts and building permits were lifted by strong demand for housing and both starts and permits ended the year at the highest levels since the late 1980s.

Capital spending remained weak in 2003, as firms were pressured to cut costs and improve their financial position. This, no doubt, forced firms to continue shedding labor and delay new hiring, which pushed the unemployment rate up to 6% by the end of the year. The jobless rate, just like the economy, went on a roller-coaster ride, falling to roughly 5.5% during the first and third quarters when economic growth was fast, rising to 6% during the second and fourth periods when growth was unusually slow.

Monetary policy became more accommodating over the course of the year. In November, the Federal Reserve decided to lower the federal funds rate 50 basis points to 1.25% (a 40-year low) due to "heightened political risks" and worries that business would be reluctant to spend and hire. Fiscal policy remained highly stimulative in 2002, evident by the surge in defense spending and the Bush Administration has proposed a $100 billion tax cut for 2003 to help get the economy moving again.

OUTLOOK
We remain optimistic for 2003, and expect real GDP to grow by 4%. Although the risk of war with Iraq remains, the outlook for 2003 continues to brighten. Not only has the business sector gone through a major recessionary cleansing of its capital spending, inventory, payroll and borrowing positions, but stimulus is becoming broader and is now benefiting sectors like manufacturing that need it most. If war does occur, it would seem that only a long and messy conflict could derail the positive trends now emerging.

The preceding commentary was prepared by Joseph C. Carson, Senior Vice President & U.S. Economist at Alliance Capital Management L.P. Alliance is one of the investment advisers to EQ Advisors Trust. The views expressed do not necessarily represent the opinions of all the investment advisers of EQ Advisors Trust.

PORTFOLIO COMMENTARY AND PERFORMANCE

NOTES ON PERFORMANCE . . . . . . . . . . . . . . .     3
ALLIANCE CAPITAL MANAGEMENT L.P.
 EQ/Alliance Common Stock* . . . . . . . . . . . .     5
 EQ/Alliance Growth and Income . . . . . . . . . .     7
 EQ/Alliance Intermediate Government Securities. .     8
 EQ/Alliance International*. . . . . . . . . . . .     9
 EQ/Alliance Premier Growth. . . . . . . . . . . .    10
 EQ/Alliance Quality Bond. . . . . . . . . . . . .    11
 EQ/Alliance Small Cap Growth. . . . . . . . . . .    12
 EQ/Alliance Technology. . . . . . . . . . . . . .    13
 EQ/Equity 500 Index . . . . . . . . . . . . . . .    14
 EQ/International Equity Index . . . . . . . . . .    15
 EQ/Money Market . . . . . . . . . . . . . . . . .    16
 EQ/Small Company Index. . . . . . . . . . . . . .    17
*also managed by teams from Alliance Capital and its
 Bernstein Investment Research and Management Unit.
BERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT (A
UNIT OF ALLIANCE CAPITAL MANAGEMENT L.P.)
 EQ/Bernstein Diversified Value. . . . . . . . . .    18
CALVERT ASSET MANAGEMENT COMPANY, INC. AND BROWN
CAPITAL MANAGEMENT, INC.
 EQ/Calvert Socially Responsible . . . . . . . . .    19
CAPITAL GUARDIAN TRUST COMPANY
 EQ/Capital Guardian International . . . . . . . .    20
 EQ/Capital Guardian Research. . . . . . . . . . .    21
 EQ/Capital Guardian U.S. Equity . . . . . . . . .    22
EVERGREEN INVESTMENT MANAGEMENT COMPANY LLC
 EQ/Evergreen Omega. . . . . . . . . . . . . . . .    23
FIDELITY RESEARCH & MANAGEMENT COMPANY
 EQ/FI Mid Cap . . . . . . . . . . . . . . . . . .    24
 EQ/FI Small/Mid Cap Value . . . . . . . . . . . .    25
JANUS CAPITAL MANAGEMENT LLC
 EQ/Janus Large Cap Growth . . . . . . . . . . . .    26
J.P. MORGAN INVESTMENT MANAGEMENT INC.
 EQ/J.P. Morgan Core Bond. . . . . . . . . . . . .    27
LAZARD ASSET  MANAGEMENT
 EQ/Lazard Small Cap Value . . . . . . . . . . . .    28
MARSICO CAPITAL MANAGEMENT, LLC
 EQ/Marsico Focus. . . . . . . . . . . . . . . . .    29
MERCURY ADVISORS
 EQ/Mercury Basic Value Equity . . . . . . . . . .    30
MFS INVESTMENT MANAGEMENT
 EQ/MFS Emerging Growth Companies. . . . . . . . .    31
 EQ/MFS Investors Trust. . . . . . . . . . . . . .    32
PUTNAM INVESTMENT MANAGEMENT, LLC
 EQ/Putnam Growth & Income Value . . . . . . . . .    33
 EQ/Putnam International Equity. . . . . . . . . .    34
 EQ/Putnam Voyager . . . . . . . . . . . . . . . .    35
VAN KAMPEN
 EQ/Emerging Markets Equity+ . . . . . . . . . . .    36
+Morgan Stanley Investment Management Inc., which
 does business in certain instances using the name
 "Van Kampen", is the sub-adviser to the Portfolio.
MULTIPLE ADVISER PORTFOLIOS
 EQ/Aggressive Stock . . . . . . . . . . . . . . .    37
 EQ/Balanced . . . . . . . . . . . . . . . . . . .    39
 EQ/High Yield . . . . . . . . . . . . . . . . . .    41

l
NOTES ON PERFORMANCE
Performance of each of the EQ Advisors Trust portfolios as shown on the following pages, compares each portfolio's performance to that of a broad-based securities index. Each of the portfolio's annualized rates of return is net of investment management fees, 12b-1 fess (applicable to Class IB shares) and operating expenses of the portfolio. Rates of return are not representative of the actual return you would receive under your variable life insurance policy or annuity contract. No policyholder or contractholder can invest directly in the EQ Advisors Trust portfolios. Changes in policy values depend not only on the investment performance of the EQ Advisors Trust portfolios, but also on the insurance and administrative charges, applicable sales charges, and the mortality and expense risk charge applicable under a policy. These policy charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses.

Each of the EQ Advisors Trust portfolios has a separate investment objective it seeks to achieve by following a separate investment policy. There is no guarantee that these objectives will be attained. The objectives and policies of each portfolio will affect its return and its risk. Keep in mind that past performance is not an indication of future results.

GROWTH OF $10,000 INVESTMENT
The charts shown on the following pages illustrate the total value of an assumed investment in both Class IA and Class IB shares (if applicable) of each portfolio of the EQ Advisors Trust. The periods illustrated are from the inception dates shown through December 31, 2002. These results assume reinvestment of dividends and capital gains. The total value shown for each portfolio reflects management fees and operating expenses of the portfolios.
 They have not been adjusted for insurance-related charges and expenses associated with life insurance policies or annuity contracts, which would lower the total values shown. Results should not be considered representative of future gains or losses.

THE BENCHMARKS
--------------
Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with actively-managed funds. Investment cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Fund is likely to select its holdings.

THE CREDIT SUISSE FIRST BOSTON GLOBAL HIGH YIELD INDEX
An unmanaged trader-priced index that mirrors the public high-yield debt market.

LEHMAN BROTHERS AGGREGATE BOND INDEX
An unmanaged index considered representative of the U.S. investment-grade fixed-rate bond market. Includes government and credit securities, agency mortgage passthrough securities, asset-backed securities, and commercial mortgage-based securities.

THE LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX
An unmanaged index of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $100 million outstanding.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX
An unmanaged index considered representative of the market structure of the developed equity markets in Europe, Australasia and the Far East.

THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX
An unmanaged index considered representative of stock markets of developing countries.

THE RUSSELL 3000(R) INDEX
An unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

THE RUSSELL 3000(R) GROWTH INDEX
An unmanaged index that measures the performance of those companies in the Russell 3000 with higher price-to-book ratios and higher forecasted growth values.

THE RUSSELL 1000(R) INDEX
An unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000, representing approximately 92% of the total market capitalization of the Russell 3000.

RUSSELL 1000(R) GROWTH INDEX
An unmanaged index which contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.

RUSSELL 1000(R) VALUE INDEX
An unmanaged index which contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) with a less-than-average growth orientation. It represents the universe of stocks from which value managers typically select. Securities in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the Growth universe.

RUSSELL 1000(R) TECHNOLOGY INDEX
An unmanaged index which contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 index) that are deemed technology companies by the Russell sector classification scheme.

RUSSELL 1000(R) HEALTH CARE INDEX
An unmanaged index which contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) that are deemed healthcare companies by the Russell sector classification scheme.

THE RUSSELL 2500(R) INDEX
An unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000, which represents approximately 17% of the total market capitalization of the Russell 3000.

l
NOTES ON PERFORMANCE
RUSSELL 2500(R) GROWTH INDEX
An unmanaged index which contains those Russell 2500 securities (the bottom 500 securities in the Russell 1000 Index and all 2,000 securities in the Russell 2000 Index) with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.

THE RUSSELL MIDCAP(R) GROWTH INDEX
An unmanaged index of common stocks that measures the performance of those companies in the Russell MidCap Index with higher price-to-book ratios and higher forecasted growth values. (The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 representing approximately 25% of the total market capitalization of the Russell 1000).

RUSSELL 2500(R) VALUE INDEX
An unmanaged index which contains those Russell 2500 securities (the bottom 500 securities in the Russell 1000 Index and all 2,000 securities in the Russell 2000 Index) with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the Growth universe.

THE RUSSELL 2000(R) INDEX
An unmanaged index which tracks the performance of the 2000 smallest companies in the Russell 3000, which represents approximately 8% of the total market capitalization of the Russell 3000.

THE RUSSELL 2000(R) GROWTH INDEX
An unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth.

THE RUSSELL 2000(R) VALUE INDEX
An unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

STANDARD & POOR'S 500 INDEX
An unmanaged index which contains 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor's to be representative of the larger capitalization portion of the U.S. stock market.

THE STANDARD & POOR'S MIDCAP 400 INDEX
An unmanaged weighted index of 400 domestic stocks chosen for market size (median market capitalization as of December 31, 2001 of about $1.8 billion), liquidity, and industry group representation. The S&P MidCap 400 return reflects the reinvestment of dividends.

l
EQ/ALLIANCE COMMON STOCK PORTFOLIO
PORTFOLIO COMMENTARY

Equitable employs different management teams for this portfolio, each of whom is responsible for managing an allocated portion or "sleeve" of the portfolio's assets. The following commentaries discuss the investment activities and performance for each sleeve of the portfolio. Note: Upon the retirement of the portfolio manager, Tyler Smith, in June 2002, the portfolio was transitioned to a new management structure which employs teams from both Alliance Capital and its Bernstein Investment Research and Management unit.

ALLIANCE CAPITAL MANAGEMENT L.P.
This sleeve of the portfolio is managed in a multi-cap growth style. The management team seeks to identify high quality growth companies across a broad range of market capitalizations, including small, medium and large size companies.

By the end of the third quarter of 2002, the manager had finished transitioning the multi-cap growth sleeve from one heavily concentrated in financial, cable and wireless stocks to a more diversified mix of sectors and stocks. During the third quarter, technology and telecommunication stocks lagged an already weak market. Performance was helped in the fourth quarter by several holdings in the financial sector, as well as new purchases in the wireless, technology and internet sectors. Detracting from performance during the fourth quarter was a significant underweight in health care stocks. In the Internet space, Ebay and Amazon were strong performers.

Biotechnology stocks participated fully in the market's summer downturn, but unlike technology, did not participate fully in the market's rebound during October and November. Now that the Food and Drug Administration is expediting new drug approvals, the outlook for both pharmaceuticals and biotechnology stocks should improve.

Many high quality growth companies are positioned to participate in the economic and financial market recovery that now appears to be underway. Given the inevitable economic upturn, the sleeve's primary overweights are expected to remain in technology and industrials, with underweights in the consumer and health care sectors. Thanks to 40-year lows in interest rates and inflation, the consumer has enjoyed a significant increase in purchasing power, leaving little in the way of pent up demand. Meanwhile, the collapse in technology and telecommunications stocks seems to be discounting continued recession, contrary to the manager's outlook. Given the sparse inventory policies in these sectors, the economic recovery now under way should favor those sectors hardest hit during the past three years.

                                                     Continued on following page

INVESTMENT OBJECTIVE
Seeks to achieve long-term growth of its capital and increased income.
PORTFOLIO SUMMARY, AS OF 12/31/02
Net Assets . . . . . .  . . . . . . $6,507.3 million
Number of Issues. . . . . . . . . . . . 214
LARGEST EQUITY HOLDINGS, AS OF 12/31/02
Exxon Mobil Corp.. . . . . . . . . .  Integrated Oil & Gas
Citigroup, Inc. . . . . . . . . . .  . Diversified Financials
Bank of America Corp. . . . . . . . . . . Banks
PeopleSoft, Inc. . . . . . . . .  . Applications Software
eBay, Inc.. . . . . . . . . . . . Internet Software & Services
Electonic Arts, Inc. . . . . . . . Application Software
Applied Biosystems Group - Applera Corp.  . Health Care
                                    Equipment & Services
Sprint Corp. (PCS Group) . . . . ..Wireless Telecommunication Services
Marvell Technology Group Ltd. . .  Semiconductor Equipment
ChevronTexco Corp. . . . . . . . . Integrated Oil & Gas
ASSET MIX DISTRIBUTION, AS OF 12/31/02
Domestic Stock . . . . . . . . . .. .97.5%
Foreign Stock & ADR's . . . . . .  .2.0%
Cash & Other. . . . . . . . . . .  .0.5%
Total . . . . . . . . . . . . . .  100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/02

                                         1         3          5       10      20      SINCE
                                        YEAR     YEARS      YEARS   YEARS   YEARS    INCEPT.
Portfolio -
 IA Shares                             (33.15)%  (19.87)%  (3.57)%  8.03%   11.65%    11.95%*
Portfolio -
 IB Shares                             (33.34)   (20.09)   (3.84)   7.85    11.42     11.70**
S&P 500                                (22.09)   (14.54)   (0.58)   9.34    12.69     12.54**

* Since inception as of January 13, 1976
** Investment operations commenced with respect to Class IB shares on October 2, 1996. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2002

(Invested ten years ago on December 31, 1992)
LOGO

 EQ/Alliance Common Stock
             Class A 	 Class B 	 S&P 500
12/31/92	 10,000 	 10,000 	 10,000
12/31/93	 12,484 	 12,453 	 11,008
12/31/94	 12,216 	 12,156 	 11,153
12/31/95	 16,180 	 16,060 	 15,344
12/31/96	 20,109 	 20,085 	 18,868
12/31/97	 25,981 	 25,891 	 25,163
12/31/98	 33,614 	 33,415 	 32,354
12/31/99	 42,093 	 41,724 	 39,162
12/31/00	 36,197 	 35,777 	 35,597
12/31/01	 32,398 	 31,938 	 31,368
12/31/02	 21,658 	 21,289 	 24,423
l
EQ/ALLIANCE COMMON STOCK PORTFOLIO
BERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT (A UNIT OF ALLIANCE CAPITAL)
This sleeve of the portfolio is managed in value style. The management team seeks to identify value opportunities in the large capitalization U.S. equity market while controlling risk. The team chooses about 150 stocks, emphasizing those that are trading at the deepest discounts to their long-term earnings power, as determined by their analysts.

Strong stock selection in the technology and utilities sectors contributed to the value sleeve's performance in the fourth quarter of 2002. Holdings with sizable telecommunications exposure, including Qwest, AT&T Wireless and Sprint, performed best. Stock selection in the industrial commodities sector also contributed significantly to relative returns. The sleeve's paper and container companies performed well, and performance also benefited from selected chemical holdings.

Underweighting the consumer growth and consumer staples sectors added to relative performance, as these sectors underperformed the broad market. Stock selection in the consumer staples sector was another positive. However, an overweight of the consumer cyclicals sector, which lagged the market, reduced relative returns. Also detracting from relative performance was specific stock selection in the energy sector.

Bernstein believes that an unusually diverse set of companies represents the top quintile of value in today's stock market. Also, there do not appear to be any extreme examples of sectors trading well above or below their intrinsic values.
 Thus, the value sleeve is more diversified by sector than usual. In this economy, research-based stock selection will be critical to generating attractive relative returns. Bernstein remains confident in its analysts' ability to uncover attractive opportunities.

l
EQ/ALLIANCE GROWTH & INCOME PORTFOLIO
PORTFOLIO COMMENTARY

The portfolio's performance during 2002 was below the benchmark's due mainly to stock selection. Focusing on individual securities, rather than relying on broad sector calls, has been a hallmark of the portfolio's investment process. Over the past year, several portfolio holdings believed to have better-than-average fundamental prospects performed poorly. In many cases, these investments were in companies that depended on access to capital from equity and debt markets. They proved to be vulnerable in 2002 as the capital markets re-priced risk and generally became more reluctant to lend money. As the costs and availability of credit became more onerous, some companies were unable to execute their business plans and deliver expected fundamental performance.

Alliance Capital believes short-term risk aversion creates long-term investment opportunity--particularly in equities. As compelling opportunities materialize in distressed areas of the market, the manager has become willing to assume more risk relative to the benchmark. Fundamental analysis suggests attractive opportunities can be found, especially in the pharmaceuticals, technology and financial sectors. The manager believes the portfolio is well positioned for a more stable investment environment, supported by slowly improving fundamentals and historically low interest rates.


INVESTMENT OBJECTIVE
Seeks to provide a high total return.
PORTFOLIO SUMMARY, AS OF 12/31/02
Net Assets . . . .   . . $1,780.6 million
Number of Issues. . . . . . . .76
LARGEST EQUITY HOLDINGS, AS OF 12/31/02
Citigroup, Inc. . . . . . . . . .Diversified Financials
J.P. Morgan Chase & Co. . . . . .Diversified Financials
Wyeth . . . . . . . . . . .. . . .Pharmaceuticals
Fannie Mae . . .  . . . . . Diversified Financials
Pfizer, Inc. . . . . . .  . . Pharmaceuticals
Philip Morris Cos., Inc. . . . . Food Products
ConocoPhillips . . . . . . . . . Integrated Oil & Gas
American International Group, Inc.. . .Insurance
Bank of America Corp. . . . . . . . . .Banks
Bank One Corp.. . . . . . . . . . . . .Banks
ASSET MIX DISTRIBUTION, AS OF 12/31/02
Domestic Stock . . . . . . . . . . . . 2.9%
Foreign Stock & ADR's . . . . . . . . .4.5%
U.S. Government Securities . . . . . . 3.4%
Cash & Other. . . . . . . . . . . . . .(0.8)%
Total . . . . . . . . . . . . . . . .  100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/02

                                              1          3       5      SINCE
                                             YEAR      YEARS   YEARS   INCEPT.
Portfolio - IA Shares                       (21.03)%  (5.31)%  4.01%    9.32%*
Portfolio - IB Shares                       (21.28)   (5.55)   3.75     9.05**
Russell 1000 Value                          (15.52)   (5.14)   1.16     9.70**

* Since inception as of October 1, 1993
** Investment operations commenced with respect to Class IB shares on May 1, 1997. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2002

(Invested at inception)
LOGO

EQ/Alliance Growth and Income
	      Class A 	 Class B 	 Russell 1000 Value
10/01/93	 10,000 	 10,000 	 10,000
12/31/93	 9,975 	 9,968 	 9,971
12/31/94	 9,917 	 9,886 	 9,774
12/31/95	 12,305 	 12,236 	 13,523
12/31/96	 14,777 	 14,657 	 16,449
12/31/97	 18,735 	 18,528 	 22,237
12/31/98	 22,642 	 22,340 	 25,712
12/31/99	 26,867 	 26,442 	 27,601
12/31/00	 29,262 	 28,736 	 29,537
12/31/01	 28,882 	 28,299 	 27,886
12/31/02	 22,808 	 22,276 	 23,557
l
EQ/ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO
PORTFOLIO COMMENTARY

The portfolio underperformed the Lehman Brothers Intermediate Government Bond Index in 2002. The portfolio's performance was negatively impacted by its duration and yield curve posture.

Short- and intermediate-maturity Treasury yields are very low relative to current and expected nominal GDP growth rates. At year-end, five-year Treasuries yielded less than 3% - a level more consistent with an economy that is likely to weaken than with one that may strengthen over the course of the next year.

Less than two years after the 1990-91 recession, nominal GDP (Gross Domestic Product) growth and intermediate Treasury yields were running close to 6% - roughly the median GDP growth rate of the last 15 years. Furthermore, recovery did not enjoy as much monetary and fiscal stimulus as is in place today. If the economy continues to follow the recovery script being written by current liquidity flows, history argues that intermediate-term Treasury yields should rise sharply over the next 12 months.

In addition, burgeoning budget deficits are already translating into an increased supply of Treasuries. This also points to rising U.S. Treasury yields, particularly in the short-to-intermediate range, where new Treasury issuance is likely to be heaviest.

Accordingly, the manager has taken underweight positions (relative to benchmark) in both U.S. Treasuries and agency debt. Agencies continue to offer significantly lower yields than other sectors of comparable quality and liquidity, such as mortgages and collaterized mortgage-backed securities (CMBSs). In addition, agencies currently entail some political risk, as debate about the status of government-sponsored enterprises (GSEs), such as FNMA
(Fannie Mae) and FHLMC (Freddie Mac), continues.   In seeking to enhance
portfolio yield, the manager has significant exposure to the mortgage backed securities (MBS) market. The portfolio's emphasis within the MBS sector is on pass-through securities.

INVESTMENT OBJECTIVE
Seeks to achieve high current income consistent with relative stability of principal.

PORTFOLIO SUMMARY, AS OF 12/31/02
Net Assets . . . . . . . . .$937.3 million
Number of Issues. . . . .. . . 53
Average Maturity . . .. . 9.4 years

ASSET MIX DISTRIBUTION, AS OF 12/31/02
U.S. Government Securities . .. .  80.2%
Corporate Bonds . . . . . . .. . .10.1%
Cash & Other. . . . . . .  . . ..9.7%
Total . . . . . . . .. . 100.0%


ANNUALIZED TOTAL RETURNS AS OF 12/31/02

                                         1      3      5      10      SINCE
                                       YEAR   YEARS  YEARS  YEARS    INCEPT.
Portfolio - IA Shares                  8.81%  8.76%  6.75%  6.35%     6.90%*
Portfolio - IB Shares                  8.58   8.50   6.47   6.08      6.63**
Lehman Brothers Int. Govt. Bond        9.64   9.51   7.44   6.91      7.46**

* Since inception as of April 1, 1991
** Investment operations commenced with respect to Class IB shares on May 1, 1997. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2002

(Invested ten years ago on December 31, 1992)
LOGO
 EQ/Alliance Intermediate Government Securities
	 Class A 	 Class B 	 Lehman Intermediate Govt Bond
12/31/92	 10,000 	 10,000 	 10,000
12/31/93	 11,058 	 11,031 	 10,817
12/31/94	 10,574 	 10,522 	 10,628
12/31/95	 11,984 	 11,895 	 12,160
12/31/96	 12,436 	 12,313 	 12,654
12/31/97	 13,348 	 13,194 	 13,631
12/31/98	 14,374 	 14,165 	 14,788
12/31/99	 14,385 	 14,131 	 14,860
12/31/00	 15,714 	 15,395 	 16,416
12/31/01	 17,007 	 16,624 	 17,798
12/31/02	 18,504 	 18,050 	 19,506
l
EQ/ALLIANCE INTERNATIONAL PORTFOLIO
PORTFOLIO COMMENTARY

Equitable employs different management teams for this portfolio, each of whom is responsible for managing an allocated portion or "sleeve" of the portfolio's assets. The following commentaries discuss the investment activities and performance for each sleeve of the portfolio.

ALLIANCE CAPITAL MANAGEMENT L.P.
Stock selection during the first and fourth quarters of 2002--selected high quality stocks in the beginning of the year and financial and wireless holdings at the end of the year--helped the portfolio outperform the benchmark for the full year. Throughout the year, core Japanese holdings such as Canon and Takeda added value.

Entering 2003, the global economy's underlying fundamentals appear stronger than most investors seem to recognize. The decline in growth stocks over the past three years has reduced sector valuations to attractive levels. For example, the relative price-to-earnings ratios of European pharmacy and financial stocks are at seven-year lows. Many growth stocks appear to be priced more attractively than they have been in a long time.

The international growth sleeve has retained a conservative posture with a blend of stable and cyclical high-quality growth names that offer a way for investors to participate in an improving economic environment. Among core holdings are Vodafone, British Sky Broadcasting, Reckitt Benckiser, ST Micro, SAP, Takeda, and Ricoh. These companies have improving balance sheets, and research predicts that they are likely to continue to grow strongly over the next five years.

BERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT (A UNIT OF ALLIANCE CAPITAL) During the fourth quarter of 2002, fundamental research-based stock selection was the primary driver of the international value sleeve's outperformance compared to the benchmark. Adding to relative performance were holdings in capital markets-sensitive industries such as insurance and banks. Specific holdings of note included Royal & SunAlliance and Societe Generale. Holdings in cyclical stocks such as Saint-Gobain also contributed to performance. In addition, the sleeve benefited from holdings in industrial commodities. While the majority of performance was driven by favorable stock selection across nearly all sectors, it was also helped by the sector emphasis in cyclicals and financials. Specifically, emphasis on retail-oriented banks, including Bank of Nova Scotia, added to performance.

With the fall in the equity market and a rally in bonds, the equity risk premium soared. Even with a rise in equities in the fourth quarter of 2002, the equity risk premium remains high. As a result, Bernstein believes that equities are more attractive than usual, relative to bonds. They also believe the value sleeve is well positioned for the 2003 environment based on fundamental research driving security selection and broad diversification of holdings.

INVESTMENT OBJECTIVE
Seeks to achieve long-term growth of captial.
PORTFOLIO SUMMARY, AS OF 12/31/02
Net Assets . . . . . . . . . . .. $1,082.4 million
Number of Issues. . . . . . . . . . 164
LARGEST EQUITY HOLDINGS, AS OF 12/31/02
Vodafone Group plc. . . . .Wireless Telecommunications Services
Canon, Inc. . . . . . . . . . Office Electronics
BNP Paribas S.A. . . . . . .  Banks
L'Oreal S.A. . . . . . . . .  Personal Products
British Sky Broadcasting plc . . . Media
Takeda Chemical Industries Ltd. .. Pharmaceuticals
Royal Bank of Scotland Group plc . .. . . . Banks
Novartis AG (Registered). . . . . .  Pharmaceuticals
Nokia OYJ . . . .. .  Telecommunications Equipment
TotalFinaElf S.A.. .  . .Integrated Oil & Gas
DISTRIBUT ION OF EQUITY ASSETS BY REGION,
AS OF 12/31/02
Europe. . . . . . .  . . . . . . . .72.6%
Japan . . . . . . . . . . . . . .22.3%
Canada . . . . . . . .  . . . . .2.5%
Southeast Asia . . .. . . . . .1.7%
Australia. . . . . . . . . . . .0.9%
Total . . . . . . . . . . .. . . . 100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/02

                                         1         3         5         SINCE
                                        YEAR     YEARS     YEARS      INCEPT.
Portfolio - IA Shares                   (9.84)%  (18.72)%  (3.99)%    (0.45)%*
Portfolio - IB Shares                  (10.20)   (18.99)   (4.30)     (0.75)**
MSCI EAFE Index                        (15.94)   (17.24)   (2.89)      0.22**

* Since inception as of April 3, 1995
** Investment operations commenced with respect to Class IB shares on May 1, 1997. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2002

(Invested at inception)
LOGO
 EQ/Alliance International
	 Class A 	 Class B 	 MSCI EAFE
04/03/95	 10,000 	 10,000 	 10,000
12/31/95	 11,129 	 11,102 	 10,917
12/31/96	 12,221 	 12,153 	 11,578
12/31/97	 11,841 	 11,752 	 11,784
12/31/98	 13,099 	 12,956 	 14,140
12/31/99	 17,988 	 17,742 	 17,953
12/31/00	 13,893 	 13,683 	 15,410
12/31/01	 10,715 	 10,505 	 12,106
12/31/02	 9,660 	 9,433 	 10,176
l
EQ/ALLIANCE PREMIER GROWTH PORTFOLIO
PORTFOLIO COMMENTARY

During the fourth quarter of 2002, the information technology sector rallied, but the upswing was not enough to offset losses sustained by the sector earlier in the year. For the year as a whole, the portfolio's underweight position in technology relative to the benchmark favorably impacted performance. However, this was offset by the unfavorable impact of stock selections in Nokia, Microsoft, Intel and Applied Materials.

The industrials sector also served as a major contributor of losses in the benchmark during 2002. The portfolio's underweight in the sector positively impacted performance on a relative basis, but a specific stock selection, Tyco, offset this advantage.

In the financials sector, the portfolio's overweight helped performance, but this also was offset by unfavorable stock selections--specifically MBNA and American International Group. The health care sector performed well until late October, when Tenet Healthcare suffered amid controversy over aggressive billing practices. The portfolio's position in this company represented the largest detractor from performance for the year. The portfolio's overweight position in the health care sector, combined with favorable stock selection in other securities--especially UnitedHealth Group, Pharmacia and Medtronic--added to relative performance.

In the consumer discretionary sector, media stocks accounted for the majority of the underperformance as AOL Time Warner and Liberty Media witnessed a decline in advertising. Also, retailers such as Kohl's, Lowes, Best Buy and Home Depot suffered at year-end due to a short and weak holiday shopping season. Many investors fled to the relative safety of consumer staples stocks for more predictable growth rates. Consequently, the portfolio's underweight in the sector, combined with specific underperformance in Philip Morris, detracted from relative performance. The portfolio's underweight in the energy and materials sector also negatively impacted relative performance to a lesser extent, but an underweight in the utilities served the portfolio well.

INVESTMENT OBJECTIVE
Seeks to achieve long-term growth of capital by primarily investing in equity securities of a limited number of large, carefully selected, high quality U.S. companies that are judged, by the Adviser, likely to achieve superior earnings growth.
PORTFOLIO SUMMARY, AS OF 12/31/02
Net Assets . . . . . . . . . .  .$602.3 million
Number of Issues. . . . . . . . .  . 50
LARGEST EQUITY HOLDINGS, AS OF 12/31/02
MBNA Corp.. . . . . .. Diversified Financials
UnitedHealth Group, Inc.. .. Health Care Equipment & Services
Freddie Mac . . . . . . . . . Diversified Financials
American International Group, Inc.. . .Insurance
Kohl's Corp.. . . . . . . . . . .Department Stores
Microsoft Corp. . . . . . . . . . Systems Software
Lowe's Cos., Inc. . . . . . . . . Home Improvement Retail
Viacom, Inc., Class B. . . . . .. . Media
Pfizer, Inc. . . . . . . . . . .. Pharmaceuticals
Citigroup, Inc. . . . . . . . . .  Diversified Financials
ASSET MIX DISTRIBUTION, AS OF 12/31/02
Domestic Stock . . . . . . . . . . .93.8%
Foreign Stock & ADR's . . . . . . .5.2%
Cash & Other. . . . . . . . . . .  .1.0%
Total . . . . . . . . . . . . . .  . 100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/02

                                                   1         3         SINCE
                                                  YEAR     YEARS      INCEPT.*
Portfolio - IA Shares                            (31.02)%  (24.52)%   (16.66)%
Portfolio - IB Shares                            (31.19)   (24.70)    (16.86)
Russell 1000 Growth                              (27.88)   (23.64)    (14.75)

* Since inception as of May 1, 1999.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2002

(Invested at inception)
LOGO


 EQ/Alliance Premier Growth Portfolio
Portfolio Class IA Shares  Portfolio Class IB Shares 	 Russell 1000 Growth
4/99	       10,000 	               10,000           	 10,000
12/99         11,914 	               11,897 	     		12,504
12/00	         9,751 	                9,715 	      	  9,701
12/01	         7,428 	                7,382 	 		  7,720
12/02	         5,125 	                5,082 			   5567
                                       10
l
EQ/ALLIANCE QUALITY BOND PORTFOLIO
PORTFOLIO COMMENTARY

Security selection in the corporate sector, specifically an overweight in the telecommunications sub-sector in the second quarter, was the primary source of the portfolio's underperformance relative to the benchmark in 2002. Revelations of accounting irregularities, corporate fraud and a slowing economy all contributed to the underperformance of specific credit sectors. Also dampening performance was the manager's yield curve strategy. Positive contributors to performance included the portfolio's overall sector allocation and mortgage security selections.

Alliance Capital anticipates that real gross domestic product (GDP) will grow at about 4% in 2003. Over the next year, the manager believes the yield curve will reflect an improving economic growth outlook, and eventual Fed tightening, rather than risk aversion.

Within the portfolio, the manager will continue to pursue a sector allocation that leverages any improvement in economic and financial market conditions. The portfolio remains overweighted in the non-government sectors. The manager expects U.S. Treasuries to underperform because short and intermediate-term yields are very low relative to current and expected nominal GDP growth rates. In addition, a growing budget deficit will translate into a rising supply of Treasuries. With economic conditions in Europe deteriorating, interest rates in Europe are likely to decline as the European Central Bank eases. Among corporate security selection, the manager will continue to focus on the most deeply undervalued credits. The portfolio also remains overweighted in mortgages, as that sector continues to be attractively valued.

INVESTMENT OBJECTIVE
Seeks to achieve high current income consistent with moderate risk to capital.
PORTFOLIO SUMMARY, AS OF 12/31/02
Net Assets . . . . . . . . . . . . . .  .$530.9 million
Number of Issues. . . . . . . . . . . .  . 108
Average Maturity . . . . . . . . . . . .  .11.8 years
ASSET MIX DISTRIBUTION, AS OF 12/31/02
U.S Government Securities. . . . . . .108.4%
Corporate Bonds . . . . . . . .  . . 26.0%
Foreign Government Bonds . . .  . .  .5.8%
Cash & Other. . . . . . . . . .. . . .(40.2)%
Total . . . . . . . . . . .. . . . 100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/02

                                              1       3       5      SINCE
                                            YEAR    YEARS   YEARS   INCEPT.
Portfolio - IA Shares                        7.91%   9.24%  6.78%    6.33%*
Portfolio - IB Shares                        7.68    8.97   6.52     6.08**
Lehman Aggregate Bond                       10.25   10.10   7.55     7.07**

* Since inception as of October 1,1993
** Investment operations commenced with respect to Class IB shares on July 8, 1998. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2002

(Invested at inception)
LOGO
 EQ/Alliance Quality Bond
	 Class A 	 Class B 	 Lehman Aggregate
10/01/93	 10,000 	 10,000 	 10,000
12/31/93	 9,949 	 9,944 	 10,006
12/31/94	 9,442 	 9,416 	 9,714
12/31/95	 11,050 	 10,995 	 11,509
12/31/96	 11,642 	 11,559 	 11,926
12/31/97	 12,705 	 12,584 	 13,078
12/31/98	 13,813 	 13,643 	 14,213
12/31/99	 13,527 	 13,338 	 14,097
12/31/00	 15,093 	 14,835 	 15,736
12/31/01	 16,342 	 16,028 	 17,064
12/31/02	 17,635 	 17,259 	 18,820
l
EQ/ALLIANCE SMALL CAP GROWTH PORTFOLIO
PORTFOLIO COMMENTARY

Favorable stock selection in the industrial and health care sectors improved performance relative to the benchmark, while stock selection in the consumer and technology sectors detracted from performance. The impact of sector allocations was roughly neutral.

Biotechnology and software companies topped the list of strongest contributors to performance, demonstrating that attractive opportunities were available in even the most challenging economic sectors. Strong relative gains in the industrial sector were driven by performance of the portfolio's defense-related investments. Bank stocks also contributed favorably.

Although small-cap growth stocks rallied from an oversold condition late in 2002, earnings visibility for 2003 remains limited. Earnings revision trends have recently deteriorated across all but two economic sectors--health care and energy. Potentially troubling is the deterioration in consumer earnings trends, given the significant role consumers have played throughout the economic recovery.

Given the slow pace of an economic recovery, the portfolio has maintained a diversified investment strategy with commitments to both cyclical and more defensively positioned companies. This positioning reflects Alliance Capital's view that the recent slowdown in growth is merely a pause in the recovery and not the early signs of a double-dip recession.

While the environment remains challenging and growth-style investing has been out of favor, the portfolio remains committed to high-quality, rapidly growing companies that show favorable earnings momentum.

INVESTMENT OBJECTIVE
Seeks to achieve long-term growth of capital.
PORTFOLIO SUMMARY, AS OF 12/31/02
Net Assets . . . . . .  . $626.1 million
Number of Issues . . . ..  121
LARGEST EQUITY HOLDINGS, AS OF 12/31/02
The Medicines Co. . . . .  Biotechnology
Iron Mountain, Inc. . . . . Commercial Services & Supplies
Pactiv Corp. . . . . . . . Containers & Packaging
L-3 Communications Holdings, Inc... Aerospace & Defense
Amphenol Corp., Class A . . .. Electronic Equipment
& Instruments
Integrated Circuit Systems, Inc. .Semiconductor Equipment
C.H. Robinson Worldwide, Inc. .  Commercial Services
& Supplies
Accredo Health, Inc. . . . .Health Care Equipment
& Services
Southwest Bancorporation of Texas, Inc.  Banks
Idex Corp. . . . . . . . . . . Machinery
ASSET MIX DISTRIBUTION, AS OF 12/31/02
Domestic Stock . . . . . . . 94.6%
Foreign Stock & ADR's . . . .3.0%
Cash & Other . . . . . . . . 2.4%
Total . . . . . . . . . . .  100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/02

                                              1         3          5       SINCE
                                             YEAR     YEARS      YEARS    INCEPT.*
Portfolio - IA Shares                       (30.08)%  (11.48)%  (3.22)%    1.29%
Portfolio - IB Shares                       (30.20)   (11.68)   (3.45)     1.06
Russell 2500 Growth                         (29.09)   (19.05)   (3.19)     0.97

* Since inception as of May 1, 1997

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2002

(Invested at inception)
LOGO

 EQ/Alliance Small Cap Growth
	 Class A 	 Class B 	 Russell 2500 Growth
05/01/97	 10,000 	 10,000 	 10,000
12/31/97	 12,666 	 12,652 	 12,418
12/31/98	 12,124 	 12,088 	 12,803
12/31/99	 15,498 	 15,410 	 19,906
12/31/00	 17,679 	 17,540 	 16,703
12/31/01	 15,376 	 15,211 	 14,893
12/31/02	 10,752 	 10,618 	 10,560
l
EQ/ALLIANCE TECHNOLOGY PORTFOLIO
PORTFOLIO COMMENTARY

As technology stock fundamentals weakened during the first three quarters of 2002, the portfolio's exposure to semiconductors and the services sector hurt performance. These two sectors had helped to diversify risk earlier in the year, but they saw challenges later on, as both were hurt by a weakening economy. Earnings estimates declined as unit growth slowed in the semiconductor sector, specifically impacting positions in companies such as Taiwan Semiconductor, Intel and Micron Technology. The computer services sector saw valuations decline as the pace of outsourcing deals slowed, impacting positions in Concord EFS, First Data Corp and Fiserv.

While most sectors declined during the year, the portfolio benefited from positions in the communications sector with wireless leader Qualcomm, Broadcom and Marvell Technology, as well as from security software leaders Symantec and Network Associates.

Entering 2003, investor expectations have remained subdued and the risk of fundamental disappointment appears low. In fact, in the first earnings reports of this year, there have been few negative pre-announcements and a noticeable number of positive ones, implying stabilization in demand. Most companies should meet expectations during year-end reporting, but in this current environment, earnings guidance will remain conservative.

While the manager is mindful of valuation and continues to focus on controlling risk, the portfolio has moved incrementally toward higher unit growth opportunities in the semiconductor, software and wireless areas. Although the technology sector remains volatile, the manager sees technology stocks benefiting from economic recovery and the need for productivity, as improving corporate profitability drives technology initiatives in 2003.

INVESTMENT OBJECTIVE
Seeks to achieve long-term growth of capital. Current income is incidental to the Portfolio's objective.
PORTFOLIO SUMMARY, AS OF 12/31/02
Net Assets . . . . . . . . . . .$206.2 million
Number of Issues. . . . . . . . . 55
LARGEST EQUITY HOLDINGS, AS OF 12/31/02
First Data Corp. . . . . Commercial Services & Supplies
Microsoft Corp. . . . .  Systems Software
eBay, Inc.. . . . . . . . Internet Software & Services
Dell Computer Corp. . . . Computer Hardware
Affiliated Computer Services, Inc., Class A . IT Consulting &
Services
Cisco Systems, Inc. . . . . .  Networking Equipment
Viacom, Inc., Class B. . . . . Media
Fiserv, Inc.. . . . . . . . . IT Consulting & Services
Intel Corp.. . . . . . . . .  .Semiconductors
DST Systems, Inc. . . . . . . IT Consulting & Services
ASSET MIX DISTRIBUTION, AS OF 12/31/02
Domestic Stock . . . . . . ..81.0%
Foreign Stock & ADR's . . . .13.4%
Cash & Other. . . . . . . . .5.6%
Total . . . . . . . . . . .. 100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/02

                                              1         SINCE
                                             YEAR      INCEPT.*
Portfolio - IA Shares                       (40.51)%   (36.23)%
Portfolio - IB Shares                       (40.67)    (36.39)
NASADAQ Composite                           (31.53)    (32.84)
Russell 1000 Technology Index +             (38.51)    (39.50)

* Since inception as of May 1, 2000
+ In 2002, the Investment Manager revised the Portfolio's market index to be the Russell 1000 Technology Index, which more closely reflects the market sectors in which the Portfolio invests.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2002

(Invested at inception)
LOGO
EQ/Alliance Technology
Portfolio Class IA Shares  Portfolio
Class IB Shares  Russell 1000 Technology  NASDAQ Composite
5/1/00 10,000 	            10,000 	             10,000 		    10,000
05/00	 8,600 	 	      8,600 	              8,943 	    	     8,809
06/00	 9,200 		      9,200 	            10,033 	          10,273
07/00	 9,030 	 	      9,030 	             9,585 	            9,757
08/00	 10,180 		      10,180 	             10,885 	           10,895
09/00	 8,890 	            8,890 	             9,152 	            9,514
10/00	 8,390 	            8,390 	             8,577 	            8,729
11/00	 6,550 	             6,540 	             6,635	   	      6,730
12/00	 6,680 	            6,670 	             6,054	             6,400
01/01	 7,360 	 	 	7,350 		 	 6,958 	             7,183
02/01	 5,810 	 		5,800 	 		4,987 			 5,575
03/01	 5,050 	 		5,050 		 	4,260 			 4,767
04/01	 6,050 	 		6,040 	 		5,013 			 5,482
05/01	 5,831 	 		5,821 	 		4,784 			 5,468
06/01	 5,781 	 		5,771 	 		4,804 	 		5,598
07/01	 5,371 	 		5,361 	 		4,516 	 		5,252
08/01	 4,701 	 		4,681 	 		3,942 	 		4,677
09/01	 3,761 		 	3,751 	 		3,154 	 		3,883
10/01	 4,321 	 		4,311 	 		3,726 	 		4,379
11/01	 5,041 	 		5,021 	 		4,349 	 		5,002
12/01	 5,061 		 	5,041 	 		4,258 	 		5,053
01/02	 4,911 	 		4,891 	 		4,302 	 		5,011
02/02	 4,361 	 		4,341 			 3,667 	 		4,486
03/02	 4,771 	 		4,741 			 3,914 	 		4,781
04/02	 4,311 	 		4,281 		 	3,448 	 		4,374
05/02	 4,131 	 		4,101 		 	3,332 	 		4,187
06/02	 3,590 	 		3,570 		 	2,901 	 		3,791
07/02	 3,170 	 		3,150 		 	2,653 	 		3,442
08/02	 3,120 	 		3,100 		 	2,627 			 3,407
09/02	 2,640 		 	2,620 		 	2,152 	 		3,037
10/02	 2,980 		 	2,960 		 	2,601 	 		3,446
11/02	 3,390 		 	3,370 		 	3,050 			 3,832
12/02	 3,010 		 	2,990 	 		2,617 			 3,461
l
EQ/EQUITY 500 INDEX PORTFOLIO
PORTFOLIO COMMENTARY

The portfolio holds all securities in the S&P 500 Stock Index (S&P 500) at the exact weight each is represented in the index. All constituent changes (additions and deletions) made to the S&P 500 are reflected in the portfolio, on the effective date of the change. The portfolio maintained the following sector weightings at the end of 2002.

  STANDARD & POOR'S 500 INDEX        % OF PORTFOLIO'S
     SECTOR CLASSIFICATION                ASSETS
  Consumer Discretionary                              12.8%
  Consumer Staples                                     9.3%
  Energy                                               5.8%
  Financials                                          19.8%
  Healthcare                                          14.4%
  Industrials                                         10.8%
  Information Technology                              14.6%
  Materials                                            2.7%
  Telecomm Services                                    4.1%
  Utilities                                            2.7%



During 2002, the sectors with the greatest negative impact on the S&P 500 Index included information technology, consumer discretionary, industrials, financials and health care. The five component stocks that made the most positive contribution to return were Bank of America, Procter & Gamble, Wachovia Corp, Boston Scientific and Wells Fargo & Co. The five components that had the most negative impact were General Electric, Intel Corp., Tyco International, AOL Time Warner and Home Depot Inc.

INVESTMENT OBJECTIVE
Seeks a total return before expenses that approximates the total return performance of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500
Index.
PORTFOLIO SUMMARY, AS OF 12/31/02
Net Assets . . . . . . . . . $2,116.7 million
Number of Issues . . . . . . . . 504
LARGEST EQUITY HOLDINGS, AS OF 12/31/02
Microsoft Corp. . . . . . .  . Systems Software
General Electric Co.. . . . . Industrial Conglomerates
Exxon Mobil Corp.. . . . . .  Integrated Oil & Gas
Wal-Mart Stores, Inc.. . . . . General Merchandise Stores
Pfizer, Inc. . . . . . . . . .  Pharmaceuticals
Citigroup, Inc. . . . . . . .  Diversified Financials
Johnson & Johnson . . . . . . .. Pharmaceuticals
American International Group, Inc. .  Insurance
International Business Machines Corp. . Computer Hardware
Merck & Co., Inc. . . . . . . . . . Pharmaceuticals
ASSET MIX DISTRIBUTION, AS OF 12/31/02
Domestic Stock . . . . . . . . 96.6%
U.S. Government Securities . . . 3.1%
Foreign Stock & ADR's . . . . . 0.4%
Cash & Other . . . . . . . . . . (0.1)%
Total . . . . . . . . . . . . . 100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/02

                                              1         3          5       SINCE
                                             YEAR     YEARS      YEARS    INCEPT.
Portfolio - IA Shares                       (22.19)%  (14.75)%  (0.91)%    8.98%*
Portfolio - IB Shares                       (22.39)   (14.97)   (1.16)     8.72**
S&P 500                                     (22.09)   (14.54)   (0.58)     9.37**

* Since inception as of March 1, 1994
** Investment operations commenced with respect to Class IB shares on May 1, 1997. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2002

(Invested at inception)
LOGO

EQ/Equity 500
	 Class A 	 Class B 	S&P 500
03/01/94	 10,000 	 10,000 	 10,000
12/31/94	 10,108 	 10,089 	 10,072
12/31/95	 13,796 	 13,738 	 13,857
12/31/96	 16,884 	 16,775 	 17,039
12/31/97	 22,380 	 22,178 	 22,724
12/31/98	 28,668 	 28,339 	 29,218
12/31/99	 34,504 	 34,032 	 35,367
12/31/00	 31,206 	 30,690 	 32,147
12/31/01	 27,476 	 26,962 	 28,328
12/31/02	 21,379 	 20,924 	 22,072
l
EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO
PORTFOLIO COMMENTARY

International equities, like the broad U.S. equity markets, declined for the third consecutive year. The Morgan Stanley Capital International (MSCI EAFE) Europe, Australasia and Far East Index returned -15.9% for the 12 months ended December 31, 2002. However, with the U.S. dollar falling throughout the year, the decline in foreign equity markets was partially offset for U.S.-based investors. It is also worth noting that the international equity markets outperformed the major U.S. equity indices for the annual period overall.

Within the individual MSCI country markets, the best performance for the annual period came from New Zealand and Austria. Germany, Sweden, Finland and Ireland were the worst performers within the MSCI EAFE Index. The United Kingdom remains the largest country in the MSCI EAFE Index, based on its representation of 27.7% of the market capitalization of the index. The more defensive U.K. market within the MSCI Europe Index returned -15.2% for the annual period. The financial sector grew in weight within the MSCI EAFE Index through the annual period, accounting at December 31, 2002, for 24.0% of the index's market capitalization.

INVESTMENT OBJECTIVE
Seeks to replicate as closely as possible (before the deduction of Portfolio expenses) the total return of the MSCI EAFE Index. PORTFOLIO SUMMARY, AS OF 12/31/02
Net Assets . . . . . . . . . . . . $78.3 million
Number of Issues . . . . . . . . . . 963
LARGEST EQUITY HOLDINGS, AS OF 12/31/02
BP plc . . . . . . . . . . . . . . Integrated Oil & Gas
Vodafone Group plc. . . . . Wireless Telecommunication Services
GlaxoSmithKline plc. . . . . . . Pharmaceuticals
HSBC Holdings plc. . . . . . . . . . Banks
Novartis AG (Registered) . . . . . Pharmaceuticals
Royal Dutch Petroleum Co. . . . .. Integrated Oil & Gas
Nestle S.A. (Registered). . . . .  . Food Products
TotalFinaElf S.A. . . . . . . . . . Integrated Oil & Gas
Nokia OYJ . . . . . . . . . . . . . Telecommunications Equipment
Royal Bank of Scotland Group plc . . Banks
DISTRIBUT ION OF EQUITY ASSETS BY REGION,
AS OF 12/31/02
Europe . . . . . . . . . . . . . . . 71.4%
Japan . . . . . . . . . . . . . . .21.2%
Australia & New Zealand . . . . . . .4.9%
Southeast Asia . . . . . . . . . . . .2.5%
Total . . . . . . . . . . . . . . .  100.0%


ANNUALIZED TOTAL RETURNS AS OF 12/31/02

                                                   1        3         SINCE
                                                  YEAR    YEARS      INCEPT.
Portfolio - IA Shares                               --%      --%    (16.82)%*
Portfolio - IB Shares                            (17.87)  (20.41)    (5.05)**
MSCI EAFE Index                                  (15.94)  (17.24)    (2.89)**

* Since inception as of March 25, 2002
** Since inception as of January 1, 1998

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2002

(Invested at inception)
LOGO

 EQ/International Equity Index Portfolio
 Portfolio Class IB Shares MSCI EAFE
12/97	         10,000          10,000
12/98	         12,007          12,000
12/99	        15,309           15,235
12/00	        12,610           13,076
12/01	          9,398           10,273
12/02	          7,718            8,635
l
EQ/MONEY MARKET PORTFOLIO
PORTFOLIO COMMENTARY

As a steepening of the short-term yield curve developed in the early part of 2002, the manager increased the portfolio's floating-rate position. When interest rates flattened in the second quarter, the trend minimized the potential performance of "floaters." Later in 2002, the manager continued to focus on technical yield curve factors. For example, maturities were placed near the end of quarters to ensure maximum performance when the daily Fed Funds rate was at its highest level. The manager also thinned out positions in floaters when it became apparent that the U.S. Federal Reserve was comfortable keeping interest rates at low levels.

During the third and fourth quarters, the manager concentrated on fixed-rate securities with March 2004 through June 2004 maturities. The portfolio was able to lock in attractive yields before a somewhat surprising 50-basis point cut in interest rates occurred in early November.

At the start of 2003, the manager believes that any potential outbreak of war or weakening in consumer spending are already priced into the short-term yield curve. Alliance Capital anticipates gross domestic product (GDP) growth of 4% over the course of 2003, even though some investors, businesses and individuals seem prepared for more bad economic news. While carefully watching current rate trends and geopolitical events, the manager is prepared for the possibility of shortening the average maturity of the portfolio later in the second quarter of 2003, as holdings mature.

INVESTMENT OBJECTIVE
Seeks to obtain a high level of current income, preserve its assets and maintain liquidity
PORTFOLIO SUMMARY, AS OF 12/31/02
Net Assets . . . . . . . . . . . . . . . $2,044.1 million
Number of Issues. . . . . . . . . . . . . 62
ASSET MIX DISTRIBUTION, AS OF 12/31/02
Commercial Paper . . . . . . . . . . . . .44.9%
Certificates of Deposit. . . . . . . . .  .37.4%
U.S. Government Agencies . . . . . . . .7.4%
Bankers Acceptances . . . . . . . . . . ..5.2%
Corporate Bonds . . . . . . . . . . . . .4.9%
Cash & Other. . . . . . . . . . . . . .  .0.2%
Total . . . . . . . . . . . . . . . . . .. 100.0%


ANNUALIZED TOTAL RETURNS AS OF 12/31/02

                                         1      3      5      10      20      SINCE
                                       YEAR   YEARS  YEARS  YEARS   YEARS    INCEPT.
Portfolio -
 IA Shares                             1.54%  3.86%  4.38%  4.54%   6.03%     6.51%*
Portfolio -
 IB Shares                             1.21   3.59   4.10   4.27    5.77      6.25**
3-Month T-Bill                         1.70   3.90   4.30   4.51    5.82      6.23**

* Since inception as of July 13, 1981
** Investment operations commenced with respect to Class IB shares on October 2, 1996. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2002

(Invested ten years ago on December 31, 1992)
LOGO

EQ/ Money Market
	 Class A 	 Class B 	 3 month t bill
12/31/92	 10,000 	 10,000 	 10,000
12/31/93	 10,300 	 10,275 	 10,309
12/31/94	 10,713 	 10,662 	 10,746
12/31/95	 11,329 	 11,248 	 11,365
12/31/96	 11,933 	 11,820 	 11,962
12/31/97	 12,577 	 12,433 	 12,589
12/31/98	 13,245 	 13,065 	 13,226
12/31/99	 13,907 	 13,670 	 13,853
12/31/00	 14,782 	 14,489 	 14,678
12/31/01	 15,346 	 15,014 	 15,278
12/31/02	 15,582 	 15,197 	 15,545
l
EQ/SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO COMMENTARY

For the 12 months ending December 31, 2002, the small-cap equity market outperformed its large-cap brethren, continuing the trend that began in 1999.
 With a twelve-month return of -20.5%, the Russell 2000 Index outperformed the Standard & Poor's 500 Index's return of -22.1%. Investors continued to seek the lower valuations of small-cap stocks.

Within the small-cap sector, value-oriented stocks outperformed growth-oriented stocks by approximately 18.8%, as measured by the Russell 2000 Value Index versus the Russell 2000 Growth Index. For the twelve months, all sectors of the Russell 2000 Index produced negative returns. Technology and health care led the decline. Financial services, integrated oils, auto & transportation, materials & processing, consumer staples, other energy, and consumer discretionaries each declined, but outperformed the Russell 2000 Index as a whole. The financial sector grew in weight within the Russell 2000 Index through the annual period, accounting on December 31, 2002 for 23.5% of the index's market capitalization.

The annual reconstitution of the Russell 2000 Index came at the end of June 2002, with this year's changes far less dramatic than last year's, both in terms of capitalization weighted turnover and in number of stocks involved. The financial services and consumer discretionary sectors had the most significant decline in weight. Still, the financial services sector continued to be the largest weight within the Russell 2000 Index. The information technology and health care sectors gained in their index weightings. There was a trend away from "New Economy" stocks. There was also a decline in the importance of initial public offerings (IPOs) in the new Index makeup.

INVESTMENT OBJECTIVE
Seeks to replicate as closely as possible (before the deduction of Portfolio expenses) the total return of the Russell 2000 Index. PORTFOLIO SUMMARY, AS OF 12/31/02
Net Assets . . . . . . . . . . . . . .  . $99.5 million
Number of Issues . . . . . . . . . . . . . 1,888
LARGEST EQUITY HOLDINGS, AS OF 12/31/02
Smucker (J.M.) Co. . . . . . . . . . . . . Food Products
Del Monte Foods Co. . . . . . . . . . .. . Food Products
Covance, Inc.. . . . . . . . . . . . . Health Care Equipment & Services
Scios, Inc. . . . . . . . . . . . . . .. Pharmaceuticals
AGL Resources, Inc.. . . . . . . . . .  . Gas Utilities
Corinthian Colleges, Inc. . . . . . . Commercial Services & Supplies
Overture Services, Inc. . . . . . . . .Internet Software & Services
Pan Pacific Retail Properties, Inc. . .  Real Estate
WPS Resources Corp. . . . . . . . . . . . Electric Utilities
Hilb. Rogal & Hamilton Co. . . . . . . .  .Insurance
ASSET MIX DISTRIBUTION, AS OF 12/31/02
Domestic Stock . . . . . . . . . . . . .  .97.3%
Foreign Stock & ADR's . . . . . . . . .  .0.3%
U.S. Government Securities . . . . . . . . .0.3%
Cash & Other . . . . . . . . . . . . . .  .2.1%
Total . . . . . . . . . . . . . . . . . .. 100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/02

                                                   1        3        SINCE
                                                  YEAR    YEARS     INCEPT.
Portfolio - IA Shares                               --%     --%    (22.23)%*
Portfolio - IB Shares                            (20.96)  (7.97)    (1.67)**
Russell 2000                                     (20.48)  (7.54)    (1.36)**

* Since inception as of March 25, 2002
** Since inception as of January 1, 1998

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2002

(Invested at inception)
LOGO

EQ/Small Company Index Portfolio
 Portfolio  Class IB Shares  Russell 2000
12/97	       10,000           10,000
12/98	        9,773 		9,746
12/99	       11,794 	 	11,818
12/00	       11,389 	 	11,461
12/01	       11,630 		11,746
12/02	        9,194 	 	9,339
l
EQ/BERNSTEIN DIVERSIFIED VALUE PORTFOLIO
PORTFOLIO COMMENTARY

Strong stock selection in the technology and utilities sectors contributed to the portfolio's overall performance. Holdings with sizable telecommunications exposure performed the best. Qwest, AT&T Wireless and Sprint were the most notable. Qwest's rebound was strengthened by the successful completion of its debt swap. The portfolio's technology holdings with sizable exposure to telecommunications also performed exceptionally well. Nortel, Tellabs and Corning gained 198%, 79% and 107%, respectively. However, a modest underweight of the resurgent technology sector offset stock selection gains within the sector.

Stock selection in the industrial commodities sector also contributed significantly to relative returns. The portfolio's paper and container companies performed well, and the portfolio benefited from strength in some of its chemical holdings. Avoiding weak stocks such as Kimberly Clark, which has experienced recent earnings disappointments, further benefited relative returns.

Underweighting the consumer growth and consumer staples sectors added to relative performance as these sectors underperformed the broad market. Stock selection in the consumer staples sector was another positive. Here, the portfolio's position in Philip Morris paid off as investors bought shares on price weakness. Underweighting Coca Cola and Proctor & Gamble, which traded down, was an additional positive factor. An overweight of the consumer cyclicals sector, which lagged the market, however, cut into relative returns.

Stock selection in the energy sector was another drag on performance. A write off of some U.S. properties caused Amerada Hess stock to drop late in the year. The recent Venezuelan oil workers' strike put a further damper on the company's already reduced production forecast for 2003.

Bernstein believes that an unusually diverse set of companies represents the top quintile of value in today's stock market. Also, there does not appear to be any extreme examples of sectors trading well above or below their intrinsic values. Thus, the portfolio is more diversified by sector than usual. In this economy, research-based stock selection will be critical to generating attractive relative returns. Bernstein remains confident in its analysts' ability to uncover attractive opportunities.

INVESTMENT OBJECTIVE
Seeks capital appreciation.
PORTFOLIO SUMMARY, AS OF 12/31/02
Net Assets . . . . . . . . . . . . . .$821.4 million
Number of Issues . . . . . . . . . . .  171
LARGEST EQUITY HOLDINGS, AS OF 12/31/02
Exxon Mobil Corp.. . . . . . . . . . .  Integrated Oil & Gas
Citigroup, Inc. . . . . . . . . . . . . Diversified Financials
Bank of America Corp. . . . . . . . . .. Banks
ChevronTexaco Corp.. . . . . . . . . . . Integrated Oil & Gas
Verizon Communications, Inc. . . . . . . Diversified
Telecommunication Servies
Wachovia Corp. . . . . . . . . . . . . . Banks
J.P. Morgan Chase & Co. . . . . . . . Diversified Financials
Hewlett-Packard Co. . . . . . . . . . Computer Hardware
SBC Communications, Inc. . . . . . . .. Diversified
Telecommunication Services
Philip Morris Cos., Inc... . . . . . . . . Food Products
ASSET MIX DISTRIBUTION, AS OF 12/31/02
Domestic Stock . . . . . . . . . . . . . .94.5%
Foreign Stock & ADR's . . . . . . . . .  .1.3%
Cash & Other . . . . . . . . . . . . . . .4.2%
Total . . . . . . . . . . . . . . . .  . 100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/02

                                                   1         3        SINCE
                                                  YEAR     YEARS     INCEPT.
Portfolio - IA Shares                            (13.42)%     --%    (9.28)%*
Portfolio - IB Shares                            (13.61)   (4.41)     1.65**
Russell 1000 Value                               (15.52)   (5.14)     1.16**

* Since inception as of May 18, 2001
** Since inception as of January 1, 1998

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2002

(Invested at inception)
LOGO
EQ/Bernstein Diversified Value Portfolio
Portfolio Class IB Shares Russell 1000 Value
12/97	       10,000 	 10,000
12/98	       12,010 	 11,563
12/99	       12,436 	 12,413
12/00	       12,194 	 13,283
12/01	       12,571 	 12,541
12/02	       10,853 	 10,594
l
EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO
PORTFOLIO COMMENTARY

A primary cause for the portfolio's underperformance relative to the benchmark in 2002 was stock selection in the technology and financial services sectors, which offset a positive contribution from sector allocation in general. These two sectors were adversely affected by a weak economy, the crisis of confidence in corporate America, and shaky market conditions. However, analysis indicates that companies in these currently undervalued areas may rebound as the market and economy strengthen.

In the technology sector, EDS, EMC Corp., Amdocs, Flextronics, Sun Microsystems, IBM, Celestica, and Intel were among stocks adversely impacted by the slowing economy, in which reluctance to resume technology-related spending was in full force. Financial services companies Concord EFS, Paychex, T. Rowe Price, Fiserv, and AIG experienced weakening fundamentals in 2002.

On the positive side, portfolio performance was helped by stock selection in several sectors, including health care, consumer staples, autos and transportation, materials and processing, and consumer discretionary.

In 2003, the manager is seeking to minimize the effects of sector allocation in favor of stock selection, by tightening the portfolio's sector weights relative to the Russell 3000 benchmark. In the past, bottom-up stock selection at times increased sector weights to twice the benchmark's sector weight. In an environment more favorable to growth-stock investing, it is the manager's view that individual stock selections will have the potential to drive portfolio returns.

The manager believes that fundamental underpinnings are in place to support a mildly optimistic view of overall stock market performance in 2003, including positive corporate earnings, low inflation, improved investor psychology and confidence, and prospects for a tax cut.

INVESTMENT OBJECTIVE
Seeks long-term capital appreciation.
PORTFOLIO SUMMARY, AS OF 12/31/02
Net Assets . . . . . . . . . . . . . .  . $11.1 million
Number of Issues . . . . . . . . . . . .. . 77
LARGEST EQUITY HOLDINGS, AS OF 12/31/02
American International Group, Inc. . .  . Insurance
Microsoft Corp. . . . . . . . . . . . . . . Systems Software
SYSCO Corp. . . . . . . . . . . . . .  . .Food Distributors
Kohl's Corp.. . . . . . . . . . .  . . Department Stores
International Business Machines Corp. . . Computer Hardware
Johnson & Johnson . . . . . . . . . . Pharmaceuticals
Cisco Systems, Inc. . . . . . . .  . Networking Equipment
Airgas, Inc. . . . . . . . . . . . . . . Chemicals
Pfizer, Inc. . . . . . . . . . . . . . . Pharmaceuticals
Fifth Third Bancorp . . . . . . . . . . . . Banks
ASSET MIX DISTRIBUTION, AS OF 12/31/02
Domestic Stock . . . . . . . . . . . . . .95.9%
Foreign Stock & ADR's . . . . . . . .  .0.8%
Cash & Other . . . . . . . . . . . . .  .3.3%
Total . . . . . . . . . . . . . . . . . 100.0%


ANNUALIZED TOTAL RETURNS AS OF 12/31/02

                                                    1         3         SINCE
                                                   YEAR     YEARS      INCEPT.
Portfolio - IA Shares                                  --%      --%     4.26%*
Portfolio - IB Shares                              (26.41)  (15.22)   (11.86)**
Russell 3000                                       (21.54)  (13.69)    (9.08)**

* Since inception as of October 2, 2002
** Since inception as of September 1, 1999

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2002

(Invested at inception)
LOGO

EQ/Calvert Socially Responsible Portfolio
 Portfolio Class IB Shares Russell 3000
8/99	 10,000 		 	10,000
12/99	 10,809 		 	11,325
12/00	 10,498 		 	10,480
12/01	 8,951 		 	9,279
12/02	 6,566 		 	7,280
l
EQ/CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO
PORTFOLIO COMMENTARY

Most international equity markets rebounded strongly in October and November to post gains for the fourth quarter, although returns were negative in most markets for all of 2002. Some of the year's most battered sectors--technology, telecommunications, media, and financials--enjoyed strong gains in the late-year rally, while consumer staples and other defensive industries were relatively weaker. U.S. dollar-based investors benefited from appreciation of the euro against the dollar, while the yen was also somewhat stronger.

Throughout 2002, the portfolio remained positioned for a cyclical recovery. The manager took profits on some strong-performing cyclical companies while remaining overweight in paper, metals and mining, autos, media, and defense-related companies. Holdings in domestically-focused Japanese real estate and financial services companies helped performance. However, detracting from performance were holdings among exporters when the yen strengthened. Holdings in underperforming industries such as pharmaceuticals and insurance also detracted from performance, while stock selection was strong in beverages.

Key holdings in wireless operators and equipment companies also added value. Stock selection in Japanese autos and homebuilders helped performance, as did positions in retail banks outside Japan.

After a difficult period earlier in the year, insurance and reinsurance stocks appreciated from their lows and added to performance. Towards the end of the fourth quarter, the manager trimmed Japanese holdings in areas such as technology, consumer finance, real estate, and autos, which left the portfolio underweight in Japan as a whole.

As 2003 began, the possibility of war in Iraq had a negative impact on equities and oil prices. Markets loathe uncertainty, and geopolitical concerns could put a damper on stock prices for the time being. On the whole, Capital Guardian believes the world economy is recovering, even if weakly. The market rebound in October-November of 2002 shows investors are ready to take advantage of any improvement in the economy and corporate earnings. Research continues to identify attractively valued companies with good or improving financials that are able to generate strong free cash flow. Currently, many of these companies are in Europe. However, Capital Guardian also sees potential opportunity in a variety of companies in Japan and elsewhere in Asia.

INVESTMENT OBJECTIVE
Seeks to achieve long-term growth of capital.
PORTFOLIO SUMMARY, AS OF 12/31/02
Net Assets . . . . . . . . . . . . . . . $125.6 million
Number of Issues . . . . . . . . . . .  . . 194
LARGEST EQUITY HOLDINGS, AS OF 12/31/02
Vodafone Group plc. . . . . Wireless Telecommunication Services
AstraZeneca plc . . . . . . . . . . . . Pharmaceuticals
Sanofi-Synthelabo S.A. . . . . . . . . . Pharmaceuticals
Royal Dutch Petroleum Co. . . . . . . . Integrated Oil & Gas
Novartis AG (Registered) . . . . . . . . Pharmaceuticals
Royal Bank of Scotland Group plc . . . .. Banks
Aegon N.V. . . . . . . . . . . . . . .Insurance
Heineken N.V., Class A . . . . . . . .. Beverages
Swiss Reinsurance . . . . . . . . . . .. .Insurance
Nokia OYJ . . . . . . . . . . . . . . . . Telecommunications Equipment
DISTRIBUT ION OF EQUITY ASSETS BY REGION,
AS OF 12/31/02
Europe . . . . . . . . . . . . . . . . .66.1%
Japan . . . . . . . . . . . . . . . .  .18.4%
Southeast Asia . . . . . . . . . . .. .8.1%
Australia & New Zealand . . . . . . ..3.2%
Canada . . . . . . . . . . . . . . . . 2.6%
Latin America . . . . . . . . . . .  .1.6%
Total . . . . . . . . . . . . . . .  . . 100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/02

                                                   1        3         SINCE
                                                  YEAR    YEARS      INCEPT.
Portfolio - IA Shares                               --%      --%    (14.93)%*
Portfolio - IB Shares                            (15.00)  (18.40)    (7.00)**
MSCI EAFE                                        (15.94)  (17.24)    (9.91)**

* Since inception as of March 25, 2002
** Since inception as of May 1, 1999

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2002

(Invested at inception)
LOGO
EQ/Capital Guardian International Portfolio
Portfolio Class IB Shares MSCI EAFE
4/99	       10,000 	 10,000
12/99	       14,100 	 12,035
12/00	       11,394 	 10,329
12/01	         9,014 	 8,114
12/02	         7,663 	 6,821
l
EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO
PORTFOLIO COMMENTARY

Detracting from performance during 2002 were holdings in several companies that came under scrutiny for aggressive accounting practices, including AES, Tyco and Williams. Likewise, the taint associated with Enron caused portfolio holdings in the utilities sector to fall, as the entire sector sold off. For the most part, the manager continued to believe the underlying businesses of portfolio companies were healthy and worth more than current stock prices. In some instances, the manager took advantage of falling prices to buy additional shares.

The portfolio benefited from financial holdings such as SLM Corp, Washington Mutual and Wells Fargo and from a variety of consumer-related companies. However, performance suffered from underweights in the consumer staples and materials sectors.

During 2002, the manager reduced exposure to mobile handsets based on near-term concerns over competitive positioning and slowing sales, while remaining committed to a belief that sales and market share will grow over the long term. Late in the year, the manager reduced exposure to some cyclical, consumer products, and health care stocks that had performed well, using the proceeds to buy companies perceived to have more upside potential in those industries.

2003 holds several investment challenges. Profits have been slow to recover, and many companies face rising costs but have little power to raise prices. Oil prices are high, and geopolitical tensions have become a constant presence. Despite these concerns, Capital Guardian believes 2003 will be positive for equities. Since performance of specific companies and industries are likely to vary greatly, the environment should create opportunities to add value through research and stock selection.

INVESTMENT OBJECTIVE
Seeks to achieve long-term growth of capital.
PORTFOLIO SUMMARY, AS OF 12/31/02
Net Assets . . . . . . . . . . . . . . . $563.5 million
Number of Issues . . . . . . . . . . . .  113
LARGEST EQUITY HOLDINGS, AS OF 12/31/02
SLM Corp. . . . . . . . . . . . . . . .  Diversified Financials
Pfizer, Inc. . . . . . . . . . . . . . . Pharmaceuticals
Forest Laboratories, Inc. . . . . . . .  Pharmaceuticals
Bank One Corp.. . . . . . . . . . . . .  Banks
General Electric Co.. . . . . . . . . . Industrial Conglomerates
Baker Hughes, Inc. . . . . . . . . . . Oil & Gas Equipment & Services
Allergan, Inc. . . . . . . . . . . . .  Pharmaceuticals
PepsiCo, Inc. . . . . . . . . . . . . .  Beverages
Microsoft Corp. . . . . . . . . . . . .  Systems Software
J.P. Morgan Chase & Co. . . . . . . . . Diversified Financials
ASSET MIX DISTRIBUTION, AS OF 12/31/02
Domestic Stock . . . . . . . . . . . . 93.2%
Foreign Stock & ADR's . . . . . . . . 4.0%
Cash & Other . . . . . . . . . . . . .2.8%
Total . . . . . . . . . . . . . . . . 100.0%


ANNUALIZED TOTAL RETURNS AS OF 12/31/02

                                                   1        3         SINCE
                                                  YEAR    YEARS      INCEPT.
Portfolio - IA Shares                               --%      --%    (23.94)%*
Portfolio - IB Shares                            (24.62)   (7.86)    (4.71)**
S&P 500                                          (22.09)  (14.54)    (9.53)**

* Since inception as of March 25, 2002
** Since inception as of May 1, 1999


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2002

(Invested at inception)
LOGO

EQ/Capital Guardian Research Portfolio
Portfolio Class IB Shares S&P 500
4/99	       10,000 	  10,000
12/99	       10,710 	  11,099
12/00	       11,344 	  10,088
12/01	       11,113 	  8,890
12/02	         8,377 	  6,926
                                       21
l
EQ/CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO
PORTFOLIO COMMENTARY

Detracting from performance were holdings in several companies that came under scrutiny for aggressive accounting practices, including AES, Tyco and Williams. Likewise, the taint associated with Enron caused portfolio holdings in the utilities sector to fall, as the entire sector sold off. For the most part, the manager continued to believe the underlying businesses of portfolio companies were healthy and worth more than current stock prices. In some instances, the manager took advantage of falling prices to buy additional shares.

The portfolio benefited from financial holdings such as SLM Corp, Washington Mutual and Wells Fargo and from a variety of consumer-related companies. However, performance suffered from underweights in the consumer staples and materials sectors.

During 2002, the manager reduced exposure to mobile handsets based on near-term concerns over competitive positioning and slowing sales while remaining committed to a belief that sales and market share will grow over the long term. Late in the year, the manager reduced exposure to some cyclical, consumer products, and health care stocks that had performed well, using the proceeds to buy companies perceived to have more upside potential in those industries.

2003 holds several investment challenges. Profits have been slow to recover, and many companies face rising costs but have little power to raise prices. Oil prices are high, and geopolitical tensions have become a constant presence. Despite these concerns, Capital Guardian believes 2003 will be positive for equities. Since performance of specific companies and industries are likely to vary greatly, the environment should create opportunities to add value through research and stock selection.

INVESTMENT OBJECTIVE
Seeks to achieve long-term growth of capital.
PORTFOLIO SUMMARY, AS OF 12/31/02
Net Assets . . . . . . . . . . . . .  $273.4 million
Number of Issues . . . . . . . . . .  146
LARGEST EQUITY HOLDINGS, AS OF 12/31/02
Pfizer, Inc. . . . . . . . . . . . .  Pharmaceuticals
AstraZeneca plc (ADR) . . . . . . . Pharmaceuticals
Bank One Corp.. . . . . . . . . . . Banks
Forest Laboratories, Inc. . . . . . Pharmaceuticals
SLM Corp. . . . . . . . . . . . . . Diversified Financials
Applied Materials, Inc.. . . . . . .Semiconductor Equipment
Washington Mutual, Inc. . . . . . . Banks
Allergan, Inc. . . . . . . . . . . .Pharmaceuticals
Sprint Corp. (FON Group). . . . . . Diversified
Telecommunications Services
General Electric Co.. . . . . . . . Industrial Conglomerates
ASSET MIX DISTRIBUTION, AS OF 12/31/02
Domestic Stock . . . . . . . . . . .88.3%
Foreign Stock & ADR's . . . . . . . 6.7%
Corporate Bonds . . . . . . . . . . 0.8%
Cash & Other . . . . . . . . . . . .4.2%
Total . . . . . . . . . . . . . . 100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/02

                                                   1        3         SINCE
                                                  YEAR    YEARS      INCEPT.
Portfolio - IA Shares                               --%      --%    (22.77)%*
Portfolio - IB Shares                            (23.68)   (8.16)    (5.78)**
S&P 500                                          (22.09)  (14.54)    (9.53)**

* Since inception as of March 25, 2002
** Since inception as of May 1, 1999


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2002

(Invested at inception)
LOGO

EQ/Capital Guardian U.S. Equity Portfolio
Portfolio Class IB Shares S&P 500
4/99	       10,000 	  10,000
12/99	       10,376 	  11,099
12/00	       10,745 	  10,088
12/01	       10,529 	  8,890
12/02	         8,038 	  6,926
l
EQ/EVERGREEN OMEGA PORTFOLIO
PORTFOLIO COMMENTARY

During 2002, a philosophy that earnings growth drives stock price appreciation kept the portfolio focused on companies with consistently strong records of earnings growth. In a declining market, such companies tend to outperform stock market averages.

Also contributing to relative performance was the broad diversification of assets among issues. While technology and health care remain long-term themes, their sector weightings were scaled back modestly during 2002 in favor of consumer cyclicals, energy and industrial cyclicals. Technology holdings favored the large capitalized market leaders with dominant market shares, new products, and considerable recurring revenues and earnings. Health care holdings favored major pharmaceuticals, generic manufacturers and medical device companies. Weak performance among major pharmaceutical companies was offset by the better performance of the generic drugs companies and device manufacturers.

The secondary themes of consumer cyclicals, energy and industrial cyclicals rounded out the portfolio during 2002. Performance of consumer cyclicals (retail, restaurants, gaming and media) was outstanding as low interest rates, moderate inflation and record mortgage refinancing fueled consumer spending. However, as consumer cyclicals have appreciated and now appear more fully valued, the manager's attention has shifted to industrial cyclicals, which appear relatively inexpensive and which should benefit from an improving economy. Energy stocks also have performed well and are being emphasized.
 Middle East tensions and lean inventories of oil and natural gas may help to keep energy prices high and contribute to earnings growth among leading energy companies held in the portfolio.

INVESTMENT OBJECTIVE
Seeks long-term capital growth.
PORTFOLIO SUMMARY, AS OF 12/31/02
Net Assets . . . . . . . . . . . . . . . . . . $25.2 million
Number of Issues. . . . . . . . . . . . . . . . .72
LARGEST EQUITY HOLDINGS, AS OF 12/31/02
Microsoft Corp. . . . . . . . . . . . . . . . Systems Software
Affiliated Computer Services, Inc., Class A . . IT Consulting &
Services
Medtronic, Inc. . . . . .. . . Health Care Equipment & Services
Forest Laboratories, Inc. . . .  . . Pharmaceuticals
Oracle Corp. . . . . . . . . . .. . . Systems Software
Harman International Industries, Inc. . . Computer &
Electronics Retail
Illinois Tool Works, Inc. . . . . . . . . . Machinery
Pharmaceutical Resources, Inc. . . . . . . .Pharmaceuticals
USA Interactive . . . . . . . . . . . . . . Media
Pfizer, Inc. . . . . . . . . . . . . . . . .Pharmaceuticals
ASSET MIX DISTRIBUTION, AS OF 12/31/02
Domestic Stock . . . . . . . . . . . . . . .89.6%
Foreign Stock & ADR's . . . . . . . .  . . .4.3%
Cash & Other . . . . . . . . . . . . .. . .6.1%
Total . . . . . . . . . . . . . . . . . . 100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/02

                                                   1        3         SINCE
                                                  YEAR    YEARS      INCEPT.
Portfolio - IA Shares                               --%      --%      1.51%*
Portfolio - IB Shares                            (24.03)  (17.73)   (11.60)**
Russell 1000 Growth                              (27.88)  (23.64)   (12.25)**

* Since inception as of October 2, 2002
** Since inception as of January 1, 1999

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2002

(Invested at inception)
LOGO
EQ/Evergreen Omega Portfolio
Portfolio Class IB Shares Russell 1000 Growth
12/98	 10,000 	 		10,000
12/99	 10,970 	 		13,316
12/00	 9,690 			 10,331
12/01	 8,041 			 8,221
12/02	 6,107 			 5,928
l
EQ/FI MID CAP PORTFOLIO
PORTFOLIO COMMENTARY

During 2002, the portfolio's security selection in industrials was a major detractor relative to the S&P 400 Index, because the portfolio held several airline stocks that declined as the industry faced overcapacity and decreased demand. Additionally, the portfolio suffered from an underweighting in financial stocks, which held up relatively well.

On the positive side, security selection in telecommunications helped performance, with top holding, Citizens Communications, emerging as a strong performer. Underweighting technology stocks also enhanced results, as the group declined nearly 40% during the year. During the fourth-quarter rally, the portfolio benefited from strong security selection in materials, particularly among coal, aluminum and gold companies. However, security selection in technology dampened performance. The portfolio also was hurt by an overweight in the health care sector, which came under pressure during the year.

The portfolio will continue to invest in mid-cap companies based mainly on fundamental bottom-up research. The investment focus for 2003 will include companies with: 1) the potential for earnings growth not recognized in the current share price; 2) strong balance sheets; 3) a solid competitive position and healthy cash flow generation, and 4) turnaround or restructuring potential.

INVESTMENT OBJECTIVE
Seeks long-term growth of capital.
PORTFOLIO SUMMARY, AS OF 12/31/02
Net Assets . . . . . . . . . . . .$280.1 million
Number of Issues . . . . . . . . . 116
LARGEST EQUITY HOLDINGS, AS OF 12/31/02
Citizens Communications Co.. . . .Diversified Telecomm. Services
ARAMARK Corp., Classs B . . . . . Commercial Services & Supplies
FirstEnergy Corp.. . . . . . . . .Electric Utilities
AdvancePCS . . . . . . . . . . . .Health Care Equipment & Services
Newmont Mining Corp. . . . . . . .Metals & Mining
Big Lots, Inc. . . . . . . . . . . General Merchandise Stores
Weight Watchers International, Inc.  Commercial Services
& Supplies
Ace Ltd. . . . . . . . . . . .  .Insurance
St. Jude Medical, Inc. . . . . . Health Care Equipment & Services
EchoStar Communications Corp., Class A . .Media
ASSET MIX DISTRIBUTION, AS OF 12/31/02
Domestic Stock . . . . . . . . . . . ..82.5%
Foreign Stock & ADR's . . . . . . . . 6.7%
U.S. Government Securities . . . . . ..0.1%
Cash & Other . . . . . . . . . . . . .10.7%
Total . . . . . . . . . . . . . . . . 100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/02

                                                        1         SINCE
                                                       YEAR      INCEPT.
Portfolio - IA Shares                                    --%    (17.37)%*
Portfolio - IB Shares                                 (18.44)   (13.69)**
S&P 400                                               (14.51)    (8.57)**

* Since inception as of March 25, 2002
** Since inception as of September 1, 2000

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2002

(Invested at inception)
LOGO

EQ/FI Mid Cap
Portfolio Class IB Shares S&P 400
9/1/00 10,000 		 10,000
09/00	 10,050 	 	9,932
10/00	 9,810 	 	9,595
11/00	 9,350 	 	8,871
12/00	 10,046 	 	9,549
01/01	 9,385 	 	9,762
02/01	 9,355 	 	9,205
03/01	 9,015 	 	8,521
04/01	 9,275 	 	9,461
05/01	 9,477 	 	9,681
06/01	 9,407 	 	9,643
07/01	 9,247 	 	9,499
08/01	 8,726 	 	9,188
09/01	 7,313 	 	8,045
10/01	 7,604 	 	8,401
11/01	 8,195 	 	9,026
12/01	 8,698 	 	9,493
01/02	 8,437 	 	9,443
02/02	 8,397 	 	9,455
03/02	 8,758 		 10,131
04/02	 8,658 		 10,083
05/02	 8,638 		 9,913
06/02	 7,856 		 9,187
07/02	 6,933 	 	8,296
08/02	 7,124 	 	8,338
09/02	 6,622 	 	7,666
10/02	 6,943 	 	7,998
11/02	 7,214 	 	8,461
12/02	 7,094 	 	8,113
                                       24
l
EQ/FI SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO COMMENTARY

During 2002, an overweighting in the industrials sector was the primary reason for the portfolio's underperformance. Specifically, security selection within the airline industry detracted from performance, as several major airlines companies battled heavy debt loads and the ongoing threat of bankruptcy. Conversely, overweighting consumer staples companies helped performance, as consumer spending held up particularly well during the year.

During the fourth quarter rally, security selection within the information technology sector, particularly among hardware and equipment companies, was the primary reason the portfolio underperformed the benchmark. Security selection within the capital goods group also detracted from results. However, underweighting the financials sector, and successful security selection within the materials sector, made positive contributions to returns.

The portfolio's strategy remains focused on identifying stocks with improving fundamentals that offer high-quality earnings at reasonable prices. Both short-term and long-term earnings growth will be considered as well as a security's valuation level. Stock-by-stock portfolio construction using Fidelity's extensive research capabilities will continue to drive investment decisions.

INVESTMENT OBJECTIVE
Seeks long-term capital appreciation.
PORTFOLIO SUMMARY, AS OF 12/31/02
Net Assets . . . . . . . . . . . . . . .  . $665.7 million
Number of Issues . . . . . . . . . . . . . . . 289
LARGEST EQUITY HOLDINGS, AS OF 12/31/02
iShares Russell 2000 Value Index . . . . . Investment Companies
Equitable Resources, Inc. . . Oil & Gas Exploration & Production
Pentair, Inc. . . . . . . . .  Electronic Equipment & Instruments
Tech Data Corp. . . . . . . .  Electronic Equipment & Instruments
Bank of Hawaii Corp.. . . . .  Diversified Financials
Vornado Realty Trust (REIT) .  Real Estate
Lyondell Chemical Co. . . . . .Chemicals
Millennium Chemicals, Inc. . . Chemicals
HCC Insurance Holdings, Inc. . Insurance
CBL & Associates Properties, Inc. (REIT) . . .Real Estate
ASSET MIX DISTRIBUTION, AS OF 12/31/02
Domestic Stock . . . . . . . . . . . . . . .97.7%
Foreign Stock & ADR's . . . . . .  . . . . .1.3%
Cash & Other . . . . . . . . . . . . . . . .1.0%
Total . . . . . . . . . . . . . . . . . . 100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/02

                                              1          3       5        SINCE
                                             YEAR      YEARS   YEARS     INCEPT.
Portfolio - IA Shares                       (14.49)%  (2.02)%    --%     (0.37)%*
Portfolio - IB Shares                       (14.77)   (2.31)   (3.11)     0.30**
Russell 2500 Value                           (9.87)    6.11     3.53      7.91**

* Since inception as of November 24, 1998
** Since inception as of May 1, 1997

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2002

(Invested at inception)
LOGO

EQ/FI Small/Mid Cap Portfolio
 Portfolio Class IB Shares Russell 2500 Value
05/97	       10,000 	 	10,000
12/97	       11,915 	 	12,952
12/98	        10,721 	 	12,703
12/99	       10,914 	 	12,893
12/00	       11,473 	 	15,573
12/01	       11,937 	 	17,090
12/02	       10,174 	 	15,402
                                       25
l
EQ/JANUS LARGE CAP GROWTH PORTFOLIO
PORTFOLIO COMMENTARY

Throughout 2002, the portfolio was positioned to take advantage of an eventual economic turnaround. This emphasis caused the portfolio to hold investments in media companies such as Cablevision Systems and Liberty Media. Late in 2002, Cablevision performed well after satisfying investors' concerns about its liquidity position and use of leverage by successfully shoring up its balance sheet. For example, the company sold its Bravo network to NBC for $1.25 billion and plans to use the proceeds to pay down debt. For its part, Liberty Media completed an equity rights offering to satisfy the IRS. Furthermore, with its premier collection of properties and holdings, the manager believes Liberty is trading at a significant discount relative to the value of its properties.

Anheuser-Busch was one portfolio holding that contributed positively in 2002. The world's largest brewer has now logged 16 straight quarters of double-digit earnings growth and maintains a positive outlook for pricing and volume growth in 2003. As many investors looked for more aggressive opportunities in the fourth quarter's rising market, the manager took advantage of this stock's temporary weakness to add marginally to holdings. After a strong performance, the manager liquidated holdings in Washington Mutual due to the lack of visible catalysts.

After three years of declining stock prices and corporate restructuring, Janus believes 2003 should provide a more benign investment environment than the recent past. However, there is still considerable slack in the economy, with minimal corporate spending and uncertain prospects for consumer spending. That being the case, the manager will focus on identifying selective pockets of strength rather than relying on a significant across-the-board rally. In anticipation of rising interest rates, which could hamper financial stocks, the manager has scaled back the portfolio's financial weighting heading into 2003.

INVESTMENT OBJECTIVE
Seeks long-term growth of capital.
PORTFOLIO SUMMARY, AS OF 12/31/02
Net Assets . . . . . . . . . . . . . . $161.6 million
Number of Issues . . . . . . . . . . .  . 48
LARGEST EQUITY HOLDINGS, AS OF 12/31/02
Microsoft Corp. . . . . . . . . . . .  . Systems Software
Liberty Media Corp., Class A . . . .  . . . Media
SLM Corp. . . . . . . . . . . .. Diversified Financials
Viacom, Inc., Class B. . . . . . . . Media
Pfizer, Inc. . . . . . . . . .. . Pharmaceuticals
Fannie Mae . . . . . . . . . . . . . Diversified Financials
Wellpoint Health Networks, Inc. .  . . Health Care Equipment
& Services
Anheuser-Busch Cos., Inc. . . . .. . Beverages
Genentech, Inc. . . . . . . . . . . . Biotechnology
Anadarko Petroleum Corp. . . . . . Oil & Gas Exploration
& Production
ASSET MIX DISTRIBUTION, AS OF 12/31/02
Domestic Stock . . . . . . . . . . . .88.6%
U.S. Government Securities . . . . .5.6%
Foreign Stock & ADR's . . . . . . . .3.2%
Cash & Other . . . . . . . . . . .  .2.6%
Total . . . . . . . . . . . .  . 100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/02

                                                        1         SINCE
                                                       YEAR      INCEPT.
Portfolio - IA Shares                                    --%    (27.17)%*
Portfolio - IB Shares                                 (30.35)   (28.82)**
Russell 1000 Growth                                   (27.88)   (31.84)**

* Since inception as of March 25, 2002
** Since inception as of September 1, 2000

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2002

(Invested at inception)
LOGO

EQ/Janus Large Cap Growth
 Portfolio Class IB Shares 	 Russell 1000 Growth
09/01/00		10,000 		 10,042
09/00	 		9,430 		 9,054
10/00	 		9,320 		 8,626
11/00	 		8,400 	 	7,354
12/00	 		8,430 	 	7,121
01/01	 		8,841 	 	7,613
02/01	 		7,519 	 	6,321
03/01	 		6,968 	 	5,633
04/01	 		7,900 	 	6,346
05/01	 		7,781 	 	6,252
06/01	 		7,470 	 	6,107
07/01	 		6,999 	 	5,955
08/01	 		6,329 	 	5,468
09/01			5,658 	 	4,922
10/01	 		5,908 	 	5,180
11/01	 		6,399 	 	5,678
12/01	 		6,499 	 	5,667
01/02	 		6,329 	 	5,567
02/02	 		6,098 	 	5,336
03/02	 		6,278 	 	5,520
04/02	 		5,638 	 	5,070
05/02	 		5,507 	 	4,947
06/02	 		4,997 	 	4,490
07/02	 		4,646 	 	4,243
08/02	 		4,716 	 	4,256
09/02	 		4,236 	 	3,814
10/02	 		4,646 	 	4,164
11/02	 		4,857 	 	4,390
12/02	 		4,526 	 	4,087
                                       26
l
EQ/J.P. MORGAN CORE BOND PORTFOLIO
PORTFOLIO COMMENTARY

During 2002, the portfolio reduced its sector risk exposures in investment-grade corporates while continuing to diversify holdings, in order to reduce exposure to event risk. These efforts helped to moderate the impact of WorldCom debt upon the portfolio. The paring back in credit positions over the last few quarters resulted in corporate sector exposures that were underweight on a market value basis and about neutral on a weighted duration basis, and this contributed to performance.

Near the end of 2002, the portfolio's duration positioning had a slightly negative impact on performance. Due to a strong fourth-quarter credit market rally, the diversified portfolio of investment-grade bonds, combined with modest exposure to high-yield and emerging market debt, added value. An underweight to Treasuries and U.S. Agencies was also a positive, as these markets sold off late in the year. However, positions in asset-backed and commercial mortgage-backed securities detracted slightly as sector weakness persisted.

The manager expects consumer spending to remain strong enough to allow the economy to grow at a rate of about 3% in 2002, despite geopolitical risks to an economic recovery. Uncertainty surrounding a war with Iraq, a confrontation with North Korea, prolonged strikes in Venezuela and higher crude oil prices may continue to weigh on the markets. Nonetheless, the Bush administration appears to be pro-growth, as evidenced by a proposed $600 billion economic package that would eliminate dividend taxes, accelerate tax rate cuts, create a parent tax rebate and grant necessary aid for states. Productivity has also increased at its fastest rate since 1973, which should allow businesses to pay higher wages and still maintain profitability. Capital spending and investor risk appetites will be the main indicators to watch in 2003.

INVESTMENT OBJECTIVE
Seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity.
PORTFOLIO SUMMARY, AS OF 12/31/02
Net Assets . . . . . . . . . . . $768.6 million
Number of Issues . . . . . . .  283
ASSET MIX DISTRIBUTION (BY QUALI T Y ),
AS OF 12/31/02
AAA-A Ratings . . . . . . . . ..22.1%
BBB-B Ratings . . . . . . . . .  .6.5%
U.S. Government & Agencies Obligations . ..71.4%
ASSET MIX DISTRIBUTION (BY ISSUE),
AS OF 12/31/02
U.S. Government Securities . . . . .  .69.3%
Corporate Bonds . . . . . . . . . ..25.9%
Foreign Government Securities. . . . .0.3%
Cash & Other . . . . . . . . . . .4.5%
Total . . . . . . . . . . 100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/02

                                         1      3      SINCE
                                       YEAR   YEARS   INCEPT.
Portfolio - IA Shares                    --%    --%     9.53%*
Portfolio - IB Shares                   9.52   9.66     7.18**
Lehman Brothers Aggregate Bond+        10.25  10.10     7.55**
Salomon Brothers Broad BIG             10.09  10.06     7.52**

* Since inception as of March 25, 2002
** Since inception as of January 1, 1998
+ In 2002, the Portfolio changed its benchmark index to the Lehman Brothers
 Aggregate Bond Index, which the Investment Manager believes more closely reflects market sectors in which the Portfolio invests.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2002

(Invested at inception)
LOGO

EQ/JP Morgan Core Bond Porfolio
 Portfolio Class IB Shares  Lehman Aggregate  Sal Brothers BIG
 12/97	 10,000 	     10,000 	                 10,000
 12/98	 10,902 	     10,867                        10,872
 12/99	 10,723          10,776 	                  10,782
12/00	 11,962 	           12,029 	                  12,031
12/01	 12,913 	           13,045 	                  13,056
12/02	 14,143 	           14,383 	                  14,369
                                       27
l
EQ/LAZARD SMALL CAP VALUE PORTFOLIO
PORTFOLIO COMMENTARY

In 2002, the portfolio's performance lagged the Russell 2000 Value Index due mainly to its overweight in the technology sector. Small-cap technology stocks have been among the hardest-hit segments of the market during the three year decline. Lazard's analysts attempted to take advantage of this weakness by investing in technology companies perceived to have competitive positions and valuation support, including several in the semiconductor industry. However, demand for technology hardware has yet to rebound, as corporations postpone investments due to a lack of confidence in the economic outlook. This weakness had an impact on the semiconductor industry, in which business is capital-intensive and highly cyclical.

Helping the portfolio's returns during the year was stock selection in the consumer discretionary sector, particularly among retailers involved in turning around operations. In addition, Harman International, a maker of audio and video components, has benefited from increased use of digital technologies such as voice recognition and surround sound in luxury automobiles. Strong stock selection in the energy sector was driven by gains in St. Mary Land and Exploration and Hydril.

Trying to identify market bottoms has historically proven to be a difficult strategy. Nonetheless, Lazard now expects that the worst of this bear market may be in the past, given the magnitude and duration of this decline. Recent swings in market sentiment have created many buying opportunities for disciplined investors. The manager will continue to leverage its global research platform to seek out attractive relative value opportunities amid general market volatility.

INVESTMENT OBJECTIVE
Seeks capital appreciation.
PORTFOLIO SUMMARY, AS OF 12/31/02
Net Assets . . . . . . . . . . $298.1 million
Number of Issues . . . . . .  . 128
LARGEST EQUITY HOLDINGS, AS OF 12/31/02
Alexandra Real Estate Equities, Inc. . .  . Real Estate
Swift Transportation Co., Inc.. . . . . Trucking
DRS Technologies, Inc. . . . . Aerospace & Defense
R.H. Donnelly Corp.. . . . . . . . . Media
United Bankshares, Inc.. . . . . . . . Banks
First Midwest Bancorp, Inc.. . .. . Banks
aaiPharma, Inc. . . . .  . Pharmaceuticals
Vectren Corp. . . . . . . . . . . . Electric Utilities
Robert Mondavi Corp., Class A. . .  Beverages
Liberty Corp. . . . . . . . . . . . Media
ASSET MIX DISTRIBUTION, AS OF 12/31/02
Domestic Stock . . . . . . . . . . .. . 94.4%
U.S. Government Securities . . . . . 5.0%
Foreign Stock & ADR's . . . . . . . 0.7%
Cash & Other . . . . . . . . . . . . . (0.1)%
Total . . . . . . . . . . . . . .. 100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/02

                                                   1        3      SINCE
                                                  YEAR    YEARS   INCEPT.
Portfolio - IA Shares                                --%   --%      5.97%*
Portfolio - IB Shares                            (13.87)  6.33      2.59**
Russell 2000 Value                               (11.42)  7.45      2.71**

* Since inception as of October 2, 2002
** Since inception as of January 1, 1998

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2002

(Invested at inception)
LOGO
EQ/Lazard Small Cap Value Portfolio
Portfolio Class IB Shares Russell 2000 Value
12/97	       10,000 	 10,000
12/98	         9,297 	 9,355
12/99	         9,451 	 9,216
12/00	       11,205 	 11,320
12/01	       13,193 	 12,907
12/02	       11,364 	 11,432
l
EQ/MARSICO FOCUS PORTFOLIO
PORTFOLIO COMMENTARY

The portfolio benefited from investments in the industrials and health care sectors and by generally avoiding investments in the information technology and telecommunications sectors. In health care, the portfolio maintained substantial investments in the health care equipment and services industry, which outperformed the broad equity market. Stock selection also added value in the health care sector as UnitedHealth Group was among the strongest performing positions. The portfolio also made select investments in the pharmaceutical/biotechnology industry that contributed to performance, including Amgen. Investments in the capital goods industry were concentrated in aerospace/defense positions, where strong stock performers like Lockheed Martin and General Dynamics helped performance.

The portfolio also maintained substantial allocations to the consumer discretionary sector, with retailing companies being a primary area of emphasis. Automobile stocks such as Porsche and Ford Motor and media stocks such as Clear Channel Communications and Viacom also helped performance. (The portfolio did not hold Ford Motor at year-end.)

Detracting from performance was an underweight position in the consumer staples sector, which was among the best-performing area in the Russell 1000 Growth Index. The portfolio's relative lack of exposure to the energy and materials sectors also detracted from results.

At the start of 2003, Marsico's sector allocations emphasized consumer discretionary, financial services and health care. The allocation to the information technology sector increased modestly during the fourth quarter of 2002. Marsico believes sectors such as information technology and telecommunications offer select opportunities at the individual company level. In general, however, Marsico believes that many companies in these areas face highly uncertain profit outlooks, yet continue to trade at relatively high valuations.

INVESTMENT OBJECTIVE
Seeks long-term growth of capital.
PORTFOLIO SUMMARY, AS OF 12/31/02
Net Assets . . . . . . . . . .  . $203.7 million
Number of Issues . . . . . . .  . 39
LARGEST EQUITY HOLDINGS, AS OF 12/31/02
SLM Corp. . . . . . . . . . . . . Diversified Financials
UnitedHealth Group, Inc. . . . . Health Care Equipment & Services
Electronic Arts, Inc.. . . . .  Application Software
J.P. Morgan Chase & Co. . . . . Diversified Financials
Amgen, Inc. . . . . . . . . . . . . Biotechnology
Lockheed Martin Corp. . . . Electronic Equipment & Instruments
Cisco Systems,Inc. . . . . . Networking Equipment
FedEx Corp.. . . . . . . .. Air Freight & Couriers
Johnson & Johnson . . . . .  . Pharmaceuticals
Procter & Gamble Co. . . . . . . Household Products
ASSET MIX DISTRIBUTION, AS OF 12/31/02
Domestic Stock . . . . . . . .  .80.5%
U.S. Government Securities . . .11.6%
Foreign Stock & ADR's . . . . . .4.6%
Corporate Bonds . . . . . . . . . .2.4%
Cash & Other . . . . . . . . . . . .0.9%
Total . . . . . . . . . . . . . 100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/02

                                                         1         SINCE
                                                       YEAR       INCEPT.
Portfolio - IA Shares                                    -- %     (3.45)%*
Portfolio - IB Shares                                  (11.51)     0.59**
Russell 1000 Growth                                    (27.88)   (19.60)**

* Since inception as of October 2, 2002
** Since inception as of August 31, 2001

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2002

(Invested at inception)
LOGO
EQ/Marsico Focus Portfolio
 Portfolio Class IB Shares Russell 1000 Growth
08/31/01	 10,000 	 	10,000
09/01	 	10,370 	 	9,001
10/01	 	10,560 	 	9,474
11/01	 	11,230 	 	10,384
12/01	 	11,390 	 	10,364
01/02	 	11,610 	 	10,181
02/02	 	11,390 	 	9,759
03/02	 	11,910 	 	10,096
04/02	 	11,960 	 	9,272
05/02	 	11,930 	 	9,048
06/02	 	11,590 	 	8,211
07/02	 	10,479 	 	7,760
08/02	 	10,539 	 	7,783
09/02	 	10,189 	 	6,975
10/02	 	10,569 	 	7,615
11/02	 	10,579 	 	8,029
12/02	 	10,079 	 	7,474
l
EQ/MERCURY BASIC VALUE EQUITY PORTFOLIO
PORTFOLIO COMMENTARY

The portfolio entered 2002 with a bias toward stocks in companies that might perform well in an economic recovery. An overweight to information technology proved to be a detriment, but otherwise the sector allocations had a marginally positive influence on performance. Portfolio performance was helped by specific stock selection in information technology, industrials and consumer staples sectors.

The manager was able to find some stocks in quality businesses trading at what they believed were reasonably low valuations, but just as importantly, they were able to avoid some of the major catastrophic blow-ups that plagued the stock market and investor confidence in 2002. While the manager believed that some of the stocks were purchased at low valuations, the market's lack of confidence took many of those names even lower.

Security selection proved critical in 2002 and that may be true again in 2003. On the whole, the manager believes 2003 should be a recovery year for the domestic equity markets. The U.S. economy, while still not firing on all cylinders, appears strong enough to support some rebound in stock prices, especially considering the low yields now available in bond and cash investments. Poor corporate governance and geopolitical concerns hampered the markets in 2002. The manager believes that the portfolio is now positioned for a sustained economic recovery and a stronger stock market.

INVESTMENT OBJECTIVE
Seeks capital appreciation and secondarily, income.
PORTFOLIO SUMMARY, AS OF 12/31/02
Net Assets . . . . . . . . . $680.6 million
Number of Issues . . . . . . . . . 77
LARGEST EQUITY HOLDINGS, AS OF 12/31/02
Citigroup, Inc. . . . . . . .. . . Diversified Financials
Liberty Media Corp., Class A . . . . . . Media
Exxon Mobil Corp.. . . . . . . .  . Integrated Oil & Gas
Royal Dutch Petroleum Co. (ADR) . . Integrated Oil & Gas
Unisys Corp. . . . . .  . IT Consulting & Services
Wachovia Corp. . . . . . . . . Banks
Du Pont (E.I.) de Nemours & Co. . . . Chemicals
3Com Corp. . . . . . . . . . Networking Equipment
Boise Cascade Corp. . . . .  Paper & Forest Products
American International Group, Inc. . . . . Insurance
ASSET MIX DISTRIBUTION, AS OF 12/31/02
Domestic Stock . . . . . . . . . . . .88.7%
Foreign Stock & ADR's . . . . . . .6.9%
Cash & Other. . . . .  . . . .4.4%
Total . . . . . . . . . . . 100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/02

                                              1        3       5      SINCE
                                             YEAR    YEARS   YEARS   INCEPT.
Portfolio - IA Shares                          --%     --%    --%     12.54%*
Portfolio - IB Shares                       (16.68)  (0.58)  5.47      7.75**
Russell 1000 Value                          (15.52)  (5.14)  1.16      5.30**

* Since inception as of October 2, 2002
** Since inception as of May 1, 1997

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2002

(Invested at inception)
LOGO
EQ/Mercury Basic Value Equity Portfolio
Portfolio Class IB Shares Russell 1000 Value
05/97	       10,000 	 10,000
12/97	       11,699 	 12,649
12/98	       13,055 	 14,626
12/99	       15,535 	 15,701
12/00	       17,369 	 16,802
12/01	       18,323 	 15,862
12/02	       15,264 	 13,400
l
EQ/MFS EMERGING GROWTH COMPANIES PORTFOLIO
PORTFOLIO COMMENTARY

In addition to an overall down market, three areas were largely responsible for the portfolio's negative performance in 2002: technology holdings overall; an underweighting in consumer staples stocks, which did well over the period; and several large holdings that stumbled.

In the beginning of the year, the portfolio had a large overweighting in technology, much of it in smaller companies that the manager felt had high growth potential. As the market turned against technology and toward more defensive stocks, many of the portfolio's holdings fell sharply. The manager came to believe that technology spending by corporations would remain soft for the near term, and cut back the portfolio's technology holdings considerably. Many of its remaining technology positions were in larger, more established companies.

As a relatively aggressive growth offering, the portfolio has historically been underweighted in the consumer staples area because the manager has not considered those stocks to be aggressive growth opportunities. That worked against the portfolio over the short term, however, as companies that make things such as toothpaste, soap, and diapers -- everyday necessities that consumers purchase regardless of the state of the economy -- did relatively well in a down market.

Finally, several of the portfolio's larger holdings, such as Tyco and Tenet Healthcare, declined because of high-profile problems. The problems at both Tenet and Tyco resulted from issues that were, in the manager's view, very difficult for a research analyst to uncover. By the end of the period, the manager had sold Tenet stock and reduced the portfolio's Tyco holdings to a very small position.

Looking ahead, the manager thinks we are seeing the early stages of an economic recovery. For the first time in several years, the manager saw positive earnings growth on a year-over-year basis in the second quarter of 2002, and sees that continuing. After three years of a very weak economic and market environment, the manager believes that an aggressively positioned growth portfolio may have the opportunity to perform well.

INVESTMENT OBJECTIVE
Seeks to provide long-term capital growth.
PORTFOLIO SUMMARY, AS OF 12/31/02
Net Assets . . . . . . . . . .  . $780.6 million
Number of Issues . . . . . . .  . 210
LARGEST EQUITY HOLDINGS, AS OF 12/31/02
Pfizer, Inc. . . . . . . . . .  . Pharmaceuticals
Microsoft Corp. . . . . . . . Systems Software
Cisco Systems, Inc. . . . .  Networking Equipment
Viacom, Inc., Class B. . . . . Media
Oracle Corp. . . . . . .. . Systems Software
Johnson & Johnson . . . .  Pharmaceuticals
Analog Devices, Inc. . . . . Semiconductors
Dell Computer Corp. . . . . Computer Hardware
Freddie Mac . . . . . . . . .. Diversified Financials
Clear Channel Communications, Inc. .  . Media
ASSET MIX DISTRIBUTION, AS OF 12/31/02
Domestic Stock . . . . . . . .. .91.5%
Foreign Stock & ADR's . . . .  .6.0%
Cash & Other . . . . . . . . . . . .2.5%
Total . . . . . . . . . . . . . . 100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/02

                                              1         3         5       SINCE
                                             YEAR     YEARS     YEARS    INCEPT.
Portfolio - IA Shares                       (34.15)%  (29.23)%    --%    (8.40)%*
Portfolio - IB Shares                       (34.31)   (29.42)   (3.86)    0.10**
Russell 3000 Growth                         (28.03)   (23.44)   (4.11)   (0.17)**

* Since inception as of November 24, 1998
** Since inception as of May 1, 1997

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2002

(Invested at inception)
LOGO
EQ/MFS Emerging Growth Companies Portfolio
Portfolio Class IB Shares Russell 3000 Growth
05/97	       10,000 	 10,000
12/97	       12,242 	 12,215
12/98	       16,474 	 16,493
12/99	       28,602 	 22,072
12/00	       23,216 	 17,124
12/01	       15,309 	 13,762
12/02	       10,057 	 9,905
l
EQ/MFS INVESTORS TRUST PORTFOLIO
PORTFOLIO COMMENTARY

The portfolio was overweighted in leisure stocks relative to its benchmark throughout the year and those positions were the biggest contributor to performance. Holdings included Viacom (a diversified media company), Gannett and New York Times. All three companies benefited from improved advertising revenues and above average growth.

Owning fewer technology stocks than the benchmark also contributed to performance. A difficult spending environment, which led to earnings disappointments throughout the year, coupled with high stock prices, made technology a dangerous place to invest in 2002. The portfolio's performance benefited the most from avoiding stocks such as Intel, Lucent, Nortel, and JDS
 Uniphase. The positions the portfolio did hold, such as Cisco, are companies that have industry-leading positions and strong balance sheets.

Fierce competition and the fallout from Enron and other scandals dogged utility stocks. Although the portfolio avoided Quest and WorldCom, communications stocks suffered from competition and too much debt on their balance sheets. The portfolio's health care holdings performed poorly. For example, Genzyme's earnings fell when sales of its best selling drug, Renagel, declined. Long-term use of Wyeth's popular hormone replacement drug, Prempro, was found to be a contributing cause of heart disease and breast cancer. The portfolio's holdings in financial services did well in the first half of the year but have not met the manager's expectations in the second half. For example, FleetBoston had major problems caused by its international operations in Brazil and Argentina.

After the steep stock market declines of the past three years, many traditional growth stocks are experiencing a slow downturn in their growth rates and are in a transition period. In the manager's opinion, the market has a difficult time appropriately valuing these companies that they believe present attractive investment opportunities.

While MFS doesn't expect a robust economy going forward, they do believe that the worst is over and are expecting a modest recovery in 2003. Mixed economic data, concerns surrounding Iraq and the Korean peninsula continue to create uncertainty for investors. However, the manager thinks this is a time that suits their stock-by-stock selection process. While it's impossible to know which areas in the market will do well, the manager's goal is to have a well-diversified portfolio of stocks that they think should do well in any market environment.

INVESTMENT OBJECTIVE
Seeks long-term growth of capital with a secondary objective to seek reasonable current income.
PORTFOLIO SUMMARY, AS OF 12/31/02
Net Assets . . . . . . . . . .  . . $201.2 million
Number of Issues . . . . . . . .. . 150
LARGEST EQUITY HOLDINGS, AS OF 12/31/02
Pfizer, Inc. . . . . . . . . . . . . Pharmaceuticals
Exxon Mobil Corp.. . . . . . .. Integrated Oil & Gas
Microsoft Corp. . . . . . . . . . . Systems Software
Wal-Mart Stores, Inc.. . . . . . . General Merchandise Stores
International Business Machines Corp. . Computer Hardware
Citigroup, Inc. . . . . . . . .  . Diversified Financials
Cisco Systems, Inc. . . . . . . Networking Equipment
Freddie Mac . . . . . . . . .. Diversified Financials
Johnson & Johnson . . . . . . Pharmaceuticals
General Electric Co.. . . . . . .Industrial Conglomerates
ASSET MIX DISTRIBUTION, AS OF 12/31/02
Domestic Stock . . . . . . . . . .90.1%
Foreign Stock & ADR's . . . . . . .6.3%
Cash & Other . . . . . . . . .  . . .3.6%
Total . . . . . . . . . . . . . . . 100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/02

                                                   1        3         SINCE
                                                  YEAR    YEARS      INCEPT.
Portfolio - IA Shares                               --%      --%    (20.11)%*
Portfolio - IB Shares                            (21.04)  (13.00)    (8.01)**
S&P 500                                          (22.09)  (14.54)    (6.77)**

* Since inception as of March 25, 2002
** Since inception as of January 1, 1999

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2002

(Invested at inception)
LOGO

 EQ/MFS Investors Trust
 Portfolio Class IB Shares 	 S&P 500
12/98	 	10,000 		 10,000
12/99	 	10,876 		 12,103
12/00	 	10,792 		 11,001
12/01	 	9,069 		 9,694
12/02	 	7,160 		 7,553
                                       32
l
EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO
PORTFOLIO COMMENTARY

During 2002, the portfolio performed well relative to the Russell 1000 Value Index during periods when its individual stock selections were on target, such as the third and fourth quarter. In the first two quarters of 2002 however, individual stock selections did not contribute to positive relative performance and the portfolio lagged behind its benchmark.

Part of the full-year underperformance relative to the benchmark was due to the fact that mid-cap stocks outperformed large-caps in 2002. The portfolio's average market cap was generally a bit higher than that of the benchmark. Relative to the S&P 500 Index, the portfolio modestly outperformed for the full year, due to the fact that large-cap value stocks generally outperformed large-cap growth stocks in 2002.

The manager's current strategy is based on an expectation that 2003 will be a year of modest economic recovery, including some increase in corporate profits. The portfolio continues to be well-diversified among stocks that meet its criteria for value. The manager continues to focus mainly on larger companies that are believed to be trading well below their intrinsic value and appear attractively priced by relative historical measures. Also, the manager continues to emphasize businesses with the potential to generate meaningful free cashflow during the next 12 to 18 months. Many companies in the consumer staples, energy, financial, and health care sectors meet these investment criteria and are considered core holdings.

INVESTMENT OBJECTIVE
Seeks capital growth. Current income is a secondary objective. PORTFOLIO SUMMARY, AS OF 12/31/02
Net Assets . . . . . . . . . . . . . $470.9 million
Number of Issues . . . . . . . . . . . 250
LARGEST EQUITY HOLDINGS, AS OF 12/31/02
Citigroup, Inc. . . . . . . . . .. . Diversified Financials
Exxon Mobil Corp.. . . . . . Integrated Oil & Gas
Pfizer, Inc. . . . . . . . . . . . .. . Pharmaceuticals
Merck & Co., Inc. . . . . . . . . . . Pharmaceuticals
Philip Morris Cos., Inc. . . . . . . . Food Products
Royal Dutch Petroleum Co. (ADR) . . . . Integrated Oil & Gas
Bank of America Corp. . . . . . . . .  . Banks
Hewlett-Packard Co. . . . . . . . . Computer Hardware
Fannie Mae . . . . . . . . . .. . . Diversified Financials
General Electric Co.. . . . . . . . Industrial Conglomerates
ASSET MIX DISTRIBUTION, AS OF 12/31/02
Domestic Stock . . . . . . . . . . . .94.9%
Foreign Stock & ADR's . . . . . . .3.5%
Corporate Bonds . . . . . . . . . . .0.3%
Cash & Other . . . . . . . . . . . . . . .1.3%
Total . . . . . . . . . . . . . . . . 100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/02

                                              1        3       5        SINCE
                                             YEAR    YEARS   YEARS     INCEPT.
Portfolio - IA Shares                          --%     --%     --%     (8.55)%*
Portfolio - IB Shares                       (19.07)  (6.96)  (2.16)     0.73**
Russell 1000 Value                          (15.52)  (5.14)   1.16      5.30**

* Since inception as of October 2, 2002
** Since inception as of May 1, 1997

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2002

(Invested at inception)
LOGO

 EQ/Putnam Growth & Income Value Portfolio
Portfolio Class IB Shares Russell 1000 Value
5/1/97	       10,000 	 10,000
12/97	       	11,623 	 12,649
12/98	       	13,105 	 14,626
12/99	       	12,939 	 15,701
12/00	       	13,804 	 16,802
12/01	       	12,875 	 15,862
12/02	       	10,420 	 13,400
                                       33
l
EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO COMMENTARY

Although improved valuations enabled the manager to upgrade the overall quality of the portfolio throughout 2002, the high quality of stocks held actually worked against performance late in the year. Lower-quality stocks, including some highly-leveraged, previously out-of-favor companies, had the strongest performance at year-end, which was one factor in the portfolio's performance relative to the benchmark.

In 2002, the greatest contribution to relative performance was made by strong stock selection in emerging markets, particularly in South Korea and Brazil. In the fourth quarter, much of the portfolio's outperformance can be attributed to specific stock selection in the Japanese market. Earlier in the year, however, the manager's underweight in Japan was a liability as that equity market rallied. Falling currencies in Mexico and Brazil hurt portfolio results--especially an overweight in the Brazilian real--until it strengthened in the fourth quarter.

According to Putnam's quantitative models, the world's equity markets are approaching fair value. Though painful, the market downturn of the past three years allowed the portfolio to acquire several stocks previously considered too expensive. This may prove to be a positive factor for investors over the longer term. Without strong valuation signals, Putnam's top-down strategists are not recommending significant exposures along geographic, market capitalization, or style dimensions, except for a continuing underweight to Japan.

Currently, country and sector weightings are being driven by the need to control risk and maintain adequate exposure relative to the benchmark. In general, the manager has underweighted the larger developed markets including Japan, the U.K., and Europe, while offsetting these positions with emerging market exposures. The largest overweights heading into 2003 are in South Korea, Mexico, and Brazil. Despite recent difficulties in the Korean peninsula, the manager views South Korea as attractive over the long run and may consider any interval of market weakness to be a buying opportunity.

Among sectors, the portfolio is significantly underweight in financial stocks, having reduced positions steadily throughout the second half of 2002. Despite an aversion to components of the financial sector, the manager has selectively increased bank exposure. Overweighted sectors include communication services and consumer staples. In communication services, the portfolio is concentrating on Asian and emerging market telecoms and wireless providers, while continuing to largely avoid their European counterparts due to burdensome debt levels, declining subscriber base, and falling revenues.

INVESTMENT OBJECTIVE
Seeks capital appreciation.
PORTFOLIO SUMMARY, AS OF 12/31/02
Net Assets . . . . . . . . .  . $454.8 million
Number of Issues . . . . . . . . . . 149
LARGEST EQUITY HOLDINGS, AS OF 12/31/02
TotalFinaElf S.A. . . . . . .. . Integrated Oil & Gas
Vodafone Group plc. . . . . Wireless Telecommunication Services
Nestle S.A. (Registered). . .Food Products
AstraZeneca plc . . . . . . .. Pharmaceuticals
Samsung Electronics Co., Ltd. (Foreign) .. Semiconductors
Shell Transport & Trading Co. plc . Integrated Oil & Gas
Toyota Motor Corp. . . . . . . . . Automobiles
NTT DoCoMo, Inc. . . . . . . Wireless Telecommunication Services
Novartis AG (Registered) . . . . Pharmaceuticals
Sanofi-Synthelabo S.A. . . . . . . Pharmaceuticals
DISTRIBUT ION OF EQUITY ASSETS BY REGION,
AS OF 12/31/02
Europe . . . . . . . . . . . . .64.4%
Japan . . . . . . . . . . . .. .16.2%
Southeast & Central Asia . . . .  .9.5%
Latin America . . . . . . . . .  . .4.6%
Australia & New Zealand . . . .  . 2.9%
Canada . . . . . . . . . . . . . . .1.6%
Africa . . . . . . . . . . . . . . .0.8%
Total . . . . . . . . . . . . . .. 100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/02

                                              1        3        5        SINCE
                                             YEAR    YEARS    YEARS     INCEPT.
Portfolio - IA Shares                          --%      --%     --%    (16.90)%*
Portfolio - IB Shares                       (16.61)  (16.92)   1.89      3.32**
MSCI EAFE                                   (15.94)  (17.24)  (2.89)    (2.07)**

* Since inception as of March 25, 2002
** Since inception as of May 1, 1997

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2002

(Invested at inception)
LOGO

 EQ/Putnam International Equity Portfolio
Portfolio Class IB Shares MSCI EAFE
05/97	       10,000 	 10,000
12/97	       10,958 	 10,285
12/98	       13,096 	 12,342
12/99	       20,985 	 15,669
12/00	       18,397 	 13,448
12/01	       14,432 	 10,565
12/02	       12,034 	 8,881
                                       34
l
EQ/PUTNAM VOYAGER PORTFOLIO
PORTFOLIO COMMENTARY

The primary positive contributor to the portfolio's performance in 2002 was stock selection in two sectors: consumer cyclicals and capital goods. Also, the portfolio's overweight in the capital goods and financials sectors also helped performance relative to the benchmark.

In the consumer cyclical sector, performance was helped by an underweight in AOL Time Warner and an overweight in Walt Disney.. The sector also benefited from retailers such as Kohl's and TJX Companies. In capital goods, the portfolio's aerospace/defense positions, Lockheed Martin and Northrop Grumman, capitalized on increased defense contracts and the anticipation of higher defense spending. In financials, an emphasis on banking helped, along with specific selections such as Fifth Third Bancorp and Wells Fargo.

As 2002 began, financials represented the portfolio's largest sector overweight, with an emphasis on banking (U.S. Bancorp, Wells Fargo). The portfolio is also overweight in communication services, particularly regional Bells (Verizon). In addition, the portfolio is overweight in energy, with a focus on diversified oil (ExxonMobil). The portfolio is underweight in consumer staples, conglomerates, and health care.

While still underweight in technology, the portfolio increased its allocation to this sector throughout 2002. The portfolio also added to its health-care allocation, but remains underweight in this sector. Late in 2002, the manager trimmed the large exposure to financials, but the portfolio remained overweighted in this sector at year-end.

INVESTMENT OBJECTIVE
Seeks long-term growth of capital and any increased income that results from this growth.
PORTFOLIO SUMMARY, AS OF 12/31/02
Net Assets . . . . . . . . . . $199.5 million
Number of Issues . . . . . .  . 255
LARGEST EQUITY HOLDINGS, AS OF 12/31/02
Microsoft Corp. . . . . . . . . . Systems Software
General Electric Co.. . . . .  Industrial Conglomerates
Johnson & Johnson . . . . . .. Pharmaceuticals
Pfizer, Inc. . . . . . . . . .. . Pharmaceuticals
Wal-Mart Stores, Inc.. . . . . General Merchandise Stores
Intel Corp . . . . . . . . . . Semiconductors
Dell Computer Corp. . . . . . Computer Hardware
Cisco Systems, Inc. . . . . .  Networking Equipment
Pharmacia Corp. . . . . . . .  Pharmaceuticals
Merck & Co., Inc. . . . . . . . Pharmaceuticals
ASSET MIX DISTRIBUTION, AS OF 12/31/02
Domestic Stock . . . . . . . . . .97.1%
Foreign Stock & ADR's . . . . ..0.7%
Cash & Other . . . . . . . . .  2.2%
Total . . . . . . . . . . . .  . 100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/02

                                              1        3        5       SINCE
                                             YEAR    YEARS    YEARS    INCEPT.
Portfolio - IA Shares                           --%     --%     --%      3.46%*
Portfolio - IB Shares                       (26.39)  (22.95)  (4.09)     0.22**
Russell 1000 Growth                         (27.88)  (23.64)  (3.84)     0.01**

* Since inception as of October 2, 2002
** Since inception as of May 1, 1997

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2002

(Invested at inception)
LOGO
EQ/Putnam Voyager Portfolio
Portfolio Class IB Shares  Russell 1000 Growth
05/97	       10,000 	 10,000
12/97	       12,470 	 12,171
12/98	       16,993 	 16,882
12/99	       22,132 	 22,481
12/00	       18,194 	 17,440
12/01	        13,751 	 13,879
12/02	        10,123 	 10,008
l
EQ/EMERGING MARKETS EQUITY PORTFOLIO
PORTFOLIO COMMENTARY

During 2002, the portfolio's overall country allocation had a positive impact on performance, while stock selection was mixed. Country allocations to Israel, Argentina, Indonesia and South Korea added to relative performance while an overweight position in Turkey subtracted. Specific stock selections in Israel, India and China were positive contributors, while stock selection in Russia was weak.

At year-end, key portfolio overweights were in Indonesia, Turkey and Taiwan, while Brazil and Chile represented the largest underweights. In South Africa, the portfolio moved closer to the benchmark weight (MSCI Emerging Markets Free Index) than has been the case in the past few years.

Overall, global emerging markets continue to benefit from a relatively stable political environment, positive structural reform trends, a better domestic debt profile and attractive valuations. To participate in this environment, the manager has maintained overweight positions in consumer and telecommunication stocks. In Turkey, the portfolio remained in an overweight position based on solid macro economic fundamentals and progress on EU accession talks. Of course, political and geopolitical developments bear continued scrutiny, as they may have a material impact on the outlook for Turkey. The manager also raised the portfolio's weighting in Taiwan late in 2002 because that market had re-established value relative to other markets after significantly under performing. In contrast, the manager is maintaining an underweight position in Brazil due to the country's vulnerable position in regard to debt dynamics and an untested new government. Chile remains one of the portfolio's largest underweight positions due to a lack of attractive stock opportunities and low liquidity.

In 2003, the manager is focusing on selected sectors such as telecoms in Russia, banks in Mexico and Malaysia, and financials and energy in South Africa. On a stock level, the manager has identified names on the basis of their reasonable valuations and strong business fundamentals. These include such stocks as Samsung Electronics, SK Telecom and Teva Pharmaceuticals.

The manager believes that emerging markets are well positioned to continue to outperform global markets in 2003, given valuations, corporate fundamentals, relative growth and leveraged exposure to any upswing in global sentiment and economic activity.

INVESTMENT OBJECTIVE
Seeks long-term capital appreciation.
PORTFOLIO SUMMARY, AS OF 12/31/02
Net Assets . . . . . . . . . . . $193.2 million
Number of Issues . . . . . . .  . . 184
LARGEST EQUITY HOLDINGS, AS OF 12/31/02
Samsung Electronics Co., Ltd. (Foreign) .  . Semiconductors
Anglo American plc . . . . . . . .  Metals & Mining
Taiwan Semiconductor Manufacturing Co., Ltd. . . Semiconductors
SK Telecom Co., Ltd. . . . . . . . . .. . Wireless
Telecommunication Services
Telefonos de Mexico S.A., Class L (ADR) . . . Diversified Telecommunication Services
Pohang Iron & Steel Co., Ltd.. . . . . .  . Metals & Mining
China Mobile (Hong Kong) Ltd.. . . . . .. . Wireless
Telecommunication Services
Teva Pharmaceutical Industries Ltd. . . . . Pharmaceuticals
America Movil S.A. de CV (ADR) . . Wireless Telecommunication
Services
LUKOIL (ADR). . . . . . . .Intergrated Oil & Gas
DISTRIBUT ION OF EQUITY ASSETS BY REGION,
AS OF 12/31/02
Southeast Asia . . . . .  . . . . . .53.9%
Africa & Middle East . . .. .25.4%
Latin America . . . . . .  . . . . 13.3%
Europe . . . . . . . . .  . . .7.4%
Total . . . . . . . . .. 100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/02

                                1       3        5       SINCE
                              YEAR    YEARS    YEARS    INCEPT.
Portfolio - IA Shares            --%     --%     --%     9.07%*
Portfolio - IB Shares         (6.05)  (18.87)  (5.25)   (8.81)**
MSCI Emerging Markets Free    (6.17)  (14.09)  (4.66)   (8.50)**

* Since inception as of October 2, 2002
** Since inception as of August 20, 1997


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2002

(Invested at inception)
LOGO
 EQ/Emerging Mkts Equity Portfolio
Portfolio Class IB Shares MSCI Emerging Markets Free
08/97	       10,000 		 10,000
12/97	         7,984 		 7,857
12/98	         5,820 		 5,866
12/99	       11,426 		 9,762
12/00	         6,841 		 6,773
12/01	         6,493 		 6,596
12/02	         6,096 		 6,189
l
EQ/AGGRESSIVE STOCK PORTFOLIO
PORTFOLIO COMMENTARY

Equitable employs different investment advisers for this portfolio, each of whom is responsible for managing an allocated portion or "sleeve" of the portfolio's assets. The following commentaries discuss the investment activities and performance for each sleeve of the portfolio.

ALLIANCE CAPITAL MANAGEMENT L.P.
During 2002, performance of the Alliance-managed large capitalization growth sleeve was driven mainly by stock selection within the technology sector. Among the top detractors from the sleeve's performance were Tyco, Flextronics, Veritas Software, Juniper Networks, and Nokia. Positive contributors included Cardinal Health, Avon Products, MBNA, Danaher, and Bank One.

Entering 2003, the large cap growth sleeve retained a balance between defensive growth and aggressive growth positions. It remained underweighted in the technology sector, but continued to seek opportunities in which the sleeve could benefit from a more substantial upturn in information technology (IT) spending, which could occur towards the latter half of 2003. Although IT did not serve as the beneficiary of the recent technology rally in the fourth quarter of 2002, the manager remains confident in the highest quality technology companies.

Another sleeve of the portfolio is managed by a team that focuses on mid-capitalization growth stocks. For much of 2002, this sleeve of the portfolio was managed using a barbell approach, balancing high conviction/lower risk positions (principally in health care) along with more aggressive exposures in technology and consumer services--sectors that were geared toward a resumption of growth in the U.S. economy. However, as the economic rebound failed to materialize, many of the sleeve's stable/ high conviction holdings stumbled, failing to provide the anticipated risk control. Shares falling in this category included Concord EFS and Tenet Healthcare.

While Tenet Healthcare was eliminated from the mid-cap growth sleeve, the managers continued to focus on health care services where they see strong secular trends including rate increases, demographic trends, acquisitions and expense control. Focus names include Wellpoint and HMA, both of which added to relative performance in 2002. However, performance was below expectations as poor performance from the more aggressive positions in the technology (Sanmina, Flextronics, PeopleSoft) and consumer services sectors (Cendant, Edison and Omnicom) were not offset by gains in other sectors.

While Alliance Capital does not believe consumer confidence will fall off precipitously in 2003, the managers remain attentive to the cautious signals the consumer is presenting and is focusing on stock-specific companies that exhibit a combination of market dominance and experienced management.

MARSICO CAPITAL MANAGEMENT LLC
The sleeve managed by Marsico Capital Management benefited from investments in the industrials and health care sectors and by generally avoiding investments in the information technology and telecommunications sectors. In health care, the sleeve maintained substantial investments in the health care equipment and services industry, which outperformed the broad equity market. UnitedHealth Group was among the strongest performing positions. The portfolio also made select investments in the pharmaceutical/biotechnology industry that contributed to performance, such as Amgen. Investments in the capital goods industry were concentrated in aerospace/defense positions, where strong stock performers like Lockheed-Martin and General Dynamics helped performance.

The sleeve also maintained substantial allocations to the consumer discretionary sector, with retailing companies being a primary area of emphasis. Automobile (e.g., Porsche and Ford Motor) and media (e.g., Clear Channel Communications and Viacom) positions also helped performance. (The sleeve did not hold Ford Motor as of year-end.)

Detracting from the sleeve's performance was an underweight position in the consumer staples sector, which was among the best-performing areas in the Russell 1000 Growth Index. The portfolio's relative lack of exposure to the energy and materials sectors also detracted from results.

At the start of 2003, the sleeve's sector allocations emphasized consumer discretionary, financial services and health care. The allocation to the Information Technology sector increased modestly during the fourth quarter of 2002. Marsico believes sectors such as information technology and telecommunications services offer select opportunities at the individual company level. In general, however, Marsico believes that many companies in these areas face highly uncertain profit outlooks, yet continue to trade at relatively high valuations.

MFS INVESTMENT MANAGEMENT
In the leisure sector, the sleeve benefited from its broadcasting holdings such as Fox Entertainment, Viacom, and Clear Channel Communications. In the financial services area, several brokerage stocks helped performance, including Merrill Lynch & Co. and Goldman Sachs. MFS analysts also uncovered company-specific opportunities across a range of industries. One example was Forest Laboratories, a pharmaceutical firm that introduced Lexapro, a promising new antidepressant. In the beaten-down technology sector, printer manufacturer Lexmark was one of the rare companies that exceeded earnings expectations.

In addition to an overall down market, three areas were largely responsible for the sleeve's negative performance: technology holdings overall; an underweighting in consumer staples stocks, which did well over the period; and several large holdings that stumbled.

The sleeve's larger holdings declined because of high-profile problems. The problems at both Tenet Healthcare and Tyco International, for example, resulted from issues that were, in the adviser's view, very difficult for a research analyst to uncover. By the end of the period, the sleeve had sold its Tenet stock and reduced its Tyco holdings to a very small position.

MFS thinks we are seeing the early stages of an economic recovery. For the first time in several years, they observed positive earnings growth on a year-over-year basis in the second quarter of 2002, and see that continuing. After three years of a very weak economic and market l
EQ/AGGRESSIVE STOCK PORTFOLIO
environment they believe that their aggressively positioned growth sleeve may have the opportunity to perform well.

PROVIDENT INVESTMENT COUNSEL
2002 was a year in which business spending all but dried up, holding back the economic recovery. During the fourth quarter, the sleeve added Nokia and Cisco while selling Lowes and Wellpoint Health on fundamental issues.

Throughout 2002, corporate scandals and geopolitical events dominated investor psychology. During such times, individual stock valuations are meaningfully discounted, regardless of earnings. Even though overall corporate earnings of the S&P 500 Index were up 5% in 2002, leading stock market benchmarks moved sharply lower. The result was a significant compression in P/E ratios across all U.S. equity asset classes. Moving into 2003, this represents an opportunity for stock investors.

Provident believes consumers will benefit from a continuing environment of low inflation. Their sleeve reflects that theme with holdings in such companies as Bed Bath & Beyond, Kohls, and Radian Corp. On the other hand, the manager thinks corporate profits are likely to recover slowly, in part due to the impact of low inflation on nominal growth. Companies with strong cash flow and little debt may have an advantage in an environment. Holdings of this type include Apollo Group, Applied Materials, and Weight Watchers.

In an era of low inflation and lower nominal growth, productivity advances will largely be achieved through application of technology. This key theme is the rationale for Provident's current weighting in technology.

INVESTMENT OBJECTIVE
Seeks to achieve long-term growth of capital.
PORTFOLIO SUMMARY, AS OF 12/31/02
Net Assets . . . . . . . . . . . . $1,480.5 million
Number of Issues. . . . . . . . . . . 270
LARGEST EQUITY HOLDINGS, AS OF 12/31/02
Pfizer, Inc. . . . . . . . . . . .. . Pharmaceuticals
Viacom, Inc., Class B. . . . . . . . . . Media
SLM Corp. . . . . . . . . . . . Diversified Financials
Cisco Systems, Inc. . . . . . . Networking Equipment
Lockheed Martin Corp. . . . Electronic Equipment & Instruments
Bed Bath & Beyond, Inc. . . .. Specialty Stores
Microsoft Corp. . . . . . . .  . Systems Software
Harley-Davidson, Inc. . . . . . .Automobiles
Amgen, Inc.. . . . . . . .  . . Biotechnology
Johnson & Johnson . . . . .  . Pharmaceuticals
ASSET MIX DISTRIBUTION, AS OF 12/31/02
Domestic Stock . . . . . . . . .91.5%
Foreign Stock & ADR's . . . .  .6.6%
U.S. Government Securities . . . .0.4%
Cash & Other. . . . . . . . . . . .1.5%
Total . . . . . . . . .  . . . 100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/02

                                         1         3         5         10      SINCE
                                        YEAR     YEARS     YEARS     YEARS    INCEPT.
Portfolio - IA Shares                  (28.68)%  (22.55)%  (11.15)%  1.04%     9.42%*
Portfolio - IB Shares                  (28.86)   (22.74)   (11.37)   0.88      9.21**
Russell 3000 Growth                    (28.03)   (23.44)    (4.11)   6.30      9.72*

* Since inception as of January 27, 1986
** Investment operations commenced with respect to Class IB shares on October 2, 1996. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2002

(Invested ten years ago on December 31, 1992)
LOGO

 EQ/Aggressive
	 Class A 	 Class B 	 Russell 3000 Growth
12/31/92	 10,000 	 10,000 	 10,000
12/31/93	 11,677 	 11,648 	 10,369
12/31/94	 11,232 	 11,176 	 10,598
12/31/95	 14,785 	 14,675 	 14,473
12/31/96	 18,068 	 18,049 	 17,640
12/31/97	 20,020 	 19,952 	 22,710
12/31/98	 20,079 	 19,957 	 30,663
12/31/99	 23,862 	 23,662 	 41,034
12/31/00	 20,725 	 20,502 	 31,836
12/31/01	 15,546 	 15,340 	 25,588
12/31/02	 11,088 	 10,913 	 18,414
l
EQ/BALANCED PORTFOLIO
PORTFOLIO COMMENTARY

Equitable employs different investment advisers for this portfolio, each of whom is responsible for managing an allocated portion or "sleeve" of the portfolio's assets. The following commentaries discuss the investment activities and performance for each sleeve of the portfolio.

ALLIANCE CAPITAL MANAGEMENT L.P.
During 2002, corporate, economic and geopolitical events posed significant challenges resulting in unprecedented market volatility. The bond markets, however, delivered resoundingly strong returns. Mortgage passthrough securities posted the strongest returns, with investment-grade corporates turning in the weakest. Corporates suffered early in the year due to corporate governance scandals and investor risk aversion.

Within the portfolio's fixed income sleeve, security selection within the corporate sector, specifically an overweight in the telecommunications subsector in the second quarter of 2002, was the primary source of underperformance. Revelations of accounting irregularities, corporate fraud and a slowing recovery were all factors contributing to the underperformance of specific credit sectors. Also dampening performance was the sleeve's yield curve strategy. Contributing positively to performance were the sleeve's overall sector allocation and mortgage security selection.

The manager has continued to position the sector allocation to leverage an improvement in both economic and financial market conditions. The sleeve remains overweighted in the non-government sectors. Treasuries are likely to underperform as short and intermediate yields are very low relative to current and expected nominal GDP growth rates. In corporate security selection, the sleeve will continue to focus on a well diversified array of the most deeply undervalued credits. The sleeve also remains overweighted in mortgages, as that sector continues to be attractively valued.

The Alliance-managed equity portion of the portfolio is allocated to three different management teams from Alliance, including its Bernstein Investment Management and Research unit. Each Alliance team manages a separate sleeve of the portfolio; two focus on growth stocks (known as Alliance's Disciplined Growth and Dynamic Growth styles) while one team focuses on value stocks (known as Bernstein's Diversified Value style). The Alliance Dynamic Growth team has been managing the portfolio since June 2002, while the Alliance Disciplined Growth and Bernstein Diversified Value teams were added to the portfolio during the fourth quarter of 2002.

The Dynamic Growth sleeve is generally invested in companies with superior relative earnings momentum and favorable prospects for sustained growth. During 2002, the manager overweighted smaller than average companies with relatively defensive earnings streams. This positioning resulted in outperformance through the end of the third quarter, but underperformance in October and November, as larger more cyclical stocks led an upswing in the market. Relative performance was again favorable in December, but trailed benchmarks for the period as a whole. While stock selection in the sleeve was neutral to positive, an investment in Tenet Healthcare adversely impacted results.

Performance of the Disciplined Growth sleeve was hurt by declines in a handful of important holdings, including Tyco International and Tenet Healthcare. Both holdings have been eliminated from the sleeve. Three other holdings--VERITAS, Flextronics and Nokia--suffered from weak market demand. However, the manager believes these companies are industry leaders that remain attractive over the long-term. To the extent that the manager's expectations for continued moderate economic expansion and superior earnings growth prove accurate, the current relative valuation of leading companies appears compelling.

For the Diversified Value sleeve, strong stock selection in the technology and utilities sectors benefitted performance in the fourth quarter of 2002. Holdings with sizable telecommunications exposure performed well, including Sprint, Nextel, Qwest and AT&T. Qwest's rebound was strengthened by the successful completion of its debt swap. Technology holdings with sizable exposure to telecommunications also performed well. However, the value sleeve's modest underweight of the technology sector offset stock selection gains.

Stock selection in the industrial commodities sector also contributed to the value sleeve's relative returns. Its holdings in paper and container companies performed well, and performance also benefited from strength in some of its chemical holdings. Underweighting the consumer growth and consumer staples sectors added to relative performance, as these sectors underperformed the broad market. Stock selection in the consumer staples sector was another positive. An overweight of the consumer cyclicals sector, which lagged the market, diminished relative returns.

CAPITAL GUARDIAN TRUST COMPANY
Detracting from portfolio performance were holdings in several companies that came under scrutiny for aggressive accounting practices, including AES, Tyco and Williams. Likewise, the taint associated with Enron caused portfolio holdings in the utilities sector to fall, as the entire sector sold off. For the most part, Capital Guardian continued to believe the underlying businesses of portfolio companies were healthy and worth more than current stock prices. In some instances, the manager took advantage of falling prices to buy additional shares.

The sleeve benefited from financial holdings such as SLM Corp, Washington Mutual and Wells Fargo and from a variety of consumer-related companies. However, performance suffered from underweights in the consumer staples and materials sectors.

During 2002, Capital Guardian reduced exposure to mobile handsets based on near-term concerns over competitive positioning and slowing sales, while remaining committed to a belief that sales and market share will grow over the long term. Late in the year, the manager reduced exposure to some cyclical, consumer products, and health care stocks that had performed well, using the proceeds to buy companies perceived to have more upside potential in those industries.

2003 holds several investment challenges. Profits have been slow to recover, oil prices are high, and geopolitical tensions have become a constant presence. Despite these concerns, Capital Guardian believes 2003 will be positive for equities and that the environment should create opportunities to add value through research and stock selection.

JENNISON ASSOCIATES LLC
During 2002, information technology was one of the worst performing areas of the market. Revised outlooks for recovery in end-demand across the sector precipitated the decline in these stocks. IT spending continues to be under pressure, as the rate of recovery for corporate profits has been tempered. Jennison expects an eventual cyclical upswing in demand for technology. In addition, secular factors, like the rapid rate of technical l
EQ/BALANCED PORTFOLIO
innovation and demand from new and emerging markets, should drive long-term growth. Sleeve holdings are positioned in companies such as Cisco, Dell and Microsoft, with strong competitive positions and ability to benefit from improving business conditions.

Jennison's greatest emphasis has been in consumer discretionary stocks, with approximately a quarter of the sleeve invested in this sector. During 2002, the sector outperformed the market on a relative basis, and performance also was enhanced by favorable stock selection within the sector. Positions that were relatively strong performers for the period included Bed Bath & Beyond, New York Times, and Viacom. Health care was a challenging area for the portfolio, despite the fact that the stocks within this group traditionally outperform in a down market. Holdings lagged the market for much of the year due to company-specific product issues and earnings shortfalls. Jennison believes that these issues are now reflected in the revised growth rates and valuations of these stocks, and it expects health care holdings to demonstrate above market growth rates going forward.

The industrials and consumer staples sectors did not escape the general downdraft in equities for the period, but specific stock selections such as 3M and Procter & Gamble helped to reduce the decline. Jennision's virtual non-participation over the past year in the telecommunications sector allowed the sleeve to avoid the negative impact of this area. Jennison believes that excess capacity built in the late 1990's, and the resulting strain on telecom company finances, need more time to be worked off.

In Jennison's view, the sleeve's holdings represent high-quality companies operated by strong management teams that can maintain dominant competitive positions and generate superior and sustainable earnings growth.

MERCURY ADVISORS
The adviser entered 2002 with a bias toward stocks in companies that might perform well in an economic recovery. An overweight to information technology proved to be a detriment, but otherwise the sector allocations had a marginally positive influence on performance. The Mercury- managed sleeve was helped by specific stock selection in information technology, industrials and consumer staples sectors.

Security selection proved critical in 2002 and that may be true again in 2003. On the whole, Mercury believes that 2003 should be a recovery year for the domestic equity markets. The manager believes that this sleeve of the portfolio is now well positioned for a sustained economic recovery and a stronger stock market.

INVESTMENT OBJECTIVE
Seeks to achieve a high return through both appreciation of capital and current income.
PORTFOLIO SUMMARY, AS OF 12/31/02
Net Assets . . . . . . . . . $3,573.1 million
Number of Issues. . . . . . . . 464
LARGEST HOLDINGS, AS OF 12/31/02
FHLMC Securities . . . . . . .U.S. Government Agencies
FNMA Securities. . . . . .  .U.S. Government Agencies
U.S. Treasury Securities . . Diversified Financials
Microsoft Corp. . . . . . . .  Systems Software
Pfizer, Inc. . . . . . . .. . . Pharmaceuticals
GNMA Securities . . . . . .U.S. Government Agencies
American International Group, Inc.. .  .Insurance
Exxon Mobil Corp.. . . . . . . .Integrated Oil & Gas
Bank One Corp.. . . . . . . . . . Banks
ASSET MIX DISTRIBUTION, AS OF 12/31/02
Domestic Stock . . . . . . . . . . . .53.0%
U.S. Government Securities . .  .48.1%
Corporate Bonds . . . . . . . . . .13.6%
Foreign Stock & ADR's . . . . .. . . .2.0%
Foreign Government Bonds . . . . . .0.4%
Cash & Other. . . . . . . .. . .(17.1)%
Total . . . . . . . . . . .  . . . 100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/02

                                         1          3       5      10      SINCE
                                        YEAR      YEARS   YEARS  YEARS    INCEPT.
Portfolio - IA Shares                  (12.52)%  (5.37)%  3.35%  6.47%     9.57%*
Portfolio - IB Shares                  (12.71)   (5.61)   3.21   6.25      9.31**
60% S&P 500/40% Lehman Agg. Bond +      (9.15)   (4.68)   2.67   8.61     10.38*
50% S&P 500/50% Lehman Agg. Bond        (5.92)   (2.22)   3.49   8.43     10.09*

* Since inception as of January 27, 1986
** Investment operations commenced with respect to Class IB shares on July 8, 1998. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
+ In 2002, the Portfolio changed its benchmark index to be 60% S&P 500/40%
 Lehman Aggregate Bond Index, which the Investment Manager believes more closely reflects the market sectors in which the Portfolio invests.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2002
(Invested ten years ago on December 31, 1992)
LOGO
EQ/Balanced

	 Class A 	   Class B  60% S&P 500/40% Lehman Aggre.	 50% S&P 500/50% Lehman Aggre.
12/31/92	 10,000 	 10,000 		10,000 	 		10,000
12/31/93	 11,228 	 11,196 	 	10,994 	 		10,991
12/31/94	 10,328 	 10,269 	 	10,952 	 		10,903
12/31/95	 12,368 	 12,261 	 	14,250 	 		13,979
12/31/96	 13,812 	 13,654 	 	16,542 	 		15,965
12/31/97	 15,881 	 15,659 	 	20,819 	 		19,740
12/31/98	 18,763 	 18,561 	 	25,627 	 		23,954
12/31/99	 22,096 	 21,809 	 	29,648 	 		27,283
12/31/00	 21,809 	 21,457 	 	28,233 	 		26,404
12/31/01	 21,406 	 21,011 	 	26,288 	 		25,025
12/31/02	 18,725 	 18,340 	 	22,840 	 		22,464

                                       40
l
EQ/HIGH YIELD PORTFOLIO
PORTFOLIO COMMENTARY

Equitable employs different investment advisers for this portfolio, each of whom is responsible for managing an allocated portion or "sleeve" of the portfolio's assets. The following commentaries discuss the investment activities and performance for each sleeve of the portfolio.

ALLIANCE CAPITAL MANAGEMENT L.P.
The major contributor to positive performance, relative to its benchmark, for the quarter was sector selection, specifically in the cable and the wireless telecommunications sectors. Improved economic and market conditions, as well as stronger investor confidence in the fourth quarter of 2002, resulted in positive returns for the cable and telecommunications sectors, which were the worst performers in the first half of the year. Nextel, a telecommunications provider, proved to be one of the sleeve's top performers. Nextel's bonds rallied strongly after the company increased guidance for the second half of the
year. The sleeve also benefited from its allocation to the cable sector.   Its
holdings in Cablevision contributed positively to performance, as this company was viewed as a stable and cash flow producing company, with a number of positive liquidity events.

Defaults have declined in each of the last six months, as measured by Moody's.
 The manager anticipates a continuation of this trend in 2003.  In addition, the manager expects high yield spreads to tighten, with some of the contraction due to a rising Treasury yield curve. In the manager's view, this contraction, along with the coupon yield, should produce solid positive results for high yield in 2003.

The manager remains focused on the fundamentals of individual issuers because one of the primary risks in this lower growth environment is that it places an additional strain on highly leveraged companies. Since economic growth varies greatly from one industry to another, fundamental credit research is critical in identifying the winners and the losers. With interest rates near all time lows and the economy slowly improving, the manager believes high yield is likely to outperform over the next 12 to 18 months.

PACIFIC INVESTMENT MANAGEMENT COMPANY
During the first three quarters of 2002, the U.S. high yield bond market absorbed a record $91 billion in "fallen angels," or issues downgraded from investment grade to non-investment grade. Companies in this group included WorldCom, Qwest, Dynegy, Tyco, Georgia Pacific, and Williams. Efforts by companies to rehabilitate their credit quality did little to reassure corporate bond investors. Sluggish global growth and anxiety over a potential war with Iraq spawned a flight to quality. Treasury yields fell as much as

                                                     Continued on following page

INVESTMENT OBJECTIVE
Seeks to achieve a high total return through a combination of current income and capital appreciation.
PORTFOLIO SUMMARY, AS OF 12/31/02
Net Assets . . . . . . . . . .$565.2 million
Number of Issues. . . . . . . . 416
ASSET MIX DISTRIBUT ION (BY QUALI TY),
AS OF 12/31/02
AAA-A Ratings . . . . . . . . .1.0%
BBB-B Ratings. . . . . . . .  .84.1%
CCC-C Ratings . . . . . . . . .5.4%
D Ratings . . . . . . . . . . .0.2%
Not Rated & other . . . . . . .7.6%
U.S. Government & Agencies Obligations . ..1.7%
ASSET MIX DISTRIBUTION (BY I S SUE),
AS OF 12/31/02
Corporate Bonds . . . . . .  90.1%
Domestic Stock . . . . . . .  .2.7%
Foreign Government Bonds . . . 3.1%
U.S. Government Securities . . 1.7%
Cash & Other. . . . . . . . . .2.4%
Total . . . . . . . . . . .  100.0%

ANNUALIZED TOTAL RETURNS AS OF 12/31/02

                                         1         3        5       10      SINCE
                                       YEAR      YEARS    YEARS   YEARS    INCEPT.
Portfolio - IA Shares                  (2.72)%  (3.58)%  (3.86)%  5.56%     6.81%*
Portfolio - IB Shares                  (2.96)   (3.83)   (4.10)   5.32      6.57**
CS First Boston Global High Yield
 Index                                  3.10     1.12     1.44    6.52      8.08**

* Since inception as of January 2, 1987
** Investment operations commenced with respect to Class IB shares on October 2, 1996. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 2002

(Invested ten years ago on December 31, 1992)
LOGO

EQ/High Yield
	 Class A 	 Class B 	 CS First Boston Global High Yield Index
12/31/92	 10,000 	 10,000 	 10,000
12/31/93	 12,315 	 12,287 	 11,891
12/31/94	 11,972 	 11,917 	 11,775
12/31/95	 14,356 	 14,258 	 13,822
12/31/96	 17,641 	 17,510 	 15,539
12/31/97	 20,908 	 20,697 	 17,501
12/31/98	 19,832 	 19,586 	 17,603
12/31/99	 19,159 	 18,877 	 18,180
12/31/00	 17,499 	 17,191 	 17,233
12/31/01	 17,655 	 17,304 	 18,232
12/31/02	 17,174 	 16,792 	 18,807
l
EQ/HIGH YIELD PORTFOLIO
147 basis points by the end of the third quarter, with the 10-year yield plunging to 3.59%, its lowest level in 40 years.

Investors' risk appetites began to revive in the fourth quarter. With positive absolute performance across the entire corporate market, the high yield sector posted returns nearly double those of investment-grade counterparts. Yield spreads narrowed significantly and the Merrill Lynch High Yield Master II Index ended the quarter up 6.92%. The return to normalcy came amid heightened confidence that U.S. and, to a lesser extent, European policymakers would protect the global economy against deflation and geopolitical risks.

In the fourth quarter of 2002, several factors contributed to performance of the portfolio's PIMCO-managed sleeve. An allocation to the telecommunications sector was positive, as this sector was the best performer during the quarter on both the high and low end of the quality spectrum. Also, an allocation to emerging market bonds contributed to performance, as this sector finished a volatile year by outpacing all other fixed income sectors during the quarter. On the other hand, holdings of air transportation providers detracted from performance, as this sector came under significant pressure with the bankruptcy filing of United Airlines.

EQ ADVISORS TRUST
EQ/AGGRESSIVE STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2002

                                              NUMBER OF               VALUE
                                                SHARES              (NOTE 1)
-----------------------------------------------------------------------------------

         COMMON STOCKS:
         CONSUMER DISCRETIONARY (22.4%)
         APPAREL RETAIL (0.1%)
         Abercrombie & Fitch Co.,                              $
          Class A* . . . . . . . . . .           15,300                    313,038
         Gap, Inc. . . . . . . . . . .           20,000                    310,400
         Limited Brands, Inc.. . . . .           29,380                    409,263
         TJX Cos., Inc.. . . . . . . .           33,500                    653,920

                                                                ------------------
                                                                         1,686,621
                                                                ------------------
         AUTO COMPONENTS (0.1%)

         Magna International, Inc.,              23,600                  1,325,140
          Class A. . . . . . . . . . .                          ------------------
         AUTOMOBILES (3.0%)
         Bayerische Motoren Werke (BMW)
          AG . . . . . . . . . . . . .          476,478                 14,475,395
         Harley-Davidson, Inc. . . . .          649,410                 30,002,742
                                                                ------------------
                                                                         44,478,137
                                                                ------------------
         CASINOS & GAMING (0.5%)
         MGM Mirage, Inc.* . . . . . .          212,110                  6,993,267
                                                                ------------------
         DEPARTMENT STORES (2.0%)
         Kohl's Corp.*^. . . . . . . .          480,680                 26,894,046
         May Department Stores Co. . .           71,200                  1,636,176
         Nordstrom, Inc. . . . . . . .           38,700                    734,139
                                                                 ------------------
                                                                        29,264,361
                                                                ------------------
         GENERAL MERCHANDISE STORES (1.9%)
         BJ's Wholesale Club, Inc.*. .           32,830                    600,789
         Dollar Tree Stores, Inc.*^. .           21,320                    523,833
         Family Dollar Stores, Inc.. .          106,730                  3,331,043
         Target Corp.. . . . . . . . .          113,220                  3,396,600
         Wal-Mart Stores, Inc. . . . .          390,904                 19,744,561
                                                                 ------------------
                                                                        27,596,826
                                                                ------------------
         HOME IMPROVEMENT RETAIL (1.0%)
         Home Depot, Inc.. . . . . . .          162,181                  3,885,857
         Lowe's Cos., Inc. . . . . . .          311,270                 11,672,625
                                                                 ------------------
                                                                        15,558,482
                                                                ------------------
         HOTELS (0.9%)
         Carnival Corp.^ . . . . . . .           94,700                  2,362,765
         Four Seasons Hotels, Inc.^. .          238,468                  6,736,721
         Hilton Hotels Corp. . . . . .           59,400                    754,974
         Starwood Hotels & Resorts
          Worldwide, Inc.. . . . . . .          132,890                  3,154,809
                                                                 ------------------
                                                                        13,009,269
                                                                ------------------
         HOUSEHOLD DURABLES (0.8%)
         Cost Plus, Inc.*. . . . . . .            9,400                    269,498
         Ethan Allen Interiors, Inc. .           13,500                    463,995
         Lennar Corp.^ . . . . . . . .          194,530                 10,037,748
         Newell Rubbermaid, Inc. . . .           14,400                    436,752
                                                                 ------------------
                                                                        11,207,993
                                                                ------------------
         LEISURE PRODUCTS (0.1%)
         Mattel, Inc.. . . . . . . . .          120,200                  2,301,830
                                                                ------------------
         MEDIA (7.0%)
         AOL Time Warner, Inc.*. . . .          119,030                  1,559,293
         Blockbuster, Inc., Class A^ .           24,100                    295,225
         Clear Channel
          Communications, Inc.*. . . .          333,082                 12,420,628
         Comcast Corp., Class A* . . .           39,300                    926,301
         Comcast Corp.,
          Special Class A*^. . . . . .          396,380                  8,954,224
         COX Communications, Inc.,
          Class A*^. . . . . . . . . .          247,470                  7,028,148
         E.W. Scripps Co., Class A . .           18,180                  1,398,951
         EchoStar Communications Corp.,
          Class A*^. . . . . . . . . .          220,020                  4,897,645
         Entercom Communications
          Corp.*^. . . . . . . . . . .           36,960                  1,734,163
                                              NUMBER OF               VALUE
                                                SHARES              (NOTE 1)
-----------------------------------------------------------------------------------

         Fox Entertainment Group, Inc.,                        $
          Class A*^. . . . . . . . . .          119,260                  3,092,412
         Gannett Co., Inc. . . . . . .           15,580                  1,118,644
         Hearst-Argyle Television,
          Inc.*. . . . . . . . . . . .           39,770                    958,855
         Hispanic Broadcasting Corp.*^           66,490                  1,366,369
         Lamar Advertising Co.*. . . .           12,860                    432,739
         Lin TV Corp., Class A*^ . . .            3,950                     96,182
         Macrovision Corp.*. . . . . .           18,500                    296,740
         McGraw-Hill Cos., Inc.. . . .           36,220                  2,189,137
         Meredith Corp.. . . . . . . .           18,500                    760,535
         New York Times Co., Class A^.           36,290                  1,659,542
         Scholastic Corp.* . . . . . .           10,500                    377,475
         Tribune Co. . . . . . . . . .           33,340                  1,515,636
         Univision Communications,
          Inc., Class A*^. . . . . . .           29,500                    722,750
         USA Interactive*^ . . . . . .           35,900                    822,828
         Viacom, Inc., Class B*. . . .        1,187,663                 48,409,144
         Westwood One, Inc.*^. . . . .           33,160                  1,238,858
                                                                 ------------------
                                                                       104,272,424
                                                                ------------------
         RESTAURANTS (0.5%)
         Brinker International, Inc.*.          102,640                  3,310,140
         CEC Entertainment, Inc.*. . .           35,900                  1,102,130
         Outback Steakhouse, Inc.* . .           97,050                  3,342,402
         Starbucks Corp.*. . . . . . .           21,390                    435,928
                                                                 ------------------
                                                                         8,190,600
                                                                ------------------
         SPECIALTY STORES (4.5%)
         Bed Bath & Beyond, Inc.*. . .          992,000                 34,253,760
         Linens 'N Things, Inc.*^. . .           18,700                    422,620
         Michaels Stores, Inc.*^ . . .          130,150                  4,073,695
         Office Depot, Inc.* . . . . .           49,500                    730,620
         Petsmart, Inc.* . . . . . . .           55,200                    945,576
         Talbots, Inc. . . . . . . . .           44,900                  1,236,097
         Tiffany & Co.^. . . . . . . .        1,002,948                 23,980,487
         Williams-Sonoma, Inc.*. . . .           20,660                    560,919
                                                                 ------------------
                                                                        66,203,774
                                                                ------------------
         TEXTILES & APPAREL (0.0%)
         Nike, Inc., Class B . . . . .            9,730                    432,693
                                                                ------------------
          TOTAL CONSUMER DISCRETIONARY                                 332,521,417
                                                                ------------------
         CONSUMER STAPLES (4.8%)
         BEVERAGES (0.7%)
         Anheuser-Busch Cos., Inc. . .          110,500                  5,348,200
         Pepsi Bottling Group, Inc.. .           67,300                  1,729,610
         PepsiCo, Inc. . . . . . . . .           94,620                  3,994,856
                                                                 ------------------
                                                                        11,072,666
                                                                ------------------
         DRUG RETAIL (0.5%)
         CVS Corp. . . . . . . . . . .           20,080                    501,398
         Walgreen Co.. . . . . . . . .          245,050                  7,153,009
                                                                 ------------------
                                                                         7,654,407
                                                                ------------------
         FOOD DISTRIBUTORS (0.2%)
         SYSCO Corp. . . . . . . . . .           81,100                  2,415,969
                                                                ------------------
         FOOD PRODUCTS (0.2%)
         Archer-Daniels-Midland Co.. .           17,250                    213,900
         Hershey Foods Corp.^. . . . .           15,600                  1,052,064
         Kellogg Co. . . . . . . . . .           25,630                    878,340
         Philip Morris Cos., Inc.. . .            9,440                    382,603
                                                                 ------------------
                                                                         2,526,907
                                                                ------------------
         HOUSEHOLD PRODUCTS (1.8%)
         Colgate-Palmolive Co. . . . .          110,422                  5,789,426
         Kimberly-Clark Corp.. . . . .            9,730                    461,883
         Procter & Gamble Co.^ . . . .          245,230                 21,075,066
                                                                 ------------------
                                                                        27,326,375
                                                                ------------------
         PERSONAL PRODUCTS (1.4%)
         Avon Products, Inc. . . . . .          307,270                 16,552,635
         Estee Lauder Cos., Inc., Class
          A^ . . . . . . . . . . . . .           89,000                  2,349,600



EQ ADVISORS TRUST
EQ/AGGRESSIVE STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002

                                               NUMBER OF               VALUE
                                                SHARES              (NOTE 1)
-----------------------------------------------------------------------------------

                                                               $
         Gillette Co.. . . . . . . . .           36,510                  1,108,444
                                                                 ------------------
                                                                        20,010,679
                                                                ------------------
          TOTAL CONSUMER STAPLES . . .                                  71,007,003
                                                                ------------------
         ENERGY (2.0%)
         INTEGRATED OIL & GAS (0.1%)
         EnCana Corp.^ . . . . . . . .           33,840                  1,052,424
                                                                ------------------
         OIL & GAS DRILLING (1.1%)
         Nabors Industries, Ltd.*^ . .          450,000                 15,871,500
         Noble Corp.*. . . . . . . . .            7,400                    260,110
                                                                 ------------------
                                                                        16,131,610
                                                                ------------------
         OIL & GAS EQUIPMENT & SERVICES (0.4%)
         Baker Hughes, Inc.. . . . . .           88,250                  2,840,767
         BJ Services Co.*^ . . . . . .           83,070                  2,683,992
         Cooper Cameron Corp.*^. . . .           18,840                    938,609
                                                                ------------------
                                                                         6,463,368
                                                                ------------------
         OIL & GAS EXPLORATION & PRODUCTION (0.4%)
         Apache Corp.. . . . . . . . .           56,650                  3,228,484
         Kerr-McGee Corp.. . . . . . .           53,600                  2,374,480
                                                                ------------------
                                                                         5,602,964
                                                                ------------------
          TOTAL ENERGY . . . . . . . .                                  29,250,366
                                                                ------------------
         FINANCIALS (15.5%)
         BANKS (1.1%)
         Bank One Corp.. . . . . . . .          230,600                  8,428,430
         First Tennessee National Corp.          17,600                    632,544
         Investors Financial Services
          Corp.^ . . . . . . . . . . .           35,100                    961,389
         KeyCorp.. . . . . . . . . . .           76,000                  1,910,640
         Mellon Financial Corp.. . . .           43,770                  1,142,835
         National Commerce
          Financial Corp.. . . . . . .           16,400                    391,140
         New York Community
          Bancorp, Inc.^ . . . . . . .           42,400                  1,224,512
         TCF Financial Corp. . . . . .           19,200                    838,848
                                                                 ------------------
                                                                        15,530,338
                                                                ------------------
         DIVERSIFIED FINANCIALS (11.0%)
         American Express Co.. . . . .           32,570                  1,151,349
         Capital One Financial Corp.^.          400,000                 11,888,000
         Citigroup, Inc. . . . . . . .          714,194                 25,132,487
         Fannie Mae. . . . . . . . . .          171,164                 11,010,980
         Freddie Mac . . . . . . . . .          114,720                  6,774,216
         Gallagher (Arthur J.) & Co.^.           46,700                  1,372,046
         Goldman Sachs Group, Inc. . .          351,178                 23,915,222
         J.P. Morgan Chase & Co. . . .          269,598                  6,470,352
         Lehman Brothers Holdings, Inc.         209,554                 11,167,132
         MBNA Corp.. . . . . . . . . .          428,500                  8,150,070
         Merrill Lynch & Co., Inc.^. .          129,166                  4,901,850
         Morgan Stanley. . . . . . . .          197,790                  7,895,777
         SLM Corp. . . . . . . . . . .          420,308                 43,653,189
                                                                 ------------------
                                                                       163,482,670
                                                                ------------------
         INSURANCE (3.3%)
         Ace Ltd.. . . . . . . . . . .          132,210                  3,879,041
         American International
          Group, Inc.. . . . . . . . .          216,940                 12,549,979
         Hartford Financial Services
          Group, Inc.. . . . . . . . .            9,970                    452,937
         Metlife, Inc. . . . . . . . .           31,885                    862,170
         PMI Group, Inc.^. . . . . . .           64,800                  1,946,592
         Radian Group, Inc.. . . . . .          600,000                 22,290,000
         Safeco Corp.. . . . . . . . .           19,170                    664,624
         Travelers Property Casualty
          Corp., Class A*^ . . . . . .          141,512                  2,073,151
         Travelers Property Casualty
          Corp., Class B*. . . . . . .            2,447                     35,849
         Willis Group Holdings Ltd.*^.           15,660                    448,972
         XL Capital Ltd., Class A. . .           55,800                  4,310,550
                                                                 ------------------
                                                                        49,513,865
                                                                ------------------
                                               NUMBER OF               VALUE
                                                SHARES              (NOTE 1)
-----------------------------------------------------------------------------------

         INVESTMENT COMPANIES (0.1%)

                                                               $
         Software Holders Trust^ . . .           35,100                    947,349
                                                                ------------------
          TOTAL FINANCIALS . . . . . .                                 229,474,222
                                                                ------------------
         HEALTH CARE (21.5%)
         BIOTECHNOLOGY (2.8%)
         Amgen, Inc.*. . . . . . . . .          602,596                 29,129,491
         Celgene Corp.*^ . . . . . . .           22,500                    483,075
         Genzyme Corp. -
          General Division*^ . . . . .           82,260                  2,432,428
         Gilead Sciences, Inc.*. . . .           57,900                  1,968,600
         Human Genome Sciences, Inc.*.          207,300                  1,826,313
         IDEC Pharmaceuticals Corp.*^.          117,540                  3,898,802
         Invitrogen Corp.*^. . . . . .           33,300                  1,041,957
                                                                 ------------------
                                                                        40,780,666
                                                                ------------------
         HEALTH CARE EQUIPMENT & SERVICES (9.9%)
         AmerisourceBergen Corp.^. . .           13,200                    716,892
         Applied Biosystems Group -
          Applera Corp.. . . . . . . .           16,730                    293,444
         Becton, Dickinson & Co. . . .           19,000                    583,110
         Boston Scientific Corp.*. . .          167,800                  7,134,856
         Cardinal Health, Inc. . . . .          191,290                 11,322,455
         Caremark Rx, Inc.*. . . . . .          237,500                  3,859,375
         Cytyc Corp.*^ . . . . . . . .          179,170                  1,827,534
         DENTSPLY International, Inc.^           34,800                  1,294,560
         Express Scripts, Inc., Class
          A*^. . . . . . . . . . . . .           70,020                  3,363,761
         First Health Group Corp.*^. .           67,700                  1,648,495
         Guidant Corp.*. . . . . . . .           54,400                  1,678,240
         HCA, Inc.^. . . . . . . . . .          217,080                  9,008,820
         Health Management Associates,
          Inc., Class A*^. . . . . . .          561,150                 10,044,585
         Laboratory Corp. of
          America Holdings*. . . . . .           43,540                  1,011,870
         LifePoint Hospitals, Inc.*. .           18,100                    541,751
         Lincare Holdings, Inc.*^. . .           80,780                  2,554,263
         Medtronic, Inc. . . . . . . .          194,950                  8,889,720
         Millipore Corp.^. . . . . . .           43,700                  1,485,800
         Quest Diagnostics, Inc.*^ . .          355,762                 20,242,858
         St. Jude Medical, Inc.* . . .          458,300                 18,203,676
         Stryker Corp.*. . . . . . . .           16,100                  1,080,632
         Tenet Healthcare Corp.* . . .            1,750                     28,700
         United Health Group, Inc. . .          323,134                 26,981,689
         Varian Medical Systems, Inc.*           30,490                  1,512,304
         Wellpoint Health Networks,
          Inc.*. . . . . . . . . . . .          161,840                 11,516,534
                                                                 ------------------
                                                                       146,825,924
                                                                ------------------
         PHARMACEUTICALS (8.8%)
         Abbott Laboratories . . . . .           18,330                    733,200
         Aventis S.A.. . . . . . . . .           21,630                  1,175,778
         Biogen, Inc.*^. . . . . . . .           30,200                  1,209,812
         Biovail Corp.*^ . . . . . . .           23,200                    612,712
         Eli Lilly & Co. . . . . . . .           61,420                  3,900,170
         Forest Laboratories, Inc.*. .          139,500                 13,701,690
         Johnson & Johnson . . . . . .          541,020                 29,058,184
         MedImmune, Inc.*. . . . . . .          100,450                  2,729,227
         Mylan Laboratories, Inc.. . .           53,080                  1,852,492
         Novartis AG (Registered). . .           13,100                    477,974
         Pfizer, Inc.^ . . . . . . . .        1,753,640                 53,608,775
         Shire Pharmaceuticals Group
          plc (ADR)*^. . . . . . . . .           70,100                  1,324,189
         Teva Pharmaceutical Industries
          Ltd. (ADR)^. . . . . . . . .          529,140                 20,430,095
                                                                 ------------------
                                                                       130,814,298
                                                                ------------------
          TOTAL HEALTH CARE  . . . . .                                 318,420,888
                                                                ------------------
         INDUSTRIALS (5.5%)
         AEROSPACE & DEFENSE (0.7%)
         Alliant Techsystems, Inc.*. .           12,200                    760,670

44


EQ ADVISORS TRUST
EQ/AGGRESSIVE STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002

                                              NUMBER OF               VALUE
                                                SHARES              (NOTE 1)
-----------------------------------------------------------------------------------

                                                               $
         General Dynamics Corp.. . . .           76,810                  6,096,410
         Northrop Grumman Corp.. . . .           24,360                  2,362,920
         United Technologies Corp. . .           30,100                  1,864,394
                                                                ------------------
                                                                        11,084,394
                                                                ------------------
         AIR FREIGHT & COURIERS (0.8%)
         FedEx Corp. . . . . . . . . .          169,130                  9,170,228
         United Parcel Service, Inc.,
          Class B. . . . . . . . . . .           31,270                  1,972,512
                                                                ------------------
                                                                        11,142,740
                                                                ------------------
         AIRLINES (0.1%)
         Southwest Airlines Co.. . . .          102,300                  1,421,970
                                                                ------------------
         BUILDING PRODUCTS (0.2%)
         American Standard Cos., Inc.*           33,700                  2,397,418
                                                                ------------------
         COMMERCIAL SERVICES & SUPPLIES (2.7%)
         Apollo Group, Inc., Class A*.          273,050                 12,014,200
         ARAMARK Corp., Class B* . . .           84,220                  1,979,170
         Automatic Data Processing,
          Inc. . . . . . . . . . . . .           18,080                    709,640
         Cendant Corp.*. . . . . . . .          399,400                  4,185,712
         Expeditors International of
          Washington, Inc. . . . . . .           18,100                    590,965
         First Data Corp.. . . . . . .           93,650                  3,316,147
         IMS Health, Inc.. . . . . . .           42,600                    681,600
         Iron Mountain, Inc.*^ . . . .           31,440                  1,037,834
         Manpower, Inc.^ . . . . . . .           21,390                    682,341
         Paychex, Inc.^. . . . . . . .           50,000                  1,395,000
         Robert Half International,
          Inc.*. . . . . . . . . . . .           30,570                    492,483
         Viad Corp.. . . . . . . . . .          124,000                  2,771,400
         Weight Watchers
          International, Inc.*^. . . .          204,590                  9,405,002
                                                                ------------------
                                                                        39,261,494
                                                                ------------------
         ELECTRICAL EQUIPMENT (0.1%)
         Rockwell Automation, Inc... .           40,500                    838,755
                                                                ------------------
         INDUSTRIAL CONGLOMERATES (0.2%)
         3M Co.. . . . . . . . . . . .           10,100                  1,245,330
         General Electric Co.. . . . .           66,910                  1,629,259
         Tyco International Ltd. . . .            2,500                     42,700
                                                                ------------------
                                                                         2,917,289
                                                                ------------------
         MACHINERY (0.6%)
         Danaher Corp.^. . . . . . . .          125,460                  8,242,722
         ITT Industries, Inc.. . . . .           13,600                    825,384
                                                                ------------------
                                                                         9,068,106
                                                                ------------------
         RAILROADS (0.1%)
         Union Pacific Corp. . . . . .           35,700                  2,137,359
                                                                ------------------
         TRUCKING (0.0%)

         Swift Transportation Co.,               18,300                    366,329
          Inc.*^ . . . . . . . . . . .                          ------------------
          TOTAL INDUSTRIALS  . . . . .                                  80,635,854
                                                                ------------------
         INFORMATION TECHNOLOGY (22.9%)
         APPLICATION SOFTWARE (1.6%)
         BEA Systems, Inc.*^ . . . . .          157,760                  1,809,507
         Cadence Design Systems, Inc.*          131,240                  1,547,320
         Electronic Arts, Inc.*. . . .          153,038                  7,616,701
         Intuit, Inc.* . . . . . . . .           26,300                  1,233,996
         Mercury Interactive Corp.*. .           38,400                  1,138,560
         PeopleSoft, Inc.* . . . . . .          548,565                 10,038,740
         Siebel Systems, Inc.* . . . .           47,600                    356,048
                                                                ------------------
                                                                        23,740,872
                                                                ------------------
         COMPUTER HARDWARE (1.9%)
         CDW Computer Centers, Inc.*^.            6,000                    263,100
         Dell Computer Corp.*. . . . .          911,786                 24,381,158
         Hewlett-Packard Co. . . . . .           97,400                  1,690,864
         International Business
          Machines Corp. . . . . . . .           16,920                  1,311,300
                                                                ------------------
                                                                        27,646,422
                                                                ------------------
                                              NUMBER OF               VALUE
                                                SHARES               NOTE 1)
-----------------------------------------------------------------------------------

         COMPUTER STORAGE & PERIPHERALS (0.1%)

                                                               $
         Lexmark International, Inc.*.           23,550                  1,424,775
                                                                ------------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS (2.8%)
         Flextronics International
          Ltd.*. . . . . . . . . . . .          587,810                  4,814,164
         Lockheed Martin Corp. . . . .          594,764                 34,347,621
         RF Micro Devices, Inc.* . . .           34,200                    250,686
         Sanmina-SCI Corp.*^ . . . . .          239,900                  1,077,151
         Tandberg ASA* . . . . . . . .            7,800                     45,036
         Waters Corp.*^. . . . . . . .           60,200                  1,311,156
                                                                 ------------------
                                                                        41,845,814
                                                                ------------------
         INTERNET SOFTWARE & SERVICES (0.3%)
         Check Point Software
          Technologies Ltd.*^. . . . .           46,500                    603,105
         eBay, Inc.*^. . . . . . . . .           26,100                  1,770,102
         Expedia, Inc., Class A*^. . .           11,300                    756,311
         Yahoo!, Inc.* . . . . . . . .           91,300                  1,492,755
                                                                 ------------------
                                                                         4,622,273
                                                                ------------------
         IT CONSULTING & SERVICES (2.2%)
         Accenture Ltd., Class A*^ . .          102,390                  1,841,996
         Affiliated Computer Services,
          Inc., Class A*^. . . . . . .          235,580                 12,403,287
         ChoicePoint, Inc.*^ . . . . .           27,700                  1,093,873
         Concord EFS, Inc.*. . . . . .           63,110                    993,351
         DST Systems, Inc.*. . . . . .           55,500                  1,973,025
         Fiserv, Inc.* . . . . . . . .          167,770                  5,695,792
         Sungard Data Systems, Inc.* .          192,690                  4,539,776
         The BISYS Group, Inc.*. . . .          287,080                  4,564,572
                                                                 ------------------
                                                                        33,105,672
                                                                ------------------
         NETWORKING EQUIPMENT (2.9%)
         Cisco Systems, Inc.*. . . . .        3,197,606                 41,888,639
         Juniper Networks, Inc.*^. . .          213,400                  1,451,120
                                                                 ------------------
                                                                        43,339,759
                                                                ------------------
         SEMICONDUCTOR EQUIPMENT (2.0%)
         Applied Materials, Inc.*^ . .        1,607,000                 20,939,210
         ASML Holding N.V.
          (New York Shares)* . . . . .           29,000                    242,440
         KLA-Tencor Corp.* . . . . . .            8,900                    314,793
         Marvell Technology Group
          Ltd.*^ . . . . . . . . . . .          142,900                  2,695,094
         Microchip Technology, Inc.* .           89,800                  2,195,610
         Novellus Systems, Inc.*^. . .           84,276                  2,366,470
                                                                 ------------------
                                                                        28,753,617
                                                                ------------------
         SEMICONDUCTORS (3.1%)
         Advanced Micro Devices, Inc.*^          86,000                    555,560
         Altera Corp.*^. . . . . . . .          258,680                  3,189,525
         Analog Devices, Inc.* . . . .          216,690                  5,172,390
         Intel Corp. . . . . . . . . .          189,900                  2,956,743
         Linear Technology Corp. . . .           91,150                  2,344,378
         Maxim Integrated Products,
          Inc.*. . . . . . . . . . . .          230,490                  7,615,390
         Micron Technology, Inc.*. . .           74,700                    727,578
         QLogic Corp.*^. . . . . . . .           18,330                    632,568
         STMicroelectronics N.V.
          (New York Shares)^ . . . . .           64,720                  1,262,687
         Taiwan Semiconductor
          Manufacturing Co., Ltd.
          (ADR)*^. . . . . . . . . . .          111,103                    783,276
         Texas Instruments, Inc. . . .          208,640                  3,131,686
         Xilinx, Inc.* . . . . . . . .          840,000                 17,304,000
                                                                 ------------------
                                                                        45,675,781
                                                                ------------------
         SYSTEMS SOFTWARE (3.5%)
         Microsoft Corp.*. . . . . . .          625,032                 32,314,155
         Network Associates, Inc.*^. .           62,470                  1,005,142
         Oracle Corp.* . . . . . . . .          522,699                  5,645,149
         SAP AG (ADR)^ . . . . . . . .           87,200                  1,700,400
         VERITAS Software Corp.* . . .          695,620                 10,865,584
                                                                 ------------------
                                                                        51,530,430
                                                                ------------------
                                        45

EQ ADVISORS TRUST
EQ/AGGRESSIVE STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2002


                                             NUMBER OF               VALUE
                                                SHARES              (NOTE 1)
-----------------------------------------------------------------------------------

         TELECOMMUNICATIONS EQUIPMENT (2.5%)
         Advanced Fibre Communications,                        $
          Inc.*^ . . . . . . . . . . .           47,420                    790,966
         American Tower Corp.,
          Class A*^. . . . . . . . . .          107,980                    381,169
         Nokia OYJ  (ADR)^ . . . . . .        1,502,576                 23,289,928
         QUALCOMM, Inc.* . . . . . . .          332,278                 12,091,596
                                                                 ------------------
                                                                        36,553,659
                                                                ------------------
          TOTAL INFORMATION TECHNOLOGY                                 338,239,074
                                                                ------------------
         MATERIALS (2.4%)
         CHEMICALS (2.1%)
         Millennium Pharmaceuticals,
          Inc.*. . . . . . . . . . . .        1,555,000                 12,346,700
         Praxair, Inc. . . . . . . . .          323,850                 18,708,815
                                                                 ------------------
                                                                        31,055,515
                                                                ------------------
         CONTAINERS & PACKAGING (0.1%)
         Smurfit-Stone Container Corp.*          84,200                  1,295,922
                                                                ------------------
         PAPER & FOREST PRODUCTS (0.2%)
         International Paper Co. . . .           90,660                  3,170,380
                                                                ------------------
          TOTAL MATERIALS  . . . . . .                                  35,521,817
                                                                ------------------
         TELECOMMUNICATION SERVICES (0.7%)
         WIRELESS TELECOMMUNICATION SERVICES (0.7%)
         Crown Castle International
          Corp.*^. . . . . . . . . . .          513,500                  1,925,625
         Nextel Communications, Inc.,
          Class A*^. . . . . . . . . .          713,798                  8,244,367
         Vodafone Group plc (ADR)^ . .           49,559                    898,009

                                                                ------------------

          TOTAL TELECOMMUNICATION                                       11,068,001
           SERVICES  . . . . . . . . .                          ------------------
         UTILITIES (0.0%)
         MULTI - UTILITIES (0.0%)
         Dynegy Holdings, Inc., Class A          24,800                     29,264
                                                                ------------------
         TOTAL COMMON STOCKS (97.7%)
          (Cost $1,591,113,101). . . .                               1,446,167,906
                                                                ------------------
         PREFERRED STOCK:
         CONSUMER DISCRETIONARY (0.4%)
         AUTOMOBILES (0.4%)
         Porsche AG
          (Cost $4,538,066)  . . . . .           12,759                  5,302,135
                                                                ------------------
                                              PRINCIPAL               VALUE
                                                AMOUNT              (NOTE 1)
-----------------------------------------------------------------------------------

         SHORT-TERM DEBT SECURITIES:
         TIME DEPOSIT (1.5%)
         J.P. Morgan Chase Nassau,
                                              $                $
          0.73%,  1/2/03 . . . . . . .                                  22,297,046
                                                                ------------------
         U.S. GOVERNMENT AGENCY (0.4%)
         Federal Home Loan Mortgage Corp.
          (Discount Note), 1/2/03. . .        6,300,000                  6,299,737
                                                                ------------------
         TOTAL SHORT-TERM DEBT
          SECURITIES (1.9%)
          (Amortized Cost $28,596,783)                                  28,596,783
                                                                ------------------
         TOTAL INVESTMENTS (100.0%)
          (Cost/Amortized Cost
           $1,624,247,950) . . . . . .                               1,480,066,824

         OTHER ASSETS LESS LIABILITIES                                     465,772
          (0.0%) . . . . . . . . . . .                          ------------------
         NET ASSETS (100%) . . . . . .                          $    1,480,532,596
                                                                ==================

 Distribution of Investments by Global Region
As a Percentage of Total Investments

Bermuda . . . . . . . . . .  . . . 0.5%
Canada . . . . . . . . . . . . 0.6
Finland . . . . . . . . . .  . . 1.6
France . . . . . . . . . . . . . . 0.2
Germany. . . . . . . . . .. . 1.5
Israel . . . . . . . . . .. . . 1.4
Switzerland. . . . . . .. . 0.1
Taiwan. . . . . . . . . . . . 0.1
United Kingdom . . . . . . . . 0.6
United States** . . . . .  . . 93.4
100.0%
* Non-income producing.
^ All, or a portion, of security out on loan (Note 1).
** Includes short-term debt securities of 1.9%.
Glossary:
ADR - American Depositary Receipt

Investment security transactions for the year ended
December 31, 2002 were as follows:
Cost of Purchases:
Stocks and long-term corporate debt securities . .  . $ 2,079,904,846
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities .  . . . 2,328,545,275


As of December 31, 2002, the gross unrealized appreciation
(depreciation) of investments based
on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation. . . . . . $ 47,093,244
Aggregate gross unrealized depreciation. . . . . . (284,278,275)
                                                 ------------------
Net unrealized depreciation . . . . . . . . .  . . $ (237,185,031)
                                                 ==================
Federal income tax cost of investments . . . . . $ 1,717,251,855
                                                ==================
At December 31, 2002, the Portfolio had loaned securities with a total value $165,532,420 which was secured by collateral of $169,046,650.

For the year ended December 31, 2002, the Portfolio incurred approximately $315 as brokerage commissions with Bank of America
Corp. and $45,549 with Bernstein (Sanford C.) & Co., affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $1,284,586,349 of which $767,346,762 expires in the year 2009 and $517,239,587 expires in the year 2010.

See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/ALLIANCE COMMON STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2002

                                                NUMBER OF             VALUE
                                                  SHARES            (NOTE 1)
---------------------------------------------------------------------------------

         COMMON STOCKS:
         CONSUMER DISCRETIONARY (12.6%)
         APPAREL RETAIL (0.0%)

                                                                 $
         TJX Cos., Inc.. . . . . . . . .            43,900               856,928
                                                                  --------------
         AUTO COMPONENTS (1.6%)
         Cooper Tire & Rubber Co.. . . .           599,000             9,188,660
         Dana Corp.. . . . . . . . . . .           819,900             9,642,024
         Goodyear Tire & Rubber Co.. . .           753,800             5,133,378
         Johnson Controls, Inc.^ . . . .           473,600            37,968,512
         Lear Corp.* . . . . . . . . . .           414,625            13,798,720
         Magna International, Inc.,
          Class A. . . . . . . . . . . .           272,400            15,295,260
         Snap-On, Inc. . . . . . . . . .           411,500            11,567,265
                                                                  --------------
                                                                     102,593,819
                                                                  --------------
         AUTOMOBILES (1.2%)
         Ford Motor Co.. . . . . . . . .           133,200             1,238,760
         General Motors Corp.^ . . . . .           837,200            30,859,192
         Harley-Davidson, Inc. . . . . .           754,300            34,848,660
         PACCAR, Inc.. . . . . . . . . .           244,100            11,260,333
                                                                  --------------
                                                                      78,206,945
                                                                  --------------
         CASINOS & GAMING (1.1%)
         MGM Mirage, Inc.* . . . . . . .         1,015,690            33,487,299
         Wynn Resorts Ltd. . . . . . . .         2,940,610            38,551,397
                                                                  --------------
                                                                      72,038,696
                                                                 --------------
         DEPARTMENT STORES (0.8%)
         Federated Department
          Stores, Inc.*. . . . . . . . .           601,200            17,290,512
         May Department Stores Co. . . .           701,400            16,118,172
         Sears, Roebuck & Co.. . . . . .           854,900            20,474,855
                                                                  --------------
                                                                      53,883,539
                                                                  --------------
         GENERAL MERCHANDISE STORES (0.5%)
         Wal-Mart Stores, Inc. . . . . .           660,150            33,344,177
                                                                  --------------
         HOUSEHOLD DURABLES (2.8%)
         Centex Corp.. . . . . . . . . .           401,600            20,160,320
         D.R. Horton, Inc.^. . . . . . .         3,434,820            59,594,127
         KB Home . . . . . . . . . . . .           365,300            15,653,105
         Leggett & Platt, Inc. . . . . .           669,000            15,012,360
         Maytag Corp.. . . . . . . . . .           125,600             3,579,600
         Newell Rubbermaid, Inc. . . . .         1,082,477            32,831,527
         Pulte Homes, Inc. . . . . . . .           400,000            19,148,000
         Whirlpool Corp. . . . . . . . .           313,600            16,376,192
                                                                  --------------
                                                                     182,355,231
                                                                  --------------
         INTERNET RETAIL (1.0%)
         Amazon.com, Inc.*^. . . . . . .         3,397,660            64,181,797
                                                                  --------------
         MEDIA (1.6%)
         AOL Time Warner, Inc.*. . . . .           500,000             6,550,000
         Comcast Corp., Class A* . . . .           569,780            13,429,715
         Liberty Media Corp., Class A* .           375,000             3,352,500
         TMP Worldwide, Inc.*^ . . . . .           825,100             9,331,881
         Viacom, Inc., Class B*. . . . .         1,529,750            62,352,610
         Walt Disney Co. . . . . . . . .           524,100             8,548,071
                                                                  --------------
                                                                     103,564,777
                                                                  --------------
         RESTAURANTS (0.1%)
         McDonald's Corp.. . . . . . . .           248,000             3,987,840
         Wendy's International, Inc. . .            24,700               668,629
                                                                   --------------
                                                                       4,656,469
                                                                  --------------
         SPECIALTY STORES (1.4%)
         AutoNation, Inc.* . . . . . . .         1,683,600            21,146,016
         Office Depot, Inc.* . . . . . .         1,461,900            21,577,644
         Tiffany & Co. . . . . . . . . .         2,050,650            49,031,042
                                                                   --------------
                                                                      91,754,702
                                                                  --------------
         TEXTILES & APPAREL (0.5%)
         Liz Claiborne, Inc. . . . . . .           684,900            20,307,285
         V.F. Corp.. . . . . . . . . . .           361,900            13,046,495
                                                                   --------------
                                                                      33,353,780
                                                                  --------------
          TOTAL CONSUMER DISCRETIONARY .                             820,790,860
                                                                  --------------
                                                NUMBER OF             VALUE
                                                  SHARES            (NOTE 1)
---------------------------------------------------------------------------------

         CONSUMER STAPLES (3.5%)
         FOOD DISTRIBUTORS (0.1%)

                                                                 $
         SUPERVALU, Inc. . . . . . . . .           200,000             3,302,000
                                                                  --------------
         FOOD PRODUCTS (2.3%)
         ConAgra Foods, Inc. . . . . . .           494,600            12,369,946
         Del Monte Foods Co.*. . . . . .           100,932               777,173
         H.J. Heinz Co.. . . . . . . . .           226,000             7,428,620
         Hormel Foods Corp.. . . . . . .            74,600             1,740,418
         Kraft Foods, Inc., Class A. . .           860,950            33,516,784
         Philip Morris Cos., Inc.. . . .         1,400,000            56,742,000
         Sara Lee Corp.. . . . . . . . .           916,200            20,623,662
         Tyson Foods, Inc., Class A^ . .         1,486,700            16,680,774
                                                                   --------------
                                                                     149,879,377
                                                                  --------------
         FOOD RETAIL (0.3%)
         Albertson's, Inc.^. . . . . . .           104,400             2,323,944
         Safeway, Inc.*. . . . . . . . .           736,600            17,206,976
                                                                   --------------
                                                                      19,530,920
                                                                  --------------
         HOUSEHOLD PRODUCTS (0.3%)
         Procter & Gamble Co.. . . . . .           225,900            19,413,846
                                                                  --------------
         PERSONAL PRODUCTS (0.5%)
         Avon Products, Inc.^. . . . . .           620,970            33,451,654
                                                                  --------------
          TOTAL CONSUMER STAPLES . . . .                             225,577,797
                                                                  --------------
         ENERGY (6.6%)
         INTEGRATED OIL & GAS (5.1%)
         ChevronTexaco Corp. . . . . . .         1,072,300            71,286,504
         ConocoPhillips. . . . . . . . .           861,199            41,673,420
         Exxon Mobil Corp. . . . . . . .         4,946,000           172,813,240
         Marathon Oil Co.. . . . . . . .           939,900            20,010,471
         Occidental Petroleum Corp.. . .           843,300            23,991,885
         Reliant Resources, Inc.*. . . .           285,900               914,880
                                                                   --------------
                                                                     330,690,400
                                                                  --------------
         OIL & GAS EQUIPMENT & SERVICES (0.5%)
         Baker Hughes, Inc.. . . . . . .         1,014,270            32,649,351
                                                                  --------------
         OIL & GAS EXPLORATION & PRODUCTION (0.7%)
         Kerr-McGee Corp.^ . . . . . . .         1,004,830            44,513,969
                                                                  --------------
         OIL & GAS REFINING & MARKETING (0.3%)
         Valero Energy Corp. . . . . . .           600,025            22,164,923
                                                                  --------------
          TOTAL ENERGY . . . . . . . . .                             430,018,643
                                                                  --------------
         FINANCIALS (21.5%)
         BANKS (8.3%)
         Amsouth Bancorp.. . . . . . . .           614,000            11,788,800
         Bank of America Corp. . . . . .         1,635,000           113,746,950
         Bank One Corp.. . . . . . . . .         1,580,000            57,749,000
         Comerica, Inc.. . . . . . . . .           504,000            21,792,960
         FleetBoston Financial Corp. . .         1,582,750            38,460,825
         Golden West Financial Corp. . .           334,800            24,041,988
         Huntington Bancshares, Inc. . .           619,400            11,588,974
         KeyCorp.. . . . . . . . . . . .           962,100            24,187,194
         National City Corp. . . . . . .           990,600            27,063,192
         Regions Financial Corp. . . . .           654,900            21,847,464
         SunTrust Banks, Inc.. . . . . .           211,900            12,061,348
         U.S. Bancorp. . . . . . . . . .         1,420,025            30,132,930
         Wachovia Corp.^ . . . . . . . .         1,562,700            56,944,788
         Washington Mutual, Inc. . . . .         1,275,600            44,046,468
         Wells Fargo & Co. . . . . . . .           928,000            43,495,360
                                                                   --------------
                                                                     538,948,241
                                                                  --------------
         DIVERSIFIED FINANCIALS (6.8%)
         Bear Stearns Co., Inc.^ . . . .           258,000            15,325,200
         Citigroup, Inc. . . . . . . . .         4,398,220           154,773,362
         Countrywide Credit Industries,
          Inc. . . . . . . . . . . . . .            91,200             4,710,480

47


EQ ADVISORS TRUST
EQ/ALLIANCE COMMON STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002

                                               NUMBER OF             VALUE
                                                  SHARES             (NOTE 1)
---------------------------------------------------------------------------------

         Fannie Mae. . . . . . . . . . .           450,000          $ 28,948,500
         Freddie Mac . . . . . . . . . .           149,800             8,845,690
         Goldman Sachs Group, Inc. . . .           240,600            16,384,860
         Household International, Inc. .         1,271,100            35,349,291
         J.P. Morgan Chase & Co. . . . .         1,700,000            40,800,000
         Lehman Brothers Holdings, Inc..           414,300            22,078,047
         Merrill Lynch & Co., Inc. . . .           169,400             6,428,730
         Morgan Stanley. . . . . . . . .         1,310,830            52,328,334
         SLM Corp. . . . . . . . . . . .           516,320            53,624,995
                                                                   --------------
                                                                     439,597,489
                                                                  --------------
         INSURANCE (6.4%)
         AFLAC, Inc. . . . . . . . . . .         1,997,017            60,150,152
         Allstate Corp.. . . . . . . . .           979,600            36,235,404
         American International
          Group, Inc.. . . . . . . . . .           713,206            41,258,967
         Aon Corp. . . . . . . . . . . .           782,800            14,787,092
         Chubb Corp. . . . . . . . . . .           400,600            20,911,320
         Jefferson-Pilot Corp. . . . . .           500,200            19,062,622
         John Hancock Financial Services           794,600            22,169,340
         MBIA, Inc.^ . . . . . . . . . .           153,100             6,714,966
         Metlife, Inc. . . . . . . . . .           903,400            24,427,936
         MGIC Investment Corp. . . . . .           341,500            14,103,950
         St. Paul Cos., Inc. . . . . . .           693,200            23,603,460
         Travelers Property Casualty
          Corp., Class A*^ . . . . . . .         4,156,636            60,894,717
         Travelers Property Casualty
          Corp., Class B*. . . . . . . .           308,904             4,525,444
         W.R. Berkley Corp.^ . . . . . .           465,900            18,454,299
         XL Capital Ltd., Class A^ . . .           639,790            49,423,778
                                                                   --------------
                                                                     416,723,447
                                                                  --------------
         REAL ESTATE (0.0%)

         Equity Office Properties                        1                    25
          Trust (REIT)^. . . . . . . . .                          --------------
          TOTAL FINANCIALS . . . . . . .                           1,395,269,202
                                                                  --------------
         HEALTH CARE (12.2%)
         BIOTECHNOLOGY (2.5%)
         Affymetrix, Inc.*^. . . . . . .         2,655,680            60,788,515
         Amgen, Inc.*. . . . . . . . . .         1,150,260            55,603,569
         Genentech, Inc.*. . . . . . . .         1,431,690            47,474,840
                                                                   --------------
                                                                     163,866,924
                                                                  --------------
         HEALTH CARE EQUIPMENT & SERVICES (5.4%)
         Aetna, Inc. . . . . . . . . . .           528,800            21,744,256
         Applied Biosystems Group -
          Applera Corp.^ . . . . . . . .         4,590,210            80,512,284
         Boston Scientific Corp.*. . . .           887,020            37,716,090
         CIGNA Corp. . . . . . . . . . .           513,200            21,102,784
         Health Net, Inc.* . . . . . . .           672,800            17,761,920
         Humana, Inc.* . . . . . . . . .         1,159,200            11,592,000
         Medtronic, Inc. . . . . . . . .         1,236,200            56,370,720
         Oxford Health Plans,  Inc.* . .           467,100            17,025,795
         Stericycle, Inc.*^. . . . . . .         1,546,540            50,075,419
         Stryker Corp.*. . . . . . . . .           519,560            34,872,867
                                                                   --------------
                                                                     348,774,135
                                                                  --------------
         PHARMACEUTICALS (4.3%)
         Bristol-Myers Squibb Co.. . . .           373,500             8,646,525
         Forest Laboratories, Inc.*. . .           454,500            44,640,990
         GlaxoSmithKline plc (ADR) . . .           363,500            13,616,710
         Johnson & Johnson . . . . . . .           758,250            40,725,607
         MedImmune, Inc.*. . . . . . . .           679,440            18,460,385
         Merck & Co., Inc. . . . . . . .           731,600            41,415,876
         Pfizer, Inc.. . . . . . . . . .         1,703,030            52,061,627
         Schering-Plough Corp.^. . . . .           565,600            12,556,320
         Trimeris, Inc.*^. . . . . . . .           873,120            37,622,741
         Wyeth . . . . . . . . . . . . .           250,000             9,350,000
                                                                   --------------
                                                                     279,096,781
                                                                  --------------
          TOTAL HEALTH CARE  . . . . . .                             791,737,840
                                                                  --------------
                                                NUMBER OF             VALUE
                                                  SHARES            (NOTE 1)
---------------------------------------------------------------------------------

         INDUSTRIALS (7.4%)
         AEROSPACE & DEFENSE (1.6%)

         Alliant Techsystems, Inc.*^ . .           664,950         $  41,459,632
         Boeing Co.. . . . . . . . . . .         1,375,320            45,371,807
         Honeywell International, Inc. .           342,600             8,222,400
         Martin Marietta Materials, Inc.           397,600            12,190,416
                                                                  --------------
                                                                     107,244,255
                                                                  --------------
         AIRLINES (0.8%)
         Southwest Airlines Co.. . . . .         3,529,150            49,055,185
                                                                  --------------
         COMMERCIAL SERVICES & SUPPLIES (1.2%)
         Cendant Corp.*^ . . . . . . . .         5,338,783            55,950,446
         Deluxe Corp.. . . . . . . . . .           328,700            13,838,270
         R.R. Donnelley & Sons Co. . . .           532,200            11,585,994
                                                                  --------------
                                                                      81,374,710
                                                                  --------------
         ELECTRICAL EQUIPMENT (0.5%)
         Cooper Industries Ltd., Class A           424,700            15,480,315
         Hubbell, Inc., Class B. . . . .           411,900            14,474,166
                                                                  --------------
                                                                      29,954,481
                                                                  --------------
         MACHINERY (1.4%)
         Cummins, Inc. . . . . . . . . .           318,800             8,967,844
         Danaher Corp.^. . . . . . . . .           611,750            40,191,975
         Eaton Corp. . . . . . . . . . .           298,900            23,347,079
         Parker-Hannifin Corp. . . . . .           449,600            20,740,048
                                                                  --------------
                                                                      93,246,946
                                                                  --------------
         RAILROADS (1.6%)
         Burlington Northern
          Santa Fe Corp. . . . . . . . .           920,200            23,934,402
         CSX Corp. . . . . . . . . . . .           727,000            20,581,370
         Norfolk Southern Corp.. . . . .         1,058,100            21,151,419
         Union Pacific Corp.^. . . . . .           615,710            36,862,558
                                                                  --------------
                                                                     102,529,749
                                                                  --------------
         TRADING COMPANIES & DISTRIBUTORS (0.3%)
         Genuine Parts Co. . . . . . . .           629,000            19,373,200
                                                                  --------------
          TOTAL INDUSTRIALS  . . . . . .                             482,778,526
                                                                  --------------
         INFORMATION TECHNOLOGY (22.3%)
         APPLICATION SOFTWARE (3.3%)
         Electronic Arts, Inc.*^ . . . .         1,710,305            85,121,880
         Intuit, Inc.* . . . . . . . . .           681,080            31,956,273
         PeopleSoft, Inc.*^. . . . . . .         5,445,340            99,649,722
                                                                   --------------
                                                                     216,727,875
                                                                  --------------
         COMPUTER HARDWARE (2.1%)
         Dell Computer Corp.*^ . . . . .         1,639,850            43,849,589
         Hewlett-Packard Co.^. . . . . .         3,359,475            58,320,486
         International Business
          Machines Corp. . . . . . . . .           448,700            34,774,250
                                                                   --------------
                                                                     136,944,325
                                                                  --------------
         COMPUTER STORAGE & PERIPHERALS (1.1%)
         Network Appliance, Inc.*. . . .         6,911,220            69,112,200
         Quantum Corp.*. . . . . . . . .           949,400             2,534,898
                                                                   --------------
                                                                      71,647,098
                                                                  --------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS (1.4%)
         Ingram Micro, Inc., Class A*. .         1,164,675            14,383,736
         Lockheed Martin Corp. . . . . .         1,063,810            61,435,028
         Solectron Corp.*. . . . . . . .         3,426,500            12,164,075
                                                                   --------------
                                                                      87,982,839
                                                                  --------------
         INTERNET SOFTWARE & SERVICES (3.0%)
         eBay, Inc.* . . . . . . . . . .         1,275,673            86,516,143
         Overture Services, Inc.*^ . . .         1,866,350            50,970,018
         Yahoo!, Inc.* . . . . . . . . .         3,605,800            58,954,830
                                                                   --------------
                                                                     196,440,991
                                                                  --------------
         IT CONSULTING & SERVICES (0.2%)
         Electronic Data Systems Corp. .           475,000             8,754,250
                                                                  --------------
48


EQ ADVISORS TRUST
EQ/ALLIANCE COMMON STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002
                                               NUMBER OF             VALUE
                                                  SHARES            (NOTE 1)
---------------------------------------------------------------------------------

         NETWORKING EQUIPMENT (1.6%)
                                                                 $
         Avaya, Inc.*. . . . . . . . . .         1,681,200             4,118,940
         Cisco Systems, Inc.*. . . . . .         2,484,560            32,547,736
         Juniper Networks, Inc.*^. . . .        10,020,830            68,141,644
                                                                   --------------
                                                                     104,808,320
                                                                  --------------
         SEMICONDUCTOR EQUIPMENT (2.9%)
         KLA-Tencor Corp.*^. . . . . . .         1,607,210            56,847,018
         Marvell Technology Group Ltd.*^         3,802,250            71,710,435

         NVIDIA Corp.*^. . . . . . . . .         5,399,780            62,151,468
                                                                   --------------
                                                                     190,708,921
                                                                  --------------
         SEMICONDUCTORS (3.2%)
         Intel Corp. . . . . . . . . . .         1,876,550            29,217,883
         Maxim Integrated Products, Inc.*        1,612,870            53,289,225
         Micron Technology, Inc.*^ . . .         6,176,600            60,160,084
         Silicon Laboratories, Inc.*^++          3,457,490            65,968,909
                                                                   --------------
                                                                     208,636,101
                                                                  --------------
         SYSTEMS SOFTWARE (0.9%)
         Microsoft Corp.*. . . . . . . .         1,129,370            58,388,429
                                                                  --------------
         TELECOMMUNICATIONS EQUIPMENT (2.6%)
         ADC Telecommunications, Inc.* .           779,600             1,629,364
         Corning, Inc.*. . . . . . . . .        18,214,660            60,290,525
         Loral Space & Communications
          Ltd.(S). . . . . . . . . . . .         1,308,000               562,440
         Nortel Networks Corp.*^ . . . .        18,303,900            29,469,279
         QUALCOMM, Inc.* . . . . . . . .         1,799,260            65,475,071
         Tellabs, Inc.*. . . . . . . . .         1,658,500            12,057,295
                                                                   --------------
                                                                     169,483,974
                                                                  --------------
          TOTAL INFORMATION TECHNOLOGY .                           1,450,523,123
                                                                  --------------
         MATERIALS (4.8%)
         CHEMICALS (3.0%)
         Ashland, Inc. . . . . . . . . .           530,000            15,120,900
         Dow Chemical Co.. . . . . . . .         1,053,892            31,300,592
         Du Pont (E.I.) de Nemours & Co.         1,187,800            50,362,720
         Eastman Chemical Co.. . . . . .           416,300            15,307,351
         FMC Corp.*. . . . . . . . . . .           269,400             7,360,008
         Lubrizol Corp.. . . . . . . . .           419,000            12,779,500
         Millennium Pharmaceuticals,
          Inc.*^ . . . . . . . . . . . .         6,398,950            50,807,663
         PPG Industries, Inc.. . . . . .           226,500            11,358,975
                                                                   --------------
                                                                     194,397,709
                                                                  --------------
         CONTAINERS & PACKAGING (0.7%)
         Smurfit-Stone Container Corp.*^         3,026,550            46,581,631
                                                                  --------------
         PAPER & FOREST PRODUCTS (1.1%)
         Boise Cascade Corp. . . . . . .            31,700               799,474
         Georgia-Pacific Corp.^. . . . .         1,287,000            20,797,920
         International Paper Co. . . . .           847,500            29,637,075
         MeadWestvaco Corp.. . . . . . .           907,100            22,414,441
                                                                   --------------
                                                                      73,648,910
                                                                  --------------
          TOTAL MATERIALS  . . . . . . .                             314,628,250
                                                                  --------------
         TELECOMMUNICATION SERVICES (5.7%)
         DIVERSIFIED TELECOMMUNICATION SERVICES (3.3%)

         AT&T Corp.^ . . . . . . . . . .           352,260             9,197,509
         BellSouth Corp. . . . . . . . .         1,871,700            48,420,879
         Qwest Communications
          International, Inc.*^. . . . .         2,350,000            11,750,000
         SBC Communications, Inc.. . . .         1,987,125            53,870,959
         Sprint Corp. (FON Group). . . .         1,927,500            27,910,200
         Verizon Communications, Inc.^ .         1,744,400            67,595,500
                                                                   --------------
                                                                     218,745,047
                                                                  --------------
         WIRELESS TELECOMMUNICATION SERVICES (2.4%)
         AT&T Wireless Services, Inc.* .         3,241,100            18,312,215
         Nextel Communications, Inc.,
          Class A*^. . . . . . . . . . .         5,398,970            62,358,103

                                                NUMBER OF             VALUE
                                                  SHARES
                                                                     (NOTE 1)
---------------------------------------------------------------------------------

         Sprint Corp. (PCS Group)*^. . .        16,726,760        $   73,263,209
                                                                   --------------
                                                                     153,933,527
                                                                  --------------

          TOTAL TELECOMMUNICATION                                    372,678,574
           SERVICES  . . . . . . . . . .                          --------------
         UTILITIES (2.9%)
         ELECTRIC UTILITIES (2.4%)
         Allegheny Energy, Inc.. . . . .           389,700             2,946,132
         Ameren Corp.. . . . . . . . . .           400,300            16,640,471
         American Electric Power Co.^. .           826,700            22,593,711
         CINergy Corp. . . . . . . . . .           618,300            20,849,076
         CMS Energy Corp.. . . . . . . .         1,028,400             9,708,096
         Constellation Energy Group, Inc.          709,700            19,743,854
         Entergy Corp. . . . . . . . . .           575,900            26,255,281
         Northeast Utilities . . . . . .         1,001,300            15,189,721
         PPL Corp.^. . . . . . . . . . .           606,100            21,019,548
                                                                   --------------
                                                                     154,945,890
                                                                  --------------
         GAS UTILITIES (0.3%)
         Sempra Energy . . . . . . . . .           955,500            22,597,575
                                                                  --------------
         MULTI - UTILITIES (0.2%)
         Puget Energy, Inc.^ . . . . . .           532,500            11,741,625
                                                                  --------------
          TOTAL UTILITIES  . . . . . . .                             189,285,090
                                                                  --------------
         TOTAL COMMON STOCKS (99.5%)
          (Cost $7,242,976,314). . . . .                           6,473,287,905
                                                                  --------------

         CONVERTIBLE PREFERRED STOCK:
         CONSUMER DISCRETIONARY (0.0%)
         MEDIA (0.0%)
         United Pan Europe Communication
          N.V.*+(f)                              1,351,000
          (Cost $132,837,380). . . . . .                               1,351,000
                                                                  --------------
                                                PRINCIPAL
                                                  AMOUNT
                                                ------------

         SHORT-TERM DEBT SECURITIES:
         TIME DEPOSIT (0.4%)
         J.P. Morgan Chase Nassau,              $
          0.73%, 1/2/03                         25,735,690
          (Amortized Cost $25,735,690) .                              25,735,690
                                                                  --------------
         TOTAL INVESTMENTS (99.9%)
          (Cost/Amortized Cost
           $7,401,549,384) . . . . . . .                           6,500,374,595

         OTHER ASSETS LESS                                             6,971,380
          LIABILITIES  (0.1%)  . . . . .                          --------------
         NET ASSETS (100%) . . . . . . .                          $6,507,345,975
                                                                  ==============

EQ ADVISORS TRUST
EQ/ALLIANCE COMMON STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2002
--------------------------------------------------------------------------------

---------
* Non-income producing.
+ Securities (totaling $1,351,000 or 0.0% of net assets) valued at fair value.
(S)
  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers.
   At December 31, 2002, these securities amounted to $562,440 or 0.0% of net assets.
^ All, or a portion, of security out on loan (Note 1).
++ Affiliated company as defined under the Investment Company Act of 1940
  (Note 6).
(f) At December 31, 2002, the Portfolio held a restricted security amounting to 0.02% of net assets. The portfolio will not bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of the security.

                                         DATE OF     UNIT     VALUATION AS OF
DESCRIPTION                            ACQUISITION   COST    DECEMBER 31, 2002
-----------                            -----------   ----    -----------------
United Pan Europe Communication N.V.
 (Conv. Pref.). . . . . . . . . .       11/29/00    $98.33         $1.00


  Glossary:
  ADR-- American Depositary Receipt
  REIT-- Real Estate Investment Trust


Investments in companies which were affiliates for the year ended December 31, 2002, were as follows:

                                                                                   REALIZED
              MARKET VALUE    PURCHASES   SALES       MARKET VALUE     DIVIDEND      GAIN
SECURITIES  DECEMBER 31, 2001  AT COST   AT COST    DECEMBER 31, 2002   INCOME      (LOSS)
----------  ----------------- ---------  -------    -----------------  --------    --------
<S
Silicon Laboratories, Inc.
                $ --        $83,823,833  $6,230,372     $65,968,909         --     $(1,419,069)
                                                                                    ===========


Options written for the year ended December 31, 2002, were as follows:

                                                                         TOTAL           TOTAL
                                                                       NUMBER OF       PREMIUMS
                                                                       CONTRACTS       RECEIVED
                                                                      ------------  -----------
-----
Options Outstanding -- January 1, 2002. . . . . . . . . . . . . . .    1,592,020   $116,408,161
Options Written . . . . . . . . . . . . . . . . . . . . . . . . . .    3,146,740    274,333,500
Options Terminated in Closing Purchase Transactions . . . . . . . .     (182,840)  (23,513,845)
Options Expired . . . . . . . . . . . . . . . . . . . . . . . . . .   (4,380,920) (341,350,316)
Options Exercised . . . . . . . . . . . . . . . . . . . . . . . . .     (175,000)  (25,877,500)
                                                                      ----------     ----------
---
Options Outstanding -- December 31, 2002. . . . . . . . . . . . . .           --     $   --
                                                                      ==========    ===========


Investment security transactions for the year ended December 31, 2002 were as follows:

COST OF PURCHASES:
Stocks and long-term corporate debt
 securities . . . . . .                $10,953,086,682
NET PROCEEDS OF SALES
 AND REDEMPTIONS:
Stocks and long-term corporate debt
 securities . . . . . .                 11,120,992,510
As of December 31, 2002, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross
 unrealized appreciation               $   245,607,664
Aggregate gross
 unrealized depreciation                (1,555,805,790)
                                       ---------------
Net unrealized
 depreciation . . . . .                $(1,310,198,126)
                                       ===============
Federal income tax cost
 of investments . . . .                $ 7,810,572,721
                                       ===============


At December 31, 2002, the Portfolio had loaned securities with a total value $554,663,198 which was secured by collateral of $575,145,850.

For the year ended December 31, 2002, the Portfolio incurred approximately $4,051,810 as brokerage commissions with Bernstein (Sanford C.) & Co., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $4,024,225,726 of which $288,331,305 expires in the year 2009 and $3,735,894,421 expires in the year 2010.


                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/ALLIANCE GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2002

                                           NUMBER OF                        VALUE
                                             SHARES                       (NOTE 1)
-----------------------------------------------------------------------------------

         COMMON STOCKS:
         CONSUMER DISCRETIONARY (11.0%)
         AUTO COMPONENTS (1.0%)

                                                              $
         Johnson Controls, Inc. .               222,700                17,853,859
                                                               ------------------
         AUTOMOBILES (1.8%)
         Harley-Davidson, Inc.. .               699,100                32,298,420
                                                               ------------------
         HOTELS (2.0%)
         Carnival Corp.^. . . . .             1,417,800                35,374,110
                                                               ------------------
         MEDIA (6.2%)
         AOL Time Warner, Inc.* .             1,022,100                13,389,510
         Comcast Corp., Class A*^             1,573,673                37,091,473
         Comcast Corp., Special
          Class A*. . . . . . . .               738,000                16,671,420
         COX Communications, Inc.,
          Class A*^ . . . . . . .               405,000                11,502,000
         Liberty Media Corp.,
          Class A*. . . . . . . .               276,500                 2,471,910
         Viacom, Inc., Class B* .               729,100                29,718,116

                                                               ------------------
                                                                      110,844,429
                                                               ------------------

          TOTAL CONSUMER                                              196,370,818
           DISCRETIONARY  . . . .                              ------------------
         CONSUMER STAPLES (7.2%)
         BEVERAGES (1.5%)
         Anheuser-Busch Cos., Inc.              548,300                26,537,720
                                                               ------------------
         FOOD PRODUCTS (3.6%)
         Loews Corp.- Carolina
          Group^. . . . . . . . .               433,000                 8,776,910
         Philip Morris Cos., Inc.             1,349,000                54,674,970

                                                               ------------------
                                                                       63,451,880
                                                               ------------------
         FOOD RETAIL (0.5%)
         Kroger Co.*. . . . . . .               602,900                 9,314,805
                                                               ------------------
         PERSONAL PRODUCTS (1.6%)
         Avon Products, Inc.. . .               519,150                27,966,610
                                                               ------------------
          TOTAL CONSUMER STAPLES                                      127,271,015
                                                               ------------------
         ENERGY (10.4%)
         INTEGRATED OIL & GAS (8.8%)
         BP plc (ADR) . . . . . .               728,100                29,597,265
         ChevronTexaco Corp.. . .               517,000                34,370,160
         ConocoPhillips . . . . .               998,400                48,312,576
         Exxon Mobil Corp.. . . .               968,600                33,842,884
         Occidental Petroleum
          Corp. . . . . . . . . .               380,000                10,811,000

                                                               ------------------
                                                                      156,933,885
                                                               ------------------
         OIL & GAS DRILLING (1.1%)
         Transocean, Inc. . . . .               841,800                19,529,760
                                                               ------------------
         OIL & GAS EXPLORATION & PRODUCTION (0.5%)
         Kerr-McGee Corp. . . . .               200,000                 8,860,000
                                                               ------------------
          TOTAL ENERGY  . . . . .                                     185,323,645
                                                               ------------------
         FINANCIALS (30.8%)
         BANKS (5.7%)
         Bank of America Corp.. .               660,000                45,916,200
         Bank One Corp. . . . . .             1,240,000                45,322,000
         Washington Mutual, Inc..               290,900                10,044,777

                                                               ------------------
                                                                      101,282,977
                                                               ------------------
         DIVERSIFIED FINANCIALS (19.8%)
         Capital One Financial
          Corp. . . . . . . . . .               206,900                 6,149,068
         Citigroup, Inc.. . . . .             2,580,798                90,818,282
         Fannie Mae . . . . . . .               869,000                55,902,770
         Freddie Mac. . . . . . .               422,100                24,925,005
         Household International,
          Inc.. . . . . . . . . .               336,000                 9,344,160
         J.P. Morgan Chase & Co..             3,373,400                80,961,600
         MBNA Corp. . . . . . . .             1,659,700                31,567,494
         Merrill Lynch & Co., Inc.              808,700                30,690,165
         Morgan Stanley . . . . .               556,800                22,227,456

                                                               ------------------
                                                                      352,586,000
                                                               ------------------
                                           NUMBER OF                        VALUE
                                             SHARES                       (NOTE 1)
-----------------------------------------------------------------------------------

         INSURANCE (5.3%)
                                                              $
         Ace Ltd. . . . . . . . .               923,400                27,092,556
         American International
          Group, Inc. . . . . . .               817,100                47,269,235
         PMI Group, Inc.. . . . .               695,100                20,880,804
         Travelers Property
          Casualty Corp., Class A*                    1                        15
         Travelers Property
          Casualty Corp., Class B*                    2                        29

                                                               ------------------
                                                                       95,242,639
                                                               ------------------
          TOTAL FINANCIALS  . . .                                     549,111,616
                                                               ------------------
         HEALTH CARE (14.4%)
         HEALTH CARE EQUIPMENT & SERVICES (6.0%)
         Cardinal Health, Inc.. .               232,200                13,743,918
         HCA, Inc.^ . . . . . . .               880,400                36,536,600
         Tenet Healthcare Corp.*.             1,039,000                17,039,600
         Wellpoint Health
          Networks, Inc.* . . . .               547,100                38,931,636

                                                               ------------------
                                                                      106,251,754
                                                               ------------------
         PHARMACEUTICALS (8.4%)
         Pfizer, Inc. . . . . . .             1,807,000                55,239,990
         Schering-Plough Corp.. .             1,426,800                31,674,960
         Wyeth. . . . . . . . . .             1,681,000                62,869,400

                                                               ------------------
                                                                      149,784,350
                                                               ------------------
          TOTAL HEALTH CARE . . .                                     256,036,104
                                                               ------------------
         INDUSTRIALS (8.6%)
         AEROSPACE & DEFENSE (2.0%)
         Goodrich Corp. . . . . .               449,700                 8,238,504
         United Technologies Corp.              449,700                27,854,418

                                                               ------------------
                                                                       36,092,922
                                                               ------------------
         COMMERCIAL SERVICES & SUPPLIES (2.4%)
         First Data Corp. . . . .             1,181,500                41,836,915
                                                               ------------------
         ELECTRICAL EQUIPMENT (0.2%)

         Cooper Industries Ltd.,                 77,100                 2,810,295
          Class A . . . . . . . .                              ------------------
         INDUSTRIAL CONGLOMERATES (1.1%)
         Tyco International Ltd..             1,180,364                20,160,617
                                                               ------------------
         RAILROADS (2.9%)
         Burlington Northern
          Santa Fe Corp.. . . . .               385,000                10,013,850
         Union Pacific Corp.. . .               697,000                41,729,390

                                                               ------------------
                                                                       51,743,240
                                                               ------------------
          TOTAL INDUSTRIALS . . .                                     152,643,989
                                                               ------------------
         INFORMATION TECHNOLOGY (6.4%)
         COMPUTER HARDWARE (0.9%)
         Hewlett-Packard Co.. . .               911,000                15,814,960
                                                               ------------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS (1.5%)
         Flextronics International
          Ltd.* . . . . . . . . .               715,890                 5,863,139
         Intersil Corp., Class A*               372,900                 5,198,226
         Sanmina-SCI Corp.* . . .             1,501,300                 6,740,837
         Solectron Corp.*^. . . .             2,493,000                 8,850,150

                                                               ------------------
                                                                       26,652,352
                                                               ------------------
         NETWORKING EQUIPMENT (1.4%)
         Juniper Networks, Inc.*^             3,601,600                24,490,880
                                                               ------------------
         SEMICONDUCTOR EQUIPMENT (0.7%)

         Marvell Technology Group               695,700                13,120,902
          Ltd.* . . . . . . . . .                              ------------------
         SEMICONDUCTORS (0.8%)
         Altera Corp.*. . . . . .               127,300                 1,569,609
         Micron Technology, Inc.*             1,236,000                12,038,640

                                                               ------------------
                                                                       13,608,249
                                                               ------------------
         SYSTEMS SOFTWARE (0.8%)
         VERITAS Software Corp.*.               959,000                14,979,580
                                                              ------------------

51


EQ ADVISORS TRUST
EQ/ALLIANCE GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2002


                                         NUMBER OF                        VALUE
                                             SHARES                       (NOTE 1)
-----------------------------------------------------------------------------------

         TELECOMMUNICATIONS EQUIPMENT (0.3%)
         Amdocs Ltd.* . . . . . .               509,900            $    5,007,218
                                                               ------------------

          TOTAL INFORMATION                                           113,674,141
           TECHNOLOGY . . . . . .                              ------------------
         MATERIALS (2.0%)
         CHEMICALS (2.0%)
         Du Pont (E.I.) de Nemours
          & Co. . . . . . . . . .               574,600                24,363,040
         Lyondell Chemical Co.. .               938,000                11,856,320

                                                               ------------------
                                                                       36,219,360
                                                               ------------------
         TELECOMMUNICATION SERVICES (3.4%)
         DIVERSIFIED TELECOMMUNICATION SERVICES (3.4%)

         AT&T Corp.^. . . . . . .             1,292,966                33,759,342
         SBC Communications, Inc.               797,700                21,625,647
         Sprint Corp. (FON Group)               405,400                 5,870,192

                                                               ------------------
                                                                       61,255,181
                                                               ------------------
         WIRELESS TELECOMMUNICATION SERVICES (0.0%)

         AT&T Wireless Services,                      1                         6
          Inc.* . . . . . . . . .                              ------------------

          TOTAL TELECOMMUNICATION                                      61,255,187
           SERVICES . . . . . . .                              ------------------
         UTILITIES (2.6%)
         ELECTRIC UTILITIES (2.6%)
         Ameren Corp.^. . . . . .               266,400                11,074,248
         Constellation Energy
          Group, Inc. . . . . . .               459,100                12,772,162
         Entergy Corp.. . . . . .               281,000                12,810,790
         FPL Group, Inc.. . . . .               144,000                 8,658,720

                                                               ------------------
                                                                       45,315,920
                                                               ------------------
         TOTAL COMMON STOCKS
          (96.8%)
          (Cost $2,019,793,437) .                                   1,723,221,795
                                                               ------------------

         CONVERTIBLE PREFERRED STOCKS:
         INDUSTRIALS (0.6%)
         RAILROADS (0.6%)
         Union Pacific Capital
          Trust, 6.25%(S)
          (Cost $10,300,000). . .               206,000                10,557,500
                                                               ------------------
                                           PRINCIPAL                        VALUE
                                             AMOUNT                       (NOTE 1)
-----------------------------------------------------------------------------------

         SHORT-TERM DEBT SECURITIES:
         TIME DEPOSIT (0.0%)
          J.P. Morgan Chase
          Nassau,                        $      249,994
          0.73%, 1/2/03 . . . . .                                  $      249,994
                                                               ------------------
         U.S. GOVERNMENT AGENCY (3.4%)
          Federal Home Loan
          Mortgage Corp.                     60,300,000
          (Discount Note), 1/2/03                                      60,297,487
                                                               ------------------
         TOTAL SHORT-TERM DEBT
          SECURITIES (3.4%)

          (Amortized Cost                                              60,547,481
           $60,547,481) . . . . .                              ------------------
         TOTAL INVESTMENTS (100.8%)
          (Cost/Amortized Cost
           $2,090,640,918). . . .                                   1,794,326,776
         OTHER ASSETS LESS
          LIABILITIES
          (-0.8%) . . . . . . . .                                     (13,763,913)
                                                               ------------------
         NET ASSETS (100%)  . . .                                  $1,780,562,863
                                                               ==================

* Non-income producing.
^ All, or a portion, of security out on loan (Note 1).
(z) Securities exempt from registration under Rule 144A of the
Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2002, these se-curities amounted to $10,557,500 or 0.6% of net assets.
Glossary:
ADR - American Depositary Receipt
Investment security transactions for the year ended
December 31, 2002 were as follows:
Cost of Purchases:
Stocks and long-term corporate debt securities . . . $ 1,577,538,176
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities . . .. 1,464,780,238
As of December 31, 2002, the gross unrealized
appreciation (depreciation) of investments based
on the aggregate cost of investments for
federal income tax purposes was as follows:
Aggregate gross unrealized appreciation. . . . . $ 44,381,412
Aggregate gross unrealized depreciation. . . . . (355,325,277)
                                               ------------------
Net unrealized depreciation . . .. . . . . . . $ (310,943,865)
                                              ------------------
Federal income tax cost of investments . .  . . $ 2,105,270,641
                                            ==================

At December 31, 2002, the Portfolio had loaned securities with a total value $100,172,902 which was secured by collateral of $102,051,454.

For the year ended December 31, 2002, the Portfolio incurred approximately $274,243 as brokerage commissions with Bernstein (Sanford
C.) & Co., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $171,727,356 which expires in the year 2010.

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2002

                                                PRINCIPAL              VALUE
                                                 AMOUNT              (NOTE 1)
----------------------------------------------------------------------------------

         LONG-TERM DEBT SECURITIES:
         FINANCIALS (90.3%)
         ASSET BACKED (1.2%)
         Nomura Asset Securities Corp.,
          Series 98-D6 A1B

                                               $                 $
          6.59%, 3/15/30^ . . . . . . .          9,900,000            11,237,183
                                                                  --------------
         COLLATERALIZED MORTGAGE OBLIGATIONS (8.9%)
         Asset Securitization Corp.,
          Series 97-MD7 A1B
          7.41%, 1/13/30. . . . . . . .          3,750,000             4,204,500
         Banc of America Large Loans, Inc.
          Series 02-FL2A B
          1.81%, 9/8/14(S). . . . . . .         19,062,760            19,044,841
         Banc of America Commercial
          Mortgage, Inc.,
          Series 02-2 XP IO
          1.80%, 7/11/43(S) . . . . . .         35,000,000             3,388,000
         Bear Stearns Commercial
          Mortgage Securities,
          Series 02-PBW1
          4.72%, 11/11/35^. . . . . . .         10,800,000            10,921,500
         Commercial Mortgage Asset Trust,
          Series 99-C1 A3
          6.64%, 9/17/10^ . . . . . . .         10,000,000            11,394,639
         Countrywide Alternative Loan Trust,
          Series 02-4 2A1
          7.00%, 5/25/32. . . . . . . .          3,651,107             3,768,819
          Credit Suisse First Boston
          Mortgage Securities Corp.,
          Series 00-C1 AX IO
          0.58%, 4/15/62(S) . . . . . .         19,560,878               659,202
             Series 01-CP4 ACP IO
          1.09%, 12/15/35(S). . . . . .        128,000,000             5,899,520
          First Union National Bank
          Commercial Mortgage,
          Series 00-C2 IO
          1.19%, 10/15/32(S). . . . . .         28,436,394             1,923,722
         Nomura Asset Securities Corp.,
          Series 98-D6 PS1 IO
          1.53%, 3/15/30. . . . . . . .         65,971,867             4,914,904
         Prudential Mortgage Capital Funding,
          Series 01-ROCK A2
          6.61%, 5/10/34. . . . . . . .         15,000,000            17,142,150

                                                                  --------------
                                                                      83,261,797
                                                                  --------------
         MORTGAGE RELATED (0.0%)
         SMA Finance Co., Inc.,
          Series 98-C1 A1
          6.27%, 11/16/32(S). . . . . .            102,240               102,240
                                                                  --------------
         U.S. GOVERNMENT (35.0%)
         U.S. Treasury Bonds
          10.38%, 11/15/09^ . . . . . .         35,000,000            40,548,060
          12.00%, 8/15/13^. . . . . . .         10,000,000            14,561,330
         U.S. Treasury Notes
          2.00%, 11/30/04^. . . . . . .         52,000,000            52,430,612
          3.25%, 8/15/07^ . . . . . . .        113,385,000           116,193,093
          3.63%, 1/15/08^ . . . . . . .          9,201,712            10,096,008
          5.00%, 8/15/11^ . . . . . . .         43,000,000            47,152,166
          4.88%, 2/15/12^ . . . . . . .         30,000,000            32,576,940
          4.38%, 8/15/12^ . . . . . . .         13,500,000            14,111,186

                                                                  --------------
                                                                     327,669,395
                                                                  --------------
         U.S. GOVERNMENT AGENCIES (45.2%)
         Federal Home Loan Mortgage Corp.
          4.50%, 7/23/07^ . . . . . . .         18,500,000            19,193,750
          3.50%, 9/15/07^ . . . . . . .         25,000,000            25,520,775
          5.63%, 3/15/11^ . . . . . . .         14,500,000            16,066,102
                                                PRINCIPAL              VALUE
                                                 AMOUNT              (NOTE 1)
----------------------------------------------------------------------------------

                                               $                 $
          6.50%, 4/1/15 . . . . . . . .            450,272               475,218
          6.50%, 12/1/15. . . . . . . .          3,301,203             3,484,096
          6.50%, 3/1/16 . . . . . . . .          2,948,077             3,111,406
          6.50%, 5/1/16 . . . . . . . .             82,116                86,665
          6.50%, 6/1/16 . . . . . . . .          4,418,676             4,663,480
          6.50%, 7/1/16 . . . . . . . .             79,966                84,396
          6.50%, 3/1/17 . . . . . . . .            418,145               441,311
          6.50%, 6/1/17 . . . . . . . .          1,051,816             1,110,089
          7.00%, 6/1/31 . . . . . . . .             27,381                28,779
          7.00%, 10/1/31. . . . . . . .            688,457               723,610
          7.00%, 4/1/32 . . . . . . . .          8,279,034             8,701,770
         Federal National Mortgage Association
          3.00%, 6/15/04. . . . . . . .         26,000,000            26,562,198
          3.50%, 10/15/07^. . . . . . .          7,000,000             7,043,750
          5.38%, 11/15/11^. . . . . . .          7,300,000             7,914,718
          7.50%, 1/25/28. . . . . . . .          3,984,506             4,332,513
          6.00%, 4/25/31. . . . . . . .         13,550,499            14,096,720
          5.45%, 3/1/32 . . . . . . . .         23,608,816            24,317,080
          5.88%, 3/1/32 . . . . . . . .         38,178,137            39,466,649
          5.48%, 6/1/32 . . . . . . . .         24,410,305            25,164,583
          7.00%, 1/25/32 TBA. . . . . .         55,000,000            57,835,910
          6.00%, 1/25/33 TBA. . . . . .        115,140,000           118,990,051
         Federal National Mortgage
          Association Grantor Trust
          7.50%, 11/25/31 . . . . . . .          3,942,444             4,286,777
          7.50%, 12/25/41 . . . . . . .          3,949,045             4,293,955
         Government National Mortgage Association
          9.00%, 12/15/09 . . . . . . .          5,205,928             5,675,451

                                                                  --------------
                                                                     423,671,802
                                                                  --------------
          TOTAL FINANCIALS  . . . . . .                              845,942,417
                                                                  --------------
         TOTAL LONG-TERM DEBT SECURITIES
           (90.3%)
          (Cost $834,070,209) . . . . .                              845,942,417
                                                                  --------------

         SHORT-TERM DEBT SECURITIES:
         REPURCHASE AGREEMENTS (27.9%)
         Deutsche Bank (k)
          1.20%,  dated 12/31/02, due
           1/2/03 . . . . . . . . . . .         80,000,000            80,000,000
         Goldman Sachs Group (k)
          1.32%,  dated 12/31/02, due
           1/6/03 . . . . . . . . . . .        100,000,000           100,000,000
         Morgan Stanley Dean Witter & Co. (k)

          1.20%,  dated 12/31/02, due           82,139,000            82,139,000
           1/2/03 . . . . . . . . . . .                           --------------
          TOTAL REPURCHASE AGREEMENTS .                              262,139,000
                                                                  --------------
         TIME DEPOSIT (0.0%)
         J.P. Morgan Chase Nassau
          0.73%,  1/2/03. . . . . . . .                204                   204
                                                                  --------------
         TOTAL SHORT-TERM DEBT
          SECURITIES (27.9%)
          (Amortized Cost $262,139,204)                              262,139,204
                                                                  --------------
         TOTAL INVESTMENTS (118.2%)
          (Cost/Amortized Cost $1,096,209,413)                     1,108,081,621
                                                                  --------------

         OTHER ASSETS LESS LIABILITIES                              (170,821,434)
          (-18.2%). . . . . . . . . . .                           --------------
         NET ASSETS (100%)  . . . . . .                           $  937,260,187
                                                                  ==============

EQ ADVISORS TRUST
EQ/ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2002
--------------------------------------------------------------------------------

---------
(S)
  Securities exempt from registration under Rule 144A of the Securities Act of
  1933.  These securities may only be resold to qualified institutional buyers.
   At December 31, 2002, these securities amounted to $31,017,525 or 3.31% of net assets.
^ All, or a portion, of security out on loan (Note 1).
(k)
  The repurchase agreements are fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the Statement of
  Assets and Liabilities. (See Note 1).
  Glossary:
  IO-- Interest only
  TBA-- Security is subject to delayed delivery.


Options written for the year ended December 31, 2002, were as follows:

                                                                         TOTAL         TOTAL
                                                                       NUMBER OF      PREMIUMS
                                                                       CONTRACTS      RECEIVED
                                                                      ------------  -----------
--
Options Outstanding -- January 1, 2002. . . . . . . . . . . . . . .        --        $      --
Options Written . . . . . . . . . . . . . . . . . . . . . . . . . .       384          374,089
Options Terminated in Closing Purchase Transactions . . . . . . . .      (384)        (374,089)
Options Expired . . . . . . . . . . . . . . . . . . . . . . . . . .        --               --
Options Exercised . . . . . . . . . . . . . . . . . . . . . . . . .        --               --
                                                                         ----        ---------
Options Outstanding -- December 31, 2002. . . . . . . . . . . . . .        --        $      --
                                                                         ====        =========



COST OF PURCHASES:
Stocks and long-term
 corporate debt securities . . . . .           $2,814,300,503
U.S. Government securities . . . . .            1,208,510,808
NET PROCEEDS OF SALES
 AND REDEMPTIONS:
Stocks and long-term corporate
debt securities . . . . .            2,558,043,400
U.S. Government securities . . . . .              988,798,755
As of December 31, 2002, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross
 unrealized
 appreciation . . . .           $   11,862,654
Aggregate gross
 unrealized
 depreciation . . . .                  (46,343)
                                --------------

Net unrealized          $
 appreciation . . . .               11,816,311
                                ==============

Federal income tax      $
 cost of investments.            1,096,265,310
                                ==============

Investment security transactions for the year ended December 31, 2002 were as follows:

At December 31, 2002, the Portfolio had loaned securities with a total value $372,510,691 which was secured by collateral of $378,841,508.

The Portfolio utilized net capital loss carryforward of $3,545,733 during 2002.


                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/ALLIANCE INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2002

                                                   NUMBER               VALUE
                                                  OF SHARES            (NOTE 1)
-----------------------------------------------------------------------------------

         COMMON STOCKS:
         AUSTRALIA (0.8%)
         Australia & New Zealand Banking                           $
          Group Ltd.. . . . . . . . . . .           707,900              6,916,044
         BHP Billiton Ltd.. . . . . . . .            41,200                235,478
         National Australia Bank Ltd. . .            23,458                419,393
         Westpac Banking Corp.. . . . . .           147,900              1,145,136
                                                                    --------------
                                                                         8,716,051
                                                                    --------------
         AUSTRIA (0.4%)
         OMV AG . . . . . . . . . . . . .            45,500              4,468,209
                                                                    --------------
         BELGIUM (1.2%)
         Agfa Gevaert N.V.. . . . . . . .           168,000              3,746,340
         Delhaize Group^. . . . . . . . .            13,700                254,755
         Fortis*. . . . . . . . . . . . .           244,400              4,272,826
         Interbrew. . . . . . . . . . . .             8,159                192,645
         KBC Bankverzekeringsholding. . .           135,800              4,330,814
                                                                    --------------
                                                                        12,797,380
                                                                    --------------
         CANADA (2.4%)
         Bank of Nova Scotia. . . . . . .           381,900             12,730,000
         BCE, Inc.^ . . . . . . . . . . .           154,588              2,788,807
         Magna International, Inc.,
              Class A . . . . . . . . . .           121,662              6,782,360
         Manulife Financial Corp.*. . . .            33,400                727,071
         Quebecor World, Inc. . . . . . .            60,000              1,329,282

         Sun Life Financial Services of              70,000              1,183,504
          Canada, Inc.. . . . . . . . . .                           --------------
                                                                        25,541,024
                                                                    --------------
         DENMARK (0.0%)
         Danske Bank A/S. . . . . . . . .            30,000                495,875
                                                                    --------------
         FINLAND (3.0%)
         Fortum OYJ^. . . . . . . . . . .           749,100              4,913,136
         Nokia OYJ. . . . . . . . . . . .         1,454,296             23,120,885
         Stora Enso OYJ . . . . . . . . .           439,300              4,633,042
                                                                    --------------
                                                                        32,667,063
                                                                    --------------
         FRANCE (14.2%)
         Accor S.A. . . . . . . . . . . .            18,600                563,311
         Alcatel S.A^.. . . . . . . . . .            63,800                279,857
         Assurances Ben de France^. . . .           277,900              9,302,897
         BNP Paribas S.A. . . . . . . . .           811,180             33,053,970
         Carrefour S.A. . . . . . . . . .            10,200                454,163
         Compagnie de Saint-Gobain. . . .           298,420              8,755,967
         L'Oreal S.A. . . . . . . . . . .           385,147             29,322,631
         LVMH Moet Hennessy Louis Vuitton
          S.A.^ . . . . . . . . . . . . .           138,478              5,689,205
         Peugeot S.A. . . . . . . . . . .           149,000              6,076,144
         Sanofi-Synthelabo S.A. . . . . .           237,268             14,503,543
         Schneider Electric S.A.. . . . .           244,601             11,573,840
         Societe Generale, Class A. . . .           194,900             11,351,253
         TotalFinaElf S.A.. . . . . . . .           161,659             23,088,569
                                                                    --------------
                                                                       154,015,350
                                                                    --------------
         GERMANY (4.8%)
         Altana AG^ . . . . . . . . . . .            95,900              4,357,581
         AMB Generali Holding AG. . . . .            68,500              3,666,062
         BASF AG. . . . . . . . . . . . .            13,100                493,520
         Bayerische Motoren Werke (BMW)
          AG^ . . . . . . . . . . . . . .           311,563              9,465,280
         E.On AG. . . . . . . . . . . . .           130,400              5,254,699
         Hannover
          Rueckversicherungs AG*. . . . .            56,200              1,418,373
         HeidelbergerCement AG. . . . . .            88,431              3,280,446
         Merck KGaA . . . . . . . . . . .            90,500              2,384,703
         SAP AG . . . . . . . . . . . . .           111,048              8,705,031
                                                   NUMBER               VALUE
                                                  OF SHARES           (NOTE 1)
-----------------------------------------------------------------------------------

                                                                   $
         Schering AG. . . . . . . . . . .            84,700              3,688,676
         Siemens AG^. . . . . . . . . . .            23,500                998,762
         Volkswagen AG^ . . . . . . . . .           214,000              7,747,683
                                                                    --------------
                                                                        51,460,816
                                                                    --------------
         HONG KONG (0.6%)
         Cheung Kong (Holdings) Ltd.. . .           566,000              3,683,384
         Citic Pacific Ltd. . . . . . . .           200,000                369,306
         CLP Holdings Ltd.. . . . . . . .            13,000                 52,344
         Johnson Electric Holdings Ltd. .         1,114,000              1,221,366
         Li & Fung Ltd. . . . . . . . . .           344,000                326,426
         Wharf Holdings Ltd.^ . . . . . .           168,000                316,680
                                                                    --------------
                                                                         5,969,506
                                                                    --------------
         IRELAND (3.3%)
         Allied Irish Banks plc . . . . .           895,204             12,287,648
         Bank of Ireland. . . . . . . . .           951,500              9,775,309
         CRH plc. . . . . . . . . . . . .         1,115,250             13,809,986
                                                                    --------------
                                                                        35,872,943
                                                                    --------------
         ITALY (3.3%)
         Alleanza Assicurazioni^. . . . .           130,093                985,667
         Banca Intesa S.p.A.. . . . . . .         2,129,000              4,490,666
         Banca Nazionale Del
          Lavoro S.p.A.*. . . . . . . . .         3,093,800              3,425,182
         ENI S.p.A. . . . . . . . . . . .         1,313,769             20,886,739
         Parmalat Finanziaria S.p.A.^ . .         1,687,500              4,019,839
         Telecom Italia S.p.A.^ . . . . .           168,300              1,276,913
         UniCredito Italiano S.p.A. . . .           109,300                437,003
                                                                    --------------
                                                                        35,522,009
                                                                    --------------
         JAPAN (21.2%)
         Bridgestone Corp.^ . . . . . . .           924,000             11,445,858
         C & S Co., Ltd.. . . . . . . . .            22,700                295,347
         Canon, Inc.^ . . . . . . . . . .           994,000             37,441,476
         Daiichi Pharmaceutical Co., Ltd.           311,000              4,463,074
         Daiwa House Industry Co., Ltd. .           640,000              3,602,595
         East Japan Railway Co. . . . . .               100                496,334
         Fujisawa Pharmaceutical Co., Ltd.          187,000              4,278,293

         Funai Electric Co., Ltd. . . . .            18,300              2,140,423
         Hitachi Ltd. . . . . . . . . . .         1,348,000              5,168,450
         Honda Motor Co., Ltd.^ . . . . .           511,200             18,910,997
         Hoya Corp. . . . . . . . . . . .            69,500              4,866,816
         ITO EN Ltd.. . . . . . . . . . .            12,900                436,993
         Keyence Corp.. . . . . . . . . .            47,600              8,282,970
         Mitsubishi Corp. . . . . . . . .            50,000                305,469
         Mitsui Chemicals, Inc.^. . . . .            74,000                329,873
         Mitsui O.S.K. Lines, Ltd.. . . .         1,767,000              3,662,948
         Nippon Meat Packers, Inc.^ . . .           637,000              6,360,875
         Nissan Motor Co., Ltd. . . . . .         1,553,000             12,118,294
         Nomura Securities Co., Ltd.. . .            59,000                663,234
         Oji Paper Co., Ltd.^ . . . . . .           137,000                588,776
         Promise Co., Ltd.. . . . . . . .           124,900              4,452,069
         Ricoh Co., Ltd.. . . . . . . . .           529,000              8,679,220
         Sankyo Co., Ltd. . . . . . . . .           125,000              1,568,425
         Shin-Etsu Chemical Co., Ltd.^. .           685,700             22,477,231
         SMC Corp.. . . . . . . . . . . .           122,500             11,499,537
         Sumitomo Trust & Banking
          Co., Ltd.^. . . . . . . . . . .           934,000              3,785,742
         Takeda Chemical Industries Ltd..           592,100             24,747,754
         Takefuji Corp.^. . . . . . . . .           158,600              9,154,883
         Tanabe Seiyaku Co., Ltd. . . . .           448,000              3,911,081
         Tohoku Electric Power Co., Inc..           319,100              4,697,630
         Tokyo Electron Ltd.. . . . . . .            59,100              2,674,366
         Toyota Motor Corp. . . . . . . .            43,800              1,177,399
         Uny Co., Ltd.. . . . . . . . . .           444,000              4,343,844
                                                                    --------------
                                                                       229,028,276
                                                                    --------------
                                             55


EQ ADVISORS TRUST
EQ/ALLIANCE INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002
                                                   NUMBER               VALUE
                                                  OF SHARES           (NOTE 1)
-----------------------------------------------------------------------------------

         KOREA (0.9%)
         Samsung Electronics Co.,                                  $
          Ltd. (Foreign). . . . . . . . .             6,900              1,826,736
         Samsung Electronics Co.,
          Ltd. (GDR)^ . . . . . . . . . .            51,400              6,849,050
         SK Telecom Co., Ltd. (ADR)^. . .            32,560                695,156
                                                                    --------------
                                                                         9,370,942
                                                                    --------------
         LUXEMBOURG (0.2%)
         Arcelor* . . . . . . . . . . . .           168,800              2,076,056
                                                                    --------------
         NETHERLANDS (4.0%)
         ABN Amro Holdings N.V. . . . . .           343,999              5,624,237
         ASML Holding N.V.*^. . . . . . .            54,401                454,422
         DSM N.V. . . . . . . . . . . . .           299,700             13,643,170
         Heineken N.V.. . . . . . . . . .           214,734              8,382,677
         Koninklijke Ahold N.V. . . . . .           133,900              1,700,219
         Koninklijke Royal Philips
          Electronics N.V.. . . . . . . .            14,490                253,936
         Koninklijke Vopak N.V. . . . . .             1,600                 20,703
         Royal Dutch Petroleum Co.. . . .           288,100             12,682,773
         Wolters Kluwer N.V.. . . . . . .            20,783                362,039
                                                                    --------------
                                                                        43,124,176
                                                                    --------------
         NORWAY (0.2%)
         Norske Skogindustrier ASA. . . .           127,800              1,807,847
                                                                    --------------
         SINGAPORE (0.2%)
         Haw Par Corp. Ltd. . . . . . . .            13,900                 26,126
         United Overseas Bank Ltd.. . . .           340,000              2,313,058
                                                                    --------------
                                                                         2,339,184
                                                                    --------------
         SPAIN (4.4%)
         Banco Bilbao Vizcaya
          Argentaria S.A. . . . . . . . .         1,679,534             16,073,951
         Banco Santander Central
          Hispano S.A.. . . . . . . . . .           965,700              6,627,641
         Grupo Dragados S.A.. . . . . . .           425,500              7,233,585
         Iberdrola S.A.^. . . . . . . . .           242,200              3,393,082
         Inditex S.A.*^ . . . . . . . . .           294,970              6,967,746
         Telefonica S.A.* . . . . . . . .           856,988              7,671,191
                                                                    --------------
                                                                        47,967,196
                                                                    --------------
         SWEDEN (1.6%)
         Autoliv, Inc.. . . . . . . . . .           136,700              2,800,425
         Electrolux AB, Class B^. . . . .           504,600              7,962,827
         Nordea AB. . . . . . . . . . . .            17,300                 76,242
         Svenska Cellulosa AB, Class B. .           208,200              7,024,985
                                                                    --------------
                                                                        17,864,479
                                                                    --------------
         SWITZERLAND (5.1%)
         Centerpulse AG . . . . . . . . .            26,680              4,650,235
         Compagnie Financiere Richemont
          AG, Class A . . . . . . . . . .            10,315                192,469
         Credit Suisse Group. . . . . . .           140,267              3,043,328
         Givaudan . . . . . . . . . . . .             3,710              1,663,557
         Novartis AG (Registered) . . . .           655,961             23,933,776
         STMicroelectronics N.V.^ . . . .           410,937              8,055,474
         Swiss Reinsurance. . . . . . . .           210,929             13,836,162
                                                                    --------------
                                                                        55,375,001
                                                                    --------------
         TAIWAN (0.0%)

         Taiwan Semiconductor                       204,538                250,599
          Manufacturing Co., Ltd.*. . . .                           --------------
         UNITED KINGDOM (22.7%)
         AstraZeneca plc. . . . . . . . .            44,500              1,590,412
         Aviva plc. . . . . . . . . . . .         2,160,814             15,410,532
         AWG plc. . . . . . . . . . . . .            42,000                293,113
         BHP Billiton plc . . . . . . . .           162,829                869,639
         BP plc . . . . . . . . . . . . .         1,890,424             12,995,219
         British American Tobacco plc . .           416,100              4,156,579
                                                   NUMBER               VALUE
                                                  OF SHARES           (NOTE 1)
-----------------------------------------------------------------------------------

         British Sky Broadcasting plc*. .         2,683,461         $   27,605,312
         BT Group plc . . . . . . . . . .         1,892,210              5,940,192
         Capita Group plc . . . . . . . .         2,076,300              8,272,977
         Diageo plc . . . . . . . . . . .            81,153                881,871
         Dixons Group plc . . . . . . . .           757,600              1,768,498
         Electrocomponents plc. . . . . .           671,400              3,102,128
         GlaxoSmithKline plc. . . . . . .           635,700             12,199,021
         Kelda Group plc. . . . . . . . .           635,200              4,335,836
         Lloyds TSB Group plc . . . . . .           972,500              6,982,661
         National Grid Group plc. . . . .            61,763                453,902
         Next plc . . . . . . . . . . . .           391,591              4,643,035
         Pearson plc. . . . . . . . . . .           417,661              3,862,873
         Persimmon plc. . . . . . . . . .           350,000              2,400,348
         Reckitt Benckiser plc. . . . . .           727,650             14,115,820
         Reed Elsevier plc* . . . . . . .            55,000                471,054
         Rexam plc. . . . . . . . . . . .           667,600              4,556,997
         Royal & Sun Alliance Insurance
          Group plc . . . . . . . . . . .           614,400              1,194,359
         Royal Bank of Scotland Group plc         1,000,991             23,978,912

         Safeway plc. . . . . . . . . . .         3,076,900             10,563,284
         Shell Transport & Trading Co. plc        1,279,600              8,425,468
         Six Continents plc . . . . . . .           960,400              7,761,620
         Standard Chartered Bank plc. . .           721,900              8,204,994
         Tesco plc. . . . . . . . . . . .           176,922                552,561
         Vodafone Group plc . . . . . . .        22,702,861             41,391,896
         Whitbread plc. . . . . . . . . .           657,190              5,723,804
         Wolseley plc . . . . . . . . . .           147,500              1,238,348
                                                                    --------------
                                                                       245,943,265
                                                                    --------------
         TOTAL COMMON STOCKS (94.5%)
          (Cost $1,108,138,954) . . . . .                            1,022,673,247
                                                                    --------------

         PREFERRED STOCKS: (0.0%)
         GERMANY (0.0%)

         Volkswagen AG                                9,700                251,424
          (Cost $277,046) . . . . . . . .                           --------------
                                                   NUMBER
                                                 OF WARRANTS
                                                -------------

         WARRANTS (0.4%):
         NETHERLANDS (0.4%)
         ABN Amro Bank N.V., 1/8/03*. . .             3,300                329,142
         ABN Amro Bank N.V., 1/10/03* . .         3,027,820              3,727,761
                                                                    --------------
          (Cost $7,169,306) . . . . . . .                                4,056,903
                                                                    --------------
                                                  PRINCIPAL
                                                   AMOUNT
                                                -------------

         SHORT-TERM DEBT SECURITIES:
         TIME DEPOSIT (4.3%)
          J.P. Morgan Chase Nassau,              $
          0.73%, 1/2/03                          46,172,793
          (Amortized Cost $46,172,793)  .                               46,172,793
                                                                    --------------
         TOTAL INVESTMENTS (99.2%)
          (Cost/Amortized Cost
          $1,161,758,099) . . . . . . . .                            1,073,154,367

         OTHER ASSETS LESS LIABILITIES                                   9,249,167
          (0.8%)  . . . . . . . . . . . .                           --------------
         NET ASSETS (100%)  . . . . . . .                           $1,082,403,534
                                                                    ==============

EQ ADVISORS TRUST
EQ/ALLIANCE INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2002
--------------------------------------------------------------------------------


MARKET SECTOR DIVERSIFICATION
As a Percentage of Total Equity Investments

Consumer Discretionary . . . . . . . . .           15.9%
Consumer Staples . . . . . . . . . . . .            8.0
Energy . . . . . . . . . . . . . . . . .            8.5

Financials
    Banks. . . . . . . . . . . . . . . .   15.2
    Diversified Financials . . . . . . .    5.0
    Insurance. . . . . . . . . . . . . .    4.6
    Real Estate. . . . . . . . . . . . .    0.4
                                           ----
Total Financials . . . . . . . . . . . .           25.2
Health Care. . . . . . . . . . . . . . .           10.4
Industrials. . . . . . . . . . . . . . .            5.3
Information Technology . . . . . . . . .           11.4
Materials. . . . . . . . . . . . . . . .            7.7
Telecommunications Services. . . . . . .            5.8
Utilities. . . . . . . . . . . . . . . .            1.8
                                                  -----
                                                  100.0%
                                                  =====


---------
* Non-income producing.
^ All, or a portion, of security out on loan (Note 1).
  Glossary:
  ADR-- American Depositary Receipt
  GDR-- Global Depositary Receipt

--------------------------------------------------------------------------------
At December 31, 2002 the Portfolio had the following futures contracts open:
(Note 1)

                        NUMBER OF                                           UNREALIZED
                        CONTRACTS  EXPIRATION   ORIGINAL     VALUE AT     APPRECIATION/
PURCHASES               ---------     DATE        VALUE      12/31/02     (DEPRECIATION)
---------                          ----------  -----------  -----------  ----------------
EURX Euro . . . . . .     1,022     March-03   $26,319,744  $25,685,937     $(633,807)
TOPIX Index . . . . .       130     March-03     5,603,568    5,667,380        63,812
FTSE Index. . . . . .        90     March-03     9,324,983    9,141,738      (183,245)
                                                                            ---------

                                                                         $   (753,240)
                                                                            =========


Investment security transactions for the year ended December 31, 2002 were as follows:

COST OF PURCHASES:
Stocks and long-term corporate debt
 securities . . . . . .                 $  563,403,924
NET PROCEEDS OF SALES
 AND REDEMPTIONS:
Stocks and long-term corporate debt
 securities . . . . . .                    149,145,075
As of December 31, 2002, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross
 unrealized appreciation                $   29,739,700
Aggregate gross
 unrealized depreciation                  (142,637,201)
                                        --------------
Net unrealized
 depreciation . . . . .                 $ (112,897,501)
                                        ==============
Federal income tax cost
 of investments . . . .                 $1,186,051,868
                                        ==============


At December 31, 2002, the Portfolio had loaned securities with a total value $49,597,646 which was secured by collateral of $52,138,684.

The Portfolio has a net capital loss carryforward of $459,201,153 of which $123,523,367 expires in the year 2008, $299,919,065 expires in the year 2009, and $35,758,721 expires in the year 2010.

Included in the capital loss carryforward amounts at December 31, 2002 are $396,478,116 of losses acquired from EQ/Alliance Global Portfolio as a result of the reorganizations as discussed in Note 8. Certain capital loss carryforwards may be subject to limitations on use persuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible not all of these capital losses will be available for use.


                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/ALLIANCE PREMIER GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2002

                                                     NUMBER              VALUE
                                                    OF SHARES          (NOTE 1)
-----------------------------------------------------------------------------------

         COMMON STOCKS:
         CONSUMER DISCRETIONARY (19.9%)
         DEPARTMENT STORES (4.9%)

                                                                     $
         Kohl's Corp.*. . . . . . . . . . .           528,400           29,563,980
                                                                      ------------
         GENERAL MERCHANDISE STORES (2.7%)
         Target Corp. . . . . . . . . . . .            97,000            2,910,000
         Wal-Mart Stores, Inc.. . . . . . .           265,900           13,430,609

                                                                      ------------
                                                                        16,340,609
                                                                      ------------
         HOME IMPROVEMENT RETAIL (4.7%)
         Lowe's Cos., Inc.. . . . . . . . .           755,500           28,331,250
                                                                      ------------
         MEDIA (6.5%)
         Comcast Corp., Special Class A^. .           485,400           10,965,186
         Viacom, Inc., Class B* . . . . . .           690,254           28,134,753

                                                                      ------------
                                                                        39,099,939
                                                                      ------------
         SPECIALTY STORES (1.1%)
         Bed Bath & Beyond, Inc.* . . . . .           193,700            6,688,461
                                                                      ------------
          TOTAL CONSUMER DISCRETIONARY  . .                            120,024,239
                                                                      ------------
         CONSUMER STAPLES (4.0%)
         DRUG RETAIL (2.5%)
         Walgreen Co. . . . . . . . . . . .           520,000           15,178,800
                                                                      ------------
         HOUSEHOLD PRODUCTS (1.5%)
         Procter & Gamble Co. . . . . . . .           100,700            8,654,158
                                                                      ------------
          TOTAL CONSUMER STAPLES  . . . . .                             23,832,958
                                                                      ------------
         FINANCIALS (26.6%)
         DIVERSIFIED FINANCIALS (19.1%)
         Citigroup, Inc.. . . . . . . . . .           666,462           23,452,798
         Fannie Mae . . . . . . . . . . . .            64,600            4,155,718
         Freddie Mac. . . . . . . . . . . .           520,000           30,706,000
         Goldman Sachs Group, Inc.. . . . .           125,300            8,532,930
         MBNA Corp. . . . . . . . . . . . .         1,883,575           35,825,596
         Merrill Lynch & Co., Inc.. . . . .           131,600            4,994,220
         Morgan Stanley . . . . . . . . . .           182,200            7,273,424

                                                                      ------------
                                                                       114,940,686
                                                                      ------------
         INSURANCE (7.5%)
         American International Group, Inc.           522,000           30,197,700

         Travelers Property Casualty Corp.,
          Class A*^ . . . . . . . . . . . .           796,721           11,671,963
         Travelers Property Casualty Corp.,
          Class B*. . . . . . . . . . . . .           221,013            3,237,840

                                                                      ------------
                                                                        45,107,503
                                                                      ------------
          TOTAL FINANCIALS  . . . . . . . .                            160,048,189
                                                                      ------------
         HEALTH CARE (23.0%)
         BIOTECHNOLOGY (2.2%)
         Amgen, Inc.* . . . . . . . . . . .           266,500           12,882,610
                                                                      ------------
         HEALTH CARE EQUIPMENT & SERVICES (13.0%)
         Boston Scientific Corp.* . . . . .            94,000            3,996,880
         Cardinal Health, Inc.. . . . . . .           370,300           21,918,057
         Medtronic, Inc.. . . . . . . . . .           175,300            7,993,680
         Tenet Healthcare Corp.*. . . . . .           591,500            9,700,600
         UnitedHealth Group, Inc. . . . . .           416,800           34,802,800

                                                                      ------------
                                                                        78,412,017
                                                                      ------------
         PHARMACEUTICALS (7.8%)
         Johnson & Johnson. . . . . . . . .           263,000           14,125,730
         Pfizer, Inc. . . . . . . . . . . .           860,825           26,315,420
         Pharmacia Corp.. . . . . . . . . .           158,000            6,604,400

                                                                      ------------
                                                                        47,045,550
                                                                      ------------
          TOTAL HEALTH CARE . . . . . . . .                            138,340,177
                                                                      ------------
         INDUSTRIALS (4.5%)
         AIRLINES (2.4%)
         Continental Airlines, Inc.,
          Class B*^ . . . . . . . . . . . .           438,200            3,176,950
                                                     NUMBER              VALUE
                                                    OF SHARES           (NOTE 1)
-----------------------------------------------------------------------------------

         KLM Royal Dutch Airlines N.V. (New                          $
          York Shares)^ . . . . . . . . . .           575,480            5,582,156
         Northwest Airlines Corp.*^ . . . .           783,600            5,751,624

                                                                      ------------
                                                                        14,510,730
                                                                      ------------
         COMMERCIAL SERVICES & SUPPLIES (0.4%)
         First Data Corp. . . . . . . . . .            72,700            2,574,307
                                                                      ------------
         INDUSTRIAL CONGLOMERATES (1.7%)
         General Electric Co. . . . . . . .           423,400           10,309,790
                                                                      ------------
          TOTAL INDUSTRIALS . . . . . . . .                             27,394,827
                                                                      ------------
         INFORMATION TECHNOLOGY (15.4%)
         APPLICATION SOFTWARE (0.5%)
         PeopleSoft, Inc.*. . . . . . . . .           169,600            3,103,680
                                                                      ------------
         COMPUTER HARDWARE (2.5%)
         Dell Computer Corp.* . . . . . . .           524,200           14,017,108
         Hewlett-Packard Co.. . . . . . . .            51,200              888,832

                                                                      ------------
                                                                        14,905,940
                                                                      ------------
         INTERNET SOFTWARE & SERVICES (0.9%)
         eBay, Inc.*. . . . . . . . . . . .            75,900            5,147,538
                                                                      ------------
         NETWORKING EQUIPMENT (0.5%)
         Cisco Systems, Inc.* . . . . . . .           238,500            3,124,350
                                                                      ------------
         SEMICONDUCTOR EQUIPMENT (1.2%)
         Applied Materials, Inc.* . . . . .           555,300            7,235,559
                                                                      ------------
         SEMICONDUCTORS (1.5%)
         Intel Corp.. . . . . . . . . . . .           290,100            4,516,857
         Micron Technology, Inc.* . . . . .           235,600            2,294,744
         Texas Instruments, Inc.. . . . . .           139,000            2,086,390

                                                                      ------------
                                                                         8,897,991
                                                                      ------------
         SYSTEMS SOFTWARE (5.0%)
         Microsoft Corp.* . . . . . . . . .           553,900           28,636,630
         VERITAS Software Corp.*. . . . . .           112,400            1,755,688

                                                                      ------------
                                                                        30,392,318
                                                                      ------------
         TELECOMMUNICATIONS EQUIPMENT (3.3%)
         Nokia OYJ  (ADR) . . . . . . . . .           990,800           15,357,400
         QUALCOMM, Inc.*. . . . . . . . . .           132,600            4,825,314

                                                                      ------------
                                                                        20,182,714
                                                                      ------------
          TOTAL INFORMATION TECHNOLOGY  . .                             92,990,090
                                                                      ------------
         TELECOMMUNICATION SERVICES (5.6%)
         WIRELESS TELECOMMUNICATION SERVICES (5.6%)
         AT&T Wireless Services, Inc.*. . .         2,742,195           15,493,402
         Sprint Corp. (PCS Group)*^ . . . .         1,807,300            7,915,974
         Vodafone Group plc (ADR)^. . . . .           555,500           10,065,660

                                                                      ------------
          TOTAL TELECOMMUNICATION SERVICES                              33,475,036
                                                                      ------------
         TOTAL COMMON STOCKS (99.0%)
          (Cost $705,452,361) . . . . . . .                            596,105,516
                                                                      ------------

                                                    PRINCIPAL
                                                     AMOUNT
                                                   -------------
         SHORT-TERM DEBT SECURITIES:
         TIME DEPOSIT (0.7%)
         J.P. Morgan Chase Nassau,
          0.73%, 1/2/03                            $4,440,182
          (Amortized Cost $4,440,182) . . .                              4,440,182
                                                                      ------------
         TOTAL INVESTMENTS (99.7%)
          (Cost/Amortized Cost
           $709,892,543). . . . . . . . . .                            600,545,698

         OTHER ASSETS LESS                                               1,790,203
          LIABILITIES (0.3%)  . . . . . . .                           ------------
         NET ASSETS (100%)  . . . . . . . .                           $602,335,901
                                                                      ============

EQ ADVISORS TRUST
EQ/ALLIANCE PREMIER GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2002
--------------------------------------------------------------------------------

---------
* Non-income producing.
^ All, or a portion of security out on loan (Note 1).
  Glossary:
  ADR-- American Depositary Receipt





Investment security transactions for the year ended December 31, 2002 were as follows:




COST OF PURCHASES:
Stocks and long-term
 corporate debt securities  . . . . . .                 $ 741,105,452
NET PROCEEDS OF SALES AND
 REDEMPTIONS:
Stocks and long-term corporate debt
 securities  . . . . . .                   820,909,710
As of December 31, 2002, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:


Aggregate gross
 unrealized appreciation                 $   3,751,998
Aggregate gross
 unrealized depreciation                  (159,963,046)
                                         -------------
Net unrealized
 depreciation  . . . . .                 $(156,211,048)
                                         =============
Federal income tax cost
 of investments. . . . .                 $ 756,756,746
                                         =============


At December 31, 2002, the Portfolio had loaned securities with a total value $24,718,570 which was secured by collateral of $25,061,850.

For the year ended December 31, 2002, the Portfolio incurred approximately $1,640 as brokerage commissions with Bernstein (Sanford C.) & Co., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $632,861,670 of which $374,280,081 expires in the year 2009 and $258,581,589 expires in the year 2010.


                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/ALLIANCE QUALITY BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2002

                                             PRINCIPAL              VALUE
                                               AMOUNT             (NOTE 1)
-------------------------------------------------------------------------------

     LONG-TERM DEBT SECURITIES:
     CONSUMER DISCRETIONARY (2.6%)
     AUTOMOBILES (0.9%)
     Ford Motor Co.

                                            $                  $
      7.45%, 7/16/31 . . . . . . . .           5,610,000            4,879,965
                                                                -------------
     GENERAL MERCHANDISE STORES (0.2%)
     Target Corp.
      5.875%, 3/1/12^. . . . . . . .             690,000              748,095
                                                                -------------
     MEDIA (1.5%)
     Comcast Cable Communications,
      Inc.
      6.20%, 11/15/08. . . . . . . .           1,700,000            1,760,144
     COX Communications, Inc.
      7.125%, 10/1/12. . . . . . . .             720,000              799,729
     Time Warner Entertainment LP
      8.375%, 3/15/23. . . . . . . .           4,395,000            4,945,610
      8.375%, 7/15/33. . . . . . . .             415,000              469,921

                                                                -------------
                                                                    7,975,404
                                                                -------------
      TOTAL CONSUMER DISCRETIONARY .                               13,603,464
                                                                -------------
     CONSUMER STAPLES (0.6%)
     FOOD PRODUCTS (0.5%)
     Kraft Foods, Inc.
      5.625%, 11/1/11. . . . . . . .           2,760,000            2,950,617
                                                                -------------
     FOOD RETAIL (0.1%)
     Kroger Co.
      6.75%, 4/15/12 . . . . . . . .             325,000              359,646
                                                                -------------
      TOTAL CONSUMER STAPLES . . . .                                3,310,263
                                                                -------------
     ENERGY (1.9%)
     INTEGRATED OIL & GAS (1.3%)
     Amerada Hess Corp.
      7.875%, 10/1/29. . . . . . . .           1,470,000            1,699,592
     Conoco Funding Co.
      5.45%, 10/15/06^ . . . . . . .             990,000            1,068,572
     Conoco, Inc.
      6.95%, 4/15/29 . . . . . . . .           2,515,000            2,850,458
     Petronas Capital Ltd.
      7.00%, 5/22/12(S)^ . . . . . .           1,090,000            1,186,981

                                                                -------------
                                                                    6,805,603
                                                                -------------
     OIL & GAS EXPLORATION & PRODUCTION (0.6%)
     Devon Energy Corp.
      7.95%, 4/15/32 . . . . . . . .             585,000              703,292
     Devon Funding Corp.
      7.875%, 9/30/31. . . . . . . .           1,140,000            1,342,597
     Kerr-McGee Corp.
      7.875%, 9/15/31. . . . . . . .             930,000            1,136,086

                                                                -------------
                                                                    3,181,975
                                                                -------------
      TOTAL ENERGY . . . . . . . . .                                9,987,578
                                                                -------------
     FINANCIALS (84.7%)
     ASSET BACKED (2.1%)
     Abbey National Capital Trust I
      8.96%, 12/31/49. . . . . . . .           1,195,000            1,481,568
     American Express Master Trust,
      Series 02-1 A
      1.91%, 12/15/05. . . . . . . .           4,185,000            4,188,498
     Discover Card Master Trust I,
      Series 00-9 A
      6.35%, 7/15/08 . . . . . . . .           1,795,000            1,981,546
     Nomura Asset Securities Corp.,
      Series 98-D6 A1B
      6.59%, 3/15/30^. . . . . . . .           3,115,000            3,535,740

                                                                -------------
                                                                   11,187,352
                                                                -------------
 BANKS (3.5%)
     Bank of America Corp.
      6.25%, 4/15/12^. . . . . . . .           1,705,000            1,896,831
                                             PRINCIPAL              VALUE
                                               AMOUNT              (NOTE 1)
-------------------------------------------------------------------------------

     Bank One Corp.
                                            $                  $
      7.875%, 8/1/10 . . . . . . . .           1,400,000            1,677,907
      7.625%, 10/15/26 . . . . . . .           1,095,000            1,320,600
     Barclays Bank plc
      7.375%, 6/29/49(S) . . . . . .              65,000               74,624
      8.55%, 12/31/49(S) . . . . . .           1,070,000            1,306,139
     Great Western Financial Trust
      II, Series A
      8.206%, 2/1/27 . . . . . . . .           1,760,000            1,889,531
     HSBC Capital Funding LP
      10.176%, 12/29/49(S) . . . . .             790,000            1,108,447
     Royal Bank of Scotland
      Group plc
      7.648%, 12/31/49 . . . . . . .           1,590,000            1,840,299
     Standard Chartered Bank
      8.00%, 5/30/31(S). . . . . . .             375,000              431,755
     UniCredito Italiano Capital
      Trust II
      9.20%, 12/31/49(S)(e). . . . .           1,790,000            2,199,665
     US Bank NA Minneapolis
      6.375%, 8/1/11 . . . . . . . .           2,025,000            2,271,147
     Washington Mutual Finance Corp.

      6.875%, 5/15/11. . . . . . . .           2,215,000            2,472,097

                                                                -------------
                                                                   18,489,042
                                                                -------------
     COLLATERALIZED MORTGAGE OBLIGATIONS (2.4%)
     Bear Stearns Commercial Mortgage
      Securities,
      Series 02-PBW1 A2
      4.72%, 11/11/35. . . . . . . .           2,150,000            2,174,188
        Series 02-TOP8 A2
      4.83%, 8/15/38^. . . . . . . .           2,250,000            2,290,073
     Commercial Mortgage Asset Trust,
      Series 99-C1 A3
      6.64%, 9/17/10^. . . . . . . .           3,335,000            3,800,112
     GE Capital Commercial Mortgage Corp.,
      Series 02-1A A2
      5.99%, 12/10/35. . . . . . . .           1,605,000            1,772,773
     Morgan Stanley Dean Witter Capital I,
      Series 02-IQ3 A4
      5.08%, 12/15/12. . . . . . . .           2,910,000            3,007,834

                                                                -------------
                                                                   13,044,980
                                                                -------------
     DIVERSIFIED FINANCIALS (6.5%)
     Chase Manhattan Corp.
      6.375%, 4/1/08 . . . . . . . .           1,990,000            2,176,650
     CIT Group, Inc.
      5.50%, 11/30/07. . . . . . . .             595,000              608,315
      6.875%, 11/1/09. . . . . . . .             550,000              591,609
     Citicorp
      6.375%, 11/15/08 . . . . . . .           1,915,000            2,142,895
     Citigroup, Inc.
      7.25%, 10/1/10 . . . . . . . .           3,145,000            3,650,933
     Countrywide Home Loan
      4.25%, 12/19/07^ . . . . . . .           1,295,000            1,310,666
     Ford Motor Credit Co.
      6.50%, 1/25/07 . . . . . . . .           2,075,000            2,049,517
     General Electric Capital Corp.
      5.45%, 1/15/13 . . . . . . . .           1,090,000            1,132,222
      6.75%, 3/15/32 . . . . . . . .           2,115,000            2,338,323
     General Motors Acceptance Corp.

      6.875%, 9/15/11. . . . . . . .           2,670,000            2,662,684
      8.00%, 11/1/31 . . . . . . . .           3,545,000            3,564,302
     Goldman Sachs Group, Inc.
      5.70%, 9/1/12. . . . . . . . .           1,625,000            1,690,073
     Household Finance Corp.
      6.50%, 11/15/08. . . . . . . .           1,730,000            1,860,118
      7.00%, 5/15/12 . . . . . . . .             670,000              733,844
      7.35%, 11/27/32. . . . . . . .             140,000              150,909

                                            60


EQ ADVISORS TRUST
EQ/ALLIANCE QUALITY BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002

                                             PRINCIPAL              VALUE
                                               AMOUNT             (NOTE 1)
-------------------------------------------------------------------------------

     J.P. Morgan Chase & Co.
      6.75%, 2/1/11^ . . . . . . . .        $  2,455,000        $   2,669,123
     Lehman Brothers Holdings. Inc.
      6.625%, 1/18/12. . . . . . . .           1,505,000            1,665,779
     Morgan Stanley
      7.25%, 4/1/32. . . . . . . . .           1,315,000            1,498,199
     National Rural Utilities
      7.25%, 3/1/12. . . . . . . . .             440,000              504,644
     Sprint Capital Corp.
      7.625%, 1/30/11^ . . . . . . .           1,670,000            1,586,500

                                                                -------------
                                                                   34,587,305
                                                                -------------
     FOREIGN GOVERNMENT (5.8%)
     Bundesbank Obligation
      4.50%, 8/17/07 . . . . . . . .          19,445,000           21,329,957
     French Treasury Note
      4.75%, 7/12/07 . . . . . . . .           4,905,000            5,438,109
     Quebec Province
      7.50%, 9/15/29 . . . . . . . .           1,675,000            2,088,973
     United Mexican States
      8.30%, 8/15/31^. . . . . . . .           1,650,000            1,740,750

                                                                -------------
                                                                   30,597,789
                                                                -------------
     INSURANCE (0.3%)
     American General Finance Corp.

      4.50%, 11/15/07^ . . . . . . .             735,000              756,712
     Metlife, Inc.
      6.50%, 12/15/32. . . . . . . .             615,000              638,324

                                                                -------------
                                                                    1,395,036
                                                                -------------
     U.S. GOVERNMENT (20.7%)
     U.S. Treasury Bonds
      5.375%, 2/15/31^ . . . . . . .          19,960,000           21,759,514
     U.S. Treasury Notes
      3.25%, 5/31/04^. . . . . . . .          53,135,000           54,550,570
      1.75%, 12/31/04. . . . . . . .          13,290,000           13,329,458
      4.375%, 5/15/07^ . . . . . . .           8,855,000            9,508,747
      4.031%, 1/15/08^ . . . . . . .           7,911,228            8,680,104
      4.00%, 11/15/12^ . . . . . . .           2,250,000            2,281,817

                                                                -------------
                                                                   88,350,696
                                                                -------------
     U.S. GOVERNMENT AGENCIES (43.4%)
     Federal Home Loan Mortgage Corp.
      3.50%, 9/15/07^. . . . . . . .           9,680,000            9,881,644
      7.00%, 10/1/31 . . . . . . . .             109,704              115,306
      7.00%, 6/1/32. . . . . . . . .           2,446,942            2,571,885
     Federal National Mortgage Association
      5.50%, 1/25/17 TBA . . . . . .          12,875,000           13,337,702
      6.00%, 1/25/17 TBA . . . . . .          25,240,000           26,375,800
      6.50%, 1/15/32 TBA . . . . . .          58,510,000           60,905,282
      6.00%, 1/25/32 TBA . . . . . .          69,090,000           71,400,231
      7.00%, 1/25/32 TBA . . . . . .          27,260,000           28,665,580
     Government National Mortgage Association
      6.50%, 12/15/29. . . . . . . .              65,146               68,422
      6.50%, 10/15/31. . . . . . . .             898,628              943,824
      6.50%, 6/15/32 . . . . . . . .           2,642,136            2,775,020
      6.50%, 1/15/32 TBA . . . . . .          12,600,000           13,214,250

                                                                -------------
                                                                  230,254,946
                                                                -------------
      TOTAL FINANCIALS . . . . . . .                              449,666,660
                                                                -------------
     HEALTH CARE (0.5%)
     HEALTH CARE EQUIPMENT & SERVICES (0.4%)
     Anthem, Inc.
      6.80%, 8/1/12. . . . . . . . .           1,095,000            1,191,471
     Health Net, Inc.
      8.375%, 4/15/11. . . . . . . .             710,000              818,621
                                                                -------------
                                                                    2,010,092
                                                                -------------
                                             PRINCIPAL              VALUE
                                               AMOUNT             (NOTE 1)
-------------------------------------------------------------------------------

     PHARMACEUTICALS (0.1%)
     Bristol-Myers Squibb Co.

                                            $                  $
      4.75%, 10/1/06 . . . . . . . .             720,000              759,215
                                                                -------------
      TOTAL HEALTH CARE  . . . . . .                                2,769,307
                                                                -------------
     INDUSTRIALS (0.6%)
     MACHINERY (0.3%)
     John Deere Capital Corp.
      4.50%, 8/22/07 . . . . . . . .           1,285,000            1,327,019
                                                                -------------
     RAILROADS (0.3%)
     CSX Corp.
      7.95%, 5/1/27^ . . . . . . . .           1,360,000            1,668,613
                                                                -------------
      TOTAL INDUSTRIALS  . . . . . .                                2,995,632
                                                                -------------
     INFORMATION TECHNOLOGY (0.1%)
     IT CONSULTING & SERVICES (0.1%)
     Science Applications
      International Corp.
      6.25%, 7/1/12. . . . . . . . .             400,000              431,445
                                                                -------------
     MATERIALS (0.5%)
     PAPER & FOREST PRODUCTS (0.5%)
     MeadWestvaco Corp.
      6.85%, 4/1/12. . . . . . . . .             755,000              837,770
      8.20%, 1/15/30 . . . . . . . .           1,485,000            1,726,112

                                                                -------------
      TOTAL MATERIALS  . . . . . . .                                2,563,882
                                                                -------------
     TELECOMMUNICATION SERVICES (3.2%)
     DIVERSIFIED TELECOMMUNICATION SERVICES (1.7%)

     AT&T Corp.
      7.30%, 11/15/11. . . . . . . .           2,245,000            2,453,798
      6.50%, 3/15/13 . . . . . . . .           2,515,000            2,522,864
      9.455%, 11/15/22 . . . . . . .             910,000            1,072,232
     British Telecommunications plc
      8.625%, 12/15/30 . . . . . . .           1,155,000            1,472,510
     Verizon Global Funding Corp.
      7.375%, 9/1/12^. . . . . . . .           1,150,000            1,323,120

                                                                -------------
                                                                    8,844,524
                                                                -------------
     WIRELESS TELECOMMUNICATION SERVICES (1.5%)
     AT&T Wireless Services, Inc.
      8.75%, 3/1/31. . . . . . . . .           2,070,000            2,028,600
     Verizon Wireless, Inc.
      1.81%, 12/17/03. . . . . . . .           5,500,000            5,461,159
     Vodafone Group plc
      7.875%, 2/15/30. . . . . . . .             610,000              735,151

                                                                -------------
                                                                    8,224,910
                                                                -------------

      TOTAL TELECOMMUNICATION                                      17,069,434
       SERVICES  . . . . . . . . . .                            -------------
     UTILITIES (1.2%)
     ELECTRIC UTILITIES (0.5%)
     Carolina Power & Light Co.
      6.50%, 7/15/12 . . . . . . . .             615,000              672,366
     Cincinnati Gas & Electric Co.
      5.70%, 9/15/12 . . . . . . . .             535,000              548,401
     FirstEnergy Corp.
      7.375%, 11/15/31 . . . . . . .             540,000              523,468
     Public Service Co. of
      Colorado, Inc.
      7.875%, 10/1/12(S) . . . . . .             305,000              340,470
     Teco Energy, Inc.
      6.125%, 5/1/07 . . . . . . . .             805,000              700,350

                                                                -------------
                                                                    2,785,055
                                                                -------------
     GAS UTILITIES (0.6%)
     KeySpan Corp.
      7.25%, 11/15/05. . . . . . . .           1,955,000            2,192,228

61

EQ ADVISORS TRUST
EQ/ALLIANCE QUALITY BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2002


                                             PRINCIPAL              VALUE
                                               AMOUNT             (NOTE 1)
-------------------------------------------------------------------------------

     NiSource Finance Corp.
      7.875%, 11/15/10^. . . . . . .        $    790,000        $     868,231

                                                                -------------
                                                                    3,060,459
                                                                -------------
     MULTI - UTILITIES (0.1%)
     MidAmerican Energy Holdings Co.. . . . . . . . . .
      5.875%, 10/1/12(b) . . . . . .             540,000              547,414
                                                                -------------
      TOTAL UTILITIES  . . . . . . .                                6,392,928
                                                                -------------
     TOTAL LONG-TERM DEBT SECURITIES
      (95.9%)
      (Cost $496,709,673). . . . . .                              508,790,593
                                                                -------------
     SHORT-TERM DEBT SECURITIES:
     TIME DEPOSIT (0.1%)
     J.P. Morgan Chase Nassau,
      0.73%,  1/2/03 . . . . . . . .             367,523              367,523
                                                                -------------
     U.S. GOVERNMENT (5.5%)
     U.S. Treasury Note
      5.50%, 2/28/03^. . . . . . . .          29,110,000           29,309,060
                                                                -------------
     U.S. GOVERNMENT AGENCY (38.8%)
     Federal Home Loan Mortgage Corp.
      (Discount Note) 1/2/03 . . . .         206,300,000          206,291,403
                                                                -------------
     TOTAL SHORT-TERM DEBT SECURITIES
      (44.4%)
      (Amortized Cost $235,967,986).                              235,967,986
                                                                -------------
                                                                    VALUE
                                                                   (NOTE 1)
-------------------------------------------------------------------------------

     TOTAL INVESTMENTS (140.3%)
      (Cost/Amortized Cost
       $732,677,659) . . . . . . . .                            $ 744,758,579

     OTHER ASSETS LESS LIABILITIES                               (213,869,632)
      (-40.3%) . . . . . . . . . . .                            -------------
     NET ASSETS (100%) . . . . . . .                            $ 530,888,947
                                                                =============

At December 31, 2002 the portfolio had outstanding foreign currency contracts to sell foreign currencies as follows: (Note 1)

Investment security transactions for the year ended
December 31, 2002 were as follows:



		                         Local        Cost on 	   U.S. $          Unrealized
		                        Contract     Origination Current         Appreciation/
	                               Amount         Date         Value          (Depreciation)
		                        (000's)
                             	     ----------	------------  --------------     ------------
Foreign Currency Sell Contracts
European Union, expiring 01/21/03   26,007      $26,527,430        $27,270,291	$(742,861)

Investment security transactions for the year
ended December 31, 2002 were as follows:
Cost of Purchases:
Stocks and long-term corporate debt securities...$2,510,326,594
U.S. Government securities . . . . . . . 597,149,752
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities....2,406,031,159
U.S. Government securities . . . . . . . . . 503,740,005
As of December 31, 2002, the gross unrealized appreciation
(depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:
Aggregate gross unrealized appreciation. . . $ 12,771,096
Aggregate gross unrealized depreciation. . .  . (755,637)
                                             -------------
Net unrealized appreciation . . . . . . . .. $ 12,015,459
                                            -------------
Federal income tax cost of investments . .  $ 732,743,120
                                            =============
At December 31, 2002, the Portfolio had loaned securities with a total value $124,311,663 which was secured by collateral of $126,649,497.

The Portfolio utilized net capital loss carryforward of $3,588,687 during 2002.


                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/ALLIANCE SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2002

                                                   NUMBER OF            VALUE
                                                    SHARES             NOTE 1)
----------------------------------------------------------------------------------

         COMMON STOCKS:
         CONSUMER DISCRETIONARY  (13.6%)
         APPAREL RETAIL  (1.3%)
         Abercrombie & Fitch Co.,                                   $
          Class A* . . . . . . . . . . . .            209,200           4,280,232
         Chico's FAS, Inc.*. . . . . . . .            216,500           4,094,015

                                                                     ------------
                                                                        8,374,247
                                                                     ------------
         AUTO COMPONENTS  (0.0%)
         AutoZone, Inc.* . . . . . . . . .                610              43,096
                                                                     ------------
         CASINOS & GAMING  (1.8%)
         Alliance Gaming Corp.*. . . . . .            298,800           5,088,564
         Station Casinos, Inc.*. . . . . .            336,200           5,950,740

                                                                     ------------
                                                                       11,039,304
                                                                     ------------
         CATALOG RETAIL  (1.9%)
         MSC Industrial Direct Co.,
          Class A* . . . . . . . . . . . .            364,200           6,464,550
         Valuevision International, Inc.,
          Class A* . . . . . . . . . . . .            386,600           5,791,268

                                                                     ------------
                                                                       12,255,818
                                                                     ------------
         COMPUTER & ELECTRONICS RETAIL  (1.0%)
         Alliance Data Systems Corp.*. . .              5,375              95,245
         GameStop Corp.* . . . . . . . . .            300,160           2,941,568
         Ultimate Electronics, Inc.* . . .            316,500           3,212,475

                                                                     ------------
                                                                        6,249,288
                                                                     ------------
         GENERAL MERCHANDISE STORES  (0.0%)
         Dollar Tree Stores, Inc.* . . . .              3,315              81,450
                                                                     ------------
         LEISURE FACILITIES  (1.1%)

         Regal Entertainment Group,                   326,900           7,002,198
          Class A* . . . . . . . . . . . .                           ------------
         LEISURE PRODUCTS  (0.8%)
         Leapfrog Enterprises, Inc.* . . .            208,000           5,231,200
                                                                     ------------
         MEDIA  (2.4%)
         Cox Radio, Inc., Class A* . . . .              4,030              91,924
         Hispanic Broadcasting Corp.*. . .            409,100           8,407,005
         Lin TV Corp., Class A*. . . . . .              4,060              98,861
         Radio One, Inc., Class D* . . . .            415,000           5,988,450
         Westwood One, Inc.* . . . . . . .              6,745             251,993

                                                                     ------------
                                                                       14,838,233
                                                                     ------------
         PHOTOGRAPHIC PRODUCTS  (1.4%)
         Scansource, Inc.* . . . . . . . .            174,700           8,612,710
                                                                     ------------
         RESTAURANTS  (0.6%)
         Krispy Kreme Doughnuts, Inc.* . .              5,705             192,658
         Ruby Tuesday, Inc.. . . . . . . .            198,000           3,423,420

                                                                     ------------
                                                                        3,616,078
                                                                     ------------
         SPECIALTY STORES  (1.3%)
         Bed Bath & Beyond, Inc.*. . . . .              5,400             186,462
         Hollywood Entertainment Corp.*. .            511,800           7,728,180
         Talbots, Inc. . . . . . . . . . .              2,700              74,331

                                                                     ------------
                                                                        7,988,973
                                                                     ------------
          TOTAL CONSUMER DISCRETIONARY . .                             85,332,595
                                                                     ------------
         ENERGY  (6.2%)
         OIL & GAS DRILLING  (0.0%)
         Nabors Industries, Ltd.*. . . . .              2,130              75,125
                                                                     ------------
         OIL & GAS EQUIPMENT & SERVICES  (2.6%)
         BJ Services Co.*. . . . . . . . .              5,375             173,666
         Cooper Cameron Corp.* . . . . . .            134,500           6,700,790
         Spinnaker Exploration Co.*. . . .            173,700           3,830,085
         W-H Energy Services, Inc.*. . . .            392,400           5,725,116

                                                                     ------------
                                                                       16,429,657
                                                                     ------------
         OIL & GAS EXPLORATION & PRODUCTION  (2.3%)
         Newfield Exploration Co.* . . . .            196,100           7,069,405
         Ocean Energy, Inc.. . . . . . . .              7,385             147,479
         Pogo Producing Co.. . . . . . . .            194,300           7,237,675

                                                                     ------------
                                                                       14,454,559
                                                                     ------------
                                                   NUMBER OF            VALUE
                                                    SHARES            (NOTE 1)
----------------------------------------------------------------------------------

         OIL & GAS REFINING & MARKETING  (1.3%)

                                                                    $
         Premcor, Inc.*. . . . . . . . . .            353,000           7,847,190
                                                                     ------------
          TOTAL ENERGY . . . . . . . . . .                             38,806,531
                                                                     ------------
         FINANCIALS  (11.1%)
         BANKS  (3.1%)
         Commercial Capital Bancorp, Inc.*            122,000           1,082,140

         Investors Financial Services Corp.           233,500           6,395,565
         New York Community
          Bancorp, Inc.. . . . . . . . . .            111,900           3,231,672
         Southwest Bancorporation of
          Texas, Inc.* . . . . . . . . . .            312,800           9,011,768

                                                                     ------------
                                                                       19,721,145
                                                                     ------------
         DIVERSIFIED FINANCIALS  (3.6%)
         A.G. Edwards, Inc.. . . . . . . .            222,300           7,327,008
         Affiliated Managers Group, Inc.*.            173,700           8,737,110
         BlackRock, Inc.*. . . . . . . . .            158,800           6,256,720

                                                                     ------------
                                                                       22,320,838
                                                                     ------------
         INSURANCE  (3.2%)
         Radian Group, Inc.. . . . . . . .            235,300           8,741,395
         Renaissance Reinsurance
          Holdings Ltd.. . . . . . . . . .            115,800           4,585,680
         Stancorp Financial Group, Inc.. .            136,400           6,663,140

                                                                     ------------
                                                                       19,990,215
                                                                     ------------
         INVESTMENT COMPANIES  (1.2%)
         American Capital Strategies Ltd..            342,500           7,394,575
                                                                     ------------
          TOTAL FINANCIALS . . . . . . . .                             69,426,773
                                                                     ------------
         HEALTH CARE  (24.2%)
         BIOTECHNOLOGY  (5.9%)
         Charles River Laboratories
          International, Inc.* . . . . . .            171,860           6,613,173
         Gilead Sciences, Inc.*. . . . . .              6,715             228,310
         Integra LifeSciences
          Holdings Corp.*. . . . . . . . .            439,100           7,750,115
         InterMune, Inc.*. . . . . . . . .            220,400           5,622,404
         Martek Biosciences Corp.* . . . .            205,100           5,160,316
         The Medicines Co.*. . . . . . . .            713,000          11,422,260

                                                                     ------------
                                                                       36,796,578
                                                                     ------------
         HEALTH CARE EQUIPMENT & SERVICES  (14.8%)
         Abgenix, Inc.*. . . . . . . . . .            190,400           1,403,248
         Accredo Health, Inc.* . . . . . .            264,300           9,316,575
         AmerisourceBergen Corp. . . . . .             61,174           3,322,360
         Anthem, Inc.* . . . . . . . . . .              2,420             152,218
         Caremark Rx, Inc.*. . . . . . . .              7,860             127,725
         Community Health Systems, Inc.* .            265,245           5,461,394
         First Health Group Corp.* . . . .              5,400             131,490
         Henry Schein, Inc.* . . . . . . .             90,000           4,050,000
         LifePoint Hospitals, Inc.*. . . .            121,420           3,634,222
         Mid Atlantic Medical
          Services, Inc.*. . . . . . . . .            198,000           6,415,200
         Omnicare, Inc.. . . . . . . . . .            339,900           8,099,817
         OraSure Technologies, Inc.* . . .            699,000           3,809,550
         Pediatrix Medical Group, Inc.*. .            132,600           5,311,956
         Priority Healthcare Corp., Class
          B* . . . . . . . . . . . . . . .            222,300           5,157,360
         PSS World Medical, Inc.*. . . . .            879,700           6,017,148
         Stericycle, Inc.* . . . . . . . .            211,100           6,835,207
         Therasense, Inc.* . . . . . . . .            384,800           3,213,080
         United Therapeutics Corp.*. . . .            534,900           8,932,830
         VistaCare, Inc., Class A* . . . .             72,500           1,160,725
         WellChoice, Inc.* . . . . . . . .            242,800           5,815,060
         Wright Medical Group, Inc.* . . .            257,800           4,500,930

                                                                     ------------
                                                                       92,868,095
                                                                     ------------
         PHARMACEUTICALS  (3.5%)
         Axcan Pharma, Inc.* . . . . . . .            558,500           6,573,545
         Scios, Inc.*. . . . . . . . . . .            263,400           8,581,572

63

EQ ADVISORS TRUST
EQ/ALLIANCE SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002

                                                   NUMBER OF            VALUE
                                                    SHARES             (NOTE 1)
----------------------------------------------------------------------------------

         Trimeris, Inc.* . . . . . . . . .            151,800        $  6,541,062

                                                                     ------------
                                                                       21,696,179
                                                                     ------------
          TOTAL HEALTH CARE  . . . . . . .                            151,360,852
                                                                     ------------
         INDUSTRIALS  (17.1%)
         AEROSPACE & DEFENSE  (3.2%)
         Aeroflex, Inc.* . . . . . . . . .            541,650           3,737,385
         Alliant Techsystems, Inc.*. . . .            120,500           7,513,175
         United Defense Industries, Inc.*.            375,400           8,746,820

                                                                     ------------
                                                                       19,997,380
                                                                     ------------
         COMMERCIAL SERVICES & SUPPLIES  (11.0%)
         Apollo Group, Inc., Class A*. . .              5,390             237,160
         C.H. Robinson Worldwide, Inc. . .            298,820           9,323,184
         Career Education Corp.* . . . . .            142,000           5,680,000
         Expeditors International of
          Washington, Inc. . . . . . . . .            235,305           7,682,708
         Iron Mountain, Inc.*. . . . . . .            344,070          11,357,751
         Manpower, Inc.. . . . . . . . . .            250,300           7,984,570
         Medical Staffing Network
          Holdings, Inc.*. . . . . . . . .            375,400           6,006,400
         Philadelphia Suburban Corp. . . .            280,200           5,772,120
         Rent-A-Center, Inc.*. . . . . . .            153,900           7,687,305
         Robert Half International, Inc.*.              4,000              64,440
         Strayer Education, Inc. . . . . .            125,100           7,193,250

                                                                     ------------
                                                                       68,988,888
                                                                     ------------
         ELECTRICAL EQUIPMENT  (0.6%)

         Varian Semiconductor Equipment               166,200           3,949,078
          Associates, Inc.*. . . . . . . .                           ------------
         MACHINERY  (2.3%)
         Idex Corp.. . . . . . . . . . . .            274,600           8,979,420
         Navistar International Corp.* . .            205,500           4,995,705

                                                                     ------------
                                                                       13,975,125
                                                                     ------------
          TOTAL INDUSTRIALS  . . . . . . .                            106,910,471
                                                                     ------------
         INFORMATION TECHNOLOGY  (21.1%)
         AEROSPACE & DEFENSE  (1.6%)

         L-3 Communications                           226,400          10,167,624
          Holdings, Inc.*. . . . . . . . .                           ------------
         APPLICATION SOFTWARE  (3.6%)
         Hyperion Solutions Corp.* . . . .            310,100           7,960,267
         Informatica Corp.*. . . . . . . .          1,264,500           7,283,520
         NetIQ Corp.*. . . . . . . . . . .            198,000           2,445,300
         Quest Software, Inc.* . . . . . .            300,800           3,101,248
         Take-Two Interactive
          Software, Inc.*. . . . . . . . .             86,200           2,024,838

                                                                     ------------
                                                                       22,815,173
                                                                     ------------
         COMPUTER HARDWARE  (1.0%)
         CDW Computer Centers, Inc.* . . .            138,200           6,060,070
                                                                     ------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS  (3.9%)
         Amphenol Corp., Class A*. . . . .            263,400          10,009,200
         Avocent Corp.*. . . . . . . . . .            242,400           5,386,128
         Tektronix, Inc.*. . . . . . . . .            491,200           8,934,928

                                                                     ------------
                                                                       24,330,256
                                                                     ------------
         INTERNET SOFTWARE & SERVICES  (1.0%)
         Getty Images, Inc.* . . . . . . .            205,500           6,278,025
                                                                     ------------
         IT CONSULTING & SERVICES  (2.2%)
         Accenture Ltd., Class A*. . . . .              7,020             126,290
         Affiliated Computer Services,
          Inc., Class A* . . . . . . . . .              2,700             142,155
         Corporate Executive Board Co.*. .            188,620           6,020,750
         Hewitt Associates, Inc.*. . . . .            229,000           7,257,010
         The BISYS Group, Inc.*. . . . . .              8,020             127,518

                                                                     ------------
                                                                       13,673,723
                                                                     ------------
                                                   NUMBER OF            VALUE
                                                    SHARES            (NOTE 1)
----------------------------------------------------------------------------------

         SEMICONDUCTOR EQUIPMENT  (4.4%)
         AMTI, Inc.* . . . . . . . . . . .            401,600        $  7,437,632
         Cymer, Inc. . . . . . . . . . . .            129,300           4,169,925
         Exar Corp.* . . . . . . . . . . .            513,600           6,368,640
         Integrated Circuit Systems, Inc.*            512,900           9,360,425
         Microchip Technology, Inc.* . . .             10,760             263,082

                                                                     ------------
                                                                       27,599,704
                                                                     ------------
         SEMICONDUCTORS  (0.9%)
         Fairchild Semiconductor
          International, Inc., Class A*. .            536,100           5,741,631
         Maxim Integrated Products, Inc.*.              3,360             111,015

                                                                     ------------
                                                                        5,852,646
                                                                     ------------
         SYSTEMS SOFTWARE  (2.5%)
         Cognos, Inc.* . . . . . . . . . .            316,000           7,410,200
         Imation, Corp.* . . . . . . . . .            226,000           7,928,080

                                                                     ------------
                                                                       15,338,280
                                                                     ------------
          TOTAL INFORMATION TECHNOLOGY . .                            132,115,501
                                                                     ------------
         MATERIALS  (3.0%)
         CHEMICALS  (1.3%)
         Georgia Gulf Corp.. . . . . . . .            336,200           7,779,668
                                                                     ------------
         CONTAINERS & PACKAGING  (1.7%)
         Pactiv Corp.* . . . . . . . . . .            497,900          10,884,094
                                                                     ------------
          TOTAL MATERIALS  . . . . . . . .                             18,663,762
                                                                     ------------
         TELECOMMUNICATION SERVICES  (0.8%)
         DIVERSIFIED TELECOMMUNICATION SERVICES  (0.8%)
         Plantronics, Inc.*. . . . . . . .            326,900           4,945,997
                                                                     ------------
         UTILITIES  (0.5%)
         MULTI - UTILITIES  (0.5%)
         Power-One, Inc.*. . . . . . . . .            588,800           3,338,496
                                                                     ------------
         TOTAL COMMON STOCKS (97.6%)
          (Cost $640,827,487). . . . . . .                            610,900,978
                                                                     ------------

                                                   PRINCIPAL
                                                    AMOUNT
                                                  -------------
         SHORT-TERM DEBT SECURITIES:
         TIME DEPOSIT (2.3%)
         J.P. Morgan Chase Nassau,
          0.73%, 1/2/03                           $14,234,146
          (Amortized Cost $14,234,146) . .                             14,234,146
                                                                     ------------
         TOTAL INVESTMENTS (99.9%)
          (Cost/Amortized Cost
           $655,061,633) . . . . . . . . .                            625,135,124

         OTHER ASSETS LESS LIABILITIES                                    950,080
          (0.1%) . . . . . . . . . . . . .                           ------------
         NET ASSETS (100%) . . . . . . . .                           $626,085,204
                                                              ============

EQ ADVISORS TRUST
EQ/ALLIANCE SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2002
--------------------------------------------------------------------------------

Investment security transactions for the year ended December 31, 2002 were as follows:

COST OF PURCHASES:
Stocks and long-term corporate debt
 securities  . . . . . .                 $ 823,387,072
NET PROCEEDS OF SALES AND
 REDEMPTIONS:
Stocks and long-term corporate debt
 securities  . . . . . .                   776,678,413

As of December 31, 2002, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross
 unrealized appreciation                 $  41,631,819
Aggregate gross
 unrealized depreciation                   (97,424,198)
                                         -------------
Net unrealized
 depreciation  . . . . .                 $(55,792,379)
                                         =============
Federal income tax cost
 of investments. . . . .                 $ 680,927,503
                                         =============


For the year ended December 31, 2002, the Portfolio incurred approximately $18,895 as brokerage commissions with Bernstein (Sanford C.) & Co., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $272,089,356 of which $2,260,770 expires in the year 2008, $73,567,938 expires in the year 2009 and
 $196,260,648 expires in the year 2010.

Included in the capital loss carryforward amounts at December 31, 2002 are $5,056,367 of losses acquired from EQ/AXP Strategy Aggressive as a result of the reorganizations as discussed in Note 8. Certain capital loss carryforwards may be subject to limitations on use persuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible not all of these capital losses will be available for use.
                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/ALLIANCE TECHNOLOGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2002

                                                    NUMBER OF           VALUE
                                                     SHARES            (NOTE 1)
----------------------------------------------------------------------------------

         COMMON STOCKS:
         CONSUMER DISCRETIONARY (8.3%)
         MEDIA (8.3%)
                                                                    $
         Comcast Corp. . . . . . . . . . . .           81,747           1,926,777
         Comcast Corp., Special Class A. . .           45,400           1,025,586
         COX Communications, Inc.,
          Class A* . . . . . . . . . . . . .          172,500           4,899,000
         Macrovision Corp.*. . . . . . . . .          123,400           1,979,336
         Viacom, Inc., Class B*. . . . . . .          178,350           7,269,546

                                                                     ------------
                                                                       17,100,245
                                                                     ------------
         INDUSTRIALS (5.2%)
         COMMERCIAL SERVICES & SUPPLIES (5.2%)
         First Data Corp.. . . . . . . . . .          303,100          10,732,771
                                                                     ------------
         INFORMATION TECHNOLOGY (75.8%)
         APPLICATION SOFTWARE (8.3%)
         BEA Systems, Inc.*. . . . . . . . .          187,200           2,147,184
         Electronic Arts, Inc.*. . . . . . .           89,100           4,434,507
         Informatica Corp.*^ . . . . . . . .          192,150           1,106,784
         Mercury Interactive Corp.*. . . . .          102,450           3,037,642
         PeopleSoft, Inc.* . . . . . . . . .          179,950           3,293,085
         Symantec Corp.* . . . . . . . . . .           77,100           3,123,321

                                                                     ------------
                                                                       17,142,523
                                                                     ------------
         COMPUTER HARDWARE (4.7%)
         Dell Computer Corp.*. . . . . . . .          363,700           9,725,338
                                                                     ------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS (6.9%)
         Avocent Corp.*. . . . . . . . . . .          185,288           4,117,099
         Celestica, Inc.*. . . . . . . . . .           41,500             585,150
         Flextronics International Ltd.* . .          624,650           5,115,883
         Sanmina-SCI Corp.*. . . . . . . . .          679,850           3,052,527
         Solectron Corp.*^ . . . . . . . . .          374,325           1,328,854

                                                                     ------------
                                                                       14,199,513
                                                                     ------------
         INTERNET SOFTWARE & SERVICES (4.9%)
         eBay, Inc.* . . . . . . . . . . . .          149,450          10,135,699
                                                                     ------------
         IT CONSULTING & SERVICES (13.6%)
         Affiliated Computer Services, Inc.,
          Class A* . . . . . . . . . . . . .          183,800           9,677,070
         Computer Sciences Corp.*. . . . . .          109,300           3,765,385
         DST Systems, Inc.*. . . . . . . . .          166,993           5,936,601
         Exult, Inc.*. . . . . . . . . . . .          152,150             483,837
         Fiserv, Inc.* . . . . . . . . . . .          176,900           6,005,755
         Hewitt Associates, Inc.*. . . . . .           25,100             795,419
         The BISYS Group, Inc.*. . . . . . .           89,000           1,415,100

                                                                     ------------
                                                                       28,079,167
                                                                     ------------
         NETWORKING EQUIPMENT (4.5%)
         Cisco Systems, Inc.*. . . . . . . .          585,300           7,667,430
         Juniper Networks, Inc.*^. . . . . .          224,450           1,526,260

                                                                     ------------
                                                                        9,193,690
                                                                     ------------
         SEMICONDUCTOR EQUIPMENT (7.1%)
         Applied Materials, Inc.*. . . . . .          173,100           2,255,493
         KLA-Tencor Corp.*^. . . . . . . . .           60,350           2,134,580
         Marvell Technology Group Ltd.*^ . .          155,100           2,925,186
         Microchip Technology, Inc.. . . . .          202,800           4,958,460
         Novellus Systems, Inc.* . . . . . .           80,200           2,252,016

                                                                     ------------
                                                                       14,525,735
                                                                     ------------
         SEMICONDUCTORS (10.2%)
         Altera Corp.* . . . . . . . . . . .          254,150           3,133,670
         Intel Corp. . . . . . . . . . . . .          381,700           5,943,069
         Linear Technology Corp. . . . . . .           49,900           1,283,428
         Maxim Integrated Products, Inc.*. .           88,200           2,914,128
         Samsung Electronics Co.,
          Ltd. (GDR) (Luxemburg Exchange). .              524              69,823

         Samsung Electronics Co.,
          Ltd. (GDR) (Frankfurt Exchange). .           30,180           3,994,993



----------------------------------------------------------------------------------

         Texas Instruments, Inc. . . . . . .          248,200        $  3,725,482
         United Microelectronics
          Corp. (ADR)* . . . . . . . . . . .                1                   3

                                                                     ------------
                                                                       21,064,596
                                                                     ------------
         SYSTEMS SOFTWARE (11.1%)
         Microsoft Corp.*. . . . . . . . . .          203,150          10,502,855
         Network  Associates, Inc.*. . . . .          207,950           3,345,915
         Oracle Corp.* . . . . . . . . . . .          351,375           3,794,850
         SAP AG (ADR)^ . . . . . . . . . . .          125,600           2,449,200
         VERITAS Software Corp.* . . . . . .          178,850           2,793,637

                                                                     ------------
                                                                       22,886,457
                                                                     ------------
         TELECOMMUNICATIONS EQUIPMENT (4.5%)
         Motorola, Inc.. . . . . . . . . . .          230,150           1,990,798
         Nokia OYJ  (ADR). . . . . . . . . .          272,050           4,216,775
         QUALCOMM, Inc.* . . . . . . . . . .           83,900           3,053,121

                                                                     ------------
                                                                        9,260,694
                                                                     ------------
          TOTAL INFORMATION TECHNOLOGY . . .                          156,213,412
                                                                     ------------
         TELECOMMUNICATION SERVICES (2.2%)
         DIVERSIFIED TELECOMMUNICATION SERVICES (0.6%)
         AT&T Corp.. . . . . . . . . . . . .           48,870           1,275,995
                                                                     ------------
         WIRELESS TELECOMMUNICATION SERVICES (1.6%)
         Vodafone Group plc (ADR)^ . . . . .          184,900           3,350,388
                                                                     ------------
          TOTAL TELECOMMUNICATION SERVICES .                            4,626,383
                                                                     ------------
         TOTAL COMMON STOCKS  (91.5%)
          (Cost $240,528,938). . . . . . . .                          188,672,811
                                                                     ------------
                                                    NUMBER OF
                                                    WARRANTS
                                                    -----------

         WARRANTS:
         FINANCIALS (2.2%)
         BANKS (2.2%)
         ABN Amro Bank N.V., 1/9/03* . . . .        3,799,400           4,677,707
                                                                     ------------
         INFORMATION TECHNOLOGY (0.7%)
         COMPUTER STORAGE & PERIPHERALS (0.7%)

         Hon Hai Precision Industry Co.,              413,300           1,417,619
          Ltd., 1/15/03* . . . . . . . . . .                         ------------
         TOTAL WARRANTS (2.9%)
          (Cost $8,635,160). . . . . . . . .                            6,095,326
                                                                     ------------
                                                    PRINCIPAL
                                                     AMOUNT
                                                    -----------

         SHORT-TERM DEBT SECURITIES:
         COMMERCIAL PAPER (2.4%)
         Prudential Funding LLC
          1.22%, 2/26/03 . . . . . . . . . .        $                   4,990,500
                                                    5,000,000        ------------
         TIME DEPOSIT (2.4%)
         J.P. Morgan Chase Nassau,
          0.73%, 1/2/03. . . . . . . . . . .        4,869,814           4,869,814
                                                                     ------------
         TOTAL SHORT-TERM DEBT SECURITIES
          (4.8%)
          (Amortized Cost $9,860,314). . . .                            9,860,314
                                                                     ------------
         TOTAL INVESTMENTS (99.2%)
          (Cost/Amortized Cost
           $259,024,412) . . . . . . . . . .                          204,628,451

         OTHER ASSETS LESS LIABILITIES                                  1,605,878
          (0.8%) . . . . . . . . . . . . . .                         ------------
         NET ASSETS (100%) . . . . . . . . .                         $206,234,329
                                                                     ============

EQ ADVISORS TRUST
EQ/ALLIANCE TECHNOLOGY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2002
--------------------------------------------------------------------------------

---------
* Non-income producing.
^ All, or a portion, of security out on loan (Note 1).
  Glossary:
  ADR-- American Depositary Receipt
  GDR-- Global Depositary Receipt


Investment security transactions for the year ended December 31, 2002 were as follows:

COST OF PURCHASES:
Stocks and long-term
 corporate debt securities . . . . .              $            203,406,097
NET PROCEEDS OF SALES
 AND REDEMPTIONS:
Stocks and long-term
 corporate debt securities . . . . .                           196,861,334

As of December 31, 2002, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross
 unrealized
 appreciation . . . .              $              2,311,457
Aggregate gross
 unrealized
 depreciation . . . .                           (95,422,832)
                                   ------------------------
Net unrealized
 depreciation . . . .              $            (93,111,375)
                                   ========================
Federal income tax
 cost of investments               $            297,739,826
                                   ========================


At December 31, 2002, the Portfolio had loaned securities with a total value $11,625,830 which was secured by collateral of $11,814,375.

For the year ended December 31, 2002, the Portfolio incurred approximately $24,408 as brokerage commissions with Bernstein (Sanford C.) & Co., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $223,198,587 of which $5,952,642 expires in the year 2008, $66,421,957 expires in the year 2009, and $150,823,988 expires in the year 2010.


                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2002

                                          NUMBER OF                  VALUE
                                           SHARES                   (NOTE 1)
-----------------------------------------------------------------------------------

         COMMON STOCKS:
         CONSUMER DISCRETIONARY (9.5%)
         APPAREL RETAIL (0.3%)
                                                             $
         Gap, Inc.^ . . . . . .                149,000                  2,312,480
         Ross Stores, Inc.. . .                 78,000                  3,306,420
         TJX Cos., Inc. . . . .                220,600                  4,306,112

                                                              -------------------
                                                                        9,925,012
                                                              -------------------
         AUTO COMPONENTS (0.6%)
         Autoliv, Inc.. . . . .                182,200                  3,813,446
         AutoZone, Inc.*. . . .                 46,000                  3,249,900
         Dana Corp. . . . . . .                191,600                  2,253,216
         Delphi Automotive
          Systems Corp. . . . .                345,300                  2,779,665
         Goodyear Tire & Rubber
          Co. . . . . . . . . .                127,200                    866,232
         Lear Corp.*. . . . . .                113,900                  3,790,592
         Magna International,
          Inc.,
          Class A . . . . . . .                 52,900                  2,970,335

                                                              -------------------
                                                                       19,723,386
                                                              -------------------
         AUTOMOBILES (0.6%)
         DaimlerChrysler AG
          (ADR)^. . . . . . . .                 84,300                  2,583,795
         Ford Motor Co. . . . .                200,300                  1,862,790
         General Motors Corp. .                 76,600                  2,823,476
         Harley-Davidson, Inc..                330,200                 15,255,240

                                                              -------------------
                                                                       22,525,301
                                                              -------------------
         CASINOS & GAMING (0.2%)
         Harrah's Entertainment,
          Inc.* . . . . . . . .                100,000                  3,960,000
         MGM Mirage, Inc.*. . .                 64,000                  2,110,080

                                                              -------------------
                                                                        6,070,080
                                                              -------------------
         COMPUTER & ELECTRONICS RETAIL (0.0%)
         Circuit City Stores,
          Inc. - Circuit City
          Group . . . . . . . .                 78,900                    585,438
         RadioShack Corp. . . .                 34,300                    642,782

                                                              -------------------
                                                                        1,228,220
                                                              -------------------
         DEPARTMENT STORES (0.9%)
         Federated Department
          Stores, Inc.* . . . .                100,300                  2,884,628
         Kohl's Corp.*. . . . .                408,812                 22,873,031
         May Department Stores
          Co. . . . . . . . . .                156,000                  3,584,880
         Sears, Roebuck & Co. .                131,800                  3,156,610

                                                              -------------------
                                                                       32,499,149
                                                              -------------------
         GENERAL MERCHANDISE STORES (0.7%)
         Costco Wholesale Corp.*                86,600                  2,429,996
         Wal-Mart Stores, Inc..                472,705                 23,876,329

                                                              -------------------
                                                                       26,306,325
                                                              -------------------
         HOME IMPROVEMENT RETAIL (0.6%)
         Home Depot, Inc. . . .                301,433                  7,222,335
         Lowe's Cos., Inc.. . .                322,500                 12,093,750
         Sherwin-Williams Co. .                121,700                  3,438,025

                                                              -------------------
                                                                       22,754,110
                                                              -------------------
         HOTELS (0.2%)
         Carnival Corp. . . . .                 60,800                  1,516,960
         Marriot International,
          Inc.,
          Class A . . . . . . .                116,100                  3,816,207
         Starwood Hotels &
          Resorts Worldwide,
          Inc.. . . . . . . . .                 30,500                    724,070

                                                              -------------------
                                                                        6,057,237
                                                              -------------------
         HOUSEHOLD DURABLES (0.8%)
         Black & Decker Corp. .                 79,200                  3,396,888
         Fortune Brands, Inc. .                136,100                  6,330,011
         KB Home. . . . . . . .                 82,500                  3,535,125
         Leggett & Platt, Inc..                190,400                  4,272,576
         Newell Rubbermaid, Inc.                95,000                  2,881,350
         Pulte Homes, Inc.. . .                106,000                  5,074,220
         Whirlpool Corp.. . . .                 66,100                  3,451,742

                                                              -------------------
                                                                       28,941,912
                                                              -------------------
                                          NUMBER OF                  VALUE
                                           SHARES                   (NOTE 1)
-----------------------------------------------------------------------------------

         LEISURE PRODUCTS (0.1%)

                                                             $
         Hasbro, Inc. . . . . .                164,600                  1,901,130
                                                              -------------------
         MEDIA (2.9%)
         AOL Time Warner, Inc.*                327,700                  4,292,870
         Cablevision New York
          Group, Class A*^. . .                255,115                  4,270,625
         Clear Channel
          Communications, Inc.*                 44,300                  1,651,947
         Comcast Corp., Class A*               162,469                  3,829,394
         Comcast Corp., Special
          Class A*. . . . . . .                757,000                 17,100,630
         COX Communications,
          Inc., Class A*. . . .                334,700                  9,505,480
         Entercom Communications
          Corp.*. . . . . . . .                 13,400                    628,728
         Fox Entertainment
          Group, Inc., Class A*                131,000                  3,396,830
         Interpublic Group Cos.,
          Inc.. . . . . . . . .                 34,000                    478,720
         Knight Ridder, Inc.. .                 13,700                    866,525
         Liberty Media Corp.,
          Class A*. . . . . . .              1,094,571                  9,785,465
         New York Times Co.,
          Class A . . . . . . .                 63,200                  2,890,136
         Omnicom Group, Inc.. .                 31,100                  2,009,060
         Radio One, Inc., Class
          D*^ . . . . . . . . .                 10,600                    152,958
         TMP Worldwide, Inc.*^.                100,300                  1,134,393
         Tribune Co.. . . . . .                103,200                  4,691,472
         Univision
          Communications, Inc.,
          Class A*^ . . . . . .                139,200                  3,410,400
         USA Interactive*^. . .                125,900                  2,885,628
         Viacom, Inc., Class B*                636,190                 25,931,105
         Vivendi Universal S.A.
          (ADR)^. . . . . . . .                 18,700                    300,509
         Walt Disney Co.. . . .                355,100                  5,791,681

                                                              -------------------
                                                                      105,004,556
                                                              -------------------
         RESTAURANTS (0.3%)
         McDonald's Corp. . . .                294,100                  4,729,128
         Starbucks Corp.* . . .                131,000                  2,669,780
         Wendy's International,
          Inc.. . . . . . . . .                 55,500                  1,502,385

                                                              -------------------
                                                                        8,901,293
                                                              -------------------
         SPECIALTY STORES (1.0%)
         Bed Bath & Beyond,
          Inc.* . . . . . . . .                486,500                 16,798,845
         Foot Locker, Inc.* . .                220,400                  2,314,200
         Staples, Inc.* . . . .                242,000                  4,428,600
         Tiffany & Co.. . . . .                182,700                  4,368,357
         Toys-R-Us, Inc.* . . .                311,600                  3,116,000
         Williams-Sonoma, Inc.*                148,200                  4,023,630

                                                              -------------------
                                                                       35,049,632
                                                              -------------------
         TEXTILES & APPAREL (0.3%)
         Jones Apparel Group,
          Inc.* . . . . . . . .                 99,000                  3,508,560
         Liz Claiborne, Inc.. .                265,800                  7,880,970

                                                              -------------------
                                                                       11,389,530
                                                              -------------------

          TOTAL CONSUMER                                              338,276,873
           DISCRETIONARY  . . .                               -------------------
         CONSUMER STAPLES (3.8%)
         BEVERAGES (0.6%)
         Anheuser-Busch Cos.,
          Inc.. . . . . . . . .                357,900                 17,322,360
         Coca-Cola Co.. . . . .                 68,200                  2,988,524
         PepsiCo, Inc.. . . . .                 41,000                  1,731,020

                                                              -------------------
                                                                       22,041,904
                                                              -------------------
         DRUG RETAIL (0.3%)
         Walgreen Co. . . . . .                406,700                 11,871,573
                                                              -------------------
         FOOD PRODUCTS (1.1%)
         Archer-Daniels-Midland
          Co. . . . . . . . . .                322,300                  3,996,520
         Campbell Soup Co.. . .                 80,700                  1,894,029
         ConAgra Foods, Inc.. .                244,100                  6,104,941
         Del Monte Foods Co.* .                  8,762                     67,467
         H.J. Heinz Co. . . . .                 19,620                    644,910
         Philip Morris Cos.,
          Inc.. . . . . . . . .                365,800                 14,825,874

68


EQ ADVISORS TRUST
EQ/BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002

                                          NUMBER OF                  VALUE
                                           SHARES                   (NOTE 1)
-----------------------------------------------------------------------------------

         Sara Lee Corp. . . . .                415,700             $    9,357,407
         Tyson Foods, Inc.,
          Class A . . . . . . .                232,700                  2,610,894

                                                              -------------------
                                                                       39,502,042
                                                              -------------------
         HOUSEHOLD PRODUCTS (1.3%)
         Colgate-Palmolive Co..                191,000                 10,014,130
         Kimberly-Clark Corp. .                 75,900                  3,602,973
         Procter & Gamble Co. .                363,900                 31,273,566

                                                              -------------------
                                                                       44,890,669
                                                              -------------------
         PERSONAL PRODUCTS (0.5%)
         Avon Products, Inc.. .                220,000                 11,851,400
         Estee Lauder Cos., Inc.,
          Class A^                              36,900                    974,160
         Gillette Co. . . . . .                207,500                  6,299,700

                                                              -------------------
                                                                       19,125,260
                                                              -------------------
          TOTAL CONSUMER STAPLES                                      137,431,448
                                                              -------------------
         ENERGY (3.5%)
         INTEGRATED OIL & GAS (2.2%)
         ChevronTexaco Corp.. .                117,500                  7,811,400
         ConocoPhillips . . . .                171,822                  8,314,467
         Exxon Mobil Corp.. . .              1,164,700                 40,694,618
         Occidental Petroleum
          Corp. . . . . . . . .                192,700                  5,482,315
         Reliant Resources,
          Inc.* . . . . . . . .                 38,200                    122,240
         Royal Dutch Petroleum
          Co. (ADR) . . . . . .                196,200                  8,636,724
         Shell Transport &
          Trading Co.
          plc (ADR)^. . . . . .                 18,200                    708,344
         TotalFinaElf S.A.
          (ADR)^. . . . . . . .                 72,800                  5,205,200

                                                              -------------------
                                                                       76,975,308
                                                              -------------------
         OIL & GAS DRILLING (0.4%)
         Diamond Offshore
          Drilling, Inc.. . . .                178,200                  3,893,670
         Ensco International,
          Inc.. . . . . . . . .                111,300                  3,277,785
         GlobalSantaFe Corp.  .                156,000                  3,793,920
         Rowan Cos., Inc. . . .                181,200                  4,113,240
         Transocean, Inc. . . .                 29,500                    684,400

                                                              -------------------
                                                                       15,763,015
                                                              -------------------
         OIL & GAS EQUIPMENT & SERVICES (0.4%)
         Baker Hughes, Inc. . .                111,490                  3,588,863
         BJ Services Co.* . . .                 28,500                    920,835
         El Paso Corp.. . . . .                143,700                  1,000,152
         Schlumberger Ltd.. . .                178,300                  7,504,647
         Weatherford
          International Ltd.. .                 47,500                  1,896,675

                                                              -------------------
                                                                       14,911,172
                                                              -------------------
         OIL & GAS EXPLORATION & PRODUCTION (0.4%)
         Grant Prideco, Inc.* .                422,200                  4,914,408
         Unocal Corp. . . . . .                270,500                  8,271,890
         XTO Energy, Inc. . . .                 50,000                  1,235,000

                                                              -------------------
                                                                       14,421,298
                                                              -------------------
         OIL & GAS REFINING & MARKETING (0.1%)
         Valero Energy Corp.. .                 51,800                  1,913,492
                                                              -------------------
          TOTAL ENERGY  . . . .                                       123,984,285
                                                              -------------------
         FINANCIALS (12.4%)
         BANKS (4.2%)
         AmSouth Bancorp. . . .                254,200                  4,880,640
         Bank of America Corp..                326,300                 22,700,691
         Bank One Corp. . . . .                852,400                 31,155,220
         FleetBoston Financial
          Corp. . . . . . . . .                258,100                  6,271,830
         Golden West Financial
          Corp. . . . . . . . .                 87,000                  6,247,470
         Hudson City Bancorp,
          Inc.. . . . . . . . .                144,000                  2,682,720
         Huntington Bancshares,
          Inc.. . . . . . . . .                183,100                  3,425,801
         KeyCorp. . . . . . . .                213,400                  5,364,876
         Mellon Financial Corp.                111,200                  2,903,432
         National City Corp.. .                209,700                  5,729,004
         PT Bank Dagang Nasional
          Indonesia Tbk*+ . . .                136,000                         --
         Regions Financial Corp.               163,000                  5,437,680
         U.S. Bancorp . . . . .                489,800                 10,393,556
                                          NUMBER OF                  VALUE
                                           SHARES                   (NOTE 1)
-----------------------------------------------------------------------------------

                                                             $
         Union Planters Corp. .                 71,800                  2,020,452
         Wachovia Corp. . . . .                480,400                 17,505,776
         Washington Mutual, Inc.               440,300                 15,203,559
         Wells Fargo & Co.. . .                197,800                  9,270,886

                                                              -------------------
                                                                      151,193,593
                                                              -------------------
         DIVERSIFIED FINANCIALS (5.0%)
         American Express Co. .                158,100                  5,588,835
         AmeriCredit Corp.*^. .                 46,700                    361,458
         Citigroup, Inc.. . . .              1,788,108                 62,923,521
         Countrywide Credit
          Industries, Inc.. . .                 47,000                  2,427,550
         Fannie Mae . . . . . .                301,900                 19,421,227
         Freddie Mac. . . . . .                261,700                 15,453,385
         Goldman Sachs Group,
          Inc.. . . . . . . . .                 99,500                  6,775,950
         Greenpoint Financial
          Corp. . . . . . . . .                 32,000                  1,445,760
         Household
          International, Inc. .                 33,025                    918,425
         J.P. Morgan Chase & Co.               485,300                 11,647,200
         Lehman Brothers
          Holdings, Inc.. . . .                 92,000                  4,902,680
         MBNA Corp. . . . . . .                580,825                 11,047,291
         Merrill Lynch & Co.,
          Inc.. . . . . . . . .                196,000                  7,438,200
         Morgan Stanley . . . .                467,300                 18,654,616
         Peregrine Investment
          Holdings*+  . . . . .                524,000                         --
         SLM Corp.. . . . . . .                106,300                 11,040,318

                                                              -------------------
                                                                      180,046,416
                                                              -------------------
         INSURANCE (3.1%)
         Ace Ltd. . . . . . . .                 93,100                  2,731,554
         AFLAC, Inc.. . . . . .                 86,000                  2,590,320
         Allstate Corp. . . . .                292,200                 10,808,478
         American International
          Group, Inc. . . . . .                767,225                 44,383,966
         Berkshire Hathaway,
          Inc.,
          Class A*. . . . . . .                     66                  4,801,500
         Chubb Corp.. . . . . .                 81,000                  4,228,200
         Cincinnati Financial
          Corp. . . . . . . . .                 18,700                    702,185
         Everest Reinsurance
          Group Ltd.. . . . . .                 13,800                    763,140
         Hartford Financial
          Services Group, Inc..                140,900                  6,401,087
         Lincoln National Corp.                 37,100                  1,171,618
         Metlife, Inc.. . . . .                169,400                  4,580,576
         MGIC Investment Corp..                 76,400                  3,155,320
         PartnerRe Ltd. . . . .                 18,000                    932,760
         PMI Group, Inc.. . . .                 32,000                    961,280
         Progressive Corp.. . .                 47,000                  2,332,610
         St. Paul Cos., Inc.. .                122,000                  4,154,100
         Torchmark Corp.. . . .                110,400                  4,032,912
         Travelers Property
          Casualty Corp., Class
          A*. . . . . . . . . .                246,042                  3,604,516
         Travelers Property
          Casualty Corp., Class
          B*. . . . . . . . . .                 46,814                    685,825
         XL Capital Ltd., Class
          A . . . . . . . . . .                 83,400                  6,442,650

                                                              -------------------
                                                                      109,464,597
                                                              -------------------
         INVESTMENT COMPANIES (0.1%)

         Stilwell Financial,                   231,700                  3,028,319
          Inc.. . . . . . . . .                               -------------------
          TOTAL FINANCIALS  . .                                       443,732,925
                                                              -------------------
         HEALTH CARE (8.0%)
         BIOTECHNOLOGY (0.6%)
         Amgen, Inc.* . . . . .                398,900                 19,282,826
         Genentech, Inc.* . . .                 72,850                  2,415,706

                                                              -------------------
                                                                       21,698,532
                                                              -------------------
         HEALTH CARE EQUIPMENT & SERVICES (3.0%)
         Applera Corp. - Applied
          Biosystems Group. . .                185,000                  3,244,900
         Becton, Dickinson & Co.                40,300                  1,236,807
         Boston Scientific
          Corp.*. . . . . . . .                178,100                  7,572,812
         Cardinal Health, Inc..                307,650                 18,209,803

69


EQ ADVISORS TRUST
EQ/BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002

                                         NUMBER OF                  VALUE
                                           SHARES                   (NOTE 1)
-----------------------------------------------------------------------------------

                                                             $
         CIGNA Corp.. . . . . .                 82,500                  3,392,400
         Express Scripts, Inc.,
          Class A*. . . . . . .                 48,000                  2,305,920
         Guidant Corp.* . . . .                103,963                  3,207,259
         Health Management
          Associates, Inc.,
          Class A*. . . . . . .                354,700                  6,349,130
         Health Net, Inc.*. . .                306,600                  8,094,240
         Humana, Inc.*. . . . .                181,300                  1,813,000
         Lincare Holdings, Inc.*                67,300                  2,128,026
         Medtronic, Inc.. . . .                359,190                 16,379,064
         Oxford Health Plans,
           Inc.*. . . . . . . .                122,400                  4,461,480
         Quintiles Transnational
          Corp.*. . . . . . . .                 69,500                    840,950
         United Health Group,
          Inc.. . . . . . . . .                119,100                  9,944,850
         Varian Medical Systems,
          Inc.* . . . . . . . .                 73,000                  3,620,800
         Wellpoint Health
          Networks, Inc.* . . .                198,900                 14,153,724

                                                              -------------------
                                                                      106,955,165
                                                              -------------------
         PHARMACEUTICALS (4.4%)
         Abbott Laboratories. .                141,300                  5,652,000
         Allergan, Inc. . . . .                148,500                  8,556,570
         AstraZeneca plc (ADR).                229,200                  8,042,628
         Bristol-Myers Squibb
          Co. . . . . . . . . .                139,000                  3,217,850
         Eli Lilly & Co.. . . .                 26,100                  1,657,350
         Forest Laboratories,
          Inc.* . . . . . . . .                125,100                 12,287,322
         Johnson & Johnson. . .                696,200                 37,392,902
         MedImmune, Inc.* . . .                 73,400                  1,994,278
         Merck & Co., Inc.. . .                172,900                  9,787,869
         Pfizer, Inc. . . . . .              1,764,175                 53,930,830
         Pharmacia Corp.. . . .                 88,800                  3,711,840
         Schering-Plough Corp..                174,200                  3,867,240
         Teva Pharmaceutical
          Industries Ltd. (ADR)                 36,000                  1,389,960
         Wyeth. . . . . . . . .                156,700                  5,860,580

                                                              -------------------
                                                                      157,349,219
                                                              -------------------
          TOTAL HEALTH CARE . .                                       286,002,916
                                                              -------------------
         INDUSTRIALS (3.7%)
         AEROSPACE & DEFENSE (0.7%)
         Boeing Co. . . . . . .                 61,400                  2,025,586
         Honeywell
          International, Inc. .                197,500                  4,740,000
         Northrop Grumman Corp.                 39,000                  3,783,000
         Raytheon Co. . . . . .                 42,400                  1,303,800
         United Technologies
          Corp. . . . . . . . .                216,700                 13,422,398

                                                              -------------------
                                                                       25,274,784
                                                              -------------------
         BUILDING PRODUCTS (0.0%)

         American Standard Cos.,                21,000                  1,493,940
          Inc.* . . . . . . . .                               -------------------
         COMMERCIAL SERVICES & SUPPLIES (0.4%)
         CheckFree Corp.*^. . .                 88,000                  1,408,088
         First Data Corp. . . .                307,200                 10,877,952
         Robert Half
          International, Inc.*.                 62,200                  1,002,042
         Sabre Holdings Corp.*.                 49,500                    896,445

                                                              -------------------
                                                                       14,184,527
                                                              -------------------
         CONSTRUCTION & ENGINEERING (0.1%)
         Fluor Corp.. . . . . .                 84,700                  2,371,600
                                                              -------------------
         ELECTRICAL EQUIPMENT (0.4%)
         Cooper Industries Ltd.,
          Class A . . . . . . .                 71,400                  2,602,530
         Emerson Electric Co. .                 32,900                  1,672,965
         Hubbell, Inc., Class B                 91,100                  3,201,254
         National Semiconductor
          Corp.*. . . . . . . .                168,200                  2,524,682
         Thomas & Betts Corp. .                221,800                  3,748,420

                                                              -------------------
                                                                       13,749,851
                                                              -------------------
         INDUSTRIAL CONGLOMERATES (0.9%)
         3M Co. . . . . . . . .                 80,500                  9,925,650
         General Electric Co. .                701,300                 17,076,655
         Siemens AG (ADR)*^ . .                 18,000                    758,340
         Textron, Inc.. . . . .                103,700                  4,458,063
         Tyco International Ltd.                38,500                    657,580

                                                              -------------------
                                                                       32,876,288
                                                              -------------------
                                          NUMBER OF                  VALUE
                                           SHARES                   (NOTE 1)
-----------------------------------------------------------------------------------

         MACHINERY (0.6%)
                                                             $
         Caterpillar, Inc.. . .                 54,000                  2,468,880
         Danaher Corp.. . . . .                125,375                  8,237,137
         Deere & Co.. . . . . .                105,800                  4,850,930
         Dover Corp.. . . . . .                 21,300                    621,108
         Eaton Corp.. . . . . .                 35,600                  2,780,716
         Illinois Tool Works,
          Inc.. . . . . . . . .                 21,800                  1,413,948
         Ingersoll-Rand Co.,
          Class A . . . . . . .                 24,300                  1,046,358
         Navistar International
          Corp. . . . . . . . .                 36,100                    877,591

                                                              -------------------
                                                                       22,296,668
                                                              -------------------
         RAILROADS (0.5%)
         Burlington Northern
          Santa Fe Corp.. . . .                196,100                  5,100,561
         Norfolk Southern Corp.                260,200                  5,201,398
         Union Pacific Corp.. .                 96,600                  5,783,442

                                                              -------------------
                                                                       16,085,401
                                                              -------------------
         TRADING COMPANIES & DISTRIBUTORS (0.1%)
         Genuine Parts Co.. . .                131,900                  4,062,520
                                                              -------------------
          TOTAL INDUSTRIALS . .                                       132,395,579
                                                              -------------------
         INFORMATION TECHNOLOGY (9.5%)
         APPLICATION SOFTWARE (0.5%)
         Borland Software Corp.*               352,000                  4,329,600
         Cadence Design Systems,
          Inc.* . . . . . . . .                 56,300                    663,777
         Electronic Arts, Inc.*                 53,000                  2,637,810
         Intuit, Inc.*. . . . .                 50,000                  2,346,000
         Macromedia, Inc.*. . .                 37,500                    399,375
         PeopleSoft, Inc.*. . .                204,800                  3,747,840
         Symantec Corp.*. . . .                 72,000                  2,916,720

                                                              -------------------
                                                                       17,041,122
                                                              -------------------
         COMPUTER HARDWARE (1.9%)
         Apple Computer, Inc.*.                 96,300                  1,379,979
         Dell Computer Corp.* .              1,085,000                 29,012,900
         Hewlett-Packard Co.. .              1,117,845                 19,405,790
         International Business
          Machines Corp.. . . .                231,780                 17,962,950

                                                              -------------------
                                                                       67,761,619
                                                              -------------------
         COMPUTER STORAGE & PERIPHERALS (0.0%)
         Quantum Corp.* . . . .                301,700                    805,539
         Seagate Technology*. .                 16,000                    171,680

                                                              -------------------
                                                                          977,219
                                                              -------------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS (0.7%)
         Agilent Technologies,
          Inc.* . . . . . . . .                300,776                  5,401,937
         Flextronics
          International Ltd.* .                580,550                  4,754,704
         Ingram Micro, Inc.,
          Class A*. . . . . . .                237,500                  2,933,125
         Koninklijke (Royal)
          Philips Electronics
          N.V. (ADR). . . . . .                135,800                  2,400,944
         Lockheed Martin Corp..                 61,900                  3,574,725
         Solectron Corp.* . . .                292,100                  1,036,955
         Symbol Technologies,
          Inc.. . . . . . . . .                322,300                  2,649,306
         Tech Data Corp.* . . .                 93,600                  2,523,456
         Waters Corp.*. . . . .                 53,000                  1,154,340

                                                              -------------------
                                                                       26,429,492
                                                              -------------------
         INTERNET SOFTWARE & SERVICES (0.2%)
         eBay, Inc.*. . . . . .                 41,700                  2,828,094
         Expedia, Inc., Class A*                28,000                  1,874,046
         Polycom, Inc.* . . . .                 38,700                    368,424
         VeriSign, Inc.*. . . .                155,300                  1,245,506
         Yahoo!, Inc.*. . . . .                 61,500                  1,005,525

                                                              -------------------
                                                                        7,321,595
                                                              -------------------
         IT CONSULTING & SERVICES (0.5%)
         Affiliated Computer
          Services, Inc., Class
          A*. . . . . . . . . .                 83,900                  4,417,335
         Concord EFS, Inc.* . .                103,000                  1,621,220
         Fiserv, Inc.*. . . . .                120,000                  4,074,000
         Thomson Corp.. . . . .                 15,000                    400,950

                                       70


EQ ADVISORS TRUST
EQ/BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002



                                          NUMBER OF                  VALUE
                                           SHARES                   (NOTE 1)
-----------------------------------------------------------------------------------

                                                             $
         Unisys Corp.*. . . . .                531,600                  5,262,840

                                                              -------------------
                                                                       15,776,345
                                                              -------------------
         NETWORKING EQUIPMENT (0.8%)
         3Com Corp.*. . . . . .              1,189,500                  5,507,385
         Cisco Systems, Inc.* .              1,655,540                 21,687,574

                                                              -------------------
                                                                       27,194,959
                                                              -------------------
         SEMICONDUCTOR EQUIPMENT (0.6%)
         Applied Materials,
          Inc.* . . . . . . . .                869,200                 11,325,676
         ASML Holding N.V.
          (New York Shares)*^ .                 84,400                    705,584
         Credence Systems Corp.*                27,000                    251,910
         KLA-Tencor Corp.*. . .                145,100                  5,132,187
         Lam Research Corp.*. .                 38,500                    415,800
         Novellus Systems, Inc.*                77,800                  2,184,624
         Teradyne, Inc.*. . . .                140,700                  1,830,507

                                                              -------------------
                                                                       21,846,288
                                                              -------------------
         SEMICONDUCTORS (1.5%)
         Advanced Micro Devices,
          Inc.*^. . . . . . . .                341,000                  2,202,860
         Altera Corp.*. . . . .                643,600                  7,935,588
         Applied Micro Circuits
          Corp.*. . . . . . . .                177,800                    656,082
         Broadcom Corp., Class
          A*. . . . . . . . . .                 44,000                    662,640
         Intel Corp.. . . . . .              1,094,480                 17,041,054
         Linear Technology Corp.                38,200                    982,504
         LSI Logic Corp.* . . .                575,000                  3,317,750
         Maxim Integrated
          Products, Inc.* . . .                152,300                  5,031,992
         Micron Technology,
          Inc.* . . . . . . . .                 88,800                    864,912
         PMC-Sierra, Inc.*. . .                140,100                    778,956
         QLogic Corp.*^ . . . .                 60,000                  2,070,600
         STMicroelectronics N.V.
          ^ . . . . . . . . . .                 95,600                  1,865,156
         Texas Instruments, Inc.               395,050                  5,929,700
         Xilinx, Inc.*. . . . .                235,800                  4,857,480

                                                              -------------------
                                                                       54,197,274
                                                              -------------------
         SYSTEMS SOFTWARE (2.0%)
         Computer Associates
          International, Inc. .                131,700                  1,777,950
         Microsoft Corp.* . . .              1,110,500                 57,412,850
         Oracle Corp.*. . . . .                372,000                  4,017,600
         SAP AG (ADR) . . . . .                 11,900                    232,050
         VERITAS Software Corp.*               517,200                  8,078,664

                                                              -------------------
                                                                       71,519,114
                                                              -------------------
         TELECOMMUNICATIONS EQUIPMENT (0.8%)
         Amdocs Ltd.* . . . . .                 50,000                    491,000
         Corning, Inc.* . . . .              1,159,800                  3,838,938
         General Motors Corp.,
          Class H*. . . . . . .                 72,200                    772,540
         JDS Uniphase Corp.*. .                251,900                    622,193
         Lucent Technologies,
          Inc.^ . . . . . . . .              1,398,600                  1,762,236
         Motorola, Inc. . . . .                410,990                  3,555,064
         Nokia OYJ  (ADR) . . .                524,300                  8,126,650
         Nortel Networks Corp.*              2,333,100                  3,756,291
         QUALCOMM, Inc.*. . . .                 92,900                  3,380,631
         Tellabs, Inc.* . . . .                287,300                  2,088,671

                                                              -------------------
                                                                       28,394,214
                                                              -------------------

          TOTAL INFORMATION                                           338,459,241
           TECHNOLOGY . . . . .                               -------------------
         MATERIALS (2.1%)
         CHEMICALS (1.0%)
         Air Products &
          Chemicals, Inc. . . .                 47,200                  2,017,800
         Ashland, Inc.. . . . .                100,300                  2,861,559
         Cabot Corp.. . . . . .                104,000                  2,760,160
         Dow Chemical Co. . . .                 46,800                  1,389,960
         Du Pont (E.I.) de
          Nemours & Co. . . . .                315,000                 13,356,000
         Eastman Chemical Co. .                109,500                  4,026,315
         FMC Corp.* . . . . . .                 30,500                    833,260
         Lubrizol Corp. . . . .                 94,900                  2,894,450
                                          NUMBER OF                  VALUE
                                           SHARES                   (NOTE 1)
-----------------------------------------------------------------------------------

                                                             $
         NOVA Chemicals Corp. .                 40,800                    746,640
         PPG Industries, Inc. .                 93,400                  4,684,010

                                                              -------------------
                                                                       35,570,154
                                                              -------------------
         CONTAINERS & PACKAGING (0.1%)

         Smurfit-Stone Container               246,300                  3,790,803
          Corp.*. . . . . . . .                               -------------------

                                                              -------------------
         METALS & MINING (0.2%)
         Arch Coal, Inc.. . . .                 61,500                  1,327,785
         Massey Energy Co.^ . .                109,500                  1,064,340
         Newmont Mining Corp. .                 28,500                    827,355
         Phelps Dodge Corp.*. .                122,300                  3,870,795

                                                              -------------------
                                                                        7,090,275
                                                              -------------------
         PAPER & FOREST PRODUCTS (0.8%)
         Boise Cascade Corp.. .                268,100                  6,761,482
         Bowater, Inc.. . . . .                 18,400                    771,880
         Georgia-Pacific Corp..                208,900                  3,375,824
         International Paper Co.               139,500                  4,878,315
         MeadWestvaco Corp. . .                158,595                  3,918,883
         Sappi Ltd. (ADR)^. . .                353,800                  4,677,236
         Weyerhaeuser Co. . . .                 60,400                  2,972,284

                                                              -------------------
                                                                       27,355,904
                                                              -------------------
          TOTAL MATERIALS . . .                                        73,807,136
                                                              -------------------
         TELECOMMUNICATION SERVICES (1.4%)
         DIVERSIFIED TELECOMMUNICATION SERVICES (1.3%)

         AT&T Corp. . . . . . .                179,140                  4,677,345
         BellSouth Corp.. . . .                227,000                  5,872,490
         Qwest Communications
          International, Inc.*.                596,800                  2,984,000
         SBC Communications,
          Inc.. . . . . . . . .                557,300                 15,108,403
         Sprint Corp. (FON
          Group). . . . . . . .                395,800                  5,731,184
         Verizon Communications,
          Inc.. . . . . . . . .                343,700                 13,318,375

                                                              -------------------
                                                                       47,691,797
                                                              -------------------
         WIRELESS TELECOMMUNICATION SERVICES (0.1%)

         Sprint Corp. (PCS                     647,200                  2,834,736
          Group)*^. . . . . . .                               -------------------
          TOTAL
           TELECOMMUNICATION
           SERVICES . . . . . .                                        50,526,533
                                                              -------------------
         UTILITIES (1.1%)
         ELECTRIC UTILITIES (0.9%)
         AES Corp.* . . . . . .                453,500                  1,369,570
         Ameren Corp. . . . . .                111,000                  4,614,270
         American Electric Power
          Co. . . . . . . . . .                130,000                  3,552,900
         Cinergy Corp.. . . . .                141,800                  4,781,496
         CMS Energy Corp. . . .                177,000                  1,670,880
         Consolidated Edison,
          Inc.. . . . . . . . .                122,500                  5,245,450
         Duke Energy Corp.. . .                 36,000                    703,440
         Entergy Corp.. . . . .                 27,400                  1,249,166
         Pinnacle West Capital
          Corp. . . . . . . . .                 25,800                    879,522
         PPL Corp.. . . . . . .                 71,100                  2,465,748
         Wisconsin Energy Corp.                174,700                  4,402,440

                                                              -------------------
                                                                       30,934,882
                                                              -------------------
         GAS UTILITIES (0.1%)
         Kinder Morgan
          Management LLC* . . .                 54,552                  1,723,288
         Kinder Morgan, Inc.. .                     51                      2,156
         NiSource, Inc. . . . .                 45,000                    900,000

                                                              -------------------
                                                                        2,625,444
                                                              -------------------
         MULTI - UTILITIES (0.1%)
         Puget Energy, Inc. . .                141,200                  3,113,460
         Westar Energy, Inc.. .                131,300                  1,299,870
         Williams Cos., Inc.. .                184,000                    496,800
         XCEL Energy, Inc.. . .                 37,300                    410,300

                                                              -------------------
                                                                        5,320,430
                                                              -------------------
          TOTAL UTILITIES . . .                                        38,880,756
                                                              -------------------
         TOTAL COMMON STOCKS
          (55.0%)
          (Cost $2,293,143,216)                                     1,963,497,692
                                                             -------------------
 71


EQ ADVISORS TRUST
EQ/BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002

                                          NUMBER OF                  VALUE
                                           SHARES                   (NOTE 1)
-----------------------------------------------------------------------------------

         CONVERTIBLE PREFERRED STOCK:
         CONSUMER DISCRETIONARY (0.0%)
         AUTOMOBILES (0.0%)

                                                             $
         Ford Motor Co. Capital                 27,800                  1,135,630
          Trust II, 6.50% . . .                               -------------------
         MATERIALS (0.0%)
         CONTAINERS & PACKAGING (0.0%)
         TCR Holdings Corp.,
          0.00%*+ . . . . . . .                     10                         --
         TOTAL CONVERTIBLE
          PREFERRED STOCKS
          (0.0%)
          (Cost $1,432,720) . .                                         1,135,630
                                                              -------------------
                                          PRINCIPAL
                                            AMOUNT
                                       -----------------

         CONVERTIBLE BONDS:
         CONSUMER DISCRETIONARY (0.1%)
         INTERNET RETAIL (0.1%)
         Amazon.com, Inc.
          4.75%, 2/1/09 . . . .                                         2,064,039
                                                              -------------------
         MATERIALS (0.0%)
         METALS & MINING (0.0%)
         Freeport-McMoran Copper
          & Gold, Inc.
          8.25%, 1/31/06(S) . .                592,000                    839,900
                                                              -------------------
         TOTAL CONVERTIBLE BONDS
          (0.1%)
          (Cost $2,475,648) . .                                         2,903,939
                                                              -------------------
         LONG-TERM DEBT SECURITIES:
         CONSUMER DISCRETIONARY (1.2%)
         AUTOMOBILES (0.4%)
         Ford Motor Co.
          7.45%, 7/16/31. . . .             19,090,000                 16,605,799
                                                              -------------------
         GENERAL MERCHANDISE STORES (0.1%)
         Target Corp.
          5.875%, 3/1/12^ . . .              2,290,000                  2,482,809
                                                              -------------------
         MEDIA (0.7%)
         Comcast Cable
          Communications, Inc.
          6.20%, 11/15/08 . . .              5,360,000                  5,549,631
         COX Communications,
          Inc.
          7.125%, 10/1/12 . . .              2,260,000                  2,510,259
         Time Warner
          Entertainment LP
          8.375%, 3/15/23 . . .             13,810,000                 15,540,131
          8.375%, 7/15/33 . . .              1,585,000                  1,794,757

                                                              -------------------
                                                                       25,394,778
                                                              -------------------

          TOTAL CONSUMER                                               44,483,386
           DISCRETIONARY  . . .                               -------------------
         CONSUMER STAPLES (0.0%)
         FOOD PRODUCTS (0.0%)
         Kraft Foods, Inc.
          5.625%, 11/1/11 . . .                495,000                    529,187
                                                              -------------------
         FOOD RETAIL (0.0%)
         Kroger Co.
          6.75%, 4/15/12. . . .              1,015,000                  1,123,204
                                                              -------------------
          TOTAL CONSUMER STAPLES                                        1,652,391
                                                              -------------------
         ENERGY (1.0%)
         INTEGRATED OIL & GAS (0.7%)
         Amerada Hess Corp.
          7.875%, 10/1/29 . . .              5,810,000                  6,717,435
         Conoco Funding Co.
          5.45%, 10/15/06^. . .              3,965,000                  4,279,686
         Conoco, Inc.
          6.95%, 4/15/29. . . .              7,895,000                  8,948,059
                                          PRINCIPAL                  VALUE
                                           AMOUNT                   (NOTE 1)
-----------------------------------------------------------------------------------

         Petronas Capital Ltd.
                                       $                     $
          7.00%, 5/22/12(S) . .              2,200,000                  2,395,741

                                                              -------------------
                                                                       22,340,921
                                                              -------------------
         OIL & GAS EXPLORATION & PRODUCTION (0.3%)
         Devon Energy Corp.
          7.95%, 4/15/32. . . .              2,275,000                  2,735,023
         Devon Funding Corp.
          7.875%, 9/30/31 . . .              4,520,000                  5,323,281
         Kerr-McGee Corp.
          7.875%, 9/15/31 . . .              2,925,000                  3,573,174

                                                              -------------------
                                                                       11,631,478
                                                              -------------------
          TOTAL ENERGY  . . . .                                        33,972,399
                                                              -------------------
         FINANCIALS (39.3%)
         ASSET BACKED (1.9%)
         Abbey National Capital
          Trust I
          8.96%, 12/29/49 . . .              3,705,000                  4,593,481
         American Express Master
          Trust, Series 02-1 A
          1.49%, 12/15/05 . . .             20,775,000                 20,792,362
         Discover Card Master
          Trust I, Series 00-9 A
          6.35%, 7/15/08. . . .             22,170,000                 24,474,028
          Lehman Manufactured Housing Trust,
          Series 98-1 1 IO
          0.81%, 7/15/28. . . .                229,631                      4,465
         Nomura Asset Securities
          Corp., Series 98-D6
          A1B
          6.59%, 3/15/30^ . . .             14,020,000                 15,913,667

                                                              -------------------
                                                                       65,778,003
                                                              -------------------
         BANKS (1.8%)
         Bank of America Corp.
          6.25%, 4/15/12. . . .              5,310,000                  5,907,434
         Bank One Corp.
          7.875%, 8/1/10. . . .              4,360,000                  5,225,482
          7.625%, 10/15/26. . .              4,375,000                  5,276,368
          Barclays Bank plc
          8.55%, 12/31/49(S)  .              3,255,000                  3,973,349
         Great Western Financial
          Trust II, Series A
          8.206%, 2/1/27. . . .              6,935,000                  7,445,395
         HSBC Capital Funding LP
          10.176%, 12/29/49(S)               2,800,000                  3,928,674
         Royal Bank of Scotland Group plc
          7.648%, 12/31/49. . .              6,100,000                  7,060,268
         Standard Chartered Bank
          8.00%, 5/30/31(S) . .              1,295,000                  1,490,993
         UniCredito Italiano Capital Trust II
          9.20%, 12/31/49(S)(e)              6,730,000                  8,270,248
         US Bank NA Minneapolis
          6.375%, 8/1/11. . . .              6,270,000                  7,032,144
         Washington Mutual Finance Corp.
          6.25%, 5/15/06. . . .              3,620,000                  3,922,042
          6.875%, 5/15/11 . . .              4,905,000                  5,474,328

                                                              -------------------
                                                                       65,006,725
                                                              -------------------
         COLLATERALIZED MORTGAGE OBLIGATIONS (1.4%)
         Bear Stearns Commercial
          Mortgage Securities,
          Series 02-PBW1
          4.72%, 11/11/35 . . .              7,285,000                  7,366,956
            Series 02-TOP8 A2
          4.83%, 8/15/38. . . .              7,460,000                  7,592,863
         Commercial Mortgage Asset Trust,
          Series 99-C1 A3
          6.64%, 9/17/10^ . . .             14,885,000                 16,960,920


72


EQ ADVISORS TRUST
EQ/BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002
                                         PRINCIPAL                  VALUE
                                           AMOUNT                   (NOTE 1)
-----------------------------------------------------------------------------------

         GE Capital Commercial
          Mortgage Corp.,
          Series 02-1A A2
                                       $                     $
          5.99%, 12/10/35 . . .              7,345,000                  8,112,785
         Morgan Stanley Dean Witter Capital,
          Series 02-IQ3 A4
          5.08%, 12/15/12 . . .              9,450,000                  9,767,709
            Series 02-HQ A3
          6.51%, 4/15/34. . . .                360,000                    406,594

                                                              -------------------
                                                                       50,207,827
                                                              -------------------
         DIVERSIFIED FINANCIALS (3.1%)
         Chase Manhattan Corp.
          6.375%, 4/1/08. . . .              4,740,000                  5,184,584
         CIT Group, Inc.
          5.50%, 11/30/07 . . .              1,200,000                  1,226,855
          6.875%, 11/1/09 . . .              1,730,000                  1,860,878
         Citicorp
          6.375%, 11/15/08. . .              4,935,000                  5,522,290
         Citigroup, Inc.
          7.25%, 10/1/10. . . .             10,880,000                 12,630,255
         Countrywide Home Loan
          4.25%, 12/19/07^. . .              3,910,000                  3,957,299
         Ford Motor Credit Co.
          6.50%, 1/25/07. . . .              6,540,000                  6,459,682
         General Electric
          Capital Corp.
          5.45%, 1/15/13. . . .              3,315,000                  3,443,410
          6.75%, 3/15/32. . . .              7,625,000                  8,430,124
         General Motors Acceptance Corp.
          6.875%, 9/15/11 . . .              8,405,000                  8,381,970
          8.00%, 11/1/31. . . .             10,990,000                 11,049,840
         Goldman Sachs Group,
          Inc.
          5.70%, 9/1/12 . . . .              5,060,000                  5,262,628
         Household Finance Corp.
          6.50%, 11/15/08 . . .              5,380,000                  5,784,646
          7.00%, 5/15/12. . . .              2,095,000                  2,294,630
          7.35%, 11/27/32 . . .                440,000                    474,286
         J.P. Morgan Chase & Co.
          6.75%, 2/1/11^. . . .              9,910,000                 10,774,340
         Lehman Brothers
          Holdings. Inc.
          6.625%, 1/18/12 . . .              4,695,000                  5,196,567
         Morgan Stanley
          7.25%, 4/1/32 . . . .              4,045,000                  4,608,529
         National Rural
          Utilities
          7.25%, 3/1/12 . . . .              1,875,000                  2,150,471
         Sprint Capital Corp.
          7.625%, 1/30/11^. . .              7,335,000                  6,968,250

                                                              -------------------
                                                                      111,661,534
                                                              -------------------
         FOREIGN GOVERNMENT (0.4%)
         Quebec Province
          7.50%, 9/15/29. . . .              7,160,000                  8,929,580
         United Mexican States
          8.30%, 8/15/31. . . .              5,740,000                  6,055,700

                                                              -------------------
                                                                       14,985,280
                                                              -------------------
         INSURANCE (0.1%)
         American General
          Finance Corp.
          4.50%, 11/15/07 . . .              2,280,000                  2,347,351
                                                              -------------------
         U.S. GOVERNMENT (10.5%)
         U.S. Treasury Bonds
          5.375%, 2/15/31^. . .             51,570,000                 56,219,345
         U.S. Treasury Notes
          5.50%, 2/28/03^ . . .             77,970,000                 78,503,175
          3.25%, 5/31/04^ . . .            106,605,000                109,445,064
          1.75%, 12/31/04 . . .             39,890,000                 40,008,433
          4.375%, 5/15/07^. . .             51,975,000                 55,812,210
          3.25%, 8/15/07^ . . .                 10,000                     10,248
                                          PRINCIPAL                  VALUE
                                           AMOUNT                   (NOTE 1)
-----------------------------------------------------------------------------------

                                       $                     $
          4.00%, 1/15/08^ . . .             30,674,244                 33,655,412
          4.00%, 11/15/12^. . .              2,440,000                  2,474,504

                                                              -------------------
                                                                      376,128,391
                                                              -------------------
         U.S. GOVERNMENT AGENCIES (20.1%)
         Federal Home Loan Mortgage Corp.
          3.50%, 9/15/07^ . . .             44,680,000                 45,610,729
          5.125%, 7/15/12^. . .                410,000                    436,378
          7.00%, 6/1/32 . . . .             29,087,915                 30,573,173
         Federal National Mortgage Association
          9.00%, 8/1/26 . . . .                 38,064                     40,856
          5.50%, 1/25/18 TBA. .             38,115,000                 39,484,777
          6.00%, 1/25/18 TBA. .             77,605,000                 81,097,225
          6.50%, 1/15/33 TBA. .            174,735,000                181,888,301
          6.00%, 1/25/33 TBA. .            214,285,000                221,450,262
          7.00%, 1/25/33 TBA. .             62,165,000                 65,370,352
         Government National Mortgage Association
          8.50%, 10/15/17 . . .                 14,686                     15,910
          8.50%, 11/15/17 . . .                 53,847                     58,333
          8.00%, 7/15/26. . . .                  8,555                      9,230
          6.50%, 10/15/31 . . .              2,336,434                  2,453,944
          6.50%, 6/15/32. . . .              1,122,908                  1,179,384
          6.50%, 1/15/32 TBA. .             47,540,000                 49,857,575

                                                              -------------------
                                                                      719,526,429
                                                              -------------------
          TOTAL FINANCIALS  . .                                     1,405,641,540
                                                              -------------------
         HEALTH CARE (0.3%)
         HEALTH CARE EQUIPMENT & SERVICES (0.2%)
         Anthem, Inc.
          6.80%, 8/1/12 . . . .              3,875,000                  4,216,392
         Health Net, Inc.
          8.375%, 4/15/11 . . .              2,235,000                  2,576,928

                                                              -------------------
                                                                        6,793,320
                                                              -------------------
         PHARMACEUTICALS (0.1%)
         Bristol-Myers Squibb
          Co.
          4.75%, 10/1/06. . . .              2,785,000                  2,936,685
                                                              -------------------
          TOTAL HEALTH CARE . .                                         9,730,005
                                                              -------------------
         INDUSTRIALS (0.3%)
         MACHINERY (0.1%)
         John Deere Capital
          Corp.
          4.50%, 8/22/07. . . .              4,445,000                  4,590,351
                                                              -------------------
         RAILROADS (0.2%)
         CSX Corp.
          7.95%, 5/1/27^. . . .              4,080,000                  5,005,838
                                                              -------------------
          TOTAL INDUSTRIALS . .                                         9,596,189
                                                              -------------------
         INFORMATION TECHNOLOGY (0.0%)
         IT CONSULTING & SERVICES (0.0%)
         Science Applications
          International Corp.
          6.25%, 7/1/12 . . . .              1,220,000                  1,315,905
                                                              -------------------
         MATERIALS (0.3%)
         PAPER & FOREST PRODUCTS (0.3%)
         Westvaco Corp.
          6.85%, 4/1/12^. . . .              3,195,000                  3,545,265
          8.20%, 1/15/30. . . .              4,680,000                  5,439,868

                                                              -------------------
                                                                        8,985,133
                                                              -------------------
         TELECOMMUNICATION SERVICES (1.6%)
         DIVERSIFIED TELECOMMUNICATION SERVICES (0.8%)
         AT&T Corp.
          7.30%, 11/15/11 . . .              6,775,000                  7,405,116
          6.50%, 3/15/13. . . .              8,785,000                  8,812,471
          9.45%, 11/15/22 . . .              2,455,000                  2,892,670


73


EQ ADVISORS TRUST
EQ/BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002
                                           PRINCIPAL                  VALUE
                                           AMOUNT                   (NOTE 1)
-----------------------------------------------------------------------------------

         British
          Telecommunications plc
          8.625%, 12/15/30. . .        $     3,625,000             $    4,621,512
         Verizon Global Funding
          Corp.
          7.375%, 9/1/12^ . . .              3,575,000                  4,113,177

                                                              -------------------
                                                                       27,844,946
                                                              -------------------
         WIRELESS TELECOMMUNICATION SERVICES (0.8%)
         AT&T Wireless Services,
          Inc.
          8.75%, 3/1/31 . . . .              6,270,000                  6,144,600
         Verizon Wireless, Inc.
          1.81%, 12/17/03 . . .             19,500,000                 19,362,291
         Vodafone Group plc
          7.875%, 2/15/30 . . .              1,955,000                  2,356,097

                                                              -------------------
                                                                       27,862,988
                                                              -------------------
          TOTAL
           TELECOMMUNICATION
           SERVICES . . . . . .                                        55,707,934
                                                              -------------------
         UTILITIES (0.6%)
         ELECTRIC UTILITIES (0.3%)
         Carolina Power & Light
          Co.
          6.50%, 7/15/12. . . .              2,180,000                  2,383,346
         Cincinnati Gas &
          Electric Co.
          5.70%, 9/15/12. . . .              1,795,000                  1,839,963
         FirstEnergy Corp.
          7.375%, 11/15/31. . .              1,635,000                  1,584,945
         Public Service Co. of Colorado, Inc.
          7.875%, 10/1/12^(S) .              1,015,000                  1,133,038
         Teco Energy, Inc.
          6.125%, 5/1/07. . . .              3,310,000                  2,879,700

                                                              -------------------
                                                                        9,820,992
                                                              -------------------
         GAS UTILITIES (0.3%)
         KeySpan Corp.
          7.25%, 11/15/05 . . .              7,345,000                  8,236,272
         NiSource Finance Corp.
          7.875%, 11/15/10^ . .              2,495,000                  2,742,072

                                                              -------------------
                                                                       10,978,344
                                                              -------------------
         MULTI - UTILITIES (0.0%)
         MidAmerican Energy Holdings Co.
          5.875%, 10/1/12(S)  .              1,785,000                  1,809,510
                                                              -------------------
          TOTAL UTILITIES . . .                                        22,608,846
                                                              -------------------
         TOTAL LONG-TERM DEBT
          SECURITIES (44.6%)
          (Cost $1,553,462,389)                                     1,593,693,728
                                                              -------------------
                                          PRINCIPAL                  VALUE
                                           AMOUNT                   (NOTE 1)
-----------------------------------------------------------------------------------

         SHORT-TERM DEBT SECURITIES:
         COMMERCIAL PAPER (0.2%)
          General Electric
          Capital Corp., 1.18%,        $     5,954,000
          1/2/03. . . . . . . .                                    $    5,954,000
                                                              -------------------
         TIME DEPOSIT (0.3%)
          J.P. Morgan Chase
          Nassau,                           12,156,467
          0.73%, 1/2/03 . . . .                                        12,156,467
                                                              -------------------
         U.S. GOVERNMENT (1.4%)

          U.S. Treasury Bills,              50,000,000                 49,997,778
           1/2/03 . . . . . . .                               -------------------
         U.S. GOVERNMENT AGENCIES (16.0%)
          Federal Home Loan
          Mortgage Corp.
          (Discount Note),                 571,800,000
          1/2/03. . . . . . . .                                       571,776,173
                                                              -------------------
         TOTAL SHORT-TERM DEBT
          SECURITIES (17.9%)

          (Amortized Cost                                             639,884,418
           $639,884,418). . . .                               -------------------
         TOTAL INVESTMENTS (117.6%)
          (Cost/Amortized Cost
           $4,490,398,391). . .                                     4,201,115,407
         OTHER ASSETS LESS
          LIABILITIES
          (-17.6%). . . . . . .                                      (627,970,621)
                                                              -------------------
         NET ASSETS (100%)  . .                                    $3,573,144,786
                                                              ===================

* Non-income producing.
^ All, or a portion of security out on loan (See Note 1).
+ Securities (totaling $0 or 0.0% of net assets) valued at fair value.
(z) Securities exempt from registration under Rule 144A of the Se-curities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2002, these se-curities amounted to $23,841,453 or .67% of net assets.
(e) Step Bond - Coupon rate increases in increments to maturity.
Rate disclosed is as of December 31, 2002. Maturity date dis-closed is the ultimate maturity date.
Glossary:
ADR - American Depositary Receipt
IO - Interest only
TBA - Security is subject to delayed delivery.

EQ ADVISORS TRUST
EQ/BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2002
--------------------------------------------------------------------------------

Options written for the year ended December 31, 2002, were as follows:

                                                                         TOTAL          TOTAL
                                                                       NUMBER OF      PREMIUMS
                                                                       CONTRACTS      RECEIVED
                                                                      ------------  -----------
--
Options Outstanding -- January 1, 2002. . . . . . . . . . . . . . .        --         $     --
Options Written . . . . . . . . . . . . . . . . . . . . . . . . . .       597           97,044
Options Terminated in Closing Purchase Transactions . . . . . . . .      (203)         (38,484)
Options Expired . . . . . . . . . . . . . . . . . . . . . . . . . .      (394)         (58,560)
Options Exercised . . . . . . . . . . . . . . . . . . . . . . . . .        --               --
                                                                         ----         --------
Options Outstanding -- December 31, 2002. . . . . . . . . . . . . .        --         $     --
                                                                         ====         ========


Investment security transactions for the year ended December 31, 2002 were as follows:

COST OF PURCHASES:
Stocks and long-term
 corporate debt securities . . . . . .                 $1,250,000,000
U.S. Government securities . . . . . .                    852,000,000
NET PROCEEDS OF SALES
 AND REDEMPTIONS:
Stocks and long-term
 corporate debt securities . . . . . .                     12,200,000
U.S. Government securities . . . . . .                    300,000,000
As of December 31, 2002, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross
 unrealized appreciation                $  108,637,880
Aggregate gross
 unrealized depreciation                  (454,534,482)
                                        --------------
Net unrealized
 depreciation . . . . .                 $ (345,896,602)
                                        ==============
Federal income tax cost
 of investments . . . .                 $4,547,012,009
                                        ==============


At December 31, 2002, the Portfolio had loaned securities with a total value $332,561,181 which was secured by collateral of $338,271,696.

For the year ended December 31, 2002, the Portfolio incurred approximately $92,022 as brokerage commissions with Bernstein (Sanford C.) & Co. and $93,974 with Merrill Lynch & Co., Inc., affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $641,596,708 of which $753,329 expires in the year 2007, $192,971,362 expires in the year 2008, $174,204,506 expires in the year 2009 and $273,667,511 expires in the year 2010,

Included in the capital loss carryforward amounts at December 31, 2002 are $356,378,893 of losses acquired from EQ/Growth Investors Portfolio as a result of the reorganizations as discussed in Note 8. Certain capital loss carryforwards may be subject to limitations on use persuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible not all of these capital losses will be available for use.
                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/BERNSTEIN DIVERSIFIED VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2002

                                                     NUMBER               VALUE
                                                    OF SHARES            NOTE 1)
------------------------------------------------------------------------------------

         COMMON STOCKS:
         CONSUMER DISCRETIONARY (13.2%)
         APPAREL RETAIL (0.4%)

                                                                     $
         TJX Cos., Inc. . . . . . . . . . .           171,800            3,353,536
                                                                      ------------
         AUTO COMPONENTS (2.1%)
         Autoliv, Inc.. . . . . . . . . . .           119,700            2,505,321
         Dana Corp.^. . . . . . . . . . . .           250,200            2,942,352
         Delphi Corp. . . . . . . . . . . .           147,300            1,185,765
         Goodyear Tire & Rubber Co.^. . . .           141,300              962,253
         Lear Corp.*. . . . . . . . . . . .           102,300            3,404,544
         Magna International, Inc., Class A            72,000            4,042,800
         Snap-On, Inc.. . . . . . . . . . .            76,500            2,150,415

                                                                      ------------
                                                                        17,193,450
                                                                      ------------
         AUTOMOBILES (0.8%)
         Ford Motor Co. . . . . . . . . . .            39,584              368,131
         General Motors Corp. . . . . . . .           166,900            6,151,934

                                                                      ------------
                                                                         6,520,065
                                                                      ------------
         DEPARTMENT STORES (1.7%)
         Federated Department Stores, Inc.*           173,300            4,984,108

         May Department Stores Co.. . . . .           170,950            3,928,431
         Sears, Roebuck & Co. . . . . . . .           207,500            4,969,625

                                                                      ------------
                                                                        13,882,164
                                                                      ------------
         HOME IMPROVEMENT RETAIL (0.4%)
         Sherwin-Williams Co. . . . . . . .           122,650            3,464,862
                                                                      ------------
         HOUSEHOLD DURABLES (3.3%)
         Black & Decker Corp. . . . . . . .            76,000            3,259,640
         Fortune Brands, Inc. . . . . . . .           109,300            5,083,543
         KB Home. . . . . . . . . . . . . .            79,800            3,419,430
         Leggett & Platt, Inc.. . . . . . .           172,200            3,864,168
         Newell Rubbermaid, Inc.. . . . . .           136,100            4,127,913
         Pulte Homes, Inc.. . . . . . . . .            90,400            4,327,448
         Whirlpool Corp.. . . . . . . . . .            57,600            3,007,872

                                                                      ------------
                                                                        27,090,014
                                                                      ------------
         MEDIA (1.7%)
         AOL Time Warner, Inc.* . . . . . .            91,700            1,201,270
         Comcast Corp.. . . . . . . . . . .           227,938            5,372,499
         Knight Ridder, Inc.. . . . . . . .            57,300            3,624,225
         Viacom, Inc., Class B* . . . . . .            61,900            2,523,044
         Walt Disney Co.. . . . . . . . . .            85,100            1,387,981

                                                                      ------------
                                                                        14,109,019
                                                                      ------------
         PHOTOGRAPHIC PRODUCTS (0.7%)
         Eastman Kodak Co.^ . . . . . . . .           164,642            5,769,056
                                                                      ------------
         RESTAURANTS (0.7%)
         McDonald's Corp. . . . . . . . . .           187,900            3,021,432
         Wendy's International, Inc.. . . .           102,100            2,763,847

                                                                      ------------
                                                                         5,785,279
                                                                      ------------
         SPECIALTY STORES (0.6%)
         AutoNation, Inc.*. . . . . . . . .           364,700            4,580,632
                                                                      ------------
         TEXTILES & APPAREL (0.8%)
         Liz Claiborne, Inc.. . . . . . . .           137,400            4,073,910
         V.F. Corp. . . . . . . . . . . . .            69,900            2,519,895

                                                                      ------------
                                                                         6,593,805
                                                                      ------------
          TOTAL CONSUMER DISCRETIONARY  . .                            108,341,882
                                                                      ------------
         CONSUMER STAPLES (5.2%)
         BEVERAGES (0.2%)
         Coca-Cola Enterprises, Inc.. . . .            60,800            1,320,576
                                                                      ------------
         FOOD DISTRIBUTORS (0.3%)
         SUPERVALU, Inc.. . . . . . . . . .           161,200            2,661,412
                                                                      ------------
         FOOD PRODUCTS (4.2%)
         Archer-Daniels-Midland Co. . . . .           264,495            3,279,738
         ConAgra Foods, Inc.. . . . . . . .           201,800            5,047,018
         Del Monte Foods Co.*^. . . . . . .            39,301              302,618
                                                     NUMBER               VALUE
                                                    OF SHARES
                                                                        (NOTE 1)
------------------------------------------------------------------------------------

                                                                     $
         H.J. Heinz Co. . . . . . . . . . .            88,000            2,892,560
         Monsanto Co. . . . . . . . . . . .                 1                   19
         Philip Morris Cos., Inc. . . . . .           263,900           10,695,867
         Sara Lee Corp. . . . . . . . . . .           202,700            4,562,777
         Tyson Foods, Inc., Class A . . . .           357,476            4,010,881
         UST, Inc.. . . . . . . . . . . . .           111,100            3,714,073

                                                                      ------------
                                                                        34,505,551
                                                                      ------------
         HOUSEHOLD PRODUCTS (0.5%)
         Procter & Gamble Co. . . . . . . .            44,200            3,798,548
                                                                      ------------
          TOTAL CONSUMER STAPLES  . . . . .                             42,286,087
                                                                      ------------
         ENERGY (10.8%)
         INTEGRATED OIL & GAS (10.3%)
         Amerada Hess Corp.^. . . . . . . .            81,000            4,459,050
         ChevronTexaco Corp.. . . . . . . .           248,000           16,487,040
         ConocoPhillips . . . . . . . . . .           218,597           10,577,909
         Exxon Mobil Corp.. . . . . . . . .         1,154,982           40,355,071
         Marathon Oil Co. . . . . . . . . .           253,200            5,390,628
         Occidental Petroleum Corp. . . . .           214,500            6,102,525
         Reliant Resources, Inc.* . . . . .           294,825              943,440

                                                                      ------------
                                                                        84,315,663
                                                                      ------------
         OIL & GAS REFINING & MARKETING (0.5%)
         Valero Energy Corp.. . . . . . . .           122,800            4,536,232
                                                                      ------------
          TOTAL ENERGY  . . . . . . . . . .                             88,851,895
                                                                      ------------
         FINANCIALS (31.3%)
         BANKS (16.7%)
         Amsouth Bancorp. . . . . . . . . .           204,000            3,916,800
         Bank of America Corp.. . . . . . .           364,984           25,391,937
         Bank One Corp. . . . . . . . . . .           233,850            8,547,217
         Charter One Financial, Inc.. . . .           112,785            3,240,313
         Comerica, Inc.^. . . . . . . . . .           130,100            5,625,524
         FleetBoston Financial Corp.. . . .           371,506            9,027,596
         Golden West Financial Corp.. . . .            74,800            5,371,388
         Huntington Bancshares, Inc.^ . . .           258,000            4,827,180
         KeyCorp. . . . . . . . . . . . . .           246,900            6,207,066
         National City Corp.. . . . . . . .           270,375            7,386,645
         Regions Financial Corp.^ . . . . .           167,800            5,597,808
         SouthTrust Corp. . . . . . . . . .           156,900            3,898,965
         U.S. Bancorp . . . . . . . . . . .           371,300            7,878,986
         Union Planters Corp. . . . . . . .           113,250            3,186,855
         UnionBanCal Corp.^ . . . . . . . .            85,400            3,353,658
         Wachovia Corp. . . . . . . . . . .           383,900           13,989,316
         Washington Mutual, Inc.. . . . . .           307,600           10,621,428
         Wells Fargo & Co.. . . . . . . . .           202,100            9,472,427

                                                                      ------------
                                                                       137,541,109
                                                                      ------------
         DIVERSIFIED FINANCIALS (8.9%)
         Bear Stearns Co., Inc. . . . . . .            61,400            3,647,160
         Citigroup, Inc.. . . . . . . . . .           814,466           28,661,059
         Countrywide Financial Corp., Inc..            50,300            2,597,995
         Fannie Mae . . . . . . . . . . . .            63,850            4,107,470
         Freddie Mac. . . . . . . . . . . .            69,800            4,121,690
         Goldman Sachs Group, Inc.. . . . .            50,600            3,445,860
         J.P. Morgan Chase & Co.. . . . . .           560,440           13,450,560
         Lehman Brothers Holdings, Inc. . .            92,800            4,945,312
         Merrill Lynch & Co., Inc.. . . . .            69,700            2,645,115
         Morgan Stanley . . . . . . . . . .           139,200            5,556,864

                                                                      ------------
                                                                        73,179,085
                                                                      ------------
         INSURANCE (5.7%)
         Allstate Corp. . . . . . . . . . .           210,800            7,797,492
         American International Group, Inc.           154,892            8,960,502

         Aon Corp.^ . . . . . . . . . . . .           180,200            3,403,978
         Chubb Corp.. . . . . . . . . . . .            82,200            4,290,840
         Metlife, Inc.. . . . . . . . . . .           212,800            5,754,112
         MGIC Investment Corp.^ . . . . . .            57,900            2,391,270
         St. Paul Cos., Inc.^ . . . . . . .            58,366            1,987,362

76


EQ ADVISORS TRUST
EQ/BERNSTEIN DIVERSIFIED VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002
                                                      NUMBER               VALUE
                                                    OF SHARES            (NOTE 1)
------------------------------------------------------------------------------------

                                                                     $
         Torchmark Corp.. . . . . . . . . .            80,200            2,929,706
         Travelers Property Casualty Corp.,
          Class A*. . . . . . . . . . . . .           275,656            4,038,361
         Travelers Property Casualty Corp.,
          Class B*. . . . . . . . . . . . .            52,919              775,263
         UnumProvident Corp.. . . . . . . .           119,900            2,103,046
         XL Capital Ltd., Class A . . . . .            33,600            2,595,600

                                                                      ------------
                                                                        47,027,532
                                                                      ------------
          TOTAL FINANCIALS  . . . . . . . .                            257,747,726
                                                                      ------------
         HEALTH CARE (3.8%)
         HEALTH CARE EQUIPMENT & SERVICES (2.4%)
         Aetna, Inc.^ . . . . . . . . . . .            40,600            1,669,472
         Becton, Dickinson & Co.. . . . . .            55,400            1,700,226
         CIGNA Corp.. . . . . . . . . . . .           121,800            5,008,416
         Health Net, Inc.*^ . . . . . . . .           152,525            4,026,660
         Humana, Inc.*. . . . . . . . . . .           287,000            2,870,000
         Oxford Health Plans,  Inc.*. . . .           112,000            4,082,400

                                                                      ------------
                                                                        19,357,174
                                                                      ------------
         PHARMACEUTICALS (1.4%)
         Abbott Laboratories. . . . . . . .            95,100            3,804,000
         Bristol-Myers Squibb Co. . . . . .            44,800            1,037,120
         Eli Lilly & Co.. . . . . . . . . .            11,600              736,600
         Merck & Co., Inc.. . . . . . . . .            55,300            3,130,533
         Pharmacia Corp.. . . . . . . . . .            46,300            1,935,340
         Wyeth. . . . . . . . . . . . . . .            30,400            1,136,960

                                                                      ------------
                                                                        11,780,553
                                                                      ------------
          TOTAL HEALTH CARE . . . . . . . .                             31,137,727
                                                                      ------------
         INDUSTRIALS (6.4%)
         AEROSPACE & DEFENSE (0.2%)
         Goodrich Corp. . . . . . . . . . .            85,000            1,557,200
                                                                      ------------
         BUILDING PRODUCTS (0.7%)
         Masco Corp.. . . . . . . . . . . .           259,500            5,462,475
                                                                      ------------
         COMMERCIAL SERVICES & SUPPLIES (0.7%)
         Deluxe Corp.^. . . . . . . . . . .            75,075            3,160,657
         R.R. Donnelley & Sons Co.^ . . . .           108,100            2,353,337

                                                                      ------------
                                                                         5,513,994
                                                                      ------------
         ELECTRICAL EQUIPMENT (1.0%)
         Cooper Industries Ltd., Class A. .            95,100            3,466,395
         Hubbell, Inc., Class B^. . . . . .            97,300            3,419,122
         Thomas & Betts Corp.^. . . . . . .            70,600            1,193,140

                                                                      ------------
                                                                         8,078,657
                                                                      ------------
         MACHINERY (1.3%)
         Cummins, Inc.^ . . . . . . . . . .            72,800            2,047,864
         Eaton Corp.. . . . . . . . . . . .            46,800            3,655,548
         Parker-Hannifin Corp.. . . . . . .           110,600            5,101,978

                                                                      ------------
                                                                        10,805,390
                                                                      ------------
         RAILROADS (2.1%)
         Burlington Northern
          Santa Fe Corp.. . . . . . . . . .           231,000            6,008,310
         CSX Corp.. . . . . . . . . . . . .           178,600            5,056,166
         Norfolk Southern Corp. . . . . . .           145,700            2,912,543
         Union Pacific Corp.. . . . . . . .            61,300            3,670,031

                                                                      ------------
                                                                        17,647,050
                                                                      ------------
         TRADING COMPANIES & DISTRIBUTORS (0.4%)
         Genuine Parts Co.^ . . . . . . . .           120,900            3,723,720
                                                                      ------------
          TOTAL INDUSTRIALS . . . . . . . .                             52,788,486
                                                                      ------------
         INFORMATION TECHNOLOGY (5.6%)
         COMPUTER HARDWARE (2.5%)
         Hewlett-Packard Co.. . . . . . . .           772,601           13,412,353
         International Business
          Machines Corp.. . . . . . . . . .            88,900            6,889,750

                                                                      ------------
                                                                        20,302,103
                                                                      ------------
                                                     NUMBER               VALUE
                                                    OF SHARES            (NOTE 1)
------------------------------------------------------------------------------------

         COMPUTER STORAGE & PERIPHERALS (0.1%)

                                                                     $
         Quantum Corp.* . . . . . . . . . .           194,300              518,781
                                                                      ------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS (1.1%)
         Arrow Electronics, Inc.* . . . . .           116,400            1,488,756
         Avnet, Inc.. . . . . . . . . . . .           121,000            1,310,430
         Ingram Micro, Inc., Class A* . . .           227,800            2,813,330
         Solectron Corp.*^. . . . . . . . .           346,400            1,229,720
         Tech Data Corp.* . . . . . . . . .            81,200            2,189,152

                                                                      ------------
                                                                         9,031,388
                                                                      ------------
         TELECOMMUNICATIONS EQUIPMENT (1.9%)
         ADC Telecommunications, Inc.*. . .           826,400            1,727,176
         Corning, Inc.*^. . . . . . . . . .         1,396,800            4,623,408
         Nortel Networks Corp.*^. . . . . .         4,108,100            6,614,041
         Tellabs, Inc.* . . . . . . . . . .           427,500            3,107,925

                                                                      ------------
                                                                        16,072,550
                                                                      ------------
          TOTAL INFORMATION TECHNOLOGY  . .                             45,924,822
                                                                      ------------
         MATERIALS (6.6%)
         CHEMICALS (3.6%)
         Ashland, Inc.. . . . . . . . . . .            81,400            2,322,342
         Cabot Corp.. . . . . . . . . . . .            74,500            1,977,230
         Dow Chemical Co. . . . . . . . . .           204,200            6,064,740
         Du Pont (E.I.) de Nemours & Co.. .           221,900            9,408,560
         Eastman Chemical Co. . . . . . . .            20,300              746,431
         FMC Corp.* . . . . . . . . . . . .            60,900            1,663,788
         Lubrizol Corp. . . . . . . . . . .            62,100            1,894,050
         Millennium Chemicals, Inc. . . . .            64,600              614,992
         PPG Industries, Inc. . . . . . . .            69,800            3,500,470
         Praxair, Inc.. . . . . . . . . . .            25,400            1,467,358

                                                                      ------------
                                                                        29,659,961
                                                                      ------------
         CONTAINERS & PACKAGING (0.7%)
         Bemis Co.. . . . . . . . . . . . .            24,900            1,235,787
         Owens-Illinois, Inc.*^ . . . . . .            68,400              997,272
         Smurfit-Stone Container Corp.* . .           215,100            3,310,604

                                                                      ------------
                                                                         5,543,663
                                                                      ------------
         PAPER & FOREST PRODUCTS (2.3%)
         Boise Cascade Corp.^ . . . . . . .            72,300            1,823,406
         Georgia-Pacific Corp.. . . . . . .           254,765            4,117,002
         International Paper Co.. . . . . .           159,700            5,584,709
         MeadWestvaco Corp. . . . . . . . .           199,638            4,933,055
         Temple-Inland, Inc.^ . . . . . . .            51,800            2,321,158

                                                                      ------------
                                                                        18,779,330
                                                                      ------------
          TOTAL MATERIALS . . . . . . . . .                             53,982,954
                                                                      ------------
         TELECOMMUNICATION SERVICES (7.0%)
         DIVERSIFIED TELECOMMUNICATION SERVICES (6.3%)
         AT&T Corp. . . . . . . . . . . . .           140,920            3,679,421
         BellSouth Corp.. . . . . . . . . .           370,300            9,579,661
         Qwest Communications International,
          Inc.*^. . . . . . . . . . . . . .         1,041,500            5,207,500
         SBC Communications, Inc. . . . . .           452,542           12,268,414
         Sprint Corp. (FON Group) . . . . .           457,900            6,630,392
         Verizon Communications, Inc. . . .           381,236           14,772,895

                                                                      ------------
                                                                        52,138,283
                                                                      ------------
         WIRELESS TELECOMMUNICATION SERVICES (0.7%)
         AT&T Wireless Services, Inc.*. . .           966,300            5,459,595
                                                                      ------------
          TOTAL TELECOMMUNICATION SERVICES                              57,597,878
                                                                      ------------
         UTILITIES (5.9%)
         ELECTRIC UTILITIES (4.7%)
         Ameren Corp. . . . . . . . . . . .           126,400            5,254,448
         American Electric Power Co.^ . . .           166,300            4,544,979
         CINergy Corp.^ . . . . . . . . . .           146,600            4,943,352
         CMS Energy Corp. . . . . . . . . .           235,200            2,220,288
         Consolidated Edison, Inc.^ . . . .           128,000            5,480,960
         Constellation Energy Group, Inc.^.           170,400            4,740,528

77


EQ ADVISORS TRUST
EQ/BERNSTEIN DIVERSIFIED VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2002
                                                   NUMBER               VALUE
                                                  OF SHARES            (NOTE 1)
------------------------------------------------------------------------------------

         Entergy Corp.. . . . . . . . . . .           126,200         $  5,753,458
         Pepco Holdings, Inc.*. . . . . . .             7,175              139,123
         PPL Corp.. . . . . . . . . . . . .           134,300            4,657,524
         Wisconsin Energy Corp. . . . . . .            45,400            1,144,080

                                                                      ------------
                                                                        38,878,740
                                                                      ------------
         GAS UTILITIES (0.6%)
         Sempra Energy. . . . . . . . . . .           208,900            4,940,485
                                                                      ------------
         MULTI - UTILITIES (0.6%)
         Puget Energy, Inc.^. . . . . . . .            95,550            2,106,878
         Westar Energy, Inc.^ . . . . . . .            90,900              899,910
         XCEL Energy, Inc.. . . . . . . . .           136,200            1,498,200

                                                                      ------------
                                                                         4,504,988
                                                                      ------------
          TOTAL UTILITIES . . . . . . . . .                             48,324,213
                                                                      ------------
         TOTAL COMMON STOCKS (95.8%)
          (Cost $876,938,387) . . . . . . .                            786,983,670
                                                                      ------------
                                                    PRINCIPAL             VALUE
                                                     AMOUNT              (NOTE 1)
------------------------------------------------------------------------------------

         SHORT-TERM DEBT SECURITIES:
         TIME DEPOSIT (5.5%)
         J.P. Morgan Chase Nassau,

          0.73%,  1/2/03                                             $
          (Amortized Cost $45,121,897)  . .        $                    45,121,897
                                                   45,121,897         ------------
         TOTAL INVESTMENTS (101.3%)
          (Cost/Amortized Cost
           $922,060,284). . . . . . . . . .                            832,105,567

         OTHER ASSETS LESS LIABILITIES                                 (10,679,519)
          (-1.3%) . . . . . . . . . . . . .                           ------------
         NET ASSETS (100%)  . . . . . . . .                           $821,426,048
                                                                      ============

Investment security transactions for the year ended
December 31, 2002 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities  . $ 394,468,689
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities . .  90,121,892

As of December 31, 2002, the gross unrealized appreciation
(depreciation) of investments based
on the aggregate cost of investments for
federal income tax purposes was as follows:
Aggregate gross unrealized appreciation. . ..$ 30,124,569
Aggregate gross unrealized depreciation. . ..(122,287,123)
                                             ------------
Net unrealized depreciation . . . . . . .. . $(92,162,554)
                                             ------------
Federal income tax cost of investments . . .  924,268,121
                                             ============
At December 31, 2002, the Portfolio had loaned securities with a total value $30,065,576 which was secured by collateral of $30,999,333.

For the year ended December 31, 2002, the Portfolio incurred approximately $487,258 as brokerage commissions with Bernstein (Sanford
C.) & Co., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $19,967,529 which expires in the year 2010.

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2002

                                                       NUMBER             VALUE
                                                     OF SHARES          (NOTE 1)
-----------------------------------------------------------------------------------

         COMMON STOCKS:
         CONSUMER DISCRETIONARY (15.1%)
         AUTO COMPONENTS (0.5%)

                                                                      $
         ArvinMeritor, Inc. . . . . . . . . .           3,400               56,678
                                                                       -----------
         AUTOMOBILES (0.9%)
         Harley-Davidson, Inc.. . . . . . . .           2,125               98,175
                                                                       -----------
         COMPUTER & ELECTRONICS RETAIL (1.0%)
         Best Buy Co., Inc.*. . . . . . . . .           4,800              115,920
                                                                       -----------
         DEPARTMENT STORES (2.7%)
         Kohl's Corp.*. . . . . . . . . . . .           5,300              296,535
                                                                       -----------
         GENERAL MERCHANDISE STORES (1.0%)
         Target Corp. . . . . . . . . . . . .           3,700              111,000
                                                                       -----------
         HOME IMPROVEMENT RETAIL (3.2%)
         Home Depot, Inc. . . . . . . . . . .           9,800              234,808
         Lowe's Cos., Inc.. . . . . . . . . .           3,200              120,000

                                                                       -----------
                                                                           354,808
                                                                       -----------
         HOUSEHOLD DURABLES (0.6%)
         D.R. Horton, Inc.. . . . . . . . . .           3,800               65,930
                                                                       -----------
         SPECIALTY STORES (5.2%)
         Bed Bath & Beyond, Inc.* . . . . . .           5,600              193,368
         Office Depot, Inc.*. . . . . . . . .           7,900              116,604
         Staples, Inc.* . . . . . . . . . . .           7,600              139,080
         Williams-Sonoma, Inc.* . . . . . . .           4,800              130,320

                                                                       -----------
                                                                           579,372
                                                                       -----------
          TOTAL CONSUMER DISCRETIONARY  . . .                            1,678,418
                                                                       -----------
         CONSUMER STAPLES (6.5%)
         DRUG RETAIL (1.6%)
         CVS Corp.. . . . . . . . . . . . . .           7,000              174,790
                                                                       -----------
         FOOD DISTRIBUTORS (2.7%)
         SYSCO Corp.. . . . . . . . . . . . .          10,050              299,390
                                                                       -----------
         FOOD PRODUCTS (1.1%)
         NBTY, Inc.*. . . . . . . . . . . . .           3,400               59,772
         Performance Food Group Co.*. . . . .           1,700               57,730

                                                                       -----------
                                                                           117,502
                                                                       -----------
         FOOD RETAIL (0.6%)
         Whole Foods Market, Inc.*. . . . . .           1,300               68,549
                                                                       -----------
         HOUSEHOLD PRODUCTS (0.5%)
         Church & Dwight Co., Inc.. . . . . .           1,900               57,817
                                                                       -----------
          TOTAL CONSUMER STAPLES  . . . . . .                              718,048
                                                                       -----------
         ENERGY (1.6%)
         INTEGRATED OIL & GAS (0.6%)
         Key Energy Services, Inc.* . . . . .           6,800               60,996
                                                                       -----------
         OIL & GAS EQUIPMENT & SERVICES (0.5%)
         Smith International, Inc.* . . . . .           1,800               58,716
                                                                       -----------
         OIL & GAS EXPLORATION & PRODUCTION (0.5%)
         Pioneer Natural Resources Co.* . . .           2,200               55,550
                                                                       -----------
          TOTAL ENERGY  . . . . . . . . . . .                              175,262
                                                                       -----------
         FINANCIALS (16.8%)
         BANKS (7.1%)
         Amsouth Bancorp. . . . . . . . . . .           6,100              117,120
         Fifth Third Bancorp. . . . . . . . .           4,200              245,910
         Greater Bay Bancorp. . . . . . . . .           7,200              124,488
         Investors Financial Services Corp. .           3,400               93,126
         Wells Fargo & Co.. . . . . . . . . .           4,500              210,915

                                                                       -----------
                                                                           791,559
                                                                       -----------
         DIVERSIFIED FINANCIALS (5.0%)
         American Express Co. . . . . . . . .           5,000              176,750
                                                       NUMBER             VALUE
                                                      OF SHARES          (NOTE 1)
-----------------------------------------------------------------------------------

                                                                      $
         Charles Schwab Corp. . . . . . . . .          11,150              120,977
         Goldman Sachs Group, Inc.. . . . . .           2,050              139,605
         SLM Corp.. . . . . . . . . . . . . .           1,150              119,439

                                                                       -----------
                                                                           556,771
                                                                       -----------
         INSURANCE (4.7%)
         American International Group, Inc. .           7,275              420,859
         Chubb Corp.. . . . . . . . . . . . .           1,900               99,180

                                                                       -----------
                                                                           520,039
                                                                       -----------
          TOTAL FINANCIALS  . . . . . . . . .                            1,868,369
                                                                       -----------
         HEALTH CARE (16.0%)
         BIOTECHNOLOGY (1.8%)
         Amgen, Inc.* . . . . . . . . . . . .           4,200              203,028
                                                                       -----------
         HEALTH CARE EQUIPMENT & SERVICES (9.6%)
         Accredo Health, Inc.*. . . . . . . .           1,550               54,638
         AmerisourceBergen Corp.. . . . . . .           1,925              104,547
         Biomet, Inc. . . . . . . . . . . . .           2,000               57,320
         Cardinal Health, Inc.. . . . . . . .           1,675               99,143
         Health Management Associates, Inc.,
          Class A*. . . . . . . . . . . . . .          12,225              218,827
         Quest Diagnostics, Inc.* . . . . . .           1,950              110,955
         St. Jude Medical, Inc.*. . . . . . .           1,700               67,524
         Stryker Corp.* . . . . . . . . . . .           2,625              176,190
         Zimmer Holdings, Inc.* . . . . . . .           4,255              176,668

                                                                       -----------
                                                                         1,065,812
                                                                       -----------
         PHARMACEUTICALS (4.6%)
         Johnson & Johnson. . . . . . . . . .           4,875              261,836
         Pfizer, Inc. . . . . . . . . . . . .           8,075              246,853

                                                                       -----------
                                                                           508,689
                                                                       -----------
          TOTAL HEALTH CARE . . . . . . . . .                            1,777,529
                                                                       -----------
         INDUSTRIALS (11.9%)
         COMMERCIAL SERVICES & SUPPLIES (5.7%)
         Cerner Corp.*. . . . . . . . . . . .           3,350              104,721
         CheckFree Corp.* . . . . . . . . . .           6,300              100,806
         First Data Corp. . . . . . . . . . .           5,200              184,132
         H&R Block, Inc.. . . . . . . . . . .           3,400              136,680
         Manpower, Inc. . . . . . . . . . . .           3,300              105,270

                                                                       -----------
                                                                           631,609
                                                                       -----------
         MACHINERY (3.3%)
         Danaher Corp.. . . . . . . . . . . .           2,200              144,540
         Illinois Tool Works, Inc.. . . . . .           1,975              128,099
         SPX Corp.* . . . . . . . . . . . . .           2,600               97,370

                                                                       -----------
                                                                           370,009
                                                                       -----------
         TRADING COMPANIES & DISTRIBUTORS (2.2%)
         Fastenal Co. . . . . . . . . . . . .           4,800              179,472
         Grainger (W.W.), Inc.. . . . . . . .           1,200               61,860

                                                                       -----------
                                                                           241,332
                                                                       -----------
         TRUCKING (0.7%)
         Swift Transportation Co., Inc.*. . .           3,800               76,068
                                                                       -----------
          TOTAL INDUSTRIALS . . . . . . . . .                            1,319,018
                                                                       -----------
         INFORMATION TECHNOLOGY (20.6%)
         APPLICATION SOFTWARE (2.3%)
         Intuit, Inc.*. . . . . . . . . . . .           3,300              154,836
         Synopsys, Inc.*. . . . . . . . . . .           2,200              101,530

                                                                       -----------
                                                                           256,366
                                                                       -----------
         COMPUTER HARDWARE (2.6%)
         International Business Machines Corp.          3,725              288,687
                                                                       -----------
         COMPUTER STORAGE & PERIPHERALS (1.3%)
         Lexmark International, Inc.* . . . .           1,000               60,500
         Network Appliance, Inc.* . . . . . .           8,800               88,000

                                                                       -----------
                                                                           148,500
                                                                       -----------
         ELECTRONIC EQUIPMENT & INSTRUMENTS (3.7%)
         Avnet, Inc.. . . . . . . . . . . . .           9,500              102,885

79


EQ ADVISORS TRUST
EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2002
                                                     NUMBER             VALUE
                                                      OF SHARES          (NOTE 1)
-----------------------------------------------------------------------------------

                                                                      $
         Celestica, Inc.* . . . . . . . . . .           6,650               93,765
         Gentex Corp.*. . . . . . . . . . . .           1,800               56,952
         Jabil Circuit, Inc.* . . . . . . . .           8,800              157,696

                                                                       -----------
                                                                           411,298
                                                                       -----------
         IT CONSULTING & SERVICES (2.5%)
         Fiserv, Inc.*. . . . . . . . . . . .           5,275              179,086
         Sungard Data Systems, Inc.*. . . . .           4,200               98,952

                                                                       -----------
                                                                           278,038
                                                                       -----------
         NETWORKING EQUIPMENT (2.3%)
         Cisco Systems, Inc.* . . . . . . . .          19,925              261,018
                                                                       -----------
         SEMICONDUCTOR EQUIPMENT (0.4%)
         Applied Materials, Inc.* . . . . . .           3,325               43,325
                                                                       -----------
         SEMICONDUCTORS (0.5%)
         Analog Devices, Inc.*. . . . . . . .           2,200               52,514
                                                                       -----------
         SYSTEMS SOFTWARE (5.0%)
         Adobe Systems, Inc.. . . . . . . . .           4,100              101,684
         Fair, Issac & Co., Inc.. . . . . . .           3,000              128,100
         Microsoft Corp.* . . . . . . . . . .           6,200              320,540

                                                                       -----------
                                                                           550,324
                                                                       -----------
          TOTAL INFORMATION TECHNOLOGY  . . .                            2,290,070
                                                                       -----------
         MATERIALS (4.1%)
         CHEMICALS (4.1%)
         Airgas, Inc.*. . . . . . . . . . . .          14,600              251,850
         Sigma-Aldrich Corp.. . . . . . . . .           4,200              204,540

                                                                       -----------
          TOTAL MATERIALS . . . . . . . . . .                              456,390
                                                                       -----------
                                                       NUMBER             VALUE
                                                     OF SHARES          (NOTE 1)
-----------------------------------------------------------------------------------

         TELECOMMUNICATION SERVICES (4.1%)
         DIVERSIFIED TELECOMMUNICATION SERVICES (4.1%)
         Alltel Corp. . . . . . . . . . . . .           4,500          $   229,500
         CenturyTel, Inc. . . . . . . . . . .           7,750              227,695

                                                                       -----------
          TOTAL TELECOMMUNICATION SERVICES  .                              457,195
                                                                       -----------
         TOTAL COMMON STOCKS (96.7%)
          (Cost $11,252,252). . . . . . . . .                           10,740,299
                                                                       -----------

                                                     PRINCIPAL
                                                       AMOUNT
                                                     ------------
         SHORT-TERM DEBT SECURITIES:
         TIME DEPOSIT (1.9%)
         J.P. Morgan Chase Nassau,
                                                     $
          0.73%,  1/2/03                              218,337
          (Amortized Cost $218,337) . . . . .                              218,337
                                                                       -----------
         TOTAL INVESTMENTS (98.6%)
          (Cost/Amortized Cost
           $11,470,589) . . . . . . . . . . .                           10,958,636
         OTHER ASSETS LESS LIABILITIES (1.4%)                              155,721
                                                                       -----------
         NET ASSETS (100%)  . . . . . . . . .                          $11,114,357
                                                                       ===========

         ---------
         * Non-income producing.

Investment security transactions for the year ended
December 31, 2002 were as follows:
Cost of Purchases:
Stocks and long-term corporate debt securities...$17,433,364
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities...9,974,527

As of December 31, 2002, the gross unrealized
appreciation (depreciation) of investments based
on the aggregate cost of investments for
federal income tax purposes was as follows:
Aggregate gross unrealized appreciation...$260,035
Aggregate gross unrealized depreciation...(927,619)
                                        -----------
Net unrealized depreciation . . . .  .$(667,584)
                                      -----------
Federal income tax cost of investments..$11,626,220
                                       ===========
The Portfolio has a net capital loss carryforward of $2,727,657 of which $405,037 expires in the year 2009 and $2,322,620 expires in the year 2010.

See Notes to Financial Statements.
80

EQ ADVISORS TRUST
EQ/CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2002

                                             NUMBER                  VALUE
                                            OF SHARES               (NOTE 1)
-----------------------------------------------------------------------------------

         COMMON STOCKS:
         AUSTRALIA (2.6%)
                                                             $
         Alumina, Ltd.  . . . . . .             56,100                     154,791
         Australia & New Zealand
          Banking Group Ltd.. . . .             46,800                     457,227
         BHP Billiton Ltd.. . . . .             85,903                     490,977
         Brambles Industries Ltd. .             14,800                      39,169
         Foster's Group Ltd.. . . .            138,467                     350,869
         National Australia Bank,
          Ltd.. . . . . . . . . . .             19,529                     349,148
         News Corp. Ltd.. . . . . .             54,371                     351,476
         QBE Insurance Group
          Ltd.^(S). . . . . . . . .             51,538                     236,522
         WMC Resources Ltd.*. . . .             56,100                     133,310
         Woolworths Ltd.. . . . . .            102,709                     659,325
                                                              --------------------
                                                                         3,222,814
                                                              --------------------
         BRAZIL (0.4%)
         Companhia Vale do Rio Doce
          (Special ADR)^. . . . . .             14,000                     385,000

         Companhia Vale do Rio Doce              4,000                     115,640
          (ADR) . . . . . . . . . .                           --------------------
                                                                           500,640
                                                              --------------------
         CANADA (2.4%)
         Abitibi-Consolidated, Inc.             35,900                     275,647
         BCE, Inc.^ . . . . . . . .             40,600                     732,434
         Placer Dome, Inc.. . . . .                800                       9,044
         Suncor Energy, Inc.. . . .             24,300                     379,928
         Telus Corp.. . . . . . . .             33,000                     337,353
         Thomson Corp.. . . . . . .             47,600                   1,265,477
                                                              --------------------
                                                                         2,999,883
                                                              --------------------
         FINLAND (1.9%)
         Nokia OYJ. . . . . . . . .            114,500                   1,820,359
         Upm-Kymmene OYJ. . . . . .             16,700                     536,262
                                                              --------------------
                                                                         2,356,621
                                                              --------------------
         FRANCE (9.3%)
         Accor S.A. . . . . . . . .             11,500                     348,284
         Air Liquide. . . . . . . .              6,925                     913,470
         BNP Paribas S.A. . . . . .             34,700                   1,413,956
         Bouygues S.A.(S) . . . . .             28,330                     791,396
         Carrefour S.A. . . . . . .              5,800                     258,250
         Essilor International S.A.              9,500                     391,293
         Groupe Danone. . . . . . .              4,800                     645,756
         Pechiney S.A., Class A . .              5,400                     189,496
         Renault S.A. . . . . . . .             23,300                   1,094,911
         Sanofi-Synthelabo S.A. . .             62,600                   3,826,566
         Schneider Electric S.A.. .             14,500                     686,100
         Societe Television
          Francaise . . . . . . . .              7,700                     205,725
         Vivendi Universal S.A. . .             59,900                     967,396
                                                              --------------------
                                                                        11,732,599
                                                              --------------------
         GERMANY (3.7%)
         Aixtron AG^. . . . . . . .              9,200                      43,831
         Allianz AG . . . . . . . .              4,200                     397,112
         Bayerische Motoren Werke
          (BMW) AG. . . . . . . . .              8,500                     258,230
         DaimlerChrysler AG . . . .             14,100                     431,317
         Deutsche Bank AG
          (Registered). . . . . . .              5,000                     230,342
         Deutsche Telekom AG
          (Registered). . . . . . .             60,500                     775,828
         Epcos AG*. . . . . . . . .              6,800                      69,646
         Infineon Technologies AG
          (ADR)*. . . . . . . . . .              2,200                      15,818
         Infineon Technologies AG*.             16,400                     120,471
         Metro AG^. . . . . . . . .             11,400                     275,151
         Muenchener
          Rueckversicherungs-Gesellschaft
          AG (Registered) . . . . .              4,400                     525,915
         SAP AG . . . . . . . . . .              1,700                     133,263
         Siemens AG . . . . . . . .             25,800                   1,096,513
                                             NUMBER                  VALUE
                                            OF SHARES               (NOTE 1)
-----------------------------------------------------------------------------------

                                                             $
         Thyssen Krupp AG . . . . .             20,500                     231,045
         TUI AG . . . . . . . . . .              5,700                      95,406
                                                              --------------------
                                                                         4,699,888
                                                              --------------------
         GREECE (0.1%)

         Hellenic Telecommunications            11,600                     127,816
          Organization S.A. . . . .                           --------------------
         HONG KONG (3.0%)
         Cheung Kong (Holdings) Ltd.            92,000                     598,712
         China Mobile (Hong Kong)
          Ltd.* . . . . . . . . . .            147,500                     350,857
         Hang Lung Properties Ltd.^            303,000                     293,349
         Hang Seng Bank Ltd.. . . .             64,500                     686,487
         Hong Kong Land Holdings
          Ltd.. . . . . . . . . . .            241,000                     332,580
         Hutchison Whampoa Ltd. . .             81,900                     512,505
         Johnson Electric Holdings
          Ltd.. . . . . . . . . . .            246,000                     269,709
         Li & Fung Ltd. . . . . . .            365,000                     346,353
         Sun Hung Kai Properties
          Ltd.. . . . . . . . . . .             27,000                     159,956
         Swire Pacific Ltd., Class A            66,000                     252,206
                                                              --------------------
                                                                         3,802,714
                                                              --------------------
         IRELAND (0.7%)
         Allied Irish Banks plc . .             16,058                     220,414
         CRH plc. . . . . . . . . .             44,482                     548,480
         Irish Life & Permanent plc             15,100                     163,212
                                                              --------------------
                                                                           932,106
                                                              --------------------
         ITALY (1.6%)
         Assicurazioni Generali
          S.p.A.. . . . . . . . . .              9,100                     187,170
         ENI S.p.A. . . . . . . . .            112,950                   1,795,717
                                                              --------------------
                                                                         1,982,887
                                                              --------------------
         JAPAN (16.8%)
         Acom Co., Ltd.(S). . . . .              8,300                     272,773
         Advantest Corp.^ . . . . .             15,600                     699,351
         Aeon Co., Ltd. . . . . . .             43,000                   1,018,202
         Aiful Corp.. . . . . . . .              6,900                     259,324
         Canon, Inc.. . . . . . . .             16,000                     602,680
         Chubu Electric Power Co.,
          Inc.. . . . . . . . . . .              4,800                      85,750
         Chugai Pharmaceutical  Co.,
          Ltd.. . . . . . . . . . .             34,500                     328,516
         Dai Nippon Printing Co.,
          Ltd.. . . . . . . . . . .              3,000                      33,193
         Daiwa Securities Group Ltd.            88,000                     390,798
         Hirose Electric Co., Ltd..              6,400                     488,616
         Hitachi Ltd. . . . . . . .             75,000                     287,562
         Honda Motor Co., Ltd.. . .              6,700                     247,855
         Hoya Corp. . . . . . . . .              9,300                     651,243
         Japan Airlines System
          Corp.*. . . . . . . . . .             78,000                     166,293
         Japan Telecom Holdings Co.,
          Ltd . . . . . . . . . . .                 69                     213,972
         Kansai Electric Power Co.,
          Inc.. . . . . . . . . . .             20,300                     306,715
         Keyence Corp.. . . . . . .              1,200                     208,814
         Mitsubishi Estate Co.,
          Ltd.^ . . . . . . . . . .             55,000                     418,977
         Mitsubishi Heavy Industries
          Ltd.. . . . . . . . . . .            245,000                     598,719
         Mitsubishi Motors Corp.*^.            109,000                     234,221
         Mitsui Fudosan Co., Ltd.^.             81,000                     525,575
         Mitsui Sumitomo Co., Ltd..             56,000                     257,656
         Murata Manufacturing Co.,
          Ltd.. . . . . . . . . . .              7,700                     301,719
         NEC Corp.*^. . . . . . . .            133,000                     497,615
         Nikko Cordial Corp., Ltd..            152,000                     512,345
         Nikon Corp.*^. . . . . . .             33,000                     248,049
         Nintendo Ltd.. . . . . . .              2,800                     261,667
         Nippon Telegraph &
          Telephone Corp. . . . . .                 45                     163,436
         Nissan Motor Co., Ltd. . .            164,000                   1,279,717
         Nitto Denko Corp.^ . . . .             11,300                     321,851
         Nomura Holdings Inc., Ltd.             66,000                     741,923
         NTT DoCoMo, Inc.(b). . . .                355                     655,136
         Orix Corp.^(b) . . . . . .             13,700                     883,163
         Rohm Co., Ltd. . . . . . .              7,600                     967,692
         Sankyo Co., Ltd. . . . . .             25,000                     313,685
         Sekisui House Ltd. . . . .             56,000                     396,393

                                        81


EQ ADVISORS TRUST
EQ/CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002
                                             NUMBER                  VALUE
                                            OF SHARES               (NOTE 1)
-----------------------------------------------------------------------------------

                                                             $
         Shimamura Co., Ltd.. . . .                800                      50,965
         Shin-Etsu Chemical Co.,
          Ltd.. . . . . . . . . . .              5,800                     190,124
         Shionogi & Co., Ltd. . . .             32,000                     452,482
         Sony Corp.^. . . . . . . .             18,800                     785,776
         Sumitomo Forestry Co.. . .             35,000                     193,478
         Sumitomo Realty &
          Development Co., Ltd.^. .             34,000                     138,384
         Suzuki Motor Co., Ltd. . .             75,000                     815,286
         TDK Corp.. . . . . . . . .             11,400                     459,189
         THK Co., Ltd.. . . . . . .              1,800                      19,825
         Tokyo Electron Ltd.. . . .             26,500                   1,199,166
         Tokyu Corp.^ . . . . . . .             75,000                     264,178
         Toray Industries, Inc. . .            144,000                     305,789
         Ushio, Inc.. . . . . . . .              4,000                      43,819
         Yamato Transport Co., Ltd.             21,000                     274,290
                                                              --------------------
                                                                        21,033,947
                                                              --------------------
         KOREA (1.4%)

         Samsung Electronics Co.,               13,460                   1,793,545
          Ltd. (GDR). . . . . . . .                           --------------------
         LUXEMBOURG (0.1%)
         SES Global (FDR) . . . . .             19,000                     127,607
                                                              --------------------
         MEXICO (1.1%)
         America Movil S.A. de CV
          (ADR) . . . . . . . . . .             21,800                     313,048

         Telefonos de Mexico S.A.,              32,500                   1,039,350
          Class L (ADR) . . . . . .                           --------------------
                                                                         1,352,398
                                                              --------------------
         NETHERLANDS (9.5%)
         ABN Amro Holdings N.V. . .             84,840                   1,387,098
         Aegon N.V. . . . . . . . .            147,114                   1,892,707
         ASML Holding N.V.* . . . .             25,100                     209,665
         Hagemeyer N.V. . . . . . .              2,500                      18,102
         Heineken Holding N.V.. . .              4,875                     141,452
         Heineken N.V., Class A . .             48,400                   1,889,415
         ING Groep N.V. . . . . . .             39,322                     666,006
         Koninklijke (Royal)  KPN
          N.V. *. . . . . . . . . .            193,700                   1,260,261
         Koninklijke Royal Philips
          Electronics N.V.. . . . .             21,100                     369,775
         Koninklijke Royal Philips
          Electronics N.V. (ADR). .              2,100                      37,128
         NUMICO N.V.. . . . . . . .              8,000                     100,742
         Royal Dutch Petroleum Co..             68,800                   3,028,722
         Royal Dutch Petroleum Co.
          (ADR) . . . . . . . . . .              4,200                     184,884
         Unilever N.V.. . . . . . .              4,900                     301,066
         VNU N.V. . . . . . . . . .             15,120                     394,291
                                                              --------------------
                                                                        11,881,314
                                                              --------------------
         NEW ZEALAND (0.4%)

         Telecom Corp. of New                  195,714                     463,772
          Zealand . . . . . . . . .                           --------------------
         NORWAY (0.7%)
         Norsk Hydro ASA. . . . . .              6,900                     309,254
         Statoil ASA. . . . . . . .             70,900                     598,697
                                                              --------------------
                                                                           907,951
                                                              --------------------
         RUSSIA (0.2%)
         Lukoil Holding (ADR)^. . .              4,700                     288,772
                                                              --------------------
         SINGAPORE (1.9%)
         DBS Group Holdings Ltd.
          (ADR)(b). . . . . . . . .            120,000                     761,016
         Overseas-Chinese Banking
          Corp. . . . . . . . . . .             29,000                     161,343
         Singapore Airlines Ltd.. .             40,000                     235,226
         Singapore Press Holdings
          Ltd.. . . . . . . . . . .              5,000                      52,465
         Singapore Technologies
          Engineering Ltd.. . . . .            233,000                     221,649
                                             NUMBER                  VALUE
                                            OF SHARES               (NOTE 1)
-----------------------------------------------------------------------------------


                                                             $
         Singapore                           1,265,600                     904,782
          Telecommunications Ltd.(S)                          --------------------
                                                                         2,336,481
                                                              --------------------
         SPAIN (2.1%)
         Altadis S.A. . . . . . . .             11,500                     261,394
         Banco Bilbao Vizcaya
          Argentaria S.A. . . . . .            130,700                   1,250,862
         Inditex S.A.*^ . . . . . .             36,500                     862,199
         Telefonica S.A.* . . . . .             24,303                     217,544
                                                              --------------------
                                                                         2,591,999
                                                              --------------------
         SWEDEN (1.1%)
         Assa Abloy AB. . . . . . .             56,700                     647,476
         ForeningsSparbanken AB^. .             44,200                     522,488

         Svenska Handelsbanken AB,              15,000                     199,695
          Class A^. . . . . . . . .                           --------------------
                                                                         1,369,659
                                                              --------------------
         SWITZERLAND (10.0%)
         Compagnie Financiere
          Richemont AG, Class A . .             72,618                   1,354,990
         Credit Suisse Group. . . .             36,749                     797,331
         Holcim Ltd. (Registered) .              4,682                     161,518
         Holcim Ltd., Class B . . .              3,760                     682,549
         Nestle S.A. (Registered) .              7,300                   1,546,901
         Novartis AG (Registered) .             56,782                   2,071,781
         Roche Holding AG . . . . .              7,170                     499,624
         STMicroelectronics N.V.^ .             40,000                     784,108
         STMicroelectronics N.V.
          (New York Shares) . . . .             10,200                     199,002
         Swiss Reinsurance. . . . .             28,695                   1,882,286
         Swisscom AG (Registered) .              5,476                   1,586,127
         Synthes-Stratec, Inc.. . .                399                     244,704
         UBS AG*. . . . . . . . . .             12,743                     619,317
         Xstrata plc* . . . . . . .             16,300                     170,305
                                                              --------------------
                                                                        12,600,543
                                                              --------------------
         TAIWAN (0.4%)
         Hon Hai Precision Industry
          Co. Ltd.  (GDR)(S). . . .             23,142                     159,737
         Taiwan Semiconductor
          Manufacturing Co., Ltd.               56,035
          (ADR)*. . . . . . . . . .                                        395,047
                                                              --------------------
                                                                           554,784
                                                              --------------------
         UNITED KINGDOM (18.9%)
         ARM Holdings plc*. . . . .             69,000                      53,320
         AstraZeneca plc. . . . . .             38,400                   1,372,400
         AstraZeneca plc
              (Stockholm Exchange).             82,400                   2,893,783
         BAE SYSTEMS plc. . . . . .            344,952                     688,616
         Barclays plc . . . . . . .             83,600                     518,160
         BG Group plc . . . . . . .            196,800                     849,095
         BHP Billiton plc . . . . .            168,747                     901,246
         BOC Group plc. . . . . . .             30,000                     428,875
         Brambles Industries plc. .             85,400                     208,977
         Centrica plc . . . . . . .            127,000                     349,620
         Compass Group plc. . . . .             72,100                     383,041
         GlaxoSmithKline plc. . . .             10,533                     202,127
         HBOS plc . . . . . . . . .             66,900                     705,446
         Marks & Spencer Group plc.             91,100                     461,982
         mm02 plc*. . . . . . . . .            373,600                     266,144
         National Grid Transco plc.            103,000                     756,963
         Pearson plc. . . . . . . .             89,800                     830,545
         Prudential plc . . . . . .            108,300                     765,402
         Reuters Group plc. . . . .            180,900                     516,932
         Royal Bank of Scotland
          Group plc . . . . . . . .             83,900                   2,009,840
         Shire Pharmaceuticals Group
          plc*. . . . . . . . . . .             19,500                     124,787
         Smiths Group plc . . . . .            101,742                   1,139,184


                                       82


EQ ADVISORS TRUST
EQ/CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002
                                              NUMBER                  VALUE
                                            OF SHARES               (NOTE 1)
-----------------------------------------------------------------------------------

                                                             $
         Standard Chartered Bank plc            65,400                     743,325
         Tate & Lyle plc. . . . . .             35,300                     179,012
         Unilever plc . . . . . . .            102,400                     974,280
         Vodafone Group plc . . . .          2,966,818                   5,409,108
                                                              --------------------
                                                                        23,732,210
                                                              --------------------
         TOTAL COMMON STOCKS
           (90.9%)
          (Cost $142,950,014) . . .                                    113,392,950
                                                              --------------------
         PREFERRED STOCK:
         KOREA (2.0%)

         Samsung Electronics Co.,                6,000                     758,821
          Ltd. (Cost $545,748)  . .                           --------------------
                                            PRINCIPAL
                                             AMOUNT
                                           -------------
         SHORT-TERM DEBT SECURITIES:
         TIME DEPOSIT (8.6%)
         J.P. Morgan Chase Nassau,

          0.73%,  1/2/03. . . . . .

           (Amortized Cost                 $10,795,900                  10,795,900
           $10,795,900) . . . . . .                           --------------------
         TOTAL INVESTMENTS (99.5%)
          (Cost/Amortized Cost
           $154,291,662). . . . . .                                    124,947,671

         OTHER ASSETS LESS                                                 657,437
          LIABILITIES  (0.5%) . . .                           --------------------
                                                                   $  125,605,108
         NET ASSETS (100%)  . . . .                           ====================

 * Non-income producing.
^ All, or a portion, of security out on loan (Note 1).
(z) Securities exempt from registration under Rule 144A of the Se-curities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2002, these se-curities amounted to $2,365,210 or 1.88% of net assets.
(b) Illiquid security.
Glossary:
ADR - American Depositary Receipt
FDR - Finnish Depositary Receipt
GDR - Global Depositary Receipt

At December 31, 2002 the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

  		  	             Local
	 		           Contract	   Cost on            U.S. $        Unrealized
			            Amount         Origination        Current      Appreciation/
			             (000's)         Date              Value       (Depreciation)
Foreign Currency Buy Contracts
European Union, expiring 01/15/03. 395        $387,862          $414,525         $26,663
European Union, expiring 02/21/03 .584         588,133           611,172          23,039
European Union, expiring 02/24/03  601         600,212           628,897          28,685
European Union, expiring 02/26/03  983         978,346         1,029,641          51,295
European Union, expiring 03/04/03  601         595,371           629,375          34,004
European Union, expiring 03/12/03  629         605,453           658,278          52,825
European Union, expiring 03/31/03 2,044      1,981,479         2,137,388         155,909
European Union, expiring 04/22/03 . 403        388,569           420,601          32,032
European Union, expiring 06/09/03 . 494        490,831           515,305          24,474
Japanese Yen, expiring 03/12/03  55,903        459,651           472,282           12,631
                                                                                 ---------
                                                                                $ 441,557
                                                                                 =========
Foreign Currency Sell Contracts
Canadian Dollar, expiring 02/21/03 929         588,133           586,787            1,346
European Union, expiring 03/12/03. 465         459,652           486,086           (26,434)
Japanese Yen, expiring 01/15/03 . 47,774       387,862           402,767           (14,905)
Japanese Yen, expiring 02/24/03 . 73,278       600,213           618,700           (18,487)
Japanese Yen, expiring 02/26/03  119,539       978,346         1,009,360           (31,014)
Japanese Yen, expiring 03/12/03 . 73,543       605,453           621,304           (15,851)
Japanese Yen, expiring 03/31/03 .241,103      1,981,479        2,038,390           (56,911)
Japanese Yen, expiring 04/22/03 . 48,325        388,569          408,895           (20,326)
Japanese Yen, expiring 06/09/03 . 60,848        490,831          515,755           (24,924)
Mexican New Peso, expiring 03/04/03 6,133       595,371          579,226            16,145
                                                                                    ---------
                                                                                  $(191,361)
         			                                                    =========
                                       83

EQ ADVISORS TRUST
EQ/CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2002
--------------------------------------------------------------------------------

Investment security transactions for the year ended December 31, 2002 were as follows:

COST OF PURCHASES:
Stocks and long-term  corporate debt securities                $ 56,047,062
NET PROCEEDS OF SALES AND
 REDEMPTIONS:
Stocks and long-term corporate debt securities                  22,893,100

As of December 31, 2002, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation . . . . . .                 $  4,226,156
Aggregate gross unrealized depreciation . . . . . .                  (34,614,430)
                                                                     ------------
Net unrealized depreciation             . . . . . .                 $(30,388,274)
                                                                     ============
Federal income tax cost of investments. . . . . . .                 $155,335,945
                                                                    ============


At December 31, 2002, the Portfolio had loaned securities with a total value $6,133,384 which was secured by collateral of $6,453,311.

The Portfolio has a net capital loss carryforward of $20,557,232 of which $7,831,255 expires in the year 2009 and $12,725,977 expires in the year 2010.


                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2002


                                                  NUMBER              VALUE
                                                 OF SHARES          (NOTE 1)
--------------------------------------------------------------------------------

         COMMON STOCKS:
         CONSUMER DISCRETIONARY (14.9%)
         COMPUTER & ELECTRONICS RETAIL (0.5%)

                                                                  $
         RadioShack Corp.. . . . . . . .           153,600            2,878,464
                                                                   ------------
         GENERAL MERCHANDISE STORES (2.3%)
         Costco Wholesale Corp.* . . . .           215,100            6,035,706
         Wal-Mart Stores, Inc. . . . . .           138,550            6,998,160

                                                                   ------------
                                                                     13,033,866
                                                                   ------------
         HOME IMPROVEMENT RETAIL (1.2%)
         Lowe's Cos., Inc. . . . . . . .           182,700            6,851,250
                                                                   ------------
         HOTELS (1.1%)
         Carnival Corp.. . . . . . . . .           175,800            4,386,210
         Starwood Hotels & Resorts
          Worldwide, Inc.. . . . . . . .            73,300            1,740,142

                                                                   ------------
                                                                      6,126,352
                                                                   ------------
         INTERNET RETAIL (0.3%)
         Amazon.com, Inc.*^. . . . . . .           102,700            1,940,003
                                                                   ------------
         MEDIA (8.7%)
         AOL Time Warner, Inc.*. . . . .           483,250            6,330,575
         Cablevision Systems  New York
          Group, Class A*^ . . . . . . .           660,042           11,049,103
         Comcast Corp. . . . . . . . . .             6,600              155,562
         COX Communications, Inc.,
         Class A*. . . . . . . . . . . .            92,100            2,615,640
         Entercom Communications Corp.*.            33,300            1,562,436
         Fox Entertainment Group, Inc.,
          Class A* . . . . . . . . . . .            98,100            2,543,733
         Interpublic Group Cos., Inc.^ .           120,700            1,699,456
         Knight Ridder, Inc. . . . . . .            28,300            1,789,975
         Liberty Media Corp., Class A* .           632,656            5,655,945
         Radio One, Inc., Class D*^. . .           108,500            1,565,655
         TMP Worldwide, Inc.*. . . . . .            16,800              190,008
         USA Interactive*^ . . . . . . .           505,600           11,588,352
         Vivendi Universal S.A. (ADR)^ .           126,300            2,029,641

                                                                   ------------
                                                                     48,776,081
                                                                   ------------
         RESTAURANTS (0.0%)
         McDonald's Corp.. . . . . . . .            16,500              265,320
                                                                   ------------
         SPECIALTY STORES (0.8%)
         AutoNation, Inc.*^. . . . . . .           209,000            2,625,040
         Williams-Sonoma, Inc.*^ . . . .            68,200            1,851,630

                                                                   ------------
                                                                      4,476,670
                                                                   ------------
          TOTAL CONSUMER DISCRETIONARY .                             84,348,006
                                                                   ------------
         CONSUMER STAPLES (5.4%)
         BEVERAGES (3.3%)
         Anheuser-Busch Cos., Inc. . . .            68,100            3,296,040
         PepsiCo, Inc. . . . . . . . . .           357,800           15,106,316

                                                                   ------------
                                                                     18,402,356
                                                                   ------------
         FOOD PRODUCTS (2.1%)
         Campbell Soup Co. . . . . . . .           345,100            8,099,497
         Philip Morris Cos., Inc.. . . .            95,300            3,862,509

                                                                   ------------
                                                                     11,962,006
                                                                   ------------
          TOTAL CONSUMER STAPLES . . . .                             30,364,362
                                                                   ------------
         ENERGY (9.2%)
         INTEGRATED OIL & GAS (2.9%)
         ChevronTexaco Corp. . . . . . .            44,100            2,931,768
         Exxon Mobil Corp. . . . . . . .           356,758           12,465,125
         Royal Dutch Petroleum Co. (ADR)            26,200            1,153,324


                                                                   ------------
                                                                     16,550,217
                                                                   ------------
         OIL & GAS EQUIPMENT & SERVICES (5.0%)
         Baker Hughes, Inc.. . . . . . .           485,900           15,641,121
         BJ Services Co.*. . . . . . . .           145,400            4,697,874
         El Paso Corp. . . . . . . . . .           422,300            2,939,208
                                                  NUMBER              VALUE
                                                 OF SHARES          (NOTE 1)
--------------------------------------------------------------------------------

         Weatherford International Ltd..           120,200         $  4,799,586

                                                                   ------------
                                                                     28,077,789
                                                                   ------------
         OIL & GAS EXPLORATION & PRODUCTION (1.3%)
         Unocal Corp.. . . . . . . . . .           229,500            7,018,110
                                                                   ------------
          TOTAL ENERGY . . . . . . . . .                             51,646,116
                                                                   ------------
         FINANCIALS (18.7%)
         BANKS (5.0%)
         Bank One Corp.. . . . . . . . .           688,000           25,146,400
         Washington Mutual, Inc. . . . .            96,300            3,325,239

                                                                   ------------
                                                                     28,471,639
                                                                   ------------
         DIVERSIFIED FINANCIALS (9.1%)
         AmeriCredit Corp.*^ . . . . . .           210,400            1,628,496
         Household International, Inc. .            27,900              775,899
         IndyMac Bancorp, Inc.*^ . . . .            10,200              188,598
         J.P. Morgan Chase & Co. . . . .           540,000           12,960,000
         SLM Corp. . . . . . . . . . . .           342,900           35,613,594

                                                                   ------------
                                                                     51,166,587
                                                                   ------------
         INSURANCE (4.2%)
         American International
          Group, Inc.. . . . . . . . . .            53,000            3,066,050
         Cincinnati Financial Corp.. . .           123,900            4,652,445
         Everest Reinsurance Group Ltd..            33,700            1,863,610
         Hartford Financial Services
          Group, Inc.. . . . . . . . . .           107,780            4,896,446
         PartnerRe Ltd.^ . . . . . . . .             5,700              295,374
         PMI Group, Inc.^. . . . . . . .           207,200            6,224,288
         XL Capital Ltd., Class A. . . .            34,100            2,634,225

                                                                   ------------
                                                                     23,632,438
                                                                   ------------
         REAL ESTATE (0.4%)
         General Growth Properties . . .            38,100            1,981,200
                                                                   ------------
          TOTAL FINANCIALS . . . . . . .                            105,251,864
                                                                   ------------
         HEALTH CARE (20.8%)
         BIOTECHNOLOGY (0.4%)
         Genentech, Inc.*. . . . . . . .            71,400            2,367,624
                                                                   ------------
         HEALTH CARE EQUIPMENT & SERVICES (4.6%)
         Applied Biosystems Group -
          Applera Corp.. . . . . . . . .           292,200            5,125,188
         Becton, Dickinson & Co. . . . .           197,800            6,070,482
         Guidant Corp.*. . . . . . . . .            61,600            1,900,360
         Lincare Holdings, Inc.* . . . .           155,600            4,920,072
         Medtronic, Inc. . . . . . . . .           169,600            7,733,760

                                                                   ------------
                                                                     25,749,862
                                                                   ------------
         PHARMACEUTICALS (15.8%)
         Allergan, Inc.. . . . . . . . .           270,000           15,557,400
         AstraZeneca plc (ADR)^. . . . .           353,900           12,418,351
         Forest Laboratories, Inc.*. . .           285,000           27,992,700
         Pfizer, Inc.. . . . . . . . . .         1,083,400           33,119,538

                                                                   ------------
                                                                     89,087,989
                                                                   ------------
          TOTAL HEALTH CARE  . . . . . .                            117,205,475
                                                                   ------------
         INDUSTRIALS (8.7%)
         AEROSPACE & DEFENSE (0.7%)
         Raytheon Co.. . . . . . . . . .            23,900              734,925
         United Technologies Corp. . . .            55,800            3,456,252

                                                                   ------------
                                                                      4,191,177
                                                                   ------------
         BUILDING PRODUCTS (0.9%)
         American Standard Cos., Inc.* .            72,900            5,186,106
                                                                   ------------
         COMMERCIAL SERVICES & SUPPLIES (1.2%)
         CheckFree Corp.*^ . . . . . . .           112,100            1,793,712
         Robert Half International, Inc.*          122,000            1,965,420
         Sabre Holdings Corp.* . . . . .           165,300            2,993,583

                                                                   ------------
                                                                      6,752,715
                                                                   ------------
         CONSTRUCTION & ENGINEERING (0.6%)
         Fluor Corp. . . . . . . . . . .           122,900            3,441,200
                                                                   ------------

                                       85


EQ ADVISORS TRUST
EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002
                                                   NUMBER              VALUE
                                                 OF SHARES          (NOTE 1)
--------------------------------------------------------------------------------

         ELECTRICAL EQUIPMENT (0.1%)

                                                                  $
         Emerson Electric Co.. . . . . .            11,500              584,775
                                                                   ------------
         INDUSTRIAL CONGLOMERATES (3.9%)
         General Electric Co.. . . . . .           774,300           18,854,205
         Siemens AG (ADR)*^. . . . . . .            53,400            2,249,742
         Tyco International Ltd. . . . .            50,400              860,832

                                                                   ------------
                                                                     21,964,779
                                                                   ------------
         MACHINERY (1.0%)
         Ingersoll-Rand Co., Class A . .            98,000            4,219,880
         Navistar International Corp.^ .            65,300            1,587,443

                                                                   ------------
                                                                      5,807,323
                                                                   ------------
         RAILROADS (0.3%)
         Canadian National Railway Co. .            38,400            1,595,904
                                                                   ------------
          TOTAL INDUSTRIALS  . . . . . .                             49,523,979
                                                                   ------------
         INFORMATION TECHNOLOGY (10.4%)
         APPLICATION SOFTWARE (0.4%)
         Cadence Design Systems, Inc.* .           165,200            1,947,708
         Macromedia, Inc.*^. . . . . . .            21,100              224,715

                                                                   ------------
                                                                      2,172,423
                                                                   ------------
         COMPUTER HARDWARE (0.6%)

         International Business                     41,900            3,247,250
          Machines Corp. . . . . . . . .                           ------------
         COMPUTER STORAGE & PERIPHERALS (0.1%)
         Seagate Technology* . . . . . .            40,000              429,200
                                                                   ------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS (0.3%)
         Agilent Technologies, Inc.* . .            98,600            1,770,856
                                                                   ------------
         INTERNET SOFTWARE & SERVICES (0.3%)
         Polycom, Inc.*^ . . . . . . . .            22,500              214,200
         VeriSign, Inc.* . . . . . . . .           176,200            1,413,124

                                                                   ------------
                                                                      1,627,324
                                                                   ------------
         IT CONSULTING & SERVICES (0.4%)
         Concord EFS, Inc.*. . . . . . .           140,900            2,217,766
                                                                   ------------
         NETWORKING EQUIPMENT (1.0%)
         Cisco Systems, Inc.*. . . . . .           433,700            5,681,470
                                                                   ------------
         SEMICONDUCTOR EQUIPMENT (1.7%)
         Applied Materials, Inc.*. . . .           367,500            4,788,525
         ASML Holding N.V. (New York
          Shares)*^. . . . . . . . . . .            20,400              170,544
         KLA-Tencor Corp.* . . . . . . .            82,200            2,907,414
         Lam Research Corp.* . . . . . .           132,000            1,425,600
         Teradyne, Inc.* . . . . . . . .            20,200              262,802

                                                                   ------------
                                                                      9,554,885
                                                                   ------------
         SEMICONDUCTORS (0.6%)
         Altera Corp.* . . . . . . . . .           128,000            1,578,240
         Applied Micro Circuits Corp.* .            36,000              132,840
         Broadcom Corp., Class A*^ . . .           105,000            1,581,300

                                                                   ------------
                                                                      3,292,380
                                                                   ------------
         SYSTEMS SOFTWARE (3.2%)
         Microsoft Corp.*. . . . . . . .           276,000           14,269,200
         Network  Associates, Inc.*. . .           132,300            2,128,707
         VERITAS Software Corp.* . . . .           108,400            1,693,208

                                                                   ------------
                                                                     18,091,115
                                                                   ------------
         TELECOMMUNICATIONS EQUIPMENT (1.8%)
         Amdocs Ltd.*^ . . . . . . . . .           192,700            1,892,314
         General Motors Corp., Class H*.           380,800            4,074,560
         JDS Uniphase Corp.* . . . . . .           109,000              269,230
         QUALCOMM, Inc.* . . . . . . . .           109,800            3,995,622

                                                                   ------------
                                                                     10,231,726
                                                                   ------------
          TOTAL INFORMATION TECHNOLOGY .                             58,316,395
                                                                   ------------
                                                  NUMBER              VALUE
                                                 OF SHARES           (NOTE 1)
--------------------------------------------------------------------------------

         MATERIALS (3.1%)
         CHEMICALS (2.2%)
         Air Products & Chemicals, Inc..           187,900         $  8,032,725
         Du Pont (E.I.) de Nemours & Co.            95,800            4,061,920
         NOVA Chemicals Corp.. . . . . .            14,300              261,690

                                                                   ------------
                                                                     12,356,335
                                                                   ------------
         METALS & MINING (0.3%)
         Newmont Mining Corp.. . . . . .            62,800            1,823,084
                                                                   ------------
         PAPER & FOREST PRODUCTS (0.6%)
         Bowater, Inc. . . . . . . . . .            74,100            3,108,495
                                                                   ------------
          TOTAL MATERIALS  . . . . . . .                             17,287,914
                                                                   ------------
         TELECOMMUNICATION SERVICES (3.7%)
         DIVERSIFIED TELECOMMUNICATION SERVICES (2.5%)
         AT&T Corp.. . . . . . . . . . .           252,160            6,583,898
         Sprint Corp. (FON Group). . . .           528,700            7,655,576

                                                                   ------------
                                                                     14,239,474
                                                                   ------------
         WIRELESS TELECOMMUNICATION SERVICES (1.2%)
         Sprint Corp. (PCS Group)*^. . .         1,480,400            6,484,152
                                                                   ------------

          TOTAL TELECOMMUNICATION                                    20,723,626
           SERVICES  . . . . . . . . . .                           ------------
         UTILITIES (2.3%)
         ELECTRIC UTILITIES (1.1%)
         AES Corp.*^ . . . . . . . . . .         1,137,900            3,436,458
         Pinnacle West Capital Corp. . .            80,300            2,737,427

                                                                   ------------
                                                                      6,173,885
                                                                   ------------
         GAS UTILITIES (1.1%)
         Kinder Morgan
          Management LLC*. . . . . . . .            75,364            2,380,756
         Kinder Morgan, Inc. . . . . . .                17                  718
         NiSource, Inc.. . . . . . . . .           188,800            3,776,000

                                                                   ------------
                                                                      6,157,474
                                                                   ------------
         MULTI - UTILITIES (0.1%)
         Williams Cos., Inc. . . . . . .           174,600              471,420
                                                                   ------------
          TOTAL UTILITIES  . . . . . . .                             12,802,779
                                                                   ------------
         TOTAL COMMON STOCKS (97.2%)
          (Cost $596,037,258). . . . . .                            547,470,516
                                                                   ------------

                                                 PRINCIPAL
                                                  AMOUNT
                                                -------------
         SHORT-TERM DEBT SECURITY:
         TIME DEPOSIT (2.7%)
         J.P. Morgan Chase Nassau,
          0.73%,  1/2/03
          (Amortized Cost $15,558,530) .        $                    15,558,530
                                                15,558,530         ------------
         TOTAL INVESTMENTS (99.9%)
          (Cost/Amortized Cost
           $611,595,788) . . . . . . . .                            563,029,046

         OTHER ASSETS LESS LIABILITIES                                  448,582
          (0.1%) . . . . . . . . . . . .                           ------------
         NET ASSETS (100%) . . . . . . .                           $563,477,628
                                                                   ============

* Non-income producing.
^ All, or a portion, of security out on loan (Note 1).
Glossary:
ADR - American Depositary Receipt
                                       86

EQ ADVISORS TRUST
EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2002
--------------------------------------------------------------------------------

Investment security transactions for the year ended December 31, 2002 were as follows:

COST OF PURCHASES:
Stocks and long-term corporate debt securities                $457,214,713
NET PROCEEDS OF SALES AND
 REDEMPTIONS:
Stocks and long-term corporate debt securities                 389,103,723

As of December 31, 2002, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized
 appreciation . . . . . .                 $  8,573,574
Aggregate gross unrealized
 depreciation . . . . . .                  (65,224,142)
                                          ------------
Net unrealized
 depreciation . . . . . .                 $(56,650,568)
                                          ============
Federal income tax cost of
 investments. . . . . . .                 $619,679,614
                                          ============


At December 31, 2002, the Portfolio had loaned securities with a total value $31,976,557 which was secured by collateral of $32,466,508.

The Portfolio has a net capital loss carryforward of $293,868,754 of which $144,463,608 expires in the year 2008, $146,635,332 expires in the year 2009 and $2,769,814 expires in the year 2010.

Included in the capital loss carryforward amounts at December 31, 2002 are $290,154,333 of losses acquired from EQ/MFS Research Portfolio as a result of the reorganizations as discussed in Note 8. Certain capital loss carryforwards may be subject to limitations on use persuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible not all of these capital losses will be available for use.
                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2002

                                                   NUMBER               VALUE
                                                  OF SHARES            (NOTE 1)
----------------------------------------------------------------------------------

         COMMON STOCKS:
         CONSUMER DISCRETIONARY (11.5%)
         COMPUTER & ELECTRONICS RETAIL (0.3%)

                                                                   $
         RadioShack Corp. . . . . . . . .             43,000             805,820
                                                                    ------------
         GENERAL MERCHANDISE STORES (0.5%)
         Wal-Mart Stores, Inc.. . . . . .             27,076           1,367,609
                                                                    ------------
         HOME IMPROVEMENT RETAIL (1.7%)
         Lowe's Cos., Inc.. . . . . . . .            122,100           4,578,750
                                                                    ------------
         HOTELS (0.9%)
         Carnival Corp. . . . . . . . . .             67,100           1,674,145
         Starwood Hotels & Resorts
          Worldwide, Inc. . . . . . . . .             33,600             797,664

                                                                    ------------
                                                                       2,471,809
                                                                    ------------
         INTERNET RETAIL (0.1%)
         Amazon.com, Inc.*. . . . . . . .             14,200             268,238
                                                                    ------------
         LEISURE PRODUCTS (0.1%)
         Hasbro, Inc. . . . . . . . . . .             25,000             288,750
                                                                    ------------
         MEDIA (7.3%)
         AOL Time Warner, Inc.* . . . . .            271,000           3,550,100
         Cablevision New York Group,
          Class A*. . . . . . . . . . . .            263,564           4,412,061
         Comcast Corp.. . . . . . . . . .             10,052             236,926
         COX Communications, Inc.,
          Class A*. . . . . . . . . . . .             60,700           1,723,880
         Entercom Communications Corp.* .              8,100             380,052

         Fox Entertainment Group, Inc.,
          Class A*. . . . . . . . . . . .              2,800              72,604
         Interpublic Group Cos., Inc.^. .             57,800             813,824
         Knight Ridder, Inc.. . . . . . .             12,600             796,950
         Liberty Media Corp., Class A*. .            173,472           1,550,840
         Radio One, Inc., Class D*^ . . .              8,000             115,440
         TMP Worldwide, Inc.*^. . . . . .             71,100             804,141
         USA Interactive*^. . . . . . . .            145,708           3,339,627
         Viacom, Inc., Class B* . . . . .             13,200             538,032
         Vivendi Universal S.A. (ADR)^. .             19,800             318,186
         Walt Disney Co.. . . . . . . . .             83,100           1,355,361

                                                                    ------------
                                                                      20,008,024
                                                                    ------------
         RESTAURANTS (0.0%)
         McDonald's Corp. . . . . . . . .              5,700              91,656
                                                                    ------------
         SPECIALTY STORES (0.6%)
         AutoNation, Inc.*. . . . . . . .             58,100             729,736
         Williams-Sonoma, Inc.* . . . . .             33,500             909,525

                                                                    ------------
                                                                       1,639,261
                                                                    ------------
          TOTAL CONSUMER DISCRETIONARY  .                             31,519,917
                                                                    ------------
         CONSUMER STAPLES (3.6%)
         BEVERAGES (1.1%)
         Anheuser-Busch Cos., Inc.. . . .             26,558           1,285,407
         PepsiCo, Inc.. . . . . . . . . .             39,100           1,650,802

                                                                    ------------
                                                                       2,936,209
                                                                    ------------
         FOOD PRODUCTS (1.9%)
         Campbell Soup Co.. . . . . . . .             88,500           2,077,095
         Del Monte Foods Co.* . . . . . .              7,994              61,554
         H.J. Heinz Co. . . . . . . . . .             17,900             588,373
         Philip Morris Cos., Inc. . . . .             63,372           2,568,467

                                                                    ------------
                                                                       5,295,489
                                                                    ------------
         PERSONAL PRODUCTS (0.6%)
         Avon Products, Inc.. . . . . . .             11,900             641,053
         Estee Lauder Cos., Inc., Class A^            37,800             997,920

                                                                    ------------
                                                                       1,638,973
                                                                    ------------
          TOTAL CONSUMER STAPLES  . . . .                              9,870,671
                                                                    ------------
         ENERGY (8.7%)
         INTEGRATED OIL & GAS (3.5%)
         ChevronTexaco Corp.. . . . . . .             13,700             910,776
                                                   NUMBER               VALUE
                                                  OF SHARES           (NOTE 1)
----------------------------------------------------------------------------------

                                                                   $
         Exxon Mobil Corp.. . . . . . . .            150,090           5,244,145
         Royal Dutch Petroleum Co. (ADR).             64,900           2,856,898

         Shell Transport & Trading Co.
          plc (ADR)^. . . . . . . . . . .             17,500             681,100

                                                                    ------------
                                                                       9,692,919
                                                                    ------------
         OIL & GAS DRILLING (0.3%)
         Transocean, Inc. . . . . . . . .             35,100             814,320
                                                                    ------------
         OIL & GAS EQUIPMENT & SERVICES (3.5%)
         Baker Hughes, Inc. . . . . . . .            120,700           3,885,333
         BJ Services Co.* . . . . . . . .             30,500             985,455
         El Paso Corp.. . . . . . . . . .            153,100           1,065,576
         Schlumberger Ltd.. . . . . . . .             38,424           1,617,266
         Weatherford International Ltd. .             53,824           2,149,192

                                                                    ------------
                                                                       9,702,822
                                                                    ------------
         OIL & GAS EXPLORATION & PRODUCTION (1.4%)
         Unocal Corp. . . . . . . . . . .            121,300           3,709,354
                                                                    ------------
          TOTAL ENERGY  . . . . . . . . .                             23,919,415
                                                                    ------------
         FINANCIALS (16.8%)
         BANKS (5.8%)
         Bank of America Corp.. . . . . .              8,300             577,431
         Bank One Corp. . . . . . . . . .            210,800           7,704,740
         Golden West Financial Corp.. . .              7,000             502,670
         Washington Mutual, Inc.. . . . .            181,600           6,270,648
         Wells Fargo & Co.. . . . . . . .             16,700             782,729

                                                                    ------------
                                                                      15,838,218
                                                                    ------------
         DIVERSIFIED FINANCIALS (6.4%)
         AmeriCredit Corp.*^. . . . . . .             92,100             712,854
         Citigroup, Inc.. . . . . . . . .             29,233           1,028,709
         Fannie Mae . . . . . . . . . . .             27,294           1,755,823
         Goldman Sachs Group, Inc.. . . .             14,100             960,210
         Household International, Inc.. .             31,700             881,577
         IndyMac Bancorp, Inc.* . . . . .             18,300             338,367
         J.P. Morgan Chase & Co.. . . . .            173,300           4,159,200
         Lehman Brothers Holdings, Inc. .             14,200             756,718
         SLM Corp.. . . . . . . . . . . .             67,169           6,976,173

                                                                    ------------
                                                                      17,569,631
                                                                    ------------
         INSURANCE (4.6%)
         Berkshire Hathaway, Inc., Class
          A*. . . . . . . . . . . . . . .                 70           5,092,500
         Cincinnati Financial Corp.^. . .             15,700             589,535
         Everest Reinsurance Group Ltd. .             14,400             796,320
         Hartford Financial Services
          Group, Inc. . . . . . . . . . .             23,500           1,067,605
         PartnerRe Ltd. . . . . . . . . .             21,500           1,114,130
         PMI Group, Inc.. . . . . . . . .             40,300           1,210,612
         XL Capital Ltd., Class A . . . .             33,300           2,572,425

                                                                    ------------
                                                                      12,443,127
                                                                    ------------
          TOTAL FINANCIALS  . . . . . . .                             45,850,976
                                                                    ------------
         HEALTH CARE (16.4%)
         BIOTECHNOLOGY (0.3%)
         Genentech, Inc.* . . . . . . . .             24,200             802,472
                                                                    ------------
         HEALTH CARE EQUIPMENT & SERVICES (3.4%)
         Applied Biosystems Group -
          Applera Corp. . . . . . . . . .            152,000           2,666,080
         Becton, Dickinson & Co.. . . . .             45,700           1,402,533
         Guidant Corp.* . . . . . . . . .             60,374           1,862,538
         Lincare Holdings, Inc.*. . . . .             28,300             894,846
         Medtronic, Inc.. . . . . . . . .             39,900           1,819,440
         Quintiles Transnational Corp.* .             41,300             499,730

                                                                    ------------
                                                                       9,145,167
                                                                    ------------
         PHARMACEUTICALS (12.7%)
         Allergan, Inc. . . . . . . . . .            107,900           6,217,198
         AstraZeneca plc (ADR). . . . . .            234,600           8,232,114
         Eli Lilly & Co.. . . . . . . . .             28,800           1,828,800

                                       88


EQ ADVISORS TRUST
EQ/CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002

                                                   NUMBER               VALUE
                                                  OF SHARES           (NOTE 1)
----------------------------------------------------------------------------------

                                                                   $
         Forest Laboratories, Inc.* . . .             76,723           7,535,733
         Pfizer, Inc. . . . . . . . . . .            360,039          11,006,392

                                                                    ------------
                                                                      34,820,237
                                                                    ------------
          TOTAL HEALTH CARE . . . . . . .                             44,767,876
                                                                    ------------
         INDUSTRIALS (8.6%)
         AEROSPACE & DEFENSE (1.2%)
         United Technologies Corp.. . . .             51,231           3,173,248
                                                                    ------------
         BUILDING PRODUCTS (0.6%)
         American Standard Cos., Inc.*. .             24,000           1,707,360
                                                                    ------------
         COMMERCIAL SERVICES & SUPPLIES (1.3%)
         CheckFree Corp.*^. . . . . . . .             95,400           1,526,495
         Robert Half International, Inc.*             70,989           1,143,633
         Sabre Holdings Corp.*. . . . . .             51,200             927,232

                                                                    ------------
                                                                       3,597,360
                                                                    ------------
         CONSTRUCTION & ENGINEERING (0.9%)
         Fluor Corp.. . . . . . . . . . .             90,800           2,542,400
                                                                    ------------
         ELECTRICAL EQUIPMENT (0.6%)
         Emerson Electric Co. . . . . . .             29,200           1,484,820
                                                                    ------------
         INDUSTRIAL CONGLOMERATES (2.5%)
         General Electric Co. . . . . . .            216,628           5,274,892
         Siemens AG (ADR)*^ . . . . . . .             22,300             939,499
         Tyco International Ltd.. . . . .             41,500             708,820

                                                                    ------------
                                                                       6,923,211
                                                                    ------------
         MACHINERY (1.5%)
         Dover Corp.. . . . . . . . . . .             13,000             379,080
         Illinois Tool Works, Inc.. . . .             21,400           1,388,004
         Ingersoll-Rand Co., Class A. . .             28,100           1,209,986
         Navistar International Corp.^. .             42,300           1,028,313

                                                                    ------------
                                                                       4,005,383
                                                                    ------------
          TOTAL INDUSTRIALS . . . . . . .                             23,433,782
                                                                    ------------
         INFORMATION TECHNOLOGY (20.1%)
         APPLICATION SOFTWARE (0.3%)
         Cadence Design Systems, Inc.*. .             46,600             549,414
         Macromedia, Inc.*. . . . . . . .             24,600             261,990

                                                                    ------------
                                                                         811,404
                                                                    ------------
         COMPUTER HARDWARE (1.0%)
         Hewlett-Packard Co.. . . . . . .             54,035             938,047
         International Business Machines
          Corp. . . . . . . . . . . . . .             21,338           1,653,695

                                                                    ------------
                                                                       2,591,742
                                                                    ------------
         COMPUTER STORAGE & PERIPHERALS (0.1%)
         Seagate Technology*. . . . . . .             16,300             174,899
                                                                    ------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS (1.1%)
         Agilent Technologies, Inc.*. . .            168,704           3,029,924
                                                                    ------------
         INTERNET SOFTWARE & SERVICES (2.2%)
         eBay, Inc.*. . . . . . . . . . .             48,746           3,305,954
         Polycom, Inc.* . . . . . . . . .             57,600             548,352
         VeriSign, Inc.*. . . . . . . . .            157,600           1,263,952
         Yahoo!, Inc.*. . . . . . . . . .             51,500             842,025

                                                                    ------------
                                                                       5,960,283
                                                                    ------------
         IT CONSULTING & SERVICES (0.8%)
         Concord EFS, Inc.* . . . . . . .            118,300           1,862,042
         Thomson Corp.. . . . . . . . . .             13,000             347,490

                                                                    ------------
                                                                       2,209,532
                                                                    ------------
         NETWORKING EQUIPMENT (1.8%)
         Cisco Systems, Inc.* . . . . . .            381,212           4,993,877
                                                                    ------------
         SEMICONDUCTOR EQUIPMENT (5.4%)
         Applied Materials, Inc.* . . . .            524,496           6,834,183
         ASML Holding N.V.
          (New York Shares)*^ . . . . . .             91,500             764,940
         Credence Systems Corp.*^ . . . .             12,500             116,625
         KLA-Tencor Corp.*. . . . . . . .            131,900           4,665,303
                                                   NUMBER               VALUE
                                                  OF SHARES           (NOTE 1)
----------------------------------------------------------------------------------

                                                                   $
         Lam Research Corp.*. . . . . . .             30,900             333,720
         Novellus Systems, Inc.*. . . . .             21,400             600,912
         Teradyne, Inc.*^ . . . . . . . .            119,600           1,555,996

                                                                    ------------
                                                                      14,871,679
                                                                    ------------
         SEMICONDUCTORS (3.2%)
         Altera Corp.*. . . . . . . . . .            219,600           2,707,668
         Applied Micro Circuits Corp.*. .            141,400             521,766
         Broadcom Corp., Class A* . . . .             44,800             674,688
         Intel Corp.. . . . . . . . . . .             66,403           1,033,895
         Linear Technology Corp.. . . . .             43,400           1,116,248
         PMC-Sierra, Inc.*. . . . . . . .            111,000             617,160
         Xilinx, Inc.*. . . . . . . . . .            103,700           2,136,220

                                                                    ------------
                                                                       8,807,645
                                                                    ------------
         SYSTEMS SOFTWARE (2.2%)
         Microsoft Corp.* . . . . . . . .             93,176           4,817,199
         VERITAS Software Corp.*. . . . .             76,200           1,190,244

                                                                    ------------
                                                                       6,007,443
                                                                    ------------
         TELECOMMUNICATIONS EQUIPMENT (2.0%)
         Amdocs Ltd.* . . . . . . . . . .             61,200             600,984
         General Motors Corp., Class H* .             73,000             781,100
         JDS Uniphase Corp.*. . . . . . .            248,300             613,301
         QUALCOMM, Inc.*. . . . . . . . .             95,200           3,464,328

                                                                    ------------
                                                                       5,459,713
                                                                    ------------
          TOTAL INFORMATION TECHNOLOGY  .                             54,918,141
                                                                    ------------
         MATERIALS (2.4%)
         CHEMICALS (1.8%)
         Air Products & Chemicals, Inc. .             57,607           2,462,699
         Dow Chemical Co. . . . . . . . .             16,300             484,110
         Du Pont (E.I.) de Nemours & Co..             29,350           1,244,440
         NOVA Chemicals Corp. . . . . . .             34,500             631,350

                                                                    ------------
                                                                       4,822,599
                                                                    ------------
         METALS & MINING (0.3%)
         Newmont Mining Corp. . . . . . .             28,500             827,355
                                                                    ------------
         PAPER & FOREST PRODUCTS (0.3%)
         Bowater, Inc.. . . . . . . . . .             19,500             818,025
                                                                    ------------
          TOTAL MATERIALS . . . . . . . .                              6,467,979
                                                                    ------------
         TELECOMMUNICATION SERVICES (4.2%)
         DIVERSIFIED TELECOMMUNICATION SERVICES (3.1%)
         AT&T Corp. . . . . . . . . . . .             71,240           1,860,077
         SBC Communications, Inc. . . . .             17,700             479,847
         Sprint Corp. (FON Group) . . . .            424,800           6,151,104

                                                                    ------------
                                                                       8,491,028
                                                                    ------------
         WIRELESS TELECOMMUNICATION SERVICES (1.1%)
         Sprint Corp. (PCS Group)*^ . . .            680,800           2,981,904
                                                                    ------------
          TOTAL TELECOMMUNICATION SERVICES                            11,472,932
                                                                    ------------
         UTILITIES (2.3%)
         ELECTRIC UTILITIES (1.1%)
         AES Corp.* . . . . . . . . . . .            429,200           1,296,184
         Duke Energy Corp.. . . . . . . .             39,900             779,646
         Pinnacle West Capital Corp.. . .             29,700           1,012,473

                                                                    ------------
                                                                       3,088,303
                                                                    ------------
         GAS UTILITIES (1.0%)
         Kinder Morgan Management LLC*. .             56,752           1,792,796

         Kinder Morgan, Inc.. . . . . . .                 40               1,691
         NiSource, Inc. . . . . . . . . .             50,200           1,004,000

                                                                    ------------
                                                                       2,798,487
                                                                    ------------
         MULTI - UTILITIES (0.2%)
         Williams Cos., Inc.. . . . . . .            169,600             457,920
                                                                    ------------
          TOTAL UTILITIES . . . . . . . .                              6,344,710
                                                                    ------------
         TOTAL COMMON STOCKS (94.6%)
          (Cost $302,815,435) . . . . . .                            258,566,399
                                                                    ------------

                                       89


EQ ADVISORS TRUST
EQ/CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2002
                                                  NUMBER               VALUE
                                                  OF SHARES           (NOTE 1)
----------------------------------------------------------------------------------

         CONVERTIBLE PREFERRED STOCKS:
         CONSUMER DISCRETIONARY (0.4%)
         AUTOMOBILES (0.4%)

                                                                   $
         Ford Motor Co. Capital Trust II,             25,300           1,033,505
          6.50% . . . . . . . . . . . . .                           ------------
         MEDIA (0.0%)

         Equity Securities Trust I,                   10,300             206,515
          6.50%^. . . . . . . . . . . . .                           ------------
         TOTAL CONVERTIBLE PREFERRED
          STOCKS (0.4%)
          (Cost $1,663,804)                                            1,240,020
                                                                    ------------
                                                  PRINCIPAL
                                                   AMOUNT
                                                 -------------
         CONVERTIBLE BONDS:
         CONSUMER DISCRETIONARY (0.6%)
         INTERNET RETAIL
         Amazon.com, Inc.
          4.75%, 2/1/09 . . . . . . . . .        $                     1,544,544
                                                   2,105,000        ------------
         MATERIALS (0.2%)
         METALS & MINING
         Freeport-McMoran Copper & Gold,
          Inc.
          8.25%, 1/31/06(S) . . . . . . .            432,000             612,900
                                                                    ------------
                                                  PRINCIPAL             VALUE
                                                   AMOUNT
                                                                      (NOTE 1)
----------------------------------------------------------------------------------

         TOTAL CONVERTIBLE BONDS (0.8%)
          (Cost $1,792,473) . . . . . . .                           $  2,157,444
                                                                    ------------


         SHORT-TERM DEBT SECURITIES:
         TIME DEPOSIT (7.5%)
         J.P. Morgan Chase Nassau,
          0.73%, 1/2/03
          (Amortized Cost $20,484,316)  .        $20,484,316          20,484,316
                                                                    ------------
         TOTAL INVESTMENTS (103.3%)
          (Cost/Amortized Cost
           $326,756,028). . . . . . . . .                            282,448,179

         OTHER ASSETS LESS LIABILITIES                                (9,021,510)
          (-3.3%) . . . . . . . . . . . .                           ------------
         NET ASSETS (100%)  . . . . . . .                           $273,426,669
                                                                    ============

* Non-income producing.
^ All, or a portion of security out on loan (See Note 1).
(z) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2002, these securities amounted to $612,900 or 0.2% of net assets.
Glossary:
ADR - American Depositary Receipt

Investment security transactions for the year ended December 31, 2002 were as follows:
Cost of Purchases:
Stocks and long-term corporate debt securities ... $171,876,388
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities ... 61,307,277

As of December 31, 2002, the gross unrealized appreciation
(depreciation) of investments based
on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation...$ 12,292,806
Aggregate gross unrealized depreciation...(59,256,975)
                                          ------------
Net unrealized depreciation . . . . .  . $(46,964,169)
                                          ------------
Federal income tax cost of investments...$ 329,412,348
                                          ============
At December 31, 2002, the Portfolio had loaned securities with a total value $13,333,327 which was secured by collateral of $13,531,177.

The Portfolio has a net capital loss carryforward of $10,254,618 of which $22,903 expires in the year 2007, $1,347,041 expires in the year 2008, $1,253,470 expires in the year 2009 and $7,631,204 expires in the year 2010.

Included in the capital loss carryforward amounts at December 31, 2002 are $2,623,414 of losses acquired from EQ/AXP New Dimensions Portfolio as a result of the reorganizations as discussed in Note 8. Certain capital loss carryforwards may be subject to limitations on use persuant to applicable U.S. Federal Income Tax Law.
Therefore, it is possible not all of these capital losses will be available for use.


                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/EMERGING MARKETS EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2002

                                                   NUMBER                VALUE
                                                  OF SHARES            (NOTE 1)
-----------------------------------------------------------------------------------

         COMMON STOCKS:
         BRAZIL (4.8%)
                                                                     $
         Aracruz Celulose S.A. (ADR). .                  6,200             115,072
         Banco Bradesco S.A.  (ADR) . .                 24,763             368,969
         Banco Itau S.A. (ADR). . . . .                 37,480             892,024
         Celular CRT Participacoes S.A.              1,181,361             102,418
         Cia Energetica de Minas Gerais
          S.A.  (ADR) . . . . . . . . .                 36,309             266,145
         Companhia de Bebidas das
          Americas (ADR). . . . . . . .                107,475           1,672,311
         Companhia Vale do Rio Doce,
          special (ADR)*. . . . . . . .                 78,768           2,166,120
         Companhia Vale do Rio Doce
          (ADR) . . . . . . . . . . . .                 11,700             338,247
         Empresa Brasileira de
          Aeronautica S.A. (ADR). . . .                 47,773             759,591
         Lojas Arapua S.A.*+. . . . . .              1,248,000                  --
         Petroleo Brasileiro Petrobyes
          S.A. (ADR)* . . . . . . . . .                105,694           1,416,299
         Petroleo Brasileiro Petrobyes
          S.A. (ADR). . . . . . . . . .                 54,483             813,976

         Votorantim Celulose e Papel                    20,000             328,800
          S.A.(ADR) . . . . . . . . . .                               ------------
                                                                         9,239,972
                                                                      ------------
         CHINA (1.2%)
         BYD Co. Ltd., Class H. . . . .                181,000             364,395
         China Shipping Development
          Co. Ltd.. . . . . . . . . . .                589,000             123,111
         Huaneng Power International,
          Inc., Class H . . . . . . . .              1,418,000           1,136,451
         Sinopec Shanghai Petrochemical
          Co., Ltd. . . . . . . . . . .              2,742,000             414,901

         Yanzhou Coal Mining Co., Ltd.,                860,000             341,865
          Class H . . . . . . . . . . .                               ------------
                                                                         2,380,723
                                                                      ------------
         CZECH REPUBLIC (0.3%)
         Komercni Banka A.S. (GDR). . .                  8,500             194,650
         Komercni Banka A.S.. . . . . .                  4,300             297,063
                                                                      ------------
                                                                           491,713
                                                                      ------------
         HONG KONG (4.4%)
         China Mobile (Hong Kong) Ltd.*^ . .         1,459,000           3,470,513
         China Southern Airlines Co., Ltd.^.         3,980,000           1,071,758
         CNOOC Ltd. . . . . . . . . . .              1,718,500           2,236,712
         Cosco Pacific Ltd. . . . . . .                620,000             508,822
         Texwinca Holdings Ltd. . . . .                666,000             495,333
         TPV Technology Ltd.. . . . . .              2,275,000             712,231
                                                                      ------------
                                                                         8,495,369
                                                                      ------------
         HUNGARY (2.3%)
         Magyar Olaj-es Gazipari Rt.. .                 44,523           1,038,758
         Magyar Olaj-es Gazipari (GDR)
          (Registered). . . . . . . . .                 15,816             370,094
         Matav Rt.. . . . . . . . . . .                147,096             533,265
         Matav Rt. (ADR). . . . . . . .                 14,569             259,328
         OTP Bank (GDR) . . . . . . . .                 17,164             337,273
         OTP Bank Rt. . . . . . . . . .                183,522           1,804,117
                                                                      ------------
                                                                         4,342,835
                                                                      ------------
         INDIA (5.4%)
         Bharat Heavy Electricals Ltd..                133,676             481,178
         Colgate-Palmolive Co. (India).                 86,694             243,810
         Container Corp. of India Ltd..                107,300             513,563
         Gujarat Ambuja Cements Ltd.* .                103,332             352,018
                                                   NUMBER                VALUE
                                                  OF SHARES            (NOTE 1)
-----------------------------------------------------------------------------------

                                                                     $
         Hero Honda Motors Ltd. . . . .                136,715             773,815
         Hindalco Industries Ltd. . . .                 35,707             436,638
         Hindustan Lever Ltd. . . . . .                167,369             634,397
         Hindustan Petroleum. . . . . .                 67,864             407,538
         Housing Development Finance
          Corp., Ltd. . . . . . . . . .                 63,878             477,187
         Infosys Technologies Ltd.. . .                 13,030           1,296,519
         Mahanagar Telephone Nigam Ltd.                166,248             328,855

         Oil & Natural Gas Corp., Ltd..                 61,250             446,825
         Ranbaxy Laboratories Ltd.. . .                 51,000             630,985
         Reliance Industries Ltd. . . .                 44,550             276,591
         Reliance Industries Ltd.
          (GDR)(S). . . . . . . . . . .                 15,500             191,890
         State Bank of India Ltd.+. . .                237,500           1,437,333
         Steel Authority of India . . .              1,322,699             282,746
         Tata Engineering & Locomotive*                 82,000             275,927
         Tata Iron & Steel Co., Ltd.. .                162,000             511,846
         Wipro Ltd. . . . . . . . . . .                  6,000             204,044
         Wipro Ltd. (ADR) . . . . . . .                  6,500             217,750
                                                                      ------------
                                                                        10,421,455
                                                                      ------------
         INDONESIA (3.2%)
         PT Astra International Tbk*. .              5,809,000           2,044,508
         PT Bank Central Asia Tbk . . .              3,096,500             864,944
         PT Hanjaya Mandala Sampoerna
          Tbk . . . . . . . . . . . . .              2,114,000             873,944
         PT Ramayana Lestari Sentosa Tbk             1,770,000             499,358

         PT Telekomunikasi Tbk Indonesia             4,442,500           1,911,020
                                                                      ------------
                                                                         6,193,774
                                                                      ------------
         ISRAEL (2.7%)
         Check Point Software
          Technologies Ltd. (ADR)*. . .                 72,819             944,462
         ECI Telecommunications Ltd.* .                180,159             365,723
         Teva Pharmaceutical
          Industries Ltd. . . . . . . .                 19,240             718,158

         Teva Pharmaceutical                            83,200           3,212,352
          Industries Ltd. (ADR) . . . .                               ------------
                                                                         5,240,695
                                                                      ------------
         KOREA (19.9%)
         CJ 39 Shopping Corp. . . . . .                 24,028             856,949
         Daishin Securities Co. . . . .                 74,840             902,333
         Humax Co., Ltd.. . . . . . . .                 45,900             563,083
         Hyundai Marine & Fire Insurance
          Co. Ltd.. . . . . . . . . . .                 20,880             445,398
         Hyundai Mobis. . . . . . . . .                 82,310           1,512,886
         Hyundai Motor Co., Ltd.. . . .                 30,040             702,846
         Kookmin Bank . . . . . . . . .                 11,255             398,558
         LG Chemical Ltd. . . . . . . .                 37,990           1,300,446
         LG Electronics, Inc.*. . . . .                 52,586           1,831,122
         LG Household & Health Care Ltd.                18,650             591,240

         LG Investment & Securities Co.                 82,950             930,176
         Pantech Co. Ltd.*. . . . . . .                 49,440             596,089
         Pohang Iron & Steel Co., Ltd..                 36,195           3,601,037
         Samsung Electronics Co., Ltd.
          (Foreign) . . . . . . . . . .                 53,995          14,294,869
         Samsung Securities Co., Ltd. .                 60,115           1,452,127
         Seoul Securities Co., Ltd. . .                135,250             483,504
         Shinhan Financial Group Co.,
          Ltd.. . . . . . . . . . . . .                166,910           1,745,022
         Shinsegae Co., Ltd.. . . . . .                  4,650             586,126
         SK Telecom Co., Ltd. . . . . .                 25,785           4,978,513
91


EQ ADVISORS TRUST
EQ/EMERGING MARKETS EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002
                                                   NUMBER                VALUE
                                                  OF SHARES            (NOTE 1)
-----------------------------------------------------------------------------------


                                                                     $
         Tong Yang Confectionery Co.. .                 14,150             691,961
                                                                      ------------
                                                                        38,464,285
                                                                      ------------
         MALAYSIA (4.0%)
         AMMB Holdings Bhd. . . . . . .                510,000             510,000
         Celcom Malaysia Bhd* . . . . .              1,926,000           1,236,695
         Commerce Asset Holding Bhd.. .                572,000             487,705
         Gamuda Bhd.. . . . . . . . . .                895,000           1,295,395
         Magnum Corp. Bhd . . . . . . .              1,296,000             781,011
         Malayan Banking Bhd. . . . . .                821,000           1,598,789
         Malaysian Pacific Industries
          Bhd.. . . . . . . . . . . . .                119,000             435,289
         Public Bank Bhd. . . . . . . .                534,000             318,995
         Resorts World Bhd. . . . . . .                238,000             585,605
         SP Setia Bhd.. . . . . . . . .                729,000             470,013
                                                                      ------------
                                                                         7,719,497
                                                                      ------------
         MEXICO (7.7%)
         America Movil S.A. de CV (ADR)                209,220           3,004,399

         Fomento Economico Mexicano S.A.
          de C.V. . . . . . . . . . . .                252,846             912,169
         Fomento Economico Mexicano S.A.
          de C.V. (ADR) . . . . . . . .                  5,735             208,869
         Grupo Aeroportuario del Sureste
          S.A. (ADR). . . . . . . . . .                 31,150             366,013
         Grupo Aeroportuario del Sureste
          S.A., Class B . . . . . . . .                113,500             124,737
         Grupo Financiero BBVA Bancomer
          S.A. de C.V. (ADR)* . . . . .                  9,900             149,673

         Grupo Financiero BBVA Bancora
          S.A. de C.V., Class B . . . .              2,405,655           1,818,495
         Grupo Modelo S.A., Class C . .                372,000             906,537
         Telefonos de Mexico S.A., Class
          L (ADR) . . . . . . . . . . .                155,071           4,959,171
         Wal-Mart de Mexico S.A.,
          Series C. . . . . . . . . . .                 85,161             164,153
          Series V (ADR). . . . . . . .                 14,450             328,659
          Series V. . . . . . . . . . .                870,379           1,979,646
                                                                      ------------
                                                                        14,922,521
                                                                      ------------
         PHILLIPPINES (0.1%)
         Ayala Land, Inc. . . . . . . .              2,830,000             241,201
                                                                      ------------
         POLAND (2.0%)
         Bank Pekao S.A.. . . . . . . .                 80,709           1,988,995
         Bank Pekao S.A. (GDR). . . . .                  8,049             197,200
         Polski Koncern Naftowy Orlen
          S.A.. . . . . . . . . . . . .                 97,475             449,932
         Polski Koncern Naftowy Orlen
          S.A. (GDR). . . . . . . . . .                 32,900             302,680
         Telekomunikacja Polska S.A.* .                 38,974             129,588

         Telekomunikacja Polska S.A.                   221,053             740,528
          (GDR)*. . . . . . . . . . . .                               ------------
                                                                         3,808,923
                                                                      ------------
         RUSSIA (4.8%)
         Gazprom (ADR). . . . . . . . .                 23,200             273,760
         GMK Norilsk Nickel (ADR) . . .                 33,300             673,333
         LUKOIL (ADR) . . . . . . . . .                 48,089           2,954,627
         Mobile Telesystems (ADR) . . .                 39,100           1,452,174
         Surgutneftegaz (Preferred ADR)                 23,573             549,251
         Surgutneftegaz (ADR) . . . . .                 82,321           1,307,669
         Vimpel Communications (ADR)* .                 18,600             595,386
         Yukos (ADR). . . . . . . . . .                 10,519           1,482,437
                                                                      ------------
                                                                         9,288,637
                                                                      ------------
                                                   NUMBER                VALUE
                                                  OF SHARES            (NOTE 1)
-----------------------------------------------------------------------------------

         SOUTH AFRICA (12.9%)
         Anglo American Platinum
          Corp., Ltd. . . . . . . . . .                 41,277        $  1,520,137
         Anglo American plc . . . . . .                515,675           7,630,567
         AngloGold Ltd. . . . . . . . .                  5,400             182,821
         AngloGold Ltd. (ADR) . . . . .                 13,792             472,514
         Bidvest Group Ltd. . . . . . .                134,620             706,008
         FirstRand Ltd. . . . . . . . .              1,782,288           1,528,773
         Gold Fields Ltd. . . . . . . .                161,100           2,251,138
         Gold Fields Ltd. (ADR) . . . .                  7,900             110,284
         Impala Platinum Holdings Ltd..                 11,980             760,923
         Liberty Group Ltd. . . . . . .                 38,240             243,554
         M-Cell Ltd.. . . . . . . . . .                199,580             284,931
         Nedcor Ltd.. . . . . . . . . .                 24,900             322,404
         Old Mutual plc . . . . . . . .              1,571,491           2,222,138
         Sanlam Ltd.. . . . . . . . . .                657,270             582,163
         Sappi Ltd. . . . . . . . . . .                 68,280             911,143
         Sappi Ltd. (ADR) . . . . . . .                 13,090             173,050
         Sasol Ltd. . . . . . . . . . .                206,736           2,529,839

         Standard Bank Investment Corp.,               700,210           2,460,385
          Ltd.. . . . . . . . . . . . .                               ------------
                                                                        24,892,772
                                                                      ------------
         TAIWAN (13.7%)
         Accton Technology Corp.* . . .              1,380,550           1,409,535
         ASE Test Ltd.* . . . . . . . .                 50,800             203,200
         Asustek Computer, Inc. . . . .                412,851             724,300
         Cathay Financial Holding Co.
          Ltd.. . . . . . . . . . . . .                599,000             635,695
         Chinatrust Financial Holding
          Co., Ltd.*. . . . . . . . . .              3,392,797           2,761,465
         CTCI Corp. . . . . . . . . . .                507,000             269,758
         EVA AIRWAYS Corp.. . . . . . .              2,666,210           1,123,382
         Formosa Chemicals & Fiber Co..                480,502             508,555
         Formosa Plastics Corp. . . . .                856,000           1,122,623
         Hon Hai Precision Industry
          Co. Ltd.. . . . . . . . . . .                639,750           2,207,938
         Largan Precision Co., Ltd.*. .                113,100             631,044
         Lite-On Technology Corp. . . .                328,000             368,847
         Novatek Microelectronics
          Corp., Ltd.*. . . . . . . . .                292,800             551,579
         Phoenixtec Power Co., Ltd. . .                769,000             581,671
         Polaris Securities Co., Ltd.*.              1,410,000             490,682
         Premier Image Technology Corp.                716,000           1,101,697
         Quanta Computer, Inc.. . . . .                925,650           1,517,459
         Quanta Storage, Inc.*. . . . .                 61,000             408,772
         Siliconware Precision
          Industries* . . . . . . . . .              1,631,226             792,859
         SinoPac Holdings Co.*. . . . .              3,544,454           1,483,227
         Taishin Financial Holdings
          Co., Ltd.*. . . . . . . . . .              3,220,000           1,648,432
         Taiwan Semiconductor
          Manufacturing Co., Ltd.*. . .              4,349,495           5,328,976
         United Microelectronics Corp.*              1,097,531             666,031
                                                                      ------------
                                                                        26,537,727
                                                                      ------------
         THAILAND (2.5%)
         Advanced Information Service
          Public Co., Ltd. (Foreign). .                501,100             415,645
         Bangkok Bank PCL (Foreign)*. .              1,222,300           1,701,578
         BEC World PCL (Foreign). . . .                 72,900             345,049
         Land & House Public Co. Ltd.
          (Foreign) . . . . . . . . . .                233,300             435,746
         Thai Farmers Bank Public
          Co. Ltd.(Foreign)*. . . . . .                962,900             670,232
92


EQ ADVISORS TRUST
EQ/EMERGING MARKETS EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2002
                                                  NUMBER                VALUE
                                                  OF SHARES            (NOTE 1)
-----------------------------------------------------------------------------------


                                                                     $
         The Siam Cement Public Co.,                    49,500           1,346,032
          Ltd.. . . . . . . . . . . . .                               ------------
                                                                         4,914,282
                                                                      ------------
         TURKEY (2.6%)
         Akbank T.A.S.* . . . . . . . .            243,920,496             808,170
         Akcansa Cimento A.S. . . . . .             49,699,000             290,410
         Arcelik A.S. . . . . . . . . .             53,269,000             417,167
         Enka Insaat ve Sanayi A.S. . .             12,358,633             305,243
         Hurriyet Gazetecilik ve
          Matbaacilik A.S.* . . . . . .            226,120,955             592,546
         Koc Holding A.S. . . . . . . .             84,977,000             883,044
         Turkcell Iletism Hizmetleri
          A.S.. . . . . . . . . . . . .            171,012,000             999,287
         Turkiye Garanti Bankasi A.S.*.            390,067,000             505,207
         Turkiye Is Bankasi*. . . . . .            100,371,000             263,021
                                                                      ------------
                                                                         5,064,095
                                                                      ------------
         VENEZUELA (0.3%)
         CANTV (ADR). . . . . . . . . .                 45,190             569,394
                                                                      ------------
         TOTAL COMMON STOCKS (94.8%)
          (Cost $185,959,043) . . . . .                                183,229,870
                                                                      ------------
         PREFERRED STOCKS:
         KOREA (1.5%)
         Samsung Electronics Co., Ltd..                 18,375           2,323,890
         Hyundai Motor Co., Ltd.. . . .                 48,040             563,008
                                                                      ------------
         TOTAL PREFERRED STOCKS (1.5%)
          (Cost $3,054,165) . . . . . .                                  2,886,898
                                                                      ------------
         TOTAL INVESTMENTS (96.3%)
          (Cost $189,013,208) . . . . .                                186,116,768

         OTHER ASSETS LESS LIABILITIES                                   7,059,741
          (3.7%)  . . . . . . . . . . .                               ------------

                                                                     $
         NET ASSETS (100%)  . . . . . .                                193,176,509
                                                                      ============

Market Sector Diversification
As a Percentage of Total Equity Investments
Consumer Discretionary...8.8%
Consumer Staples ...3.3
Energy. . . . . . .8.9
Financials . . . .  20.2
Health Care . . . . 2.5
Industrials . . . .  . 5.6
Information Technology .. 19.9
Materials . . . . . . . 15.9
Telecommunications Services. . . . 14.2
Utilities . . . .  . . . . 0.7
                     100.0%
* Non-income producing.
^ All, or a portion, of security out on loan (Note 1).
+ Securities (totaling $1,437,333 or 0.7% of net assets) valued at fair value.
(z) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2002, these securities amounted to $191,890 or 0.1% of net assets.
Glossary:
ADR - American Depositary Receipt
GDR - Global Depositary Receipt

Investment security transactions for the year ended
December 31, 2002 were as follows:
Cost of Purchases:
Stocks and long-term corporate debt securities ...$165,646,115
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities ...149,208,824
As of December 31, 2002, the gross unrealized
appreciation (depreciation) of investments based
on the aggregate cost of investments for
federal income tax purposes was as follows:
Aggregate gross unrealized appreciation...$ 12,243,392
Aggregate gross unrealized depreciation...(25,365,639)
                                          ------------
Net unrealized depreciation . . . . . . . $(13,122,247)
                                          ------------
Federal income tax cost of investments ...$199,239,015
                                          ============
At December 31, 2002, the Portfolio had loaned securities with a total value $476,236 which was secured by collateral of $517,500.

For the year ended December 31, 2002, the Portfolio incurred approximately $7,151 as brokerage commissions with Morgan Stanley, an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $108,212,893 of which $79,341,923 expires in the year 2009 and $28,870,970 expires in the year 2010.


                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS
Decenber 31, 2002

                                                    NUMBER               VALUE
                                                  OF SHARES             (NOTE 1)
------------------------------------------------------------------------------------

         COMMON STOCKS:
         CONSUMER DISCRETIONARY (12.8%)
         APPAREL RETAIL (0.4%)
                                                                   $
         Gap, Inc.^. . . . . . . . . . . .           219,775             3,410,908
         Limited Brands, Inc.. . . . . . .           131,678             1,834,275
         TJX Cos., Inc.. . . . . . . . . .           136,400             2,662,528

                                                                    --------------
                                                                         7,907,711
                                                                    --------------
         AUTO COMPONENTS (0.3%)
         AutoZone, Inc.*^. . . . . . . . .            26,700             1,886,355
         Cooper Tire & Rubber Co.. . . . .            18,500               283,790
         Dana Corp.. . . . . . . . . . . .            37,465               440,588
         Delphi Automotive Systems Corp. .           141,291             1,137,393

         Goodyear Tire & Rubber Co.^ . . .            41,200               280,572
         Johnson Controls, Inc.. . . . . .            22,500             1,803,825
         Snap-On, Inc. . . . . . . . . . .            14,700               413,217
         Visteon Corp.^. . . . . . . . . .            32,940               229,262

                                                                    --------------
                                                                         6,475,002
                                                                    --------------
         AUTOMOBILES (0.7%)
         Ford Motor Co.^ . . . . . . . . .           460,597             4,283,552
         General Motors Corp.^ . . . . . .           141,600             5,219,376
         Harley-Davidson, Inc. . . . . . .            76,400             3,529,680
         PACCAR, Inc.. . . . . . . . . . .            29,300             1,351,609

                                                                    --------------
                                                                        14,384,217
                                                                    --------------
         CASINOS & GAMING (0.0%)
         Harrah's Entertainment, Inc.* . .            28,200             1,116,720
                                                                    --------------
         COMPUTER & ELECTRONICS RETAIL (0.1%)
         Best Buy Co., Inc.*^. . . . . . .            81,150             1,959,773
         Circuit City Stores, Inc. -
          Circuit City Group . . . . . . .            53,000               393,260
         RadioShack Corp.. . . . . . . . .            43,300               811,442

                                                                    --------------
                                                                         3,164,475
                                                                    --------------
         DEPARTMENT STORES (0.6%)
         Dillards, Inc., Class A . . . . .            21,300               337,818
         Federated Department
          Stores, Inc.*. . . . . . . . . .            50,900             1,463,884
         J.C. Penney, Inc.^. . . . . . . .            67,500             1,553,175
         Kohl's Corp.* . . . . . . . . . .            85,100             4,761,345
         May Department Stores Co. . . . .            72,800             1,672,944
         Nordstrom, Inc. . . . . . . . . .            34,100               646,877
         Sears, Roebuck & Co.. . . . . . .            79,800             1,911,210

                                                                    --------------
                                                                        12,347,253
                                                                    --------------
         GENERAL MERCHANDISE STORES (3.3%)
         Big Lots, Inc.* . . . . . . . . .            29,300               387,639
         Costco Wholesale Corp.*^. . . . .           114,900             3,224,094
         Dollar General Corp.. . . . . . .            84,190             1,006,071
         Family Dollar Stores, Inc.. . . .            43,800             1,366,998
         Target Corp.. . . . . . . . . . .           229,300             6,879,000
         Wal-Mart Stores, Inc. . . . . . .         1,124,100            56,778,291

                                                                    --------------
                                                                        69,642,093
                                                                    --------------
         HOME IMPROVEMENT RETAIL (1.1%)
         Home Depot, Inc.. . . . . . . . .           595,450            14,266,982
         Lowe's Cos., Inc. . . . . . . . .           196,700             7,376,250
         Sherwin-Williams Co.. . . . . . .            38,000             1,073,500

                                                                    --------------
                                                                        22,716,732
                                                                    --------------
         HOTELS (0.4%)
         Carnival Corp.^ . . . . . . . . .           148,200             3,697,590
         Hilton Hotels Corp. . . . . . . .            95,000             1,207,450
         Marriott International, Inc.,
          Class A. . . . . . . . . . . . .            61,150             2,010,001
         Starwood Hotels & Resorts
          Worldwide, Inc.. . . . . . . . .            50,400             1,196,496

                                                                    --------------
                                                                         8,111,537
                                                                    --------------
         HOUSEHOLD DURABLES (0.5%)
         Black & Decker Corp.. . . . . . .            20,400               874,956
         Centex Corp.^ . . . . . . . . . .            15,600               783,120
         Fortune Brands, Inc.. . . . . . .            37,900             1,762,729
                                                    NUMBER               VALUE
                                                  OF SHARES             (NOTE 1)
------------------------------------------------------------------------------------

                                                                   $
         KB Home^. . . . . . . . . . . . .            12,600               539,910
         Leggett & Platt, Inc. . . . . . .            49,400             1,108,536
         Maytag Corp.. . . . . . . . . . .            19,700               561,450
         Newell Rubbermaid, Inc. . . . . .            67,476             2,046,547
         Pulte Homes, Inc. . . . . . . . .            15,500               741,985
         Stanley Works . . . . . . . . . .            21,600               746,928
         Tupperware Corp.. . . . . . . . .            14,700               221,676
         Whirlpool Corp.^. . . . . . . . .            17,200               898,184

                                                                    --------------
                                                                        10,286,021
                                                                    --------------
         LEISURE FACILITIES (0.1%)
         International Game Technology*^ .            21,900             1,662,648
                                                                    --------------
         LEISURE PRODUCTS (0.1%)
         Brunswick Corp.^. . . . . . . . .            22,700               450,822
         Hasbro, Inc.. . . . . . . . . . .            43,708               504,827
         Mattel, Inc.. . . . . . . . . . .           110,300             2,112,245

                                                                    --------------
                                                                         3,067,894
                                                                    --------------
         MEDIA (3.9%)
         AOL Time Warner, Inc.*. . . . . .         1,127,850            14,774,835
         Clear Channel Communications,
          Inc.*. . . . . . . . . . . . . .           154,790             5,772,119
         Comcast Corp.^. . . . . . . . . .           588,100            13,861,517
         Dow Jones & Co., Inc.^. . . . . .            21,200               916,476
         Gannett Co., Inc. . . . . . . . .            67,500             4,846,500
         Interpublic Group Cos., Inc.. . .            96,900             1,364,352
         Knight Ridder, Inc. . . . . . . .            21,100             1,334,575
         McGraw-Hill Cos., Inc.. . . . . .            49,000             2,961,560
         Meredith Corp.. . . . . . . . . .            12,500               513,875
         New York Times Co., Class A^. . .            38,300             1,751,459
         Omnicom Group, Inc. . . . . . . .            47,500             3,068,500
         TMP Worldwide, Inc.*^ . . . . . .            28,200               318,942
         Tribune Co. . . . . . . . . . . .            76,370             3,471,780
         Univision Communications, Inc.,
          Class A^*. . . . . . . . . . . .            57,900             1,418,550
         Viacom, Inc., Class B*. . . . . .           446,000            18,178,960
         Walt Disney Co. . . . . . . . . .           515,700             8,411,067

                                                                    --------------
                                                                        82,965,067
                                                                    --------------
         PHOTOGRAPHIC PRODUCTS (0.1%)
         Eastman Kodak Co.^. . . . . . . .            73,700             2,582,448
                                                                    --------------
         RESTAURANTS (0.5%)
         Darden Restaurants, Inc.. . . . .            43,250               884,462
         McDonald's Corp.. . . . . . . . .           322,200             5,180,976
         Starbucks Corp.*^ . . . . . . . .            98,100             1,999,278
         Wendy's International, Inc.^. . .            29,200               790,444
         Yum! Brands, Inc.*. . . . . . . .            75,040             1,817,469

                                                                    --------------
                                                                        10,672,629
                                                                    --------------
         SPECIALTY STORES (0.4%)
         American Greetings Corp.^ . . . .            16,600               262,280
         Bed Bath & Beyond, Inc.*. . . . .            73,800             2,548,314
         Office Depot, Inc.* . . . . . . .            78,100             1,152,756
         Staples, Inc.*. . . . . . . . . .           118,050             2,160,315
         Tiffany & Co. . . . . . . . . . .            36,800               879,888
         Toys-R-Us, Inc.*^ . . . . . . . .            53,600               536,000

                                                                    --------------
                                                                         7,539,553
                                                                    --------------
         TEXTILES & APPAREL (0.3%)
         Jones Apparel Group, Inc.*. . . .            32,600             1,155,344
         Liz Claiborne, Inc. . . . . . . .            27,000               800,550
         Nike, Inc., Class B . . . . . . .            67,500             3,001,725
         Reebok International Ltd.*. . . .            15,100               443,940
         V.F. Corp.. . . . . . . . . . . .            27,600               994,980

                                                                    --------------
                                                                         6,396,539
                                                                    --------------
          TOTAL CONSUMER DISCRETIONARY . .                             271,038,539
                                                                    --------------
         CONSUMER STAPLES (9.3%)
         BEVERAGES (3.0%)
         Coors (Adolph) Co., Class B . . .             9,200               563,500
         Anheuser-Busch Cos., Inc. . . . .           219,500            10,623,800

                                       94


EQ ADVISORS TRUST
EQ/EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
Decenber 31, 2002
                                                 NUMBER               VALUE
                                                  OF SHARES             (NOTE 1)
------------------------------------------------------------------------------------

                                                                   $
         Brown-Forman Corp., Class B . . .            17,300             1,130,728
         Coca-Cola Co. . . . . . . . . . .           627,300            27,488,286
         Coca-Cola Enterprises, Inc. . . .           113,300             2,460,876
         Pepsi Bottling Group, Inc.. . . .            72,000             1,850,400
         PepsiCo, Inc. . . . . . . . . . .           447,860            18,908,649

                                                                    --------------
                                                                        63,026,239
                                                                    --------------
         DRUG RETAIL (0.5%)
         CVS Corp. . . . . . . . . . . . .            99,200             2,477,024
         Walgreen Co.. . . . . . . . . . .           258,900             7,557,291

                                                                    --------------
                                                                        10,034,315
                                                                    --------------
         FOOD DISTRIBUTORS (0.2%)
         SUPERVALU, Inc. . . . . . . . . .            33,700               556,387
         SYSCO Corp. . . . . . . . . . . .           167,600             4,992,804

                                                                    --------------
                                                                         5,549,191
                                                                    --------------
         FOOD PRODUCTS (2.5%)
         Archer-Daniels-Midland Co.. . . .           164,566             2,040,618
         Campbell Soup Co. . . . . . . . .           103,600             2,431,492
         ConAgra Foods, Inc. . . . . . . .           135,700             3,393,857
         General Mills, Inc.^. . . . . . .            92,900             4,361,655
         H.J. Heinz Co.. . . . . . . . . .            88,650             2,913,926
         Hershey Foods Corp.^. . . . . . .            34,600             2,333,424
         Kellogg Co. . . . . . . . . . . .           103,600             3,550,372
         Monsanto Co.. . . . . . . . . . .            65,999             1,270,481
         Philip Morris Cos., Inc.. . . . .           534,200            21,651,126
         R.J. Reynolds Tobacco Holdings,
          Inc.^. . . . . . . . . . . . . .            22,600               951,686
         Sara Lee Corp.. . . . . . . . . .           198,200             4,461,482
         UST, Inc. . . . . . . . . . . . .            42,800             1,430,804
         Wm. Wrigley Jr. Co.^. . . . . . .            57,000             3,128,160

                                                                    --------------
                                                                        53,919,083
                                                                    --------------
         FOOD RETAIL (0.4%)
         Albertson's, Inc.^. . . . . . . .           102,851             2,289,463
         Kroger Co.* . . . . . . . . . . .           199,300             3,079,185
         Safeway, Inc.*. . . . . . . . . .           117,900             2,754,144
         Winn-Dixie Stores, Inc.^. . . . .            35,500               542,440

                                                                    --------------
                                                                         8,665,232
                                                                    --------------
         HOUSEHOLD PRODUCTS (2.1%)
         Clorox Co.. . . . . . . . . . . .            58,200             2,400,750
         Colgate-Palmolive Co. . . . . . .           137,100             7,188,153
         Kimberly-Clark Corp.. . . . . . .           130,644             6,201,671
         Procter & Gamble Co.. . . . . . .           328,500            28,231,290

                                                                    --------------
                                                                        44,021,864
                                                                    --------------
         PERSONAL PRODUCTS (0.6%)
         Alberto-Culver Co., Class  B^ . .            14,700               740,880
         Avon Products, Inc. . . . . . . .            59,700             3,216,039
         Gillette Co.. . . . . . . . . . .           267,300             8,115,228

                                                                    --------------
                                                                        12,072,147
                                                                    --------------
          TOTAL CONSUMER STAPLES . . . . .                             197,288,071
                                                                    --------------
         ENERGY (5.8%)
         INTEGRATED OIL & GAS (4.3%)
         Amerada Hess Corp.. . . . . . . .            22,600             1,244,130
         ChevronTexaco Corp. . . . . . . .           269,923            17,944,481
         ConocoPhillips. . . . . . . . . .           170,980             8,273,722
         Exxon Mobil Corp. . . . . . . . .         1,707,632            59,664,662
         Marathon Oil Co.. . . . . . . . .            78,300             1,667,007
         Occidental Petroleum Corp.. . . .            95,100             2,705,595

                                                                    --------------
                                                                        91,499,597
                                                                    --------------
         OIL & GAS DRILLING (0.2%)
         Nabors Industries, Ltd.*. . . . .            36,500             1,287,355
         Noble Corp.*. . . . . . . . . . .            33,900             1,191,585
         Rowan Cos., Inc.. . . . . . . . .            23,700               537,990
         Transocean, Inc.. . . . . . . . .            80,692             1,872,054

                                                                    --------------
                                                                         4,888,984
                                                                    --------------
         OIL & GAS EQUIPMENT & SERVICES (0.6%)
         Baker Hughes, Inc.. . . . . . . .            85,260             2,744,520
         BJ Services Co.*^ . . . . . . . .            39,600             1,279,476
         El Paso Corp.^. . . . . . . . . .           147,796             1,028,660
                                                    NUMBER               VALUE
                                                  OF SHARES             (NOTE 1)
------------------------------------------------------------------------------------

                                                                   $
         Halliburton Co. . . . . . . . . .           110,200             2,061,842
         Schlumberger Ltd. . . . . . . . .           145,900             6,140,931

                                                                    --------------
                                                                        13,255,429
                                                                    --------------
         OIL & GAS EXPLORATION & PRODUCTION (0.7%)
         Anadarko Petroleum Corp.. . . . .            62,772             3,006,779
         Apache Corp.. . . . . . . . . . .            36,400             2,074,436
         Burlington Resources, Inc.. . . .            50,830             2,167,900
         Devon Energy Corp.. . . . . . . .            39,600             1,817,640
         EOG Resources, Inc. . . . . . . .            29,400             1,173,648
         Kerr-McGee Corp.. . . . . . . . .            25,364             1,123,625
         Unocal Corp.. . . . . . . . . . .            65,200             1,993,816

                                                                    --------------
                                                                        13,357,844
                                                                    --------------
         OIL & GAS REFINING & MARKETING (0.0%)
         Sunoco, Inc.. . . . . . . . . . .            19,300               640,374
                                                                    --------------
          TOTAL ENERGY . . . . . . . . . .                             123,642,228
                                                                    --------------
         FINANCIALS (19.8%)
         BANKS (6.9%)
         Amsouth Bancorp.. . . . . . . . .            90,550             1,738,560
         Bank of America Corp. . . . . . .           379,755            26,419,555
         Bank of New York Co., Inc.. . . .           183,500             4,396,660
         Bank One Corp.. . . . . . . . . .           296,587            10,840,255
         Charter One Financial, Inc. . . .            57,961             1,665,220
         Comerica, Inc.. . . . . . . . . .            44,150             1,909,046
         Fifth Third Bancorp . . . . . . .           146,667             8,587,353
         First Tennessee National Corp.. .            32,000             1,150,080
         FleetBoston Financial Corp. . . .           264,785             6,434,276
         Golden West Financial Corp. . . .            39,100             2,807,771
         Huntington Bancshares, Inc.^. . .            60,788             1,137,343
         KeyCorp.. . . . . . . . . . . . .           107,800             2,710,092
         Marshall & Ilsley Corp. . . . . .            53,100             1,453,878
         Mellon Financial Corp.. . . . . .           110,000             2,872,100
         National City Corp. . . . . . . .           154,400             4,218,208
         North Fork Bancorporation, Inc. .            41,300             1,393,462
         Northern Trust Corp.. . . . . . .            56,000             1,962,800
         PNC Financial Services Group, Inc.           71,800             3,008,420

         Regions Financial Corp.^. . . . .            55,900             1,864,824
         SouthTrust Corp.. . . . . . . . .            87,600             2,176,860
         SunTrust Banks, Inc.. . . . . . .            72,000             4,098,240
         U.S. Bancorp. . . . . . . . . . .           483,745            10,265,069
         Union Planters Corp.. . . . . . .            50,550             1,422,477
         Wachovia Corp.. . . . . . . . . .           346,576            12,629,229
         Washington Mutual, Inc. . . . . .           244,523             8,443,379
         Wells Fargo & Co. . . . . . . . .           429,300            20,121,291
         Zions Bancorp.. . . . . . . . . .            23,200               912,897

                                                                    --------------
                                                                       146,639,345
                                                                    --------------
         DIVERSIFIED FINANCIALS (7.7%)
         AMBAC Financial Group, Inc.^. . .            26,800             1,507,232
         American Express Co.. . . . . . .           335,800            11,870,530
         BB&T Corp.. . . . . . . . . . . .           122,200             4,520,178
         Bear Stearns Co., Inc.. . . . . .            24,953             1,482,208
         Capital One Financial Corp.^. . .            56,000             1,664,320
         Charles Schwab Corp.. . . . . . .           344,825             3,741,352
         Citigroup, Inc. . . . . . . . . .         1,278,916            45,005,054
         Countrywide Credit Industries,
          Inc. . . . . . . . . . . . . . .            31,800             1,642,470
         Fannie Mae. . . . . . . . . . . .           251,500            16,178,995
         Freddie Mac . . . . . . . . . . .           175,800            10,380,990
         Goldman Sachs Group, Inc. . . . .           121,700             8,287,770
         Household International, Inc. . .           114,879             3,194,785
         J.P. Morgan Chase & Co.^. . . . .           503,859            12,092,616
         Lehman Brothers Holdings, Inc.. .            61,600             3,282,664
         MBNA Corp.. . . . . . . . . . . .           322,898             6,141,520
         Merrill Lynch & Co., Inc.^. . . .           218,700             8,299,665
         Moody's Corp. . . . . . . . . . .            39,300             1,622,697
         Morgan Stanley. . . . . . . . . .           276,910            11,054,247

95


EQ ADVISORS TRUST
EQ/EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
Decenber 31, 2002
                                                    NUMBER               VALUE
                                                  OF SHARES             (NOTE 1)
------------------------------------------------------------------------------------

                                                                   $
         Providian Financial Corp. . . . .            73,000               473,770
         SLM Corp. . . . . . . . . . . . .            39,100             4,060,926
         State Street Corp.. . . . . . . .            81,900             3,194,100
         Synovus Financial Corp.^. . . . .            74,900             1,453,060
         T. Rowe Price Group, Inc. . . . .            30,900               842,952

                                                                    --------------
                                                                       161,994,101
                                                                    --------------
         INSURANCE (4.8%)
         Ace Ltd.. . . . . . . . . . . . .            66,300             1,945,242
         AFLAC, Inc. . . . . . . . . . . .           130,700             3,936,684
         Allstate Corp.. . . . . . . . . .           178,376             6,598,128
         American International
          Group, Inc.. . . . . . . . . . .           659,757            38,166,943
         Aon Corp. . . . . . . . . . . . .            76,925             1,453,113
         Chubb Corp.^. . . . . . . . . . .            43,400             2,265,480
         Cincinnati Financial Corp.. . . .            40,900             1,535,795
         Hartford Financial Services Group,
          Inc. . . . . . . . . . . . . . .            62,600             2,843,918
         Jefferson-Pilot Corp. . . . . . .            37,350             1,423,409
         John Hancock Financial Services .            73,400             2,047,860
         Lincoln National Corp.. . . . . .            46,500             1,468,470
         Loews Corp. . . . . . . . . . . .            47,000             2,089,620
         Marsh & McLennan Cos., Inc. . . .           135,400             6,256,834
         MBIA, Inc.. . . . . . . . . . . .            37,150             1,629,399
         Metlife, Inc. . . . . . . . . . .           177,400             4,796,896
         MGIC Investment Corp. . . . . . .            26,000             1,073,800
         Principal Financial Group*^ . . .            87,700             2,642,401
         Progressive Corp. . . . . . . . .            55,000             2,729,650
         Prudential Financial, Inc.* . . .           146,600             4,653,084
         Safeco Corp.. . . . . . . . . . .            32,300             1,119,841
         St. Paul Cos., Inc.^. . . . . . .            57,188             1,947,251
         Torchmark Corp. . . . . . . . . .            30,100             1,099,553
         Travelers Property Casualty Corp.,
          Class B* . . . . . . . . . . . .           252,699             3,702,040
         UnumProvident Corp. . . . . . . .            60,920             1,068,537
         XL Capital Ltd., Class A^ . . . .            34,300             2,649,675

                                                                    --------------
                                                                       101,143,623
                                                                    --------------
         INVESTMENT COMPANIES (0.1%)
         Franklin Resources, Inc.^ . . . .            65,700             2,239,056
         Stilwell Financial, Inc.. . . . .            56,200               734,534

                                                                    --------------
                                                                         2,973,590
                                                                    --------------
         REAL ESTATE (0.3%)
         Equity Office Properties
          Trust (REIT) . . . . . . . . . .           105,800             2,642,884
         Equity Residential Property Trust
          (REIT) . . . . . . . . . . . . .            69,600             1,710,768
         Simon Property Group, Inc. (REIT).           46,900             1,597,883


                                                                    --------------
                                                                         5,951,535
                                                                    --------------
          TOTAL FINANCIALS . . . . . . . .                             418,702,194
                                                                    --------------
         HEALTH CARE (14.4%)
         BIOTECHNOLOGY (0.9%)
         Amgen, Inc.*. . . . . . . . . . .           323,064            15,616,914
         Chiron Corp.*^. . . . . . . . . .            47,800             1,797,280
         Genzyme Corp. -
          General Division*^ . . . . . . .            54,100             1,599,737

                                                                    --------------
                                                                        19,013,931
                                                                    --------------
         HEALTH CARE EQUIPMENT & SERVICES (3.5%)
         Aetna, Inc. . . . . . . . . . . .            38,043             1,564,328
         AmerisourceBergen Corp.^. . . . .            26,800             1,455,508
         Anthem, Inc.* . . . . . . . . . .            35,600             2,239,240
         Applied Biosystems Group - Applera
          Corp.^ . . . . . . . . . . . . .            53,600               940,144
         Bausch & Lomb, Inc. . . . . . . .            13,600               489,600
         Baxter International, Inc.. . . .           152,400             4,267,200
         Becton, Dickinson & Co. . . . . .            64,900             1,991,781
         Biomet, Inc.. . . . . . . . . . .            66,525             1,906,607
                                                    NUMBER               VALUE
                                                  OF SHARES             (NOTE 1)
------------------------------------------------------------------------------------

                                                                   $
         Boston Scientific Corp.*^ . . . .           102,800             4,371,056
         C.R. Bard, Inc. . . . . . . . . .            13,100               759,800
         Cardinal Health, Inc. . . . . . .           114,125             6,755,059
         CIGNA Corp. . . . . . . . . . . .            35,400             1,455,648
         Guidant Corp.*. . . . . . . . . .            77,300             2,384,705
         HCA, Inc.^. . . . . . . . . . . .           131,000             5,436,500
         Health Management Associates,
          Inc., Class A*^. . . . . . . . .            60,200             1,077,580
         HEALTHSOUTH Corp.*^ . . . . . . .           100,100               420,420
         Humana, Inc.* . . . . . . . . . .            42,800               428,000
         Manor Care, Inc.* . . . . . . . .            24,800               461,528
         McKesson HBOC, Inc. . . . . . . .            73,281             1,980,785
         Medtronic, Inc. . . . . . . . . .           306,600            13,980,960
         Millipore Corp.^. . . . . . . . .            12,200               414,800
         Quest Diagnostics, Inc.*. . . . .            25,100             1,428,190
         Quintiles Transnational Corp.*. .            29,700               359,370
         St. Jude Medical, Inc.* . . . . .            44,686             1,774,928
         Stryker Corp.*. . . . . . . . . .            50,000             3,356,000
         Tenet Healthcare Corp.* . . . . .           123,500             2,025,400
         United Health Group, Inc. . . . .            76,700             6,404,450
         Wellpoint Health Networks, Inc.*.            36,800             2,618,688
         Zimmer Holdings, Inc.*. . . . . .            49,200             2,042,784

                                                                    --------------
                                                                        74,791,059
                                                                    --------------
         PHARMACEUTICALS (10.0%)
         Abbott Laboratories . . . . . . .           394,800            15,792,000
         Allergan, Inc.^ . . . . . . . . .            32,700             1,884,174
         Biogen, Inc.*^. . . . . . . . . .            37,500             1,502,250
         Bristol-Myers Squibb Co.. . . . .           489,500            11,331,925
         Eli Lilly & Co. . . . . . . . . .           283,900            18,027,650
         Forest Laboratories, Inc.*. . . .            45,500             4,469,010
         Johnson & Johnson . . . . . . . .           751,910            40,385,086
         King Pharmaceuticals, Inc.* . . .            61,510             1,057,357
         MedImmune, Inc.*. . . . . . . . .            63,300             1,719,861
         Merck & Co., Inc. . . . . . . . .           568,500            32,182,785
         Pfizer, Inc.^ . . . . . . . . . .         1,564,200            47,817,594
         Pharmacia Corp. . . . . . . . . .           326,052            13,628,973
         Schering-Plough Corp. . . . . . .           370,500             8,225,100
         Watson Pharmaceuticals, Inc.* . .            27,000               763,290
         Wyeth . . . . . . . . . . . . . .           334,900            12,525,260

                                                                    --------------
                                                                       211,312,315
                                                                    --------------
          TOTAL HEALTH CARE  . . . . . . .                             305,117,305
                                                                    --------------
         INDUSTRIALS (10.8%)
         AEROSPACE & DEFENSE (1.5%)
         Boeing Co.. . . . . . . . . . . .           212,074             6,996,321
         General Dynamics Corp.. . . . . .            51,100             4,055,807
         Goodrich Corp.. . . . . . . . . .            25,800               472,656
         Honeywell International, Inc. . .           207,012             4,968,288
         Northrop Grumman Corp.^ . . . . .            46,010             4,462,970
         Raytheon Co.. . . . . . . . . . .           101,800             3,130,350
         Rockwell Collins, Inc.. . . . . .            46,200             1,074,612
         United Technologies Corp. . . . .           119,200             7,383,248

                                                                    --------------
                                                                        32,544,252
                                                                    --------------
         AIR FREIGHT & COURIERS (1.0%)
         FedEx Corp. . . . . . . . . . . .            75,260             4,080,597
         United Parcel Service, Inc.,
          Class B. . . . . . . . . . . . .           282,100            17,794,868

                                                                    --------------
                                                                        21,875,465
                                                                    --------------
         AIRLINES (0.2%)
         AMR Corp.*^ . . . . . . . . . . .            39,200               258,720
         Delta Air Lines, Inc. . . . . . .            31,100               376,310
         Southwest Airlines Co.. . . . . .           195,268             2,714,225

                                                                    --------------
                                                                         3,349,255
                                                                    --------------
         BUILDING PRODUCTS (0.2%)
         American Standard Cos., Inc.* . .            18,200             1,294,748
         Masco Corp.^. . . . . . . . . . .           125,300             2,637,565
                                                                    --------------
                                                                         3,932,313
                                                                     --------------
                                       96


EQ ADVISORS TRUST
EQ/EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
Decenber 31, 2002
                                                    NUMBER               VALUE
                                                  OF SHARES             (NOTE 1)
------------------------------------------------------------------------------------

         COMMERCIAL SERVICES & SUPPLIES (1.8%)
                                                                   $
         Allied Waste Industries, Inc.*. .            49,800               498,000
         Apollo Group, Inc., Class A*. . .            43,900             1,931,600
         Automatic Data Processing, Inc. .           156,700             6,150,475
         Avery Dennison Corp.. . . . . . .            27,800             1,698,024
         Cendant Corp.*. . . . . . . . . .           262,779             2,753,924
         Cintas Corp.^ . . . . . . . . . .            43,000             1,967,250
         Convergys Corp.*. . . . . . . . .            43,700               662,055
         Deluxe Corp.. . . . . . . . . . .            15,800               665,180
         Equifax, Inc. . . . . . . . . . .            36,300               839,982
         First Data Corp.. . . . . . . . .           191,300             6,773,933
         H&R Block, Inc. . . . . . . . . .            45,700             1,837,140
         IMS Health, Inc.. . . . . . . . .            71,700             1,147,200
         Paychex, Inc.^. . . . . . . . . .            94,975             2,649,802
         Pitney Bowes, Inc.. . . . . . . .            60,200             1,966,132
         R.R. Donnelley & Sons Co. . . . .            28,600               622,622
         Robert Half International, Inc.*.            44,200               712,062
         Sabre Holdings Corp.* . . . . . .            36,542               661,776
         Waste Management, Inc.. . . . . .           154,556             3,542,424

                                                                    --------------
                                                                        37,079,581
                                                                    --------------
         CONSTRUCTION & ENGINEERING (0.0%)
         Crane Co. . . . . . . . . . . . .            15,100               300,943
         Fluor Corp.^. . . . . . . . . . .            20,400               571,200
         McDermott International, Inc. * .            16,000                70,080

                                                                    --------------
                                                                           942,223
                                                                    --------------
         ELECTRICAL EQUIPMENT (0.4%)
         American Power
          Conversion Corp.*. . . . . . . .            49,500               749,925
         Cooper Industries Ltd., Class A .            23,600               860,220
         Emerson Electric Co.. . . . . . .           106,400             5,410,440
         National Semiconductor Corp.*^. .            45,600               684,456
         Rockwell Automation, Inc... . . .            46,900               971,299
         Thomas & Betts Corp.. . . . . . .            14,700               248,430

                                                                    --------------
                                                                         8,924,770
                                                                    --------------
         INDUSTRIAL CONGLOMERATES (4.0%)
         3M Co.. . . . . . . . . . . . . .            98,600            12,157,380
         General Electric Co.. . . . . . .         2,514,300            61,223,205
         Textron, Inc. . . . . . . . . . .            34,900             1,500,351
         Tyco International Ltd. . . . . .           504,152             8,610,916

                                                                    --------------
                                                                        83,491,852
                                                                    --------------
         MACHINERY (1.1%)
         Caterpillar, Inc. . . . . . . . .            87,000             3,977,640
         Cummins, Inc.^. . . . . . . . . .            10,400               292,552
         Danaher Corp.^. . . . . . . . . .            38,200             2,509,740
         Deere & Co. . . . . . . . . . . .            60,300             2,764,755
         Dover Corp. . . . . . . . . . . .            51,200             1,492,992
         Eaton Corp. . . . . . . . . . . .            17,800             1,390,358
         Illinois Tool Works, Inc. . . . .            77,500             5,026,650
         Ingersoll-Rand Co., Class A . . .            42,750             1,840,815
         ITT Industries, Inc.. . . . . . .            23,200             1,408,008
         Navistar International Corp.^ . .            15,300               371,943
         Pall Corp.. . . . . . . . . . . .            31,000               517,080
         Parker-Hannifin Corp. . . . . . .            29,850             1,376,980

                                                                    --------------
                                                                        22,969,513
                                                                    --------------
         RAILROADS (0.5%)
         Burlington Northern
          Santa Fe Corp. . . . . . . . . .            96,153             2,500,940
         CSX Corp. . . . . . . . . . . . .            53,800             1,523,078
         Norfolk Southern Corp.. . . . . .            98,100             1,961,019
         Union Pacific Corp. . . . . . . .            63,900             3,825,693

                                                                    --------------
                                                                         9,810,730
                                                                    --------------
         TRADING COMPANIES & DISTRIBUTORS (0.1%)
         Genuine Parts Co. . . . . . . . .            44,100             1,358,280
         Grainger (W.W.), Inc. . . . . . .            23,500             1,211,425

                                                                    --------------
                                                                         2,569,705
                                                                    --------------
                                                    NUMBER               VALUE
                                                  OF SHARES             (NOTE 1)
------------------------------------------------------------------------------------

         TRUCKING (0.0%)

                                                                   $
         Ryder System, Inc.. . . . . . . .            15,700               352,308
                                                                    --------------
          TOTAL INDUSTRIALS  . . . . . . .                             227,841,967
                                                                    --------------
         INFORMATION TECHNOLOGY (14.6%)
         APPLICATION SOFTWARE (0.4%)
         Autodesk, Inc.^ . . . . . . . . .            28,900               413,270
         Citrix Systems, Inc.*^. . . . . .            44,200               544,544
         Electronic Arts, Inc.*. . . . . .            35,200             1,751,904
         Intuit, Inc.* . . . . . . . . . .            53,500             2,510,220
         Mercury Interactive Corp.*. . . .            21,200               628,580
         Parametric Technology Corp.*. . .            66,000               166,320
         PeopleSoft, Inc.* . . . . . . . .            78,900             1,443,870
         Rational Software Corp.*. . . . .            48,800               507,032
         Siebel Systems, Inc.* . . . . . .           120,700               902,836

                                                                    --------------
                                                                         8,868,576
                                                                    --------------
         COMPUTER HARDWARE (3.2%)
         Apple Computer, Inc.* . . . . . .            90,600             1,298,298
         Dell Computer Corp.*. . . . . . .           655,600            17,530,744
         Gateway, Inc.*. . . . . . . . . .            81,800               256,852
         Hewlett-Packard Co. . . . . . . .           771,072            13,385,810
         International Business
          Machines Corp. . . . . . . . . .           428,200            33,185,500
         Sun Microsystems, Inc.* . . . . .           820,300             2,551,133

                                                                    --------------
                                                                        68,208,337
                                                                    --------------
         COMPUTER STORAGE & PERIPHERALS (0.3%)
         EMC Corp.*. . . . . . . . . . . .           556,850             3,419,059
         Lexmark International, Inc.*^ . .            31,900             1,929,950
         Network Appliance, Inc.*^ . . . .            85,000               850,000

                                                                    --------------
                                                                         6,199,009
                                                                    --------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS (0.7%)
         Agilent Technologies, Inc.* . . .           117,223             2,105,325
         Jabil Circuit, Inc.*^ . . . . . .            49,900               894,208
         Lockheed Martin Corp. . . . . . .           115,008             6,641,712
         Molex, Inc.^. . . . . . . . . . .            48,850             1,125,504
         PerkinElmer, Inc. . . . . . . . .            31,500               259,875
         Sanmina-SCI Corp.*^ . . . . . . .           132,500               594,925
         Solectron Corp.*^ . . . . . . . .           208,100               738,755
         Symbol Technologies, Inc.^. . . .            57,900               475,938
         Tektronix, Inc.*. . . . . . . . .            22,500               409,275
         Thermo Electron Corp.*. . . . . .            42,000               845,040
         Waters Corp.*^. . . . . . . . . .            33,100               720,918

                                                                    --------------
                                                                        14,811,475
                                                                    --------------
         INTERNET SOFTWARE & SERVICES (0.4%)
         eBay, Inc.* . . . . . . . . . . .            77,200             5,235,704
         Yahoo!, Inc.*^. . . . . . . . . .           151,700             2,480,295

                                                                    --------------
                                                                         7,715,999
                                                                    --------------
         IT CONSULTING & SERVICES (0.5%)
         Computer Sciences Corp.*. . . . .            43,400             1,495,130
         Concord EFS, Inc.*^ . . . . . . .           129,600             2,039,904
         Electronic Data Systems Corp. . .           121,300             2,235,559
         Fiserv, Inc.* . . . . . . . . . .            48,600             1,649,970
         NCR Corp.*^ . . . . . . . . . . .            24,800               588,752
         Sungard Data Systems, Inc.* . . .            71,400             1,682,184
         Unisys Corp.* . . . . . . . . . .            81,600               807,840

                                                                    --------------
                                                                        10,499,339
                                                                    --------------
         NETWORKING EQUIPMENT (1.2%)
         Avaya, Inc.*^ . . . . . . . . . .            91,377               223,873
         Cisco Systems, Inc.*. . . . . . .         1,848,900            24,220,590

                                                                    --------------
                                                                        24,444,463
                                                                    --------------
         OFFICE ELECTRONICS (0.1%)
         Xerox Corp.^. . . . . . . . . . .           184,500             1,485,225
                                                                    --------------
         SEMICONDUCTOR EQUIPMENT (0.4%)
         Applied Materials, Inc.*. . . . .           415,700             5,416,571
         KLA-Tencor Corp.* . . . . . . . .            47,800             1,690,686
         Novellus Systems, Inc.*^. . . . .            36,700             1,030,536
97


EQ ADVISORS TRUST
EQ/EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
Decenber 31, 2002
                                                    NUMBER               VALUE
                                                  OF SHARES             (NOTE 1)
------------------------------------------------------------------------------------

                                                                   $
         NVIDIA Corp.*^. . . . . . . . . .            38,600               444,286
         Teradyne, Inc.*^. . . . . . . . .            46,200               601,062

                                                                    --------------
                                                                         9,183,141
                                                                    --------------
         SEMICONDUCTORS (2.2%)
         Advanced Micro Devices, Inc.*^. .            86,500               558,790
         Altera Corp.*^. . . . . . . . . .            96,500             1,189,845
         Analog Devices, Inc.* . . . . . .            92,400             2,205,588
         Applied Micro Circuits Corp.* . .            76,000               280,440
         Broadcom Corp., Class A*^ . . . .            69,200             1,042,152
         Intel Corp. . . . . . . . . . . .         1,684,300            26,224,551
         Linear Technology Corp. . . . . .            80,200             2,062,744
         LSI Logic Corp.*. . . . . . . . .            93,900               541,803
         Maxim Integrated Products, Inc.*.            81,600             2,696,064
         Micron Technology, Inc.*. . . . .           152,500             1,485,350
         PMC-Sierra, Inc.*^. . . . . . . .            42,200               234,632
         QLogic Corp.*^. . . . . . . . . .            23,600               814,436
         Texas Instruments, Inc. . . . . .           438,081             6,575,596
         Xilinx, Inc.* . . . . . . . . . .            85,300             1,757,180

                                                                    --------------
                                                                        47,669,171
                                                                    --------------
         SYSTEMS SOFTWARE (4.4%)
         Adobe Systems, Inc. . . . . . . .            60,600             1,502,941
         BMC Software, Inc.* . . . . . . .            60,900             1,041,999
         Computer Associates International,
          Inc.^. . . . . . . . . . . . . .           145,925             1,969,987
         Compuware Corp.*. . . . . . . . .            94,900               455,520
         Microsoft Corp.*. . . . . . . . .         1,368,600            70,756,620
         Novell, Inc.* . . . . . . . . . .            92,000               307,280
         Oracle Corp.* . . . . . . . . . .         1,373,020            14,828,616
         VERITAS Software Corp.* . . . . .           103,700             1,619,794

                                                                    --------------
                                                                        92,482,757
                                                                    --------------
         TELECOMMUNICATIONS EQUIPMENT (0.8%)
         ADC Telecommunications, Inc.* . .           201,200               420,508
         CIENA Corp.*. . . . . . . . . . .           109,000               560,260
         Comverse Technology, Inc.*. . . .            47,200               472,944
         Corning, Inc.*^ . . . . . . . . .           240,442               795,863
         JDS Uniphase Corp.*^. . . . . . .           344,000               849,680
         Lucent Technologies, Inc.^. . . .           867,386             1,092,907
         Motorola, Inc.. . . . . . . . . .           580,902             5,024,802
         QUALCOMM, Inc.* . . . . . . . . .           196,400             7,146,996
         Scientific-Atlanta, Inc.. . . . .            39,500               468,470
         Tellabs, Inc.*. . . . . . . . . .           103,900               755,353

                                                                    --------------
                                                                        17,587,783
                                                                    --------------
          TOTAL INFORMATION TECHNOLOGY . .                             309,155,275
                                                                    --------------
         MATERIALS (2.7%)
         CHEMICALS (1.5%)
         Air Products & Chemicals, Inc.. .            57,400             2,453,850
         Ashland, Inc. . . . . . . . . . .            17,400               496,422
         Dow Chemical Co.. . . . . . . . .           230,101             6,834,000
         Du Pont (E.I.) de Nemours & Co. .           251,026            10,643,502
         Eastman Chemical Co.. . . . . . .            19,500               717,015
         Ecolab, Inc.. . . . . . . . . . .            32,700             1,618,650
         Engelhard Corp. . . . . . . . . .            32,500               726,375
         Great Lakes Chemical Corp.^ . . .            12,700               303,276
         Hercules, Inc.*^. . . . . . . . .            27,500               242,000
         International Flavors &
          Fragrances, Inc.^. . . . . . . .            23,900               838,890
         PPG Industries, Inc.. . . . . . .            42,800             2,146,420
         Praxair, Inc. . . . . . . . . . .            40,800             2,357,016
         Rohm & Haas Co. . . . . . . . . .            55,906             1,815,827
         Sigma-Aldrich Corp.^. . . . . . .            18,500               900,950

                                                                    --------------
                                                                        32,094,193
                                                                    --------------
         CONSTRUCTION MATERIALS (0.1%)
         Vulcan Materials Co.. . . . . . .            25,700               963,750
                                                                    --------------
         CONTAINERS & PACKAGING (0.1%)
         Ball Corp.^ . . . . . . . . . . .            14,400               737,136
         Bemis Co. . . . . . . . . . . . .            13,400               665,042
                                                    NUMBER               VALUE
                                                  OF SHARES             (NOTE 1)
------------------------------------------------------------------------------------

         Pactiv Corp.* . . . . . . . . . .            40,000        $      874,400
         Sealed Air Corp.*^. . . . . . . .            21,117               787,664

                                                                    --------------
                                                                         3,064,242
                                                                    --------------
         METALS & MINING (0.5%)
         Alcoa, Inc. . . . . . . . . . . .           213,348             4,860,067
         Allegheny Technologies, Inc.. . .            20,350               126,781
         Freeport-McMoran Copper & Gold,
          Inc., Class B*^. . . . . . . . .            36,600               614,148
         Newmont Mining Corp.^ . . . . . .           101,400             2,943,642
         Nucor Corp. . . . . . . . . . . .            19,800               817,740
         Phelps Dodge Corp.* . . . . . . .            22,448               710,479
         United States Steel Corp.^. . . .            25,700               337,184
         Worthington Industries, Inc.. . .            21,600               329,184

                                                                    --------------
                                                                        10,739,225
                                                                    --------------
         PAPER & FOREST PRODUCTS (0.5%)
         Boise Cascade Corp.^. . . . . . .            14,700               370,734
         Georgia-Pacific Corp. . . . . . .            58,104               938,961
         International Paper Co. . . . . .           121,735             4,257,073
         Louisiana-Pacific Corp. . . . . .            26,400               212,784
         MeadWestvaco Corp.. . . . . . . .            50,529             1,248,571
         Plum Creek Timber Co., Inc. . . .            46,700             1,102,120
         Temple-Inland, Inc.^. . . . . . .            13,600               609,416
         Weyerhaeuser Co.. . . . . . . . .            55,300             2,721,313

                                                                    --------------
                                                                        11,460,972
                                                                    --------------
          TOTAL MATERIALS  . . . . . . . .                              58,322,382
                                                                    --------------
         TELECOMMUNICATION SERVICES (4.1%)
         DIVERSIFIED TELECOMMUNICATION SERVICES (3.7%)

         Alltel Corp.. . . . . . . . . . .            78,600             4,008,600
         Andrew Corp.*^. . . . . . . . . .            24,700               253,916
         AT&T Corp.^ . . . . . . . . . . .           194,323             5,073,774
         BellSouth Corp. . . . . . . . . .           473,000            12,236,510
         CenturyTel, Inc.^ . . . . . . . .            35,850             1,053,273
         Citizens Communications Co.*^ . .            71,300               752,215
         Qwest Communications
          International, Inc.*^. . . . . .           423,743             2,118,715
         SBC Communications, Inc.. . . . .           840,233            22,778,717
         Sprint Corp. (FON Group). . . . .           225,600             3,266,688
         Verizon Communications, Inc.. . .           689,546            26,719,907

                                                                    --------------
                                                                        78,262,315
                                                                    --------------
         WIRELESS TELECOMMUNICATION SERVICES (0.4%)
         AT&T Wireless Services, Inc.* . .           684,197             3,865,713
         Nextel Communications, Inc., Class
          A*^. . . . . . . . . . . . . . .           230,100             2,657,655
         Sprint Corp. (PCS Group)*^. . . .           251,900             1,103,322

                                                                    --------------
                                                                         7,626,690
                                                                    --------------
          TOTAL TELECOMMUNICATION SERVICES                              85,889,005
                                                                    --------------
         UTILITIES (2.7%)
         ELECTRIC UTILITIES (2.3%)
         AES Corp.*^ . . . . . . . . . . .           137,100               414,042
         Allegheny Energy, Inc.. . . . . .            31,700               239,652
         Ameren Corp.. . . . . . . . . . .            36,600             1,521,462
         American Electric Power Co.^. . .            85,580             2,338,901
         Calpine Corp.*^ . . . . . . . . .            95,100               310,026
         CenterPoint Energy, Inc.. . . . .            76,800               652,800
         CINergy Corp. . . . . . . . . . .            42,400             1,429,728
         CMS Energy Corp.^ . . . . . . . .            36,300               342,672
         Consolidated Edison, Inc.^. . . .            53,900             2,307,998
         Constellation Energy Group, Inc.^            41,500             1,154,530

         Dominion Resources, Inc.. . . . .            77,023             4,228,563
         DTE Energy Co.. . . . . . . . . .            42,300             1,962,720
         Duke Energy Corp. . . . . . . . .           224,260             4,382,041
         Edison International* . . . . . .            82,300               975,255
         Entergy Corp. . . . . . . . . . .            56,600             2,580,394
98


EQ ADVISORS TRUST
EQ/EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
Decenber 31, 2002
                                                    NUMBER               VALUE
                                                  OF SHARES            (NOTE 1)
------------------------------------------------------------------------------------

         Exelon Corp.. . . . . . . . . . .            81,400        $    4,295,478
         FirstEnergy Corp.^. . . . . . . .            75,201             2,479,377
         FPL Group, Inc. . . . . . . . . .            46,000             2,765,980
         Mirant Corp.*^. . . . . . . . . .           101,491               191,818
         PG&E Corp.* . . . . . . . . . . .            99,300             1,380,270
         Pinnacle West Capital Corp. . . .            21,400               729,526
         PPL Corp. . . . . . . . . . . . .            40,944             1,419,938
         Progress Energy, Inc. . . . . . .            55,900             2,423,265
         Public Service Enterprise Group,
          Inc. . . . . . . . . . . . . . .            52,200             1,675,620
         Southern Co.. . . . . . . . . . .           179,100             5,084,649
         Teco Energy, Inc.^. . . . . . . .            43,700               676,039
         TXU Corp. . . . . . . . . . . . .            70,300             1,313,204

                                                                    --------------
                                                                        49,275,948
                                                                    --------------
         GAS UTILITIES (0.3%)
         KeySpan Corp. . . . . . . . . . .            35,700             1,258,068
         Kinder Morgan, Inc.^. . . . . . .            30,800             1,301,916
         Nicor, Inc. . . . . . . . . . . .            11,100               377,733
         NiSource, Inc.^ . . . . . . . . .            52,459             1,049,180
         Peoples Energy Corp.^ . . . . . .             9,000               347,850
         Sempra Energy . . . . . . . . . .            51,722             1,223,225

                                                                    --------------
                                                                         5,557,972
                                                                    --------------
         MULTI - UTILITIES (0.1%)
         Dynegy Holdings, Inc., Class A^ .            93,313               110,109
         Power-One, Inc.*. . . . . . . . .            20,100               113,967
         Williams Cos., Inc. . . . . . . .           130,500               352,350
         XCEL Energy, Inc. . . . . . . . .           100,545             1,105,995

                                                                    --------------
                                                                         1,682,421
                                                                    --------------
          TOTAL UTILITIES  . . . . . . . .                              56,516,341
                                                                    --------------
         TOTAL COMMON STOCKS  (97.0%)
          (Cost $2,512,518,254). . . . . .                           2,053,513,307
                                                                    --------------

                                                  PRINCIPAL              VALUE
                                                    AMOUNT             (NOTE 1)
------------------------------------------------------------------------------------

         SHORT-TERM DEBT SECURITIES:
         TIME DEPOSIT (0.0%)

          J.P. Morgan Chase Nassau,                                $
           0.73%, 1/2/03 . . . . . . . . .        $                        239,411
                                                     239,411        --------------
         U.S. GOVERNMENT (0.2%)

          U.S. Treasury Bills,                     3,700,000             3,697,280
           (Discount Note), 1/2/03#. . . .                          --------------
         U.S. GOVERNMENT AGENCIES (2.9%)
          Federal Home Loan Mortgage Corp.
           (Discount Note), 1/2/03 . . . .        60,800,000            60,797,466
                                                                    --------------
         TOTAL SHORT-TERM DEBT SECURITIES
          (3.1%)
          (Amortized Cost $64,734,157) . .                              64,734,157
                                                                    --------------
         TOTAL INVESTMENTS (100.1%)
          (Cost/Amortized Cost
           $2,577,252,411) . . . . . . . .                           2,118,247,464

         OTHER ASSETS LESS LIABILITIES                                  (1,539,942)
          (-0.1%). . . . . . . . . . . . .                          --------------
         NET ASSETS (100%) . . . . . . . .                          $2,116,707,522
                                                                    ==============

* Non-income producing.
^ All, or a portion, of security out on loan (Note 1).
# All, or a portion of security held by broker as collateral for financial futures contracts.
Glossary:
REIT - Real Estate Investment Trust

At December 31, 2002 the Portfolio had the following futures contracts open: (Note 1)

                  Number of   Expiration   Original      Value at          Unrealized
Purchase          Contracts       Date      Value       12/31/02         Depreciation
S&P 500 Index...      251       March-03  $55,963,275    $55,150,975        $(812,300)

Investment security transactions for the year ended
December 31, 2002 were as follows:
Cost of Purchases:
Stocks and long-term corporate debt securities...$196,429,664
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities...179,806,746

As of December 31, 2002, the gross unrealized appreciation
(depreciation) of investments based
on the aggregate cost of investments for
federal income tax purposes was as follows:
Aggregate gross unrealized appreciation...$ 201,110,661
Aggregate gross unrealized depreciation...(665,994,544)
                                         --------------
Net unrealized depreciation . . . .$ (464,883,883)
                                        --------------
Federal income tax cost of investments...$2,583,131,347
                                        ==============
At December 31, 2002, the Portfolio had loaned securities with a total value $120,837,107 which was secured by collateral of $123,545,208.

The Portfolio has a net capital loss carryforward of $46,377,715 which expires in the year 2010.

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/EVERGREEN OMEGA PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2002

                                                     NUMBER OF            VALUE
                                                       SHARES           (NOTE 1)
-----------------------------------------------------------------------------------

         COMMON STOCKS:
         CONSUMER DISCRETIONARY (21.6%)
         APPAREL RETAIL (1.5%)

                                                                      $
         Chico's FAS, Inc.* . . . . . . . . .           20,000             378,200
                                                                       -----------
         AUTO COMPONENTS (1.4%)
         Advance Auto Parts, Inc.*. . . . . .            7,500             366,750
                                                                       -----------
         AUTOMOBILES (2.4%)
         Harley-Davidson, Inc.. . . . . . . .            7,400             341,880
         PACCAR, Inc. . . . . . . . . . . . .            6,000             276,780

                                                                       -----------
                                                                           618,660
                                                                       -----------
         COMPUTER & ELECTRONICS RETAIL (2.4%)
         Harman International Industries, Inc.          10,000             595,000
                                                                       -----------
         DEPARTMENT STORES (1.1%)
         Kohl's Corp.*. . . . . . . . . . . .            5,000             279,750
                                                                       -----------
         INTERNET RETAIL (0.9%)
         Amazon.com, Inc.*^ . . . . . . . . .           12,000             226,680
                                                                       -----------
         LEISURE FACILITIES (2.0%)
         International Game Technology* . . .            6,600             501,072
                                                                       -----------
         MEDIA (5.7%)
         Clear Channel Communications, Inc.*.           12,000             447,480

         USA Interactive*^. . . . . . . . . .           24,500             561,540
         Viacom, Inc., Class B* . . . . . . .           10,500             427,980

                                                                       -----------
                                                                         1,437,000
                                                                       -----------
         RESTAURANTS (2.0%)
         Applebee's International, Inc. . . .            5,500             127,551
         Brinker International, Inc.* . . . .            4,000             129,000
         Cheesecake Factory, Inc.*. . . . . .            7,000             253,050

                                                                       -----------
                                                                           509,601
                                                                       -----------
         SPECIALTY STORES (2.2%)
         Bed Bath & Beyond, Inc.* . . . . . .            6,200             214,086
         Staples, Inc.* . . . . . . . . . . .           18,500             338,550

                                                                       -----------
                                                                           552,636
                                                                       -----------
          TOTAL CONSUMER DISCRETIONARY  . . .                            5,465,349
                                                                       -----------
         CONSUMER STAPLES (1.0%)
         FOOD PRODUCTS (1.0%)
         McCormick & Co., Inc. (Non Voting) .           11,000             255,200
                                                                       -----------
         ENERGY (5.8%)
         OIL & GAS DRILLING (2.7%)
         Nabors Industries, Ltd.* . . . . . .            9,000             317,430
         Rowan Cos., Inc. . . . . . . . . . .           16,000             363,200

                                                                       -----------
                                                                           680,630
                                                                       -----------
         OIL & GAS EQUIPMENT & SERVICES (1.1%)
         Weatherford International Ltd. . . .            6,600             263,538
                                                                       -----------
         OIL & GAS EXPLORATION & PRODUCTION (2.0%)
         Apache Corp. . . . . . . . . . . . .            7,000             398,930
         Ocean Energy, Inc. . . . . . . . . .            5,400             107,838

                                                                       -----------
                                                                           506,768
                                                                       -----------
          TOTAL ENERGY  . . . . . . . . . . .                            1,450,936
                                                                       -----------
         FINANCIALS (4.2%)
         DIVERSIFIED FINANCIALS (2.8%)
         Citigroup, Inc.. . . . . . . . . . .           11,000             387,090
         Merrill Lynch & Co., Inc.. . . . . .            8,500             322,575

                                                                       -----------
                                                                           709,665
                                                                       -----------
         INSURANCE (1.4%)
         American International Group, Inc. .            6,000             347,100
                                                                       -----------
          TOTAL FINANCIALS  . . . . . . . . .                            1,056,765
                                                                       -----------
         HEALTH CARE (20.7%)
         BIOTECHNOLOGY (0.5%)
         Gilead Sciences, Inc.* . . . . . . .            3,500             119,000
                                                                       -----------
                                                     NUMBER OF            VALUE
                                                       SHARES            (NOTE 1)
-----------------------------------------------------------------------------------

         HEALTH CARE EQUIPMENT & SERVICES (7.2%)
                                                                      $
         Biomet, Inc. . . . . . . . . . . . .           10,000             286,600
         Cardinal Health, Inc.. . . . . . . .            3,500             207,165
         Guidant Corp.* . . . . . . . . . . .            6,000             185,100
         Medtronic, Inc.. . . . . . . . . . .           14,880             678,528
         Stryker Corp.* . . . . . . . . . . .            3,000             201,360
         United Health Group, Inc.. . . . . .            3,000             250,500

                                                                       -----------
                                                                         1,809,253
                                                                       -----------
         PHARMACEUTICALS (13.0%)
         Biogen, Inc.*. . . . . . . . . . . .            6,000             240,360
         Eli Lilly & Co.. . . . . . . . . . .            4,200             266,700
         Forest Laboratories, Inc.* . . . . .            6,400             628,608
         MedImmune, Inc.* . . . . . . . . . .            3,500              95,095
         Pfizer, Inc. . . . . . . . . . . . .           17,972             549,404
         Pharmaceutical Resources, Inc.*. . .           19,000             566,200
         Pharmacia Corp.. . . . . . . . . . .            7,500             313,500
         Teva Pharmaceutical Industries
          Ltd. (ADR). . . . . . . . . . . . .            8,500             328,185
         Wyeth. . . . . . . . . . . . . . . .            8,000             299,200

                                                                       -----------
                                                                         3,287,252
                                                                       -----------
          TOTAL HEALTH CARE . . . . . . . . .                            5,215,505
                                                                       -----------
         INDUSTRIALS (14.2%)
         AEROSPACE & DEFENSE (1.2%)
         Northrop Grumman Corp. . . . . . . .            3,000             291,000
                                                                       -----------
         BUILDING PRODUCTS (1.0%)
         American Standard Cos., Inc.*. . . .            3,500             248,990
                                                                       -----------
         COMMERCIAL SERVICES & SUPPLIES (2.5%)
         Republic Services, Inc.* . . . . . .           17,500             367,150
         University Of Phoenix Online*. . . .            7,100             254,464

                                                                       -----------
                                                                           621,614
                                                                       -----------
         ELECTRICAL EQUIPMENT (0.6%)
         Cooper Industries Ltd., Class A. . .            4,000             145,800
                                                                       -----------
         INDUSTRIAL CONGLOMERATES (3.0%)
         3M Co. . . . . . . . . . . . . . . .            4,000             493,200
         Tyco International Ltd.. . . . . . .           16,000             273,280

                                                                       -----------
                                                                           766,480
                                                                       -----------
         MACHINERY (4.7%)
         AGCO Corp. . . . . . . . . . . . . .           13,200             291,720
         Illinois Tool Works, Inc.. . . . . .            9,000             583,740
         SPX Corp.*^. . . . . . . . . . . . .            8,500             318,325

                                                                       -----------
                                                                         1,193,785
                                                                       -----------
         TRADING COMPANIES & DISTRIBUTORS (1.2%)
         Fastenal Co.^. . . . . . . . . . . .            8,000             299,120
                                                                       -----------
          TOTAL INDUSTRIALS . . . . . . . . .                            3,566,789
                                                                       -----------
         INFORMATION TECHNOLOGY (22.1%)
         APPLICATION SOFTWARE (1.7%)
         Intuit, Inc.*. . . . . . . . . . . .            9,000             422,280
                                                                       -----------
         COMPUTER HARDWARE (2.6%)
         Dell Computer Corp.* . . . . . . . .           12,000             320,880
         International Business
          Machines Corp.. . . . . . . . . . .            4,500             348,750

                                                                       -----------
                                                                           669,630
                                                                       -----------
         COMPUTER STORAGE & PERIPHERALS (1.5%)
         EMC Corp.* . . . . . . . . . . . . .           39,000             239,460
         Lexmark International, Inc.* . . . .            2,200             133,100

                                                                       -----------
                                                                           372,560
                                                                       -----------
         ELECTRONIC EQUIPMENT & INSTRUMENTS (0.4%)
         Flextronics International Ltd.*. . .           13,000             106,470
                                                                       -----------
         INTERNET SOFTWARE & SERVICES (0.3%)
         eBay, Inc.*. . . . . . . . . . . . .            1,000              67,820
                                                                       -----------
100


EQ ADVISORS TRUST
EQ/EVERGREEN OMEGA PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2002
                                                     NUMBER OF            VALUE
                                                       SHARES            (NOTE 1)
-----------------------------------------------------------------------------------

         IT CONSULTING & SERVICES (2.7%)

                                                                      $
         Affiliated Computer Services, Inc.,            13,100             689,715
          Class A*. . . . . . . . . . . . . .                          -----------
         NETWORKING EQUIPMENT (1.7%)
         Cisco Systems, Inc.* . . . . . . . .           32,400             424,440
                                                                       -----------
         SEMICONDUCTOR EQUIPMENT (1.8%)
         Emulex Corp.*. . . . . . . . . . . .            9,000             166,950
         Microchip Technology, Inc. . . . . .           11,500             281,175

                                                                       -----------
                                                                           448,125
                                                                       -----------
         SEMICONDUCTORS (2.2%)
         Intel Corp.. . . . . . . . . . . . .           14,000             217,980
         Texas Instruments, Inc.. . . . . . .           23,400             351,234

                                                                       -----------
                                                                           569,214
                                                                       -----------
         SYSTEMS SOFTWARE (5.7%)
         Microsoft Corp.* . . . . . . . . . .           16,000             827,200
         Oracle Corp.*. . . . . . . . . . . .           55,800             602,640

                                                                       -----------
                                                                         1,429,840
                                                                       -----------
         TELECOMMUNICATIONS EQUIPMENT (1.5%)
         Nokia OYJ  (ADR) . . . . . . . . . .           24,000             372,000
                                                                       -----------
          TOTAL INFORMATION TECHNOLOGY  . . .                            5,572,094
                                                                       -----------
         MATERIALS (4.3%)
         CHEMICALS (3.0%)
         Praxair, Inc.. . . . . . . . . . . .            7,000             404,390
         Rohm & Haas Co.. . . . . . . . . . .           11,000             357,280

                                                                       -----------
                                                                           761,670
                                                                       -----------
         CONSTRUCTION MATERIALS (1.3%)
         Roper Industries, Inc.^. . . . . . .            9,000             329,400
                                                                       -----------
          TOTAL MATERIALS . . . . . . . . . .                            1,091,070
                                                                       -----------
         TOTAL COMMON STOCKS (93.9%)
          (Cost $24,080,058). . . . . . . . .                           23,673,708
                                                                       -----------
                                                      PRINCIPAL           VALUE
                                                       AMOUNT           (NOTE 1)
-----------------------------------------------------------------------------------

         SHORT-TERM DEBT SECURITY:
         TIME DEPOSIT (4.8%)

         J.P. Morgan Chase Nassau,                                    $
          0.73%, 1/2/03                              $                   1,197,600
          (Amortized Cost $1,197,600) . . . .        1,197,600         -----------
         TOTAL INVESTMENTS (98.7%)
          (Cost/Amortized Cost  $25,277,658).                           24,871,308
         OTHER ASSETS LESS LIABILITIES (1.3%)                              324,639
                                                                       -----------
         NET ASSETS (100%)  . . . . . . . . .                          $25,195,947
                                                                       ===========

* Non-income producing.
^ All, or a portion of security out on loan (See Note 1).
Glossary:
ADR - American Depositary Receipt

Investment security transactions for the year ended
December 31, 2002 were as follows:
Cost of Purchases:
Stocks and long-term corporate debt securities...$45,838,323
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities...29,180,208

As of December 31, 2002, the gross unrealized appreciation
(depreciation) of investments based
on the aggregate cost of investments for
federal income tax purposes was as follows:
Aggregate gross unrealized appreciation...$ 535,531
Aggregate gross unrealized depreciation...(1,268,554)
                                          -----------
Net unrealized depreciation . . . . . .  $ (733,023)
                                         -----------
Federal income tax cost of investments...$25,604,331
                                         ===========
At December 31, 2002, the Portfolio had loaned securities with a total value $1,309,784 which was secured by collateral of $1,316,800.

For the year ended December 31, 2002, the Portfolio incurred approximately $735 as brokerage commissions with Bernstein (Sanford C.) & Co., and $1,220 with Wachovia Bank, affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $5,885,754 of which $158,113 expires in the year 2007, $485,917 expires in the year 2008, $2,266,333 expires in the year 2009, and $2,975,391 expires in the year 2010.

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/FI MID CAP PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2002

                                                    NUMBER OF            VALUE
                                                     SHARES             (NOTE 1)
-----------------------------------------------------------------------------------

         COMMON STOCKS:
         CONSUMER DISCRETIONARY (19.2%)
         APPAREL RETAIL (1.5%)
                                                                     $
         Christopher & Banks Corp.*^. . . .            75,000            1,556,250
         Limited Brands, Inc. . . . . . . .           193,500            2,695,455

                                                                      ------------
                                                                         4,251,705
                                                                      ------------
         AUTO COMPONENTS (1.1%)
         Advance Auto Parts, Inc.*. . . . .            31,400            1,535,460
         CSK Auto Corp.*. . . . . . . . . .           145,500            1,600,500

                                                                      ------------
                                                                         3,135,960
                                                                      ------------
         CASINOS & GAMING (0.8%)
         Boyd Gaming Corp.*^. . . . . . . .            44,300              622,415
         WMS Industries, Inc.*^ . . . . . .            50,500              756,490
         Wynn Resorts Ltd.. . . . . . . . .            62,800              823,308

                                                                      ------------
                                                                         2,202,213
                                                                      ------------
         DEPARTMENT STORES (1.0%)
         Saks, Inc.*. . . . . . . . . . . .           236,700            2,778,858
                                                                      ------------
         GENERAL MERCHANDISE STORES (2.0%)
         Big Lots, Inc.*. . . . . . . . . .           430,000            5,688,900
                                                                      ------------
         HOUSEHOLD DURABLES (1.9%)
         D.R. Horton, Inc.. . . . . . . . .            84,353            1,463,524
         Lennar Corp. . . . . . . . . . . .            77,000            3,973,200

                                                                      ------------
                                                                         5,436,724
                                                                      ------------
         MEDIA (5.1%)
         Blockbuster, Inc., Class A . . . .           297,300            3,641,925
         EchoStar Communications Corp.,
          Class A*. . . . . . . . . . . . .           213,000            4,741,380
         Fox Entertainment Group, Inc.,
          Class A*. . . . . . . . . . . . .            54,100            1,402,813
         Radio One, Inc., Class A*. . . . .            26,400              385,968
         Radio One, Inc., Class D*^ . . . .           170,100            2,454,543
         Salem Communications Corp.,
          Class A*. . . . . . . . . . . . .            12,000              299,640
         USA Interactive*^. . . . . . . . .            58,700            1,345,404

                                                                      ------------
                                                                        14,271,673
                                                                      ------------
         RESTAURANTS (1.2%)
         Brinker International, Inc.* . . .            49,000            1,580,250
         Jack in the Box, Inc.* . . . . . .            69,873            1,208,104
         Wendy's International, Inc.. . . .            15,700              424,999

                                                                      ------------
                                                                         3,213,353
                                                                      ------------
         SPECIALTY STORES (3.0%)
         Borders Group, Inc.* . . . . . . .           225,736            3,634,350
         Hollywood Entertainment Corp.* . .            81,200            1,226,120
         Michaels Stores, Inc.* . . . . . .            55,900            1,749,670
         Office Depot, Inc.*. . . . . . . .           114,600            1,691,496

                                                                      ------------
                                                                         8,301,636
                                                                      ------------
         TEXTILES & APPAREL (1.6%)
         Reebok International Ltd.* . . . .           107,700            3,166,380
         Tommy Hilfiger Corp.*. . . . . . .           206,400            1,434,480

                                                                      ------------
                                                                         4,600,860
                                                                      ------------
          TOTAL CONSUMER DISCRETIONARY  . .                             53,881,882
                                                                      ------------
         CONSUMER STAPLES (4.4%)
         BEVERAGES (0.2%)
         Molson, Inc. . . . . . . . . . . .            30,800              652,146
                                                                      ------------
         FOOD PRODUCTS (4.2%)
         Dean Foods Co.*. . . . . . . . . .            97,700            3,624,670
         Loews Corp.- Carolina Group^ . . .            43,130              874,245
         R.J. Reynolds Tobacco
          Holdings, Inc.^ . . . . . . . . .            61,880            2,605,767
         UST, Inc.. . . . . . . . . . . . .           132,900            4,442,847

                                                                      ------------
                                                                        11,547,529
                                                                      ------------
          TOTAL CONSUMER STAPLES  . . . . .                             12,199,675
                                                                      ------------
                                                    NUMBER OF            VALUE
                                                     SHARES             (NOTE 1)
-----------------------------------------------------------------------------------

         ENERGY (10.0%)
         OIL & GAS DRILLING (4.1%)
                                                                     $
         Ensco International, Inc.. . . . .           152,700            4,497,015
         GlobalSantaFe Corp. (Berlin
          Exchange) . . . . . . . . . . . .            56,500            1,374,080
         Helmerich & Payne, Inc.. . . . . .            21,100              588,901
         Noble Corp.* . . . . . . . . . . .            97,057            3,411,554
         Rowan Cos., Inc. . . . . . . . . .            71,400            1,620,780

                                                                      ------------
                                                                        11,492,330
                                                                      ------------
         OIL & GAS EQUIPMENT & SERVICES (2.2%)
         Cooper Cameron Corp.*. . . . . . .            21,500            1,071,130
         National-Oilwell, Inc.*. . . . . .           154,200            3,367,728
         Weatherford International Ltd. . .            42,270            1,687,841

                                                                      ------------
                                                                         6,126,699
                                                                      ------------
         OIL & GAS EXPLORATION & PRODUCTION (3.1%)
         Apache Corp. . . . . . . . . . . .            56,800            3,237,032
         Grant Prideco, Inc.* . . . . . . .           104,900            1,221,036
         Ocean Energy, Inc. . . . . . . . .           104,090            2,078,677
         Pioneer Natural Resources Co.* . .            80,200            2,025,050

                                                                      ------------
                                                                         8,561,795
                                                                      ------------
         OIL & GAS REFINING & MARKETING (0.6%)
         Valero Energy Corp.. . . . . . . .            42,200            1,558,868
                                                                      ------------
          TOTAL ENERGY  . . . . . . . . . .                             27,739,692
                                                                      ------------
         FINANCIALS (8.4%)
         BANKS (2.4%)
         Banknorth Group, Inc.. . . . . . .             5,800              131,080
         Investors Financial Services Corp.            79,600            2,180,244
         M&T Bank Corp. . . . . . . . . . .            28,400            2,253,540
         Sovereign Bancorp, Inc.. . . . . .           150,400            2,113,120

                                                                      ------------
                                                                         6,677,984
                                                                      ------------
         DIVERSIFIED FINANCIALS (1.5%)
         AMBAC Financial Group, Inc.. . . .            53,800            3,025,712
         Bank of Hawaii Corp. . . . . . . .            39,800            1,209,522

                                                                      ------------
                                                                         4,235,234
                                                                      ------------
         INSURANCE (4.5%)
         Ace Ltd. . . . . . . . . . . . . .           167,500            4,914,450
         Everest Reinsurance Group Ltd. . .            55,400            3,063,620
         Radian Group, Inc. . . . . . . . .            11,300              419,795
         XL Capital Ltd., Class A . . . . .            54,890            4,240,252

                                                                      ------------
                                                                        12,638,117
                                                                      ------------
          TOTAL FINANCIALS  . . . . . . . .                             23,551,335
                                                                      ------------
         HEALTH CARE (14.7%)
         BIOTECHNOLOGY (1.5%)
         Gilead Sciences, Inc.* . . . . . .            56,920            1,935,280
         IDEC Pharmaceuticals Corp.*^ . . .            69,720            2,312,612

                                                                      ------------
                                                                         4,247,892
                                                                      ------------
         HEALTH CARE EQUIPMENT & SERVICES (13.2%)
         AdvancePCS*. . . . . . . . . . . .           305,200            6,778,492
         AmerisourceBergen Corp.. . . . . .             2,800              152,068
         Anthem, Inc.*. . . . . . . . . . .            47,310            2,975,799
         Baxter International, Inc. . . . .           141,000            3,948,000
         Boston Scientific Corp.* . . . . .           101,000            4,294,520
         Bard (C.R.), Inc.. . . . . . . . .            24,000            1,392,000
         Caremark Rx, Inc.* . . . . . . . .            74,000            1,202,500
         Edwards Lifesciences Corp* . . . .            27,600              702,972
         McKesson HBOC, Inc.. . . . . . . .           165,030            4,460,761
         St. Jude Medical, Inc.*. . . . . .           120,780            4,797,382
         Sybron Dental Specialties, Inc.*^.           129,000            1,915,650
         Tenet Healthcare Corp.*. . . . . .            57,800              947,920
         Triad Hospitals, Inc.* . . . . . .            46,800            1,396,044
         Varian Medical Systems, Inc.*. . .            27,700            1,373,920
         WebMD Corp.*^. . . . . . . . . . .            81,373              695,739

                                                                      ------------
                                                                        37,033,767
                                                                      ------------
          TOTAL HEALTH CARE . . . . . . . .                             41,281,659
                                                                      ------------

                                      102


EQ ADVISORS TRUST
EQ/FI MID CAP PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002
                                                   NUMBER OF            VALUE
                                                     SHARES             (NOTE 1)
-----------------------------------------------------------------------------------

         INDUSTRIALS (12.7%)
         AEROSPACE & DEFENSE (0.7%)
         Empresa Brasileira de Aeronautica                           $
          S.A. (ADR). . . . . . . . . . . .            91,100            1,448,490
         Goodrich Corp. . . . . . . . . . .            27,100              496,472

                                                                      ------------
                                                                         1,944,962
                                                                      ------------
         AIRLINES (1.1%)
         Delta Air Lines, Inc.. . . . . . .           163,100            1,973,510
         Frontier Airlines, Inc.*^. . . . .            95,079              642,734
         JetBlue Airways Corp.*^. . . . . .             9,450              255,150
         Northwest Airlines Corp.*. . . . .            35,500              260,570

                                                                      ------------
                                                                         3,131,964
                                                                      ------------
         BUILDING PRODUCTS (1.1%)
         American Standard Cos., Inc.*. . .             9,900              704,286
         Tidewater, Inc.. . . . . . . . . .            18,700              581,570
         York International Corp. . . . . .            65,900            1,685,063

                                                                      ------------
                                                                         2,970,919
                                                                      ------------
         COMMERCIAL SERVICES & SUPPLIES (7.2%)
         ARAMARK Corp., Class B*. . . . . .           328,800            7,726,800
         Ceridian Corp.*. . . . . . . . . .           276,900            3,992,898
         H&R Block, Inc.. . . . . . . . . .            62,300            2,504,460
         Moore Corp. Ltd.*. . . . . . . . .            49,800              453,180
         Weight Watchers International,
          Inc.* . . . . . . . . . . . . . .           121,600            5,589,952

                                                                      ------------
                                                                        20,267,290
                                                                      ------------
         CONSTRUCTION & ENGINEERING (0.9%)
         Beazer Homes USA, Inc.*^ . . . . .            42,348            2,566,289
                                                                      ------------
         ELECTRICAL EQUIPMENT (0.5%)
         Mettler-Toledo International, Inc.*           44,170            1,416,090
                                                                      ------------
         MARINE (1.2%)
         Stelmar Shipping Ltd.* . . . . . .            49,400              743,964
         Teekay Shipping Corp.^ . . . . . .            26,500            1,078,550
         Tsakos Energy Navigation Ltd.
          (ADR)*^ . . . . . . . . . . . . .           102,500            1,584,650

                                                                      ------------
                                                                         3,407,164
                                                                      ------------
          TOTAL INDUSTRIALS . . . . . . . .                             35,704,678
                                                                      ------------
         INFORMATION TECHNOLOGY (2.0%)
         ELECTRONIC EQUIPMENT & INSTRUMENTS (0.9%)
         Waters Corp.*. . . . . . . . . . .           109,700            2,389,266
                                                                      ------------
         INTERNET SOFTWARE & SERVICES (0.6%)
         Digital Insight Corp.*^. . . . . .             5,600               48,664
         j2 Global Communications, Inc.^. .            70,690            1,345,938
         Polycom, Inc.* . . . . . . . . . .            39,800              378,896

                                                                      ------------
                                                                         1,773,498
                                                                      ------------
         OFFICE ELECTRONICS (0.5%)
         Harland (John H.) Co.. . . . . . .            67,000            1,482,710
                                                                      ------------
         TELECOMMUNICATIONS EQUIPMENT (0.0%)
         General Motors Corp., Class H* . .             7,900               84,530
                                                                      ------------
          TOTAL INFORMATION TECHNOLOGY  . .                              5,730,004
                                                                      ------------
         MATERIALS (8.2%)
         CHEMICALS (1.0%)
         Lyondell Chemical Co.. . . . . . .           113,900            1,439,696
         Olin Corp. . . . . . . . . . . . .            85,300            1,326,415

                                                                      ------------
                                                                         2,766,111
                                                                      ------------
                                                    NUMBER OF            VALUE
                                                     SHARES             (NOTE 1)
-----------------------------------------------------------------------------------

         METALS & MINING (7.2%)
         Alcan, Inc. (New York Exchange). .            19,100         $    563,832
         Alcan, Inc. (Toronto Exchange) . .            36,600            1,073,350
         Falconbridge Ltd.. . . . . . . . .           209,600            2,006,046
         Freeport-McMoran Copper & Gold,
          Inc., Class B*^ . . . . . . . . .            54,200              909,476
         Massey Energy Co.^ . . . . . . . .           359,700            3,496,284
         Meridian Gold, Inc. (Toronto
          Exchange)*. . . . . . . . . . . .           117,000            2,054,425
         Meridian Gold, Inc.* . . . . . . .           101,700            1,792,971

         Newmont Mining Corp. . . . . . . .           232,300            6,743,669
         Peabody Energy Corp.^. . . . . . .            46,700            1,365,041
                                                                      ------------
                                                                        20,005,094
                                                                      ------------
          TOTAL MATERIALS . . . . . . . . .                             22,771,205
                                                                      ------------
         TELECOMMUNICATION SERVICES (6.2%)
         DIVERSIFIED TELECOMMUNICATION SERVICES (5.7%)
         Citizens Communications Co.*^. . .         1,505,349           15,881,432
                                                                      ------------
         WIRELESS TELECOMMUNICATION SERVICES (0.5%)
         AT&T Wireless Services, Inc.*. . .           269,700            1,523,805
                                                                      ------------
          TOTAL TELECOMMUNICATION SERVICES                              17,405,237
                                                                      ------------
         UTILITIES (3.4%)
         ELECTRIC UTILITIES (3.4%)
         AES Corp.* . . . . . . . . . . . .                 1                    3
         Ameren Corp. . . . . . . . . . . .            65,200            2,710,364
         FirstEnergy Corp.. . . . . . . . .           208,000            6,857,760

                                                                      ------------
          TOTAL UTILITIES . . . . . . . . .                              9,568,127
                                                                      ------------
         TOTAL COMMON STOCKS (89.2%)
          (Cost $255,101,878) . . . . . . .                            249,833,494
                                                                      ------------
                                                    PRINCIPAL
                                                     AMOUNT
                                                   -------------
         SHORT-TERM DEBT SECURITIES:
         REPURCHASE AGREEMENT (7.9%)
          J.P. Morgan Securities, Inc.,
           1.13%, dated 12/31/02, due           $  22,000,000
           1/2/03(k). . . . . . . . . . . .                             22,000,000
                                                                      ------------
         TIME DEPOSIT (0.9%)

          J.P. Morgan Chase Nassau,                 2,629,976            2,629,976
          0.73%, 1/2/03 . . . . . . . . . .                           ------------
         U.S. GOVERNMENT (0.1%)
          U.S. Treasury Bills,  2/27/03 . .           200,000              199,657
                                                                      ------------
         TOTAL SHORT-TERM DEBT SECURITIES (8.9%)
          (Amortized Cost $24,829,633). . .                             24,829,633
                                                                      ------------
         TOTAL INVESTMENTS (98.1%)
          (Cost/Amortized Cost
           $279,931,511). . . . . . . . . .                            274,663,127

         OTHER ASSETS LESS LIABILITIES                                   5,390,315
          (1.9%)  . . . . . . . . . . . . .                           ------------
         NET ASSETS (100%)  . . . . . . . .                           $280,053,442
                                                                      ============

* Non-income producing.
^ All, or a portion, of security out on loan (Note 1).
(k) The repurchase agreements are fully collateralized by U.S.
Government and/or agency obligations based on market prices at the date of the Statement of Assets and Liabilities
(See Note 1).
Glossary:
ADR - American Depositary Receipt

EQ ADVISORS TRUST
EQ/FI MID CAP PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2002
--------------------------------------------------------------------------------

Investment security transactions for the year ended December 31, 2002 were as follows:

COST OF PURCHASES:
Stocks and long-term
 corporate debt securities  . . . . . .                $  587,825,657
NET PROCEEDS OF SALES AND
 REDEMPTIONS:
Stocks and long-term corporate debt
 securities  . . . . . .                   465,247,897
As of December 31, 2002, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross
 unrealized appreciation                $    7,035,179
Aggregate gross
 unrealized depreciation                  (16,732,176)
                                        --------------
Net unrealized
 depreciation  . . . . .                $   (9,696,997)
                                        ==============
Federal income tax cost
 of investments. . . . .                $  284,360,124
                                        ==============


At December 31, 2002, the Portfolio had loaned securities with a total value $33,133,696 which was secured by collateral of $33,144,515.

The Portfolio has a net capital loss carryforward of $37,604,261 of which $129,172 expires in the year 2008, $14,693,112 expires in the year 2009, and $22,781,977 expires in the year 2010.

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/FI SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2002

                                       NUMBER OF                   VALUE
                                        SHARES
                                                                 (NOTE 1)
-----------------------------------------------------------------------------------

         COMMON STOCKS:
         CONSUMER DISCRETIONARY (16.3%)
         APPAREL RETAIL (0.9%)
                                                        $
         Aeropostale, Inc.*              272,500                        2,880,325
         American Eagle
          Outfitters, Inc.*^               8,300                          114,374
         Bebe Stores, Inc.*^             101,700                        1,362,780
         Christopher & Banks
          Corp.*^. . . .                  24,200                          502,150
         Too, Inc.*^. . .                 39,700                          933,744

                                                         ------------------------
                                                                        5,793,373
                                                         ------------------------
         AUTO COMPONENTS (1.7%)
         American Axle &
          Manufacturing
          Holdings, Inc.*                112,400                        2,632,408
         Diebold, Inc.^.                  55,400                        2,283,588
         Federal Signal Corp.^            22,100                          429,182
         Monro Muffler Brake,
          Inc.. . . . . .                 38,800                          655,720
         Snap-On, Inc.. .                176,000                        4,947,360
         Superior Industries
          International, Inc.^             9,300                          384,648

                                                         ------------------------
                                                                       11,332,906
                                                         ------------------------
         AUTOMOBILES (0.7%)

         Coachmen Industries,            284,800                        4,499,840
          Inc.. . . . . .                                ------------------------
         CASINOS & GAMING (0.1%)

         Station Casinos,                 37,300                          660,210
          Inc.*^. . . . .                                ------------------------
         CATALOG RETAIL (0.6%)
         Coldwater Creek,
          Inc.*^. . . . .                204,400                        3,924,480
         J. Jill Group, Inc.*^            20,600                          287,988

                                                         ------------------------
                                                                        4,212,468
                                                         ------------------------
         DEPARTMENT STORES (0.9%)
         Nordstrom, Inc..                 63,300                        1,200,801
         Saks, Inc.*. . .                424,100                        4,978,934

                                                         ------------------------
                                                                        6,179,735
                                                         ------------------------
         DISTRIBUTORS (1.0%)
         Bell Microproducts,
          Inc.*^. . . . .                238,700                        1,322,398
         SCP Pool Corp.*^                184,900                        5,399,080

                                                         ------------------------
                                                                        6,721,478
                                                         ------------------------
         GENERAL MERCHANDISE STORES (0.7%)
         Big Lots, Inc.*.                322,300                        4,264,029
         Fred's, Inc.^. .                 12,000                          308,400

                                                         ------------------------
                                                                        4,572,429
                                                         ------------------------
         HOUSEHOLD DURABLES (2.4%)
         Applica, Inc.*.                 139,200                          696,000
         Black & Decker Corp.             28,800                        1,235,232
         Centex Corp.. .                  25,300                        1,270,060
         Clayton Homes, Inc.^            200,300                        2,439,654
         D.R. Horton, Inc.                62,100                        1,077,435
         KB Home. . . . .                 69,800                        2,990,930
         Maytag Corp.. .                  75,500                        2,151,750
         Pulte Homes, Inc.                19,100                          914,317
         Standard-Pacific
          Corp.^. . . . .                121,500                        3,007,125

                                                         ------------------------
                                                                       15,782,503
                                                         ------------------------
         INTERNET RETAIL (0.2%)
         Regis Corp.. . .                 43,400                        1,127,966
                                                         ------------------------
         LEISURE FACILITIES (0.4%)
         International Speedway
          Corp.,                          68,500
          Class A. . . .                                                2,554,365
                                                         ------------------------
         LEISURE PRODUCTS (0.2%)
         MarineMax, Inc.*                113,800                        1,343,978
         Polaris Industries,
          Inc.. . . . . .                  4,300                          251,980

                                                         ------------------------
                                                                        1,595,958
                                                         ------------------------
         MEDIA (3.8%)
         Belo Corp., Class A             162,100                        3,455,972
         Cablevision New York
          Group,
           Class A*. . .                 224,500                        3,758,130
         Cumulus Media, Inc.,
          Class A*^. . .                  18,900                          281,043
         E.W. Scripps Co.,
          Class A. . . .                  44,700                        3,439,665
                                       NUMBER OF                   VALUE
                                        SHARES                    (NOTE 1)
-----------------------------------------------------------------------------------

         Emmis Communications                           $
          Corp., Class A*^               190,200                        3,961,866
         Entercom
          Communications Corp.*           34,900                        1,637,508
         Lee Enterprises, Inc.^           74,800                        2,507,296
         Playboy Enterprises,
          Inc., Class B*^                245,100                        2,482,863
         Radio One, Inc., Class
          D*^. . . . . .                 261,000                        3,766,230

                                                         ------------------------
                                                                       25,290,573
                                                         ------------------------
         RESTAURANTS (0.6%)
         Applebee's
          International, Inc.             16,950                          393,088
         Darden Restaurants,
          Inc.. . . . . .                 66,200                        1,353,790
         Jack in the Box, Inc.*           52,900                          914,641
         Wendy's International,
          Inc.. . . . . .                 46,600                        1,261,462

                                                         ------------------------
                                                                        3,922,981
                                                         ------------------------
         SPECIALTY STORES (1.6%)
         Barnes & Noble, Inc.*           114,500                        2,069,015
         Borders Group, Inc.*            209,300                        3,369,730
         Kirkland's, Inc.*                40,600                          458,780
         PETCO Animal Supplies,
          Inc.*^. . . . .                149,000                        3,492,411
         Petsmart, Inc.*.                 77,500                        1,327,575

                                                         ------------------------
                                                                       10,717,511
                                                         ------------------------
         TEXTILES & APPAREL (0.5%)

         OshKosh B'Gosh, Inc.,           133,000                        3,730,650
          Class A. . . .                                 ------------------------

          TOTAL CONSUMER                                              108,694,946
           DISCRETIONARY .                               ------------------------
         CONSUMER STAPLES (3.1%)
         DRUG RETAIL (0.3%)

         Longs Drug Stores                93,400                        1,937,116
          Corp.. . . . .                                 ------------------------
         FOOD PRODUCTS (2.0%)
         Dean Foods Co.*.                116,092                        4,307,013
         Dole Foods Co..                 102,200                        3,329,676
         Sensient Technologies
          Corp.. . . . .                 257,300                        5,781,531

                                                         ------------------------
                                                                       13,418,220
                                                         ------------------------
         FOOD RETAIL (0.5%)
         Fresh Del Monte
          Produce^. . . .                 96,400                        1,822,924
         Whole Foods Market,
          Inc.*. . . . .                  27,500                        1,450,075
         Winn-Dixie Stores,
          Inc.. . . . . .                 19,900                          304,072

                                                         ------------------------
                                                                        3,577,071
                                                         ------------------------
         PERSONAL PRODUCTS (0.3%)

         Alberto-Culver Co.,              32,700                        1,588,893
          Class A. . . .                                 ------------------------

          TOTAL CONSUMER                                               20,521,300
           STAPLES . . . .                               ------------------------
         ENERGY (5.0%)
         OIL & GAS DRILLING (0.5%)

         Pride International,            249,500                        3,717,550
          Inc.*. . . . .                                 ------------------------
         OIL & GAS EQUIPMENT & SERVICES (1.0%)
         CAL Dive
          International, Inc.*^           13,900                          326,650
         National-Oilwell,
          Inc.*. . . . .                  10,000                          218,400
         Oceaneering
          International, Inc.*            40,800                        1,009,392
         Smith International,
          Inc.*^. . . . .                 43,400                        1,415,708
         Spinnaker Exploration
          Co.*. . . . . .                109,600                        2,416,680
         Universal Compression
          Holdings, Inc.*                 43,700                          835,981
         W-H Energy Services,
          Inc.*. . . . .                  11,900                          173,621

                                                         ------------------------
                                                                        6,396,432
                                                         ------------------------
         OIL & GAS EXPLORATION & PRODUCTION
          (2.4%)
         Equitable Resources,
          Inc.. . . . . .                223,500                        7,831,440
         Grant Prideco, Inc.*              9,900                          115,236
         Hurricane Hydrocarbons
          Ltd., Class A*.                390,200                        4,065,884
         Nuevo Energy Co.*^               11,800                          130,980
         Pioneer Natural
          Resources Co.*.                154,300                        3,896,075

                                                         ------------------------
                                                                       16,039,615
                                                         ------------------------
105


EQ ADVISORS TRUST
EQ/FI SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002

                                       NUMBER OF                   VALUE
                                        SHARES                   (NOTE 1)
-----------------------------------------------------------------------------------

         OIL & GAS REFINING & MARKETING (1.1%)
         Premcor, Inc.*.                 165,800         $              3,685,734
         Valero Energy Corp.              97,500                        3,601,650
                                                         ------------------------
                                                                        7,287,384
                                                         ------------------------
          TOTAL ENERGY . .                                             33,440,981
                                                         ------------------------
         FINANCIALS (28.7%)
         BANKS (8.0%)
         Alabama National
          Bancorp/Del.. .                  7,700                          334,950
         Astoria Financial
          Corp.. . . . .                  71,100                        1,930,365
         Bank Atlantic Bancorp,
          Inc.,
          Class A. . . .                 486,600                        4,598,370
         Banknorth Group, Inc.           164,600                        3,719,960
         BOK Financial Corp.*             16,375                          530,386
         City National Corp.             115,700                        5,089,643
         Commerce Bancorp,
          Inc.^. . . . .                 118,600                        5,122,334
         Commercial Federal
          Corp.. . . . .                  18,900                          441,315
         First Niagara
          Financial Group,
          Inc.^. . . . .                  98,500                        2,572,820
         FirstMerit Corp.                 94,800                        2,053,368
         Hancock Holding Co.^             43,800                        1,955,670
         Harris Corp.. .                  54,800                        1,441,240
         Hawthorne Financial
          Corp.*. . . . .                 42,920                        1,224,937
         Huntington Bancshares,
          Inc.. . . . . .                 44,800                          838,208
         IBERIABANK Corp.                 24,300                          975,888
         Investors Financial
          Services Corp..                 55,200                        1,511,928
         Mercantile Bankshares
          Corp.. . . . .                 113,200                        4,368,388
         Old Republic
          International Corp.             55,400                        1,551,200
         Popular, Inc.. .                 71,800                        2,426,840
         PrivateBancorp, Inc.^            11,000                          416,350
         Silicon Valley
          Bancshares*^. .                123,100                        2,246,575
         Southwest Bancorp,
          Inc.. . . . . .                 56,200                        1,460,638
         Southwest
          Bancorporation of
          Texas, Inc.*^.                  71,700                        2,065,677
         Sovereign Bancorp,
          Inc.. . . . . .                271,600                        3,815,980
         Texas Regional
          Bancshares, Inc.,
          Class A. . . .                  15,500                          550,886
         Webster Financial
          Corp.. . . . .                  13,000                          452,400

                                                         ------------------------
                                                                       53,696,316
                                                         ------------------------
         DIVERSIFIED FINANCIALS (3.3%)
         Bank of Hawaii Corp.^           211,600                        6,430,524
         Boston Private
          Financial
          Holdings, Inc.^                 24,900                          494,514
         IndyMac Bancorp,
          Inc.*^. . . . .                207,300                        3,832,977
         LaBranche & Co., Inc.
          *^. . . . . . .                 94,800                        2,525,472
         Legg Mason, Inc.                 23,900                        1,160,106
         NetBank, Inc.*^.                163,000                        1,577,840
         Raymond James
          Financial, Inc.^               121,100                        3,582,138
         Waddell & Reed
          Financial, Inc.,
          Class A^. . . .                124,700                        2,452,849

                                                         ------------------------
                                                                       22,056,420
                                                         ------------------------
         INSURANCE (4.7%)
         Allmerica Financial
          Corp.^. . . . .                 45,900                          463,590
         Fidelity National
          Financial, Inc.                123,400                        4,051,222
         HCC Insurance
          Holdings, Inc..                242,900                        5,975,340
         Insurance Auto
          Auctions, Inc.*^               113,700                        1,886,283
         Markel Corp.*^.                  27,200                        5,589,600
         Penn-America Group,
          Inc.. . . . . .                110,650                        1,001,382
         PMA Capital Corp.,
          Class A^. . . .                 35,500                          508,715
         Protective Life Corp.            67,300                        1,852,096
         Radian Group, Inc.               34,478                        1,280,858
         Reinsurance Group of
          America, Inc.^.                  7,200                          194,976
         UICI*. . . . . .                233,700                        3,634,035
         Vesta Insurance Group,
          Inc.. . . . . .                363,200                          998,800
         Zenith National
          Insurance Corp.                154,700                        3,638,544

                                                         ------------------------
                                                                       31,075,441
                                                         ------------------------
                                       NUMBER OF                   VALUE
                                        SHARES                    (NOTE 1)
-----------------------------------------------------------------------------------

         INVESTMENT COMPANIES (1.5%)
         Allied Capital Corp.^            59,430         $              1,297,357
         iShares Russell 2000
          Value Index. .                  70,800                        7,894,200
         iShares Russell Midcap
          Value Index. .                   8,800                          603,240

                                                         ------------------------
                                                                        9,794,797
                                                         ------------------------
         REAL ESTATE (10.7%)
         Alexandra Real Estate
          Equities, Inc.
          (REIT)^. . . .                  72,200                        3,075,720
         Apartment Investment &
          Management Co. (REIT)          113,300                        4,246,484
         AvalonBay Communities,
          Inc. (REIT). .                 102,500                        4,011,850
         Boardwalk Equities,
          Inc.. . . . . .                380,400                        3,648,036
         Carramerica Realty
          Corp. (REIT). .                 65,100                        1,630,755
         Catellus Development
          Corp.*. . . . .                213,800                        4,243,930
         CBL & Associates
          Properties, Inc.
          (REIT). . . . .                148,100                        5,931,405
         CenterPoint Properties
          Corp. (REIT)^.                  93,200                        5,326,380
         Crescent Real Estate
          Equities Co. (REIT)             88,600                        1,474,304
         Duke Realty Corp.
          (REIT)^. . . .                 164,100                        4,176,345
         General Growth
          Properties (REIT)               74,700                        3,884,400
         Home Properties of New
          York, Inc. (REIT)               83,300                        2,869,685
         MeriStar Hospitality
          Corp. (REIT). .                367,100                        2,422,860
         Pan Pacific Retail
          Properties, Inc.
          (REIT)^. . . .                 134,500                        4,913,285
         Reckson Associates
          Realty Corp. (REIT)^           190,800                        4,016,340
         Regency Centers Corp
          (REIT). . . . .                 18,900                          612,360
         Ryland Group, Inc.^             120,900                        4,032,015
         Sun Communities, Inc.
          (REIT)^. . . .                  49,800                        1,821,186
         Taubman Centers, Inc.
          (REIT). . . . .                151,800                        2,463,714
         Vornado Realty Trust
          (REIT)^. . . .                 170,900                        6,357,480

                                                         ------------------------
                                                                       71,158,534
                                                         ------------------------
         U.S. GOVERNMENT AGENCIES (0.5%)
         Federal Agricultural
          Mortgage Corp., Class          102,200
          C*^. . . . . .                                                3,131,408
                                                         ------------------------
          TOTAL FINANCIALS                                            190,912,916
                                                         ------------------------
         HEALTH CARE (5.6%)
         BIOTECHNOLOGY (0.5%)
         Applera Corp.-Celera
          Genomics Group*                 21,800                          208,190
         CV Therapeutics,
          Inc.*^. . . . .                 15,700                          286,054
         Kensey Nash Corp.^               53,400                          975,618
         Neurocrine
          Biosciences, Inc.*^             23,000                        1,050,180
         Vertex
          Pharmaceuticals,
          Inc.*. . . . .                  67,900                        1,076,215

                                                         ------------------------
                                                                        3,596,257
                                                         ------------------------
         HEALTH CARE EQUIPMENT & SERVICES (4.0%)
         AmeriPath, Inc.*                 19,600                          421,400
         Angelica Corp..                  74,700                        1,542,555
         Centene Corp.*^.                111,200                        3,735,208
         Community Health
          Systems, Inc.*^                145,300                        2,991,727
         DENTSPLY
          International, Inc.            117,200                        4,359,840
         Millipore Corp..                 88,600                        3,012,400
         Steris Corp.*. .                190,400                        4,617,200
         Triad Hospitals, Inc.*           84,900                        2,532,567
         Varian Medical
          Systems, Inc.*.                 60,300                        2,990,880
         Viasys Healthcare,
          Inc.*^. . . . .                 14,931                          222,323

                                                         ------------------------
                                                                       26,426,100
                                                         ------------------------
         PHARMACEUTICALS (1.1%)
         Barr Laboratories,
          Inc.*. . . . .                  19,800                        1,288,782
         Delta & Pine Land Co.^          215,400                        4,396,314

106

EQ ADVISORS TRUST
EQ/FI SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002


                                        NUMBER OF                   VALUE
                                        SHARES                    (NOTE 1)
-----------------------------------------------------------------------------------


         Salix Pharmaceuticals           178,900         $              1,250,511
          Ltd.. . . . . .                                ------------------------
                                                                        6,935,607
                                                         ------------------------
          TOTAL HEALTH CARE                                            36,957,964
                                                         ------------------------
         INDUSTRIALS (14.1%)
         AEROSPACE & DEFENSE (1.1%)
         Integrated Defense
          Technologies, Inc.*             32,000               464,000
         Martin Marietta
          Materials, Inc.                122,700                        3,761,982
         United Defense
          Industries, Inc.*              124,100                        2,891,530

                                                         ------------------------
                                                                        7,117,512
                                                         ------------------------
         AIRLINES (0.9%)
         Alaska Air Group,
          Inc.*^. . . . .                 25,000                          541,250
         Delta Air Lines, Inc.           109,900                        1,329,790
         Northwest Airlines
          Corp.*. . . . .                542,504                        3,981,979

                                                         ------------------------
                                                                        5,853,019
                                                         ------------------------
         BUILDING PRODUCTS (0.4%)
         Florida Rock
          Industries, Inc.                 4,100                          156,005
         Monaco Coach Corp.*^             21,800                          360,790
         Tidewater, Inc..                 35,800                        1,113,380
         York International
          Corp.. . . . .                  37,800                          966,546

                                                         ------------------------
                                                                        2,596,721
                                                         ------------------------
         COMMERCIAL SERVICES & SUPPLIES (3.7%)
         Banta Corp.. . .                126,400                        3,952,528
         Ceridian Corp.*.                  9,800                          141,316
         Labor Ready, Inc.*^              81,100                          520,662
         Manpower, Inc.^.                112,000                        3,572,800
         MPS Group, Inc.*                308,000                        1,706,320
         National Processing,
          Inc.*^. . . . .                 80,000                        1,284,000
         National Service
          Industries, Inc.               214,800                        1,542,264
         Philadelphia Suburban
          Corp.^. . . . .                212,000                        4,367,200
         Republic Services,
          Inc.*. . . . .                 133,800                        2,807,124
         SOURCECORP, Inc.*               147,700                        2,745,743
         Unifirst Corp..                  55,300                        1,117,060
         URS Corp.*. . .                  40,600                          577,738

                                                         ------------------------
                                                                       24,334,755
                                                         ------------------------
         CONSTRUCTION & ENGINEERING (1.0%)
         Fluor Corp.. . .                 38,600                        1,080,800
         Furniture Brands
          International, Inc.*           184,500                        4,400,325
         Jacobs Engineering
          Group, Inc.*^.                  32,800                        1,167,680

                                                         ------------------------
                                                                        6,648,805
                                                         ------------------------
         ELECTRICAL EQUIPMENT (0.4%)
         Ametek, Inc.^. .                 30,600                        1,177,794
         Hubbell, Inc., Class B           40,400                        1,419,656

                                                         ------------------------
                                                                        2,597,450
                                                         ------------------------
         INDUSTRIAL CONGLOMERATES (0.8%)
         Actuant Corp., Class
          A*. . . . . . .                 57,500                        2,670,875
         Applied Films Corp.^            146,500                        2,928,535

                                                         ------------------------
                                                                        5,599,410
                                                         ------------------------
         MACHINERY (4.0%)
         AGCO Corp.. . .                 117,700                        2,601,170
         Albany International
          Corp.,
           Class A. . . .                 47,400                          979,284
         Astec Industries,
          Inc.*. . . . .                 257,200                        2,553,996
         Idex Corp.^. . .                 50,900                        1,664,430
         Kennametal, Inc.                112,800                        3,889,344
         Milacron, Inc.^.                471,900                        2,807,805
         Nacco Industries,
          Inc., Class A^.                 82,000                        3,589,140
         Oshkosh Truck Corp.              61,600                        3,788,400
         Stewart & Stevenson
          Services, Inc..                156,300                        2,210,082
         Terex Corp.*. .                 197,400                        2,199,036
         Wabtec Corp.^. .                 41,900                          588,276

                                                         ------------------------
                                                                       26,870,963
                                                         ------------------------
         MARINE (0.5%)

         Alexander & Baldwin,            123,900                        3,195,381
          Inc.. . . . . .                                ------------------------


-----------------------------------------------------------------------------------

         RAILROADS (0.6%)

                                                        $
         Kansas City Southern            342,200                        4,106,400
          Industries, Inc.*                              ------------------------
         TRADING COMPANIES & DISTRIBUTORS (0.3%)
         Fastenal Co.. .                  48,400                        1,809,676
                                                         ------------------------
         TRUCKING (0.4%)
         CNF Transportation,
          Inc.. . . . . .                 60,700                        2,017,668
         Ryder System, Inc.               44,000                          987,360

                                                         ------------------------
                                                                        3,005,028
                                                         ------------------------
          TOTAL INDUSTRIALS                                            93,735,120
                                                         ------------------------
         INFORMATION TECHNOLOGY (9.7%)
         APPLICATION SOFTWARE (0.4%)
         Quest Software, Inc.*^          191,600                        1,975,396
         Vastera, Inc.*^.                143,700                          812,049

                                                         ------------------------
                                                                        2,787,445
                                                         ------------------------
         COMPUTER HARDWARE (0.1%)

         Hutchinson Technology,           22,100                          457,470
          Inc.*^. . . . .                                ------------------------
         COMPUTER STORAGE & PERIPHERALS (0.5%)

         Storage Technology              156,300                        3,347,946
          Corp.*. . . . .                                ------------------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS
          (5.8%)
         Amphenol Corp., Class
          A*^. . . . . .                  45,600                        1,732,800
         Arrow Electronics,
          Inc.*. . . . .                  83,900                        1,073,081
         Artesyn Technologies,
          Inc.*. . . . .                  63,800                          244,992
         Avnet, Inc.. . .                482,200                        5,222,226
         Avocent Corp.*^.                109,200                        2,426,424
         Ingram Micro, Inc.,
          Class A*. . . .                152,900                        1,888,315
         Intersil Corp., Class
          A*. . . . . . .                109,900                        1,532,006
         Ionics, Inc.*^.                  14,900                          339,720
         Pentair, Inc.. .                197,800                        6,833,990
         RadiSys Corp.*.                 213,400                        1,702,932
         SCANA Corp.. . .                156,200                        4,835,952
         Tech Data Corp.*                240,100                        6,473,096
         Tektronix, Inc.*                 51,300                          933,147
         Thermo Electron
          Corp.*^. . . .                 179,100                        3,603,492

                                                         ------------------------
                                                                       38,842,173
                                                         ------------------------
         INTERNET SOFTWARE & SERVICES (0.8%)
         Getty Images, Inc.*^             99,300                        3,033,615
         infoUSA, Inc.*.                 105,200                          522,844
         Overture Services,
          Inc.*. . . . .                  35,600                          972,236
         Polycom, Inc.*^.                104,900                          998,648

                                                         ------------------------
                                                                        5,527,343
                                                         ------------------------
         IT CONSULTING & SERVICES (0.8%)
         eFunds Corp.*. .                125,900                        1,146,949
         Exult, Inc.*^. .                138,800                          441,384
         Intercept Group,
          Inc.*^. . . . .                221,000                        3,741,751

                                                         ------------------------
                                                                        5,330,084
                                                         ------------------------
         NETWORKING EQUIPMENT (0.2%)
         3Com Corp.*. . .                120,600                          558,378
         Netscreen
          Technologies, Inc.*             38,800                          653,392

                                                         ------------------------
                                                                        1,211,770
                                                         ------------------------
         OFFICE ELECTRONICS (0.2%)

         Ikon Office Solutions,          198,100                        1,416,415
          Inc.^. . . . .                                 ------------------------
         SEMICONDUCTOR EQUIPMENT (0.3%)
         Axcelis Technologies,
          Inc.*. . . . .                  51,500                          288,863
         DuPont Photomasks,
          Inc.*^. . . . .                 46,400                        1,078,800
         LTX Corp.*. . .                  80,500                          485,415

                                                         ------------------------
                                                                        1,853,078
                                                         ------------------------
         SEMICONDUCTORS (0.0%)

         Cypress Semiconductor            51,200                          292,864
          Corp.*^. . . .                                 ------------------------
         SYSTEMS SOFTWARE (0.2%)

         Network  Associates,             76,400                        1,229,276
          Inc.*. . . . .                                 ------------------------

107


EQ ADVISORS TRUST
EQ/FI SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002

                                       NUMBER OF                   VALUE
                                        SHARES                    (NOTE 1)
 -----------------------------------------------------------------------------------

         TELECOMMUNICATIONS EQUIPMENT (0.4%)

         Comverse Technology,            246,200         $              2,466,924
          Inc.*^. . . . .                                ------------------------

          TOTAL INFORMATION                                            64,762,788
           TECHNOLOGY . .                                ------------------------
         MATERIALS (10.7%)
         CHEMICALS (5.8%)
         Arch Chemicals, Inc.^           241,800                        4,412,850
         CUNO, Inc.*^. .                  78,400                        2,596,608
         Cytec Industries,
          Inc.*. . . . .                 192,600                        5,254,128
         Ferro Corp.. . .                153,100                        3,740,233
         Georgia Gulf Corp.^             101,400                        2,346,396
         IMC Global, Inc.                184,100                        1,964,347
         Lyondell Chemical Co.           502,400                        6,350,336
         Methanex Corp..                  54,800                          459,224
         Millennium Chemicals,
          Inc.. . . . . .                628,700                        5,985,224
         Minerals Technologies,
          Inc.. . . . . .                 24,600                        1,061,490
         Olin Corp.. . .                  87,500                        1,360,625
         PolyOne Corp.. .                800,300                        3,137,176
         Solutia, Inc.. .                 65,800                          238,854

                                                         ------------------------
                                                                       38,907,491
                                                         ------------------------
         CONTAINERS & PACKAGING (2.3%)
         Ball Corp.. . .                  43,500                        2,226,765
         Owens-Illinois, Inc.*           273,100                        3,981,798
         Packaging Corp. of
          America*. . . .                242,900                        4,430,496
         Pactiv Corp.*. .                131,300                        2,870,218
         Silgan Holdings, Inc.*           59,000                        1,456,120

                                                         ------------------------
                                                                       14,965,397
                                                         ------------------------
         METALS & MINING (2.6%)
         Agnico-Eagle Mines               49,200                          731,112
         AK Steel Holding
          Corp.*. . . . .                 99,200                          793,600
         Century Aluminum Co.            400,730                        2,969,409
         Freeport-McMoran
          Copper & Gold, Inc.,
          Class B*^. . .                  41,500                          696,370
         Liquidmetal
          Technologies^.                 165,400                        1,700,312
         Massey Energy Co.               214,600                        2,085,912
         Meridian Gold, Inc.*             27,100                          477,773
         Phelps Dodge Corp.*             135,600                        4,291,740
         Royal Gold, Inc.^               101,800                        2,536,958
         Ryerson Tull, Inc.              209,100                        1,275,510

                                                         ------------------------
                                                                       17,558,696
                                                         ------------------------
          TOTAL MATERIALS                                              71,431,584
                                                         ------------------------
         TELECOMMUNICATION SERVICES (0.6%)
         DIVERSIFIED TELECOMMUNICATION SERVICES
          (0.5%)
         Andrew Corp.*^.                  54,600                          561,288
         Citizens
          Communications Co.,
          Class B*^. . .                 288,100                        3,039,455

                                                         ------------------------
                                                                        3,600,743
                                                         ------------------------
         WIRELESS TELECOMMUNICATION SERVICES
          (0.1%)
         Triton PCS Holdings,
          Inc.,                           80,900
          Class A*^. . .                                                  317,937
                                                         ------------------------
          TOTAL
           TELECOMMUNICATION
           SERVICES. . .                                                3,918,680
                                                         ------------------------
                                       NUMBER OF                   VALUE
                                        SHARES                    (NOTE 1)
-----------------------------------------------------------------------------------

         UTILITIES (5.2%)
         ELECTRIC UTILITIES (3.3%)
         Ameren Corp.. .                  87,000         $              3,616,590
         CINergy Corp.. .                114,100                        3,847,452
         DPL, Inc.^. . .                 238,000                        3,650,920
         FirstEnergy Corp.                35,200                        1,160,544
         Northeast Utilities^            121,100                        1,837,087
         NSTAR. . . . . .                 72,800                        3,231,592
         Wisconsin Energy Corp.          175,600                        4,425,120

                                                         ------------------------
                                                                       21,769,305
                                                         ------------------------
         GAS UTILITIES (1.5%)
         KeySpan Corp.. .                 68,500                        2,413,940
         Kinder Morgan
          Management LLC*                     --                               15
         Kinder Morgan, Inc.              55,800                        2,358,666
         Sempra Energy. .                219,500                        5,191,175

                                                         ------------------------
                                                                        9,963,796
                                                         ------------------------
         MULTI - UTILITIES (0.4%)
         Energy East Corp.               110,200                        2,434,318
         Northwestern Corp.^              72,900                          370,332

                                                         ------------------------
                                                                        2,804,650
                                                         ------------------------
          TOTAL UTILITIES                                              34,537,751
                                                         ------------------------
         TOTAL COMMON STOCKS
          (99.0%)
          (Cost $718,177,271)                                         658,914,030
                                                         ------------------------

                                       PRINCIPAL
                                        AMOUNT
                                      -------------
         SHORT-TERM DEBT SECURITY:
         TIME DEPOSIT (1.8%)
         J.P. Morgan Chase Nassau,
          0.73%, 01/02/03             $
          (Amortized Cost             12,188,151
          $12,188,151) . .                                             12,188,151
                                                         ------------------------
         TOTAL INVESTMENTS (100.8%)
          (Cost/Amortized Cost
           $730,365,422).                                             671,102,181
         OTHER ASSETS LESS
          LIABILITIES
          (-0.8%) . . . .                                              (5,365,136)
                                                         ------------------------
         NET ASSETS (100%)                               $            665,737,045
                                                         ========================

* Non-income producing.
^ All, or a portion, of security out on loan (Note 1).
Glossary:
REIT - Real Estate Investment Trust

EQ ADVISORS TRUST
EQ/FI SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2002
--------------------------------------------------------------------------------

Investment security transactions for the year ended December 31, 2002 were as follows:

COST OF PURCHASES:
Stocks and long-term
 corporate debt securities                $914,018,478
NET PROCEEDS OF SALES AND
 REDEMPTIONS:
Stocks and long-term
 corporate debt securities                 578,489,807
As of December 31, 2002, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized
 appreciation . . . . . .                 $ 28,020,546
Aggregate gross unrealized
 depreciation . . . . . .                  (87,505,858)
                                          ------------
Net unrealized
 depreciation . . . . . .                 $(59,485,312)
                                          ============
Federal income tax cost of
 investments  . . . . . .                 $730,587,493
                                          ============


At December 31, 2002, the Portfolio had loaned securities with a total value $56,610,582 which was secured by collateral of $57,542,376.

The Portfolio has a net capital loss carryforward of $48,352,729 of which $7,560,781 expires in the year 2006, $12,520,421 expires in the year 2007, $4,163,231 expires in the year 2008, and $24,108,296 expires in the year 2010.


                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2002

                                            PRINCIPAL                VALUE
                                             AMOUNT                 (NOTE 1)
-------------------------------------------------------------------------------

     LONG-TERM DEBT SECURITIES:
     CONSUMER DISCRETIONARY (26.5%)
     APPAREL RETAIL (0.2%)
     Gap, Inc.

                                        $                       $
      5.625%, 05/01/03 . . . . .               1,150,000            1,152,875
                                                                 ------------
     AUTO COMPONENTS (2.0%)
     Advance Stores Co., Inc.
      10.25%, 04/15/08 . . . . .               2,050,000            2,173,000
     ArvinMeritor, Inc.
      8.75%, 03/01/12. . . . . .                 818,000              862,990
     Collins & Aikman Corp.
      10.75%, 12/31/11 . . . . .               1,703,000            1,622,107
     Dana Corp.
      10.125%, 03/15/10. . . . .               2,006,000            2,031,075
     Dura Operating Corp.
      8.625%, 04/15/12 . . . . .               1,200,000            1,206,000
      Series D
      9.00%, 05/01/09. . . . . .               2,165,000            1,970,150
     Lear Corp.
      8.11%, 05/15/09. . . . . .                 620,000              655,650
     Rexnord Corp.
      10.125%, 12/15/12(S) . . .                 670,000              686,750

                                                                 ------------
                                                                   11,207,722
                                                                 ------------
     CASINOS & GAMING (4.5%)
     Ameristar Casinos, Inc.
      10.75%, 02/15/09 . . . . .                 660,000              722,700
     Argosy Gaming Co.
      9.00%, 09/01/11. . . . . .               1,953,000            2,067,739
     Boyd Gaming Corp.
      7.75%, 12/15/12(S) . . . .               2,690,000            2,632,837
     Circus & Eldorado Joint
      Venture/Silver Legacy
      Capital
      10.125%, 03/01/12. . . . .               1,125,000            1,108,125
     Harrah's Operating Co., Inc.
      7.875%, 12/15/05 . . . . .               1,195,000            1,266,700
     Horseshoe Gaming Holdings
      8.625%, 05/15/09 . . . . .                 635,000              674,688
     Jupiters Ltd.
      8.50%, 03/01/06. . . . . .               1,000,000            1,010,000
     Mandalay Resort Group
      7.625%, 07/15/13 . . . . .               1,000,000            1,000,000
      9.375%, 02/15/10 . . . . .                 800,000              860,000
      Series B
      10.25%, 08/01/07 . . . . .               1,753,000            1,923,917
     MGM Mirage, Inc.
      8.375%, 02/01/11 . . . . .               3,423,000            3,688,282
      9.75%, 06/01/07. . . . . .                 950,000            1,049,750
     Mohegan Tribal Gaming Authority
      8.375%, 07/01/11 . . . . .               1,448,000            1,522,210
      8.75%, 01/01/09. . . . . .                 443,000              465,150
     Park Place Entertainment
      Corp.
      7.875%, 03/15/10 . . . . .                 740,000              752,950
      8.875%, 09/15/08 . . . . .                 600,000              637,548
      9.375%, 02/15/07 . . . . .               1,490,000            1,590,575
     Station Casinos, Inc.
      8.375%, 02/15/08 . . . . .               1,200,000            1,275,000
     Turning Stone Casino Resort Enterprise
      9.125%, 12/15/10(S). . . .                 675,000              690,188
     Venetian Casino/LV Sands
      11.00%, 06/15/10(S). . . .                 660,000              689,700

                                                                 ------------
                                                                   25,628,059
                                                                 ------------
                                            PRINCIPAL                VALUE
                                             AMOUNT                 (NOTE 1)
-------------------------------------------------------------------------------

     CATALOG RETAIL (0.4%)
     Jostens, Inc.
      12.75%, 05/01/10 . . . . .        $      2,200,000         $  2,497,000
                                                                 ------------
     DISTRIBUTORS (0.7%)
     Amerigas Partners LP
      8.875%, 05/20/11(S). . . .               1,000,000            1,040,000
      10.125%, 04/15/07. . . . .               1,500,000            1,575,000
     Transdigm, Inc.
      10.375%, 12/01/08. . . . .               1,220,000            1,262,700

                                                                 ------------
                                                                    3,877,700
                                                                 ------------
     HOTELS (2.3%)
     Extended Stay America, Inc.
      9.875%, 06/15/11 . . . . .               4,740,000            4,811,100
     HMH Properties,
      Series B
      7.875%, 08/01/08 . . . . .                 450,000              436,500
     ITT Corp.
      6.75%, 11/15/03. . . . . .               1,090,000            1,098,175
     Royal Caribbean Cruises Ltd.
      8.75%, 02/02/11. . . . . .               1,420,000            1,320,600
     Starwood Hotels & Resorts
      Worldwide, Inc.
      7.375%, 05/01/07(b). . . .               2,000,000            1,965,000
      7.875%, 05/01/12(S). . . .               1,970,000            1,950,300
     Sun International Hotels
      Ltd.
      8.875%, 08/15/11 . . . . .               1,264,000            1,289,280

                                                                 ------------
                                                                   12,870,955
                                                                 ------------
     HOUSEHOLD DURABLES (0.6%)
     Applica, Inc.
      10.00%, 07/31/08 . . . . .                 710,000              706,450
     D.R. Horton, Inc.
      10.50%, 04/01/05 . . . . .                 500,000              527,500
     Lennar Corp.
      9.95%, 05/01/10. . . . . .                 365,000              397,850
     Salton, Inc.
      12.25%, 04/15/08 . . . . .                 695,000              685,444
     Sealy Mattress Co.,
      Series B
      9.875%, 12/15/07 . . . . .               1,238,000            1,188,480

                                                                 ------------
                                                                    3,505,724
                                                                 ------------
     LEISURE FACILITIES (1.0%)
     Intrawest Corp.
      9.75%, 08/15/08. . . . . .                 700,000              714,000
      10.50%, 02/01/10 . . . . .                 560,000              588,000
     Premier Parks, Inc.
      9.75%, 06/15/07. . . . . .               2,098,000            2,035,060
      9.75%, 04/01/08. . . . . .                 793,000              767,228
     Six Flags, Inc.
      9.50%, 02/01/09. . . . . .                 625,000              603,125
     Vail Resorts, Inc.
      8.75%, 05/15/09. . . . . .                 860,000              881,500

                                                                 ------------
                                                                    5,588,913
                                                                 ------------
     MEDIA (14.1%)
     Allbritton Communications
      Co.
      7.75%, 12/15/12(S) . . . .               2,385,000            2,387,981
      Series B
      9.75%, 11/30/07. . . . . .                 658,000              681,030
     American Media Operations,
      Inc.
      10.25%, 05/01/09 . . . . .               3,681,000            3,809,835
     AOL Time Warner, Inc.
      6.125%, 04/15/06 . . . . .               1,200,000            1,238,965
      7.625%, 04/15/31 . . . . .               2,000,000            2,055,568
     British Sky Broadcasting plc
      8.20%, 07/15/09. . . . . .               1,725,000            1,863,000
     Cadmus Communications Corp.
      9.75%, 06/01/09. . . . . .               1,244,000            1,247,110

110


EQ ADVISORS TRUST
EQ/HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002
                                            PRINCIPAL                VALUE
                                             AMOUNT                 (NOTE 1)
-------------------------------------------------------------------------------

     Canwest Media, Inc.
      10.625%, 05/15/11. . . . .        $      1,900,000         $  2,028,250
     Charter Communications
      Holdings LLC
      10.00%, 04/01/09 . . . . .               6,825,000            3,037,125
      10.75%, 10/01/09 . . . . .                 113,000               51,133
      (Zero Coupon), 05/15/11. .               6,098,000            1,524,500
      10.00%, 05/15/11 . . . . .               1,440,000              640,800
      0.00%, 01/15/12 (e). . . .                 750,000              176,250
     Coaxial Communications, Inc.
      10.00%, 08/15/06 . . . . .                 705,000              616,875
     Continental Cablevision,
      Inc.
      9.50%, 08/01/13. . . . . .               1,200,000            1,389,521
     Corus Entertainment, Inc.
      8.75%, 03/01/12. . . . . .                 980,000            1,037,575
     CSC Holdings, Inc.
      7.625%, 04/01/11 . . . . .               5,075,000            4,764,156
      8.125%, 08/15/09 . . . . .               2,245,000            2,158,006
     Dex Media East LLC Finance
      Co.
      9.875%, 11/15/09(S). . . .                 995,000            1,064,650
      12.125%, 11/15/12(S) . . .               1,185,000            1,312,387
     Echostar DBS Corp.
      9.25%, 02/01/06. . . . . .                 600,000              628,500
      9.375%, 02/01/09 . . . . .               6,463,000            6,834,622
     Emmis Communications Corp.
      0.00%, 03/15/11 (e). . . .                 775,000              621,938
     Garden State Newspapers
      8.625%, 07/01/11 . . . . .                 750,000              757,500
      8.75%, 10/01/09. . . . . .               1,300,000            1,319,500
     Gray Television, Inc.
      9.25%, 12/15/11. . . . . .               1,100,000            1,183,875
     Hollinger International Publishing, Inc.
      9.00%, 12/15/10(S) . . . .               2,085,000            2,103,244
      9.25%, 02/01/06. . . . . .               2,000,000            2,062,500
     Hollinger Participation
      Trust
      12.125%, 11/15/10(S) . . .                 400,000              376,000
     Innova S de R.L.
      12.875%, 04/01/07. . . . .               2,426,000            2,110,620
     Iridium LLC/Capital Corp.
      10.875%, 07/15/05. . . . .               5,000,000              300,000
      14.00%, 07/15/05 . . . . .              12,000,000              720,000
     Lin Holdings Corp.
      0.00%, 03/01/08 (e). . . .               3,383,000            3,454,889
     Mediacom Broadband LLC
      11.00%, 07/15/13 . . . . .               3,200,000            3,248,000
     Panamsat Corp.
      6.00%, 01/15/03. . . . . .               2,250,000            2,250,000
      8.50%, 02/01/12(S) . . . .               3,920,000            3,743,600
     Paxson Communications Corp.
      10.75%, 07/15/08 . . . . .               2,184,000            2,153,970
     Quebecor Media, Inc.
      11.125%, 07/15/11. . . . .               2,145,000            1,976,081
     Radio One, Inc.
      8.875%, 07/01/11 . . . . .                 420,000              449,400
     Regal Cinemas, Inc.
      9.375%, 02/01/12 . . . . .               1,000,000            1,065,000
     RH Donnelley Finance Corp. I
      10.875%, 12/15/12(S) . . .               2,045,000            2,229,050
     Salem Communications Corp.
      7.75%, 12/15/10. . . . . .                 700,000              698,250
     Sinclair Broadcast Group,
      Inc.
      8.00%, 03/15/12. . . . . .                 535,000              557,738
      8.00%, 03/15/12(S) . . . .                 610,000              635,925
      8.75%, 12/15/11. . . . . .                 648,000              697,410
     Time Warner Telecom, Inc.
      10.125%, 02/01/11. . . . .               1,638,000              884,520
                                            PRINCIPAL                VALUE
                                             AMOUNT                 (NOTE 1)
-------------------------------------------------------------------------------

     Vivendi Universal S.A.
      2.00%, 03/08/06. . . . . .        $      2,130,000         $  1,318,502
     Young Broadcasting Corp.
      8.50%, 12/15/08. . . . . .                 610,000              629,825
      8.75%, 06/15/07. . . . . .                 680,000              663,000
      10.00%, 03/01/11 . . . . .               1,133,000            1,130,168

                                                                 ------------
                                                                   79,888,344
                                                                 ------------
     RESTAURANTS (0.2%)
     SC International Services,
      Inc.
      9.25%, 09/01/07. . . . . .               1,600,000              960,000
                                                                 ------------
     SPECIALTY STORES (0.2%)
     AutoNation, Inc.
      9.00%, 08/01/08. . . . . .                 375,000              378,750
     United Auto Group, Inc.
      9.625%, 03/15/12(S). . . .                 933,000              905,010

                                                                 ------------
                                                                    1,283,760
                                                                 ------------
     TEXTILES & APPAREL (0.3%)
     Collins & Aikman
      Floorcoverings
      9.75%, 02/15/10. . . . . .                 876,000              876,000
     St. John Knits
      International, Inc.
      12.50%, 07/01/09 . . . . .                 605,000              623,150

                                                                 ------------
                                                                    1,499,150
                                                                 ------------

      TOTAL CONSUMER                                              149,960,202
       DISCRETIONARY . . . . . .                                 ------------
     CONSUMER STAPLES (3.1%)
     DRUG RETAIL (0.3%)
     Rite Aid Corp.
      11.25%, 07/01/08 . . . . .               2,109,000            1,950,825
                                                                 ------------
     FOOD DISTRIBUTORS (0.1%)
     B&G Foods, Inc.
      9.625%, 08/01/07 . . . . .                 600,000              617,250
                                                                 ------------
     FOOD PRODUCTS (1.1%)
     Dean Foods Co.
      8.15%, 08/01/07. . . . . .                 630,000              663,075
     Del Monte Corp.
      8.625%, 12/15/12(S). . . .                 840,000              856,800
      Series B
      9.25%, 05/15/11. . . . . .                 870,000              905,888
     Dimon, Inc.
      9.625%, 10/15/11 . . . . .               2,265,000            2,395,237
     Dole Foods Co.
      7.25%, 05/01/09. . . . . .                 865,000              837,728
     Swift & Co.
      10.125%, 10/01/09(S) . . .                 890,000              841,050

                                                                 ------------
                                                                    6,499,778
                                                                 ------------
     FOOD RETAIL (1.1%)
     Ingles Markets, Inc.
      8.875%, 12/01/11 . . . . .               1,200,000            1,110,000
     Marsh Supermarkets, Inc.
      8.875%, 08/01/07 . . . . .                 550,000              489,500
     Pathmark Stores, Inc.
      8.75%, 02/01/12. . . . . .                  45,000               41,400
     Roundy's, Inc.
      8.875%, 06/15/12 . . . . .               2,145,000            2,102,100
      8.875%, 06/15/12(S). . . .                 700,000              686,000
     Stater Brothers Holdings
      10.75%, 08/15/06 . . . . .               1,560,000            1,583,400

                                                                 ------------
                                                                    6,012,400
                                                                 ------------
     HOUSEHOLD PRODUCTS (0.2%)
     Johnson Diversey, Inc.
      9.625%, 05/15/12(S). . . .                 935,000              984,088
                                                                 ------------
111


EQ ADVISORS TRUST
EQ/HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002
                                            PRINCIPAL                VALUE
                                             AMOUNT                (NOTE 1)
-------------------------------------------------------------------------------

     PERSONAL PRODUCTS (0.3%)
     Playtex Products, Inc.
      9.375%, 06/01/11 . . . . .        $        815,000         $    900,575
     Remington Products Co. LLC
      11.00%, 05/15/06 . . . . .               1,115,000              915,694

                                                                 ------------
                                                                    1,816,269
                                                                 ------------
      TOTAL CONSUMER STAPLES . .                                   17,880,610
                                                                 ------------
     ENERGY (5.7%)
     INTEGRATED OIL & GAS (0.6%)
     Coastal Corp.
      7.75%, 06/15/10. . . . . .                 450,000              353,250
     Ferrellgas Partners LP
      8.75%, 06/15/12. . . . . .               2,000,000            2,070,000
     Lomak Petroleum, Inc.
      8.75%, 01/15/07. . . . . .                 910,000              916,825
     Petrobas International
      Financial Co.
      9.125%, 02/01/07(S). . . .                 285,000              267,900

                                                                 ------------
                                                                    3,607,975
                                                                 ------------
     OIL & GAS DRILLING (0.6%)
     Pride Petroleum Services,
      Inc.
      9.375%, 05/01/07 . . . . .               3,140,000            3,281,300
                                                                 ------------
     OIL & GAS EQUIPMENT & SERVICES (2.1%)
     CMS Panhandle Holdings Corp.
      7.00%, 07/15/29. . . . . .                 350,000              310,309
     El Paso Corp.
      7.375%, 12/15/12 . . . . .               2,000,000            1,340,000
      7.75%, 01/15/32. . . . . .               2,250,000            1,395,000
      7.875%, 06/15/12(S). . . .               1,500,000            1,050,000
     El Paso Energy Partners LP
      8.50%, 06/01/11. . . . . .                 750,000              695,625
      8.50%, 06/01/11(b) . . . .                 700,000              649,250
      10.625%, 12/01/12(S) . . .                 800,000              818,000
     Hanover Equipment Trust 2001
      A
      8.50%, 09/01/08(S) . . . .               1,195,000            1,165,125
     Limestone Electron Trust
      8.625%, 03/15/03(S). . . .               1,050,000              987,919
     SESI, LLC
      8.875%, 05/15/11 . . . . .               1,160,000            1,183,200
     Sonat, Inc.
      7.625%, 07/15/11 . . . . .               3,000,000            2,010,000

                                                                 ------------
                                                                   11,604,428
                                                                 ------------
     OIL & GAS EXPLORATION & PRODUCTION (1.8%)
     Bluewater Finance Ltd.
      10.25%, 02/15/12 . . . . .               2,150,000            2,107,000
     Chesapeake Energy Corp.
      7.75%, 01/15/15(S) . . . .                 200,000              199,000
      7.75%, 01/15/15(b) . . . .                 250,000              248,750
      9.00%, 08/15/12. . . . . .               2,305,000            2,443,300
     Grant Prideco, Inc.
      9.00%, 12/15/09(S) . . . .                 495,000              514,800
     Pemex Project Funding Master Trust
      7.375%, 12/15/14(S). . . .                 500,000              512,500
     Vintage Petroleum
      8.25%, 05/01/12. . . . . .               1,550,000            1,612,000
      8.625%, 02/01/09 . . . . .               1,400,000            1,414,000
      9.00%, 12/15/05. . . . . .                 500,000              502,500
     Westport Resources Corp.
      8.25%, 11/01/11(S) . . . .                 860,000              903,000

                                                                 ------------
                                                                   10,456,850
                                                                 ------------
     OIL & GAS REFINING & MARKETING (0.6%)
     Frontier Oil Corp.
      11.75%, 11/15/09 . . . . .                 535,000              551,050
     Giant Industries
      11.00%, 05/15/12 . . . . .                 500,000              335,000
     Pennzoil-Quaker State Co.
      10.00%, 11/01/08 . . . . .                 650,000              802,750
                                            PRINCIPAL                VALUE
                                             AMOUNT                 (NOTE 1)
-------------------------------------------------------------------------------

     Tesoro Petroleum Corp.
      9.625%, 11/01/08 . . . . .        $        585,000         $    397,800
      9.625%, 04/01/12 . . . . .               1,595,000            1,036,750

                                                                 ------------
                                                                    3,123,350
                                                                 ------------
      TOTAL ENERGY . . . . . . .                                   32,073,903
                                                                 ------------
     FINANCIALS (11.0%)
     ASSET BACKED (1.4%)
     Credit & Repackaged Securities Ltd.
      10.12%, 10/30/06+. . . . .               1,100,000            1,152,250
     H&E Equipment Services
      LLC/H&E Finance Corp.
      11.125%, 06/15/12(S) . . .               2,990,000            2,242,500
     Markel Capital Trust I,
      Series B
      8.71%, 01/01/46. . . . . .               1,655,000            1,274,350
     Nationwide CSN Trust
      9.875%, 02/15/25(S). . . .               3,000,000            3,253,119

                                                                 ------------
                                                                    7,922,219
                                                                 ------------
     DIVERSIFIED FINANCIALS (3.6%)
     Case Credit Corp.
      6.125%, 02/15/03 . . . . .               1,000,000              993,535
     Finova Group, Inc.
      7.50%, 11/15/09. . . . . .               7,326,000            2,527,470
      Morgan Stanley TRACERS
      8.20%, 05/01/12(S) . . . .               5,516,000            5,522,840
     Panhandle Holding Co.
      6.50%, 07/15/09. . . . . .                 250,000              238,475
     Sprint Capital Corp.
      8.375%, 03/15/12 . . . . .               9,000,000            8,955,000
     Western Financial Bank- FSB
      9.625%, 05/15/12 . . . . .               1,360,000            1,319,200
     Williams Scotsman, Inc.
      9.875%, 06/01/07 . . . . .                 848,000              784,400

                                                                 ------------
                                                                   20,340,920
                                                                 ------------
     FOREIGN GOVERNMENT (3.1%)
     Federative Republic of
      Brazil
      2.56%, 04/15/06. . . . . .               5,264,000            4,040,664
      8.00%, 04/15/14. . . . . .               2,278,109            1,492,364
      11.625%, 04/15/04. . . . .               1,000,000              957,500
     Republic of Bulgaria
      8.25%, 01/15/15. . . . . .                 305,000              332,831
     Republic of Colombia
      10.00%, 01/23/12 . . . . .                 720,000              727,200
     Republic of Panama
      5.00%, 07/17/14. . . . . .               1,333,320            1,189,623
      9.375%, 07/23/12 . . . . .                 500,000              535,000
      10.75%, 05/15/20 . . . . .                 275,000              306,488
     Republic of Peru
      9.125%, 01/15/08 . . . . .                 500,000              505,000
      9.125%, 02/21/12 . . . . .               1,950,000            1,911,000
     Republic of Philipines
      10.625%, 03/16/25. . . . .                 360,000              371,700
     Russian Federation
      5.00%, 03/31/30(b)(e). . .               2,000,000            1,585,000
      5.00%, 03/31/30(S)(e). . .               2,450,000            1,941,625
     Ukraine Government
      11.00%, 03/15/07 . . . . .                 226,800              234,738
     United Mexican States
      8.30%, 08/15/31. . . . . .                 400,000              422,000
      8.375%, 01/14/11 . . . . .               1,000,000            1,133,750

                                                                 ------------
                                                                   17,686,483
                                                                 ------------
     INSURANCE (0.3%)
     Fairfax Financial Holdings
      Ltd.
      7.375%, 04/15/18 . . . . .                 453,000              274,044
      7.75%, 07/15/37. . . . . .                 453,000              260,190
      8.25%, 10/01/15. . . . . .                 263,000              178,017
     Jefferson Smurfit Group plc
      8.25%, 10/01/12(S) . . . .                 130,000              132,600

112


EQ ADVISORS TRUST
EQ/HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002
                                            PRINCIPAL                VALUE
                                             AMOUNT                (NOTE 1)
-------------------------------------------------------------------------------

     PXRE Capital Trust I
      8.85%, 02/01/27. . . . . .        $      1,402,000         $  1,100,570

                                                                 ------------
                                                                    1,945,421
                                                                 ------------
     REAL ESTATE (2.6%)
     Felcor Lodging LP
      8.50%, 06/01/11. . . . . .                 369,000              363,465
      9.50%, 09/15/08. . . . . .                 961,000              980,220
     Host Marriott LP (REIT)
      8.375%, 02/15/06 . . . . .                 600,000              594,000
      9.50%, 01/15/07. . . . . .               2,680,000            2,720,200
     Host Marriott LP,
       Series G
      9.25%, 10/01/07. . . . . .               1,615,000            1,631,150
     Istar Financial, Inc.
      8.75%, 08/15/08. . . . . .               1,325,000            1,410,102
     LNR Property Corp.
      9.375%, 03/15/08 . . . . .                 750,000              735,000
      10.50%, 01/15/09 . . . . .               2,175,000            2,196,750
     Meristar Hospitality Corp. (REIT)
      9.125%, 01/15/11 . . . . .                 575,000              500,250
      10.50%, 06/15/09 . . . . .               1,073,000              979,113
     Ventas Realty LP Capital
      Corp.
      8.75%, 05/01/09. . . . . .               1,850,000            1,914,750
     Ventas Realty LP Capital
      Corp. (REIT)
      9.00%, 05/01/12. . . . . .                 615,000              642,675

                                                                 ------------
                                                                   14,667,675
                                                                 ------------
      TOTAL FINANCIALS . . . . .                                   62,562,718
                                                                 ------------
     HEALTH CARE (5.6%)
     HEALTH CARE EQUIPMENT & SERVICES (5.6%)
     Advanced Medical Optics,
      Inc.
      9.25%, 07/15/10. . . . . .                 850,000              875,500
     Alliance Imaging, Inc.
      10.375%, 04/15/11. . . . .                 585,000              570,375
     Amerisource Bergen Corp.
      7.25%, 11/15/12(S) . . . .               2,000,000            2,050,000
      8.125%, 09/01/08 . . . . .                 575,000              612,375
     Beverly Enterprises, Inc.
      9.00%, 02/15/06. . . . . .               2,500,000            2,100,000
     Concentra Operating Corp.
      13.00%, 08/15/09 . . . . .               1,771,000            1,788,710
     Extendicare Health Services,
      Inc.
      9.50%, 07/01/10(S) . . . .               3,010,000            2,919,700
     Fisher Scientific
      International, Inc.
      9.00%, 02/01/08. . . . . .               1,750,000            1,824,375
     Fresenius Medical Care
      Capital Tranche V
      7.375%, 06/15/11 . . . . .               1,000,000              975,937
     Hanger Orthopedic Group ,
      Inc.
      10.375%, 02/15/09. . . . .               1,195,000            1,236,825
     HCA Healthcare Co.
      7.875%, 02/01/11 . . . . .               1,790,000            1,962,535
     HEALTHSOUTH Corp.
      8.375%, 10/01/11 . . . . .               1,800,000            1,521,000
      8.50%, 02/01/08. . . . . .                 630,000              541,800
     Iasis Healthcare Corp.
      13.00%, 10/15/09 . . . . .               1,610,000            1,714,650
     Omnicare, Inc.
      8.125%, 03/15/11 . . . . .                 755,000              807,850
     Pacificare Health Systems,
      Inc.
      10.75%, 06/01/09 . . . . .               3,405,000            3,643,350
     Rotech Healthcare, Inc.
      9.50%, 04/01/12(S) . . . .               2,000,000            2,002,500
     Stewart Enterprises, Inc.
      10.75%, 07/01/08 . . . . .               1,118,000            1,235,390
     Triad Hospitals Holdings,
      Inc.
      11.00%, 05/15/09 . . . . .                 720,000              795,600
                                            PRINCIPAL                VALUE
                                             AMOUNT                 (NOTE 1)
-------------------------------------------------------------------------------

      Series B
      8.75%, 05/01/09. . . . . .        $      1,033,000         $  1,106,601
     Vanguard Health Systems
      9.75%, 08/01/11. . . . . .               1,280,000            1,222,400

                                                                 ------------
      TOTAL HEALTH CARE  . . . .                                   31,507,473
                                                                 ------------
     INDUSTRIALS (10.3%)
     AEROSPACE & DEFENSE (0.2%)
     K & F Industries
      9.625%, 12/15/10(S). . . .                 665,000              676,637
     Sequa Corp.
      9.00%, 08/01/09. . . . . .                 698,000              670,080

                                                                 ------------
                                                                    1,346,717
                                                                 ------------
     AIRLINES (0.6%)
     Dunlop Stand Aero Holdings
      11.875%, 05/15/09. . . . .               1,640,000            1,674,850
     United Air Lines, Inc.,
      Series 00-1
      7.73%, 07/01/10. . . . . .               1,300,000            1,000,116
      7.783%, 01/01/14 . . . . .                 846,318              662,760

                                                                 ------------
                                                                    3,337,726
                                                                 ------------
     BUILDING PRODUCTS (0.2%)
     Corrections Corp. of America
      9.875%, 05/01/09(S). . . .               1,035,000            1,097,100
                                                                 ------------
     COMMERCIAL SERVICES & SUPPLIES (4.1%)
     Alderwoods Group, Inc.
      11.00%, 01/02/07 . . . . .                 631,300              631,300
      12.25%, 01/02/09 . . . . .               1,095,000              996,450
     Allied Waste North America
      8.875%, 04/01/08 . . . . .               2,638,000            2,677,570
      8.50%, 12/01/08. . . . . .               3,665,000            3,683,325
      9.25%, 09/01/12(S) . . . .                 800,000              820,000
      10.00%, 08/01/09 . . . . .               4,640,000            4,605,200
     Avis Group Holdings, Inc.
      11.00%, 05/01/09 . . . . .               2,295,000            2,513,025
     Coinmach Corp.
      9.00%, 02/01/10. . . . . .                 825,000              865,219
     Iron Mountain, Inc.
      8.625%, 04/01/13 . . . . .                 830,000              867,350
     Mail-Well I Corp.
      9.625%, 03/15/12 . . . . .               1,120,000              996,800
     Newpark Resources, Inc.
      8.625%, 12/15/07 . . . . .               1,500,000            1,432,500
     Service Corp. International
      6.50%, 03/15/08. . . . . .               1,456,000            1,303,120
      7.70%, 04/15/09(S) . . . .               1,544,000            1,443,640

                                                                 ------------
                                                                   22,835,499
                                                                 ------------
     CONSTRUCTION & ENGINEERING (1.0%)
     Beazer Homes USA, Inc.
      8.375%, 04/15/12 . . . . .               1,255,000            1,292,650
     MDC Holdings, Inc.
      7.00%, 12/01/12. . . . . .                 685,000              661,025
     Meritage Corp.
      9.75%, 06/01/11. . . . . .               1,468,000            1,534,060
     Schuler Homes, Inc.
      10.50%, 07/15/11 . . . . .               2,005,000            2,055,125

                                                                 ------------
                                                                    5,542,860
                                                                 ------------
     INDUSTRIAL CONGLOMERATES (2.1%)
     Applied Extrusion
      Technology, Series B
      10.75%, 07/01/11 . . . . .               1,567,000            1,010,715
     Grey Wolf, Inc.
      8.875%, 07/01/07 . . . . .               1,341,000            1,367,820
     Tyco International Group
      S.A.
      (Zero Coupon), 02/12/21. .               3,000,000            2,261,250
      6.125%, 04/04/07 . . . . .               2,250,000            2,101,414
      6.25%, 06/15/03. . . . . .               2,600,000            2,580,500

113


EQ ADVISORS TRUST
EQ/HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002
                                            PRINCIPAL                VALUE
                                             AMOUNT                 (NOTE 1)
-------------------------------------------------------------------------------

      6.375%, 10/15/11 . . . . .        $        599,000         $    560,065
      6.75%, 02/15/11. . . . . .               1,790,000            1,691,550
     Werner Holdings Co., Inc.
      10.00%, 11/15/07 . . . . .                 400,000              402,000

                                                                 ------------
                                                                   11,975,314
                                                                 ------------
     MACHINERY (2.1%)
     Case Corp.
      6.25%, 12/01/03. . . . . .               1,600,000            1,552,000
     Cummins, Inc.
      9.50%, 12/01/10(S) . . . .               1,305,000            1,389,825
     Dresser, Inc.
      9.375%, 04/15/11 . . . . .               2,400,000            2,412,000
     Flowserve Corp.
      12.25%, 08/15/10 . . . . .               1,175,000            1,280,750
     NMHG Holding Co.
      10.00%, 05/15/09 . . . . .                 878,000              878,000
     Penhall International
      12.00%, 08/01/06 . . . . .                 775,000              441,750
     SPX Corp.
      7.50%, 01/01/13. . . . . .               2,885,000            2,924,669
     Terex Corp.
      10.375%, 04/01/11. . . . .               1,180,000            1,109,200

                                                                 ------------
                                                                   11,988,194
                                                                 ------------
      TOTAL INDUSTRIALS  . . . .                                   58,123,410
                                                                 ------------
     INFORMATION TECHNOLOGY (1.1%)
     ELECTRONIC EQUIPMENT & INSTRUMENTS (0.2%)
     Flextronics International
      Ltd.
      9.875%, 07/01/10 . . . . .                 255,000              274,762
     Stoneridge, Inc.
      11.50%, 05/01/12 . . . . .                 645,000              615,975

                                                                 ------------
                                                                      890,737
                                                                 ------------
     SEMICONDUCTOR EQUIPMENT (0.1%)
     ON Semiconductor Corp.
      12.00%, 05/15/08(S). . . .               1,025,000              753,375
                                                                 ------------
     SEMICONDUCTORS (0.3%)
     Fairchild Semiconductor
      10.375%, 10/01/07. . . . .               1,115,000            1,170,750
      10.50%, 02/01/09 . . . . .                 675,000              729,000

                                                                 ------------
                                                                    1,899,750
                                                                 ------------
     TELECOMMUNICATIONS EQUIPMENT (0.5%)
     Filtronic plc
      10.00%, 12/01/05 . . . . .               2,783,000            2,532,530
                                                                 ------------

      TOTAL INFORMATION                                             6,076,392
       TECHNOLOGY  . . . . . . .                                 ------------
     MATERIALS (13.7%)
     CHEMICALS (5.2%)
     Airgas, Inc.
      9.125%, 10/01/11 . . . . .                 918,000              991,440
     Aqua Chemicals, Inc.
      11.25%, 07/01/08 . . . . .               2,375,000            1,781,250
     Avecia Group plc
      11.00%, 07/01/09 . . . . .               4,160,000            3,244,800
     Equistar Chemicals Funding
      10.125%, 09/01/08. . . . .               2,720,000            2,475,200
     Equistar Chemicals LP
      8.75%, 02/15/09. . . . . .                 440,000              385,000
     Ferro Corp.
      9.125%, 01/01/09 . . . . .                 745,000              786,375
     FMC Corp.
      10.25%, 11/01/09(S). . . .               1,355,000            1,463,400
     Foamex LP Capital Corp.
      10.75%, 04/01/09(S). . . .               1,250,000              875,000
     Georgia Gulf Corp.
      10.375%, 11/01/07. . . . .               1,666,000            1,765,960
                                            PRINCIPAL                VALUE
                                             AMOUNT                 (NOTE 1)
-------------------------------------------------------------------------------

     Hercules, Inc.
      11.125%, 11/15/07. . . . .        $      1,724,000         $  1,922,260
     Huntsman ICI Chemicals
      10.125%, 07/01/09. . . . .               2,861,000            2,374,630
     ISP ChemCo
      10.25%, 07/01/11 . . . . .               2,300,000            2,380,500
     Lyondell Chemical Co.
      9.50%, 12/15/08(S) . . . .                 350,000              325,500
      9.625%, 05/01/07 . . . . .               3,153,000            3,026,880
      10.875%, 05/01/09. . . . .                 617,000              527,535
      Series B
      9.875%, 05/01/07 . . . . .               1,065,000            1,022,400
     Millennium America, Inc.
      9.25%, 06/15/08. . . . . .               1,550,000            1,615,875
     OM Group, Inc.
      9.25%, 12/15/11. . . . . .               1,200,000              648,000
     Resolution Performance
      13.50%, 11/15/10 . . . . .               1,811,000            1,910,605

                                                                 ------------
                                                                   29,522,610
                                                                 ------------
     CONSTRUCTION MATERIALS (0.4%)
     Associated Materials, Inc.
      9.75%, 04/15/12. . . . . .                 555,000              585,525
     Building Materials Corp.
      8.00%, 12/01/08. . . . . .               1,400,000            1,120,000
     Western Gas Resources, Inc.
      10.00%, 06/15/09 . . . . .                 750,000              802,500

                                                                 ------------
                                                                    2,508,025
                                                                 ------------
     CONTAINERS & PACKAGING (3.6%)
     Amtrol Acquisition, Inc.
      10.625%, 12/31/06. . . . .               1,723,000              835,655
     Berry Plastics Corp.
      10.75%, 07/15/12 . . . . .               1,240,000            1,320,600
     BWAY Corp.
      10.00%, 10/15/10(S). . . .                 695,000              721,062
     Caraustar Industries, Inc.
      9.875%, 04/01/11 . . . . .                 625,000              643,750
     Graphic Packaging
      International Corp.
      8.625%, 02/15/12 . . . . .                 655,000              689,388
     Greif Brothers Corp.
      8.875%, 08/01/12 . . . . .                 850,000              901,000
     Owens-Brockway Glass
      Containers
      8.75%, 11/15/12(S) . . . .               2,000,000            2,030,000
      8.875%, 02/15/09 . . . . .               3,155,000            3,249,650
     Plastipak Holdings, Inc.
      10.75%, 09/01/11 . . . . .               1,594,000            1,675,692
     Pliant Corp.
      13.00%, 06/01/10 . . . . .                 620,000              568,850
      13.00%, 06/01/10 . . . . .                 690,000              631,350
     Riverwood International
      Corp.
      10.625%, 08/01/07. . . . .                 403,000              417,105
      10.875%, 04/01/08. . . . .                 200,000              201,000
     Russell-Stanley Holdings,
      Inc.
      9.00%, 11/30/08(S) . . . .               1,462,508            1,096,881
     Silgan Holdings, Inc.
      9.00%, 06/01/09. . . . . .               1,248,000            1,301,040
     Stone Container Corp.
      9.25%, 02/01/08. . . . . .               1,140,000            1,205,550
      9.75%, 02/01/11. . . . . .                 723,000              773,610
      11.50%, 08/15/06(S). . . .               1,900,000            2,014,000

                                                                 ------------
                                                                   20,276,183
                                                                 ------------
     METALS & MINING (2.0%)
     Century Aluminum Co.
      11.75%, 04/15/08 . . . . .               1,000,000              970,000
     Compass Minerals Group, Inc.
      10.00%, 08/15/11 . . . . .               1,200,000            1,314,000

114


EQ ADVISORS TRUST
EQ/HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002
                                            PRINCIPAL                VALUE
                                             AMOUNT                (NOTE 1)
-------------------------------------------------------------------------------

     Jorgensen (Earle M.) Co.
      9.75%, 06/01/12. . . . . .        $        918,000         $    934,065
     ORMET, Corp.
      11.00%, 08/15/08(S). . . .               2,500,000            1,300,000
     P & L Coal Holdings Corp.
      8.875%, 05/15/08 . . . . .                 369,000              387,450
      9.625%, 05/15/08 . . . . .               2,338,000            2,469,513
     Steel Dynamics, Inc.
      9.50%, 03/15/09. . . . . .                 790,000              827,525
     Trimas Corp.
      9.875%, 06/01/12(S). . . .                 740,000              732,600
      9.875%, 06/15/12(S). . . .                 350,000              346,500
     United States Steel LLC
      10.75%, 08/01/08 . . . . .               1,973,000            1,943,405

                                                                 ------------
                                                                   11,225,058
                                                                 ------------
     PAPER & FOREST PRODUCTS (2.5%)
     Abitibi-Consolidated, Inc.
      8.55%, 08/01/10. . . . . .               2,365,000            2,624,838
      8.85%, 08/01/30. . . . . .                 600,000              645,216
     Bowater, Inc.
      7.95%, 11/15/11. . . . . .                 670,000              707,965
     Crown Paper Co.
      11.00%, 09/01/05+. . . . .               5,735,000                   --
     Doman Industries, Ltd.
      12.00%, 07/01/04 . . . . .                 640,000              589,600
     Fort James Corp.
      6.70%, 11/15/03. . . . . .               1,610,000            1,585,850
     Georgia-Pacific Corp.
      8.125%, 05/15/11 . . . . .               1,300,000            1,235,000
      8.125%, 06/15/23 . . . . .               1,000,000              810,000
      9.50%, 05/15/22. . . . . .                 700,000              619,500
      9.875%, 11/01/21 . . . . .               1,140,000            1,026,000
     MDP Acquisitions plc
      9.625%, 10/01/12(S). . . .               1,325,000            1,378,000
      9.625%, 10/01/12(b). . . .                 700,000              728,000
      10.125%, 10/01/12. . . . .               1,350,000            1,445,017
     Tembec Industries, Inc.
      8.625%, 06/30/09 . . . . .                 690,000              695,175

                                                                 ------------
                                                                   14,090,161
                                                                 ------------
      TOTAL MATERIALS  . . . . .                                   77,622,037
                                                                 ------------
     TELECOMMUNICATION SERVICES (9.2%)
     DIVERSIFIED TELECOMMUNICATION SERVICES (5.0%)
     AT&T Corp.
      8.00%, 11/15/31. . . . . .                 300,000              330,670
     Deutsche Telekom
      8.25%, 06/15/30. . . . . .               1,200,000            1,386,181
     France Telecom SA
      7.75%, 03/01/11. . . . . .               1,000,000            1,156,270
      9.00%, 03/01/31. . . . . .                 450,000              547,800
     GCI, Inc.
      9.75%, 08/01/07. . . . . .                 893,000              714,400
     Insight Midwest LP/Insight
      Capital
      9.75%, 10/01/09. . . . . .                 200,000              190,000
      9.75%, 10/01/09(S) . . . .               1,420,000            1,349,000
      9.75%, 10/01/09(b) . . . .               1,000,000              950,000
      10.50%, 11/01/10 . . . . .               1,750,000            1,701,875
     Microcell Telecommunications, Inc.,
      Series B
      14.00%, 06/01/06 (e) . . .               2,326,000               69,780
     PTC International Finance II
      S.A.
      11.25%, 12/01/09 . . . . .               2,718,000            2,881,080
     Qwest Capital Funding, Inc.
      7.25%, 02/15/11. . . . . .               4,032,000            2,580,480
     Qwest Corp.
      6.875%, 09/15/33 . . . . .               1,500,000            1,155,000
      7.20%, 11/01/04. . . . . .               2,000,000            1,900,000
      8.875%, 03/15/12(S). . . .               3,575,000            3,467,750
                                            PRINCIPAL                VALUE
                                             AMOUNT                 (NOTE 1)
-------------------------------------------------------------------------------

     Qwest Services Corp.
      13.50%, 12/15/10(S). . . .        $      3,192,000         $  3,319,680
     Tritel PCS, Inc.
      12.75%, 05/15/09 (e) . . .               2,400,000            2,232,000
      10.375%, 01/15/11 (e). . .               1,565,000            1,674,550
     TSI Telecommunication Services, Inc.
      12.75%, 02/01/09 . . . . .               1,000,000              890,000

                                                                 ------------
                                                                   28,496,516
                                                                 ------------
     WIRELESS TELECOMMUNICATION SERVICES (4.2%)
     Crown Castle International
      Corp.
      10.75%, 08/01/11 . . . . .               1,450,000            1,268,750
     Dobson / Sygnet
      Communication
      12.25%, 12/15/08 . . . . .               2,063,000            1,578,195
     Nextel Communications, Inc.
      9.375%, 11/15/09 . . . . .                   3,000                2,715
     Nextel Communications, Inc.
      (Zero Coupon), 09/15/07. .               2,911,000            2,780,005
      (Zero Coupon), 02/15/08. .                 726,000              664,290
      0.00%, 06/30/08(e)+. . . .               2,000,000            1,852,600
      5.438%, 12/31/08(e)+ . . .               2,000,000            1,852,600
     Nextel Partners, Inc.
      11.00%, 03/15/10 . . . . .               1,130,000              960,500
      0.00%, 02/01/09(e) . . . .                 910,000              682,500
     Rogers Cantel, Inc.
      9.375%, 06/01/08 . . . . .               1,700,000            1,598,000
     Rural Cellular Corp.
      9.75%, 01/15/10. . . . . .               4,545,000            2,727,000
     TeleCorp PCS, Inc.
      10.625%, 07/15/10. . . . .               2,674,000            2,874,550
     Telus Corp.
      7.50%, 06/01/07. . . . . .               2,200,000            2,134,000
     Triton PCS, Inc.
      8.75%, 11/15/11. . . . . .                 448,000              362,880
      0.00%, 05/01/08 (e). . . .               2,169,000            1,805,693
     Voicestream Wireless Corp.
      10.375%, 11/15/09. . . . .                 300,000              315,000

                                                                 ------------
                                                                   23,459,278
                                                                 ------------

      TOTAL TELECOMMUNICATION                                      51,955,794
       SERVICES  . . . . . . . .                                 ------------
     UTILITIES (3.9%)
     ELECTRIC UTILITIES (2.6%)
     BRL Universal Equipment
      8.875%, 02/15/08 . . . . .                 900,000              936,000
     Calpine Corp.
      8.75%, 07/15/07. . . . . .               3,500,000            1,522,500
     CMS Energy Corp.
      7.00%, 01/15/05. . . . . .               1,650,000            1,435,500
      7.50%, 01/15/09. . . . . .                 500,000              425,000
     Commonwealth Edison Co.
      5.875%, 08/28/07+. . . . .                 941,667              941,667
     Edison Mission Energy
      9.875%, 04/15/11 . . . . .               2,150,000            1,010,500
      10.00%, 08/15/08 . . . . .               1,000,000              480,000
     Ipalco Enterprises, Inc.
      7.375%, 11/14/08 . . . . .                 800,000              704,000
      7.625%, 11/14/11 . . . . .               1,200,000            1,044,000
     Pinnacle Partners
      8.83%, 08/15/04(S) . . . .               1,500,000            1,415,136
     PSEG Energy Holdings, Inc.
      8.50%, 06/15/11. . . . . .               1,000,000              815,000
      8.625%, 02/15/08 . . . . .               1,250,000            1,043,750
     Reliant Energy Resources,
      Inc.
      7.75%, 02/15/11. . . . . .               1,650,000            1,387,821
     Teco Energy, Inc.
      10.50%, 12/01/07(S). . . .                 710,000              695,800
                                       115


EQ ADVISORS TRUST
EQ/HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002
                                          PRINCIPAL                VALUE
                                             AMOUNT                 (NOTE 1)
-------------------------------------------------------------------------------

      Tucson Electric Power Co.
      (Zero Coupon), 10/25/07+ .        $      1,000,000         $    990,000

                                                                 ------------
                                                                   14,846,674
                                                                 ------------
     MULTI - UTILITIES (1.1%)
     South Point Energy Center
      LLC/Broad River Energy
      8.40%, 05/30/12(S) . . . .               1,705,736            1,142,843
     Williams Cos., Inc.
      7.75%, 06/15/31. . . . . .               1,000,000              625,000
      7.875%, 09/01/21 . . . . .               2,500,000            1,575,000
      8.125%, 03/15/12(S). . . .               1,800,000            1,224,000
      8.75%, 03/15/32(S) . . . .               2,500,000            1,637,500
      9.25%, 03/15/04. . . . . .                 200,000              159,000

                                                                 ------------
                                                                    6,363,343
                                                                 ------------
     WATER UTILITIES (0.2%)
     National Waterworks, Inc.
      10.50%, 12/01/12(S). . . .                 765,000              798,469
                                                                 ------------
      TOTAL UTILITIES  . . . . .                                   22,008,486
                                                                 ------------
     TOTAL LONG-TERM DEBT SECURITIES (90.1%)
      (Cost $531,416,994). . . .                                  509,771,025
                                                                 ------------



                                        -------------------

     COMMON STOCKS:
     INDUSTRIALS (0.0%)
     MACHINERY (0.0%)

     Goss Holdings, Inc., Class                   83,633                   --
      B*+. . . . . . . . . . . .                                 ------------
     MATERIALS (0.0%)
     CONTAINERS & PACKAGING (0.0%)

     Russell-Stanley Holdings,                   200,000                   --
      Inc.*+ . . . . . . . . . .                                 ------------
     TELECOMMUNICATION SERVICES (0.0%)
     DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%)
     RCN Corp.*. . . . . . . . .                   1,867                  990
     Versatel Telecom
      International N.V. * . . .                  92,251               28,074

                                                                 ------------
 TOTAL TELECOMMUNICATION SERVICES                                      29,064
                                                                 ------------
     TOTAL COMMON STOCKS (0.0%)
      (Cost $664,239). . . . . .                                       29,064
                                                                 ------------

     PREFERRED STOCKS:
     CONSUMER DISCRETIONARY (0.8%)
     MEDIA (0.8%)
     CSC Holdings, Inc.,
      Series H
      11.75% . . . . . . . . . .                  11,910            1,131,450
      Series M
      11.125%. . . . . . . . . .                  38,100            3,543,300

                                                                 ------------

      TOTAL CONSUMER                                                4,674,750
       DISCRETIONARY . . . . . .                                 ------------
     FINANCIALS (0.6%)
     BANKS (0.1%)

     Riggs Capital Trust II                      400,000              370,000
      8.875% . . . . . . . . . .                                 ------------
     DIVERSIFIED FINANCIALS (0.1%)

     Sinclair Capital                              4,300              455,800
      11.625%. . . . . . . . . .                                 ------------
     REAL ESTATE (0.4%)

     Sovereign (REIT)                              2,005            2,225,550
      12.00%(S). . . . . . . . .                                 ------------
      TOTAL FINANCIALS . . . . .                                    3,051,350
                                                                 ------------


-------------------------------------------------------------------------------

     HEALTH CARE (0.6%)
     HEALTH CARE EQUIPMENT & SERVICES (0.6%)
     Fresenius Medical Care
      Capital Tranche I
      7.875% . . . . . . . . . .                 950,000         $    935,750
         Tranche IV
      7.875% . . . . . . . . . .               2,420,000            2,347,400

                                                                 ------------
      TOTAL HEALTH CARE  . . . .                                    3,283,150
                                                                 ------------
     MATERIALS (0.2%)
     CHEMICALS (0.2%)

     Avecia Group plc*                            92,880            1,114,560
      16.00% . . . . . . . . . .                                 ------------
     TELECOMMUNICATION SERVICES (0.5%)
     DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%)
     Broadwing Communication,
      Inc., Series B
      12.50% . . . . . . . . . .                   1,890              167,738
     Intermedia Communication,
      Inc., Series B
      13.50% . . . . . . . . . .                       1                    2
     XO Communications, Inc.
      14.00% . . . . . . . . . .                     610                    6

                                                                 ------------
                                                                      167,746
                                                                 ------------
     WIRELESS TELECOMMUNICATION SERVICES (0.5%)
     Nextel Communications, Inc.,
      Series E                                     3,157
      11.125%. . . . . . . . . .                                    2,762,742
                                                                 ------------

      TOTAL TELECOMMUNICATION                                       2,930,488
       SERVICES  . . . . . . . .                                 ------------
     TOTAL PREFERRED STOCKS
      (2.7%)
      (Cost $15,966,345) . . . .                                   15,054,298
                                                                 ------------
     CONVERTIBLE PREFERRED STOCKS:
     INFORMATION TECHNOLOGY (0.0%)
     ELECTRONIC EQUIPMENT & INSTRUMENTS (0.0%)
     Interact Electronic
      Marketing, Series B*(b)                      1,500
      14.00% (Cost $15)  . . . .                                           15
                                                                 ------------
                                            NUMBER OF
                                            WARRANTS
                                        -------------------
     WARRANTS:
     CONSUMER DISCRETIONARY (0.0%)
     CATALOG RETAIL(0.0%)
     Jostens, Inc., Class E,
          expiring 1/5/2010* . .                   4,000              135,000
                                                                 ------------
     INFORMATION TECHNOLOGY (0.0%)
     APPLICATION SOFTWARE(0.0%)

     Interact Systems, Inc.,                       1,500                   15
      expiring 8/1/03*(b). . . .                                 ------------
     ELECTRONIC EQUIPMENT & INSTRUMENTS (0.0%)
     Interact Electronic
      Marketing, expiring                          1,500
      12/31/09*(b) . . . . . . .                                           15
                                                                 ------------

      TOTAL INFORMATION                                                    30
       TECHNOLOGY  . . . . . . .                                 ------------
     MATERIALS (0.0%)
     CONTAINERS & PACKAGING(0.0%)

     Pliant Corp.,                                   200                  200
      expiring 06/01/10*(S). . .                                 ------------
     TELECOMMUNICATION SERVICES (0.0%)
     DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%)

     Versatel Telecom BV,                         92,251                3,872
      expiring 10/10/04* . . . .                                 ------------
     TOTAL WARRANTS (0.0%)
      (Cost $28,750) . . . . . .                                      139,102
                                                                 ------------

116


EQ ADVISORS TRUST
EQ/HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002
                                            PRINCIPAL                VALUE
                                             AMOUNT                 (NOTE 1)
-------------------------------------------------------------------------------

     CONVERTIBLE BONDS:
     CONSUMER DISCRETIONARY (0.2%)
     MEDIA (0.2%)
      Jacor Communications, Inc.        $
      (Zero Coupon), 2/9/18  . .               1,000,000         $    495,000
     Vivendi Universal S.A.
      1.00%, 7/5/03. . . . . . .               2,315,000              590,859

                                                                 ------------
      TOTAL CONSUMER DISCRETIONAY                                   1,085,859
                                                                 ------------
     HEALTH CARE (0.2%)
     HEALTH CARE EQUIPMENT & SERVICES (0.2%)
     Total Renal Care DVA
      7.00%, 5/15/09 . . . . . .               1,200,000            1,198,500
                                                                 ------------
     TELECOMMUNICATION SERVICES (0.7%)
     DIVERSIFIED TELECOMMUNICATION SERVICES (0.4%)
     France Telecom SA
      2.50%, 2/16/03 . . . . . .              16,000,000            2,154,416
                                                                 ------------
     WIRELESS TELECOMMUNICATION SERVICES (0.3%)
     Rogers Communications, Inc.
      2.00%, 11/26/05. . . . . .               2,050,000            1,547,750
                                                                 ------------

      TOTAL TELECOMMUNICATION                                       3,702,166
       SERVICES  . . . . . . . .                                 ------------
     TOTAL CONVERTIBLE BONDS
      (1.1%)
      (Cost $5,774,709). . . . .                                 $  5,986,525
                                                                 ------------
     SHORT-TERM DEBT SECURITIES:
     COMMERCIAL PAPER (1.7%)
      ABN Amro Bank N.V.,
       1.27%, 3/27/03. . . . . .                 300,000              299,103
      BP America,
       1.27%, 3/26/03. . . . . .               2,300,000            2,293,215
      CBA Finance, Inc.,
       1.27%, 3/18/03. . . . . .               4,200,000            4,188,786
      HBOS Treasury Services,
       1.27%, 3/11/03. . . . . .                 100,000               99,756
       TXU Corp.,
       5.52%, 8/16/03. . . . . .               1,500,000            1,477,500
      UBS Finance (Del) LLC,
       1.25%, 3/5/03 . . . . . .                 500,000              498,900
       1.26%, 3/6/03 . . . . . .                 800,000              798,208
                                                                 ------------
      TOTAL COMMERCIAL PAPER . .                                    9,655,468
                                                                 ------------
     TIME DEPOSIT (0.2%)

     J.P. Morgan Chase Nassau,                 1,260,191            1,260,191
      0.73%, 1/2/03. . . . . . .                                 ------------
                                            PRINCIPAL                VALUE
                                             AMOUNT                 (NOTE 1)
-------------------------------------------------------------------------------

     U.S. GOVERNMENT (0.0%)

      U.S. Treasury Bills,              $        155,000         $    154,792
       2/13/03 (d) . . . . . . .                                 ------------
     U.S. GOVERNMENT AGENCIES (1.7%)
      Federal Home Loan Mortgage Corp.
      (Discount Note), 1/2/03 . . . .          9,300,000            9,299,721
                                                                 ------------
     TOTAL SHORT-TERM DEBT SECURITIES (3.6%)

      (Amortized Cost                                              20,370,172
       $20,370,172). . . . . . .                                 ------------
     TOTAL INVESTMENTS BEFORE CALL
      OPTIONS WRITTEN (97.5%)
      (Cost/Amortized Cost $574,191,025)                          551,350,201
                                                                 ------------
                                            NUMBER OF
                                          CONTRACTS (C)
                                        -------------------
     OPTIONS WRITTEN:
     PUT OPTIONS (0.0%)*
     Euro Dollars

      March @ $97.75
      (Premiums Received $18,891)                   (119)                (744)
                                                                 ------------
     TOTAL INVESTMENTS AFTER PUT
      OPTIONS WRITTEN (97.5%)
      (Cost/Amortized Cost
       $574,209,916) . . . . . .                                  551,349,457


     OTHER ASSETS LESS                                             13,815,589
      LIABILITIES (2.5%) . . . .                                 ------------
     NET ASSETS (100%) . . . . .                                 $565,165,046
                                                                 ============

* Non-income producing.
(z) Securities exempt from registration under Rule 144A of the Se-curities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2002, these se-curities amounted to $88,038,141 or 15.6% of net assets.
+ Securities (totaling $6,814,117 or 1.2% of net assets) valued at fair value.
(b) Illiquid security.
(c) One contract relates to 100 shares.
(d) Fully or partially pledged as collateral on outstanding written put options.
(e) Step Bond - Coupon rate increases in increments to maturity.
Rate disclosed is as of December 31, 2002. Maturity date dis-closed is the ultimate maturity date.
Glossary:
REIT - Real Estate Investment Trust

EQ ADVISORS TRUST
EQ/HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2002
--------------------------------------------------------------------------------

At December 31, 2002 the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

                                                 LOCAL
                                                CONTRACT    COST ON      U.S. $
                                                 AMOUNT   ORIGINATION   CURRENT      UNREALIZED
                                                (000'S)      DATE        VALUE     DEPRECIATION
                                                --------  -----------  ----------  ------------
FOREIGN CURRENCY SELL CONTRACTS
European Union, expiring 01/03/02 . . . . . .    8,646     8,646,269    9,068,676     (422,407)
                                                                                     =========


Options written for the year ended December 31, 2002, were as follows:

                                                                         TOTAL           TOTAL
                                                                       NUMBER OF       PREMIUMS
                                                                       CONTRACTS       RECEIVED
                                                                      ------------  -----------
----
Options Outstanding -- January 1, 2002. . . . . . . . . . . . . . .        --        $     --
Options Written . . . . . . . . . . . . . . . . . . . . . . . . . .       119          18,891
Options Terminated in Closing Purchase Transactions . . . . . . . .        --              --
Options Expired . . . . . . . . . . . . . . . . . . . . . . . . . .        --              --
Options Exercised . . . . . . . . . . . . . . . . . . . . . . . . .        --              --
                                                                          ---        ---------
Options Outstanding -- December 31, 2002. . . . . . . . . . . . . .       119        $ 18,891
                                                                          ===        =========


At December 31, 2002 the Portfolio had the following futures contracts open:
(Note 1)

SALES                   NUMBER OF  EXPIRATION  ORIGINAL   VALUE AT    UNREALIZED
-----                   CONTRACTS     DATE       VALUE    12/31/02   APPRECIATION
                        ---------  ----------  --------   --------   ------------

3 month Euribor Put                                                 $
 Option @ $97.00          (110)     March-03   $(49,956)  $(2,886)      47,070
                                                                        ======


Investment security transactions for the year ended December 31, 2002 were as follows:

COST OF PURCHASES:
Stocks and long-term corporate debt
 securities . . . . . .                $   769,753,353
NET PROCEEDS OF SALES
 AND REDEMPTIONS:
Stocks and long-term corporate debt
 securities . . . . . .                    689,199,955
As of December 31, 2002, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross
 unrealized appreciation               $    23,434,391
Aggregate gross
 unrealized depreciation                  (47,867,420)
                                       ---------------
Net unrealized
 depreciation . . . . .                $   (24,433,029)
                                       ===============
Federal income tax cost
 of investments . . . .                $   575,783,230
                                       ===============


The Portfolio has a net capital loss carryforward of $377,688,962 of which $102,906,403 expires in the year 2007, $68,279,453 expires in the year 2008,
$114,524,895 expires in the year 2009, and $91,978,211 expires in the year 2010.


                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2002

                                           NUMBER                    VALUE
                                          OF SHARES                 (NOTE 1)
-----------------------------------------------------------------------------------

         COMMON STOCKS:
         AUSTRALIA (3.8%)
                                                             $
         Alumina Ltd... . . . .                 13,778                      38,016
         Amcor Ltd. . . . . . .                 10,466                      50,035
         AMP Diversified
          Property Trust. . . .                  6,500                       9,553
         AMP Ltd. . . . . . . .                 13,913                      87,589
         Ansell Ltd.. . . . . .                  1,717                       7,251
         Aristocrat Leisure
          Ltd.^ . . . . . . . .                  2,793                       7,360
         Australia & New Zealand
          Banking Group Ltd.. .                 18,163                     177,449
         Australian Stock
          Exchange Ltd. . . . .                  1,022                       6,566
         BHP Billiton Ltd.. . .                 45,400                     259,483
         BHP Steel Ltd. . . . .                  9,080                      16,515
         Boral Ltd. . . . . . .                  7,720                      18,910
         Brambles Industries
          Ltd.. . . . . . . . .                 11,755                      31,111
         BRL Hardy  Ltd.. . . .                  1,616                       6,415
         Coca-Cola Amatil Ltd..                  5,557                      16,491
         Cochlear Ltd.. . . . .                    621                      13,631
         Coles Meyer Ltd. . . .                 13,911                      49,350
         Commonwealth Bank of
          Australia*. . . . . .                 15,317                     232,876
         Commonwealth Property
          Office Fund . . . . .                 12,568                       8,280
         Computershare Ltd. . .                  6,900                       7,188
         CSL Ltd. . . . . . . .                  2,013                      24,484
         CSR Ltd. . . . . . . .                 11,721                      41,713
         Deutsche Office Trust.                 11,727                       7,858
         Foster's Group Ltd.. .                 25,472                      64,545
         Futuris Corp., Ltd.. .                 10,090                       7,443
         Gandel Retail Trust* .                 11,485                       8,860
         General Property Trust                 24,380                      40,773
         Goodman Fielder Ltd.^.                 12,996                      13,026
         Harvey Norman Holdings
          Ltd.. . . . . . . . .                  6,437                       9,533
         Iluka Resources Ltd. .                  2,036                       5,274
         Insurance Australia
          Group Ltd.. . . . . .                 17,227                      26,580
         James Hardie Industries
          Ltd.. . . . . . . . .                  4,469                      17,188
         John Fairfax Holdings
          Ltd.. . . . . . . . .                  8,152                      14,781
         Leighton Holdings Ltd.                  1,347                       7,714
         Lend Lease Corp., Ltd.                  5,004                      27,389
         M.I.M. Holdings Ltd. .                 21,540                      18,315
         Macquarie Bank Ltd.. .                  2,408                      32,000
         Macquarie
          Infrastructure Group.                 23,848                      42,972
         Mayne Nickless Ltd.. .                 10,579                      19,420
         Mirvac Group . . . . .                  6,930                      16,155
         National Bank of
          Australia . . . . . .                 18,850                     337,009
         New Crest Mining Ltd..                  2,983                      12,094
         News Corp. Ltd.. . . .                 18,112                     117,083
         News Corp. Ltd.
          (Preferred Ordinary).                 23,813                     128,057
         OneSteel Ltd.* . . . .                  5,083                       5,152
         Orica Ltd. . . . . . .                  3,364                      19,890
         Origin Energy Ltd. . .                  7,062                      14,753
         PaperlinX Ltd. . . . .                  3,370                       9,659
         Patrick Corp. Ltd. . .                  1,800                      13,278
         Principal Office Fund
          Trust . . . . . . . .                  9,439                       7,973
         Publishing &
          Broadcasting Ltd. . .                  1,268                       6,176
         QBE Insurance Group
          Ltd.. . . . . . . . .                  6,911                      31,716
         Rio Tinto Ltd. . . . .                  3,858                      73,754
         Santos Ltd.. . . . . .                  8,017                      27,177
         Sonic Healthcare Ltd..                  2,096                       7,719
         Sons of Gwalia NL. . .                  1,262                       1,841
         Southcorp Ltd. . . . .                  6,538                      16,935
         Stockland Trust Group.                  9,286                      25,204
         Suncorp-Metway Ltd.. .                  6,788                      42,619
         Tab Ltd. . . . . . . .                  5,093                       8,690
         Tabcorp Holdings Ltd..                  4,619                      27,700
         Telstra Corp., Ltd.. .                 27,289                      67,766
         The Australian Gas
          & Light Co., Ltd.*. .                  5,279                      31,331
                                           NUMBER                    VALUE
                                          OF SHARES                 (NOTE 1)
-----------------------------------------------------------------------------------

                                                             $
         Transurban Group . . .                  4,645                      10,515
         Wesfarmers Ltd.. . . .                  4,504                      67,463
         Westfield Holdings Ltd.                 5,320                      40,292
         Westfield Trust (ASX
          Exchange)*. . . . . .                 25,422                      49,674
         Westfield Trust* . . .                    901                       1,725
         Westpac Banking Corp..                 21,153                     163,780
         WMC Resources Ltd.*. .                 13,778                      32,740
         Woodside Petroleum Ltd.                 5,898                      41,116
         Woolworths Ltd.. . . .                 12,895                      82,778
                                                              --------------------
                                                                         3,013,751
                                                              --------------------
         AUSTRIA (0.1%)
         Boehler-Uddeholm AG. .                    100                       4,631
         Erste Bank der
          Oesterreichischen
          Sparkassen AG . . . .                    330                      22,215
         Flughafen Wein AG. . .                    150                       5,037
         Mayr-Melnhof Karton AG                     60                       4,439
         Oesterreichische
          Elektrizitaetswirtschafts
          AG. . . . . . . . . .                     50                       4,257
         OMV AG . . . . . . . .                    160                      15,712
         Telekom Austria AG*. .                  2,240                      22,684
         VA Technologies AG . .                    150                       2,440
         Voest-Alpine Stahl AG.                    220                       5,345

         Wienerberger                              420                       7,471
          Baustoffindustrie AG.                               --------------------
                                                                            94,231
                                                              --------------------
         BELGIUM (0.9%)
         Agfa Gevaert N.V.. . .                  1,340                      29,882
         Barco N.V. . . . . . .                     74                       3,879
         Bekaert S.A. . . . . .                    186                       8,422
         Colruyt S.A. . . . . .                    212                      11,680
         D'Ieteren S.A. . . . .                     28                       3,790
         Delhaize Group . . . .                    892                      16,587
         Dexia. . . . . . . . .                  7,800                      96,832
         Electrabel S.A.. . . .                    366                      88,914
         Fortis (B) . . . . . .                 11,843                     208,790
         Fortis*. . . . . . . .                  1,260                          13
         Groupe Bruxelles
          Lambert S.A.. . . . .                    850                      34,796
         Interbrew. . . . . . .                  1,845                      43,563
         KBC
          Bankverzekeringsholding^               1,107                      35,303
         Omega Pharma S.A.. . .                    219                       6,279
         Solvay S.A., Class A .                    520                      35,852
         UCB S.A. . . . . . . .                  1,078                      33,937
         Umicore. . . . . . . .                    183                       7,899
                                                              --------------------
                                                                           666,418
                                                              --------------------
         DENMARK (0.6%)
         Bang & Olufsen AS. . .                    117                       2,364
         Carlsberg A/S, Class B                    300                      13,202
         Coloplast A/S. . . . .                    158                      11,495
         D/S 1912, Class B^ . .                      3                      21,064
         D/S Svendborg, Class B                      2                      20,344
         Danisco. . . . . . . .                    718                      24,395
         Danske Bank A/S. . . .                  6,709                     110,894
         DSV DE Sammenslut Vogn
          A/S . . . . . . . . .                    237                       5,759
         FLS Industries A/S,
          Class B*. . . . . . .                    430                       3,432
         GN Store Nord A/S*^. .                  2,613                       7,641
         Group 4 Flack A/S. . .                    821                      17,340
         ISS A/S* . . . . . . .                    531                      19,129
         Kobenhavns Lufthavne
          A/S . . . . . . . . .                     74                       5,332
         Lundbeck (H) A/S . . .                    840                      22,310
         NEG Micon A/S* . . . .                    219                       3,697
         NKT Holding A/S. . . .                    204                       2,133
         Novo-Nordisk A/S, Class
          B . . . . . . . . . .                  3,289                      95,022
         Novozymes A/S, Class B*                   683                      14,281
         Ostasiat Kompagni* . .                    235                       5,445
         TDC A/S. . . . . . . .                  1,594                      38,733
         TK Development A/S . .                    145                       1,045

119


EQ ADVISORS TRUST
EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002
                                           NUMBER                    VALUE
                                          OF SHARES                 (NOTE 1)
-----------------------------------------------------------------------------------

                                                             $
         Topdanmark A/S*. . . .                    293                       8,486
         Vestas Wind Systems A/S                 1,287                      12,818

         William Demant                            375                       8,079
          Holding*^ . . . . . .                               --------------------
                                                                           474,440
                                                              --------------------
         FINLAND (1.6%)
         Amer-Yhtymae OYJ . . .                    300                      10,987
         Fortum OYJ . . . . . .                  4,000                      26,235
         Instrumentarium OYJ. .                    600                      24,040
         KCI Konecranes . . . .                    200                       4,888
         Kesco OYJ. . . . . . .                    700                       8,888
         Kone Corp. . . . . . .                    400                      12,009
         Metso OYJ. . . . . . .                  1,300                      14,051
         Nokia OYJ. . . . . . .                 57,600                     915,744
         Orion-Yhtymae OYJ,
          Class B . . . . . . .                    400                       8,941
         Outokumpu OYJ. . . . .                  1,100                       9,581
         Pohjola Group plc,
          Class D . . . . . . .                    200                       3,121
         Rautaruukki OYJ. . . .                    900                       3,249
         Sampo-Leonia Insurance,
          Class A . . . . . . .                  3,500                      26,629
         Stora Enso OYJ . . . .                  8,300                      87,535
         TietoEnator OYJ. . . .                  1,000                      13,642
         Upm-Kymmene OYJ. . . .                  3,000                      96,335
         Uponor OYJ . . . . . .                    400                       8,177
         Wartsila OYJ, Class B.                    500                       6,307
                                                              --------------------
                                                                         1,280,359
                                                              --------------------
         FRANCE (7.3%)
         Accor S.A. . . . . . .                  2,395                      72,534
         Air Liquide. . . . . .                  1,233                     162,644
         Alcatel S.A^.. . . . .                 13,488                      59,165
         Alstom*. . . . . . . .                  2,675                      13,334
         Altran Technologies
          S.A.. . . . . . . . .                    709                       3,400
         Atos S.A.* . . . . . .                    179                       4,358
         Autoroutes du Sud de la
          France *. . . . . . .                    986                      23,829
         Aventis S.A. . . . . .                  8,204                     445,958
         AXA++. . . . . . . . .                 17,096                     229,458
         BNP Paribas S.A. . . .                  9,683                     394,563
         Bouygues S.A.. . . . .                  2,095                      58,524
         Business Objects S.A.*                    621                       9,143
         Cap Gemini S.A.^ . . .                  1,296                      29,621
         Carrefour S.A. . . . .                  6,503                     289,551
         Club Mediterranee S.A.*                    55                       1,322
         Compagnie de
          Saint-Gobain. . . . .                  3,868                     113,491
         Dassault Systemes S.A.^                   577                      12,437
         Essilor International
          S.A.. . . . . . . . .                  1,076                      44,319
         Etablissements
          Economiques du Casino
          Guichard-Perrachon
          S.A.. . . . . . . . .                    389                      28,881
         European Aeronautic
          Defence & Space Co. .                  3,216                      33,242
         France Telecom SA. . .                  5,120                      89,620
         Groupe Air France. . .                    720                       6,981
         Groupe Danone. . . . .                  1,547                     208,122
         Imerys S.A.* . . . . .                     63                       7,960
         L'Oreal S.A. . . . . .                  4,133                     314,660
         Lafarge S.A. . . . . .                  1,636                     123,267
         Legardere S.A. . . . .                  1,681                      68,286
         LVMH Moet Hennessy
          Louis Vuitton S.A.^ .                  2,688                     110,433
         Michelin, Class B
          (Registered). . . . .                  1,529                      52,725
         Pechiney S.A., Class A                    813                      28,530
         Pernod Ricard. . . . .                    556                      53,854
         Peugeot S.A. . . . . .                  1,964                      80,091
          Pinault-Printemps-Redoute
          S.A.. . . . . . . . .                    853                      62,749
         Publicis S.A.. . . . .                  1,163                      24,653
         Renault S.A. . . . . .                  1,849                      86,888
         Sagem S.A.^. . . . . .                    171                      11,574
         Sanofi-Synthelabo S.A.                  4,927                     301,174
         Schneider Electric S.A.                 2,417                     114,366
         Societe BIC S.A. . . .                    342                      11,790
         Societe Generale, Class
          A . . . . . . . . . .                  3,621                     210,892
         Societe Television
          Francaise . . . . . .                  1,431                      38,233
                                           NUMBER                    VALUE
                                          OF SHARES                 (NOTE 1)
-----------------------------------------------------------------------------------

         Sodexho* . . . . . . .                  1,172            $         27,058
         Suez Lyonnaise des Eaux                10,094                     175,201
         Technip S.A. . . . . .                    219                      15,674
         Thales S.A.. . . . . .                    908                      24,040
         Thomson Multimedia*. .                  2,062                      35,184
         TotalFinaElf S.A.. . .                  6,955                     993,332
         TotalFinaElf S.A.-
          VVPR* . . . . . . . .                    783                           8
         TotalFinaElf S.A.,
          Class B . . . . . . .                    783                     110,926
         Union du Credit-Bail
          Immobilier. . . . . .                    457                      32,515
         Valero S.A.. . . . . .                    880                      27,612
         Vinci. . . . . . . . .                    831                      46,829
         Vivendi Universal S.A.                 11,272                     182,045
         Zodiac S.A.. . . . . .                    337                       6,857
                                                              --------------------
                                                                         5,713,903
                                                              --------------------
         GERMANY (4.6%)
         Adidas-Salomon AG. . .                    500                      42,501
         Aixtron AG . . . . . .                    450                       2,144
         Allianz AG . . . . . .                  2,267                     214,346
         Altana AG. . . . . . .                    800                      36,351
         BASF AG. . . . . . . .                  6,450                     242,993
         Bayer AG . . . . . . .                  8,350                     175,249
         Bayerische Hypothecken
          und Vereinsbank AG. .                  3,275                      50,864
         Bayerische Hypothecken
          und Vereinsbank AG
          (Vienna Listing). . .                    855                      13,548
         Beiersdorf AG. . . . .                    350                      38,933
         Buderus AG*. . . . . .                    650                      15,129
         Continental AG*. . . .                  1,200                      18,448
         DaimlerChrysler AG . .                 10,344                     316,422
         Deutsche Bank AG
          (Registered)++. . . .                  6,816                     314,003
         Deutsche Boerse AG . .                    700                      27,914
         Deutsche Lufthansa AG
          (Registered)* . . . .                  2,500                      23,638
         Deutsche Post AG . . .                  4,550                      47,795
         Deutsche Telekom AG
          (Registered). . . . .                 25,585                     328,092
         Douglas Holding AG . .                    110                       1,847
         E.On AG. . . . . . . .                  7,120                     286,913
         Epcos AG*. . . . . . .                    650                       6,657
         Fresenius Medical Care
          AG* . . . . . . . . .                    450                      18,889
         Gehe AG. . . . . . . .                    341                      13,204
         HeidelbergerCement AG.                    285                      10,572
         HeidelbergerCement AG
          (Brussels Exchange) .                    110                       4,069
         HeidelbergerCement
          AG-VVPR*+ . . . . . .                    110                          --
         Henkel KGaA. . . . . .                    700                      44,295
         Hugo Boss AG . . . . .                    500                       5,042
         Infineon Technologies
          AG* . . . . . . . . .                  4,050                      29,750
         KarstadtQuelle AG* . .                    600                      10,074
         Linde AG . . . . . . .                  1,050                      38,565
         M.A.N. AG. . . . . . .                  1,250                      17,315
         Marschollek,
          Lautenschlaeger und
          Partner AG^ . . . . .                    550                       5,541
         Merck KGaA . . . . . .                    500                      13,175
         Metro AG . . . . . . .                  1,830                      44,169
         Muenchener
          Rueckversicherungs-Gesellschaft
          AG (Registered) . . .                  1,274                     152,276
         ProSieben Media AG . .                  1,230                       8,119
         RWE AG . . . . . . . .                  4,450                     114,410
         RWE AG (Non-Voting). .                    550                      11,659
         SAP AG . . . . . . . .                  2,450                     192,055
         Schering AG. . . . . .                  2,200                      95,810
         Siemens AG . . . . . .                  9,750                     414,380
         TUI AG . . . . . . . .                  1,693                      28,337
         Thyssen Krupp AG . . .                  4,050                      45,646
         Volkswagen AG. . . . .                  2,720                      98,475

         WCM Beteiligungs &                      2,266                       6,254
          Grundbesitz*. . . . .                               --------------------
                                                                         3,625,868
                                                              --------------------
120


EQ ADVISORS TRUST
EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002

                                           NUMBER                    VALUE
                                          OF SHARES                 (NOTE 1)
-----------------------------------------------------------------------------------

         GREECE (0.3%)
         Alpha Bank A.E.. . . .                  1,820            $         21,964
         Aluminium of Greece. .                    100                       1,849
         Athens Water Supply
          & Sewage Co. S.A. . .                    370                       1,406
         Attica Enterprises . .                    660                       1,711
         Bank of Piraeus. . . .                  1,140                       7,202
         Coca-Cola Hellenic
          Bottling Co. S.A. . .                  1,170                      16,256
         Commercial Bank of
          Greece. . . . . . . .                    790                      12,021
         EFG Eurobank Ergasias.                  1,920                      22,566
         Folli-Follie S.A.. . .                    170                       2,876
         Greek Organization of
          Football Prognostics.                    951                      10,079
         Hellenic Duty Free
          Shops S.A.. . . . . .                    270                       1,717
         Hellenic Petroleum S.A.                 1,140                       6,628
         Hellenic Technodomiki
          S.A.. . . . . . . . .                    730                       4,520
         Hellenic
          Telecommunications
          S.A.. . . . . . . . .                  3,970                      43,744
         Intracom S.A.. . . . .                    930                       4,157
         M.J. Maillis S.A.. . .                    370                       1,561
         National Bank of Greece
          S.A.. . . . . . . . .                  1,660                      23,517
         Papastratos Cigarettes
          Co. . . . . . . . . .                    200                       3,408
         Public Power Corp. . .                    580                       8,034
         Technical Olympic S.A.                    880                       3,010
         Titan Cement Co. S.A..                    360                      13,774
         Viohalco . . . . . . .                  1,180                       4,681
         Vodafone Panafon S.A..                  2,260                      13,091
                                                              --------------------
                                                                           229,772
                                                              --------------------
         HONG KONG (1.3%)
         ASM Pacific Technology                  2,000                       3,847
         Bank of East Asia Ltd.                 16,535                      28,306
         BOC Hong Kong Holdings
          Ltd.* . . . . . . . .                 32,000                      32,827
         Cathay Pacific Airways                 12,000                      16,388
         Cheung Kong (Holdings)
          Ltd.. . . . . . . . .                 18,000                     117,139
         Cheung Kong
          Infrastructure
          Holdings Ltd. . . . .                  5,000                       8,559
         CLP Holdings Ltd.. . .                 22,200                      89,388
         Esprit Holdings Ltd. .                  5,585                       9,418
         Giordano International
          Ltd.. . . . . . . . .                 16,000                       6,258
         Hang Lung Properties
          Ltd.. . . . . . . . .                 14,000                      13,554
         Hang Seng Bank Ltd.. .                  9,300                      98,982
         Henderson Land
          Development Co., Ltd.                  7,000                      21,004
         Hong Kong & China Gas
          Co., Ltd. . . . . . .                 46,017                      59,598
         Hong Kong Electric
          Holdings Ltd. . . . .                 17,000                      64,308
         Hong Kong Exchanges
          & Clearing Ltd. . . .                 12,000                      15,080
         Hutchison Whampoa Ltd.                 26,300                     164,577
         Hysan Development Co.
          Ltd.. . . . . . . . .                  8,367                       6,223
         Johnson Electric
          Holdings Ltd. . . . .                 18,000                      19,735
         Li & Fung Ltd. . . . .                 19,000                      18,029
         MTR Corp. Ltd.*. . . .                 15,000                      15,869
         New World Development
          Co. Ltd.. . . . . . .                 17,768                       8,886
         Pacific Century
          CyberWorks Ltd.*. . .                111,006                      17,508
         Shangri-LA Asia Ltd. .                 12,000                       7,848
         Sino Land Co. Ltd. . .                 20,531                       6,582
         South China Morning
          Post Holdings . . . .                 12,000                       5,001
         Sun Hung Kai Properties
          Ltd.. . . . . . . . .                 16,235                      96,181
         Swire Pacific Ltd.,
          Class A . . . . . . .                 11,500                      43,945
         Television Broadcasts
          Ltd.. . . . . . . . .                  3,000                       9,463
         Wharf Holdings Ltd.. .                 15,029                      28,330
                                                              --------------------
                                                                         1,032,833
                                                              --------------------
         IRELAND (0.6%)
         Allied Irish Banks plc
               (London Exchange)                10,051                     137,961
         Allied Irish Banks plc                    769                      10,378
         Bank of Ireland. . . .                 12,306                     126,427
                                            NUMBER                    VALUE
                                          OF SHARES                 (NOTE 1)
-----------------------------------------------------------------------------------

         CRH plc. . . . . . . .                  6,395            $         78,853
         DCC plc. . . . . . . .                    939                       9,657
         Elan Corp. plc*. . . .                  4,300                       9,250
         Greencore Group. . . .                  1,835                       4,910
         Independent News &
          Media plc . . . . . .                  2,795                       4,553
         Independent Newspapers
          plc . . . . . . . . .                  3,294                       5,185
         Irish Permanent plc. .                  3,422                      36,988
         Kerry Group plc, Class
          A . . . . . . . . . .                  1,466                      19,615
         Ryanair Holdings plc*.                  4,640                      32,867
         Waterford Wedgewood plc                 6,924                       3,560
                                                              --------------------
                                                                           480,204
                                                              --------------------
         ITALY (3.2%)
         Acea S.p.A.. . . . . .                  1,077                       4,769
         Alitalia S.p.A.* . . .                 19,611                       4,980
         Alleanza Assicurazioni                  5,531                      41,906
         Arnoldo Mondadori
          Editore S.p.A.. . . .                  1,774                      10,984
         Assicurazioni Generali
          S.p.A.. . . . . . . .                 12,438                     255,826
         Autogrill S.p.A.*. . .                  1,517                      11,812
         Autostrade S.p.A . . .                 10,097                     100,448
         Banca Fideuram S.p.A..                  3,507                      16,487
         Banca Monte dei Paschi
          di Siena S.p.A. . . .                  9,072                      21,373
         Banca Nazionale Del
          Lavoro S.p.A.*. . . .                 18,744                      20,752
         Banco Popolare di
          Milano S.p.A.*. . . .                  4,357                      15,866
         Benetton Group S.p.A..                    769                       6,859
         Bulgari S.p.A. . . . .                  1,624                       7,703
         Capitalia S.p.A.^. . .                 15,358                      19,630
         e.Biscom S.p.A.* . . .                    109                       3,123
         Enel S.p.A.. . . . . .                 25,872                     134,664
         ENI S.p.A. . . . . . .                 33,980                     540,225
         Fiat S.p.A. (RNC)*^. .                  2,905                      23,626
         Fiat S.p.A.. . . . . .                    818                       3,588
         FinecoGroup S.p.A.*^ .                 16,313                       7,618
         Gruppo Editoriale
          L'Espresso S.p.A.^. .                  2,428                       7,924
         Intesabci S.p.A. . . .                 42,935                      90,562
         Intesabci S.p.A. (RNC)                  9,622                      15,853
         Italcementi S.p.A. . .                  1,117                      11,253
         Italgas S.p.A. . . . .                  2,477                      33,688
         Luxottica Group S.p.A.                  1,588                      20,947
         Mediaset S.p.A.. . . .                  7,201                      54,862
         Mediobanca S.p.A.. . .                  5,361                      44,106
         Mediolanum S.p.A.^ . .                  2,461                      12,680
         Parmalat Finanziaria
          S.p.A.^ . . . . . . .                  5,331                      12,699
         Pirelli S.p.A.^. . . .                 12,641                      11,674
         Riunione Adriatica di
          Sicurta S.p.A. (RNC)^                  4,386                      53,391
         San Paolo IMI S.p.A. .                 10,414                      67,756
         Seat-Pagine Gialle
          S.p.A.*^. . . . . . .                 59,624                      40,607
         Snam Rete Gas S.p.A. .                  9,020                      30,763
         Snia S.p.A.* (REIT). .                  2,355                       4,485
         Telecom Italia Mobile
          S.p.A.. . . . . . . .                 46,271                     211,221
         Telecom Italia S.p.A.^                 29,039                     220,323
         Telecom Italia S.p.A.
          (RNC) . . . . . . . .                 24,769                     125,024
         Tiscali S.p.A.*. . . .                  1,785                       8,017

         UniCredito Italiano                    41,947                     167,712
          S.p.A.. . . . . . . .                               --------------------
                                                                         2,497,786
                                                              --------------------
         JAPAN (17.3%)
         77 Bank Ltd. . . . . .                  3,000                      12,286
         Acom Co., Ltd. . . . .                  1,000                      32,864
         Aderans Co., Ltd.. . .                    100                       2,233
         Advantest Corp.. . . .                  1,000                      44,830
         Aeon Co., Ltd. . . . .                  3,000                      71,037
         Aeon Credit Service
          Co., Ltd. . . . . . .                    100                       3,632
         Aiful Corp.. . . . . .                    400                      15,033
         Ajinomoto Co.. . . . .                  7,000                      73,085
121


EQ ADVISORS TRUST
EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002

                                           NUMBER                    VALUE
                                          OF SHARES                 (NOTE 1)
-----------------------------------------------------------------------------------

         All Nippon Airways
          Co.*^ . . . . . . . .                  3,000            $          5,536
         Alps Electric Co., Ltd.                 1,000                      11,039
         Amada Co., Ltd.. . . .                  4,000                      10,921
         Aoyamma Trading Co.,
          Ltd.. . . . . . . . .                    900                      12,665
         Asahi Breweries Ltd.^.                  6,000                      39,336
         Asahi Glass Co., Ltd..                  9,000                      55,136
         Asahi Kasei Corp.. . .                 17,000                      42,117
         Asatsu-DK, Inc.. . . .                    100                       1,774
         Ashikaga Bank Ltd.*. .                  2,000                       2,309
         Autobacs Seven Co.,
          Ltd.* . . . . . . . .                    100                       2,043
         Bank of Fukuoka Ltd.^.                  6,000                      24,067
         Bank of Yokohama . . .                 13,000                      51,378
         Banyu Pharmaceutical
          Co., Ltd. . . . . . .                  1,000                       9,387
         Bellsystem 24, Inc.. .                     20                       3,905
         Benesse Corp.. . . . .                  1,200                      13,449
         Bridgestone Corp.. . .                  8,000                      99,098
         Canon, Inc.. . . . . .                 10,000                     376,675
         Capcom Co. Ltd.. . . .                    200                       3,012
         Casio Computer Co.,
          Ltd.. . . . . . . . .                  3,000                      16,710
         Central Japan Railway
          Co. . . . . . . . . .                     12                      74,728
         Chubu Electric Power
          Co., Inc.^. . . . . .                  7,100                     126,839
         Chugai Pharmaceutical
           Co., Ltd.. . . . . .                  3,000                      28,567
         Citizen Watch Co., Ltd.                 3,000                      13,373
         Credit Saison Co., Ltd.                 1,100                      18,771
         CSK Corp.^ . . . . . .                  1,000                      20,983
         Dai Nippon Printing
          Co., Ltd. . . . . . .                  7,000                      77,450
         Daiei, Inc.* . . . . .                  3,500                       3,805
         Daiichi Pharmaceutical
          Co., Ltd. . . . . . .                  3,000                      43,052
         Daikin Industries Ltd.                  2,000                      31,685
         Daimaru, Inc.. . . . .                  1,000                       2,983
         Dainippon Ink and
          Chemicals, Inc.*. . .                 10,000                      16,011
         Daito Trust
          Construction Co.. . .                  1,300                      28,756
         Daiwa House Industry
          Co., Ltd. . . . . . .                  5,000                      28,145
         Daiwa Securities Group
          Ltd.. . . . . . . . .                 15,000                      66,613
         Denki Kogyo. . . . . .                  2,000                       4,365
         Denso Corp.. . . . . .                  6,300                     103,363
         Dowa Mining Co., Ltd..                  2,000                       8,427
         East Japan Railway Co.                     40                     198,534
         Ebara Corp.. . . . . .                  4,000                      12,370
         Eisai Co., Ltd.. . . .                  3,000                      67,372
         Familymart Co. . . . .                    400                       7,837
         Fanuc Ltd. . . . . . .                  1,300                      57,512
         Fast Retailing Co.,
          Ltd.. . . . . . . . .                    500                      17,612
         Fuji Electric Co., Ltd.                 3,000                       5,233
         Fuji Machine
          Manufacturing Co. . .                    600                       5,663
         Fuji Photo Film Co.,
          Ltd.. . . . . . . . .                  5,000                     163,057
         Fuji Soft ABC, Inc.. .                    600                       9,480
         Fuji Television
          Network, Inc. . . . .                      4                      16,112
         Fujikura, Ltd. . . . .                  2,000                       4,753
         Fujisawa Pharmaceutical
          Co., Ltd. . . . . . .                  3,000                      68,636
         Fujitsu Ltd. . . . . .                 20,000                      57,133
         Furukawa Electric Co.,
          Ltd.. . . . . . . . .                  7,000                      14,688
         Gunma Bank Ltd.^ . . .                  4,000                      17,393
         Gunze Ltd. . . . . . .                  1,000                       3,682
         Hino Motors Ltd. . . .                  1,000                       3,430
         Hirose Electric Co.,
          Ltd.. . . . . . . . .                    400                      30,538
         Hitachi Ltd. . . . . .                 36,000                     138,030
         Hitachi Software
          Engineering Co., Ltd.                    100                       2,275
         Hokuriku Bank Ltd.*. .                  2,000                       2,697
         Honda Motor Co., Ltd..                  7,700                     284,849
         House Foods Corp.. . .                  1,000                       9,446
         Hoya Corp. . . . . . .                  1,400                      98,037
         Isetan Co., Ltd. . . .                  2,000                      13,719
         Ishikawajima-Harima
          Heavy Industries Co.,
          Ltd.. . . . . . . . .                 18,000                      16,382
         ITO EN Ltd.. . . . . .                    100                       3,388
         Ito-Yokado Co., Ltd. .                  4,000                     117,974
         Itochu Corp. . . . . .                 16,000                      34,651
                                            NUMBER                    VALUE
                                          OF SHARES                 (NOTE 1)
-----------------------------------------------------------------------------------

         Itochu Techno-Science
          Corp. . . . . . . . .                    600            $         12,716
         Japan Airlines System
          Corp.*. . . . . . . .                 10,000                      21,320
         Japan Tobacco, Inc.. .                     10                      66,908
         JFE Holdings, Inc.*. .                  5,400                      65,572
         JGC Corp.. . . . . . .                  1,000                       5,595
         Joyo Bank Ltd. . . . .                  8,000                      22,247
         JSR Corp.. . . . . . .                  1,000                      10,045
         Kajima Corp.^. . . . .                 12,000                      26,797
         Kamiguma Co.,  Ltd.. .                  1,000                       4,803
         Kaneka Corp. . . . . .                  4,000                      21,404
         Kansai Electric Power
          Co., Inc. . . . . . .                  8,600                     129,938
         Kao Corp.. . . . . . .                  7,000                     153,661
         Kawasaki Heavy
          Industries Ltd.*. . .                 21,000                      16,634
         Kawasaki Kisen Kaisha
          Ltd.. . . . . . . . .                  2,000                       3,438
         Keihin Electric Express
          Railway Co., Ltd. . .                  4,000                      18,202
         Keio Teito Electric
          Railway Co., Ltd. . .                  6,000                      31,802
         Keyence Corp.. . . . .                    300                      52,204
         Kikkoman Corp. . . . .                  1,000                       6,935
         Kinden Corp. . . . . .                  2,000                       7,382
         Kinki Nippon Railway
          Co., Ltd.*. . . . . .                 20,000                      43,145
         Kirin Brewery Co.,
          Ltd.^ . . . . . . . .                  9,000                      57,260
         Kokuyo Co., Ltd. . . .                  1,000                       8,317
         Komatsu Ltd.^. . . . .                 11,000                      35,873
         Komori Corp. . . . . .                  1,000                      10,171
         Konami Co., Ltd. . . .                  1,300                      30,016
         Konica Corp. . . . . .                  2,000                      14,511
         Kubuta Corp. . . . . .                 14,000                      37,988
         Kuraray Co., Ltd.. . .                  5,000                      31,010
         Kurita Water Industries
          Ltd.. . . . . . . . .                  2,000                      20,140
         Kyocera Corp.. . . . .                  2,100                     122,280
         Kyowa Hakko Kogyo Co.,
          Ltd.. . . . . . . . .                  5,000                      20,730
         Kyushu Electric Power
          Co., Inc.^. . . . . .                  4,000                      58,515
         Lawson, Inc. . . . . .                    500                      12,050
         Mabuchi Motor Co., Ltd.                   300                      27,606
         Marubeni Corp.^. . . .                 18,000                      16,533
         Marui Co., Ltd.. . . .                  4,000                      39,167
         Matsushita Electric
          Industrial Co., Ltd.^                 26,000                     256,341
         Matsushita Electric
          Works Ltd.. . . . . .                  4,000                      24,741
         Meiji Milk Products. .                  4,000                      12,606
         Meiji Seika Kaisha
          Ltd.^ . . . . . . . .                  6,000                      17,646
         Meitec Corp. . . . . .                    200                       4,888
         Millea Holdings, Inc.*                     17                     122,339
         Minebea Co., Ltd.. . .                  4,000                      13,921
         Mitsubishi Chemical
          Corp.*. . . . . . . .                 23,000                      45,934
         Mitsubishi Corp.^. . .                 13,000                      79,422
         Mitsubishi Electric
          Corp.*. . . . . . . .                 21,000                      48,487
         Mitsubishi Estate Co.,
          Ltd.. . . . . . . . .                 12,000                      91,413
         Mitsubishi Heavy
          Industries Ltd. . . .                 35,000                      85,531
         Mitsubishi Logistics
          Corp. . . . . . . . .                  2,000                       9,758
         Mitsubishi Materials
          Corp. . . . . . . . .                 15,000                      16,432
         Mitsubishi Rayon Co.,
          Ltd.. . . . . . . . .                  9,000                      20,553
         Mitsubishi Tokyo
          Finance Group, Inc. .                     43                     233,715
         Mitsui & Co., Ltd. . .                 14,000                      65,358
         Mitsui Chemicals, Inc.^                 5,000                      22,289
         Mitsui Engineering &
          Shipbuilding Co.,
          Ltd.* . . . . . . . .                  2,000                       1,449
         Mitsui Fudosan Co.,
          Ltd.. . . . . . . . .                  9,000                      58,397
         Mitsui Marine & Fire
          Insurance Co., Ltd. .                 17,000                      78,217
         Mitsui Mining &
          Smelting Co., Ltd.. .                  5,000                      11,545
         Mitsui O.S.K. Lines,
          Ltd.. . . . . . . . .                  5,000                      10,365
         Mitsui Trust & Banking^                 6,000                       9,758
         Mitsukoshi Ltd.^ . . .                  7,000                      14,570
         Mitsumi Electric Co.,
          Ltd.. . . . . . . . .                    300                       2,733
         Mizuho Holding, Inc.^.                     71                      66,411

122


EQ ADVISORS TRUST
EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002
                                           NUMBER                    VALUE
                                          OF SHARES                 (NOTE 1)
-----------------------------------------------------------------------------------

         Murata Manufacturing                                $
          Co., Ltd. . . . . . .                  2,900                     113,634
         NAMCO Ltd. . . . . . .                    700                      11,727
         NEC Corp.* . . . . . .                 18,000                      67,346
         Net One Systems Co.,
          Ltd.. . . . . . . . .                      1                       4,256
         NGK Insulators Ltd.. .                  4,000                      21,842
         NGK Spark Plug Co.,
          Ltd.. . . . . . . . .                  2,000                      12,943
         Nichirei Corp. . . . .                  1,000                       2,806
         Nidec Corp.. . . . . .                    500                      31,179
         Nikko Securities Co.,
          Ltd.. . . . . . . . .                 14,000                      47,190
         Nikon Corp.* . . . . .                  4,000                      30,067
         Nintendo Ltd.. . . . .                  1,200                     112,143
         Nippon COMSYS Corp.. .                  2,000                       6,775
         Nippon Express Co.,
          Ltd.. . . . . . . . .                 11,000                      43,103
         Nippon Meat Packers,
          Inc.. . . . . . . . .                  3,000                      29,957
         Nippon Mining Holdings,
          Inc.. . . . . . . . .                  8,000                      10,719
         Nippon Mitsubishi Oil
          Co. . . . . . . . . .                 17,000                      77,071
         Nippon Sheet Glass Co.,
          Ltd.. . . . . . . . .                  5,000                       8,974
         Nippon Steel Corp.*. .                 67,000                      78,478
         Nippon System
          Development . . . . .                    100                       1,171
         Nippon Telegraph
          & Telephone Corp. . .                     66                     239,707
         Nippon Unipac Holding.                     12                      52,077
         Nippon Yusen Labushiki
          Kaisha. . . . . . . .                 12,000                      40,448
         Nissan Motor Co., Ltd.                 28,000                     218,488
         Nisshin Flour Milling.                  3,000                      19,971
         Nissin Food Products
          Co., Ltd. . . . . . .                  1,000                      22,331
         Nitto Denko Corp.. . .                  1,800                      51,268
         Nomura Securities Co.,
          Ltd.. . . . . . . . .                 22,000                     247,308
         NSK Ltd. . . . . . . .                  6,000                      15,471
         NTN Corp.^ . . . . . .                  3,000                      10,365
         NTT Data Corp. . . . .                     17                      46,987
         NTT DoCoMo, Inc. . . .                    213                     393,082
         Obayashi Corp. . . . .                 10,000                      22,247
         Oji Paper Co., Ltd.. .                 11,000                      47,274
         Oki Electric Industries
          Co., Ltd.*. . . . . .                  2,000                       3,236
         Olympus Optical Co.,
          Ltd.. . . . . . . . .                  3,000                      48,892
         Omron Corp.. . . . . .                  3,000                      44,240
         Onward Kashiyama Co.,
          Ltd.. . . . . . . . .                  2,000                      15,674
         Oracle Corp. Japan . .                    600                      14,536
         Oriental Land Co., Ltd.                   600                      36,353
         Orix Corp. . . . . . .                    900                      58,018
         Osaka Gas Co., Ltd.^ .                 26,000                      64,195
         Pioneer Corp.. . . . .                  1,700                      31,874
         Promise Co., Ltd.. . .                  1,000                      35,645
         Ricoh Co., Ltd.. . . .                  7,000                     114,848
         Resona Holdings, Inc.*                 57,000                      31,221
         Rohm Co., Ltd. . . . .                  1,300                     165,526
         Sankyo Co., Ltd. . . .                  4,000                      50,190
         Sanrio Co., Ltd. . . .                  1,000                       4,972
         Sanyo Electric Co.,
          Ltd.. . . . . . . . .                 18,000                      46,869
         Secom Co.. . . . . . .                  2,600                      89,172
         Sega Corp.*. . . . . .                  1,400                      13,803
         Sekisui Chemical Co.,
          Ltd.. . . . . . . . .                  7,000                      18,109
         Sekisui House Ltd. . .                  6,000                      42,471
         Seven-Eleven Japan Co.,
          Ltd.^ . . . . . . . .                  5,000                     152,524
         Sharp Corp.. . . . . .                 11,000                     104,466
         Shimachu Co.,  Ltd.. .                    200                       4,045
         Shimamura Co., Ltd.. .                    300                      19,112
         SHIMANO, Inc. *. . . .                  1,000                      15,168
         Shimizu Corp.. . . . .                  9,000                      22,525
         Shin-Etsu Chemical Co.,
          Ltd.. . . . . . . . .                  4,500                     147,510
         Shionogi & Co., Ltd. .                  4,000                      56,560
         Shiseido Co., Ltd. . .                  5,000                      65,012
         Shizuoka Bank Ltd.^. .                  8,000                      51,572
         Showa Denko K.K.*. . .                  7,000                       8,907
         Showa Shell Sekiyu K.K.                 3,000                      20,831
         Skylark Co., Ltd.. . .                  1,000                      13,264
         SMC Corp.. . . . . . .                    600                      56,324
                                            NUMBER                    VALUE
                                          OF SHARES                 (NOTE 1)
-----------------------------------------------------------------------------------

                                                             $
         Softbank Corp.^. . . .                  2,800                      31,971
         Sompo Japan Insurance,
          Inc.. . . . . . . . .                  8,000                      46,718
         Sony Corp. . . . . . .                 10,700                     447,223
         Stanley Electric Co. .                  1,000                      11,165
         Sumitomo Bakelite Co.,
          Ltd.. . . . . . . . .                  1,000                       4,129
         Sumitomo Chemical Co.,
          Ltd.^ . . . . . . . .                 15,000                      59,282
         Sumitomo Corp. . . . .                 10,000                      42,976
         Sumitomo Electric
          Industries. . . . . .                  7,000                      45,361
         Sumitomo Heavy
          Industries* . . . . .                 11,000                       6,118
         Sumitomo Metal
          Industries* . . . . .                 29,000                      10,508
         Sumitomo Metal Mining
          Co. . . . . . . . . .                  4,000                      16,685
         Sumitomo Mitsui
          Financial Group, Inc.^                    46                     143,811
         Sumitomo Osaka Cement
          Co., Ltd. . . . . . .                  7,000                       9,202
         Sumitomo Realty &
          Development^. . . . .                  3,000                      12,210
         Sumitomo Trust &
          Banking Co., Ltd. . .                  9,000                      36,479
         Suruga Bank Ltd. . . .                  1,000                       3,935
         Suzuken Co., Ltd.. . .                    200                       4,820
         Taiheiyo Cement Corp.*^                 6,000                       7,584
         Taisei Corp. . . . . .                  7,000                      11,149
         Taisho Pharmaceutical
          Co., Ltd. . . . . . .                  2,000                      29,409
         Taiyo Yuden Co., Ltd..                  1,000                      10,601
         Takara Shuzo Co., Ltd.^                 2,000                       8,713
         Takashimaya Co., Ltd.^                  4,000                      15,674
         Takeda Chemical
          Industries Ltd. . . .                 10,000                     417,966
         Takefuji Corp. . . . .                  1,020                      58,878
         TDK Corp.. . . . . . .                  1,200                      48,336
         Teijin Ltd.. . . . . .                 12,000                      28,718
         Teikoku Oil Co., Ltd..                  1,000                       3,994
         Terumo Corp. . . . . .                  2,000                      27,673
         The Chiba Bank Ltd.. .                  5,000                      15,927
         THK Co., Ltd.. . . . .                    800                       8,811
         TIS, Inc.. . . . . . .                    100                       1,476
         Tobu Railway Co., Ltd.                  7,000                      18,581
         Toda Corp. . . . . . .                  3,000                       5,031
         Toho Co., Ltd. . . . .                  2,000                      19,196
         Tohoku Electric Power
          Co., Inc. . . . . . .                  5,500                      80,968
         Tokyo Electric Power .                 14,000                     266,032
         Tokyo Electron Ltd.. .                  1,900                      85,978
         Tokyo Gas Co., Ltd.. .                 31,000                      97,177
         Tokyo Style. . . . . .                  1,000                       8,477
         Tokyu Corp.. . . . . .                 14,000                      49,313
         TonenGeneral Sekiyu
          K.K.^ . . . . . . . .                  3,000                      19,719
         Toppan Printing. . . .                  7,000                      52,675
         Toray Industries, Inc.                 17,000                      36,100
         Toshiba Corp.* . . . .                 35,000                     109,716
         Tosoh Corp.. . . . . .                  7,000                      16,870
         Tostem Corp. . . . . .                  3,000                      45,504
         Toto Ltd.. . . . . . .                  5,000                      18,497
         Toyo Seikan Kaisha Ltd.                 2,000                      23,848
         Toyobo Co. Ltd.. . . .                  2,000                       2,612
         Toyoda Gosei Co. Ltd..                    300                       5,637
         Toyota Automatic
          Loom Works Ltd. . . .                  1,200                      18,050
         Toyota Motor Corp. . .                 28,400                     763,428
         Trans Cosmos . . . . .                    300                       3,066
         Trend Micro, Inc.*^. .                  1,500                      25,659
         Ube Industries Ltd.. .                  4,000                       4,011
         UFJ Holdings, Inc. . .                     41                      41,460
         Uni-Charm Corp.. . . .                    700                      27,783
         Uny Co., Ltd.. . . . .                  2,000                      19,567
         Ushio, Inc.. . . . . .                  1,000                      10,955
         Wacaol Corp. . . . . .                  2,000                      15,421
         West Japan Railway Co.                     10                      35,477
         World Co., Ltd.. . . .                    700                      13,449
         Yakult Honsha Co., Ltd.                 2,000                      22,786
         Yamada Denki Co., Ltd.^                   900                      18,998

123


EQ ADVISORS TRUST
EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002
                                            NUMBER                    VALUE
                                          OF SHARES                 (NOTE 1)
-----------------------------------------------------------------------------------

                                                             $
         Yamaha Corp. . . . . .                  2,000                      18,488
         Yamaha Motor Corp. Ltd.                 1,000                       8,258
         Yamanouchi
          Pharmaceutical Co.,
          Ltd.. . . . . . . . .                  4,000                     115,952
         Yamato Transport Co.,
          Ltd.. . . . . . . . .                  5,000                      65,307
         Yamazaki Banking Co.,
          Ltd.. . . . . . . . .                  2,000                      11,208
         Yokogawa Electric Corp.                 2,000                      12,421
                                                              --------------------
                                                                        13,550,936
                                                              --------------------
         LUXEMBOURG (0.1%)
         Arcelor* . . . . . . .                  3,918                      48,187
                                                              --------------------
         NETHERLANDS (4.5%)
         ABN Amro Holdings N.V.                 16,844                     275,392
         Aegon N.V. . . . . . .                 15,239                     196,059
         Akzo Nobel N.V.. . . .                  3,436                     109,001
         ASML Holding N.V.* . .                  5,409                      45,182
         Buhrmann N.V.. . . . .                  1,319                       5,758
         Elsevier N.V.. . . . .                  7,516                      91,887
         Getronics N.V.*. . . .                  3,867                       2,354
         Hagemeyer N.V. . . . .                  1,314                       9,514
         Heineken N.V., Class A                  2,382                      92,987
         IHC Caland N.V.. . . .                    326                      17,208
         ING Groep N.V. . . . .                 20,176                     341,726
         KLM Royal Dutch
          Airlines N.V.*. . . .                    248                       2,389
         Koninklijke (Royal)
           KPN N.V. * . . . . .                 21,042                     136,905
         Koninklijke Ahold N.V.                  7,950                     100,947
         Koninklijke Royal
          Philips Electronics
          N.V.. . . . . . . . .                 15,764                     276,263
         NUMICO N.V.. . . . . .                  1,700                      21,408
         Oce N.V. . . . . . . .                    824                       9,079
         Qiagen N.V.*^. . . . .                  1,730                       9,077
         Royal Dutch Petroleum
          Co. . . . . . . . . .                 25,332                   1,115,168
         TPG N.V. . . . . . . .                  4,201                      68,111
         Unilever N.V.. . . . .                  6,809                     418,359
         Vedior N.V.. . . . . .                  1,212                       6,919
         Vendex KBB N.V.. . . .                    985                      10,698
         VNU N.V. . . . . . . .                  2,618                      68,271

         Wolters Kluwer N.V.,                    3,163                      55,099
          Class C . . . . . . .                               --------------------
                                                                         3,485,761
                                                              --------------------
         NEW ZEALAND (0.1%)
         Auckland International
          Airport Ltd.. . . . .                  2,414                       7,008
         Carter Holt Harvey Ltd.                10,659                       9,758
         Contact Energy Ltd.. .                  3,525                       7,320
         Fisher & Paykel
          Healthcare Corp. Ltd.                    901                       4,454
         Fisher & Paykel
          Appliances Holdings
          Ltd.. . . . . . . . .                    701                       3,685
         Fletcher Building Ltd.                  4,201                       7,362
         Fletcher Challenge
          Ltd.* . . . . . . . .                  3,538                       1,814
         Independent Newspapers
          Ltd.. . . . . . . . .                  1,809                       2,886
         Sky City Ltd.. . . . .                  2,598                      10,995
         Telecom Corp. of New
          Zealand . . . . . . .                 20,164                      47,801
         The Warehouse Group
          Ltd.. . . . . . . . .                  1,684                       6,448
         Tower Ltd. . . . . . .                  1,394                       1,531
                                                              --------------------
                                                                           111,062
                                                              --------------------
         NORWAY (0.4%)
         Bergesen d.y. ASA,
           Class B. . . . . . .                    200                       3,233
         Bergesen d.y. ASA,
          Class A . . . . . . .                    300                       5,716
         DnB Holding ASA. . . .                  4,800                      22,587
         EDB Business Partner
          ASA*. . . . . . . . .                    550                       1,469
         Frontline Ltd. . . . .                    500                       4,366
         Gjensidige NOR ASA^. .                    650                      21,298
         Kvaerner ASA*. . . . .                  5,979                       3,193
         Merkantildata ASA* . .                  1,000                         751
         Nera ASA*. . . . . . .                  1,250                       1,353
                                            NUMBER                    VALUE
                                          OF SHARES                 (NOTE 1)
-----------------------------------------------------------------------------------

                                                             $
         Norsk Hydro ASA. . . .                  1,800                      80,675
         Norske Skogindustrier
          ASA . . . . . . . . .                  1,250                      17,682
         Orkla ASA. . . . . . .                  2,435                      41,475

         Schibsted ASA. . . . .                    450                       4,677
         Smedvig ASA, Class A .                    400                       1,905
         Smedvig ASA, Class B .                    300                       1,217
         Statoil ASA. . . . . .                  5,300                      44,755
         Storebrand ASA*. . . .                  1,900                       7,131
         Tandberg ASA*. . . . .                  1,450                       8,372
         Telenor ASA. . . . . .                  5,650                      21,612
         Tomra Systems ASA. . .                  2,150                      13,997
                                                              --------------------
                                                                           307,464
                                                              --------------------
         PORTUGAL (0.3%)
         Banco Comercial
          Portugues S.A.. . . .                 18,438                      44,115
         Banco Espirito Santo
          S.A.. . . . . . . . .                  1,280                      16,790
         BPI-SGPS S.A.
          (Registered). . . . .                  5,396                      12,344
         Brisa-Auto Estradas
          de Portugal S.A.. . .                  3,658                      20,268
         Cimentos de Portugal
           SGPS, S.A. . . . . .                    410                       6,884
         Electricidade de
          Portugal S.A. . . . .                 21,945                      36,616
         Jeronimo Martins &
          Filho*. . . . . . . .                    487                       3,552
         Portugal Telecom, SGPS,
          S.A. (Registered) . .                 11,469                      78,833
         PT Multimedia Servicos
          de Telecomunicacoes e
          Multimedia SGPS S.A.*                    563                       5,920
         Sonae SGPS S.A.* . . .                 12,192                       5,118
                                                              --------------------
                                                                           230,440
                                                              --------------------
         SINGAPORE (0.7%)
         Allgreen Properties
          Ltd.. . . . . . . . .                  4,000                       2,191
         CapitaLand Ltd.* . . .                 13,000                       8,319
         Chartered Semiconductor
          Manufacturing Ltd.* .                 12,600                       5,158
         City Developments Ltd.                  5,000                      11,992
         Creative Technology
          Ltd.. . . . . . . . .                  1,000                       7,091
         Cycle & Carriage Ltd..                    626                       1,227
         Datacraft Asia Ltd.. .                  5,000                       3,275
         DBS Group Holdings Ltd.                13,349                      84,658
         Fraser & Neave  Ltd. .                  2,700                      12,142
         Haw Par Corp. Ltd. . .                  1,588                       2,985
         Keppel Corp., Ltd. . .                  6,000                      12,799
         Keppel Land Ltd. . . .                  5,000                       2,796
         NatSteel Ltd.. . . . .                  3,000                       3,563
         Neptune Orient Lines*.                  9,000                       4,774
         Overseas Union
          Enterprise Ltd. . . .                  1,000                       3,373
         Overseas-Chinese
          Banking Corp. . . . .                 11,559                      64,309
         Parkway Holdings Ltd..                  5,000                       2,176
         Sembcorp Industries
          Ltd.. . . . . . . . .                 12,000                       5,431
         Sembcorp Logisitics
          Ltd.. . . . . . . . .                  3,000                       2,715
         Sembcorp Marine Ltd. .                  5,000                       2,609
         Singapore Airlines Ltd.                 7,000                      41,165
         Singapore Exchange Ltd.                 8,000                       5,673
         Singapore Land Ltd.. .                  2,000                       3,644
         Singapore Press
          Holdings Ltd. . . . .                  4,048                      42,475
         Singapore Technologies
          Engineering Ltd.. . .                 16,000                      15,220
         Singapore
          Telecommunications
          Ltd.. . . . . . . . .                 77,000                      55,048
         SMRT Corp., Ltd. . . .                  6,000                       1,989
         ST Assembly Test
          Services Ltd.*. . . .                  3,000                       1,989
         United Overseas Bank
          Ltd.. . . . . . . . .                 14,392                      97,910
         United Overseas Land
          Ltd.. . . . . . . . .                  4,000                       3,713

         Venture Manufacturing                   2,000                      16,028
          (Singapore) Ltd.. . .                               --------------------
                                                                           528,437
                                                              --------------------

124


EQ ADVISORS TRUST
EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002
                                            NUMBER                    VALUE
                                          OF SHARES                 (NOTE 1)
-----------------------------------------------------------------------------------

         SOUTH AFRICA (0.1%)
         SABMiller plc. . . . .                  8,390             $        59,633
                                                              --------------------
         SPAIN (2.7%)
         Acciona S.A. . . . . .                    320                      13,180
         Acerinox S.A.. . . . .                    552                      20,269
         Acesa Infraestructuras
          SA.^. . . . . . . . .                  1,716                         990
         ACS, Actividades Cons y
          Services S.A. . . . .                    544                      17,497
         Altadis S.A. . . . . .                  3,594                      81,993
         Amadeus Global Travel
          Distribution S.A.,
          Class A . . . . . . .                  2,705                      11,156
         Autopistas
          Concesionaria Espana.                  1,716                      19,448
         Banco Bilbao Vizcaya
          Argentaria S.A. . . .                 36,829                     352,471
         Banco Santander Central
          Hispano S.A.. . . . .                 52,188                     358,169
         Corporacion Mapfre S.A.                   818                       6,635
         Endesa S.A.. . . . . .                 10,972                     128,381
         Fomento de
          Construcciones y
          Contratas S.A.* . . .                    562                      12,621
         Gas Natural SDG S.A. .                  2,703                      51,256
         Grupo Dragados S.A.. .                  1,842                      31,314
         Grupo Ferrovial, S.A.*                    723                      18,323
         Iberdrola S.A.^. . . .                  9,343                     130,890
         Iberia Lineas Aereas
          de Espana S.A.. . . .                  5,000                       7,346
         Immobiliaria
          Metropolitana Vasco .                    496                      10,514
         Inditex S.A.*. . . . .                  2,600                      61,417
         NH Hoteles S.A.. . . .                  1,142                       9,815
         Promotora de
          Informaciones S.A.. .                    934                       6,087
         Repsol YPF S.A.. . . .                 11,262                     148,910
         Sociedad General de
          Aguas de Barcelona
          S.A.* . . . . . . . .                    790                       7,959
         SOL Melia S.A. . . . .                  1,059                       4,190
         Telefonica Publicidad
          E Informion S.A.. . .                  1,746                       5,552
         Telefonica S.A.* . . .                 56,015                     501,409
         TelePizza* . . . . . .                  2,024                       1,593
         Terra Networks*. . . .                  4,712                      19,828
         Union Electrica Fenosa
          S.A.^ . . . . . . . .                  2,786                      36,691
         Vallehermoso S.A.. . .                  1,297                      13,475
         Zeltia S.A.*^. . . . .                  1,578                       8,975
                                                              --------------------
                                                                         2,098,354
                                                              --------------------
         SWEDEN (1.6%)
         AB SKF, Class A. . . .                    200                       5,176
         Assa Abloy AB. . . . .                  3,500                      39,968
         Atlas Copco AB, Class A                 1,328                      25,910
         Atlas Copco AB, Class B                   857                      15,196
         Drott AB, Class B. . .                  1,100                      12,246
         Electrolux AB, Class B^                 3,800                      59,966
         Eniro AB . . . . . . .                  2,200                      13,887
         Gambro AB, Class A . .                  2,200                      12,246
         Gambro AB, Class B . .                  1,100                       6,110
         Hennes & Mauritz AB,
          Class B . . . . . . .                  5,700                     109,901
         Hoganas AB^. . . . . .                    300                       5,681
         Holmen AB. . . . . . .                    600                      14,564
         Modern Times Group AB*^                   600                       4,855
         Nordea AB. . . . . . .                 19,092                      84,139
         Nordea AB (FDR). . . .                  8,160                      36,564
         OM AB. . . . . . . . .                    500                       2,387
         S.K.F. AB, Class B . .                  1,000                      25,937
         Sandvik AB . . . . . .                  2,700                      60,270
         Sapa AB. . . . . . . .                    200                       3,672
         SAS AB*. . . . . . . .                    800                       4,536
         Securitas AB, Class B.                  3,600                      42,969
         Skandia Forsakrings
          AB*^. . . . . . . . .                 10,700                      28,490
         Skandinaviska Enskilda
          Banken. . . . . . . .                  5,800                      48,259
                                            NUMBER                    VALUE
                                          OF SHARES                 (NOTE 1)
-----------------------------------------------------------------------------------

         Skanska AB . . . . . .                  4,800              $       28,095
         SSAB Svenskt Stal AB,
          Series A. . . . . . .                    700                       8,275
         SSAB Svenkst Stal AB,
          Series B. . . . . . .                    300                       3,357
         Svenska Cellulosa AB,
          Class B . . . . . . .                  2,300                      77,605
         Svenska Handelsbanken
          AB. . . . . . . . . .                    500                       6,370
         Svenska Handelsbanken
          AB,
          Class A . . . . . . .                  6,800                      90,528
         Swedish Match AB . . .                  4,300                      33,805
         Tele2 AB, Class B* . .                  1,100                      29,099
         Telefonaktiebolaget LM
          Ericsson* . . . . . .                185,100                     129,585
         Telia AB*. . . . . . .                 12,200                      45,925
         TeliaSonera AB*. . . .                 10,525                      39,209
         Trelleborg AB. . . . .                    800                       6,473
         Volvo AB, Class A. . .                  1,240                      19,354
         Volvo AB, Class B^ . .                  2,580                      42,046
         Wm-Data AB, Class B. .                  3,300                       2,878
                                                              --------------------
                                                                         1,225,533
                                                              --------------------
         SWITZERLAND (6.7%)
         ABB AG Ltd.*^. . . . .                 11,288                      32,084
         Adecco S.A.. . . . . .                  1,500                      58,798
         Centerpulse AG . . . .                    118                      20,567
         CIBA Specialty
          Chemicals . . . . . .                    800                      55,775
         Clariant AG. . . . . .                  1,600                      25,573
         Compagnie Financiere
          Richemont AG, Class A                  6,300                     117,553
         Credit Suisse Group. .                 14,200                     308,093
         Fischer (Georg) AG . .                     30                       3,038
         Forbo Holdings AG. . .                     10                       2,980
         Givaudan . . . . . . .                     84                      37,665
         Holcim Ltd., Class B .                    345                      62,628
         Kudelski S.A.*^. . . .                    430                       5,831
         Kuoni Reisen Holding AG
          (Registered)* . . . .                     30                       5,663
         Logitech International
          S.A.*^. . . . . . . .                    500                      14,916
         Lonza AG . . . . . . .                    500                      30,375
         Nestle S.A.
          (Registered). . . . .                  4,740                   1,004,426
         Nobel Biocare Holding
          AG* . . . . . . . . .                    250                      16,074
         Novartis AG
          (Registered). . . . .                 32,700                   1,193,111
         Phonak Holding AG. . .                    300                       2,821
         Publi Groupe S.A.* . .                     10                       1,591
         Roche Holding AG . . .                  8,400                     585,333
         Roche Holding AG
          (Bearer). . . . . . .                    600                      75,938
         Schindler Holding AG .                     50                       9,745
         Serono S.A., Class B .                     80                      42,873
         SGS Societe Generale
          Surveillance de
          Holdings S.A. . . . .                     65                      19,556
         STMicroelectronics N.V.                 7,122                     139,610
         Sulzer AG* . . . . . .                     50                       6,798
         Swatch Group AG. . . .                    800                      13,539
         Swatch Group AG, Class
          B . . . . . . . . . .                    400                      33,268
         Swiss Reinsurance. . .                  3,800                     249,266
         Swisscom AG
          (Registered). . . . .                    320                      92,688
         Syngenta AG. . . . . .                  1,252                      72,483
         Synthes-Stratec, Inc..                     60                      36,798
         Tecan Group AG . . . .                    100                       3,291
         UBS AG*. . . . . . . .                 15,016                     729,786
         Unaxis Holding AG* . .                     96                       6,422
         Valora Holding AG. . .                     40                       7,666

         Zurich Financial                        1,712                     159,722
          Services AG . . . . .                               --------------------
                                                                         5,284,344
                                                              --------------------
         UNITED KINGDOM (22.6%)
         3i Group plc . . . . .                  8,377                      74,848
         Aegis Group plc. . . .                  6,953                       8,759
         Aggreko plc. . . . . .                    601                       1,427
         Amec plc . . . . . . .                  1,926                       4,442
         Amersham plc . . . . .                  9,153                      81,928
         Amvescap plc . . . . .                  8,666                      55,526
         ARM Holdings plc*. . .                 12,500                       9,659

125


EQ ADVISORS TRUST
EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002
                                           NUMBER                    VALUE
                                          OF SHARES                 (NOTE 1)
-----------------------------------------------------------------------------------

         Associated British
          Ports Holding plc . .                  2,349              $       15,108
         AstraZeneca plc. . . .                 15,426                     551,319
         AstraZeneca plc
               (Stockholm
          Exchange) . . . . . .                  5,851                     205,480
         Aviva plc. . . . . . .                 27,361                     195,134
         AWG plc. . . . . . . .                  1,331                       9,289
         BAA plc. . . . . . . .                 13,374                     108,515
         BAE SYSTEMS plc. . . .                 39,206                      78,266
         Balfour Beatty plc . .                  2,108                       4,904
         Barclays Bank plc. . .                 79,816                     494,706
         Barratt Developments
          plc . . . . . . . . .                  4,401                      27,703
         BBA Group plc. . . . .                  7,928                      23,580
         Berkeley Group plc . .                  2,323                      22,289
         BG Group plc . . . . .                 40,619                     175,251
         BHP Billiton plc . . .                 30,082                     160,662
         BOC Group plc. . . . .                  5,407                      77,298
         Boots Co. plc. . . . .                 11,326                     106,849
         BP plc . . . . . . . .                273,971                   1,883,346
         BPB plc. . . . . . . .                  4,185                      16,574
         Brambles Industries plc                11,011                      26,944
         British Airways plc* .                  9,828                      21,360
         British American
          Tobacco plc . . . . .                 20,655                     206,331
         British Land Co., plc.                  7,293                      53,069
         British Sky
          Broadcasting plc* . .                 15,116                     155,501
         BT Group plc . . . . .                108,293                     339,963
         Bunzl plc. . . . . . .                  4,692                      28,704
         Cable & Wireless plc .                 23,952                      17,256
         Cadbury Schweppes plc.                 26,524                     165,252
         Canary Wharf Group plc*                 7,409                      28,090
         Capita Group plc . . .                  9,640                      38,410
         Carlton Communications
          plc . . . . . . . . .                  7,616                      16,460
         Celltech Group plc*. .                  3,193                      17,734
         Centrica plc . . . . .                 52,037                     143,253
         Chubb plc. . . . . . .                  9,134                      12,903
         Close Brothers Group
          plc . . . . . . . . .                    768                       6,874
         Compass Group plc. . .                 28,136                     149,476
         Corus Group plc* . . .                 35,376                      15,519
         Daily Mail & General
          Trust . . . . . . . .                  2,758                      25,819
         De La Rue plc. . . . .                    852                       3,991
         Diageo plc . . . . . .                 39,932                     433,932
         Dixons Group plc . . .                 23,370                      54,554
         Electrocomponents plc.                  5,979                      27,625
         EMI Group plc. . . . .                  8,955                      20,039
         Exel plc . . . . . . .                  4,439                      49,167
         Firstgroup plc . . . .                  2,711                      10,278
         FKI plc. . . . . . . .                  4,086                       5,789
         GKN plc. . . . . . . .                  7,349                      23,751
         GlaxoSmithKline plc. .                 73,674                   1,413,797
         Granada plc. . . . . .                 28,151                      36,143
         Great Universal Stores
          plc . . . . . . . . .                 13,208                     122,690
         Hammerson plc. . . . .                  2,295                      17,476
         Hanson plc . . . . . .                  9,803                      43,558
         Hays plc . . . . . . .                 24,633                      36,781
         HBOS plc . . . . . . .                 45,270                     477,363
         Hilton Group plc . . .                 19,345                      52,009
         HSBC Holdings plc. . .                114,651                   1,267,112
         IMI plc. . . . . . . .                  1,970                       8,325
         Imperial Chemical
          Industries plc. . . .                 15,205                      56,300
         Imperial Tobacco Group
          plc . . . . . . . . .                  8,204                     139,340
         International Power
          plc*. . . . . . . . .                 12,178                      18,772
         Invensys plc . . . . .                 49,074                      41,675
         Johnson Matthey plc. .                  2,954                      38,045
         Kelda Group plc. . . .                  2,985                      20,375
         Kidde plc. . . . . . .                  9,134                      10,404
         Kingfisher plc . . . .                 29,600                     106,027
         Land Securities Group
          plc . . . . . . . . .                  6,241                      78,872
         Legal & General Group
          plc . . . . . . . . .                 82,061                     126,825
         Lloyds TSB Group plc .                 68,806                     494,035
         Logica plc . . . . . .                  9,593                      23,165
                                            NUMBER                    VALUE
                                          OF SHARES                 (NOTE 1)
-----------------------------------------------------------------------------------

         Man (E D & F) Group plc                 2,628            $         37,527
         Marks & Spencer Group
          plc . . . . . . . . .                 29,882                     151,536
         Misys plc. . . . . . .                  7,079                      20,058
         National Grid Group plc                38,979                     286,463
         Next plc . . . . . . .                  3,318                      39,341
         P&O Princess Cruises
          plc*. . . . . . . . .                  9,577                      66,451
         Pearson plc. . . . . .                 10,642                      98,426
         Peninsular & Oriental
          Steam Navigation Co..                  8,440                      22,351
         Pilkington plc . . . .                  5,217                       4,871
         Provident Financial plc                 2,169                      20,742
         Prudential plc . . . .                 25,342                     179,103
         Rank Group plc . . . .                  4,798                      20,585
         Reckitt Benckiser plc.                  7,177                     139,228
         Reed Elsevier plc* . .                 16,403                     140,485
         Rentokil Initial plc .                 25,402                      89,968
         Reuters Group plc. . .                 18,097                      51,713
         Rexam plc. . . . . . .                  3,776                      25,775
         Rio Tinto plc. . . . .                 13,524                     269,975
         RMC Group plc. . . . .                  4,299                      25,400
         Rolls-Royce plc. . . .                 18,988                      32,708
         Royal & Sun Alliance
          Insurance Group plc .                 14,956                      29,074
         Royal Bank of Scotland
          Group plc . . . . . .                 33,387                     799,792
         Safeway plc. . . . . .                 10,561                      36,257
         Sainsbury J plc. . . .                 19,212                      86,215
         Schroders plc. . . . .                  2,425                      19,949
         Scottish & Newcastle
          plc . . . . . . . . .                  8,211                      61,269
         Scottish & Southern
          Energy. . . . . . . .                  9,421                     103,134
         Scottish Power plc . .                 24,328                     141,975
         Securicor plc* . . . .                  2,034                       2,775
         Serco Group plc. . . .                  2,533                       6,244
         Seton Scholl Healthcare
          Group plc . . . . . .                    457                       1,885
         Severn Trent plc . . .                  3,237                      36,166
         Shell Transport &
          Trading Co. plc . . .                119,217                     784,979
         Signet Group plc . . .                 14,678                      16,068
         Six Continents plc . .                 10,581                      85,512
         Slough Estates plc . .                  3,338                      18,217
         Smith & Nephew plc . .                 10,275                      62,941
         Smiths Group plc . . .                  7,627                      85,398
         Stagecoach Holdings plc                 9,196                       4,367
         Tate & Lyle plc. . . .                  3,654                      18,530
         Taylor Woodward plc. .                  3,483                       9,504
         Tesco plc. . . . . . .                 86,370                     269,750
         The Sage Group plc . .                 15,086                      32,301
         Unilever plc . . . . .                 34,575                     328,962
         United Business Media
          plc . . . . . . . . .                  2,740                      12,792
         United Utilities plc .                  7,876                      79,120
         Vodafone Group plc . .                827,895                   1,509,420
         Whitbread plc. . . . .                  2,447                      21,312
         Wimpey (George) plc. .                  2,142                       9,173
         Wolseley plc . . . . .                  8,021                      67,341
         WPP Group plc. . . . .                 14,226                     108,671
                                                              --------------------
                                                                        17,691,794
                                                              --------------------
         UNITED STATES (0.0%)
         Capstone Turbine Corp.*                    48                          43
                                                              --------------------
         TOTAL COMMON STOCKS
          (81.3%)
          (Cost $96,108,677). .                                         63,731,553
                                                              --------------------

         PREFERRED STOCKS:
         GERMANY (0.1%)
         Fresenius Medical Care
          AG. . . . . . . . . .                    250                       7,608
         Porsche AG . . . . . .                    100                      41,556
         Volkswagen AG. . . . .                  1,350                      34,992
         Wella AG . . . . . . .                    250                      14,823
                                                              --------------------
                                                                            98,979
                                                              --------------------
         ITALY (0.0%)
         Fiat S.p.A.. . . . . .                  1,172                       5,350
                                                              --------------------
         TOTAL PREFERRED STOCKS
          (0.1%)
          (Cost $152,593) . . .                                            104,329
                                                              --------------------

126


EQ ADVISORS TRUST
EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002
                                           NUMBER                    VALUE
                                         OF WARRANTS               (NOTE 1)
-----------------------------------------------------------------------------------

         WARRANTS:
         ITALY (0.0%)

         Snia S.p.A.*                            2,355            $            100
          (Cost $--)  . . . . .                               --------------------
                                          PRINCIPAL
                                           AMOUNT
                                       -----------------

         SHORT-TERM DEBT SECURITIES:
         TIME DEPOSIT (13.1%)
         J.P. Morgan Chase Nassau,
          0.73%, 01/02/03 . . .        $                                10,234,685
                                            10,234,685        --------------------
         U.S. GOVERNMENT (0.4%)
         U.S. Treasury Bills (Discount Note)
          01/23/03 #. . . . . .                315,000                     314,768
                                                              --------------------
         TOTAL SHORT-TERM DEBT
          SECURITIES  (13.5%)

          (Amortized Cost                                               10,549,453
           $10,549,453) . . . .                               --------------------
         TOTAL INVESTMENTS (95.0%)
          (Cost/Amortized Cost
           $106,810,723). . . .                                         74,385,435

         OTHER ASSETS LESS                                               3,963,242
          LIABILITIES (5.0%). .                               --------------------
         NET ASSETS (100.0%)  .                                   $     78,348,677
                                                              ====================

Market Sector Diversification
As a Percentage of Total Equity Investments
Consumer Discretionary. . . 12.4%
Consumer Staples . . .  . 9.7
Energy. . . . . . . . . . 9.7
Financials . . . . . . . 24.2
Health Care . . . . . . . 10.4
Industrials. . . . . . .. . 8.4
Information Technology . . . . 7.4
Materials. . . . . . . . . . 6.4
Telecommunications Services. .  7.0
Utilities . . . . . . . . . . 4.4
                           100.0%
* Non-income producing.
^ All, or a portion, of security out on loan (Note 1).
# All, or a portion of security held by broker as collateral for fi-nancial futures contracts.
(y) Affilated company as defined under the Investment Company
Act of 1940 (Note 6).
+ Securities (totaling $0 or 0.0% of net assets) valued at fair value.
FDR - Finnish Depositary Receipt
RNC - Risparmio Non-Convertible Savings Shares
VVPR- Verminderde Voorheffing - Precompte Reduit


--------------------------------------------------------------------------------
At December 31, 2002 the portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

                                              LOCAL
                                             CONTRACT    COST ON      U.S. $       UNREALIZED
                                              AMOUNT   ORIGINATION   CURRENT     APPRECIATION/
                                             (000'S)      DATE        VALUE      (DEPRECIATION)
                                            ---------------------------------------------------
FOREIGN CURRENCY BUY CONTRACTS
British Pound, expiring 01/10/03. . . . . . .     1,280   $2,014,720   $2,059,732      $ 45,012
European Union, expiring 01/10/03 . . . . . .     3,730    3,738,877    3,913,037       174,160
Japanese Yen, expiring 01/10/03 . . . . . . .   177,490    1,476,622    1,496,061        19,439
                                                                                       --------
                                                                                       $238,611
                                                                                       ========


At December 31, 2002 the Portfolio had the following futures contracts open:
(Note 1)

                        NUMBER OF                                         UNREALIZED
                        CONTRACTS  EXPIRATION   ORIGINAL    VALUE AT    APPRECIATION/
PURCHASE                ---------     DATE       VALUE      12/31/02    (DEPRECIATION)
--------                           ----------  ----------  ----------  ----------------
CAC 40 10 Euro. . . .       10     January-03  $   32,295  $   32,132     $    (163)
Hang Seng Index . . .        5     January-03     301,324     297,721        (3,603)
IBEX 35 Index . . . .        2     January-03     132,796     125,581        (7,215)
EUReX Index . . . . .      225       March-03   5,893,526   5,654,928      (238,598)
FTSE Index. . . . . .       56       March-03   3,521,484   3,526,370         4,886
Nikkei 225. . . . . .       60       March-03   2,626,185   2,557,500       (68,685)
SPI 200 . . . . . . .       15       March-03     662,080     667,367         5,287
                                                                          ---------
                                                                          $(308,091)
                                                                          =========


Investments in companies which were affiliates for the year ended December 31, 2002, were as follows:

                                                           MARKET VALUE              REALIZED
                     MARKET VALUE     PURCHASES  SALES AT   DECEMBER 31   DIVIDEND     GAIN
SECURITIES         DECEMBER 31, 2001   AT COST     COST         2002       INCOME     (LOSS)
----------         -----------------  ---------  ---------  ------------  --------  -----------
AXA . . . . . . .      $389,506       $    --      47,632     $229,458    $ 9,137    $(15,336)
Deutsche Bank . .       467,934         9,787          --      314,003      6,786          --
                       --------                               --------    -------    --------
                       $857,440                               $543,461    $15,923    $(15,336)
                       ========                               ========    =======    ========

EQ ADVISORS TRUST
EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2002
--------------------------------------------------------------------------------

Investment security transactions for the year ended December 31, 2002 were as follows:

COST OF PURCHASES:
Stocks and long-term
 corporate debt securities                $  8,199,479
NET PROCEEDS OF SALES AND
 REDEMPTIONS:
Stocks and long-term
 corporate debt securities                   7,959,733
As of December 31, 2002, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized
 appreciation . . . . . .                 $  2,441,764
Aggregate gross unrealized
 depreciation . . . . . .                  (35,286,810)
                                          ------------
Net unrealized
 depreciation . . . . . .                 $(32,845,046)
                                          ============
Federal income tax cost of
 investments. . . . . . .                 $107,230,481
                                          ============


At December 31, 2002, the Portfolio had loaned securities with a total value $1,750,748 which was secured by collateral of $1,842,426.

The Portfolio has a net capital loss carryforward of $6,837,921 of which $1,276,824 expires in the year 2009 and $5,561,097 expires in the year 2010.


                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/JANUS LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2002

                                                 NUMBER OF              VALUE
                                                   SHARES              (NOTE 1)
-----------------------------------------------------------------------------------

         COMMON STOCKS:
         CONSUMER DISCRETIONARY (21.1%)
         APPAREL RETAIL (1.4%)

                                                                  $
         TJX Cos., Inc. . . . . . . . . .          115,225               2,249,192
                                                                   ---------------
         AUTOMOBILES (0.7%)
         Harley-Davidson, Inc.. . . . . .           25,340               1,170,708
                                                                   ---------------
         CASINOS & GAMING (2.4%)
         MGM Mirage, Inc.*. . . . . . . .          114,670               3,780,670
                                                                   ---------------
         GENERAL MERCHANDISE STORES (1.0%)
         Costco Wholesale Corp.*. . . . .           58,365               1,637,722
                                                                   ---------------
         HOME IMPROVEMENT RETAIL (1.7%)
         Home Depot, Inc. . . . . . . . .          114,190               2,735,992
                                                                   ---------------
         MEDIA (13.9%)
         AOL Time Warner, Inc.* . . . . .          230,490               3,019,419
         Cablevision Systems New York
          Group, Class A*^. . . . . . . .          237,360               3,973,406
         Liberty Media Corp., Class A*. .          766,974               6,856,748
         Metro-Goldwyn-Mayer, Inc.*^. . .          112,055               1,456,715
         USA Interactive*^. . . . . . . .           31,580                 723,814
         Viacom, Inc., Class B* . . . . .          158,625               6,465,555

                                                                   ---------------
                                                                        22,495,657
                                                                   ---------------
          TOTAL CONSUMER DISCRETIONARY  .                               34,069,941
                                                                   ---------------
         CONSUMER STAPLES (5.0%)
         BEVERAGES (3.3%)
         Anheuser-Busch Cos., Inc.. . . .          109,300               5,290,120
                                                                   ---------------
         HOUSEHOLD PRODUCTS (1.7%)
         Colgate-Palmolive Co.. . . . . .           51,955               2,724,001
                                                                   ---------------
          TOTAL CONSUMER STAPLES  . . . .                                8,014,121
                                                                   ---------------
         ENERGY (3.1%)
         OIL & GAS EXPLORATION & PRODUCTION (3.1%)
         Anadarko Petroleum Corp. . . . .          105,535               5,055,126
                                                                   ---------------
         FINANCIALS (20.8%)
         BANKS (2.0%)
         Bank of New York Co., Inc. . . .          134,650               3,226,214
                                                                   ---------------
         DIVERSIFIED FINANCIALS (14.3%)
         Charles Schwab Corp. . . . . . .          248,900               2,700,565
         Citigroup, Inc.. . . . . . . . .           47,230               1,662,024
         Fannie Mae . . . . . . . . . . .           99,150               6,378,319
         Moody's Corp.. . . . . . . . . .           33,245               1,372,686
         Morgan Stanley . . . . . . . . .          115,245               4,600,580
         SLM Corp.. . . . . . . . . . . .           62,315               6,472,036

                                                                   ---------------
                                                                        23,186,210
                                                                   ---------------
         INSURANCE (4.5%)
         Allstate Corp. . . . . . . . . .          125,260               4,633,367
         Marsh & McLennan Cos., Inc.. . .           57,060               2,636,743

                                                                   ---------------
                                                                         7,270,110
                                                                   ---------------
          TOTAL FINANCIALS  . . . . . . .                               33,682,534
                                                                   ---------------
         HEALTH CARE (16.8%)
         BIOTECHNOLOGY (4.4%)
         Amgen, Inc.* . . . . . . . . . .           41,005               1,982,182
         Genentech, Inc.* . . . . . . . .          156,320               5,183,571

                                                                   ---------------
                                                                         7,165,753
                                                                   ---------------
         HEALTH CARE EQUIPMENT & SERVICES (4.9%)
         McKesson, Inc. . . . . . . . . .           67,295               1,818,984
         Wellpoint Health Networks, Inc.*           86,475               6,153,561

                                                                   ---------------
                                                                         7,972,545
                                                                   ---------------
         PHARMACEUTICALS (7.5%)
         Johnson & Johnson. . . . . . . .           90,025               4,835,242
         Pfizer, Inc. . . . . . . . . . .          210,305               6,429,024

                                                 NUMBER OF              VALUE
                                                   SHARES              (NOTE 1)
-----------------------------------------------------------------------------------

         Wyeth. . . . . . . . . . . . . .           21,550            $    805,970
                                                                   ---------------
                                                                        12,070,236
                                                                   ---------------
          TOTAL HEALTH CARE . . . . . . .                               27,208,534
                                                                   ---------------
         INDUSTRIALS (8.4%)
         AEROSPACE & DEFENSE (1.9%)
         General Dynamics Corp. . . . . .           25,850               2,051,715
         Honeywell International, Inc.. .           45,655               1,095,720

                                                                   ---------------
                                                                         3,147,435
                                                                   ---------------
         COMMERCIAL SERVICES & SUPPLIES (4.1%)
         Automatic Data Processing, Inc..           97,670               3,833,547
         Weight Watchers
          International, Inc.*. . . . . .           59,315               2,726,711

                                                                   ---------------
                                                                         6,560,258
                                                                   ---------------
         INDUSTRIAL CONGLOMERATES (2.4%)
         General Electric Co. . . . . . .          155,950               3,797,382
                                                                   ---------------
          TOTAL INDUSTRIALS . . . . . . .                               13,505,075
                                                                   ---------------
         INFORMATION TECHNOLOGY (16.6%)
         APPLICATION SOFTWARE (1.6%)
         Electronic Arts, Inc.* . . . . .           51,120               2,544,242
                                                                   ---------------
         COMPUTER STORAGE & PERIPHERALS (1.0%)
         Lexmark International, Inc.* . .           27,015               1,634,408
                                                                   ---------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS (1.3%)
         Flextronics International Ltd.*.          251,015               2,055,813
                                                                   ---------------
         SEMICONDUCTOR EQUIPMENT (1.9%)
         Applied Materials, Inc.* . . . .          243,315               3,170,394
                                                                   ---------------
         SEMICONDUCTORS (2.0%)
         Linear Technology Corp.. . . . .           85,390               2,196,231
         Texas Instruments, Inc.. . . . .           64,975                 975,275

                                                                   ---------------
                                                                         3,171,506
                                                                   ---------------
         SYSTEMS SOFTWARE (6.1%)
         Microsoft Corp.* . . . . . . . .          156,725               8,102,682
         Oracle Corp.*. . . . . . . . . .          164,095               1,772,226

                                                                   ---------------
                                                                         9,874,908
                                                                   ---------------
         TELECOMMUNICATIONS EQUIPMENT (2.7%)
         Nokia (ADR). . . . . . . . . . .          204,525               3,170,138
         QUALCOMM, Inc.*. . . . . . . . .           32,490               1,182,311

                                                                   ---------------
                                                                         4,352,449
                                                                   ---------------
          TOTAL INFORMATION TECHNOLOGY  .                               26,803,720
                                                                   ---------------
         TOTAL COMMON STOCKS (91.8%)
          (Cost $184,469,062) . . . . . .                              148,339,051
                                                                   ---------------
                                                 PRINCIPAL
                                                   AMOUNT
                                                 ------------
         SHORT-TERM DEBT SECURITIES:
         COMMERCIAL PAPER (2.5%)
                                                 $
          General Electric Capital Corp.,        4,100,000
           1.27%, 1/2/03. . . . . . . . .                                4,099,715
                                                                   ---------------
         TIME DEPOSIT (0.1%)

         J.P. Morgan Chase Nassau,                  78,753                  78,753
          0.73%, 1/2/03 . . . . . . . . .                          ---------------
         U.S. GOVERNMENT AGENCY (5.6%)
         Federal Home Loan Mortgage Corp.
          (Discount Note),  1/2/03. . . .        9,100,000               9,099,621
                                                                   ---------------
         TOTAL SHORT-TERM DEBT SECURITIES (8.2%)
          (Amortized Cost $13,278,089). .                               13,278,089
                                                                   ---------------
         TOTAL INVESTMENTS (100.0%)
          (Cost/Amortized Cost $197,747,151)                           161,617,140

         OTHER ASSETS LESS LIABILITIES                                      21,181
          (0.0%)  . . . . . . . . . . . .                          ---------------
         NET ASSETS (100%)  . . . . . . .                             $161,638,321
                                                                   ===============

EQ ADVISORS TRUST
EQ/JANUS LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2002
--------------------------------------------------------------------------------

---------
* Non-income producing.
^ All, or a portion, of security out on loan (Note 1).
  Glossary:
  ADR-- American Depositary Receipt



--------------------------------------------------------------------------------

Investment security transactions for the year ended December 31, 2002 were as follows:

COST OF PURCHASES:
Stocks and long-term
 corporate debt
 securities. . . . . . .                 $120,359,733
NET PROCEEDS OF SALES AND
 REDEMPTIONS:
Stocks and long-term
 corporate debt
 securities. . . . . . .                   66,464,227
As of December 31, 2002, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross
 unrealized appreciation                 $  2,026,105
Aggregate gross
 unrealized depreciation                  (42,353,112)
                                         ------------
Net unrealized
 depreciation. . . . . .                 $(40,327,007)
                                         ============
Federal income tax cost
 of investments. . . . .                 $201,944,147
                                         ============


At December 31, 2002, the Portfolio had loaned securities with a total value $3,539,232 which was secured by collateral of $3,499,275.

The Portfolio has a net capital loss carryforward of $45,885,184 of which $13,785,183 expires in the year 2009 and $32,100,001 expires in the year 2010.


                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/J.P. MORGAN CORE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2002

                                                    PRINCIPAL            VALUE
                                                     AMOUNT            (NOTE 1)
-----------------------------------------------------------------------------------

         LONG-TERM DEBT SECURITIES:
         CONSUMER DISCRETIONARY (1.4%)
         AUTOMOBILES (0.5%)
         DaimlerChrysler NA Holdings Corp.
                                                   $                 $
          8.50%, 1/18/31. . . . . . . . . .            160,000             196,914
         Ford Motor Co.
          7.45%, 7/16/31. . . . . . . . . .          1,690,000           1,470,079
         General Motors Corp.
          7.20%, 1/15/11^ . . . . . . . . .            845,000             848,542
         Toyota Motor Credit Corp.
          5.63%, 11/13/03 . . . . . . . . .          1,000,000           1,033,167

                                                                      ------------
                                                                         3,548,702
                                                                      ------------
         DEPARTMENT STORES (0.2%)
         Federated Department Stores, Inc.
          8.50%, 6/15/03. . . . . . . . . .          1,000,000           1,025,391
         May Department Stores Co.
          6.90%, 1/15/32. . . . . . . . . .            155,000             161,177

                                                                      ------------
                                                                         1,186,568
                                                                      ------------
         HOME IMPROVEMENT RETAIL (0.0%)
         Lowe's Cos., Inc.
          6.88%, 2/15/28. . . . . . . . . .            285,000             317,466
                                                                      ------------
         MEDIA (0.7%)
         AOL Time Warner, Inc.
          7.63%, 4/15/31. . . . . . . . . .          1,415,000           1,454,314
         Comcast Cable Communications, Inc.
          6.75%, 1/30/11. . . . . . . . . .            465,000             483,826
         COX Communications, Inc.
          7.75%, 11/01/10^. . . . . . . . .            635,000             723,236
          7.13%, 10/01/12 . . . . . . . . .            320,000             355,435
         TCI Communications, Inc.
          7.88%, 8/01/13. . . . . . . . . .            465,000             510,315
          8.75%, 8/01/15. . . . . . . . . .            595,000             684,841
         Time Warner Entertainment LP
          8.38%, 3/15/23. . . . . . . . . .            715,000             804,576
         Viacom, Inc.
          7.88%, 7/30/30. . . . . . . . . .            365,000             454,363

                                                                      ------------
                                                                         5,470,906
                                                                      ------------
          TOTAL CONSUMER DISCRETIONARY  . .                             10,523,642
                                                                      ------------
         CONSUMER STAPLES (0.7%)
         FOOD PRODUCTS (0.3%)
         Archer-Daniels-Midland Co.
          5.94%, 10/01/32 . . . . . . . . .            860,000             858,108
         ConAgra Foods, Inc.
          6.75%, 9/15/11. . . . . . . . . .            445,000             506,036
         Kellogg Co.
          6.60%, 4/01/11. . . . . . . . . .            370,000             416,710
         Kraft Foods, Inc.
          6.25%, 6/01/12. . . . . . . . . .            505,000             564,727

                                                                      ------------
                                                                         2,345,581
                                                                      ------------
         FOOD RETAIL (0.4%)
         Ahold Finance USA, Inc.
          6.88%, 5/01/29. . . . . . . . . .            125,000             112,263
         Albertson's, Inc.
          7.50%, 2/15/11^ . . . . . . . . .            250,000             287,629
         Kroger Co.
          6.80%, 4/01/11. . . . . . . . . .            800,000             876,927
          7.50%, 4/01/31^ . . . . . . . . .            560,000             626,409
         Safeway, Inc.
          6.50%, 3/01/11. . . . . . . . . .            860,000             936,234

                                                                      ------------
                                                                         2,839,462
                                                                      ------------
          TOTAL CONSUMER STAPLES  . . . . .                              5,185,043
                                                                      ------------
         ENERGY (1.2%)
         INTEGRATED OIL & GAS (0.5%)
         Amerada Hess Corp.
          7.88%, 10/01/29 . . . . . . . . .            425,000             491,379
                                                    PRINCIPAL            VALUE
                                                     AMOUNT            (NOTE 1)
-----------------------------------------------------------------------------------

         Conoco Funding Co.
          7.25%, 10/15/31 . . . . . . . . .        $   735,000        $    861,219
         ConocoPhillips
          5.90%, 10/15/32(b)  . . . . . . .            650,000             646,309
         Norsk Hydro AS
          7.25%, 9/23/27. . . . . . . . . .          1,205,000           1,399,713
         Occidental Petroleum Corp.
          9.25%, 8/01/19. . . . . . . . . .            575,000             752,254

                                                                      ------------
                                                                         4,150,874
                                                                      ------------
         OIL & GAS DRILLING (0.1%)
         Transocean, Inc.
          6.63%, 4/15/11. . . . . . . . . .            545,000             600,097
                                                                      ------------
         OIL & GAS EQUIPMENT & SERVICES (0.0%)
         Trans-Canada Pipelines Ltd.
          8.63%, 5/15/12. . . . . . . . . .            190,000             235,705
                                                                      ------------
         OIL & GAS EXPLORATION & PRODUCTION (0.5%)
         Alberta Energy Co. Ltd.
          7.38%, 11/01/31 . . . . . . . . .            185,000             217,141
         Anadarko Finance Co.
          7.50%, 5/01/31. . . . . . . . . .            445,000             529,130
         Devon Funding Corp.
          7.88%, 9/30/31(b) . . . . . . . .          1,025,000           1,207,160
         Lasmo USA, Inc.
          7.30%, 11/15/27 . . . . . . . . .            545,000             643,149
         Noble Affiliates, Inc.
          8.00%, 4/01/27. . . . . . . . . .            835,000             922,223

                                                                      ------------
                                                                         3,518,803
                                                                      ------------
         OIL & GAS REFINING & MARKETING (0.1%)
         Valero Energy Corp.
          6.88%, 4/15/12^ . . . . . . . . .            765,000             796,677
                                                                      ------------
          TOTAL ENERGY  . . . . . . . . . .                              9,302,156
                                                                      ------------
         FINANCIALS (84.7%)
         ASSET BACKED (6.7%)
         Abbey National Capital Trust I
          8.96%, 12/29/49 . . . . . . . . .            680,000             843,068
         Citibank Credit Card Issuance Trust,
          Series 00-A1 A1
          6.90%, 10/15/07 . . . . . . . . .          4,000,000           4,468,745
         Citibank Credit Card Master Trust I,
          Series 98-3 A
          5.80%, 2/07/05. . . . . . . . . .          8,360,000           8,396,545
         COMED Transitional Funding Trust, Series
          98-1 A6
          5.63%, 6/25/09. . . . . . . . . .          2,370,000           2,586,426
         DaimlerChrysler Auto Trust, Series
          00-E A3
          6.11%, 11/08/04 . . . . . . . . .          4,942,632           5,018,621
            Series 00-E A4
          6.16%, 1/08/06. . . . . . . . . .          3,000,000           3,162,700
         First Union - Lehman Brothers -
          Bank of America Commercial
          Mortgage Securities, Inc.,
          Series 98-C2 A2
          6.56%, 11/18/35^. . . . . . . . .          1,805,000           2,041,824
         Ford Credit Auto Owner Trust,
          Series 99-D A5
          6.52%, 9/15/03. . . . . . . . . .            643,577             644,716
         Household Private Label Credit Card
          Master Trust,
          Series 01-2 A
          4.95%, 6/16/08. . . . . . . . . .          1,845,000           1,932,664
         ING Capital Funding Trust III
          8.44%, 12/31/49 . . . . . . . . .          1,000,000           1,162,836

131


EQ ADVISORS TRUST
EQ/J.P. MORGAN CORE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002
                                                  PRINCIPAL            VALUE
                                                     AMOUNT             (NOTE 1)
-----------------------------------------------------------------------------------

         Nissan Auto Receivables Owner Trust,
          Series 01-C A3
                                                   $                 $
          4.31%, 5/16/05. . . . . . . . . .          3,710,000           3,780,597
         Nomura Asset Securities Corp.,
          Series 98-D6 A1B
          6.59%, 3/15/30. . . . . . . . . .          2,690,000           3,053,336
         PECO Energy Transition Trust,
          Series 00-A A3
          7.63%, 3/01/10. . . . . . . . . .          1,300,000           1,550,402
          Series 99-A A4
          5.80%, 3/01/07^ . . . . . . . . .            500,000             530,924
         Sears Credit Account Master Trust,
          Series 95-5 A
          6.05%, 1/15/08. . . . . . . . . .            408,333             418,414
         Target Return Index Securities Trust,
          Series 10-02
          6.96%, 1/15/12(S) . . . . . . . .          9,609,720          10,594,716
          Series 5-02
          5.89%, 1/25/07(S) . . . . . . . .            998,440           1,060,413

                                                                      ------------
                                                                        51,246,947
                                                                      ------------
         BANKS (3.7%)
         ABN Amro North American Holding
          Capital
          6.52%, 12/29/49(S)  . . . . . . .          1,940,000           1,989,160
         Bank of America Corp.
          7.40%, 1/15/11. . . . . . . . . .          1,955,000           2,302,922
          4.88%, 9/15/12^ . . . . . . . . .            985,000             995,628
         Bank One Capital III
          8.75%, 9/01/30. . . . . . . . . .            260,000             327,123
         Bank One Corp.
          7.88%, 8/01/10. . . . . . . . . .            220,000             263,671
         Barclays Bank plc
          8.55%, 12/31/49(S)  . . . . . . .          1,035,000           1,263,415
          6.86%, 9/29/49(S)^  . . . . . . .            650,000             665,925
         BNP Paribas Capital Trust Corp.
          9.00%, 12/31/49(S)  . . . . . . .          1,150,000           1,404,985
         Countrywide Home Loans
          5.63%, 5/15/07. . . . . . . . . .          1,220,000           1,304,941
         Den Norske Bank A/S
          7.73%, 6/31/49(e)(S)  . . . . . .            510,000             577,864
         Golden West Financial Corp.
          4.75%, 10/01/12 . . . . . . . . .            950,000             955,257
         HSBC Capital Funding LP
          9.55%, 12/31/49(e)(S) . . . . . .          2,105,000           2,588,977
          10.18%, 12/29/49(S) . . . . . . .            310,000             434,960
         KBC Bank Fund Trust III
          9.86%, 12/31/49(b)  . . . . . . .            975,000           1,184,590
         National City Bank
          6.20%, 12/15/11 . . . . . . . . .            615,000             675,188
         Nordbanken AB
          8.95%, 12/31/49(S)  . . . . . . .          1,275,000           1,518,688
         Regions Financial Corp.
          7.00%, 3/01/11. . . . . . . . . .            640,000             733,409
         Royal Bank of Scotland Group plc
          7.65%, 12/31/49 . . . . . . . . .            470,000             543,988
         Royal Bank of Scotland Group plc
          (ADR)
          9.12%, 12/31/49 . . . . . . . . .          1,250,000           1,541,445
         Standard Chartered Bank
          8.00%, 5/30/31(S) . . . . . . . .            265,000             305,107
         SunTrust Banks, Inc.
          6.38%, 4/01/11. . . . . . . . . .            620,000             691,426
         Swedbank AB
          9.00%, 12/31/49(S)  . . . . . . .            780,000             916,412
         US Bank NA Minneapolis
          6.38%, 8/01/11. . . . . . . . . .          1,500,000           1,682,331
                                                    PRINCIPAL            VALUE
                                                     AMOUNT             (NOTE 1)
-----------------------------------------------------------------------------------

         Washington Mutual Bank FA
          6.88%, 6/15/11. . . . . . . . . .        $ 1,200,000        $  1,345,537
         Washington Mutual, Inc.
          4.38%, 1/15/08. . . . . . . . . .            470,000             478,916
         Wells Fargo & Co.
          5.13%, 9/01/12. . . . . . . . . .            215,000             222,343
          5.00%, 11/15/14 . . . . . . . . .            625,000             631,292
          5.50%, 8/01/12^ . . . . . . . . .            725,000             766,956

                                                                      ------------
                                                                        28,312,456
                                                                      ------------
         COLLATERALIZED MORTGAGE OBLIGATIONS (3.6%)
         Credit Suisse First Boston Mortgage
          Securities Corp., Series 02-CKN2
          A3
          6.13%, 4/15/37. . . . . . . . . .          3,000,000           3,319,162
         First Union - Lehman Brothers
          Commercial Mortgage Securities, Inc.,
          Series 97-C2 A3
          6.65%, 11/18/29 . . . . . . . . .          2,500,000           2,798,492
         First Union Commercial Mortgage
          Trust,
          Series 99-C1 A1
          5.73%, 10/15/35 . . . . . . . . .            948,104           1,016,379
         GMAC Commercial Mortgage
          Securities, Inc.,
          Series 98-C2 A1
          6.15%, 5/15/35. . . . . . . . . .             88,529              94,879
         Greenwich Capital Commercial
          Funding Corp.,
          Series 2002-C1 A4
          4.95%, 1/11/35. . . . . . . . . .          3,680,000           3,757,052
         LB-UBS Commercial Mortgage Trust,
          Series 01-C7 A3
          5.64%, 12/15/25 . . . . . . . . .          5,103,015           5,473,865
         Merrill Lynch Mortgage Investors, Inc.,
          Series 98-C2 A2
          6.39%, 2/15/30. . . . . . . . . .          2,275,000           2,512,618
         Wachovia Corp.,
          Series 02-C2 A4
          4.98%, 11/15/34 . . . . . . . . .          8,545,000           8,738,472

                                                                      ------------
                                                                        27,710,919
                                                                      ------------
         DIVERSIFIED FINANCIALS (3.8%)
         Associates Corp. of North America
          6.00%, 4/15/03. . . . . . . . . .            200,000             202,527
         CIT Group, Inc.
          7.75%, 4/02/12. . . . . . . . . .            675,000             758,129
         Citigroup, Inc.
          7.25%, 10/01/10 . . . . . . . . .          3,015,000           3,500,020
         Credit Suisse First Boston USA, Inc.
          6.13%, 11/15/11 . . . . . . . . .            105,000             109,556
          6.50%, 1/15/12. . . . . . . . . .            305,000             325,972
          7.13%, 7/15/32. . . . . . . . . .            355,000             377,115
         Ford Motor Credit Co.
          7.88%, 6/15/10^ . . . . . . . . .            225,000             226,410
          7.38%, 2/01/11. . . . . . . . . .          3,475,000           3,379,055
          7.25%, 10/25/11^. . . . . . . . .            250,000             242,919
         General Electric Capital Corp.
          5.88%, 2/15/12. . . . . . . . . .          2,860,000           3,057,589
          6.75%, 3/15/32. . . . . . . . . .          1,110,000           1,227,205
         General Motors Acceptance Corp.
          7.25%, 3/02/11. . . . . . . . . .          1,730,000           1,762,924
          8.00%, 11/01/31 . . . . . . . . .          1,405,000           1,412,650
         Goldman Sachs Group, Inc.
          6.60%, 1/15/12. . . . . . . . . .            530,000             585,647
          5.70%, 9/01/12. . . . . . . . . .            390,000             405,618
         Household Finance Corp.
          5.88%, 2/01/09. . . . . . . . . .            870,000             892,973
          8.00%, 7/15/10. . . . . . . . . .          1,080,000           1,220,062

132


EQ ADVISORS TRUST
EQ/J.P. MORGAN CORE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002
                                                    PRINCIPAL            VALUE
                                                     AMOUNT             (NOTE 1)
-----------------------------------------------------------------------------------

          6.75%, 5/15/11. . . . . . . . . .        $   820,000        $    874,275
          7.00%, 5/15/12. . . . . . . . . .            620,000             679,079
          6.38%, 11/27/12^. . . . . . . . .            560,000             584,602
         Lehman Brothers Holdings. Inc.
          6.63%, 1/18/12. . . . . . . . . .            670,000             741,576
         Morgan Stanley
          6.75%, 4/15/11. . . . . . . . . .            730,000             811,226
          6.60%, 4/01/12. . . . . . . . . .          1,165,000           1,291,189
         National Rural Utilities
          7.25%, 3/01/12. . . . . . . . . .            815,000             934,738
         Prudential Holdings LLC
          8.70%, 12/18/23(S)  . . . . . . .            670,000             775,257
         Sears Roebuck Acceptance Corp.
          7.00%, 6/01/32. . . . . . . . . .            100,000              83,829
         Sprint Capital Corp.
          7.63%, 1/30/11. . . . . . . . . .          1,395,000           1,325,250
          8.75%, 3/15/32^ . . . . . . . . .            120,000             114,000
         UBS Preferred Funding Trust I
          8.62%, 10/29/49 . . . . . . . . .          1,400,000           1,692,240

                                                                      ------------
                                                                        29,593,632
                                                                      ------------
         FOREIGN GOVERNMENT (0.3%)
         Quebec Province
          7.50%, 9/15/29. . . . . . . . . .          1,035,000           1,290,798
         Region of Lombardy
          5.80%, 10/25/32 . . . . . . . . .          1,055,000           1,097,203

                                                                      ------------
                                                                         2,388,001
                                                                      ------------
         INSURANCE (0.7%)
         AIG Sunamerica Global Finance
          6.90%, 3/15/32(S) . . . . . . . .            550,000             639,782
         American General Finance Corp.
          4.50%, 11/15/07^. . . . . . . . .            355,000             365,487
          5.38%, 10/01/12 . . . . . . . . .            825,000             843,278
         John Hancock Funds/USA
          6.50%, 3/01/11(S) . . . . . . . .            950,000           1,027,877
         Metlife, Inc.
          6.13%, 12/01/11^. . . . . . . . .          1,045,000           1,127,933
          6.50%, 12/15/32 . . . . . . . . .            180,000             186,827
         Nationwide Financial Services, Inc.
          6.25%, 11/15/11 . . . . . . . . .            175,000             182,505
          5.90%, 7/01/12. . . . . . . . . .            485,000             494,517
         UnumProvident Corp.
          7.38%, 6/15/32. . . . . . . . . .            365,000             307,572

                                                                      ------------
                                                                         5,175,778
                                                                      ------------
         U.S. GOVERNMENT (10.2%)
         U.S. Treasury Bonds
          8.88%, 2/15/19^#. . . . . . . . .          8,745,000          12,913,225
          5.38%, 2/15/31^ . . . . . . . . .            280,000             305,244
         U.S. Treasury Notes
          2.13%, 10/31/04^. . . . . . . . .         24,365,000          24,633,405
          3.25%, 8/15/07^ . . . . . . . . .         18,870,000          19,337,334
          4.00%, 11/15/12^. . . . . . . . .         21,235,000          21,535,284

                                                                      ------------
                                                                        78,724,492
                                                                      ------------
         U.S. GOVERNMENT AGENCIES (55.7%)
         Federal Home Loan Mortgage Corp.
          4.25%, 6/15/05^ . . . . . . . . .          6,085,000           6,406,361
          5.13%, 7/15/12^ . . . . . . . . .          9,925,000          10,563,535
          6.00%, 12/01/31 . . . . . . . . .          2,635,797           2,729,395
         Federal National Mortgage Association
          6.00%, 12/01/16 . . . . . . . . .         10,293,992          10,771,931
          5.50%, 2/01/17. . . . . . . . . .         16,498,353          17,130,801
          7.00%, 7/01/28. . . . . . . . . .            676,262             711,298
          7.00%, 8/01/28. . . . . . . . . .            770,731             810,662
          7.00%, 6/01/29. . . . . . . . . .            148,517             156,211
          7.00%, 7/01/29. . . . . . . . . .            977,964           1,028,631
          7.00%, 8/01/29. . . . . . . . . .            586,424             616,806
          7.00%, 9/01/29. . . . . . . . . .            145,927             153,488
          7.13%, 1/15/30. . . . . . . . . .          6,635,000           8,187,875
                                                    PRINCIPAL            VALUE
                                                     AMOUNT             (NOTE 1)
-----------------------------------------------------------------------------------

          7.50%, 2/01/30. . . . . . . . . .        $   344,891        $    366,166
          7.00%, 1/01/31. . . . . . . . . .            429,830             452,099
          7.00%, 2/01/31. . . . . . . . . .             31,197              32,813
          6.00%, 4/01/31. . . . . . . . . .          1,011,609           1,047,192
          6.00%, 5/01/31. . . . . . . . . .          1,866,022           1,931,657
          7.00%, 6/01/31. . . . . . . . . .             31,355              32,979
          6.00%, 7/01/31. . . . . . . . . .            681,469             705,439
          6.00%, 8/01/31. . . . . . . . . .            268,113             277,544
          7.00%, 8/01/31. . . . . . . . . .          1,287,779           1,354,498
          6.00%, 9/01/31. . . . . . . . . .            496,626             514,094
          7.00%, 9/01/31. . . . . . . . . .          3,419,684           3,596,854
          7.00%, 10/01/31 . . . . . . . . .            947,718             996,818
          6.00%, 11/01/31 . . . . . . . . .            238,646             247,041
          7.00%, 11/01/31 . . . . . . . . .            249,519             262,446
          6.00%, 12/01/31 . . . . . . . . .          3,562,799           3,688,118
          7.00%, 12/01/31 . . . . . . . . .            857,764             902,203
          6.00%, 1/01/32. . . . . . . . . .          5,312,436           5,499,295
          7.00%, 1/01/32. . . . . . . . . .            861,922             906,577
          7.00%, 2/01/32. . . . . . . . . .          6,185,352           6,505,809
          7.00%, 4/01/32. . . . . . . . . .         35,502,759          37,342,220
          6.50%, 7/01/32. . . . . . . . . .         53,500,001          55,730,684
          6.00%, 8/01/32. . . . . . . . . .         21,238,069          21,985,097
          6.50%, 8/01/32. . . . . . . . . .          2,625,587           2,735,061
          6.00%, 9/01/32. . . . . . . . . .         32,519,975          33,663,833
          5.50%, 10/01/32 . . . . . . . . .         16,746,422          17,107,542
          6.00%, 10/01/32 . . . . . . . . .         13,723,793          14,206,514
          6.50%, 10/01/32 . . . . . . . . .         23,722,318          24,711,420
          5.50%, 11/01/32 . . . . . . . . .         45,000,000          45,323,438
          5.50%, 12/01/32 . . . . . . . . .         59,000,000          60,272,276
         Government National Mortgage
          Association
          6.50%, 4/15/28. . . . . . . . . .            137,236             144,139
          6.50%, 5/15/28. . . . . . . . . .          3,284,460           3,449,649
          6.50%, 6/15/28. . . . . . . . . .             68,764              72,223
          7.50%, 7/15/28. . . . . . . . . .            191,480             204,262
          6.50%, 8/15/28. . . . . . . . . .            478,064             502,107
          6.50%, 9/15/28. . . . . . . . . .             18,786              19,731
          6.50%, 11/15/28 . . . . . . . . .             71,844              75,458
          6.50%, 12/15/28 . . . . . . . . .            589,845             619,511
          7.00%, 5/15/29. . . . . . . . . .            243,527             258,175
          7.00%, 6/15/29. . . . . . . . . .            802,940             851,235
          7.00%, 7/15/29. . . . . . . . . .            708,884             751,521
          7.50%, 2/15/31. . . . . . . . . .             88,648              94,566
          6.50%, 4/20/32. . . . . . . . . .         18,235,213          19,027,059

                                                                      ------------
                                                                       427,734,357
                                                                      ------------
          TOTAL FINANCIALS  . . . . . . . .                            650,886,582
                                                                      ------------
         INDUSTRIALS (0.8%)
         AEROSPACE & DEFENSE (0.2%)
         Northrop Grumman Corp.
          7.75%, 2/15/31. . . . . . . . . .            180,000             215,795
         Raytheon Co.
          6.55%, 3/15/10. . . . . . . . . .            405,000             438,986
         United Technologies Corp.
          6.10%, 5/15/12. . . . . . . . . .            820,000             916,842

                                                                      ------------
                                                                         1,571,623
                                                                      ------------
         MACHINERY (0.1%)
         Deere & Co.
          6.95%, 4/25/14. . . . . . . . . .            435,000             512,479
                                                                      ------------
         RAILROADS (0.5%)
         Burlington Northern Santa Fe Corp.

          6.96%, 3/22/09. . . . . . . . . .            316,060             348,513
          6.75%, 7/15/11. . . . . . . . . .            415,000             471,067
          7.95%, 8/15/30. . . . . . . . . .            260,000             326,289
         Canadian National Railroad Co.
          6.45%, 7/15/36. . . . . . . . . .            400,000             438,335

133


EQ ADVISORS TRUST
EQ/J.P. MORGAN CORE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002
                                                    PRINCIPAL            VALUE
                                                     AMOUNT             (NOTE 1)
-----------------------------------------------------------------------------------

         CSX Corp.
          6.30%, 3/15/12^ . . . . . . . . .        $   925,000        $  1,014,095
         Norfolk Southern Corp.
          6.75%, 2/15/11. . . . . . . . . .            710,000             803,636
         Union Pacific Corp.
          6.50%, 4/15/12. . . . . . . . . .            605,000             679,761
          6.63%, 2/01/29. . . . . . . . . .            230,000             252,369

                                                                      ------------
                                                                         4,334,065
                                                                      ------------
          TOTAL INDUSTRIALS . . . . . . . .                              6,418,167
                                                                      ------------
         MATERIALS (0.5%)
         CHEMICALS (0.1%)
         Dow Chemical Co.
          7.38%, 11/01/29 . . . . . . . . .            650,000             703,356
                                                                      ------------
         PAPER & FOREST PRODUCTS (0.4%)
         International Paper Co.
          6.75%, 9/01/11. . . . . . . . . .            405,000             450,647
         MeadWestvaco Corp.
          6.85%, 4/01/12^ . . . . . . . . .            105,000             116,511
          8.20%, 1/15/30. . . . . . . . . .             65,000              75,554
          7.95%, 2/15/31. . . . . . . . . .            505,000             587,968
         Weyerhaeuser Co.
          6.75%, 3/15/12. . . . . . . . . .            720,000             785,043
          7.38%, 3/15/32. . . . . . . . . .          1,170,000           1,268,898

                                                                      ------------
                                                                         3,284,621
                                                                      ------------
          TOTAL MATERIALS . . . . . . . . .                              3,987,977
                                                                      ------------
         TELECOMMUNICATION SERVICES (1.9%)
         DIVERSIFIED TELECOMMUNICATION SERVICES (1.7%)
         AT&T Broadband Corp.
          8.38%, 3/15/13. . . . . . . . . .            710,708             807,308
         AT&T Corp.
          6.50%, 3/15/13. . . . . . . . . .          1,150,000           1,153,596
         British Telecommunications plc
          8.38%, 12/15/10 . . . . . . . . .          1,020,000           1,222,876
         Citizens Communications Co.
          9.25%, 5/15/11. . . . . . . . . .            710,000             845,619
         Deutsche Telekom
          8.25%, 6/15/30. . . . . . . . . .            450,000             519,818
         France Telecom SA
          7.75%, 3/01/11^ . . . . . . . . .            525,000             607,042
         Koninklijke KPN NV
          8.00%, 10/01/10 . . . . . . . . .            420,000             491,851
         SBC Communications, Inc.
          5.88%, 2/01/12^ . . . . . . . . .            855,000             923,477
          5.88%, 8/15/12. . . . . . . . . .            725,000             782,883
         Telefonica Europe B.V.
          7.75%, 9/15/10. . . . . . . . . .          1,155,000           1,335,197
         Verizon Global Funding Corp.
          7.38%, 9/01/12^ . . . . . . . . .            820,000             943,442
          7.75%, 12/01/30 . . . . . . . . .            535,000             623,038
         Verizon New York, Inc.
          6.88%, 4/01/12. . . . . . . . . .          2,275,000           2,555,708

                                                                      ------------
                                                                        12,811,855
                                                                      ------------
         WIRELESS TELECOMMUNICATION SERVICES (0.2%)
         AT&T Wireless Services, Inc.
          8.75%, 3/01/31. . . . . . . . . .            940,000             921,200
         Vodafone Group plc
          7.88%, 2/15/30. . . . . . . . . .            575,000             692,970

                                                                      ------------
                                                                         1,614,170
                                                                      ------------
          TOTAL TELECOMMUNICATION SERVICES                              14,426,025
                                                                      ------------
         UTILITIES (0.9%)
         ELECTRIC UTILITIES (0.7%)
         Consolidated Edison Co.
          5.63%, 7/01/12^ . . . . . . . . .            905,000             967,757
                                                    PRINCIPAL            VALUE
                                                     AMOUNT            (NOTE 1)
-----------------------------------------------------------------------------------

         Constellation Energy Group, Inc.
          7.00%, 4/01/12. . . . . . . . . .        $   245,000        $    257,497
         Detroit Edison Co.
          6.75%, 3/17/03. . . . . . . . . .            100,000             100,986
         Dominion Resources, Inc.
          8.13%, 6/15/10. . . . . . . . . .          1,695,000           1,971,965
         Duke Energy Corp.
          6.25%, 1/15/12^ . . . . . . . . .            405,000             422,686
         Florida Power & Light
          4.85%, 2/01/13. . . . . . . . . .            875,000             893,845
         Pepco Holdings, Inc.
          6.45%, 8/15/12(S) . . . . . . . .            750,000             794,195
         Progress Energy, Inc.
          7.10%, 3/01/11. . . . . . . . . .            110,000             121,231
         Texas Utilities Electric Co.
          6.25%, 10/01/04 . . . . . . . . .            200,000             209,140

                                                                      ------------
                                                                         5,739,302
                                                                      ------------
         GAS UTILITIES (0.1%)
         Kinder Morgan Energy Partners LP

          7.40%, 3/15/31. . . . . . . . . .            345,000             373,520
         Kinder Morgan, Inc.
          6.50%, 9/01/12(S) . . . . . . . .            715,000             747,225

                                                                      ------------
                                                                         1,120,745
                                                                      ------------
         MULTI - UTILITIES (0.1%)
         MidAmerican Energy Holdings Co.
          6.75%, 12/30/31 . . . . . . . . .            380,000             395,475
                                                                      ------------
          TOTAL UTILITIES . . . . . . . . .                              7,255,522
                                                                      ------------
         TOTAL LONG-TERM DEBT SECURITIES
          (92.1%)
          (Cost $685,432,552) . . . . . . .                            707,985,114
                                                                      ------------

         SHORT-TERM DEBT SECURITIES:
         COMMERCIAL PAPER (3.7%)
         General Electric Capital Corp.
          1.41%,  1/9/03. . . . . . . . . .         14,000,000          13,995,148
         Salomon Smith Barney Holdings
          1.39%,  1/9/03. . . . . . . . . .         14,000,000          13,995,203
                                                                      ------------
          TOTAL COMMERCIAL PAPER  . . . . .                             27,990,351
                                                                      ------------
         U.S. GOVERNMENT AGENCY (3.4%)
          Federal Home Loan Mortgage Corp.
          (Discount Note), 1/2/03 . . . . .         26,429,000          26,427,899
                                                                      ------------
         TOTAL SHORT-TERM DEBT SECURITIES
          (7.1%)
          (Amortized Cost $54,418,250). . .                             54,418,250
                                                                      ------------
         TOTAL INVESTMENTS (99.2%)
          (Cost/Amortized Cost
           $739,850,802). . . . . . . . . .                            762,403,364

         OTHER ASSETS AND LIABILITIES                                    6,188,341
          (0.8%)  . . . . . . . . . . . . .                           ------------
         NET ASSETS (100%)  . . . . . . . .                           $768,591,705
                                                                      ============
134

EQ ADVISORS TRUST
EQ/J.P. MORGAN CORE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2002
--------------------------------------------------------------------------------

^ All, or a portion, of security out on loan (Note 1).
#All, or a portion of security held by broker as collateral for financial futures contracts.
(S)
  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers.
   At December 31, 2002, these securities amounted to $27,304,958 or 3.55% of net assets.
(b) Illiquid security.
(e)
  Step Bond - Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2002. Maturity date disclosed is the ultimate maturity date.
  Glossary:
  ADR-- American Depositary Receipt



--------------------------------------------------------------------------------


Options written for the year ended December 31, 2002, were as follows:

                                                                      TOTAL             TOTAL
                                                                    NUMBER OF          PREMIUMS
                                                                    CONTRACTS          RECEIVED
                                                                      ------------  -----------
---------
Options Outstanding -- January 1, 2002. . . . . . . . . . . . . . .       415       $  164,805
Options Written . . . . . . . . . . . . . . . . . . . . . . . . . .        --               --
Options Terminated in Closing Purchase Transactions . . . . . . . .      (415)        (164,805)
Options Expired . . . . . . . . . . . . . . . . . . . . . . . . . .        --               --
Options Exercised . . . . . . . . . . . . . . . . . . . . . . . . .        --               --
                                                                    ----------      -----------
Options Outstanding -- December 31, 2002. . . . . . . . . . . . . .        --       $       --
                                                                    ==========      ===========


At December 31, 2002 the Portfolio had the following futures contracts open:
(Note 1)

                                                                                  UNREALIZED
                          NUMBER OF  EXPIRATION    ORIGINAL      VALUE AT        APPRECIATION/
PURCHASES                 CONTRACTS     DATE        VALUE        12/31/02       (DEPRECIATION)
---------                 ---------  ----------  ------------    --------      ---------------
U.S. Treasury Bonds. . . . 345        March-03    $37,938,256   $38,877,187        $938,931
U.S. 2 Yr. Treasury Notes. 263        March-03    55,902,134    56,594,312          692,178
                                                                                -----------
                                                                                  1,631,109
                                                                                -----------
SALES
-----
U.S. 5 year Treasury Notes.(267)     March-03   (29,743,985)  (30,237,750 )       (493,765)
U.S. 10 year Notes  . . . .(306)     March-03   (34,174,847)  (35,204,344 )     (1,029,497)
                                                                                ----------
                                                                                (1,523,262)
                                                                                ----------
                                                                               $   107,847
                                                                               ===========


Investment security transactions for the year ended December 31, 2002 were as follows:

COST OF PURCHASES:
Stocks and long-term
 corporate debt securities                $804,215,281
U.S. Government securities                 352,741,030
NET PROCEEDS OF SALES AND
 REDEMPTIONS:
Stocks and long-term
 corporate debt securities                 583,109,131
U.S. Government securities                 307,477,301
As of December 31, 2002, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized
 appreciation . . . . . .                 $ 22,932,058
Aggregate gross unrealized
 depreciation . . . . . .                     (423,615)
                                          ------------
Net unrealized
 appreciation . . . . . .                 $ 22,508,443
                                          ============
Federal income tax cost of
 investments. . . . . . .                 $739,894,921
                                          ============


At December 31, 2002, the Portfolio had loaned securities with a total value $102,150,713 which was secured by collateral of $104,112,810.


                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/LAZARD SMALL CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2002

                                                 NUMBER OF              VALUE
                                                   SHARES             (NOTE 1)
-----------------------------------------------------------------------------------

         COMMON STOCKS:
         CONSUMER DISCRETIONARY (17.2%)
         APPAREL RETAIL (2.6%)
                                                                  $
         American Eagle Outfitters, Inc.*           234,100             3,225,898
         Ann Taylor Stores Corp.* . . . .            74,200             1,515,164
         Christopher & Banks Corp.* . . .            89,300             1,852,975
         Wet Seal, Inc., Class A* . . . .           120,900             1,301,005

                                                                   --------------
                                                                        7,895,042
                                                                   --------------
         AUTO COMPONENTS (1.2%)

         American Axle & Manufacturing              156,100             3,655,862
          Holdings, Inc.* . . . . . . . .                          --------------
         CASINOS & GAMING (0.3%)
         Argosy Gaming Co.* . . . . . . .            53,600             1,014,648
                                                                   --------------
         CATALOG RETAIL (0.8%)
         Insight Enterprises, Inc.* . . .           291,100             2,419,041
                                                                   --------------
         COMPUTER & ELECTRONICS RETAIL (0.6%)

         Harman International                        27,700             1,648,150
          Industries, Inc.. . . . . . . .                          --------------
         DISTRIBUTORS (0.5%)
         Owens & Minor, Inc.^ . . . . . .           100,100             1,643,642
                                                                   --------------
         HOUSEHOLD DURABLES (0.5%)
         Herman Miller, Inc.. . . . . . .            79,500             1,462,800
                                                                   --------------
         LEISURE PRODUCTS (1.2%)
         Brunswick Corp.. . . . . . . . .           176,000             3,495,360
                                                                   --------------
         MEDIA (5.6%)
         ADVO, Inc.*. . . . . . . . . . .            81,100             2,662,513
         Journal Register Co.*. . . . . .           175,600             3,122,168
         Liberty Corp.. . . . . . . . . .            96,900             3,759,720
         Pulitzer, Inc. . . . . . . . . .            60,300             2,710,485
         R.H. Donnelly Corp.* . . . . . .           147,200             4,314,432

                                                                   --------------
                                                                       16,569,318
                                                                   --------------
         RESTAURANTS (1.3%)
         AFC Enterprises* . . . . . . . .            73,100             1,535,831
         Sonic Corp.* . . . . . . . . . .           112,800             2,311,272

                                                                   --------------
                                                                        3,847,103
                                                                   --------------
         SPECIALTY STORES (0.8%)
         Linens 'N Things, Inc.*. . . . .           102,400             2,314,240
                                                                   --------------
         TEXTILES & APPAREL (1.8%)
         Genesco, Inc.*^. . . . . . . . .           113,600             2,116,368
         Timberland Co., Class A* . . . .            89,600             3,190,656

                                                                   --------------
                                                                        5,307,024
                                                                   --------------
          TOTAL CONSUMER DISCRETIONARY  .                              51,272,230
                                                                   --------------
         CONSUMER STAPLES (2.5%)
         BEVERAGES (2.0%)
         PepsiAmericas, Inc.. . . . . . .           147,300             1,978,239
         Robert Mondavi Corp., Class A* .           122,800             3,806,800

                                                                   --------------
                                                                        5,785,039
                                                                   --------------
         FOOD PRODUCTS (0.5%)
         Jarden Corp. . . . . . . . . . .            65,500             1,563,485
                                                                   --------------
          TOTAL CONSUMER STAPLES  . . . .                               7,348,524
                                                                   --------------
         ENERGY (6.2%)
         INTEGRATED OIL & GAS (1.1%)
         Key Energy Services, Inc.* . . .           374,100             3,355,677
                                                                   --------------
         OIL & GAS DRILLING (1.1%)
         Helmerich & Payne, Inc.. . . . .           121,100             3,379,901
                                                                   --------------
         OIL & GAS EQUIPMENT & SERVICES (1.5%)
         CAL Dive International, Inc.*. .           142,000             3,337,000
         Lone Star Technologies, Inc.*. .            79,500             1,183,755

                                                                   --------------
                                                                        4,520,755
                                                                   --------------
                                                 NUMBER OF              VALUE
                                                   SHARES             (NOTE 1)
-----------------------------------------------------------------------------------

         OIL & GAS EXPLORATION & PRODUCTION (2.5%)
                                                                  $
         Energen Corp.. . . . . . . . . .            54,200             1,577,220
         MDU Resources Group, Inc.. . . .            71,000             1,832,510
         Newfield Exploration Co.*^ . . .            40,400             1,456,420
         St. Mary Land & Exploration Co.^            99,200             2,480,000

                                                                   --------------
                                                                        7,346,150
                                                                   --------------
          TOTAL ENERGY  . . . . . . . . .                              18,602,483
                                                                   --------------
         FINANCIALS (25.7%)
         BANKS (10.3%)
         Chittenden Corp.^. . . . . . . .            65,850             1,677,858
         Community First Bankshares, Inc.^          107,600             2,847,096
         East-West Bancorp, Inc.. . . . .            94,400             3,405,952
         First Community Bancorp. . . . .            47,300             1,557,636
         First Midwest Bancorp, Inc.. . .           153,425             4,097,982
         Hudson United Bancorp. . . . . .           105,400             3,277,940
         New York Community
          Bancorp, Inc. . . . . . . . . .            76,161             2,199,530
         Provident Financial Group, Inc.^            82,600             2,150,078
         South Financial Group, Inc. (The)           97,200             2,008,152
         Sterling Bancshares, Inc./ Texas           135,200             1,652,144
         United Bankshares, Inc.^ . . . .           148,300             4,309,746
         W Holding Co., Inc.. . . . . . .            91,000             1,493,310

                                                                   --------------
                                                                       30,677,424
                                                                   --------------
         DIVERSIFIED FINANCIALS (2.7%)
         IndyMac Bancorp, Inc.*^. . . . .           156,100             2,886,289
         Investment Technology Group,
          Inc.*^. . . . . . . . . . . . .           100,400             2,244,944
         Irwin Financial Corp.^ . . . . .           116,100             1,915,650
         Raymond James Financial, Inc.. .            35,800             1,058,964

                                                                   --------------
                                                                        8,105,847
                                                                   --------------
         INSURANCE (3.5%)
         AmerUs Group Co.^. . . . . . . .            45,600             1,289,112
         HCC Insurance Holdings, Inc. . .            94,200             2,317,320
         Horace Mann Educators Corp.. . .           125,000             1,916,250
         Max Re Capital Ltd.. . . . . . .           114,000             1,256,280
         RLI Corp.. . . . . . . . . . . .            30,200               842,580
         Triad Guaranty, Inc.*. . . . . .            38,200             1,408,052
         W.R. Berkley Corp. . . . . . . .            32,800             1,299,208

                                                                   --------------
                                                                       10,328,802
                                                                   --------------
         INVESTMENT COMPANIES (0.2%)
         WP Stewart & Co., Ltd.^. . . . .            24,800               444,416
                                                                   --------------
         REAL ESTATE (9.0%)
         Alexandra Real Estate
          Equities, Inc.(REIT). . . . . .           116,300             4,954,380
         Camden Property Trust (REIT) . .           107,300             3,540,900
         Capital Automotive (REIT). . . .            95,500             2,263,350
         Catellus Development Corp.*. . .            67,300             1,335,905
         Corporate Office Properties
          (REIT). . . . . . . . . . . . .           230,900             3,239,527
         Healthcare Realty Trust, Inc.
          (REIT). . . . . . . . . . . . .            96,400             2,819,700
         Heritage Property Investment
          Trust (REIT). . . . . . . . . .           138,000             3,445,860
         Mills Corp. (REIT) . . . . . . .           118,800             3,485,592
         Mission West Properties, Inc.
          (REIT). . . . . . . . . . . . .           186,500             1,846,350

                                                                   --------------
                                                                       26,931,564
                                                                   --------------
          TOTAL FINANCIALS  . . . . . . .                              76,488,053
                                                                   --------------
         HEALTH CARE (10.0%)
         BIOTECHNOLOGY (0.7%)
         Invitrogen Corp.*. . . . . . . .            69,400             2,171,526
                                                                   --------------
         HEALTH CARE EQUIPMENT & SERVICES (5.8%)
         Albany Molecular Research, Inc.*             3,600                53,248
         Apria Healthcare Group, Inc.*. .            60,000             1,334,400
         Hologic, Inc.* . . . . . . . . .            83,200             1,015,872

136


EQ ADVISORS TRUST
EQ/LAZARD SMALL CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002
                                                 NUMBER OF              VALUE
                                                   SHARES             (NOTE 1)
-----------------------------------------------------------------------------------

                                                                  $
         Inamed Corp.*. . . . . . . . . .           113,500             3,495,800
         LifePoint Hospitals, Inc.* . . .            81,700             2,445,363
         Manor Care, Inc.*. . . . . . . .           155,300             2,890,133
         Oakley, Inc.*^ . . . . . . . . .           233,500             2,398,045
         Ocular Sciences, Inc.* . . . . .            76,600             1,188,832
         Province Healthcare Co.*^. . . .           172,600             1,679,398
         Viasys Healthcare, Inc.* . . . .            57,500               856,175

                                                                   --------------
                                                                       17,357,266
                                                                   --------------
         PHARMACEUTICALS (3.5%)
         aaiPharma, Inc.*^. . . . . . . .           279,100             3,912,982
         Andrx Group* . . . . . . . . . .           128,800             1,889,496
         Delta & Pine Land Co.. . . . . .           112,300             2,292,043
         MIM Corp.*^. . . . . . . . . . .           377,000             2,186,600

                                                                   --------------
                                                                       10,281,121
                                                                   --------------
          TOTAL HEALTH CARE . . . . . . .                              29,809,913
                                                                   --------------
         INDUSTRIALS (16.6%)
         AEROSPACE & DEFENSE (2.6%)
         DRS Technologies, Inc.*. . . . .           138,900             4,351,737
         Moog, Inc., Class A* . . . . . .            47,000             1,458,880
         Titan Corp.* . . . . . . . . . .           188,700             1,962,480

                                                                   --------------
                                                                        7,773,097
                                                                   --------------
         AIR FREIGHT & COURIERS (1.0%)
         EGL, Inc.* . . . . . . . . . . .           206,400             2,941,200
                                                                   --------------
         BUILDING PRODUCTS (0.8%)
         York International Corp. . . . .            87,100             2,227,147
                                                                   --------------
         COMMERCIAL SERVICES & SUPPLIES (5.8%)
         Financial Federal Corp.*^. . . .           130,300             3,274,439
         Paxar Corp.* . . . . . . . . . .           153,700             2,267,075
         Pittston Brink's Group . . . . .           151,759             2,804,506
         Plexus Corp.*. . . . . . . . . .           156,800             1,376,704
         PRG-Schultz International, Inc.*^          411,900             3,665,910
         Valassis Communications, Inc.* .            57,200             1,683,396
         Watson Wyatt & Co. Holdings* . .            97,800             2,127,150

                                                                   --------------
                                                                       17,199,180
                                                                   --------------
         CONSTRUCTION & ENGINEERING (0.3%)

         Chicago Bridge & Iron Co.                   31,800               960,360
          N.V.. . . . . . . . . . . . . .                          --------------
         ELECTRICAL EQUIPMENT (0.7%)
         Ametek, Inc. . . . . . . . . . .            22,300               858,327
         MKS Instruments, Inc.*^. . . . .            69,400             1,140,242

                                                                   --------------
                                                                        1,998,569
                                                                   --------------
         MACHINERY (0.8%)
         JLG Industries, Inc. . . . . . .           328,000             2,469,840
                                                                   --------------
         MARINE (0.8%)
         General Maritime Corp.*^ . . . .           337,100             2,511,395
                                                                   --------------
         RAILROADS (0.7%)
         USFreightways Corp.. . . . . . .            77,100             2,216,625
                                                                   --------------
         TRADING COMPANIES & DISTRIBUTORS (1.1%)
         United Stationers, Inc.* . . . .           112,100             3,228,592
                                                                   --------------
         TRUCKING (2.0%)
         Forward Air Corp.* . . . . . . .            76,900             1,492,629
         Swift Transportation Co., Inc.*.           226,700             4,538,081

                                                                   --------------
                                                                        6,030,710
                                                                   --------------
          TOTAL INDUSTRIALS . . . . . . .                              49,556,715
                                                                   --------------
         INFORMATION TECHNOLOGY (10.6%)
         APPLICATION SOFTWARE (1.1%)
         Mentor Graphics Corp.* . . . . .           432,000             3,395,520
                                                                   --------------
         COMPUTER STORAGE & PERIPHERALS (0.9%)

         Advanced Digital                           386,600             2,594,086
          Information Corp.*. . . . . . .                          --------------
                                                 NUMBER OF              VALUE
                                                   SHARES              (NOTE 1)
-----------------------------------------------------------------------------------

         ELECTRONIC EQUIPMENT & INSTRUMENTS (3.4%)
         Avocent Corp.* . . . . . . . . .           104,300        $    2,317,546
         Coherent, Inc.*. . . . . . . . .           130,600             2,605,470
         Nordson Corp.. . . . . . . . . .           134,400             3,337,152
         Varian, Inc.*. . . . . . . . . .            65,500             1,879,195

                                                                   --------------
                                                                       10,139,363
                                                                   --------------
         IT CONSULTING & SERVICES (1.9%)
         American Management
          Systems, Inc.*. . . . . . . . .            64,600               774,554
         Gartner, Inc., Class A*. . . . .           108,700             1,000,040
         Learning Tree International,
          Inc.*^. . . . . . . . . . . . .           115,600             1,583,720
         Tier Technologies, Inc., Class
          B*^ . . . . . . . . . . . . . .           144,200             2,307,200

                                                                   --------------
                                                                        5,665,514
                                                                   --------------
         NETWORKING EQUIPMENT (0.8%)
         Extreme Networks, Inc.*. . . . .           649,600             2,124,192
         Foundry Networks, Inc.*. . . . .            18,100               127,424

                                                                   --------------
                                                                        2,251,616
                                                                   --------------
         SEMICONDUCTOR EQUIPMENT (0.6%)
         Axcelis Technologies, Inc.*^ . .           337,400             1,892,477
                                                                   --------------
         SEMICONDUCTORS (1.2%)
         Actel Corp.*^. . . . . . . . . .           129,300             2,097,246
         Microsemi Corp.^ . . . . . . . .           231,400             1,409,226

                                                                   --------------
                                                                        3,506,472
                                                                   --------------
         SYSTEMS SOFTWARE (0.3%)
         Fair, Issac & Co., Inc.^ . . . .            23,143               988,206
                                                                   --------------
         TELECOMMUNICATIONS EQUIPMENT (0.4%)
         C-COR.net Corp.*^. . . . . . . .           373,100             1,238,692
                                                                   --------------
          TOTAL INFORMATION TECHNOLOGY  .                              31,671,946
                                                                   --------------
         MATERIALS (3.3%)
         CHEMICALS (1.4%)
         Olin Corp. . . . . . . . . . . .            44,600               693,530
         Spartech Corp. . . . . . . . . .           168,800             3,482,344

                                                                   --------------
                                                                        4,175,874
                                                                   --------------
         CONSTRUCTION MATERIALS (0.6%)
         Roper Industries, Inc. . . . . .            45,900             1,679,940
                                                                   --------------
         CONTAINERS & PACKAGING (0.7%)
         Packaging Corp. of America*. . .           111,600             2,035,584
                                                                   --------------
         METALS & MINING (0.6%)
         Allegheny Technologies, Inc. . .           302,500             1,884,575
                                                                   --------------
          TOTAL MATERIALS . . . . . . . .                               9,775,973
                                                                   --------------
         UTILITIES (3.0%)
         ELECTRIC UTILITIES (1.9%)
         DQE, Inc.. . . . . . . . . . . .           125,500             1,912,620
         Vectren Corp.. . . . . . . . . .           169,900             3,907,700

                                                                   --------------
                                                                        5,820,320
                                                                   --------------
         GAS UTILITIES (1.1%)
         Kinder Morgan Management LLC*. .           102,334             3,232,745
                                                                   --------------
          TOTAL UTILITIES . . . . . . . .                               9,053,065
                                                                   --------------
         TOTAL COMMON STOCKS (95.1%)
          (Cost $301,044,815) . . . . . .                             283,578,902
                                                                   --------------
                                                 PRINCIPAL
                                                   AMOUNT
                                                 ------------

         SHORT-TERM DEBT SECURITIES:
         TIME DEPOSIT (0.0%)
         J.P. Morgan Chase Nassau,
          0.73%,  1/2/03. . . . . . . . .        $                          4,931
                                                      4,931        --------------
         U.S. GOVERNMENT (5.0%)
         U.S. Treasury Bills
          2/6/03^ . . . . . . . . . . . .        14,750,000            14,732,202
                                                                   --------------

                                           137


EQ ADVISORS TRUST
EQ/LAZARD SMALL CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2002
                                                                        VALUE
                                                                       (NOTE 1)
-----------------------------------------------------------------------------------

         TOTAL SHORT-TERM DEBT SECURITIES (5.0%)
          (Amortized Cost $14,737,133). .					  $  14,737,133
                                                                   --------------
         TOTAL INVESTMENTS (100.1%)
          (Cost/Amortized Cost
           $315,781,948). . . . . . . . .                             298,316,035

         OTHER ASSETS AND LIABILITIES                                    (224,341)
          (-0.1%) . . . . . . . . . . . .                          --------------
         NET ASSETS (100%)  . . . . . . .                          $  298,091,694
                                                                   ==============

* Non-income producing.
^ All, or a portion, of security out on loan (Note 1).
Glossary:
ADR - American Depositary Receipt
REIT - Real Estate Investment Trust

Investment security transactions for the year ended
December 31, 2002 were as follows:
Cost of Purchases:
Stocks and long-term corporate debt securities $ 359,314,425
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities   196,533,005

As of December 31, 2002, the gross unrealized
appreciation (depreciation) of investments based
on the aggregate cost of investments for
federal income tax purposes was as follows:
Aggregate gross unrealized appreciation...$ 10,417,669
Aggregate gross unrealized depreciation...(29,674,069)
                                         --------------
Net unrealized depreciation . . . . . $ (19,256,400)
                                        --------------
Federal income tax cost of investments...$ 317,572,435
                                        ==============
At December 31, 2002, the Portfolio had loaned securities with a total value $25,356,870 which was secured by collateral of $25,918,810.

The Portfolio has a net capital loss carryforward of $6,153,543 which expires in the year 2010.


                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/MARSICO FOCUS PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2002

                                               NUMBER OF             VALUE
                                                 SHARES            (NOTE 1)
-------------------------------------------------------------------------------

         COMMON STOCKS:
         CONSUMER DISCRETIONARY (14.6%)
         AUTOMOBILES (1.6%)
         Bayerische Motoren Werke                                $
          (BMW) AG . . . . . . . . . .             107,778           3,274,294

                                                                  ------------
         CASINOS & GAMING (1.5%)
         MGM Mirage, Inc.*^. . . . . .              92,970           3,065,221
                                                                  ------------
         GENERAL MERCHANDISE STORES (2.5%)
         Wal-Mart Stores, Inc. . . . .              98,486           4,974,528
                                                                  ------------
         HOME IMPROVEMENT RETAIL (2.3%)
         Lowe's Cos., Inc.^. . . . . .             126,964           4,761,150
                                                                  ------------
         HOTELS (0.5%)
         Four Seasons Hotels, Inc. . .              31,672             894,734
                                                                  ------------
         HOUSEHOLD DURABLES (1.2%)
         Lennar Corp.^ . . . . . . . .              47,564           2,454,302
                                                                  ------------
         MEDIA (3.3%)
         Clear Channel Communications,
          Inc.*. . . . . . . . . . . .              73,296           2,733,208
         Viacom, Inc., Class B*. . . .              98,642           4,020,648

                                                                  ------------
                                                                     6,753,856
                                                                  ------------
         SPECIALTY STORES (1.7%)
         Tiffany & Co. . . . . . . . .             147,590           3,528,877
                                                                  ------------
          TOTAL CONSUMER DISCRETIONARY                              29,706,962
                                                                  ------------
         CONSUMER STAPLES (4.1%)
         HOUSEHOLD PRODUCTS (4.1%)
         Colgate-Palmolive Co. . . . .              52,806           2,768,619
         Procter & Gamble Co.. . . . .              65,074           5,592,459

                                                                  ------------
          TOTAL CONSUMER STAPLES . . .                               8,361,078
                                                                  ------------
         FINANCIALS (18.9%)
         BANKS (2.3%)
         Wells Fargo & Co. . . . . . .             101,218           4,744,088
                                                                  ------------
         DIVERSIFIED FINANCIALS (16.6%)
         Citigroup, Inc. . . . . . . .             154,240           5,427,705
         Fannie Mae. . . . . . . . . .              81,758           5,259,492
         J.P. Morgan Chase & Co. . . .             302,460           7,259,040
         Lehman Brothers Holdings, Inc.             51,882           2,764,792
         SLM Corp. . . . . . . . . . .             125,692          13,054,371

                                                                  ------------
                                                                    33,765,400
                                                                  ------------
          TOTAL FINANCIALS . . . . . .                              38,509,488
                                                                  ------------
         HEALTH CARE (20.2%)
         BIOTECHNOLOGY (6.4%)
         Amgen, Inc.*. . . . . . . . .             150,132           7,257,381
         Genentech, Inc.*. . . . . . .             100,000           3,316,000
         IDEC Pharmaceuticals Corp.*^.              75,000           2,487,750

                                                                  ------------
                                                                    13,061,131
                                                                  ------------
         HEALTH CARE EQUIPMENT & SERVICES (11.0%)
         HCA, Inc.^. . . . . . . . . .             113,888           4,726,352
         Quest Diagnostics, Inc.*^ . .              98,202           5,587,694
         UnitedHealth Group, Inc.^ . .             145,582          12,156,097

                                                                  ------------
                                                                    22,470,143
                                                                  ------------
         PHARMACEUTICALS (2.8%)
         Johnson & Johnson . . . . . .             104,170           5,594,971
                                                                  ------------
          TOTAL HEALTH CARE  . . . . .                              41,126,245
                                                                  ------------
         INDUSTRIALS (5.4%)
         AEROSPACE & DEFENSE (1.1%)
         General Dynamics Corp.. . . .              29,324           2,327,446
                                                                  ------------
         AIR FREIGHT & COURIERS (2.8%)
         FedEx Corp. . . . . . . . . .             104,014           5,639,639
                                                                  ------------


-------------------------------------------------------------------------------

         CONSTRUCTION & ENGINEERING (1.5%)
         MDC Holdings, Inc.. . . . . .              79,980        $  3,060,035
                                                                  ------------
          TOTAL INDUSTRIALS  . . . . .                              11,027,120
                                                                  ------------
         INFORMATION TECHNOLOGY (18.4%)
         APPLICATION SOFTWARE (3.8%)
         Electronic Arts, Inc.*^ . . .             154,162           7,672,643
                                                                  ------------
         COMPUTER HARDWARE (2.1%)
         Dell Computer Corp.*. . . . .             160,324           4,287,064
                                                                  ------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS (3.4%)
         Lockheed Martin Corp. . . . .             120,366           6,951,136
                                                                  ------------
         NETWORKING EQUIPMENT (2.9%)
         Cisco Systems, Inc.*. . . . .             447,756           5,865,603
                                                                  ------------
         SYSTEMS SOFTWARE (2.7%)
         Microsoft Corp.*. . . . . . .             107,110           5,537,587
                                                                  ------------
         TELECOMMUNICATIONS EQUIPMENT (3.5%)
         Nokia OYJ  (ADR)^ . . . . . .             195,043           3,023,167
         QUALCOMM, Inc.* . . . . . . .             115,080           4,187,761

                                                                  ------------
                                                                     7,210,928
                                                                  ------------
          TOTAL INFORMATION TECHNOLOGY                              37,524,961
                                                                  ------------
         TELECOMMUNICATION SERVICES (2.5%)
         WIRELESS TELECOMMUNICATION SERVICES (2.5%)

         Nextel Communications, Inc.,              429,644           4,962,388
          Class A*^. . . . . . . . . .                            ------------
         TOTAL COMMON STOCKS (84.1%)
          (Cost $177,767,162). . . . .                             171,218,242
                                                                  ------------
         PREFERRED STOCK:
         CONSUMER DISCRETIONARY (1.0%)
         AUTOMOBILES (1.0%)

         Porsche AG                                  5,034           2,091,931
          (Cost $2,257,195)  . . . . .                            ------------
                                                PRINCIPAL
                                                 AMOUNT
                                              --------------

         LONG-TERM DEBT SECURITIES:
         INDUSTRIALS (2.4%)
         CONSTRUCTION & ENGINEERING (2.4%)
         MDC Holdings, Inc.
          7.00%, 12/01/12
          (Cost $4,947,100). . . . . .        $  5,000,000           4,825,000
                                                                  ------------
         SHORT-TERM DEBT SECURITIES:
         TIME DEPOSIT (0.0%)
         J.P. Morgan Chase Nassau,
          0.73%, 01/02/03. . . . . . .              29,402              29,402
                                                                  ------------
         U.S. GOVERNMENT AGENCIES (11.6%)
         Federal Home Loan Mortgage Corp.
          (Discount Note), 01/02/03. .          23,700,000          23,699,012
                                                                  ------------
         TOTAL SHORT-TERM DEBT (11.6%)
          (Amortized Cost $23,728,414)                              23,728,414
                                                                  ------------
         TOTAL INVESTMENTS (99.1%)
          (Cost/Amortized Cost
           $208,699,871) . . . . . . .                             201,863,587

         OTHER ASSETS LESS LIABILITIES                               1,809,555
          (0.9%) . . . . . . . . . . .                            ------------
         NET ASSETS (100%) . . . . . .                            $203,673,142
                                                                  ============



---------
* Non-income producing.
^ All, or a portion, of security out on loan (Note 1).
  Glossary:
  ADR-- American Depositary Receipt

EQ ADVISORS TRUST
EQ/MARSICO FOCUS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2002
--------------------------------------------------------------------------------

Investment security transactions for the year ended December 31, 2002 were as follows:

COST OF PURCHASES:
Stocks and long-term
 corporate debt
 securities . . . . .             $                274,666,845
NET PROCEEDS OF SALES
 AND REDEMPTIONS:
Stocks and long-term
 corporate debt
 securities . . . . .                               90,997,768
As of December 31, 2002, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:


Aggregate gross
 unrealized
 appreciation . . . .             $       2,442,705
Aggregate gross
 unrealized
 depreciation . . . .                              (9,870,873)
                                  ----------------------------
Net unrealized
 depreciation . . . .             $                (7,428,168)
                                  ============================
Federal income tax
 cost of investments              $                209,291,755
                                  ============================


At December 31, 2002, the Portfolio had loaned securities with a total value $19,112,804 which was secured by collateral of $19,640,975.

For the year ended December 31, 2002, the Portfolio incurred approximately $13,579 as brokerage commissions with Bank of America Corp. and $1,229 with Bernstein (Sanford C.) & Co., affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $6,902,746 which expires in the year 2010.


                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/MERCURY BASIC VALUE EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2002

                                                  NUMBER OF             VALUE
                                                   SHARES             (NOTE 1)
----------------------------------------------------------------------------------

         COMMON STOCKS:
         CONSUMER DISCRETIONARY (14.6%)
         APPAREL RETAIL (0.5%)

                                                                   $
         Gap, Inc.. . . . . . . . . . . .           220,600            3,423,712
                                                                    ------------
         AUTO COMPONENTS (1.0%)
         Delphi Corp. . . . . . . . . . .           827,500            6,661,375
                                                                    ------------
         AUTOMOBILES (2.3%)
         DaimlerChrysler AG (ADR)^. . . .           222,400            6,816,560
         Ford Motor Co. . . . . . . . . .           348,800            3,243,840
         General Motors Corp. . . . . . .           147,600            5,440,536

                                                                    ------------
                                                                      15,500,936
                                                                    ------------
         COMPUTER & ELECTRONICS RETAIL (0.2%)

         Circuit City Stores, Inc. -                198,600            1,473,612
          Circuit City Group^ . . . . . .                           ------------
         LEISURE PRODUCTS (0.7%)
         Hasbro, Inc. . . . . . . . . . .           420,000            4,851,000
                                                                    ------------
         MEDIA (6.3%)
         Comcast Corp., Class A*. . . . .           142,462            3,357,829
         Fox Entertainment, Inc., Class A*          290,200            7,524,886
         Liberty Media Corp., Class A*. .         2,119,950           18,952,353
         Tribune Co.. . . . . . . . . . .           130,100            5,914,346
         Walt Disney Co.. . . . . . . . .           443,300            7,230,223

                                                                    ------------
                                                                      42,979,637
                                                                    ------------
         RESTAURANTS (1.5%)
         McDonald's Corp. . . . . . . . .           642,900           10,337,832
                                                                    ------------
         SPECIALTY STORES (2.1%)
         Foot Locker, Inc.*^. . . . . . .           577,300            6,061,650
         Toys-R-Us, Inc.* . . . . . . . .           788,800            7,888,000

                                                                    ------------
                                                                      13,949,650
                                                                    ------------
          TOTAL CONSUMER DISCRETIONARY  .                             99,177,754
                                                                    ------------
         CONSUMER STAPLES (6.1%)
         FOOD PRODUCTS (1.8%)
         Sara Lee Corp. . . . . . . . . .           537,900           12,108,129
                                                                    ------------
         HOUSEHOLD PRODUCTS (3.0%)
         Kimberly-Clark Corp. . . . . . .           236,000           11,202,920
         Procter & Gamble Co. . . . . . .           111,000            9,539,340

                                                                    ------------
                                                                      20,742,260
                                                                    ------------
         PERSONAL PRODUCTS (1.3%)
         Gillette Co. . . . . . . . . . .           300,900            9,135,324
                                                                    ------------
          TOTAL CONSUMER STAPLES  . . . .                             41,985,713
                                                                    ------------
         ENERGY (12.4%)
         INTEGRATED OIL & GAS (4.9%)
         Exxon Mobil Corp.. . . . . . . .           492,400           17,204,456
         Royal Dutch Petroleum Co. (ADR).           368,200           16,208,164


                                                                    ------------
                                                                      33,412,620
                                                                    ------------
         OIL & GAS DRILLING (3.9%)
         Diamond Offshore Drilling, Inc.^           370,300            8,091,055
         Ensco International, Inc.. . . .           283,200            8,340,240
         Rowan Cos., Inc. . . . . . . . .           456,900           10,371,630

                                                                    ------------
                                                                      26,802,925
                                                                    ------------
         OIL & GAS EXPLORATION & PRODUCTION (3.6%)
         Grant Prideco, Inc.* . . . . . .         1,077,100           12,537,444
         Unocal Corp. . . . . . . . . . .           378,600           11,577,588

                                                                    ------------
                                                                      24,115,032
                                                                    ------------
          TOTAL ENERGY  . . . . . . . . .                             84,330,577
                                                                    ------------
         FINANCIALS (18.9%)
         BANKS (5.8%)
         Bank of America Corp.. . . . . .           120,000            8,348,400
         Bank One Corp. . . . . . . . . .           236,700            8,651,385
                                                  NUMBER OF             VALUE
                                                   SHARES              (NOTE 1)
----------------------------------------------------------------------------------

                                                                   $
         Mellon Financial Corp. . . . . .           259,800            6,783,378
         Wachovia Corp. . . . . . . . . .           429,000           15,632,760

                                                                    ------------
                                                                      39,415,923
                                                                    ------------
         DIVERSIFIED FINANCIALS (5.1%)
         Citigroup, Inc.. . . . . . . . .           722,857           25,437,338
         Morgan Stanley . . . . . . . . .           237,500            9,481,000

                                                                    ------------
                                                                      34,918,338
                                                                    ------------
         INSURANCE (7.0%)
         Ace Ltd. . . . . . . . . . . . .           236,200            6,930,108
         Allstate Corp. . . . . . . . . .           268,000            9,913,320
         American International Group,
          Inc.. . . . . . . . . . . . . .           227,500           13,160,875
         Hartford Financial Services
          Group, Inc. . . . . . . . . . .           127,900            5,810,497
         Lincoln National Corp. . . . . .            93,800            2,962,204
         Travelers Property Casualty
          Corp., Class A* . . . . . . . .           582,238            8,529,786

                                                                    ------------
                                                                      47,306,790
                                                                    ------------
         INVESTMENT COMPANIES (1.0%)
         Stilwell Financial, Inc. . . . .           521,300            6,813,391
                                                                    ------------
          TOTAL FINANCIALS  . . . . . . .                            128,454,442
                                                                    ------------
         HEALTH CARE (4.2%)
         HEALTH CARE EQUIPMENT & SERVICES (0.5%)
         Guidant Corp.* . . . . . . . . .           108,600            3,350,310
                                                                    ------------
         PHARMACEUTICALS (3.7%)
         Bristol-Myers Squibb Co. . . . .           271,500            6,285,225
         Merck & Co., Inc.. . . . . . . .           156,200            8,842,482
         Schering-Plough Corp.. . . . . .           449,000            9,967,800

                                                                    ------------
                                                                      25,095,507
                                                                    ------------
          TOTAL HEALTH CARE . . . . . . .                             28,445,817
                                                                    ------------
         INDUSTRIALS (9.9%)
         AEROSPACE & DEFENSE (3.1%)
         Boeing Co. . . . . . . . . . . .           158,600            5,232,214
         Honeywell International, Inc.. .           525,800           12,619,200
         Raytheon Co. . . . . . . . . . .           113,000            3,474,750

                                                                    ------------
                                                                      21,326,164
                                                                    ------------
         ELECTRICAL EQUIPMENT (2.5%)
         National Semiconductor Corp.*. .           541,800            8,132,418
         Thomas & Betts Corp. . . . . . .           529,700            8,951,930

                                                                    ------------
                                                                      17,084,348
                                                                    ------------
         INDUSTRIAL CONGLOMERATES (1.5%)
         Textron, Inc.. . . . . . . . . .           239,200           10,283,208
                                                                    ------------
         MACHINERY (2.8%)
         Caterpillar, Inc.. . . . . . . .           134,300            6,140,196
         Deere & Co.. . . . . . . . . . .           272,900           12,512,465

                                                                    ------------
                                                                      18,652,661
                                                                    ------------
          TOTAL INDUSTRIALS . . . . . . .                             67,346,381
                                                                    ------------
         INFORMATION TECHNOLOGY (17.7%)
         APPLICATION SOFTWARE (1.5%)
         Borland Software Corp.*^ . . . .           844,700           10,389,810
                                                                    ------------
         COMPUTER HARDWARE (3.7%)
         Apple Computer, Inc.*. . . . . .           480,500            6,885,565
         Hewlett-Packard Co.. . . . . . .           522,645            9,073,117
         International Business Machines
          Corp. . . . . . . . . . . . . .           117,280            9,089,200

                                                                    ------------
                                                                      25,047,882
                                                                    ------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS (2.9%)
         Agilent Technologies, Inc.*. . .           378,400            6,796,064
         Koninklijke (Royal) Philips
          Electronics N.V. (ADR)^ . . . .           343,800            6,078,384
         Symbol Technologies, Inc.. . . .           849,500            6,982,890

                                                                    ------------
                                                                      19,857,338
                                                                    ------------
                                         141


EQ ADVISORS TRUST
EQ/MERCURY BASIC VALUE EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2002

                                                  NUMBER OF             VALUE
                                                   SHARES              (NOTE 1)
----------------------------------------------------------------------------------

         IT CONSULTING & SERVICES (2.3%)

                                                                   $
         Unisys Corp.*. . . . . . . . . .         1,588,500           15,726,150
                                                                    ------------
         NETWORKING EQUIPMENT (2.0%)
         3Com Corp.*. . . . . . . . . . .         2,956,900           13,690,447
                                                                    ------------
         SEMICONDUCTORS (2.6%)
         Advanced Micro Devices, Inc.*^ .           897,400            5,797,204
         LSI Logic Corp.* . . . . . . . .         1,514,200            8,736,934
         Micron Technology, Inc.* . . . .           344,100            3,351,534

                                                                    ------------
                                                                      17,885,672
                                                                    ------------
         SYSTEMS SOFTWARE (0.7%)

         Computer Associates                        333,200            4,498,200
          International, Inc.^. . . . . .                           ------------
         TELECOMMUNICATIONS EQUIPMENT (2.0%)
         Lucent Technologies, Inc.^ . . .         3,619,600            4,560,696
         Motorola, Inc.^. . . . . . . . .         1,036,930            8,969,445

                                                                    ------------
                                                                      13,530,141
                                                                    ------------
          TOTAL INFORMATION TECHNOLOGY  .                            120,625,640
                                                                    ------------
         MATERIALS (8.6%)
         CHEMICALS (2.2%)
         Du Pont (E.I.) de Nemours & Co..           360,300           15,276,720
                                                                    ------------
         METALS & MINING (2.8%)
         Alcoa, Inc.. . . . . . . . . . .           171,200            3,899,936
         Arch Coal, Inc.. . . . . . . . .           150,900            3,257,931
         Massey Energy Co.^ . . . . . . .           210,300            2,044,116
         Phelps Dodge Corp.*. . . . . . .           307,000            9,716,550

                                                                    ------------
                                                                      18,918,533
                                                                    ------------
                                                  NUMBER OF             VALUE
                                                   SHARES              (NOTE 1)
----------------------------------------------------------------------------------

         PAPER & FOREST PRODUCTS (3.6%)
         Boise Cascade Corp.. . . . . . .           536,300         $ 13,525,486
         Sappi Ltd. (ADR)^. . . . . . . .           805,100           10,643,422

                                                                    ------------
                                                                      24,168,908
                                                                    ------------
          TOTAL MATERIALS . . . . . . . .                             58,364,161
                                                                    ------------
         TELECOMMUNICATION SERVICES (3.2%)
         DIVERSIFIED TELECOMMUNICATION SERVICES (3.2%)
         AT&T Corp. . . . . . . . . . . .           121,660            3,176,543
         SBC Communications, Inc. . . . .           222,200            6,023,842
         Verizon Communications, Inc. . .           330,800           12,818,500

                                                                    ------------
          TOTAL TELECOMMUNICATION SERVICES                            22,018,885
                                                                    ------------
         TOTAL COMMON STOCKS (95.6%)
          (Cost $737,172,930) . . . . . .                            650,749,370
                                                                    ------------
                                                  PRINCIPAL
                                                   AMOUNT
                                                 -------------

         SHORT-TERM DEBT SECURITIES:
         TIME DEPOSIT (7.6%)
         J.P. Morgan Chase Nassau,
          0.73%, 1/2/03
          (Amortized Cost $51,424,881)  .         $51,424,881         51,424,881
                                                                    ------------
         TOTAL INVESTMENTS (103.2%)
          (Cost/Amortized Cost
           $788,597,811). . . . . . . . .                            702,174,251

         OTHER ASSETS LESS LIABILITIES                               (21,544,561)
          (-3.2%) . . . . . . . . . . . .                           ------------
         NET ASSETS (100%)  . . . . . . .                           $680,629,690
                                                                    ============

* Non-income producing.
^ All, or a portion, of security out on loan (Note 1).
Glossary:
ADR - American Depositary Receipt

Investment security transactions for the year ended
December 31, 2002 were as follows:
Cost of Purchases:
Stocks and long-term corporate debt securities...$432,802,192
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities...229,654,263

As of December 31, 2002, the gross unrealized
appreciation (depreciation) of investments based
on the aggregate cost of investments for
federal income tax purposes was as follows:
Aggregate gross unrealized appreciation...$ 24,392,487
Aggregate gross unrealized depreciation...(119,266,423)
                                          ------------
Net unrealized depreciation . . . . .  . $ (94,873,936)
                                           ------------
Federal income tax cost of investments...$ 797,048,187
                                          ============

At December 31, 2002, the Portfolio had loaned securities with a total value $22,268,929 which was secured by collateral of $22,544,500.

For the year ended December 31, 2002, the Portfolio incurred approximately $58,891 as brokerage commissions with Bernstein (Sanford C.) & Co. and
$270,873 with Merrill Lynch & Co., Inc., affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $16,985,128 which expires in the year 2010.

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/MFS EMERGING GROWTH COMPANIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2002

                                                   NUMBER OF             VALUE
                                                    SHARES              (NOTE 1)
-----------------------------------------------------------------------------------

         COMMON STOCKS:
         CONSUMER DISCRETIONARY (23.3%)
         APPAREL RETAIL (0.5%)
         Abercrombie & Fitch Co.,                                   $
          Class A* . . . . . . . . . . . .             34,100             697,686
         Gap, Inc.^. . . . . . . . . . . .             43,850             680,552
         Limited Brands, Inc.. . . . . . .             64,400             897,092
         TJX Cos., Inc.. . . . . . . . . .             71,700           1,399,584

                                                                     ------------
                                                                        3,674,914
                                                                     ------------
         AUTOMOBILES (1.6%)
         Bayerische Motoren Werke
          (BMW) AG^. . . . . . . . . . . .            123,200           3,742,814
         Harley-Davidson, Inc. . . . . . .            182,300           8,422,260

                                                                     ------------
                                                                       12,165,074
                                                                     ------------
         DEPARTMENT STORES (1.0%)
         Kohl's Corp.* . . . . . . . . . .            111,070           6,214,367
         Nordstrom, Inc.^. . . . . . . . .             82,900           1,572,613

                                                                     ------------
                                                                        7,786,980
                                                                     ------------
         GENERAL MERCHANDISE STORES (2.5%)
         BJ's Wholesale Club, Inc.*^ . . .             76,700           1,403,610
         Dollar Tree Stores, Inc.*^. . . .             47,750           1,173,217
         Family Dollar Stores, Inc.. . . .            230,700           7,200,147
         Target Corp.. . . . . . . . . . .            244,600           7,338,000
         Wal-Mart Stores, Inc. . . . . . .             45,600           2,303,256

                                                                     ------------
                                                                       19,418,230
                                                                     ------------
         HOME IMPROVEMENT RETAIL (1.1%)
         Home Depot, Inc.. . . . . . . . .            350,120           8,388,875
                                                                     ------------
         HOTELS (1.1%)
         Hilton Hotels Corp. . . . . . . .            126,100           1,602,731
         Starwood Hotels & Resorts
          Worldwide, Inc.. . . . . . . . .            289,470           6,872,018

                                                                     ------------
                                                                        8,474,749
                                                                     ------------
         HOUSEHOLD DURABLES (0.3%)
         Cost Plus, Inc.*^ . . . . . . . .             22,200             636,474
         Ethan Allen Interiors, Inc. . . .             29,000             996,730
         Newell Rubbermaid, Inc. . . . . .             31,500             955,395

                                                                     ------------
                                                                        2,588,599
                                                                     ------------
         LEISURE PRODUCTS (0.1%)
         Mattel, Inc.. . . . . . . . . . .             52,800           1,011,120
                                                                     ------------
         MEDIA (11.4%)
         AOL Time Warner, Inc.*. . . . . .            260,940           3,418,314
         Blockbuster, Inc., Class A. . . .             50,600             619,850
         Clear Channel
          Communications, Inc.*. . . . . .            289,980          10,813,354
         Comcast Corp., Class A* . . . . .             86,000           2,027,020
         Comcast Corp., Special Class A* .            181,620           4,102,796
         COX Communications, Inc.,
          Class A*^. . . . . . . . . . . .             75,600           2,147,040
         E.W. Scripps Co., Class A^. . . .             38,510           2,963,344
         EchoStar Communications Corp.,
          Class A* . . . . . . . . . . . .            473,000          10,528,980
         Entercom Communications Corp.*. .             80,600           3,781,752
         Fox Entertainment Group, Inc.,
          Class A* . . . . . . . . . . . .            258,016           6,690,355
         Gannett Co., Inc. . . . . . . . .             34,100           2,448,380
         Hearst-Argyle Television, Inc.* .             84,500           2,037,295
         Hispanic Broadcasting Corp.*. . .            141,920           2,916,456
         Lamar Advertising Co.*^ . . . . .             28,100             945,565
         Lin TV Corp., Class A*^ . . . . .              8,990             218,907
         Macrovision Corp.*^ . . . . . . .             39,200             628,768
         McGraw-Hill Cos., Inc.. . . . . .             77,410           4,678,660
         Meredith Corp.. . . . . . . . . .             38,500           1,582,735
         New York Times Co., Class A . . .             78,460           3,587,976
         Scholastic Corp.*^. . . . . . . .             22,200             798,090
         Tribune Co. . . . . . . . . . . .             72,300           3,286,758
                                                   NUMBER OF             VALUE
                                                    SHARES              (NOTE 1)
-----------------------------------------------------------------------------------

         Univision Communications, Inc.,                            $
          Class A*^. . . . . . . . . . . .             66,000           1,617,000
         USA Interactive*^ . . . . . . . .             77,400           1,774,008
         Viacom, Inc., Class B*. . . . . .            311,440          12,694,294
         Westwood One, Inc.*^. . . . . . .             70,360           2,628,650

                                                                     ------------
                                                                       88,936,347
                                                                     ------------
         RESTAURANTS (2.2%)
         Brinker International, Inc.*. . .            220,570           7,113,382
         CEC Entertainment, Inc.*^ . . . .             78,210           2,401,047
         Outback Steakhouse, Inc.* . . . .            207,240           7,137,346
         Starbucks Corp.*. . . . . . . . .             47,050             958,879

                                                                     ------------
                                                                       17,610,654
                                                                     ------------
         SPECIALTY STORES (1.4%)
         Linens 'N Things, Inc.* . . . . .             40,200             908,520
         Office Depot, Inc.* . . . . . . .            105,100           1,551,276
         Petsmart, Inc.*^. . . . . . . . .            114,400           1,959,672
         Talbots, Inc.^. . . . . . . . . .            100,200           2,758,506
         Tiffany & Co. . . . . . . . . . .            102,580           2,452,688
         Williams-Sonoma, Inc.*. . . . . .             44,940           1,220,121

                                                                     ------------
                                                                       10,850,783
                                                                     ------------
         TEXTILES & APPAREL (0.1%)
         Nike, Inc., Class B . . . . . . .             22,070             981,453
                                                                     ------------
          TOTAL CONSUMER DISCRETIONARY . .                            181,887,778
                                                                     ------------
         CONSUMER STAPLES (5.1%)
         BEVERAGES (1.6%)
         Pepsi Bottling Group, Inc.. . . .            147,100           3,780,470
         PepsiCo, Inc. . . . . . . . . . .            210,500           8,887,310

                                                                     ------------
                                                                       12,667,780
                                                                     ------------
         DRUG RETAIL (0.6%)
         CVS Corp. . . . . . . . . . . . .             45,400           1,133,638
         Walgreen Co.. . . . . . . . . . .            136,880           3,995,527

                                                                     ------------
                                                                        5,129,165
                                                                     ------------
         FOOD DISTRIBUTORS (0.7%)
         SYSCO Corp. . . . . . . . . . . .            174,900           5,210,271
                                                                     ------------
         FOOD PRODUCTS (0.7%)
         Archer-Daniels-Midland Co.. . . .             39,600             491,040
         Hershey Foods Corp. . . . . . . .             33,200           2,239,008
         Kellogg Co. . . . . . . . . . . .             55,900           1,915,693
         Philip Morris Cos., Inc.. . . . .             20,500             830,865

                                                                     ------------
                                                                        5,476,606
                                                                     ------------
         HOUSEHOLD PRODUCTS (0.1%)
         Kimberly-Clark Corp.. . . . . . .             21,300           1,011,111
                                                                     ------------
         PERSONAL PRODUCTS (1.4%)
         Avon Products, Inc. . . . . . . .            153,000           8,242,110
         Gillette Co.. . . . . . . . . . .             79,500           2,413,620

                                                                     ------------
                                                                       10,655,730
                                                                     ------------
          TOTAL CONSUMER STAPLES . . . . .                             40,150,663
                                                                     ------------
         ENERGY (2.2%)
         INTEGRATED OIL & GAS (0.3%)
         EnCana Corp.. . . . . . . . . . .             74,000           2,301,400
                                                                     ------------
         OIL & GAS DRILLING (0.1%)
         Noble Corp.*^ . . . . . . . . . .             16,900             594,035
                                                                     ------------
         OIL & GAS EQUIPMENT & SERVICES (1.8%)
         Baker Hughes, Inc.. . . . . . . .            193,250           6,220,718
         BJ Services Co.*. . . . . . . . .            179,240           5,791,244
         Cooper Cameron Corp.* . . . . . .             42,430           2,113,863

                                                                     ------------
                                                                       14,125,825
                                                                     ------------
          TOTAL ENERGY . . . . . . . . . .                             17,021,260
                                                                     ------------
         FINANCIALS (10.3%)
         BANKS (1.4%)
         First Tennessee National Corp.. .             38,300           1,376,502
         Investors Financial Services
          Corp.^ . . . . . . . . . . . . .             74,900           2,051,511

143


EQ ADVISORS TRUST
EQ/MFS EMERGING GROWTH COMPANIES PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002

                                                  NUMBER OF             VALUE
                                                    SHARES              (NOTE 1)
-----------------------------------------------------------------------------------

                                                                    $
         Mellon Financial Corp.. . . . . .             94,600           2,470,006
         National Commerce Financial Corp.             36,400             868,140

         New York Community
          Bancorp, Inc.^ . . . . . . . . .             88,300           2,550,104
         TCF Financial Corp.^. . . . . . .             40,800           1,782,552

                                                                     ------------
                                                                       11,098,815
                                                                     ------------
         DIVERSIFIED FINANCIALS (6.1%)
         American Express Co.. . . . . . .             71,100           2,513,385
         Citigroup, Inc. . . . . . . . . .            265,094           9,328,658
         Fannie Mae. . . . . . . . . . . .             15,400             990,682
         Freddie Mac . . . . . . . . . . .            183,900          10,859,295
         Gallagher (Arthur J.) & Co.^. . .             99,200           2,914,496
         Goldman Sachs Group, Inc. . . . .            110,330           7,513,473
         Lehman Brothers Holdings, Inc.. .             20,000           1,065,800
         Merrill Lynch & Co., Inc. . . . .            198,892           7,547,951
         Morgan Stanley. . . . . . . . . .             29,100           1,161,672
         SLM Corp. . . . . . . . . . . . .             37,000           3,842,820

                                                                     ------------
                                                                       47,738,232
                                                                     ------------
         INSURANCE (2.5%)
         Ace Ltd.. . . . . . . . . . . . .            105,000           3,080,700
         American International Group, Inc.            48,290           2,793,577

         Hartford Financial Services
          Group, Inc.^ . . . . . . . . . .             21,800             990,374
         Metlife, Inc. . . . . . . . . . .             72,128           1,950,341
         Safeco Corp.^ . . . . . . . . . .             39,900           1,383,333
         Travelers Property Casualty Corp.,
          Class A* . . . . . . . . . . . .            305,615           4,477,260
         Travelers Property Casualty Corp.,
          Class B*^. . . . . . . . . . . .              5,425              79,476
         Willis Group Holdings Ltd.* . . .             33,130             949,837
         XL Capital Ltd., Class A. . . . .             45,900           3,545,775

                                                                     ------------
                                                                       19,250,673
                                                                     ------------
         INVESTMENT COMPANIES (0.3%)
         Software Holders Trust^ . . . . .             73,300           1,978,367
                                                                     ------------
          TOTAL FINANCIALS . . . . . . . .                             80,066,087
                                                                     ------------
         HEALTH CARE (21.1%)
         BIOTECHNOLOGY (2.4%)
         Amgen, Inc.*. . . . . . . . . . .            204,750           9,897,615
         Celgene Corp.*^ . . . . . . . . .             48,500           1,041,295
         Genzyme Corp. - General Division*^           180,670           5,342,412

         IDEC Pharmaceuticals Corp.* . . .             11,200             371,504
         Invitrogen Corp.*^. . . . . . . .             70,700           2,212,203

                                                                     ------------
                                                                       18,865,029
                                                                     ------------
         HEALTH CARE EQUIPMENT & SERVICES (8.7%)
         Advanced Medical Optics, Inc. . .              6,036              72,251
         AmerisourceBergen Corp. . . . . .             28,500           1,547,835
         Applied Biosystems Group - Applera
          Corp.. . . . . . . . . . . . . .             36,680             643,367
         Cardinal Health, Inc. . . . . . .             33,770           1,998,846
         Caremark Rx, Inc.*. . . . . . . .            511,620           8,313,825
         Cytyc Corp.*. . . . . . . . . . .            368,430           3,757,986
         DENTSPLY International, Inc.^ . .             74,500           2,771,400
         Express Scripts, Inc., Class A*^.            153,730           7,385,189
         First Health Group Corp.* . . . .            145,000           3,530,750
         Guidant Corp.*. . . . . . . . . .            115,700           3,569,345
         Health Management Associates,
          Inc., Class A*^. . . . . . . . .            122,100           2,185,590
         Laboratory Corp. of
          America Holdings*. . . . . . . .             92,930           2,159,693
         LifePoint Hospitals, Inc.*. . . .             38,200           1,143,364
         Lincare Holdings, Inc.* . . . . .            173,270           5,478,798
         Medtronic, Inc. . . . . . . . . .            151,400           6,903,840
         Millipore Corp. . . . . . . . . .             93,800           3,189,200
                                                   NUMBER OF             VALUE
                                                    SHARES              (NOTE 1)
-----------------------------------------------------------------------------------

                                                                    $
         Stryker Corp.*. . . . . . . . . .             34,200           2,295,504
         United Health Group, Inc. . . . .             54,520           4,552,420
         Varian Medical Systems, Inc.* . .             65,070           3,227,472
         Wellpoint Health Networks, Inc.*.             43,500           3,095,460

                                                                     ------------
                                                                       67,822,135
                                                                     ------------
         PHARMACEUTICALS (10.0%)
         Abbott Laboratories . . . . . . .             39,500           1,580,000
         Aventis S.A.. . . . . . . . . . .             45,400           2,467,883
         Biogen, Inc.*^. . . . . . . . . .             64,300           2,575,858
         Biovail Corp.*. . . . . . . . . .             50,238           1,326,786
         Eli Lilly & Co. . . . . . . . . .            133,160           8,455,660
         Forest Laboratories, Inc.*. . . .             74,250           7,292,835
         Johnson & Johnson . . . . . . . .            224,800          12,074,008
         MedImmune, Inc.*. . . . . . . . .            216,750           5,889,098
         Mylan Laboratories, Inc.. . . . .            114,280           3,988,372
         Novartis AG (Registered). . . . .             27,500           1,003,381
         Pfizer, Inc.. . . . . . . . . . .            648,640          19,828,925
         Shire Pharmaceuticals Group
          plc (ADR)*^. . . . . . . . . . .            148,200           2,799,498
         Teva Pharmaceutical Industries
          Ltd. (ADR) . . . . . . . . . . .            233,440           9,013,118

                                                                     ------------
                                                                       78,295,422
                                                                     ------------
          TOTAL HEALTH CARE  . . . . . . .                            164,982,586
                                                                     ------------
         INDUSTRIALS (7.8%)
         AEROSPACE & DEFENSE (0.9%)
         Alliant Techsystems, Inc.*. . . .             24,900           1,552,515
         Northrop Grumman Corp.. . . . . .             52,300           5,073,100

                                                                     ------------
                                                                        6,625,615
                                                                     ------------
         AIR FREIGHT & COURIERS (0.6%)

         United Parcel Service, Inc., Class            67,180           4,237,714
          B. . . . . . . . . . . . . . . .                           ------------
         COMMERCIAL SERVICES & SUPPLIES (4.7%)
         Apollo Group, Inc., Class A*. . .            127,200           5,596,800
         ARAMARK Corp., Class B* . . . . .            184,340           4,331,990
         Automatic Data Processing, Inc. .             39,500           1,550,375
         Cendant Corp.*. . . . . . . . . .            536,070           5,618,014
         Expeditors International of
          Washington, Inc. . . . . . . . .             38,500           1,257,025
         First Data Corp.. . . . . . . . .            202,790           7,180,794
         IMS Health, Inc.. . . . . . . . .             90,500           1,448,000
         Iron Mountain, Inc.*^ . . . . . .             67,130           2,215,961
         Manpower, Inc.. . . . . . . . . .             45,850           1,462,615
         Robert Half International, Inc.*.             65,010           1,047,311
         Weight Watchers
          International, Inc.*^. . . . . .            108,420           4,984,067

                                                                     ------------
                                                                       36,692,952
                                                                     ------------
         ELECTRICAL EQUIPMENT (0.2%)
         Rockwell International Corp.^ . .             86,100           1,783,131
                                                                     ------------
         INDUSTRIAL CONGLOMERATES (0.8%)
         3M Co.. . . . . . . . . . . . . .             22,100           2,724,930
         General Electric Co.. . . . . . .            146,330           3,563,136
         Tyco International Ltd. . . . . .              5,500              93,940

                                                                     ------------
                                                                        6,382,006
                                                                     ------------
         MACHINERY (0.5%)
         Danaher Corp. . . . . . . . . . .             36,440           2,394,108
         ITT Industries, Inc.. . . . . . .             29,200           1,772,148

                                                                     ------------
                                                                        4,166,256
                                                                     ------------
         TRUCKING (0.1%)
         Swift Transportation Co., Inc.*^.             39,250             785,707
                                                                     ------------
          TOTAL INDUSTRIALS  . . . . . . .                             60,673,381
                                                                     ------------
         INFORMATION TECHNOLOGY (25.1%)
         APPLICATION SOFTWARE (2.5%)
         BEA Systems, Inc.*^ . . . . . . .            223,200           2,560,104
         Cadence Design Systems, Inc.* . .            105,080           1,238,893
         Electronic Arts, Inc.*. . . . . .             46,830           2,330,729

144


EQ ADVISORS TRUST
EQ/MFS EMERGING GROWTH COMPANIES PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002
                                                   NUMBER OF             VALUE
                                                    SHARES              (NOTE 1)
-----------------------------------------------------------------------------------

                                                                    $
         Intuit, Inc.* . . . . . . . . . .             56,300           2,641,596
         Mercury Interactive Corp.*. . . .             78,200           2,318,630
         PeopleSoft, Inc.* . . . . . . . .            441,280           8,075,424

                                                                     ------------
                                                                       19,165,376
                                                                     ------------
         COMPUTER HARDWARE (2.3%)
         CDW Computer Centers, Inc.* . . .             13,400             587,590
         Dell Computer Corp.*. . . . . . .            411,810          11,011,799
         Hewlett-Packard Co. . . . . . . .            210,200           3,649,072
         International Business
          Machines Corp. . . . . . . . . .             37,300           2,890,750

                                                                     ------------
                                                                       18,139,211
                                                                     ------------
         COMPUTER STORAGE & PERIPHERALS (0.4%)
         Lexmark International, Inc.*. . .             50,464           3,053,072
                                                                     ------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS (0.9%)
         Lockheed Martin Corp. . . . . . .             67,600           3,903,900
         RF Micro Devices, Inc.* . . . . .             72,900             534,357
         Tandberg ASA* . . . . . . . . . .             17,200              99,310
         Waters Corp.* . . . . . . . . . .            129,500           2,820,510

                                                                     ------------
                                                                        7,358,077
                                                                     ------------
         INTERNET SOFTWARE & SERVICES (0.6%)
         Expedia, Inc., Class A*^. . . . .             23,900           1,599,632
         Yahoo!, Inc.* . . . . . . . . . .            196,000           3,204,600

                                                                     ------------
                                                                        4,804,232
                                                                     ------------
         IT CONSULTING & SERVICES (5.9%)
         Accenture Ltd., Class A*. . . . .            220,500           3,966,795
         Affiliated Computer Services,
          Inc., Class A* . . . . . . . . .            175,060           9,216,909
         ChoicePoint, Inc.*^ . . . . . . .             58,800           2,322,012
         Concord EFS, Inc.*. . . . . . . .            136,920           2,155,121
         DST Systems, Inc.*. . . . . . . .            119,500           4,248,225
         Fiserv, Inc.*^. . . . . . . . . .            128,455           4,361,047
         Sungard Data Systems, Inc.* . . .            422,140           9,945,618
         The BISYS Group, Inc.*. . . . . .            599,670           9,534,753

                                                                     ------------
                                                                       45,750,480
                                                                     ------------
         NETWORKING EQUIPMENT (1.9%)
         Cisco Systems, Inc.*. . . . . . .          1,114,766          14,603,435
                                                                     ------------
         SEMICONDUCTOR EQUIPMENT (1.4%)
         ASML Holding N.V.
          (New York Shares)*^. . . . . . .             62,100             519,156
         KLA-Tencor Corp.* . . . . . . . .             18,500             654,345
         Microchip Technology, Inc.* . . .            191,900           4,691,955
         Novellus Systems, Inc.* . . . . .            181,344           5,092,139

                                                                     ------------
                                                                       10,957,595
                                                                     ------------
         SEMICONDUCTORS (3.2%)
         Advanced Micro Devices, Inc.*^. .            183,100           1,182,826
         Analog Devices, Inc.* . . . . . .            467,240          11,153,019
         Linear Technology Corp. . . . . .            100,910           2,595,405
         Maxim Integrated Products, Inc.*.             97,700           3,228,008
         QLogic Corp.*^. . . . . . . . . .             38,930           1,343,474
         STMicroelectronics N.V.
          (New York Shares). . . . . . . .            138,410           2,700,379
         Taiwan Semiconductor Manufacturing
          Co., Ltd. (ADR)*^. . . . . . . .            242,172           1,707,313

         Texas Instruments, Inc. . . . . .             96,680           1,451,167

                                                                     ------------
                                                                       25,361,591
                                                                     ------------
                                                   NUMBER OF             VALUE
                                                    SHARES              (NOTE 1)
-----------------------------------------------------------------------------------

         SYSTEMS SOFTWARE (5.5%)
         Microsoft Corp.*. . . . . . . . .            294,500        $ 15,225,650
         Network  Associates, Inc.*. . . .            131,660           2,118,410
         Oracle Corp.* . . . . . . . . . .          1,148,805          12,407,094
         SAP AG (ADR)^ . . . . . . . . . .            190,500           3,714,750
         VERITAS Software Corp.* . . . . .            602,910           9,417,454

                                                                     ------------
                                                                       42,883,358
                                                                     ------------
         TELECOMMUNICATIONS EQUIPMENT (0.5%)
         Advanced Fibre
          Communications, Inc.*^ . . . . .             86,590           1,444,321
         American Tower Corp., Class A*^ .            295,150           1,041,880
         Nokia OYJ  (ADR). . . . . . . . .            112,200           1,739,100

                                                                     ------------
                                                                        4,225,301
                                                                     ------------
          TOTAL INFORMATION TECHNOLOGY . .                            196,301,728
                                                                     ------------
         MATERIALS (2.1%)
         CHEMICALS (1.0%)
         Praxair, Inc. . . . . . . . . . .            139,870           8,080,290
                                                                     ------------
         CONTAINERS & PACKAGING (0.2%)
         Smurfit-Stone Container Corp.*. .             74,400           1,145,091
                                                                     ------------
         PAPER & FOREST PRODUCTS (0.9%)
         International Paper Co. . . . . .            197,960           6,922,661
                                                                     ------------
          TOTAL MATERIALS  . . . . . . . .                             16,148,042
                                                                     ------------
         TELECOMMUNICATION SERVICES (0.5%)
         WIRELESS TELECOMMUNICATION SERVICES (0.5%)
         Crown Castle International Corp.*            606,200           2,273,250
         Vodafone Group plc (ADR)^ . . . .            108,335           1,963,030

                                                                     ------------
                                                                        4,236,280
                                                                     ------------
         TOTAL COMMON STOCKS (97.5%)
          (Cost $844,199,555). . . . . . .                            761,467,805
                                                                     ------------
                                                   PRINCIPAL
                                                    AMOUNT
                                                  -------------

         SHORT-TERM DEBT SECURITIES:
         TIME DEPOSIT (3.0%)
         J.P. Morgan Chase Nassau,
          0.73%, 1/2/03
          (Amortized Cost $23,304,001) . .        $23,304,001          23,304,001
                                                                     ------------
         TOTAL INVESTMENTS (100.5%)
          (Cost/Amortized Cost
           $867,503,556) . . . . . . . . .                            784,771,806

         OTHER ASSETS LESS LIABILITIES                                 (4,127,865)
          (-0.5%). . . . . . . . . . . . .                           ------------
         NET ASSETS (100%) . . . . . . . .                           $780,643,941
                                                                     ============

* Non-income producing.
^ All, or a portion, of security out on loan (Note 1).
Glossary:
ADR - American Depositary Receipt

EQ ADVISORS TRUST
EQ/MFS EMERGING GROWTH COMPANIES PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2002
--------------------------------------------------------------------------------

Investment security transactions for the year ended December 31, 2002 were as follows:

COST OF PURCHASES:
Stocks and long-term
 corporate debt
 securities . . . . . .                 $1,088,270,608
NET PROCEEDS OF SALES
 AND REDEMPTIONS:
Stocks and long-term
 corporate debt
 securities . . . . . .                  1,217,916,442
As of December 31, 2002, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross
 unrealized appreciation                $    8,440,762
Aggregate gross
 unrealized depreciation                  (137,973,469)
                                        --------------
Net unrealized
 depreciation . . . . .                 $ (129,532,707)
                                        ==============
Federal income tax cost
 of investments . . . .                 $  914,304,513
                                        ==============


At December 31, 2002, the Portfolio had loaned securities with a total value $35,373,251 which was secured by collateral of $35,967,833.

The Portfolio has a net capital loss carryforward of $1,029,308,977 of which $599,155,945 expires in the year 2009 and $430,153,032 expires in the year 2010.


                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/MFS INVESTORS TRUST PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2002

                                                    NUMBER OF             VALUE
                                                      SHARES             (NOTE 1)
------------------------------------------------------------------------------------

         COMMON STOCKS:
         CONSUMER DISCRETIONARY (15.80%)
         APPAREL RETAIL (0.4%)

                                                                     $
         Gap, Inc.^. . . . . . . . . . . . .            57,300             889,296
                                                                      ------------
         AUTOMOBILES (0.6%)
         Bayerische Motoren Werke
          (BMW) AG . . . . . . . . . . . . .            24,300             738,234
         Harley-Davidson, Inc. . . . . . . .             8,900             411,180

                                                                      ------------
                                                                         1,149,414
                                                                      ------------
         DEPARTMENT STORES (0.4%)
         Kohl's Corp.* . . . . . . . . . . .             8,600             481,170
         May Department Stores Co. . . . . .            14,000             321,720

                                                                      ------------
                                                                           802,890
                                                                      ------------
         GENERAL MERCHANDISE STORES (3.7%)
         Family Dollar Stores, Inc.^ . . . .            13,900             433,819
         Target Corp.. . . . . . . . . . . .            48,690           1,460,700
         Wal-Mart Stores, Inc. . . . . . . .           112,136           5,663,989

                                                                      ------------
                                                                         7,558,508
                                                                      ------------
         HOME IMPROVEMENT RETAIL (1.7%)
         Home Depot, Inc.. . . . . . . . . .           124,340           2,979,186
         Lowe's Cos., Inc. . . . . . . . . .            12,020             450,750

                                                                      ------------
                                                                         3,429,936
                                                                      ------------
         HOTELS (0.2%)

         Starwood Hotels & Resorts Worldwide,           15,700             372,718
          Inc. . . . . . . . . . . . . . . .                          ------------
         HOUSEHOLD DURABLES (0.2%)
         Newell Rubbermaid, Inc. . . . . . .            15,900             482,247
                                                                      ------------
         MEDIA (7.8%)
         AOL Time Warner, Inc.*. . . . . . .           114,727           1,502,924
         Clear Channel
          Communications, Inc.*. . . . . . .            15,040             560,842
         Comcast Corp., Class A*^. . . . . .            23,931             564,054
         EchoStar Communications Corp., Class
          A*^. . . . . . . . . . . . . . . .            12,360             275,134
         Gannett Co., Inc. . . . . . . . . .            36,994           2,656,169
         McGraw-Hill Cos., Inc.. . . . . . .            21,830           1,319,405
         New York Times Co., Class A^. . . .            47,810           2,186,351
         Reed Elsevier plc . . . . . . . . .           122,100           1,045,740
         Tribune Co. . . . . . . . . . . . .            19,900             904,654
         Viacom, Inc., Class B*. . . . . . .           103,102           4,202,437
         Walt Disney Co. . . . . . . . . . .            26,360             429,932

                                                                      ------------
                                                                        15,647,642
                                                                      ------------
         PHOTOGRAPHIC PRODUCTS (0.2%)
         Eastman Kodak Co.^. . . . . . . . .             9,200             322,368
                                                                      ------------
         RESTAURANTS (0.3%)
         McDonald's Corp.. . . . . . . . . .            36,900             593,352
                                                                      ------------
         TEXTILES & APPAREL (0.3%)
         Nike, Inc., Class B . . . . . . . .            11,650             518,076
                                                                      ------------
          TOTAL CONSUMER DISCRETIONARY . . .                            31,766,447
                                                                      ------------
         CONSUMER STAPLES (10.7%)
         BEVERAGES (3.0%)
         Anheuser-Busch Cos., Inc. . . . . .            44,016           2,130,374
         Diageo plc. . . . . . . . . . . . .            70,500             766,107
         PepsiCo, Inc. . . . . . . . . . . .            71,603           3,023,079

                                                                      ------------
                                                                         5,919,560
                                                                      ------------
         DRUG RETAIL (0.2%)
         CVS Corp. . . . . . . . . . . . . .            15,200             379,544
                                                                      ------------
         FOOD DISTRIBUTORS (0.3%)
         SYSCO Corp. . . . . . . . . . . . .            21,070             627,675
                                                                      ------------
         FOOD PRODUCTS (2.7%)
         Archer-Daniels-Midland Co.. . . . .            17,200             213,280
                                                    NUMBER OF             VALUE
                                                      SHARES            (NOTE 1)
------------------------------------------------------------------------------------

                                                                     $
         Kellogg Co. . . . . . . . . . . . .            36,080           1,236,462
         Philip Morris Cos., Inc.. . . . . .            99,450           4,030,708

                                                                      ------------
                                                                         5,480,450
                                                                      ------------
         FOOD RETAIL (0.9%)
         Kroger Co.* . . . . . . . . . . . .            63,211             976,610
         Safeway, Inc.*. . . . . . . . . . .            37,700             880,672

                                                                      ------------
                                                                         1,857,282
                                                                      ------------
         HOUSEHOLD PRODUCTS (2.6%)
         Colgate-Palmolive Co. . . . . . . .            21,100           1,106,273
         Kimberly-Clark Corp.. . . . . . . .            22,840           1,084,215
         Procter & Gamble Co.. . . . . . . .            35,779           3,074,847

                                                                      ------------
                                                                         5,265,335
                                                                      ------------
         PERSONAL PRODUCTS (1.0%)
         Avon Products, Inc. . . . . . . . .            16,400             883,468
         Gillette Co.. . . . . . . . . . . .            37,922           1,151,312

                                                                      ------------
                                                                         2,034,780
                                                                      ------------
          TOTAL CONSUMER STAPLES . . . . . .                            21,564,626
                                                                      ------------
         ENERGY (7.3%)
         INTEGRATED OIL & GAS (6.3%)
         BP plc (ADR). . . . . . . . . . . .            81,174           3,299,723
         ConocoPhillips. . . . . . . . . . .             9,700             469,383
         EnCana Corp. (Toronto Exchange) . .            16,550             511,020

         EnCana Corp.^ . . . . . . . . . . .            49,200           1,530,120
         Exxon Mobil Corp. . . . . . . . . .           193,626           6,765,292

                                                                      ------------
                                                                        12,575,538
                                                                      ------------
         OIL & GAS EQUIPMENT & SERVICES (0.8%)
         Baker Hughes, Inc.. . . . . . . . .            22,840             735,219
         BJ Services Co.*. . . . . . . . . .             4,900             158,319
         Schlumberger Ltd. . . . . . . . . .            16,910             711,742

                                                                      ------------
                                                                         1,605,280
                                                                      ------------
         OIL & GAS EXPLORATION & PRODUCTION (0.2%)
         Unocal Corp.. . . . . . . . . . . .            16,320             499,066
                                                                      ------------
          TOTAL ENERGY . . . . . . . . . . .                            14,679,884
                                                                      ------------
         FINANCIALS (17.9%)
         BANKS (4.9%)
         Bank of America Corp. . . . . . . .            47,860           3,329,620
         Bank of New York Co., Inc.. . . . .            11,210             268,592
         Charter One Financial, Inc. . . . .            10,020             287,875
         FleetBoston Financial Corp. . . . .            12,290             298,647
         Mellon Financial Corp.. . . . . . .            16,690             435,776
         SunTrust Banks, Inc.. . . . . . . .             8,800             500,896
         Wachovia Corp.. . . . . . . . . . .            18,350             668,674
         Wells Fargo & Co. . . . . . . . . .            86,968           4,076,190

                                                                      ------------
                                                                         9,866,270
                                                                      ------------
         DIVERSIFIED FINANCIALS (7.6%)
         American Express Co.. . . . . . . .            20,010             707,354
         Citigroup, Inc. . . . . . . . . . .           132,233           4,653,279
         Fannie Mae. . . . . . . . . . . . .            28,920           1,860,424
         Freddie Mac . . . . . . . . . . . .            73,388           4,333,561
         Goldman Sachs Group, Inc. . . . . .            24,380           1,660,278
         Lehman Brothers Holdings, Inc.. . .             9,500             506,255
         Merrill Lynch & Co., Inc. . . . . .            19,900             755,205
         State Street Corp.. . . . . . . . .            19,720             769,080

                                                                      ------------
                                                                        15,245,436
                                                                      ------------
         INSURANCE (5.4%)
         AFLAC, Inc. . . . . . . . . . . . .             8,318             250,538
         Allstate Corp.. . . . . . . . . . .            25,030             925,860
         American International Group, Inc..            30,930           1,789,300

         Chubb Corp.^. . . . . . . . . . . .            24,720           1,290,384
         Hartford Financial Services
          Group, Inc.. . . . . . . . . . . .            35,324           1,604,769
         Marsh & McLennan Cos., Inc. . . . .            18,500             854,885
         Metlife, Inc. . . . . . . . . . . .            51,960           1,404,998
         St. Paul Cos., Inc.^. . . . . . . .            33,930           1,155,317

147


EQ ADVISORS TRUST
EQ/MFS INVESTORS TRUST PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002
                                                    NUMBER OF             VALUE
                                                      SHARES             (NOTE 1)
------------------------------------------------------------------------------------

         Travelers Property Casualty Corp.,                          $
          Class A*^. . . . . . . . . . . . .            59,963             878,458
         UnumProvident Corp. . . . . . . . .            10,060             176,452
         XL Capital Ltd., Class A. . . . . .             6,850             529,163

                                                                      ------------
                                                                        10,860,124
                                                                      ------------
          TOTAL FINANCIALS . . . . . . . . .                            35,971,830
                                                                      ------------
         HEALTH CARE (13.2%)
         BIOTECHNOLOGY (0.4%)
         Amgen, Inc.*. . . . . . . . . . . .            16,200             783,108
                                                                      ------------
         HEALTH CARE EQUIPMENT & SERVICES (2.0%)
         Baxter International, Inc.. . . . .             9,570             267,960
         Boston Scientific Corp.*^ . . . . .             6,200             263,624
         Cardinal Health, Inc. . . . . . . .            13,940             825,109
         Guidant Corp.*. . . . . . . . . . .             8,500             262,225
         HCA, Inc.^. . . . . . . . . . . . .            33,050           1,371,575
         Medtronic, Inc. . . . . . . . . . .            18,610             848,616
         United Health Group, Inc. . . . . .             2,758             230,293

                                                                      ------------
                                                                         4,069,402
                                                                      ------------
         PHARMACEUTICALS (10.8%)
         Abbott Laboratories . . . . . . . .            51,080           2,043,200
         Aventis S.A.. . . . . . . . . . . .            11,300             614,253
         Eli Lilly & Co. . . . . . . . . . .            63,820           4,052,570
         Forest Laboratories, Inc.*. . . . .            11,000           1,080,420
         Johnson & Johnson . . . . . . . . .            80,678           4,333,215
         Merck & Co., Inc. . . . . . . . . .            27,120           1,535,263
         Novartis AG (Registered). . . . . .            12,300             448,785
         Pfizer, Inc.. . . . . . . . . . . .           228,909           6,997,748
         Pharmacia Corp. . . . . . . . . . .            14,000             585,200

                                                                      ------------
                                                                        21,690,654
                                                                      ------------
          TOTAL HEALTH CARE  . . . . . . . .                            26,543,164
                                                                      ------------
         INDUSTRIALS (9.9%)
         AEROSPACE & DEFENSE (0.3%)
         Northrop Grumman Corp.. . . . . . .             6,700             649,900
                                                                      ------------
         AIR FREIGHT & COURIERS (1.5%)
         FedEx Corp. . . . . . . . . . . . .            25,810           1,399,418
         United Parcel Service, Inc., Class B           27,000           1,703,160

                                                                      ------------
                                                                         3,102,578
                                                                      ------------
         COMMERCIAL SERVICES & SUPPLIES (1.8%)
         Automatic Data Processing, Inc. . .            36,749           1,442,398
         Cendant Corp.*. . . . . . . . . . .            16,700             175,016
         First Data Corp.. . . . . . . . . .            46,484           1,645,999
         Waste Management, Inc.. . . . . . .            16,070             368,324

                                                                      ------------
                                                                         3,631,737
                                                                      ------------
         ELECTRICAL EQUIPMENT (0.1%)
         Rockwell International Corp.. . . .             6,300             130,473
                                                                      ------------
         INDUSTRIAL CONGLOMERATES (3.2%)
         3M Co.. . . . . . . . . . . . . . .            17,580           2,167,614
         General Electric Co.. . . . . . . .           176,891           4,307,296

                                                                      ------------
                                                                         6,474,910
                                                                      ------------
         MACHINERY (1.8%)
         Caterpillar, Inc. . . . . . . . . .             5,200             237,744
         Danaher Corp.^. . . . . . . . . . .            11,430             750,951
         Deere & Co. . . . . . . . . . . . .            23,230           1,065,096
         Illinois Tool Works, Inc. . . . . .            18,320           1,188,235
         ITT Industries, Inc.. . . . . . . .             4,700             285,243

                                                                      ------------
                                                                         3,527,269
                                                                      ------------
         RAILROADS (1.2%)
         Canadian National Railway Co. . . .            39,838           1,655,667
         Union Pacific Corp. . . . . . . . .            12,400             742,388

                                                                      ------------
                                                                         2,398,055
                                                                      ------------
          TOTAL INDUSTRIALS  . . . . . . . .                            19,914,922
                                                                      ------------
                                                    NUMBER OF             VALUE
                                                      SHARES             (NOTE 1)
------------------------------------------------------------------------------------

         INFORMATION TECHNOLOGY (13.8%)
         APPLICATION SOFTWARE (0.1%)

                                                                     $
         PeopleSoft, Inc.* . . . . . . . . .            10,100             184,830
                                                                      ------------
         COMPUTER HARDWARE (3.4%)
         Dell Computer Corp.*. . . . . . . .            65,440           1,749,866
         Hewlett-Packard Co. . . . . . . . .            25,146             436,534
         International Business
          Machines Corp. . . . . . . . . . .            61,146           4,738,815

                                                                      ------------
                                                                         6,925,215
                                                                      ------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS (0.6%)
         Agilent Technologies, Inc.* . . . .            11,980             215,161
         Lockheed Martin Corp. . . . . . . .            18,520           1,069,530

                                                                      ------------
                                                                         1,284,691
                                                                      ------------
         IT CONSULTING & SERVICES (0.6%)
         Accenture Ltd., Class A*. . . . . .            65,460           1,177,625
                                                                      ------------
         NETWORKING EQUIPMENT (2.3%)
         Cisco Systems, Inc.*. . . . . . . .           352,908           4,623,095
                                                                      ------------
         SEMICONDUCTOR EQUIPMENT (0.2%)
         Novellus Systems, Inc.*^. . . . . .            10,390             291,751
                                                                      ------------
         SEMICONDUCTORS (2.0%)
         Analog Devices, Inc.* . . . . . . .            59,350           1,416,684
         Intel Corp. . . . . . . . . . . . .           119,840           1,865,909
         Maxim Integrated Products, Inc.*. .             5,800             191,632
         STMicroelectronics N.V. (New York
          Shares)^ . . . . . . . . . . . . .            14,250             278,018
         Texas Instruments, Inc. . . . . . .            23,168             347,752

                                                                      ------------
                                                                         4,099,995
                                                                      ------------
         SYSTEMS SOFTWARE (4.4%)
         Microsoft Corp.*. . . . . . . . . .           122,743           6,345,813
         Oracle Corp.* . . . . . . . . . . .           175,856           1,899,245
         VERITAS Software Corp.* . . . . . .            40,310             629,642

                                                                      ------------
                                                                         8,874,700
                                                                      ------------
         TELECOMMUNICATIONS EQUIPMENT (0.2%)
         Motorola, Inc.^ . . . . . . . . . .            35,190             304,394
                                                                      ------------
          TOTAL INFORMATION TECHNOLOGY . . .                            27,766,296
                                                                      ------------
         MATERIALS (3.6%)
         CHEMICALS (2.0%)
         Air Products & Chemicals, Inc.. . .            16,800             718,200
         PPG Industries, Inc.. . . . . . . .            28,400           1,424,260
         Praxair, Inc. . . . . . . . . . . .            28,090           1,622,759
         Syngenta AG . . . . . . . . . . . .             4,923             285,012

                                                                      ------------
                                                                         4,050,231
                                                                      ------------
         CONTAINERS & PACKAGING (0.2%)
         Smurfit-Stone Container Corp.*^ . .            21,510             331,060
                                                                      ------------
         METALS & MINING (0.5%)
         Alcoa, Inc. . . . . . . . . . . . .            48,560           1,106,197
                                                                      ------------
         PAPER & FOREST PRODUCTS (0.9%)
         International Paper Co. . . . . . .            51,550           1,802,704
                                                                      ------------
          TOTAL MATERIALS  . . . . . . . . .                             7,290,192
                                                                      ------------
         TELECOMMUNICATION SERVICES (3.4%)
         DIVERSIFIED TELECOMMUNICATION SERVICES (3.3%)
         AT&T Corp.^ . . . . . . . . . . . .            37,352             975,261
         BellSouth Corp. . . . . . . . . . .           122,210           3,161,572
         BT Group plc. . . . . . . . . . . .            43,700             137,187
         BT Group plc (ADR). . . . . . . . .             7,600             238,108
         SBC Communications, Inc.. . . . . .            63,900           1,732,329
         Verizon Communications, Inc.. . . .             8,000             310,000

                                                                      ------------
                                                                         6,554,457
                                                                      ------------
148


EQ ADVISORS TRUST
EQ/MFS INVESTORS TRUST PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002

                                                   NUMBER OF             VALUE
                                                      SHARES            (NOTE 1)
------------------------------------------------------------------------------------

         WIRELESS TELECOMMUNICATION SERVICES (0.1%)

                                                                     $
         Vodafone Group plc (ADR)^ . . . . .            10,698             193,848
                                                                      ------------
          TOTAL TELECOMMUNICATION SERVICES .                             6,748,305
                                                                      ------------
         UTILITIES (0.6%)
         ELECTRIC UTILITIES (0.6%)
         Ameren Corp.. . . . . . . . . . . .             5,100             212,007
         Dominion Resources, Inc.. . . . . .             6,330             347,517
         PPL Corp. . . . . . . . . . . . . .             7,190             249,349
         Southern Co.. . . . . . . . . . . .            12,560             356,579
         TXU Corp. . . . . . . . . . . . . .             7,600             141,968

                                                                      ------------
                                                                         1,307,420
                                                                      ------------
         TOTAL COMMON STOCKS (96.2%)
          (Cost $213,058,434). . . . . . . .                           193,553,086
                                                                      ------------
         PREFERRED STOCKS:
         CONSUMER DISCRETIONARY (0.2%)
         AUTOMOBILES (0.2%)

         Porsche AG^                                     1,144             475,401
          (Cost $523,264)  . . . . . . . . .                          ------------
                                                    PRINCIPAL             VALUE
                                                      AMOUNT             (NOTE 1)
------------------------------------------------------------------------------------

         SHORT-TERM DEBT SECURITIES:
         TIME DEPOSIT (7.4%)
         J.P. Morgan Chase Nassau,

          0.73%,  1/2/03                                             $
          (Amortized Cost $14,750,757) . . .        $                   14,750,757
                                                    14,750,757        ------------
         TOTAL INVESTMENTS (103.8%)
          (Cost/Amortized Cost
           $228,332,455) . . . . . . . . . .                           208,779,244

         OTHER ASSETS LESS LIABILITIES                                  (7,559,470)
          (-3.8%). . . . . . . . . . . . . .                          ------------
         NET ASSETS (100%) . . . . . . . . .                          $201,219,774
                                                                      ============

* Non-income producing.
^ All, or a portion, of security out on loan (Note 1).
Glossary:
ADR - American Depositary Receipt

Investment security transactions for the year ended
December 31, 2002 were as follows:
Cost of Purchases:
Stocks and long-term corporate debt securities..$162,310,302
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities.. 144,616,709

As of December 31, 2002, the gross unrealized
appreciation (depreciation) of investments based
on the aggregate cost of investments for
federal income tax purposes was as follows:
Aggregate gross unrealized appreciation...$ 2,911,691
Aggregate gross unrealized depreciation...(30,621,894)
                                         ------------
Net unrealized depreciation . . . . . . $ (27,710,203)
                                         ------------
Federal income tax cost of investments..$ 236,489,447
                                         ============
At December 31, 2002, the Portfolio had loaned securities with a total value $12,190,109 which was secured by collateral of $12,431,165.

The Portfolio has a net capital loss carryforward of $61,912,435 of which $836,647 expires in the year 2007, $146,486 expires in the year 2008, $29,385,246 expires in the year 2009, and $31,544,056 expires in the year 2010.

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2002

                                             PRINCIPAL                  VALUE
                                              AMOUNT                   (NOTE 1)
-----------------------------------------------------------------------------------

         SHORT-TERM DEBT SECURITIES:
         BANKERS ACCEPTANCES (5.2%)
         Toronto Dominion Bank
                                       $                           $
          1.21%,  1/9/03. . . .              25,000,000                 24,992,555
         Wachovia Bank NA
          1.67%,  3/5/03. . . .              10,101,392                 10,071,871
          1.67%,  3/25/03 . . .              20,000,000                 19,922,994
          1.30%,  4/17/03 . . .              10,000,000                  9,962,017
          1.32%,  5/27/03 . . .              10,000,203                  9,947,074
          1.31%,  5/28/03 . . .               2,295,978                  2,283,790
          1.30%,  6/25/03 . . .              20,258,293                 20,131,257
          1.30%,  6/27/03 . . .              10,000,000                  9,936,575
                                                                    --------------

          TOTAL BANKERS                                                107,248,133
           ACCEPTANCES  . . . .                                     --------------
         CERTIFICATES OF DEPOSIT (37.4%)
         Abbey National North America
          1.32%,  3/17/03 . . .              36,800,000                 36,699,183
         American Express Centurion
          1.35%,  1/14/03 . . .              30,100,000                 30,100,000
         Banco Bilbao Vizcaya
          1.33%,  3/19/03 . . .              30,600,000                 30,600,000
         Bank of America Corp.
          0.88%,  1/3/03. . . .              17,700,000                 17,698,722
          1.21%,  1/14/03 . . .               1,600,000                  1,599,255
          1.26%,  1/27/03 . . .               8,720,000                  8,711,876
          1.27%,  1/31/03 . . .               6,750,000                  6,742,744
         Bayerische Landesbank NY
          1.74%,  3/25/03 . . .              60,000,000                 59,991,813
         Canadian Imperial Bank Holdings
          1.33%,  3/11/03 . . .              30,400,000                 30,400,000
         Citibank NA
          1.32%,  3/12/03 . . .              65,000,000                 65,000,000
          Credit Agricole Indosuez
          1.29%,  6/30/03 . . .              60,000,000                 59,986,245
         J.P. Morgan Chase & Co.
          1.70%,  3/26/03 . . .              46,000,000                 46,015,719
         Lloyds TSB Bank plc
          1.32%,  3/17/03 . . .              50,000,000                 50,000,000
         Marshall & Isley Corp.
          1.32%,  3/18/03 . . .              30,600,000                 30,600,000
         Natexis Banque
          1.34%,  3/5/03. . . .              31,200,000                 31,200,000
         National City Bank of Cleveland
          1.65%,  3/6/03. . . .              30,000,000                 30,000,530
         Norddeutsche Landesbank
          1.33%,  3/6/03. . . .              80,000,000                 80,000,000
         Regions Bank
          1.31%,  3/31/03 . . .              30,500,000                 30,500,000
         Royal Bank of Scotland
          1.33%,  2/10/03 . . .              50,000,000                 50,000,000
         Svenska Handelsbanken AB
          1.34%,  3/3/03. . . .              36,800,000                 36,800,000
         Westpac Banking Corp.
          1.34%,  4/7/03. . . .              31,200,000                 31,200,000
                                                                    --------------

          TOTAL CERTIFICATES OF                                        763,846,087
           DEPOSIT  . . . . . .                                     --------------
         COMMERCIAL PAPER (44.9%)
         Banque Caisse D'Epargne
          1.35%,  4/15/03 . . .              50,000,000                 49,806,444
         Beta Finance, Inc.
          1.84%,  1/15/03(S). .              25,000,000                 24,999,805
          1.92%,  3/27/03(S). .              50,000,000                 50,000,000
         Exxon Project Investment Corp.
          0.60%,  1/2/03. . . .              90,000,000                 89,997,025
         GE Capital International Funding, Inc.
          1.59%,  3/3/03(S) . .              40,000,000                 39,892,233
         HBOS Treasury Services
          1.34%,  2/19/03 . . .              65,000,000                 64,880,563
                                             PRINCIPAL                  VALUE
                                              AMOUNT                   (NOTE 1)
-----------------------------------------------------------------------------------

         Johnson & Johnson
          1.30%,  4/30/03(S). .             $50,000,000             $   49,786,792
          1.29%,  6/18/03(S). .              28,600,000                 28,429,163
         Landesbank Schleswig-Holstein Girozentrale
          1.34%,  3/7/03(S) . .              75,000,000                 74,818,542
         Metlife Funding
          1.25%,  1/23/03 . . .               9,500,000                  9,492,511
         Newport Funding Corp.
          1.67%,  2/18/03(S). .              37,000,000                 36,917,120
         Private Export Funding Corp.
          1.32%,  3/18/03(S). .              21,000,000                 20,941,480
          1.31%,  4/24/03(S). .               3,390,000                  3,376,167
          1.31%,  5/30/03(S). .              40,000,000                 39,784,778
          1.35%,  6/17/03(S). .              11,000,000                 10,931,623
         Prudential plc
          1.34%,  3/25/03(S). .              15,000,000                 14,953,658
         Shell Finance (UK) plc
          1.55%,  9/18/03(S). .               5,000,000                  4,944,750
          2.48%,  5/1/03(S) . .              45,000,000                 44,632,500
         Sigma Finance Corp.
          1.39%,  7/17/03(S). .              80,000,000                 79,987,222
         Teachers Insurance
          1.13%,  1/7/03. . . .               7,000,000                  6,998,483
         Verizon Network Funding Corp.
          1.32%,  2/27/03 . . .              31,200,000                 31,134,792
         Vodafone Group plc
          1.35%,  3/3/03(S) . .              31,200,000                 31,128,630
         Wells Fargo & Co.
          1.30%,  2/12/03 . . .              17,500,000                 17,473,277
          1.31%,  2/13/03 . . .              17,500,000                 17,472,408
          1.28%,  2/28/03 . . .              41,000,000                 40,915,449
         Windmill Funding Corp.
          1.33%,  3/12/03(S). .              34,300,000                 34,211,296
                                                                    --------------
          TOTAL COMMERCIAL PAPER                                       917,906,711
                                                                    --------------
         TIME DEPOSIT (0.0%)
         J.P. Morgan Chase Nassau,
          0.73%,  1/2/03. . . .                 369,456                    369,456
                                                                    --------------
         U.S. GOVERNMENT AGENCIES (7.4%)
         Federal Home Loan Bank
          1.75%,  11/7/03 . . .              25,000,000                 25,000,000
          1.76%,  12/8/03 . . .              30,000,000                 30,000,000
          2.38%,  5/29/03 . . .              21,000,000                 21,087,515
         Student Loan Marketing Association
          2.23%,  3/21/03 . . .              75,000,000                 75,046,734
                                                                    --------------

          TOTAL U.S. GOVERNMENT                                        151,134,249
           AGENCIES . . . . . .                                     --------------
         VARIABLE RATE SECURITIES (4.9%)
          CC USA, Inc.
          1.41%,  8/6/03(S) . .              40,000,000                 40,000,000
          Merrill Lynch & Co., Inc.
          1.41%,  4/1/03. . . .              60,000,000                 60,000,000
                                                                    --------------

          TOTAL VARIABLE RATE                                          100,000,000
           SECURITIES . . . . .                                     --------------
         TOTAL INVESTMENTS (99.8%)
          (Amortized Cost $2,040,504,636)                            2,040,504,636
         OTHER ASSETS LESS LIABILITIES  (0.2%)                           3,628,716
                                                                    --------------
         NET ASSETS (100%)  . .                                     $2,044,133,352
                                                                    ==============
         ---------
         (S)
           Securities exempt from registration under Rule 144A of the Securities
           Act of 1933.  These securities may only be resold to qualified institutional buyers.  At December 31, 2002, these securities amounted to $629,735,759 or 30.81% of net assets.


The Portfolio has a net capital loss carryforward of $106,234 which expires in the year 2009.

The Portfolio utilized net capital loss carryforward of $8,759 in 2002.

EQ ADVISORS TRUST
EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2002

                                                    NUMBER OF             VALUE
                                                      SHARES             (NOTE 1)
------------------------------------------------------------------------------------

         COMMON STOCKS:
         CONSUMER DISCRETIONARY  (7.4%)
         APPAREL RETAIL  (0.6%)
                                                                     $
         Limited Brands, Inc.. . . . . . . .           111,661           1,555,438
         TJX Cos., Inc.. . . . . . . . . . .            67,946           1,326,306

                                                                      ------------
                                                                         2,881,744
                                                                      ------------
         AUTO COMPONENTS  (0.2%)
         AutoZone, Inc.* . . . . . . . . . .             3,100             219,015
         Lear Corp.* . . . . . . . . . . . .            19,822             659,676

                                                                      ------------
                                                                           878,691
                                                                      ------------
         AUTOMOBILES  (0.5%)
         Ford Motor Co.^ . . . . . . . . . .           157,808           1,467,614
         General Motors Corp.. . . . . . . .            18,500             681,910

                                                                      ------------
                                                                         2,149,524
                                                                      ------------
         CASINOS & GAMING  (0.4%)
         Harrah's Entertainment, Inc.* . . .            23,225             919,710
         MGM Mirage, Inc.* . . . . . . . . .            23,104             761,739

                                                                      ------------
                                                                         1,681,449
                                                                      ------------
         COMPUTER & ELECTRONICS RETAIL  (0.1%)
         RadioShack Corp.^ . . . . . . . . .            35,110             657,961
                                                                      ------------
         DEPARTMENT STORES  (1.0%)
         Federated Department Stores, Inc.*.            40,456           1,163,514

         J.C. Penney, Inc.^. . . . . . . . .           155,085           3,568,506

                                                                      ------------
                                                                         4,732,020
                                                                      ------------
         HOME IMPROVEMENT RETAIL  (0.1%)
         Lowe's Cos., Inc. . . . . . . . . .            11,825             443,438
                                                                      ------------
         HOTELS  (0.3%)
         Carnival Corp.. . . . . . . . . . .                27                 674
         Marriot International, Inc., Class A           29,500             969,665
         Royal Caribbean Cruises Ltd.^ . . .            29,480             492,316
         Starwood Hotels & Resorts Worldwide,
          Inc. . . . . . . . . . . . . . . .               240               5,697

                                                                      ------------
                                                                         1,468,352
                                                                      ------------
         HOUSEHOLD DURABLES  (0.8%)
         Fortune Brands, Inc.. . . . . . . .            52,256           2,430,427
         Newell Rubbermaid, Inc. . . . . . .            33,094           1,003,741
         Whirlpool Corp.^. . . . . . . . . .             3,852             201,151

                                                                      ------------
                                                                         3,635,319
                                                                      ------------
         LEISURE PRODUCTS  (0.3%)
         Mattel, Inc.. . . . . . . . . . . .            75,367           1,443,278
                                                                      ------------
         MEDIA  (2.2%)
         Comcast Corp., Class A*^. . . . . .            76,752           1,809,045
         Comcast Corp., Special Class A*^. .            30,400             686,736
         Liberty Media Corp., Class A* . . .           365,991           3,271,960
         McGraw-Hill Cos., Inc.. . . . . . .            11,308             683,455
         Walt Disney Co. . . . . . . . . . .           227,014           3,702,598

                                                                      ------------
                                                                        10,153,794
                                                                      ------------
         PHOTOGRAPHIC PRODUCTS  (0.3%)
         Eastman Kodak Co.^. . . . . . . . .            48,717           1,707,044
                                                                      ------------
         RESTAURANTS  (0.1%)
         Darden Restaurants, Inc.. . . . . .            14,300             292,435
                                                                      ------------
         SPECIALTY STORES  (0.3%)
         Office Depot, Inc.* . . . . . . . .            92,417           1,364,075
         Staples, Inc.*. . . . . . . . . . .             9,769             178,773

                                                                      ------------
                                                                         1,542,848
                                                                      ------------
         TEXTILES & APPAREL  (0.2%)
         Jones Apparel Group, Inc.*. . . . .            17,532             621,334
         Nike, Inc., Class B . . . . . . . .             2,614             116,245
         V.F. Corp.^ . . . . . . . . . . . .            12,605             454,410

                                                                      ------------
                                                                         1,191,989
                                                                      ------------
          TOTAL CONSUMER DISCRETIONARY . . .                            34,859,886
                                                                      ------------
                                                    NUMBER OF             VALUE
                                                      SHARES             (NOTE 1)
------------------------------------------------------------------------------------

         CONSUMER STAPLES  (11.1%)
         BEVERAGES  (2.8%)
                                                                     $
         Anheuser-Busch Cos., Inc. . . . . .            89,840           4,348,256
         Coca-Cola Co. . . . . . . . . . . .           155,402           6,809,716
         Coca-Cola Enterprises, Inc. . . . .            67,645           1,469,249
         Pepsi Bottling Group, Inc.. . . . .             9,100             233,870
         PepsiCo, Inc. . . . . . . . . . . .             6,020             254,164

                                                                      ------------
                                                                        13,115,255
                                                                      ------------
         DRUG RETAIL  (0.2%)
         Rite Aid Corp.*^. . . . . . . . . .           282,800             692,860
                                                                      ------------
         FOOD DISTRIBUTORS  (0.1%)
         SUPERVALU, Inc. . . . . . . . . . .             4,849              80,057
         SYSCO Corp. . . . . . . . . . . . .            17,348             516,797

                                                                      ------------
                                                                           596,854
                                                                      ------------
         FOOD PRODUCTS  (4.8%)
         Archer-Daniels-Midland Co.. . . . .            65,644             813,986
         Campbell Soup Co. . . . . . . . . .            29,661             696,144
         ConAgra Foods, Inc. . . . . . . . .            42,543           1,064,000
         Del Monte Foods Co.*^ . . . . . . .            15,558             119,797
         H.J. Heinz Co.. . . . . . . . . . .            35,374           1,162,743
         Hershey Foods Corp. . . . . . . . .            10,205             688,225
         Kellogg Co. . . . . . . . . . . . .            55,616           1,905,960
         Kraft Foods, Inc., Class A. . . . .            44,053           1,714,983
         Philip Morris Cos., Inc.. . . . . .           271,620          11,008,759
         R.J. Reynolds Tobacco Holdings,
          Inc.^. . . . . . . . . . . . . . .             9,152             385,391
         Sara Lee Corp.. . . . . . . . . . .           116,291           2,617,710
         Unilever N.V. (ADR)^. . . . . . . .             9,127             563,227

                                                                      ------------
                                                                        22,740,925
                                                                      ------------
         FOOD RETAIL  (0.7%)
         Albertson's, Inc.^. . . . . . . . .            49,947           1,111,820
         Kroger Co.* . . . . . . . . . . . .            62,287             962,334
         Safeway, Inc.*. . . . . . . . . . .            48,262           1,127,401

                                                                      ------------
                                                                         3,201,555
                                                                      ------------
         HOUSEHOLD PRODUCTS  (2.0%)
         Colgate-Palmolive Co. . . . . . . .            33,600           1,761,648
         Kimberly-Clark Corp.. . . . . . . .            57,417           2,725,585
         Procter & Gamble Co.. . . . . . . .            59,406           5,105,352

                                                                      ------------
                                                                         9,592,585
                                                                      ------------
         PERSONAL PRODUCTS  (0.5%)
         Avon Products, Inc. . . . . . . . .             9,315             501,799
         Gillette Co.. . . . . . . . . . . .            63,813           1,937,363

                                                                      ------------
                                                                         2,439,162
                                                                      ------------
          TOTAL CONSUMER STAPLES . . . . . .                            52,379,196
                                                                      ------------
         ENERGY  (9.8%)
         INTEGRATED OIL & GAS  (7.4%)
         ChevronTexaco Corp. . . . . . . . .            64,453           4,284,835
         ConocoPhillips. . . . . . . . . . .            19,064             922,507
         Exxon Mobil Corp. . . . . . . . . .           510,887          17,850,392
         Marathon Oil Co.. . . . . . . . . .            44,443             946,192
         Occidental Petroleum Corp.. . . . .            12,665             360,319
         Reliant Resources, Inc.*. . . . . .            44,000             140,800
         Royal Dutch Petroleum Co. (ADR) . .           236,971          10,431,463


                                                                      ------------
                                                                        34,936,508
                                                                      ------------
         OIL & GAS DRILLING  (0.3%)
         Noble Corp.*. . . . . . . . . . . .            15,474             543,911
         Transocean, Inc.. . . . . . . . . .            27,500             638,000

                                                                      ------------
                                                                         1,181,911
                                                                      ------------
         OIL & GAS EQUIPMENT & SERVICES  (1.2%)
         BJ Services Co.*. . . . . . . . . .             8,900             287,559
         El Paso Corp.^. . . . . . . . . . .           128,198             892,258
         Halliburton Co. . . . . . . . . . .           154,813           2,896,551
         Schlumberger Ltd. . . . . . . . . .            40,800           1,717,272

                                                                      ------------
                                                                         5,793,640
                                                                      ------------
         OIL & GAS EXPLORATION & PRODUCTION (0.9%)
         Burlington Resources, Inc.. . . . .            35,670           1,521,326


151


EQ ADVISORS TRUST
EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002
                                                  NUMBER OF             VALUE
                                                      SHARES             (NOTE 1)
------------------------------------------------------------------------------------

         Devon Energy Corp.. . . . . . . . .            13,490        $    619,191
         Unocal Corp.. . . . . . . . . . . .            73,297           2,241,422
                                                                      ------------
                                                                         4,381,939
                                                                      ------------
          TOTAL ENERGY . . . . . . . . . . .                            46,293,998
                                                                      ------------
         FINANCIALS  (26.9%)
         BANKS  (10.6%)
         Amsouth Bancorp.. . . . . . . . . .            14,028             269,338
         Bank of America Corp. . . . . . . .           148,048          10,299,699
         Bank of New York Co., Inc.. . . . .           174,506           4,181,164
         Bank One Corp.. . . . . . . . . . .            55,035           2,011,529
         Comerica, Inc.. . . . . . . . . . .            71,637           3,097,584
         Fifth Third Bancorp . . . . . . . .            19,700           1,153,435
         First Tennessee National Corp.. . .            21,881             786,403
         FleetBoston Financial Corp. . . . .            87,615           2,129,044
         M&T Bank Corp.. . . . . . . . . . .            11,770             933,950
         Mellon Financial Corp.. . . . . . .            23,000             600,530
         National City Corp. . . . . . . . .            50,967           1,392,418
         PNC Financial Services Group, Inc..            11,591             485,663
         Sovereign Bancorp, Inc.^. . . . . .            34,720             487,816
         TCF Financial Corp. . . . . . . . .             1,600              69,904
         U.S. Bancorp. . . . . . . . . . . .           419,663           8,905,249
         Wachovia Corp.. . . . . . . . . . .            44,756           1,630,909
         Washington Mutual, Inc. . . . . . .           115,850           4,000,300
         Wells Fargo & Co. . . . . . . . . .           148,894           6,978,662
         Zions Bancorp.. . . . . . . . . . .            12,274             482,970

                                                                      ------------
                                                                        49,896,567
                                                                      ------------
         DIVERSIFIED FINANCIALS  (13.1%)
         American Express Co.. . . . . . . .             6,977             246,637
         BB&T Corp.. . . . . . . . . . . . .            30,261           1,119,354
         Capital One Financial Corp.^. . . .            35,862           1,065,819
         CIT Group, Inc.*. . . . . . . . . .            66,300           1,299,480
         Citigroup, Inc. . . . . . . . . . .           563,701          19,836,638
         Fannie Mae. . . . . . . . . . . . .           151,468           9,743,936
         Freddie Mac . . . . . . . . . . . .           104,467           6,168,776
         Goldman Sachs Group, Inc. . . . . .            10,252             698,161
         Household International, Inc. . . .           124,890           3,473,191
         J.P. Morgan Chase & Co. . . . . . .           265,634           6,375,216
         MBNA Corp.. . . . . . . . . . . . .           240,635           4,576,878
         Merrill Lynch & Co., Inc. . . . . .            80,300           3,047,385
         Morgan Stanley. . . . . . . . . . .            66,637           2,660,149
         Providian Financial Corp.^. . . . .            35,518             230,512
         Synovus Financial Corp.^. . . . . .            55,500           1,076,700

                                                                      ------------
                                                                        61,618,832
                                                                      ------------
         INSURANCE  (2.7%)
         Ace Ltd.. . . . . . . . . . . . . .            82,166           2,410,750
         American International Group, Inc..            20,000           1,157,000

         Berkshire Hathaway, Inc., Class B*.               670           1,623,410
         Hartford Financial Services
          Group, Inc.. . . . . . . . . . . .             1,784              81,047
         Jefferson-Pilot Corp. . . . . . . .             5,062             192,913
         John Hancock Financial Services . .             2,684              74,884
         Loews Corp. . . . . . . . . . . . .             1,829              81,317
         MBIA, Inc.. . . . . . . . . . . . .            11,427             501,188
         Metlife, Inc. . . . . . . . . . . .            30,100             813,904
         MGIC Investment Corp. . . . . . . .            25,320           1,045,716
         Radian Group, Inc.. . . . . . . . .             8,683             322,574
         Torchmark Corp. . . . . . . . . . .            11,021             402,597
         Travelers Property Casualty Corp.,
          Class A* . . . . . . . . . . . . .            74,298           1,088,466
         Travelers Property Casualty Corp.,
          Class B* . . . . . . . . . . . . .            49,946             731,709
         UnumProvident Corp. . . . . . . . .            33,913             594,834
         XL Capital Ltd., Class A. . . . . .            21,600           1,668,600

                                                                      ------------
                                                                        12,790,909
                                                                      ------------

         REAL ESTATE  (0.5%)
         Boston Properties, Inc. (REIT)^ . .             6,210             228,901
                                                    NUMBER OF             VALUE
                                                      SHARES             (NOTE 1)
------------------------------------------------------------------------------------

         Equity Office Properties                                    $
          Trust (REIT) . . . . . . . . . . .            81,896           2,045,762

                                                                      ------------
                                                                         2,274,663
                                                                      ------------
          TOTAL FINANCIALS . . . . . . . . .                           126,580,971
                                                                      ------------
         HEALTH CARE  (12.8%)
         HEALTH CARE EQUIPMENT & SERVICES  (2.2%)
         Becton, Dickinson & Co. . . . . . .            10,728             329,242
         Cardinal Health, Inc. . . . . . . .            31,817           1,883,248
         Caremark Rx, Inc.*. . . . . . . . .            10,390             168,838
         CIGNA Corp. . . . . . . . . . . . .            31,971           1,314,648
         Express Scripts, Inc., Class A*^. .             6,449             309,810
         HCA, Inc.^. . . . . . . . . . . . .            44,299           1,838,409
         HEALTHSOUTH Corp.*^ . . . . . . . .            28,978             121,708
         Quest Diagnostics, Inc.*^ . . . . .            15,628             889,233
         Service Corp. International*. . . .           251,500             834,980
         United Health Group, Inc. . . . . .            23,293           1,944,965
         Wellpoint Health Networks, Inc.*. .            10,921             777,138

                                                                      ------------
                                                                        10,412,219
                                                                      ------------
         PHARMACEUTICALS  (10.6%)
         Abbott Laboratories . . . . . . . .           138,588           5,543,520
         Bristol-Myers Squibb Co.. . . . . .           152,231           3,524,148
         Eli Lilly & Co. . . . . . . . . . .            63,996           4,063,746
         King Pharmaceuticals, Inc.* . . . .            52,481             902,148
         Merck & Co., Inc. . . . . . . . . .           215,428          12,195,379
         Pfizer, Inc.. . . . . . . . . . . .           425,169          12,997,416
         Pharmacia Corp. . . . . . . . . . .            89,171           3,727,348
         Schering-Plough Corp. . . . . . . .           180,610           4,009,542
         Wyeth . . . . . . . . . . . . . . .            82,199           3,074,243

                                                                      ------------
                                                                        50,037,490
                                                                      ------------
          TOTAL HEALTH CARE  . . . . . . . .                            60,449,709
                                                                      ------------
         INDUSTRIALS  (10.2%)
         AEROSPACE & DEFENSE  (2.3%)
         Boeing Co.. . . . . . . . . . . . .           114,641           3,782,007
         Goodrich Corp.. . . . . . . . . . .            21,362             391,352
         Honeywell International, Inc. . . .            62,153           1,491,672
         Northrop Grumman Corp.. . . . . . .             9,610             932,170
         Rockwell Collins, Inc.. . . . . . .            48,300           1,123,458
         United Technologies Corp. . . . . .            49,951           3,093,965

                                                                      ------------
                                                                        10,814,624
                                                                      ------------
         AIRLINES  (0.1%)
         Southwest Airlines Co.. . . . . . .            37,058             515,106
                                                                      ------------
         COMMERCIAL SERVICES & SUPPLIES  (1.1%)
         Avery Dennison Corp.. . . . . . . .            19,255           1,176,095
         Cendant Corp.*. . . . . . . . . . .               847               8,877
         H&R Block, Inc. . . . . . . . . . .            19,472             782,774
         Pitney Bowes, Inc.. . . . . . . . .            10,174             332,283
         Republic Services, Inc.*. . . . . .            17,900             375,542
         Waste Management, Inc.. . . . . . .           114,281           2,619,321

                                                                      ------------
                                                                         5,294,892
                                                                      ------------
         ELECTRICAL EQUIPMENT  (0.6%)
         Emerson Electric Co.. . . . . . . .            49,064           2,494,904
         Rockwell International Corp.. . . .            11,907             246,594

                                                                      ------------
                                                                         2,741,498
                                                                      ------------
         INDUSTRIAL CONGLOMERATES  (4.1%)
         3M Co.. . . . . . . . . . . . . . .            17,238           2,125,445
         General Electric Co.. . . . . . . .           391,673           9,537,238
         Textron, Inc. . . . . . . . . . . .             4,054             174,282
         Tyco International Ltd. . . . . . .           426,527           7,285,081

                                                                      ------------
                                                                        19,122,046
                                                                      ------------
         MACHINERY  (1.0%)
         Dover Corp. . . . . . . . . . . . .            19,455             567,308
         Illinois Tool Works, Inc. . . . . .             6,600             428,076
         Ingersoll-Rand Co., Class A . . . .            55,738           2,400,078
         Parker-Hannifin Corp. . . . . . . .            27,400           1,263,962

                                                                      ------------
                                                                         4,659,424
                                                                      ------------
                                       152


EQ ADVISORS TRUST
EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002
                                                     NUMBER OF             VALUE
                                                      SHARES             (NOTE 1)
------------------------------------------------------------------------------------

         RAILROADS  (1.0%)
         Burlington Northern Santa Fe Corp..            65,244       $
                                                                         1,696,996
         CSX Corp. . . . . . . . . . . . . .             5,821             164,793
         Norfolk Southern Corp.. . . . . . .            38,801             775,632
         Union Pacific Corp. . . . . . . . .            34,159           2,045,099

                                                                      ------------
                                                                         4,682,520
                                                                      ------------
          TOTAL INDUSTRIALS  . . . . . . . .                            47,830,110
                                                                      ------------
         INFORMATION TECHNOLOGY  (7.3%)
         APPLICATION SOFTWARE  (0.0%)
         Symantec Corp.*^. . . . . . . . . .             5,032             203,846
                                                                      ------------
         COMPUTER HARDWARE  (4.2%)
         Dell Computer Corp.*. . . . . . . .               318               8,503
         Hewlett-Packard Co. . . . . . . . .           561,962           9,755,660
         International Business
          Machines Corp. . . . . . . . . . .           111,281           8,624,278
         Sun Microsystems, Inc.* . . . . . .           406,900           1,265,459

                                                                      ------------
                                                                        19,653,900
                                                                      ------------
         COMPUTER STORAGE & PERIPHERALS  (0.0%)
         EMC Corp.*. . . . . . . . . . . . .            12,500              76,750
                                                                      ------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS  (0.9%)
         Agilent Technologies, Inc.* . . . .            18,500             332,260
         Flextronics International Ltd.* . .            21,335             174,734
         Lockheed Martin Corp. . . . . . . .            32,212           1,860,243
         Solectron Corp.*^ . . . . . . . . .           492,765           1,749,316

                                                                      ------------
                                                                         4,116,553
                                                                      ------------
         IT CONSULTING & SERVICES  (0.3%)
         Computer Sciences Corp.*. . . . . .            11,388             392,317
         Electronic Data Systems Corp. . . .            16,441             303,008
         NCR Corp.*. . . . . . . . . . . . .            17,857             423,925
         Sungard Data Systems, Inc.* . . . .             6,713             158,158

                                                                      ------------
                                                                         1,277,408
                                                                      ------------
         OFFICE ELECTRONICS  (0.1%)
         Xerox Corp.^. . . . . . . . . . . .            54,675             440,134
                                                                      ------------
         SEMICONDUCTORS  (0.1%)
         Conexant Systems, Inc.* . . . . . .             2,154               3,468
         LSI Logic Corp.*. . . . . . . . . .           101,500             585,655

                                                                      ------------
                                                                           589,123
                                                                      ------------
         SYSTEMS SOFTWARE  (1.3%)
         BMC Software, Inc.* . . . . . . . .            93,355           1,597,304
         Computer Associates
          International, Inc.^ . . . . . . .           340,145           4,591,957
         Compuware Corp.*. . . . . . . . . .            22,582             108,394

                                                                      ------------
                                                                         6,297,655
                                                                      ------------
         TELECOMMUNICATIONS EQUIPMENT  (0.4%)
         Amdocs Ltd.*. . . . . . . . . . . .            33,054             324,590
         Motorola, Inc.. . . . . . . . . . .           161,300           1,395,245

                                                                      ------------
                                                                         1,719,835
                                                                      ------------
          TOTAL INFORMATION TECHNOLOGY . . .                            34,375,204
                                                                      ------------
         MATERIALS  (3.8%)
         CHEMICALS  (2.1%)
         Dow Chemical Co.. . . . . . . . . .           108,009           3,207,867
         Du Pont (E.I.) de Nemours & Co. . .            97,510           4,134,424
         Eastman Chemical Co.. . . . . . . .            31,824           1,170,169
         Hercules, Inc.* . . . . . . . . . .            15,600             137,280
         PPG Industries, Inc.. . . . . . . .            26,323           1,320,098

                                                                      ------------
                                                                         9,969,838
                                                                      ------------
         CONSTRUCTION MATERIALS  (0.0%)
         Vulcan Materials Co.. . . . . . . .             2,050              76,875
                                                                      ------------
         CONTAINERS & PACKAGING  (0.3%)
         Owens-Illinois, Inc.* . . . . . . .            10,000             145,800
         Sealed Air Corp.*^. . . . . . . . .             9,800             365,540
         Smurfit-Stone Container Corp.*. . .            40,746             627,122

                                                                      ------------
                                                                         1,138,462
                                                                      ------------
                                                    NUMBER OF             VALUE
                                                      SHARES             (NOTE 1)
------------------------------------------------------------------------------------

         METALS & MINING  (0.5%)
                                                                     $
         Alcoa, Inc. . . . . . . . . . . . .            57,700           1,314,406
         Arch Coal, Inc. . . . . . . . . . .            12,239             264,240
         Barrick Gold Corp.. . . . . . . . .            19,997             308,154
         Freeport-McMoran Copper & Gold,
          Inc., Class B*^. . . . . . . . . .            14,900             250,022
         Peabody Energy Corp.^ . . . . . . .             5,400             157,842
         Phelps Dodge Corp.* . . . . . . . .             5,750             181,987

                                                                      ------------
                                                                         2,476,651
                                                                      ------------
         PAPER & FOREST PRODUCTS  (0.9%)
         Boise Cascade Corp. . . . . . . . .             7,300             184,106
         Georgia-Pacific Corp. . . . . . . .            81,926           1,323,924
         Weyerhaeuser Co.. . . . . . . . . .            55,358           2,724,167

                                                                      ------------
                                                                         4,232,197
                                                                      ------------
          TOTAL MATERIALS  . . . . . . . . .                            17,894,023
                                                                      ------------
         TELECOMMUNICATION SERVICES  (4.7%)
         DIVERSIFIED TELECOMMUNICATION SERVICES  (4.4%)
         AT&T Corp^. . . . . . . . . . . . .            63,761           1,664,800
         BellSouth Corp. . . . . . . . . . .           177,082           4,581,111
         CenturyTel, Inc.^ . . . . . . . . .            11,338             333,111
         Qwest Communications International,
          Inc.*. . . . . . . . . . . . . . .            23,316             116,580
         SBC Communications, Inc.. . . . . .           258,657           7,012,191
         Sprint Corp. (FON Group). . . . . .           139,979           2,026,896
         Verizon Communications, Inc.. . . .           132,652           5,140,265

                                                                      ------------
                                                                        20,874,954
                                                                      ------------
         WIRELESS TELECOMMUNICATION SERVICES  (0.3%)
         AT&T Wireless Services, Inc.* . . .           202,611           1,144,752
                                                                      ------------
          TOTAL TELECOMMUNICATION SERVICES .                            22,019,706
                                                                      ------------
         UTILITIES  (3.9%)
         ELECTRIC UTILITIES  (3.5%)
         American Electric Power Co.^. . . .            14,499             396,258
         CenterPoint Energy, Inc.. . . . . .           161,221           1,370,378
         Dominion Resources, Inc.. . . . . .            12,900             708,210
         Duke Energy Corp. . . . . . . . . .            34,200             668,268
         Edison International* . . . . . . .           185,105           2,193,494
         Entergy Corp. . . . . . . . . . . .            46,477           2,118,886
         Exelon Corp.. . . . . . . . . . . .            37,700           1,989,429
         FirstEnergy Corp. . . . . . . . . .            41,438           1,366,211
         FPL Group, Inc. . . . . . . . . . .            15,400             926,002
         PG&E Corp.* . . . . . . . . . . . .           128,500           1,786,150
         PPL Corp. . . . . . . . . . . . . .                70               2,428
         Progress Energy, Inc. . . . . . . .            46,811           2,029,257
         TXU Corp. . . . . . . . . . . . . .            47,391             885,264

                                                                      ------------
                                                                        16,440,235
                                                                      ------------
         GAS UTILITIES  (0.4%)
         NiSource, Inc.^ . . . . . . . . . .            58,100           1,162,000
         Sempra Energy . . . . . . . . . . .            23,334             551,849

                                                                      ------------
                                                                         1,713,849
                                                                      ------------
         MULTI - UTILITIES  (0.0%)
         Dynegy Holdings, Inc., Class A^ . .            93,500             110,330
                                                                      ------------
          TOTAL UTILITIES  . . . . . . . . .                            18,264,414
                                                                      ------------
         TOTAL COMMON STOCKS (97.9%)
          (Cost $557,724,891). . . . . . . .                           460,947,217
                                                                      ------------

         CONVERTIBLE PREFERRED STOCKS:
         CONSUMER DISCRETIONARY  (0.3%)
         AUTOMOBILES  (0.3%)
         Ford Motor Co. Capital Trust II,
          6.50%. . . . . . . . . . . . . . .            22,848             933,341
         General Motors Corp., 5.25% . . . .            24,106             556,848

                                                                      ------------
                                                                         1,490,189
                                                                      ------------
153

EQ ADVISORS TRUST
EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002
                                                    NUMBER OF             VALUE
                                                      SHARES             (NOTE 1)
------------------------------------------------------------------------------------

         INFORMATION TECHNOLOGY  (0.2%)
         OFFICE ELECTRONICS  (0.2%)

                                                                     $
         Xerox Corp., 7.50%(S)(b). . . . . .            13,316             735,709
                                                                      ------------
         MATERIALS  (0.0%)
         CHEMICALS  (0.0%)
         Hercules Trust II, 6.50%. . . . . .             3,500             157,307
                                                                      ------------
         TOTAL CONVERTIBLE PREFERRED
          STOCKS (0.5%)
          (Cost $2,657,475). . . . . . . . .                             2,383,205
                                                                      ------------
                                                    PRINCIPAL
                                                      AMOUNT
                                                    ------------

         CONVERTIBLE BONDS:
         FINANCIALS  (0.0%)
         DIVERSIFIED FINANCIALS  (0.0%)
                                                    $
          Providian Financial Corp.                    130,000
          3.25%, 8/15/05 . . . . . . . . . .                                96,688
                                                                      ------------
         HEALTH CARE  (0.1%)
         PHARMACEUTICALS  (0.1%)

         Elan Finance Corp. Ltd.                       440,000             204,600
          (Zero Coupon), 12/14/18. . . . . .                          ------------
         INDUSTRIALS  (0.1%)
         COMMERCIAL SERVICES & SUPPLIES  (0.1%)

          Service Corp. International                  597,000             532,822
          6.75%, 6/22/08 . . . . . . . . . .                          ------------
                                                    PRINCIPAL             VALUE
                                                      AMOUNT             (NOTE 1)
------------------------------------------------------------------------------------

         MATERIALS  (0.1%)
         METALS & MINING  (0.1%)
          Freeport-McMoran Copper & Gold,
          Inc.
          8.25%, 1/31/06(S)(b) . . . . . . .        $  274,000        $    388,738
          8.25%, 1/31/06 . . . . . . . . . .             3,000               4,256
                                                                      ------------
                                                                           392,994
                                                                      ------------
         TOTAL CONVERTIBLE BONDS (0.3%)
          (Cost $1,063,082). . . . . . . . .                             1,227,104
                                                                      ------------

         SHORT-TERM DEBT SECURITIES:
         REPURCHASE AGREEMENT  (1.6%)
         J.P. Morgan Securities, Inc.

          1.13%, dated 12/31/02, due 1/2/03          7,457,000           7,457,000
           (k) . . . . . . . . . . . . . . .                          ------------
         TIME DEPOSIT  (0.0%)
         J.P. Morgan Chase Nassau,
          0.73%, 1/2/03. . . . . . . . . . .             4,205               4,205
                                                                      ------------
         TOTAL SHORT-TERM DEBT SECURITIES (1.6%)
          (Amortized Cost $7,461,205). . . .                             7,461,205
                                                                      ------------
         TOTAL INVESTMENTS (100.3%)
          (Cost/Amortized Cost
           $568,906,653) . . . . . . . . . .                           472,018,731

         OTHER ASSETS LESS LIABILITIES                                  (1,166,675)
          (-0.3) . . . . . . . . . . . . . .                          ------------
         NET ASSETS (100%) . . . . . . . . .                          $470,852,056
                                                                      ============

* Non-income producing.
^ All, or a portion, of security out on loan (Note 1).
(z) Securities exempt from registration under Rule 144A of the Se-curities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2002, these se-curities amounted to $1,124,447 or 0.24% of net assets.
(b) Illiquid security.
(k) The repurchase agreement is fully collateralized by U.S. Gov-ernment and/or agency obligations based on market prices at the date of the Statement of Assets and Liabilities (See Note 1).
Glossary:
ADR - American Depositary Receipt
REIT - Real Estate Investment Trust

Investment security transactions for the year ended
December 31, 2002 were as follows:
Cost of Purchases:
Stocks and long-term corporate debt securities..$234,709,401
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities...221,766,979

As of December 31, 2002, the gross unrealized
appreciation (depreciation) of investments based
on the aggregate cost of investments for
federal income tax purposes was as follows:
Aggregate gross unrealized appreciation...$ 9,373,651
Aggregate gross unrealized depreciation...(119,995,073)
                                          ------------
Net unrealized depreciation . . . . . .$(110,621,422)
                                         ------------
Federal income tax cost of investments.. $ 582,640,153
                                          ============
At December 31, 2002, the Portfolio had loaned securities with a total value $27,034,518 which was secured by collateral of $27,719,818.

The Portfolio has a net capital loss carryforward of $39,117,420 of which $18,946,302 expires in the year 2008 and $20,171,118 expires in the year 2010.

                         See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2002

                                                  NUMBER OF             VALUE
                                                    SHARES             (NOTE 1)
----------------------------------------------------------------------------------

         COMMON STOCKS:
         AUSTRALIA & NEW ZEALAND (2.9%)
         AUSTRALIA  (2.8%)
                                                                   $
         BHP Billiton Ltd. . . . . . . . .          481,955            2,754,603
         Brambles Industries Ltd.. . . . .          322,600              853,785
         News Corp. Ltd. (ADR)^. . . . . .          247,565            6,498,581
         Rio Tinto Ltd.. . . . . . . . . .           82,870            1,584,249
         streetTRACKS S&P ASX 200 Fund . .           68,601            1,171,240
                                                                    ------------
                                                                      12,862,458
                                                                    ------------
         NEW ZEALAND (0.1%)
         Telecom Corp. of New Zealand(S)(b)         191,662              454,171
                                                                    ------------
          TOTAL AUSTRALIA & NEW ZEALAND  .                            13,316,629
                                                                    ------------

         CANADA (1.5%)
         Abitibi-Consolidated, Inc.^ . . .          171,900            1,319,880
         Canadian National Railway Co. . .           55,900            2,309,528
         National Bank of Canada^. . . . .           76,900            1,572,269
         Suncor Energy, Inc. . . . . . . .          114,276            1,786,693
                                                                    ------------
                                                                       6,988,370
                                                                    ------------

         JAPAN (16.0%)
         Acom Co., Ltd.(b) . . . . . . . .           44,070            1,448,327
         Canon, Inc.^. . . . . . . . . . .          210,000            7,910,171
         East Japan Railway Co.. . . . . .              289            1,434,406
         Fuji Photo Film Co., Ltd.^. . . .          104,000            3,391,590
         Fujitsu Ltd.. . . . . . . . . . .              300                  857
         Honda Motor Co., Ltd.^. . . . . .           87,400            3,233,218
         Japan Tobacco, Inc. . . . . . . .               43              287,705
         Kao Corp. . . . . . . . . . . . .          147,000            3,226,890
         Millea Holdings, Inc.*. . . . . .              312            2,245,285
         Mitsui Marine & Fire Insurance
          Co., Ltd.. . . . . . . . . . . .          105,000              483,104
         Nikko Cordial Corp., Ltd. . . . .          332,000            1,119,070
         Nintendo Ltd. . . . . . . . . . .           25,800            2,411,073
         Nippon Television Network Corp. .            2,480              369,900
         Nomura ETF - TOPIX Exchange Traded
          Fund . . . . . . . . . . . . . .          598,200            4,264,576
         NTT DoCoMo, Inc.(b)^. . . . . . .            6,230           11,497,177
         Olympus Optical Co., Ltd.^. . . .          152,000            2,477,189
         Orix Corp(b)^ . . . . . . . . . .           24,300            1,566,487
         Rohm Co., Ltd.. . . . . . . . . .           15,800            2,011,780
         Sankyo Co., Ltd.. . . . . . . . .              100                1,255
         Secom Co. . . . . . . . . . . . .           50,500            1,731,988
         Sharp Corp. . . . . . . . . . . .              200                1,899
         Sony Corp.^ . . . . . . . . . . .           69,300            2,896,503
         Sumitomo Corp.. . . . . . . . . .              800                3,438
         Takeda Chemical Industries Ltd. .           30,700            1,283,155
         Tokyo Gas Co., Ltd.^. . . . . . .        1,018,000            3,191,169
         Toppan Printing . . . . . . . . .          127,000              955,684
         Toyota Motor Corp.^ . . . . . . .          432,400           11,623,460

         Yamanouchi Pharmaceutical                   62,000            1,797,253
          Co., Ltd.. . . . . . . . . . . .                          ------------
                                                                      72,864,609
                                                                    ------------

         LATIN AMERICA (4.5%)
         BERMUDA (1.2%)
         Ace, Ltd. . . . . . . . . . . . .           62,700            1,839,618
         XL Capital Ltd., Class A. . . . .           46,400            3,584,400
                                                                    ------------
                                                                       5,424,018
                                                                    ------------
         BRAZIL  (1.5%)
         Companhia de Bebidas das
          Americas (ADR)^. . . . . . . . .           90,997            1,415,913
         Companhia Vale do Rio
          Doce (Preference ADR). . . . . .           36,100              992,750
         Companhia Vale do Rio
          Doce (ADR)*. . . . . . . . . . .           53,900            1,558,249

         Petroleo Brasileiro Petrobyes              192,519            2,876,234
          S.A. (ADR)^. . . . . . . . . . .                          ------------
                                                                       6,843,146
                                                                    ------------
                                                  NUMBER OF             VALUE
                                                    SHARES             (NOTE 1)
----------------------------------------------------------------------------------

         MEXICO  (1.8%)
                                                                   $
         Cemex S.A. (ADR)^ . . . . . . . .           94,819            2,039,557
         Fomento Economico Mexicano S.A. de
          C.V. (ADR) . . . . . . . . . . .           46,500            1,693,530

         Telefonos de Mexico S.A.,                  143,730            4,596,485
          Class L (ADR). . . . . . . . . .                          ------------
                                                                       8,329,572
                                                                    ------------
          TOTAL LATIN AMERICA  . . . . . .                            20,596,736
                                                                    ------------
         OTHER EUROPEAN COUNTRIES (38.4%)
         FRANCE (14.8%)
         Accor S.A.. . . . . . . . . . . .           75,255            2,279,138
         BNP Paribas S.A.. . . . . . . . .          116,436            4,744,535
         Bouygues S.A. . . . . . . . . . .          156,911            4,383,293
         Compagnie de Saint-Gobain . . . .           55,890            1,639,873
         DJ Euro Stoxx 50. . . . . . . . .          286,376            7,158,423
         Havas Advertising^. . . . . . . .          185,853              721,623
         Lafarge S.A.. . . . . . . . . . .           45,022            3,392,253
         Peugeot S.A.. . . . . . . . . . .           28,160            1,148,351
         Sanofi-Synthelabo S.A.. . . . . .          175,451           10,724,839
         Societe Generale, Class A . . . .           52,751            3,072,293
         Societe Television Francaise. . .           83,743            2,237,412
         TotalFinaElf S.A. . . . . . . . .          148,790           21,250,584
         Vivendi Environnement . . . . . .          201,794            4,705,343
                                                                    ------------
                                                                      67,457,960
                                                                    ------------
         GERMANY  (3.1%)
         BASF AG . . . . . . . . . . . . .          140,073            5,277,010
         Bayerische Motoren Werke
          (BMW) AG^. . . . . . . . . . . .          109,699            3,332,654
         Deutsche Post AG (b)^ . . . . . .          179,083            1,881,167
         Muenchener
          Rueckversicherungs-Gesellschaft
          AG (Registered). . . . . . . . .           23,117            2,763,085
         SAP AG. . . . . . . . . . . . . .            8,100              634,957
                                                                    ------------
                                                                      13,888,873
                                                                    ------------
         IRELAND  (2.3%)
         Allied Irish Banks plc. . . . . .          253,223            3,417,300
         CRH plc . . . . . . . . . . . . .          215,516            2,657,397
         iShares PLC-I FTSE 100. . . . . .          699,105            4,456,912
                                                                    ------------
                                                                      10,531,609
                                                                    ------------
         ITALY  (1.6%)
         ENI S.p.A.. . . . . . . . . . . .           37,200              591,418
         Mediaset S.p.A. . . . . . . . . .          387,500            2,952,210
         Telecom Italia Mobile S.p.A.^ . .          609,150            2,780,690
         Telecom Italia S.p.A. (RNC)^. . .          196,800              993,366
                                                                    ------------
                                                                       7,317,684
                                                                    ------------
         NETHERLANDS  (4.2%)
         Akzo Nobel N.V. . . . . . . . . .           81,502            2,585,505
         Reed Elsevier N.V.. . . . . . . .           56,400              689,515
         Gucci Group N.V. (N.Y. shares)^ .           42,123            3,858,467
         ING Groep N.V.. . . . . . . . . .          540,684            9,157,692
         Koninklijke Royal Philips
          Electronics N.V. . . . . . . . .           74,300            1,302,100
         TPG N.V.. . . . . . . . . . . . .          102,733            1,665,626
                                                                    ------------
                                                                      19,258,905
                                                                    ------------
         PORTUGAL  (0.4%)

         Portugal Telecom, SGPS                     253,626            1,743,308
          S.A. (Registered). . . . . . . .                          ------------
         SPAIN (2.1%)
         Altadis S.A. (Registered) . . . .           92,923            2,119,931
         Iberdrola S.A.^ . . . . . . . . .          248,441            3,480,515
         Telefonica S.A.*. . . . . . . . .          420,436            3,763,466
                                                                    ------------
                                                                       9,363,912
                                                                    ------------
155


EQ ADVISORS TRUST
EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002
                                                 NUMBER OF             VALUE
                                                    SHARES             (NOTE 1)
----------------------------------------------------------------------------------

         SWITZERLAND  (9.9%)
                                                                   $
         CIBA Specialty Chemicals. . . . .           45,788            3,192,278
         Compagnie Financiere Richemont AG,
          Class A. . . . . . . . . . . . .          100,281            1,871,158
         Holcim Ltd., Class B. . . . . . .           15,542            2,821,322
         Julius Baer Holding Ltd.. . . . .            6,657            1,444,348
         Nestle S.A. (Registered). . . . .           69,587           14,745,781
         Novartis AG (Registered). . . . .          306,283           11,175,221
         Swatch Group AG (Registered). . .           37,280              630,905
         Swatch Group AG, Class B. . . . .           18,910            1,572,756
         Synthes-Stratec, Inc. . . . . . .            1,806            1,107,607
         UBS AG (Registered)*. . . . . . .          104,246            5,066,414
         XMTCH on SMI. . . . . . . . . . .           40,701            1,349,341
                                                                    ------------
                                                                      44,977,131
                                                                    ------------
          TOTAL OTHER EUROPEAN COUNTRIES .                           174,539,382
                                                                    ------------
         SCANDINAVIA (4.8%)
         DENMARK  (0.9%)
         Danske Bank A/S . . . . . . . . .          256,902            4,246,374
                                                                    ------------
         FINLAND  (1.7%)
         Nokia OYJ . . . . . . . . . . . .          458,900            7,295,746
         TietoEnator OYJ(b). . . . . . . .           42,521              580,077
                                                                    ------------
                                                                       7,875,823
                                                                    ------------
         SWEDEN  (2.2%)
         Investor AB, Class B^ . . . . . .          474,099            2,829,370
         Sandvik AB^ . . . . . . . . . . .           89,227            1,991,743
         Svenska Handelsbanken AB,
          Class A^ . . . . . . . . . . . .          168,484            2,243,024
         Telefonaktiebolaget LM Ericsson*.        4,016,206            2,811,662
                                                                    ------------
                                                                       9,875,799
                                                                    ------------
          TOTAL SCANDINAVIA  . . . . . . .                            21,997,996
                                                                    ------------
         SOUTHEAST ASIA (9.0%)
         HONG KONG  (1.3%)
         Cheung Kong (Holdings) Ltd. . . .          442,400            2,879,027
         Hong Kong Electric Holdings Ltd..          613,000            2,318,873
         Tracker Fund of Hong Kong . . . .          406,000              489,382
                                                                    ------------
                                                                       5,687,282
                                                                    ------------
         KOREA (6.4%)
         Kookmin Bank (ADR)* . . . . . . .           15,800              558,530
         Korea Electric Power Corp.. . . .           36,200              557,017
         Korea Electric Power Corp. (ADR)^          354,200            3,010,700

         Korea Tobacco & Ginseng
          Corp. (GDR)(S)(b). . . . . . . .          112,700              749,455
         KT Corp.. . . . . . . . . . . . .           10,970              468,934
         KT Corp. (ADR)^ . . . . . . . . .          268,700            5,790,485
         Posco (ADR)^. . . . . . . . . . .           75,157            1,858,633
         Samsung Electronics Co.,
          Ltd. (Foreign) . . . . . . . . .           48,192           12,758,558
         SK Telecom Co., Ltd.. . . . . . .            7,530            1,453,876
         SK Telecom Co., Ltd. (ADR)^ . . .           83,500            1,782,725
                                                                    ------------
                                                                      28,988,913
                                                                    ------------
         SINGAPORE  (1.3%)
         DBS Group Holdings Ltd. . . . . .          188,031            1,192,471
         Haw Par Corp. Ltd.. . . . . . . .           11,365               21,361
         Overseas-Chinese Banking Corp.. .          310,095            1,725,233
         Singapore Press Holdings Ltd. . .          122,000            1,280,138
         United Overseas Bank Ltd. . . . .          278,000            1,891,266
                                                                    ------------
                                                                       6,110,469
                                                                    ------------
          TOTAL SOUTHEAST ASIA . . . . . .                            40,786,664
                                                                    ------------
         SOUTHERN CENTRAL ASIA (0.5%)
         INDIA  (0.1%)
         Infosys Technologies Ltd. . . . .            5,135              510,946
                                                                    ------------
                                                  NUMBER OF             VALUE
                                                    SHARES             (NOTE 1)
----------------------------------------------------------------------------------

         ISRAEL  (0.4%)

                                                                   $
         Teva Pharmaceutical Industries              40,000            1,544,400
          Ltd. (ADR) . . . . . . . . . . .                          ------------
          TOTAL SOUTHERN CENTRAL ASIA  . .                             2,055,346
                                                                    ------------
         AFRICA (0.8%)
         SOUTH AFRICA  (0.8%)
         SABMiller plc(b). . . . . . . . .          491,560            3,493,846
                                                                    ------------
         UNITED KINGDOM (20.5%)
         AstraZeneca plc . . . . . . . . .          380,468           13,597,768
         BAE SYSTEMS plc . . . . . . . . .          271,581              542,148
         Barclays Bank plc . . . . . . . .          131,509              815,103
         BHP Billiton plc. . . . . . . . .          344,922            1,842,164
         Brambles Industries plc . . . . .          445,088            1,089,146
         British American Tobacco plc. . .          279,677            2,793,798
         Cadbury Schweppes plc . . . . . .          279,760            1,742,983
         Carlton Communications plc. . . .          257,300              556,097
         Diageo plc. . . . . . . . . . . .          364,707            3,963,185
         Dixons Group plc. . . . . . . . .          317,300              740,687
         GlaxoSmithKline plc . . . . . . .          414,707            7,958,187
         Hilton Group plc. . . . . . . . .          548,500            1,474,652
         HSBC Holdings plc (Hong Kong
          Registered). . . . . . . . . . .          553,528            6,117,538
         HSBC Holdings plc*. . . . . . . .          139,000            1,519,510
         Reckitt Benckiser plc . . . . . .          182,907            3,548,247
         Reed Elsevier plc*. . . . . . . .          227,000            1,944,169
         Rio Tinto plc . . . . . . . . . .           54,076            1,079,500
         Royal Bank of Scotland Group plc.           74,440            1,783,224
         Scottish Power plc. . . . . . . .          603,246            3,520,457
         Shell Transport & Trading Co. plc        1,891,831           12,456,676
         Tesco plc . . . . . . . . . . . .        1,402,096            4,379,011
         Vodafone Group plc. . . . . . . .        8,705,729           15,872,300
         WPP Group plc . . . . . . . . . .          522,044            3,987,860
                                                                    ------------
          TOTAL UNITED KINGDOM . . . . . .                            93,324,410
                                                                    ------------
         TOTAL COMMON STOCKS (98.9%)
          (Cost $515,885,990). . . . . . .                           449,963,988
                                                                    ------------
                                                  PRINCIPAL
                                                    AMOUNT
                                                  ------------
         SHORT-TERM DEBT SECURITIES:
         REPURCHASE AGREEMENT (1.5%)
         J.P. Morgan Securities, Inc. (k)
          1.13%, dated 12/31/02,
          due 01/02/03 . . . . . . . . . .        $                    6,798,000
                                                  6,798,000         ------------
         TIME DEPOSIT (0.0%)
         J.P. Morgan Chase Nassau,
          0.73%, 01/02/03. . . . . . . . .           24,994               24,994
                                                                    ------------
         TOTAL SHORT-TERM DEBT SECURITIES (1.5%)
          (Amortized Cost $6,822,994). . .                             6,822,994
                                                                    ------------
         TOTAL INVESTMENTS (100.4%)
          (Cost/Amortized Cost $522,708,984)                         456,786,982

         OTHER ASSETS LESS LIABILITIES                                (1,943,934)
          (-0.4%). . . . . . . . . . . . .                          ------------
         NET ASSETS (100%) . . . . . . . .                          $454,843,048
                                                                    ============

EQ ADVISORS TRUST
EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2002
--------------------------------------------------------------------------------

* Non-income producing.
^ All, or a portion, of security out on loan (Note 1).
(S)Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2002, these securities amounted to $1,203,626 or 0.26% of net assets.
(b) Illiquid security.
(k)The repurchase agreements are fully collateralized by U.S.
  Government and/or agency obligations based on market prices at the date of the Statement of Assets and Liabilities
  (See Note 1).
  Glossary:
  ADR-- American Depositary Receipt
  GDR-- Global Depositary Receipt
  RNC-- Risparmio Non-Convertible Savings Shares


--------------------------------------------------------------------------------
MARKET SECTOR DIVERSIFICATION
As a Percentage of Total Equity Investments


Consumer Discrectionary. . . . . . . . .     13.9%
Consumer Staples . . . . . . . . . . . .     10.2
Energy . . . . . . . . . . . . . . . . .      8.7
Financials . . . . . . . . . . . . . . .     20.1
Health Care. . . . . . . . . . . . . . .     11.4
Industrials. . . . . . . . . . . . . . .      3.6
Information Technology . . . . . . . . .      8.0
Materials. . . . . . . . . . . . . . . .      8.1
Telecommunications Services. . . . . . .     11.4
Utilities. . . . . . . . . . . . . . . .      4.6
                                            -----
                                            100.0%
                                            =====

--------------------------------------------------------------------------------
Investment security transactions for the year ended December 31, 2002 were as follows:




COST OF PURCHASES:
Stocks and long-term
 corporate debt
 securities  . . . . .                $     392,065,174
NET PROCEEDS OF SALES
 AND REDEMPTIONS:
Stocks and long-term
 corporate debt
 securities  . . . . .                      219,491,927
As of December 31, 2002, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:


Aggregate gross
 unrealized
 appreciation. . . . .                $       8,656,931
Aggregate gross
 unrealized
 depreciation. . . . .                      (86,866,826)
                                      -----------------
Net unrealized
 depreciation  . . . .                $    (78,209,895)
                                      =================
Federal income tax cost
 of investments. . . .                $     534,996,877
                                      =================


At December 31, 2002, the Portfolio had loaned securities with a total value $50,620,568 which was secured by collateral of $52,889,000.

The Portfolio has a net capital loss carryforward of $143,279,396 of which $13,090,911 expires in the year 2008, $67,424,372 expires in the year 2009 and $62,764,113 expires in the year 2010.

Included in the capital loss carryforward amounts at December 31, 2002 are $42,956,563 of losses acquired from EQ/T. Rowe Price International Portfolio as a result of the reorganizations as discussed in Note 8. Certain capital loss carryforwards may be subject to limitations on use persuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible not all of these capital losses will be available for use.
                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/PUTNAM VOYAGER PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2002

                                                     NUMBER OF           VALUE
                                                      SHARES            (NOTE 1)
-----------------------------------------------------------------------------------

         COMMON STOCKS:
         CONSUMER DISCRETIONARY  (16.1%)
         APPAREL RETAIL  (1.2%)
                                                                     $
         Chico's FAS, Inc.*^. . . . . . . . .            9,300             175,863
         Limited Brands, Inc. . . . . . . . .           17,100             238,203
         TJX Cos., Inc. . . . . . . . . . . .           96,841           1,890,336

                                                                      ------------
                                                                         2,304,402
                                                                      ------------
         AUTO COMPONENTS  (0.6%)
         Advance Auto Parts, Inc.*. . . . . .            6,300             308,070
         AutoZone, Inc.*. . . . . . . . . . .           10,411             735,537
         Lear Corp.*^ . . . . . . . . . . . .            5,529             184,005

                                                                      ------------
                                                                         1,227,612
                                                                      ------------
         AUTOMOBILES  (0.2%)
         General Motors Corp. . . . . . . . .            8,300             305,938
                                                                      ------------
         CASINOS & GAMING  (0.6%)
         Gtech Holdings Corp.*. . . . . . . .           11,100             309,246
         Harrah's Entertainment, Inc.*. . . .           24,600             974,160

                                                                      ------------
                                                                         1,283,406
                                                                      ------------
         DEPARTMENT STORES  (1.0%)
         Federated Department Stores, Inc.* .            5,600             161,056
         J.C. Penney, Inc.. . . . . . . . . .           18,200             418,782
         Kohl's Corp.*. . . . . . . . . . . .           24,200           1,353,990

                                                                      ------------
                                                                         1,933,828
                                                                      ------------
         GENERAL MERCHANDISE STORES  (3.5%)
         Family Dollar Stores, Inc. . . . . .           11,500             358,915
         Target Corp. . . . . . . . . . . . .           30,100             903,000
         Wal-Mart Stores, Inc.. . . . . . . .          114,705           5,793,750

                                                                      ------------
                                                                         7,055,665
                                                                      ------------
         HOME IMPROVEMENT RETAIL  (1.8%)
         Home Depot, Inc. . . . . . . . . . .           33,757             808,818
         Lowe's Cos., Inc.. . . . . . . . . .           71,638           2,686,425

                                                                      ------------
                                                                         3,495,243
                                                                      ------------
         HOTELS  (0.3%)
         Four Seasons Hotels, Inc.. . . . . .            3,750             105,937
         Marriot International, Inc., Class A            4,900             161,063
         Royal Caribbean Cruises Ltd.^. . . .           21,284             355,443

                                                                      ------------
                                                                           622,443
                                                                      ------------
         HOUSEHOLD DURABLES  (1.0%)
         Black & Decker Corp. . . . . . . . .            5,800             248,762
         Fortune Brands, Inc. . . . . . . . .            5,000             232,550
         KB Home. . . . . . . . . . . . . . .            3,800             162,830
         Lennar Corp.^. . . . . . . . . . . .            7,300             376,680
         Newell Rubbermaid, Inc.. . . . . . .           12,600             382,158
         Pier 1 Imports, Inc. . . . . . . . .           16,000             302,880
         Whirlpool Corp.. . . . . . . . . . .            6,600             344,652

                                                                      ------------
                                                                         2,050,512
                                                                      ------------
         INTERNET RETAIL  (0.1%)
         Hotels.com, Class A*^. . . . . . . .            2,800             152,964
                                                                      ------------
         LEISURE FACILITIES  (0.1%)
         International Game Technology* . . .            3,900             296,088

                                                                      ------------
         LEISURE PRODUCTS  (0.1%)
         Mattel, Inc. . . . . . . . . . . . .            7,700             147,455
                                                                      ------------
         MEDIA  (2.7%)
         AOL Time Warner, Inc.* . . . . . . .           87,000           1,139,700
         Clear Channel
          Communications, Inc.* . . . . . . .           10,300             384,087
         Comcast Corp., Class A*. . . . . . .            7,805             183,964
         EchoStar Communications Corp., Class
          A*^ . . . . . . . . . . . . . . . .           27,300             607,698
         Fox Entertainment Group, Inc.,
          Class A*. . . . . . . . . . . . . .           18,800             487,484
         Interpublic Group Cos., Inc. . . . .           16,149             227,378
         Lamar Advertising Co.*^. . . . . . .           10,200             343,230
         McGraw-Hill Cos., Inc. . . . . . . .            5,600             338,464
         Viacom, Inc., Class B* . . . . . . .           34,586           1,409,725
                                                     NUMBER OF           VALUE
                                                      SHARES            (NOTE 1)
-----------------------------------------------------------------------------------

                                                                     $
         Washington Post Co. (The), Class B .              200             147,600
         Westwood One, Inc.*^ . . . . . . . .            4,800             179,328

                                                                      ------------
                                                                         5,448,658
                                                                      ------------
         RESTAURANTS  (1.1%)
         Darden Restaurants, Inc. . . . . . .           19,800             404,910
         Krispy Kreme Doughnuts, Inc.*^ . . .            7,600             256,652
         Starbucks Corp.* . . . . . . . . . .           36,700             747,946
         Yum! Brands, Inc.* . . . . . . . . .           31,094             753,097

                                                                      ------------
                                                                         2,162,605
                                                                      ------------
         SPECIALTY STORES  (1.3%)
         American Greetings Corp.,
              Class A^. . . . . . . . . . . .           18,500             292,300
         Bed Bath & Beyond, Inc.* . . . . . .           22,400             773,472
         Michaels Stores, Inc.* . . . . . . .           13,300             416,290
         Office Depot, Inc.*. . . . . . . . .           25,000             369,000
         Staples, Inc.* . . . . . . . . . . .           21,000             384,300
         Williams-Sonoma, Inc.* . . . . . . .           14,400             390,960

                                                                      ------------
                                                                         2,626,322
                                                                      ------------
         TEXTILES & APPAREL  (0.5%)
         Liz Claiborne, Inc.. . . . . . . . .            8,000             237,200
         Reebok International Ltd.* . . . . .           27,800             817,320

                                                                      ------------
                                                                         1,054,520
                                                                      ------------
          TOTAL CONSUMER DISCRETIONARY  . . .                           32,167,661
                                                                      ------------
         CONSUMER STAPLES  (8.3%)
         BEVERAGES  (3.7%)
         Anheuser-Busch Cos., Inc.. . . . . .           17,365             840,466
         Coca-Cola Co.. . . . . . . . . . . .           30,825           1,350,752
         Coca-Cola Enterprises, Inc.. . . . .           25,900             562,548
         Pepsi Bottling Group, Inc. . . . . .           45,712           1,174,798
         PepsiCo, Inc.. . . . . . . . . . . .           80,259           3,388,535

                                                                      ------------
                                                                         7,317,099
                                                                      ------------
         DRUG RETAIL  (0.3%)
         Walgreen Co. . . . . . . . . . . . .           20,400             595,476
                                                                      ------------
         FOOD DISTRIBUTORS  (0.2%)
         SYSCO Corp.. . . . . . . . . . . . .           10,700             318,753
                                                                      ------------
         FOOD PRODUCTS  (1.8%)
         Dole Foods Co. . . . . . . . . . . .            5,200             169,416
         Kraft Foods, Inc., Class A . . . . .           28,300           1,101,719
         McCormick & Co., Inc. (Non- Voting).            4,000              92,800

         Philip Morris Cos., Inc. . . . . . .           57,024           2,311,183

                                                                      ------------
                                                                         3,675,118
                                                                      ------------
         FOOD RETAIL  (0.5%)
         Kroger Co.*. . . . . . . . . . . . .           36,900             570,105
         Whole Foods Market, Inc.*. . . . . .            6,581             347,016

                                                                      ------------
                                                                           917,121
                                                                      ------------
         HOUSEHOLD PRODUCTS  (1.8%)
         Dial Corp. (The) . . . . . . . . . .           11,500             234,255
         Procter & Gamble Co. . . . . . . . .           39,700           3,411,818

                                                                      ------------
                                                                         3,646,073
                                                                      ------------
          TOTAL CONSUMER STAPLES  . . . . . .                           16,469,640
                                                                      ------------
         ENERGY  (2.4%)
         INTEGRATED OIL & GAS  (1.2%)
         ConocoPhillips . . . . . . . . . . .           11,813             571,631
         Exxon Mobil Corp.. . . . . . . . . .           36,500           1,275,310
         Occidental Petroleum Corp. . . . . .           17,000             483,650

                                                                      ------------
                                                                         2,330,591
                                                                      ------------
         OIL & GAS DRILLING  (0.3%)
         GlobalSantaFe Corp.  . . . . . . . .           11,553             280,969
         Noble Corp.* . . . . . . . . . . . .            8,438             296,596

                                                                      ------------
                                                                           577,565
                                                                      ------------
         OIL & GAS EQUIPMENT & SERVICES  (0.5%)
         BJ Services Co.* . . . . . . . . . .           18,844             608,849
         Cooper Cameron Corp.*^ . . . . . . .            8,900             443,398

                                                                      ------------
                                                                         1,052,247
                                                                      ------------
158


EQ ADVISORS TRUST
EQ/PUTNAM VOYAGER PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002
                                                    NUMBER OF           VALUE
                                                      SHARES           (NOTE 1)
-----------------------------------------------------------------------------------

         OIL & GAS EXPLORATION & PRODUCTION  (0.4%)
                                                                     $
         Burlington Resources, Inc. . . . . .            7,900             336,935
         Unocal Corp. . . . . . . . . . . . .           15,100             461,758

                                                                      ------------
                                                                           798,693
                                                                      ------------
          TOTAL ENERGY  . . . . . . . . . . .                            4,759,096
                                                                      ------------
         FINANCIALS  (12.1%)
         BANKS  (3.6%)
         Bank of America Corp.. . . . . . . .            7,500             521,775
         Bank One Corp. . . . . . . . . . . .            7,000             255,850
         Commerce Bancorp, Inc.^. . . . . . .            7,400             319,606
         Fifth Third Bancorp. . . . . . . . .            9,900             579,645
         Golden West Financial Corp.. . . . .            7,000             502,670
         Investors Financial Services Corp.^.            8,200             224,598
         National City Corp.. . . . . . . . .           28,300             773,156
         SouthTrust Corp. . . . . . . . . . .            9,700             241,045
         SunTrust Banks, Inc. . . . . . . . .           12,000             683,040
         TCF Financial Corp.. . . . . . . . .            2,300             100,487
         U.S. Bancorp . . . . . . . . . . . .           51,700           1,097,074
         Washington Mutual, Inc.. . . . . . .            9,000             310,770
         Wells Fargo & Co.. . . . . . . . . .           27,400           1,284,238
         Zions Bancorp. . . . . . . . . . . .            8,500             334,466

                                                                      ------------
                                                                         7,228,420
                                                                      ------------
         DIVERSIFIED FINANCIALS  (5.6%)
         Capital One Financial Corp.. . . . .           26,029             773,582
         Citigroup, Inc.. . . . . . . . . . .           86,500           3,043,935
         Countrywide Financial Corp.. . . . .            3,000             154,950
         Doral Financial Corp.. . . . . . . .           10,300             294,580
         Fannie Mae . . . . . . . . . . . . .           54,200           3,486,686
         Federated Investors, Inc., Class B .            6,300             159,831
         Freddie Mac. . . . . . . . . . . . .            9,286             548,338
         Greenpoint Financial Corp. . . . . .            9,300             420,174
         Investment Technology Group, Inc.*              4,350              97,266
         MBNA Corp. . . . . . . . . . . . . .           63,500           1,207,770
         SLM Corp.. . . . . . . . . . . . . .            2,541             263,908
         State Street Corp. . . . . . . . . .            9,000             351,000
         Waddell & Reed Financial, Inc.,
          Class A . . . . . . . . . . . . . .           13,500             265,545

                                                                      ------------
                                                                        11,067,565
                                                                      ------------
         INSURANCE  (2.2%)
         American International Group, Inc. .           61,285           3,545,337
         Fidelity National Financial, Inc.. .           17,100             561,393
         Radian Group, Inc. . . . . . . . . .            7,000             260,050
         Travelers Property Casualty Corp.,
          Class B*. . . . . . . . . . . . . .            6,113              89,556

                                                                      ------------
                                                                         4,456,336
                                                                      ------------
         INVESTMENT COMPANIES  (0.6%)
         Nasdaq 100 - Index Tracking Stock*^             9,632             234,732
         S&P 500 Depositary Receipts^ . . . .           10,829             955,443

                                                                      ------------
                                                                         1,190,175
                                                                      ------------
         REAL ESTATE  (0.1%)
         Annaly Mortgage Management, Inc.^. .           15,200             285,760
                                                                      ------------
          TOTAL FINANCIALS  . . . . . . . . .                           24,228,256
                                                                      ------------
         HEALTH CARE  (25.1%)
         BIOTECHNOLOGY  (2.8%)
         Amgen, Inc.* . . . . . . . . . . . .           73,318           3,544,192
         Cephalon, Inc.*^ . . . . . . . . . .            7,700             374,744
         Charles River Laboratories
          International, Inc.*^ . . . . . . .           10,500             404,040
         Genzyme Corp. - General Division*^ .           11,100             328,227

         Gilead Sciences, Inc.* . . . . . . .           16,164             549,576
         IDEC Pharmaceuticals Corp.*. . . . .           14,501             480,998

                                                                      ------------
                                                                         5,681,777
                                                                      ------------
         HEALTH CARE EQUIPMENT & SERVICES  (7.2%)
         AdvancePCS*. . . . . . . . . . . . .            7,500             166,575
                                                     NUMBER OF           VALUE
                                                      SHARES            (NOTE 1)
-----------------------------------------------------------------------------------

                                                                     $
         AmerisourceBergen Corp.^ . . . . . .           18,900           1,026,459
         Anthem, Inc.*. . . . . . . . . . . .            5,000             314,500
         Apogent Technologies, Inc.*. . . . .           10,600             220,480
         Boston Scientific Corp.* . . . . . .           12,300             522,996
         Cardinal Health, Inc.. . . . . . . .           20,400           1,207,476
         Caremark Rx, Inc.* . . . . . . . . .           34,455             559,894
         Coventry Health Care, Inc.*. . . . .            2,300              66,769
         Cytyc Corp.* . . . . . . . . . . . .           11,400             116,280
         Express Scripts, Inc., Class A*. . .           12,107             581,620
         Guidant Corp.* . . . . . . . . . . .           14,706             453,680
         HCA, Inc.^ . . . . . . . . . . . . .            9,600             398,400
         Health Management Associates, Inc.,
          Class A*. . . . . . . . . . . . . .           16,000             286,400
         Health Net, Inc.*. . . . . . . . . .            7,900             208,560
         Idexx Laboratories, Inc.*. . . . . .            1,050              34,493
         Medtronic, Inc.. . . . . . . . . . .           52,058           2,373,845
         Oxford Health Plans,  Inc.*. . . . .           13,300             484,785
         Quest Diagnostics, Inc.* . . . . . .            6,800             386,920
         St. Jude Medical, Inc.*. . . . . . .            6,500             258,180
         Steris Corp.*. . . . . . . . . . . .            5,300             128,525
         Stryker Corp.* . . . . . . . . . . .            4,100             275,192
         Triad Hospitals, Inc.*^. . . . . . .            4,700             140,201
         United Health Group, Inc.. . . . . .           20,849           1,740,891
         Universal Health Services, Inc.,
          Class B*. . . . . . . . . . . . . .            8,200             369,820
         Varian Medical Systems, Inc.*. . . .            4,300             213,280
         WellChoice, Inc.*. . . . . . . . . .              180               4,311
         Wellpoint Health Networks, Inc.* . .           21,150           1,505,034
         Zimmer Holdings, Inc.* . . . . . . .            6,943             288,273

                                                                      ------------
                                                                        14,333,839
                                                                      ------------
         PHARMACEUTICALS  (15.1%)
         Abbott Laboratories. . . . . . . . .           61,714           2,468,560
         Allergan, Inc. . . . . . . . . . . .           17,550           1,011,231
         Barr Laboratories, Inc.* . . . . . .            3,200             208,288
         Bristol-Myers Squibb Co. . . . . . .            8,000             185,200
         Eli Lilly & Co.. . . . . . . . . . .           11,300             717,550
         Forest Laboratories, Inc.* . . . . .            9,500             933,090
         Johnson & Johnson. . . . . . . . . .          132,661           7,125,222
         King Pharmaceuticals, Inc.*. . . . .           19,000             326,610
         MedImmune, Inc.* . . . . . . . . . .           14,403             391,330
         Merck & Co., Inc.. . . . . . . . . .           63,650           3,603,226
         Mylan Laboratories, Inc. . . . . . .            8,400             293,160
         Pfizer, Inc. . . . . . . . . . . . .          222,384           6,798,279
         Pharmacia Corp.. . . . . . . . . . .           88,200           3,686,760
         Schering-Plough Corp.. . . . . . . .            8,400             186,480
         Shire Pharmaceuticals Group
          plc (ADR)*^ . . . . . . . . . . . .           11,835             223,563
         Teva Pharmaceutical Industries
          Ltd. (ADR). . . . . . . . . . . . .            3,800             146,718
         Wyeth. . . . . . . . . . . . . . . .           45,900           1,716,660

                                                                      ------------
                                                                        30,021,927
                                                                      ------------
          TOTAL HEALTH CARE . . . . . . . . .                           50,037,543
                                                                      ------------
         INDUSTRIALS  (8.0%)
         AEROSPACE & DEFENSE  (0.2%)
         United Technologies Corp.. . . . . .            6,900             427,386
                                                                      ------------
         AIRLINES  (0.1%)
         Southwest Airlines Co. . . . . . . .           16,500             229,350
                                                                      ------------
         COMMERCIAL SERVICES & SUPPLIES  (1.5%)
         Apollo Group, Inc., Class A* . . . .            8,200             360,800
         Automatic Data Processing, Inc.. . .           10,890             427,432
         Career Education Corp.*. . . . . . .            8,600             344,000
         Cintas Corp.^. . . . . . . . . . . .            8,000             366,000
         Equifax, Inc.. . . . . . . . . . . .            8,000             185,120
         H&R Block, Inc.. . . . . . . . . . .            6,200             249,240
         Paychex, Inc.. . . . . . . . . . . .           13,500             376,650
         Pitney Bowes, Inc. . . . . . . . . .            6,550             213,923

159


EQ ADVISORS TRUST
EQ/PUTNAM VOYAGER PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002
                                                     NUMBER OF           VALUE
                                                      SHARES            (NOTE 1)
-----------------------------------------------------------------------------------


                                                                     $
         SEI Corp.. . . . . . . . . . . . . .           13,800             375,912
                                                                      ------------
                                                                         2,899,077
                                                                      ------------
         INDUSTRIAL CONGLOMERATES  (5.5%)
         3M Co. . . . . . . . . . . . . . . .           20,800           2,564,640
         General Electric Co. . . . . . . . .          320,628           7,807,292
         Tyco International Ltd.. . . . . . .           32,200             549,976

                                                                      ------------
                                                                        10,921,908
                                                                      ------------
         MACHINERY  (0.6%)
         Deere & Co.. . . . . . . . . . . . .            4,400             201,740
         Dover Corp.. . . . . . . . . . . . .           13,200             384,912
         Illinois Tool Works, Inc.. . . . . .            4,200             272,412
         Parker-Hannifin Corp.. . . . . . . .            6,650             306,765

                                                                      ------------
                                                                         1,165,829
                                                                      ------------
         RAILROADS  (0.1%)
         Burlington Northern Santa Fe Corp. .            8,300             215,883
                                                                      ------------
          TOTAL INDUSTRIALS . . . . . . . . .                           15,859,433
                                                                      ------------
         INFORMATION TECHNOLOGY  (22.3%)
         AEROSPACE & DEFENSE  (0.1%)
         L-3 Communications Holdings, Inc.*^.            4,017             180,403
                                                                      ------------
         APPLICATION SOFTWARE  (0.9%)
         Activision, Inc.*. . . . . . . . . .           11,200             163,408
         Business Objects S.A. (ADR)* . . . .            8,800             132,000
         Electronic Arts, Inc.* . . . . . . .            9,895             492,474
         Mercury Interactive Corp.* . . . . .            2,100              62,265
         NetIQ Corp.* . . . . . . . . . . . .            6,900              85,215
         Symantec Corp.*^ . . . . . . . . . .           21,949             889,154

                                                                      ------------
                                                                         1,824,516
                                                                      ------------
         COMPUTER HARDWARE  (4.4%)
         CDW Computer Centers, Inc.*. . . . .            3,100             135,935
         Dell Computer Corp.* . . . . . . . .          165,295           4,419,988
         Hewlett-Packard Co.. . . . . . . . .           73,700           1,279,432
         International Business
          Machines Corp.. . . . . . . . . . .           38,212           2,961,430

                                                                      ------------
                                                                         8,796,785
                                                                      ------------
         COMPUTER STORAGE & PERIPHERALS  (0.7%)
         Lexmark International, Inc.* . . . .           22,139           1,339,410
         McData Corp., Class A* . . . . . . .            3,400              24,140

                                                                      ------------
                                                                         1,363,550
                                                                      ------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS  (0.4%)
         Energizer Holdings, Inc.*. . . . . .            5,600             156,240
         Jabil Circuit, Inc.*^. . . . . . . .            7,600             136,192
         Lockheed Martin Corp.. . . . . . . .            9,300             537,075

                                                                      ------------
                                                                           829,507
                                                                      ------------
         INTERNET SOFTWARE & SERVICES  (0.1%)
         Expedia, Inc., Class A*. . . . . . .            2,500             167,326
                                                                      ------------
         IT CONSULTING & SERVICES  (1.4%)
         Affiliated Computer Services, Inc.,
          Class A*. . . . . . . . . . . . . .           16,100             847,665
         ChoicePoint, Inc.*^. . . . . . . . .            6,300             248,787
         Computer Sciences Corp.* . . . . . .            9,800             337,610
         Concord EFS, Inc.*^. . . . . . . . .           12,800             201,472
         DST Systems, Inc.* . . . . . . . . .            5,550             197,303
         Fiserv, Inc.*. . . . . . . . . . . .            7,850             266,507
         Sungard Data Systems, Inc.*. . . . .           17,900             421,724
         The BISYS Group, Inc.* . . . . . . .           14,100             224,190

                                                                      ------------
                                                                         2,745,258
                                                                      ------------
         NETWORKING EQUIPMENT  (2.0%)
         Cisco Systems, Inc.* . . . . . . . .          294,134           3,853,155
         Extreme Networks, Inc.*^ . . . . . .           25,000              81,750

                                                                      ------------
                                                                         3,934,905
                                                                      ------------
         SEMICONDUCTOR EQUIPMENT  (1.4%)
         Applied Materials, Inc.* . . . . . .           51,700             673,651
         Brooks Automation, Inc.*^. . . . . .           12,300             140,958
         Emulex Corp.*. . . . . . . . . . . .           22,800             422,940
                                                     NUMBER OF           VALUE
                                                      SHARES            (NOTE 1)
-----------------------------------------------------------------------------------

                                                                     $
         KLA-Tencor Corp.*. . . . . . . . . .           10,000             353,700
         Lam Research Corp.*. . . . . . . . .           30,700             331,560
         Marvell Technology Group Ltd.*^. . .            6,850             129,191
         Microchip Technology, Inc. . . . . .           17,853             436,506
         Novellus Systems, Inc.*. . . . . . .            8,500             238,680
         Teradyne, Inc.*^ . . . . . . . . . .           13,500             175,635

                                                                      ------------
                                                                         2,902,821
                                                                      ------------
         SEMICONDUCTORS  (4.1%)
         Broadcom Corp., Class A* . . . . . .            7,800             117,468
         Intel Corp.. . . . . . . . . . . . .          315,048           4,905,297
         Linear Technology Corp.. . . . . . .           15,500             398,660
         Maxim Integrated Products, Inc.* . .            9,900             327,096
         QLogic Corp.*^ . . . . . . . . . . .           42,500           1,466,675
         Silicon Laboratories, Inc.*^ . . . .            8,400             160,272
         Texas Instruments, Inc.. . . . . . .           30,300             454,803
         Xilinx, Inc.*. . . . . . . . . . . .           14,900             306,940

                                                                      ------------
                                                                         8,137,211
                                                                      ------------
         SYSTEMS SOFTWARE  (6.3%)
         Adobe Systems, Inc.. . . . . . . . .           23,800             590,264
         BMC Software, Inc.*. . . . . . . . .            8,950             153,135
         Microsoft Corp.* . . . . . . . . . .          184,483           9,537,771
         Network Associates, Inc.*^ . . . . .           42,913             690,470
         Oracle Corp.*. . . . . . . . . . . .          148,850           1,607,580

                                                                      ------------
                                                                        12,579,220
                                                                      ------------
         TELECOMMUNICATIONS EQUIPMENT  (0.5%)
         Motorola, Inc. . . . . . . . . . . .           44,800             387,520
         QUALCOMM, Inc.*. . . . . . . . . . .           18,500             673,215

                                                                      ------------
                                                                         1,060,735
                                                                      ------------
          TOTAL INFORMATION TECHNOLOGY  . . .                           44,522,237
                                                                      ------------
         MATERIALS  (1.0%)
         CHEMICALS  (0.4%)
         Eastman Chemical Co. . . . . . . . .            4,700             172,819
         Ecolab, Inc. . . . . . . . . . . . .            2,700             133,650
         International Flavors &
          Fragrances, Inc.. . . . . . . . . .            4,300             150,930
         Lubrizol Corp. . . . . . . . . . . .            3,400             103,700
         Rohm & Haas Co.. . . . . . . . . . .           10,300             334,544

                                                                      ------------
                                                                           895,643
                                                                      ------------
         CONTAINERS & PACKAGING  (0.2%)
         Smurfit-Stone Container Corp.*^. . .           31,700             487,895
                                                                      ------------
         METALS & MINING  (0.4%)

         Freeport-McMoran Copper & Gold, Inc.,          41,800             701,404
          Class B*^ . . . . . . . . . . . . .                         ------------
          TOTAL MATERIALS . . . . . . . . . .                            2,084,942
                                                                      ------------
         TELECOMMUNICATION SERVICES  (1.7%)
         DIVERSIFIED TELECOMMUNICATION SERVICES  (1.2%)
         BellSouth Corp.. . . . . . . . . . .           16,300             421,681
         CenturyTel, Inc. . . . . . . . . . .           12,200             358,436
         Citizens Communications Co.* . . . .            6,100              64,355
         SBC Communications, Inc. . . . . . .           21,400             580,154
         Sprint Corp. (FON Group) . . . . . .           20,000             289,600
         Verizon Communications, Inc. . . . .           20,500             794,375

                                                                      ------------
                                                                         2,508,601
                                                                      ------------
         WIRELESS TELECOMMUNICATION SERVICES  (0.5%)
         AT&T Wireless Services, Inc.*. . . .           40,700             229,955
         Nextel Communications, Inc.,
          Class A*^ . . . . . . . . . . . . .           62,500             721,875

                                                                      ------------
                                                                           951,830
                                                                      ------------
          TOTAL TELECOMMUNICATION SERVICES  .                            3,460,431
                                                                      ------------
         UTILITIES  (0.8%)
         ELECTRIC UTILITIES  (0.8%)
         Duke Energy Corp.. . . . . . . . . .           10,800             211,032
         Edison International*. . . . . . . .           10,100             119,685

160


EQ ADVISORS TRUST
EQ/PUTNAM VOYAGER PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2002
                                                     NUMBER OF           VALUE
                                                      SHARES            (NOTE 1)
-----------------------------------------------------------------------------------

                                                                     $
         Entergy Corp.. . . . . . . . . . . .           11,715             534,087
         Exelon Corp. . . . . . . . . . . . .            6,400             337,728
         FPL Group, Inc.. . . . . . . . . . .            2,300             138,299
         Progress Energy, Inc.. . . . . . . .            3,800             164,730

                                                                      ------------
          TOTAL UTILITIES . . . . . . . . . .                            1,505,561
                                                                      ------------
         TOTAL COMMON STOCKS (97.8%)
          (Cost $223,315,784) . . . . . . . .                          195,094,800
                                                                      ------------
                                                     PRINCIPAL
                                                      AMOUNT
                                                     -----------

         SHORT-TERM DEBT SECURITIES:
         REPURCHASE AGREEMENT (2.1%)
          J.P. Morgan Securities, Inc., 1.13%,       $
           dated 12/31/02,                           4,280,000
             due 1/2/03 (k) . . . . . . . . .                            4,280,000
                                                                      ------------
         TIME DEPOSIT (0.0%)

          J.P. Morgan Chase Nassau,                      3,419               3,419
           0.73%, 1/2/03. . . . . . . . . . .                         ------------
         TOTAL SHORT-TERM DEBT SECURITIES (2.1%)
          (Amortized Cost $4,283,419) . . . .                            4,283,419
                                                                      ------------
                                                                         VALUE
                                                                        (NOTE 1)
-----------------------------------------------------------------------------------

         TOTAL INVESTMENTS (99.9%)
          (Cost/Amortized Cost $227,599,203)                          $199,378,219

         OTHER ASSETS LESS LIABILITIES                                     134,490
          (0.1%)                                                      ------------
         NET ASSETS (100%)  . . . . . . . . .                         $199,512,709
                                                                      ============

* Non-income producing.
^ All, or a portion, of security out on loan (Note 1).
(k) The repurchase agreements are fully collateralized by U.S.
Government and/or agency obligations based on market prices at the date of the Statement of Assets and Liabilities
(See Note 1).
Glossary:
ADR - American Depositary Receipt

Investment security transactions for the year ended
December 31, 2002 were as follows:
Cost of Purchases:
Stocks and long-term corporate debt securities...$350,154,179
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities...373,777,881

As of December 31, 2002, the gross unrealized
appreciation (depreciation) of investments based
on the aggregate cost of investments for
federal income tax purposes was as follows:
Aggregate gross unrealized appreciation...$ 1,633,293
Aggregate gross unrealized depreciation...(38,010,606)
                                          ------------
Net unrealized depreciation .. . . . . . $(36,377,313)
                                          ------------
Federal income tax cost of investments...$235,755,532
                                         ============
At December 31, 2002, the Portfolio had loaned securities with a total value $11,824,314 which was secured by collateral of $12,092,827.

For the year ended December 31, 2002, the Portfolio incurred approximately $281 as brokerage commissions with Bernstein (Sanford C.) & Co., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $118,401,764 of which $810,089 expires in the year 2008,
$81,445,427 expires in the year 2009, and $36,146,248
expires in the year 2010.

                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2002

                                             NUMBER                    VALUE
                                            OF SHARES                 (NOTE 1)
-----------------------------------------------------------------------------------

         COMMON STOCKS:
         CONSUMER DISCRETIONARY (12.6%)
         APPAREL RETAIL (1.5%)
                                                                $
         Aeropostale, Inc.* . .                     1,400                   14,798
         Ann Taylor Stores
          Corp.*^ . . . . . . .                     6,650                  135,793
         Bebe Stores, Inc.*^. .                     1,300                   17,420
         Buckle, Inc.*. . . . .                       600                   10,800
         Burlington Coat Factory
          Warehouse Corp. . . .                     2,300                   41,285
         Cato Corp., Class A. .                     2,900                   62,611
         Charlotte Russe
          Holding, Inc.*^ . . .                     2,000                   21,220
         Children's Place, Inc.*                    2,600                   27,664
         Christopher & Banks
          Corp.*. . . . . . . .                     3,350                   69,513
         Claire's Stores, Inc..                     6,472                  142,837
         Deb Shops, Inc.. . . .                       300                    6,663
         dELiA*s Corp., Class A*                    5,100                    2,295
         Dress Barn, Inc.*. . .                     5,200                   69,160
         Finish Line, Inc.,
          Class A*^ . . . . . .                     3,800                   40,090
         Footstar, Inc.*^ . . .                     4,400                   30,624
         Fossil, Inc.*. . . . .                     3,625                   73,733
         Goody's Family
          Clothing, Inc.* . . .                     3,800                   16,872
         Gymboree Corp.*. . . .                     3,500                   55,510
         HOT Topic, Inc.*^. . .                     4,750                  108,680
         Maxwell Shoe Co., Inc.                     1,400                   16,268
         Men's Wearhouse, Inc.*^                    4,443                   76,197
         Mothers Work, Inc. . .                       600                   21,138
         Oxford Industries, Inc.                      500                   12,825
         Pacific Sunwear of
          California, Inc.* . .                     6,825                  120,734
         Shoe Carnival, Inc.* .                     1,700                   23,819
         Stage Stores, Inc.^. .                     3,500                   73,500
         Steven Madden Ltd.*. .                     2,000                   36,140
         Too, Inc.*^. . . . . .                     5,049                  118,752
         Wet Seal, Inc., Class
          A*^ . . . . . . . . .                     3,375                   36,318
         Wilsons The Leather
          Experts*. . . . . . .                     3,700                   18,500

                                                                 -----------------
                                                                         1,501,759
                                                                 -----------------
         AUTO COMPONENTS (1.2%)
         Action Performance
          Cos., Inc.. . . . . .                     2,100                   39,900
         Aftermarket Technology
          Corp.*. . . . . . . .                     1,900                   27,550
         Bandag, Inc.^. . . . .                     2,000                   77,360
         Clarcor, Inc.. . . . .                     4,450                  143,601
         Collins & Aikman Corp.*                    3,560                   15,842
         CSK Auto Corp.*. . . .                     3,800                   41,800
         Drew Industries, Inc.*                       200                    3,210
         Dura Automotive
          Systems, Inc.*. . . .                     3,300                   33,132
         Federal Signal Corp. .                     7,000                  135,940
         IMPCO Technologies,
          Inc.*^. . . . . . . .                     2,500                   11,725
         Keystone Automotive
          Industries, Inc.* . .                     1,600                   24,032
         Lithia Motors, Inc.* .                     1,200                   18,828
         McGrath Rentcorp . . .                     1,400                   32,536
         Midas, Inc.* . . . . .                     1,100                    7,073
         Modine Manufacturing
          Co. . . . . . . . . .                     5,200                   91,936
         Monro Muffler Brake,
          Inc.. . . . . . . . .                     1,100                   18,590
         Pep Boys Manny Moe &
          Jack. . . . . . . . .                     7,000                   81,200
         Phoenix Technologies,
          Ltd.* . . . . . . . .                     4,500                   25,965
         Raytech Corp.. . . . .                     5,600                   31,920
         Spartan Motors,  Inc..                     1,800                   20,484
         Standard Motor
          Products, Inc.. . . .                       300                    3,900
         Strattec Strategy Corp.                      700                   33,425
         Superior Industries
          International, Inc. .                     3,100                  128,216
         TBC Corp.* . . . . . .                     3,000                   36,030
         Tenneco Automotive,
          Inc.. . . . . . . . .                     6,200                   25,048
         Tower Automotive,
          Inc.*^. . . . . . . .                     8,400                   37,800
         Winnebago Industries,
          Inc.^ . . . . . . . .                     1,700                   66,691

                                                                 -----------------
                                                                         1,213,734
                                                                 -----------------
                                             NUMBER                    VALUE
                                            OF SHARES                 (NOTE 1)
-----------------------------------------------------------------------------------

         AUTOMOBILES (0.2%)
         Asbury Automotive                                      $
          Group, Inc.*. . . . .                       400                    3,364
         Coachman Industries,
          Inc.. . . . . . . . .                     2,000                   31,600
         Group 1 Automotive,
          Inc.*^. . . . . . . .                     2,700                   64,476
         Littelfuse, Inc.*. . .                     3,600                   60,696
         Thor Industries, Inc.^                     2,400                   82,632

                                                                 -----------------
                                                                           242,768
                                                                 -----------------
         CASINOS & GAMING (0.8%)
         Alliance Gaming Corp.*                     6,300                  107,289
         Ameristar Casinos,
          Inc.*^. . . . . . . .                     2,300                   32,430
         Argosy Gaming Co.* . .                     3,500                   66,255
         Aztar Corp.*^. . . . .                     6,000                   85,680
         Boyd Gaming Corp.* . .                     4,400                   61,820
         Dover Downs Gaming &
          Entertainment, Inc. .                     1,840                   16,726
         Hollywood Casino Corp.,
          Class A * . . . . . .                     1,900                   23,332
         Isle of Capri Casinos,
          Inc.* . . . . . . . .                     2,989                   39,574
         M T R Gaming Group,
          Inc.* . . . . . . . .                     4,400                   35,024
         Penn National Gaming,
          Inc.*^. . . . . . . .                     4,428                   70,228
         Pinnacle Entertainment,
          Inc.* . . . . . . . .                     5,100                   35,343
         Shuffle Master, Inc.*^                     3,200                   61,152
         Station Casinos, Inc.*                     5,100                   90,270
         WMS Industries, Inc.*.                     3,000                   44,940

                                                                 -----------------
                                                                           770,063
                                                                 -----------------
         CATALOG RETAIL (0.3%)
         Blair Corp.. . . . . .                     1,300                   30,316
         Brookstone, Inc.^. . .                     1,500                   21,690
         Coldwater Creek, Inc.*                     1,100                   21,120
         Insight Enterprises,
          Inc.* . . . . . . . .                     5,800                   48,198
         J. Jill Group, Inc.* .                     2,400                   33,552
         School Specialty,
          Inc.*^. . . . . . . .                     2,800                   55,944
         Valuevision
          International, Inc.,
          Class A*. . . . . . .                     3,600                   53,928

                                                                 -----------------
                                                                           264,748
                                                                 -----------------
         COMPUTER & ELECTRONICS RETAIL (0.1%)
         Intertan, Inc.*. . . .                     4,650                   33,247
         PC Connection, Inc.* .                       850                    4,310
         Rex Stores Corp.*. . .                       600                    6,126
         Sharper Image Corp.*^.                     1,500                   26,145
         Tweeter Home
          Entertainment Group,
          Inc.*^. . . . . . . .                     3,500                   20,510
         Ultimate Electronics,
          Inc.* . . . . . . . .                     2,000                   20,300
         Vialta, Inc.*. . . . .                        48                       15

                                                                 -----------------
                                                                           110,653
                                                                 -----------------
         DEPARTMENT STORES (0.0%)

         Finlay Enterprises,                        1,100                   13,266
          Inc.. . . . . . . . .                                  -----------------
         DISTRIBUTORS (0.5%)
         Aviall, Inc.*^ . . . .                     3,700                   29,785
         Bell Microproducts,
          Inc.* . . . . . . . .                     4,200                   23,268
         Daisytek International
          Corp.*. . . . . . . .                     3,700                   29,341
         Fleetwood Enterprises,
          Inc.*^. . . . . . . .                     5,800                   45,530
         Handleman Co.* . . . .                     3,800                   43,700
         Hughes Supply, Inc.^ .                     3,500                   95,620
         Owens & Minor, Inc.^ .                     4,900                   80,458
         SCP Pool Corp.*^ . . .                     3,150                   91,980
         Sturm Ruger & Co., Inc.                    4,500                   43,065
         Wesco International,
          Inc.* . . . . . . . .                     1,900                   10,431

                                                                 -----------------
                                                                           493,178
                                                                 -----------------
         GENERAL MERCHANDISE STORES (0.2%)
         7-Eleven, Inc.*. . . .                     3,800                   28,500
         Factory 2-U Stores,
          Inc.* . . . . . . . .                     3,200                   10,915
         Fred's, Inc.^. . . . .                     3,187                   81,906
         Kenneth Cole
          Productions,  Class A*                    1,550                   31,465
         Pricesmart, Inc.*. . .                       300                    6,969

                                                                 -----------------
                                                                           159,755
                                                                 -----------------
         HOTELS (0.3%)
         Boca Resorts, Inc.,
          Class A*. . . . . . .                     5,100                   54,570

162


EQ ADVISORS TRUST
EQ/SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002
                                             NUMBER                    VALUE
                                            OF SHARES                 (NOTE 1)
-----------------------------------------------------------------------------------

         Choice Hotels                                          $
          International, Inc.*^                     3,800                   86,260
         Marcus Corp. . . . . .                     2,400                   34,080
         Prime Hospitality
          Corp.*. . . . . . . .                     7,900                   64,385
         Rare Hospitality
          International, Inc.*.                     2,700                   74,574
         Winston Hotels, Inc. .                       800                    6,240
         Wyndham International,
          Inc.,
          Class A*. . . . . . .                    11,800                    2,714

                                                                 -----------------
                                                                           322,823
                                                                 -----------------
         HOUSEHOLD DURABLES (1.0%)
         Aaron Rents, Inc.^ . .                     2,200                   48,136
         American Woodmark Corp.                      900                   42,750
         Applica, Inc.* . . . .                     2,600                   13,000
         Basset Furniture
          Industries, Inc.. . .                     1,700                   24,344
         Blyth, Inc.. . . . . .                     5,484                  146,752
         Bush Industries, Class
          A . . . . . . . . . .                       300                    1,452
         Cost Plus, Inc.* . . .                     2,800                   80,276
         Haverty Furniture Cos.,
          Inc.. . . . . . . . .                     2,300                   31,970
         Interface, Inc., Class
          A . . . . . . . . . .                     8,100                   24,867
         Kimball International,
          Inc., Class B . . . .                     4,700                   66,975
         Libbey, Inc.^. . . . .                     2,800                   72,800
         Meritage Corp.*. . . .                     1,100                   37,015
         National Presto
          Industries, Inc.. . .                       300                    8,814
         Oneida Ltd.. . . . . .                     1,500                   16,545
         Rayovac Corp.*^. . . .                     4,800                   63,984
         Salton, Inc.*^ . . . .                     1,500                   14,430
         Standard-Pacific Corp.                     4,700                  116,325
         Stanley Furniture Co.,
          Inc.* . . . . . . . .                     1,000                   23,250
         Topps Co. (The)* . . .                     6,700                   58,290
         Tupperware Corp. . . .                     7,400                  111,592
         Westpoint Stevens, Inc.                    5,680                    3,351

                                                                 -----------------
                                                                         1,006,918
                                                                 -----------------
         INTERNET RETAIL (0.3%)
         1-800 Contacts, Inc.*.                     1,500                   41,355
         1-800-Flowers.com,
          Inc., Class A*. . . .                     2,600                   16,250
         Drugstore.com* . . . .                     6,500                   15,600
         Overstock.com, Inc.*^.                       900                   11,700
         Priceline.com, Inc.* .                    16,200                   25,920
         Regis Corp.. . . . . .                     7,250                  188,428
         Stamps.com, Inc.*. . .                     7,100                   33,157

                                                                 -----------------
                                                                           332,410
                                                                 -----------------
         LEISURE FACILITIES (0.4%)
         Bally Total Fitness
          Holding Corp.*^ . . .                     3,800                   26,942
         Championship Auto
          Racing
          Teams, Inc.*. . . . .                     2,500                    9,250
         Churchill Downs, Inc.^                     1,200                   45,816
         Dover Motorsports, Inc.                    2,200                   10,230
         Gaylord Entertainment
          Co.*. . . . . . . . .                     2,900                   59,740
         International Speedway
          Corp.,
          Class A . . . . . . .                         1                       26
         Magna Entertainment
          Corp.,
          Class A*^ . . . . . .                     8,400                   52,080
         Party City Corp.*. . .                     1,800                   21,600
         Speedway Motorsports,
          Inc.* . . . . . . . .                     1,932                   49,807
         Triarc Co.*^ . . . . .                     2,575                   67,568
         Vail Resorts, Inc.*^ .                     1,200                   18,204

                                                                 -----------------
                                                                           361,263
                                                                 -----------------
         LEISURE PRODUCTS (0.3%)
         AMC Entertainment,
          Inc.* . . . . . . . .                     5,500                   48,675
         Johnson Outdoors, Inc.                       900                    8,883
         K2, Inc.*^ . . . . . .                     3,800                   35,720
         Marine Products Corp .                       200                    1,970
         MarineMax, Inc.* . . .                       500                    5,905
         Marvel Enterprises,
          Inc.* . . . . . . . .                     3,500                   31,430
         Midway Games, Inc.*. .                     5,259                   21,930
         Multimedia Games, Inc.^                    1,400                   38,444
         The Nautilus Group,
          Inc.*^. . . . . . . .                     4,112                   54,936
         West Marine, Inc.* . .                     2,100                   28,749

                                                                 -----------------
                                                                           276,642
                                                                 -----------------
                                             NUMBER                    VALUE
                                            OF SHARES                 (NOTE 1)
-----------------------------------------------------------------------------------

         MEDIA (1.6%)
         4 Kids Entertainment,                                  $
          Inc.*^. . . . . . . .                     1,500                   33,120
         Acme Communications,
          Inc.* . . . . . . . .                       600                    4,782
         ADVO, Inc.*. . . . . .                     2,900                   95,207
         APAC Customer Services,
          Inc.* . . . . . . . .                     4,132                    9,669
         Beasley Broadcasting
          Group,
          Class A*. . . . . . .                       400                    4,784
         Courier Corp.. . . . .                       400                   18,336
         Crown Media Holdings,
          Inc.,
          Class A*^ . . . . . .                     5,000                   11,300
         Fisher Communications,
          Inc.. . . . . . . . .                       600                   31,632
         Gray Television, Inc.,
          Class A . . . . . . .                       700                    8,295
         Grey Global Group, Inc.                      140                   85,554
         Hollinger
          International, Inc. .                     8,900                   90,424
         Information Holdings,
          Inc.*^. . . . . . . .                     2,100                   32,592
         Insight
          Communications*^. . .                     7,400                   91,464
         Journal Register Co.*.                     4,400                   78,232
         Liberty Corp.. . . . .                     2,892                  112,209
         Lodgenet Entertainment
          Corp.*. . . . . . . .                     2,304                   24,607
         Macrovision Corp.*^. .                     6,200                   99,448
         Martha Stewart Living
          Omnimedia, Class A*^.                     2,168                   21,398
         Mediacom Communications
          Corp.*. . . . . . . .                     9,500                   83,695
         Movie Gallery, Inc.* .                     2,350                   30,550
         Paxson Communications
          Corp.*. . . . . . . .                     4,700                    9,682
         Penton Media, Inc. . .                     3,800                    2,584
         Playboy Enterprises,
          Inc., Class B*^ . . .                     1,700                   17,221
         PRIMEDIA, Inc.*. . . .                    19,300                   39,758
         Private Media Group,
          Inc.* . . . . . . . .                       900                    2,925
         Pulitzer, Inc. . . . .                     1,700                   76,415
         R.H. Donnelly Corp.*^.                     4,500                  131,895
         Regent Communications,
          Inc.* . . . . . . . .                     5,100                   30,141
         Saga Communications,
          Inc., Class A*. . . .                     1,800                   34,200
         Salem Communications
          Corp.,
          Class A*. . . . . . .                     1,501                   37,480
         Sinclair Broadcast
          Group, Inc.,
          Class A*^ . . . . . .                     5,208                   60,569
         Sirius Satellite Radio,
          Inc.*^. . . . . . . .                     9,600                    6,144
         Spanish Broadcasting
          System* . . . . . . .                     6,865                   49,428
         Time Warner Telecom,
          Inc., Class  A* . . .                     8,900                   18,690
         Tivo, Inc.*^ . . . . .                     4,000                   20,920
         Value Line, Inc. . . .                       100                    4,344
         World Wrestling
          Entertainment, Inc.*.                     2,056                   16,551
         Young Broadcasting
          Corp., Class A* . . .                     2,900                   38,193
         Zomax, Inc.* . . . . .                     3,800                   16,150

                                                                 -----------------
                                                                         1,580,588
                                                                 -----------------
         PHOTOGRAPHIC PRODUCTS (0.1%)
         Concord Camera Corp.*.                     5,100                   27,693
         Scansource, Inc.*. . .                     1,000                   49,300
         Vector Group Ltd.^ . .                     4,140                   48,107

                                                                 -----------------
                                                                           125,100
                                                                 -----------------
         RESTAURANTS (1.1%)
         AFC Enterprises* . . .                     1,600                   33,616
         Bob Evans Farms, Inc..                     6,100                  142,435
         Buca, Inc.*^ . . . . .                     3,300                   27,456
         California Pizza
          Kitchen, Inc.*. . . .                     2,700                   68,040
         Champs Entertainment,
          Inc.*^. . . . . . . .                     2,400                   22,824
         Checkers Drive-In
          Restaurant, Inc.. . .                     1,700                   10,642
         Chicago Pizza &
          Brewery, Inc. . . . .                     3,000                   20,700
         CKE Restaurants, Inc..                     6,300                   27,090
         Dave and Busters, Inc.*                    2,500                   21,625
         IHOP Corp.*. . . . . .                     3,500                   84,000
         Jack in the Box, Inc.*                     5,200                   89,908
         Landry's Restaurants,
          Inc.. . . . . . . . .                     2,900                   61,596
         Lone Star Steakhouse &
          Saloon, Inc.. . . . .                     3,400                   65,756

163


EQ ADVISORS TRUST
EQ/SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002
                                              NUMBER                    VALUE
                                            OF SHARES                 (NOTE 1)
-----------------------------------------------------------------------------------

                                                                $
         O'Charley's, Inc.* . .                     3,200                   65,696
         P.F. Chang's China
          Bistro, Inc.*^. . . .                     2,300                   83,490
         Papa John's
          International, Inc.*^                     2,000                   55,760
         Ryan's Family Steak
          Houses, Inc.* . . . .                     7,950                   90,233
         Sonic Corp.* . . . . .                     5,325                  109,109
         Steak N Shake Co.
          (The)*. . . . . . . .                     3,515                   35,150

                                                                 -----------------
                                                                         1,115,126
                                                                 -----------------
         SPECIALTY STORES (1.5%)
         A.C. Moore Arts &
          Crafts, Inc.. . . . .                     2,500                   31,775
         Boyds Collection Ltd.*                     3,388                   22,530
         Central Garden & Pet
          Co.*. . . . . . . . .                     2,800                   51,828
         Charming Shoppes,
          Inc.*^. . . . . . . .                    21,000                   87,780
         Department 56, Inc.* .                     1,500                   19,350
         Electronics Boutique
          Holdings Corp.* . . .                     1,300                   20,553
         F.A.O., Inc. . . . . .                     2,700                    1,269
         Friedman's, Inc., Class
          A . . . . . . . . . .                     3,400                   29,512
         Galyans Trading Co.,
          Inc.*^. . . . . . . .                     2,000                   20,000
         Gart Sports Co.*^. . .                     1,500                   29,025
         Guitar Center, Inc.* .                     2,500                   41,400
         Hancock Fabrics, Inc..                     3,400                   51,850
         Hibbett Sporting Goods,
          Inc.*^. . . . . . . .                     1,500                   35,880
         Hollywood Entertainment
          Corp.*. . . . . . . .                     8,000                  120,800
         Jakks Pacific, Inc.*^.                     3,800                   51,186
         Jo-Ann Stores, Inc.,
          Class A*^ . . . . . .                     2,200                   50,534
         Linens 'N Things,
          Inc.*^. . . . . . . .                     5,400                  122,040
         Movado Group, Inc. . .                     1,700                   31,977
         Nelson (Thomas), Inc.*                       400                    4,008
         OfficeMax, Inc.* . . .                    17,000                   85,000
         Racing Champions Corp.*                    1,900                   25,935
         Restoration Hardware,
          Inc.* . . . . . . . .                     4,300                   21,543
         Sola International,
          Inc.* . . . . . . . .                     2,900                   37,700
         Tanger Factory Outlet
          Centers (REIT). . . .                     1,500                   46,500
         The Bombay Co., Inc.*.                     7,100                   35,500
         The Sports Authority,
          Inc.* . . . . . . . .                     4,300                   30,100
         Toro Co. . . . . . . .                     2,100                  134,190
         Tractor Supply Co.*^ .                     2,300                   86,480
         Trans World
          Entertainment Corp.*.                     3,250                   11,798
         Tuesday Morning Corp.*                     1,600                   27,360
         United Auto Group,
          Inc.* . . . . . . . .                     2,000                   24,940
         Whitehall Jewelers,
          Inc.* . . . . . . . .                     1,900                   18,050
         Yankee Candle Co.,
          Inc.* . . . . . . . .                     3,804                   60,864

                                                                 -----------------
                                                                         1,469,257
                                                                 -----------------
         TEXTILES & APPAREL (1.2%)
         Brown Shoe Co., Inc.^.                     3,200                   76,256
         Culp, Inc.*. . . . . .                     1,600                   13,600
         DHB Industries , Inc.*                     4,400                    7,304
         Genesco, Inc.*^. . . .                     2,800                   52,164
         Guess?, Inc.*. . . . .                       900                    3,771
         K-Swiss, Inc., Class A                     2,300                   49,933
         Kellwood Co.^. . . . .                     3,600                   93,600
         Nautica Enterprises,
          Inc.* . . . . . . . .                     5,100                   56,661
         OshKosh B'Gosh, Inc.,
          Class A . . . . . . .                     2,020                   56,661
         Payless Shoesource,
          Inc.*^. . . . . . . .                     3,400                  174,998
         Phillips-Van Heusen
          Corp. . . . . . . . .                     4,600                   53,176
         Quaker Fabric Corp.* .                     2,400                   16,680
         Quicksilver, Inc.* . .                     2,700                   71,982
         Russell Corp.. . . . .                     3,900                   65,286
         Skechers U.S.A., Inc.,
          Class A*. . . . . . .                     2,908                   24,689
         Stein Mart, Inc.*. . .                     4,600                   28,060
         Stride Rite Corp.. . .                     6,700                   48,039
         Tropical Sportswear
          International Corp. .                     1,600                   14,352
         Unifi, Inc.* . . . . .                     6,800                   35,700
         Urban Outfitters, Inc.*                    1,600                   37,712
         Vans, Inc.*. . . . . .                     4,300                   24,424
         Wellman, Inc.. . . . .                     6,000                   80,940
                                             NUMBER                    VALUE
                                            OF SHARES                 (NOTE 1)
-----------------------------------------------------------------------------------

         Wolverine World Wide,                                  $
          Inc.. . . . . . . . .                     6,000                   90,660

                                                                 -----------------
                                                                         1,176,648
                                                                 -----------------

          TOTAL CONSUMER                                                12,536,699
           DISCRETIONARY  . . .                                  -----------------
         CONSUMER STAPLES (3.4%)
         BEVERAGES (0.1%)
         Boston Beer Co., Inc.,
          Class A*. . . . . . .                     1,500                   21,450
         Coca Cola Bottling Co.                       400                   25,804
         Peet's Coffee & Tea,
          Inc.. . . . . . . . .                     2,000                   28,260
         Robert Mondavi Corp.,
          Class A*^ . . . . . .                     1,700                   52,700

                                                                 -----------------
                                                                           128,214
                                                                 -----------------
         DRUG RETAIL (0.2%)
         Duane Reade, Inc.*^. .                     3,100                   52,700
         Longs Drug Stores Corp.                    5,296                  109,839

                                                                 -----------------
                                                                           162,539
                                                                 -----------------
         FOOD DISTRIBUTORS (0.3%)
         Fleming Cos., Inc.^. .                     7,300                   47,961
         Green Mountain Coffee,
          Inc.* . . . . . . . .                       900                   13,599
         International
          Multifoods Corp.* . .                     3,100                   65,689
         Interstate Bakeries
          Corp. . . . . . . . .                     6,300                   96,075
         Sanderson Farms, Inc..                       300                    6,273
         United Natural Foods,
          Inc.*^. . . . . . . .                     3,500                   88,725

                                                                 -----------------
                                                                           318,322
                                                                 -----------------
         FOOD PRODUCTS (1.9%)
         Alico Inc. . . . . . .                       600                   15,960
         American Italian Pasta
          Co.*^ . . . . . . . .                     2,300                   82,754
         Aurora Foods, Inc.*. .                     3,100                    2,418
         Chiquita Brands
          International, Inc. .                     5,100                   67,626
         Corn Products
          International, Inc. .                     5,900                  177,767
         Del Monte Foods Co.* .                    31,000                  238,700
         Dimon, Inc.. . . . . .                     5,400                   32,400
         Farmer Brothers Co.. .                       100                   30,900
         Flowers Foods, Inc.*^.                     2,950                   57,554
         Hain Celestial Group,
          Inc.* . . . . . . . .                     4,400                   66,880
         Horizon Organic Holding
          Corp.*. . . . . . . .                     1,400                   22,666
         J & J Snack Foods
          Corp.*. . . . . . . .                     1,300                   46,423
         Jarden Corp. . . . . .                     2,200                   52,514
         Lance, Inc.. . . . . .                     5,100                   60,379
         Monterey Pasta Co. . .                     1,100                    4,125
         Nash Finch Co. . . . .                     2,800                   21,644
         NBTY, Inc.*. . . . . .                     6,100                  107,238
         Pilgrims Pride Corp.,
          Class B . . . . . . .                     1,500                   12,300
         Ralcorp Holdings, Inc.*                    5,180                  130,225
         Riviana Foods, Inc.. .                       800                   21,617
         Sensient Technologies
          Corp. . . . . . . . .                     7,400                  166,278
         Smucker (J.M.) Co. . .                     6,768                  269,434
         Standard Commercial
          Corp. . . . . . . . .                     1,800                   32,580
         Standex International
          Corp. . . . . . . . .                     1,100                   26,224
         Tasty Baking Co. . . .                       500                    4,350
         Universal Corp.. . . .                     4,300                  158,928

                                                                 -----------------
                                                                         1,909,884
                                                                 -----------------
         FOOD RETAIL (0.5%)
         Casey's General Stores,
          Inc.^ . . . . . . . .                     7,300                   89,133
         Great Atlantic &
          Pacific Tea Co.,
          Inc.*^. . . . . . . .                     3,800                   30,628
         Ingles Markets, Inc.,
          Class A . . . . . . .                     1,400                   16,477
         Luby's, Inc.*. . . . .                     2,300                    6,693
         Panera Bread Co., Class
          A*^ . . . . . . . . .                     3,400                  118,354
         Pathmark Stores, Inc.*                     6,500                   32,955
         Ruddick Corp.. . . . .                     5,900                   80,771
         Smart & Final, Inc.* .                       400                    2,080
         Weis Markets, Inc. . .                     1,200                   37,260
         Wild Oats Markets,
          Inc.*^. . . . . . . .                     4,400                   45,408

                                                                 -----------------
                                                                           459,759
                                                                 -----------------
         HOUSEHOLD PRODUCTS (0.1%)
         Water Pik Technologies
          Inc.* . . . . . . . .                       800                    5,880
         Wd-40 Co.. . . . . . .                     3,100                   81,902

                                                                 -----------------
                                                                            87,782
                                                                 -----------------
164


EQ ADVISORS TRUST
EQ/SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002
                                             NUMBER                    VALUE
                                            OF SHARES                 (NOTE 1)
-----------------------------------------------------------------------------------

         PERSONAL PRODUCTS (0.3%)
                                                                $
         Chattem, Inc.* . . . .                     2,100                   43,155
         CSS Industries, Inc.*.                       300                    9,930
         Elizabeth Arden, Inc.*                     2,500                   37,000
         Nature's Sunshine
          Products, Inc.. . . .                     2,000                   19,420
         NU Skin Enterprises,
          Inc., Class A . . . .                     7,837                   93,809
         Playtex Products, Inc.*                    4,900                   48,412
         Russ Berrie & Co., Inc.                    2,000                   67,560

                                                                 -----------------
                                                                           319,286
                                                                 -----------------
          TOTAL CONSUMER STAPLES                                         3,385,786
                                                                 -----------------
         ENERGY (4.1%)
         INTEGRATED OIL & GAS (0.7%)
         Cabot Oil & Gas Corp.,
          Class A^. . . . . . .                     4,700                  116,466
         Key Energy Services,
          Inc.*^. . . . . . . .                    16,600                  148,902
         Meridian Resource
          Corp.*. . . . . . . .                     5,800                    5,220
         Oneok, Inc.. . . . . .                     9,200                  176,640
         Stone Energy Corp.*. .                     3,456                  115,292
         Western Gas Resources,
          Inc.. . . . . . . . .                     2,700                   99,495

                                                                 -----------------
                                                                           662,015
                                                                 -----------------
         OIL & GAS DRILLING (0.2%)
         Grey Wolf, Inc.* . . .                    24,200                   96,558
         Hydril Co.*. . . . . .                     2,400                   56,568
         Oil States
          International, Inc.*.                     1,800                   23,220
         Parker Drilling Co.* .                    16,200                   35,964

                                                                 -----------------
                                                                           212,310
                                                                 -----------------
         OIL & GAS EQUIPMENT & SERVICES (1.2%)
         Atwood Oceanics, Inc.*                     1,800                   54,180
         CAL Dive International,
          Inc.* . . . . . . . .                     6,528                  153,408
         Carbo Ceramics, Inc. .                     1,800                   60,660
         Dril-Quip, Inc.* . . .                     1,200                   20,280
         Global Industries Ltd.*                   12,500                   52,125
         Gulf Island
          Fabrication, Inc.*. .                     1,500                   24,375
         Hanover Compressor Co.                     7,000                   64,260
         Input/Output, Inc.*. .                     5,600                   23,800
         Lone Star Technologies,
          Inc.*^. . . . . . . .                     5,100                   75,939
         Lufkin Industries, Inc.                      900                   21,105
         NATCO Group, Inc.,
          Class A . . . . . . .                       300                    1,884
         NS Group, Inc.*. . . .                     2,796                   18,230
         Oceaneering
          International, Inc.*.                     3,300                   81,642
         Offshore Logistics,
          Inc.* . . . . . . . .                     3,500                   76,720
         RPC, Inc.. . . . . . .                       900                   10,440
         Seacor Smit, Inc.* . .                     2,450                  109,025
         Spinnaker Exploration
          Co.*. . . . . . . . .                     3,364                   74,176
         Superior Energy
          Services, Inc.* . . .                     6,677                   54,752
         Swift Energy Co.*^ . .                     4,300                   41,581
         Syntroleum Corp.*. . .                     2,800                    4,844
         Universal Compression
          Holdings, Inc.* . . .                     2,200                   42,086
         Veritas DGC, Inc.* . .                     3,900                   30,810
         W-H Energy Services,
          Inc.* . . . . . . . .                     4,400                   64,196

                                                                 -----------------
                                                                         1,160,518
                                                                 -----------------
         OIL & GAS EXPLORATION & PRODUCTION (1.8%)
         3TEC Energy Corp.* . .                     2,400                   34,056
         Berry Petroleum, Class
          A^. . . . . . . . . .                     1,700                   28,985
         Chesapeake Energy Corp.                   21,690                  167,880
         Comstock Resources,
          Inc.* . . . . . . . .                     2,501                   23,234
         Denbury Resources,
          Inc.* . . . . . . . .                     4,700                   53,110
         Encore Acquisition Co.*                      800                   14,736
         Energen Corp.. . . . .                     6,100                  177,510
         Energy Partners Ltd.*.                     2,600                   27,820
         Evergreen Resources,
          Inc.*^. . . . . . . .                     2,800                  125,580
         Exploration Co. of
          Delaware (The). . . .                     2,800                    8,344
         Harvest Natural
          Resources, Inc. . . .                     6,700                   43,215
         Houston Exploration
          Co.*. . . . . . . . .                     1,500                   45,900
         Magnum Hunter
          Resources, Inc.*. . .                     9,100                   54,145
         Nuevo Energy Co.*. . .                     3,600                   39,960
                                             NUMBER                    VALUE
                                            OF SHARES                 (NOTE 1)
-----------------------------------------------------------------------------------

                                                                $
         Patina Oil & Gas Corp.                     3,465                  109,667
         Petroquest Energy,
          Inc.* . . . . . . . .                     6,900                   28,635
         Plains Exploration &
          Production Co.* . . .                     4,200                   40,950
         Plains Resources, Inc.*                    4,200                   49,770
         Prima Energy Corp.*. .                     1,424                   31,841
         Quicksilver Resources,
          Inc.* . . . . . . . .                     1,900                   42,617
         Range Resources Corp.*                     6,600                   35,640
         Remington Oil & Gas
          Corp.*. . . . . . . .                     3,400                   55,794
         Resource America, Inc.,
          Class A . . . . . . .                     2,100                   18,923
         Southwestern Energy Co.                    4,800                   54,960
         St. Mary Land &
          Exploration Co. . . .                     4,900                  122,500
         Tom Brown, Inc.* . . .                     5,900                  148,090
         Unit Corp.*. . . . . .                     6,372                  118,201
         Vintage Petroleum,
          Inc.^ . . . . . . . .                     6,900                   72,795
         Westport Resources
          Corp.*. . . . . . . .                     3,071                   63,877

                                                                 -----------------
                                                                         1,838,735
                                                                 -----------------
         OIL & GAS REFINING & MARKETING (0.2%)
         Frontier Oil Corp.^. .                     4,644                   79,970
         Headwaters, Inc.*. . .                     4,900                   75,999
         Holly Corp.. . . . . .                     1,000                   21,850
         Tesoro Petroleum Corp.*                    8,800                   39,776

                                                                 -----------------
                                                                           217,595
                                                                 -----------------
          TOTAL ENERGY  . . . .                                          4,091,173
                                                                 -----------------
         FINANCIALS (21.9%)
         BANKS (10.4%)
         1st Source Corp. . . .                     2,951                   49,429
         ABC Bancorp. . . . . .                       500                    6,475
         Alabama National
          Bancorp/Del.. . . . .                     1,800                   78,300
         Allegiant Bancorp, Inc.                    2,100                   37,800
         American National
          Bankshares, Inc.. . .                       400                   10,400
         Anchor Bancorp
          Wisconsin, Inc. . . .                     4,200                   87,150
         Arrow Financial Corp..                     1,270                   39,078
         Banc Corp. . . . . . .                     1,900                   14,744
         BancFirst Corp.. . . .                       303                   14,241
         Bank Atlantic Bancorp,
          Inc., Class A . . . .                     7,900                   74,655
         Bank Mutual Corp.. . .                     1,100                   25,443
         Bank of Granite Corp..                     1,312                   22,960
         Bank of the Ozarks,
          Inc.. . . . . . . . .                     1,000                   23,440
         Bankunited Financial
          Corp.*. . . . . . . .                     4,100                   66,338
         Banner Corp. . . . . .                     2,100                   39,606
         Bay View Capital Corp.*                   11,471                   65,960
         Berkshire Bancorp ,
          Inc.. . . . . . . . .                       400                    9,420
         BostonFed Bancorp, Inc.                      200                    5,340
         Brookline Bancorp, Inc.                   10,417                  123,962
         Bryn Mawr Bank Corp. .                       800                   29,304
         BSB Bancorp, Inc.. . .                     1,800                   37,746
         Camden National Corp..                       700                   16,940
         Capital City Bank
          Group, Inc. . . . . .                       750                   29,393
         Capitol Bancorp Ltd. .                       700                   16,240
         Cascade Bancorp. . . .                     2,100                   29,022
         Cathay Bancorp, Inc. .                     2,900                  110,171
         CB Bancshares, Inc.. .                       700                   29,764
         CCBT Financial
          Companies, Inc. . . .                     1,200                   30,816
         Central Coast Bancorp*                       500                    9,880
         CFS Bancorp, Inc.. . .                     2,300                   32,890
         Charter Financial Corp.                      200                    6,216
         Chemical Financial
          Corp. . . . . . . . .                     3,944                  126,800
         Chittenden Corp.^. . .                     5,186                  132,139
         Citizens First Bancorp,
          Inc.. . . . . . . . .                     1,800                   37,906
         Citizens, Inc., Class
          A*. . . . . . . . . .                     2,610                   19,575
         City Bank Lynnwood WA.                     1,364                   33,759
         City Holdings Co.* . .                     3,200                   90,400
         Coastal Bancorp, Inc..                       500                   16,175
         Columbia Bancorp . . .                       300                    6,609
         Columbia Banking
          Systems, Inc.*. . . .                     2,990                   37,704
         Commercial Federal
          Corp. . . . . . . . .                     7,969                  186,076

165


EQ ADVISORS TRUST
EQ/SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002
                                             NUMBER                    VALUE
                                            OF SHARES                 (NOTE 1)
-----------------------------------------------------------------------------------

         Commonwealth Bancorp,                                  $
          Inc.. . . . . . . . .                     1,500                   69,555
         Commonwealth Telephone
          Enterprises, Inc.*. .                     2,000                   71,680
         Community Bank System,
          Inc.. . . . . . . . .                     2,100                   65,835
         Community Banks, Inc..                       615                   17,036
         Community First
          Bankshares, Inc.. . .                     7,200                  190,512
         Community Trust
          Bancorp, Inc. . . . .                     1,420                   35,699
         Connecticut Bancshares
          Inc/de. . . . . . . .                     2,100                   80,745
         CORUS Bankshares, Inc.^                    1,800                   78,588
         CPB, Inc.. . . . . . .                     2,700                   74,115
         CVB Financial Corp.^ .                     4,691                  119,292
         Dime Community
          Bancshares, Inc.. . .                     4,200                   80,430
         East-West Bancorp, Inc.                    4,300                  155,144
         F & M Bancorp/Frederick
          MD. . . . . . . . . .                     1,300                   41,600
         Farmers Capital Bank
          Corp. . . . . . . . .                       400                   13,300
         Fidelity Bankshares,
          Inc.. . . . . . . . .                     3,000                   53,700
         Financial Institutions,
          Inc.. . . . . . . . .                       800                   23,488
         First Bancorp North
          Carolina. . . . . . .                       500                   11,755
         First Bancorp. . . . .                     5,900                  133,340
         First Busey Corp.,
          Class A . . . . . . .                       700                   16,142
         First Charter Corp.. .                     5,916                  106,488
         First Citizens
          BankShares, Inc.,
          Class A . . . . . . .                     1,100                  106,260
         First Commonwealth
          Financial Corp. . . .                     8,126                   93,449
         First Community Bancorp                    1,900                   62,569
         First Community
          Bancshares, Inc.. . .                       950                   29,222
         First Defiance
          Financial Corp. . . .                     1,700                   32,130
         First Essex Bancorp,
          Inc.. . . . . . . . .                     1,400                   46,760
         First Federal Capital
          Corp. . . . . . . . .                     2,600                   50,203
         First Financial Bancorp                    6,283                  102,985
         First Financial
          Bankshares, Inc.. . .                     1,587                   60,306
         First Financial Corp..                       800                   38,904
         First Financial
          Holdings, Inc.. . . .                     2,500                   61,900
         First Indiana Corp.. .                     1,125                   20,835
         First Merchants Corp..                     1,860                   42,389
         First National Corp. .                       760                   18,240
         First Niagara Financial
          Group, Inc.^. . . . .                     1,900                   49,628
         First OAK Brook
          Bancshares, Inc.. . .                       200                    6,284
         First Place Financial
          Corp. (Warren/Ohio) .                     2,100                   34,923
         First Republic Bank* .                     1,700                   33,983
         First Sentinel Bancorp,
          Inc.. . . . . . . . .                     4,282                   61,618
         First State
          Bancorporation. . . .                     1,600                   39,680
         FirstFed America
          Bancorp, Inc. . . . .                       700                   17,395
         FirstFed Financial
          Corp.*. . . . . . . .                     2,700                   78,165
         Flagstar Bancorp, Inc.^                    2,750                   59,400
         Flushing Financial
          Corp. . . . . . . . .                     2,450                   40,126
         FNB Corp.. . . . . . .                       400                    9,492
         Franklin Financial
          Corp.^. . . . . . . .                       900                   20,637
         Frontier Financial
          Corp. . . . . . . . .                     2,800                   71,624
         GBC Bancorp. . . . . .                     1,910                   36,978
         German American Bancorp                      651                   10,123
         Glacier Bancorp, Inc..                     1,900                   44,785
         Gold Banc Corp., Inc..                     6,600                   65,479
         Granite State
          Bankshares, Inc.. . .                     1,100                   48,059
         Great Southern Bancorp,
          Inc.. . . . . . . . .                       500                   18,375
         Hancock Holding Co.^ .                     2,550                  113,857
         Hanmi Financial Corp..                     1,900                   31,863
         Harbor Florida
          Bancshares, Inc.. . .                     4,000                   90,080
         Harleysville National
          Corp. . . . . . . . .                     2,358                   63,006
         Hawthorne Financial
          Corp.*. . . . . . . .                     1,700                   48,518
         Humboldt Bancorp . . .                     2,040                   21,420
         IBERIABANK Corp. . . .                     1,400                   56,224
         Independent Bank Corp.
          - Mich. . . . . . . .                     2,368                   71,656
         Independent Bank Corp.
          -Mass . . . . . . . .                     2,300                   52,440
         Integra Bank Corp. . .                     2,556                   45,548
         International
          Bancshares Corp.. . .                     3,878                  152,987
         Itla Capital Corp.*. .                       900                   29,907
                                             NUMBER                    VALUE
                                            OF SHARES                 (NOTE 1)
-----------------------------------------------------------------------------------

                                                                $
         Lakeland Bancorp, Inc.^                    2,131                   38,081
         Lakeland Financial
          Corp. . . . . . . . .                       300                    7,035
         Local Financial Corp.*                     3,900                   57,135
         LSB Bancshares, Inc. .                       600                    9,720
         Macatawa Bank Corp.. .                       400                    7,940
         MAF Bancorp, Inc.. . .                     3,450                  117,058
         Main Street Banks,
          Inc.^ . . . . . . . .                       900                   17,280
         MASSBANK Corp. . . . .                       900                   25,470
         MB Financial, Inc. . .                     2,200                   76,538
         Mid-State Bancshares .                     3,600                   59,119
         Nara Bancorp, Inc.^. .                     1,100                   22,847
         National Penn
          Bancshares, Inc.. . .                     3,213                   85,305
         NBC Capital Corp.. . .                       500                   12,600
         NBT Bancorp, Inc.^ . .                     5,648                   96,411
         Northwest Bancorp, Inc.                      600                    8,874
         OceanFirst Financial
          Corp. . . . . . . . .                     2,300                   51,635
         Ocwen Financial Corp.*                     3,500                    9,800
         Old Second Bancorp,
          Inc.. . . . . . . . .                       700                   25,900
         Omega Financial Corp..                       800                   28,680
         Pacific Capital Bancorp                    6,033                  153,540
         Pacific Northwest
          Bancorp . . . . . . .                     2,650                   66,250
         Pacific Union Bank . .                       900                   10,359
         Parkvale Financial
          Corp. . . . . . . . .                       100                    2,305
         Peapack-Gladstone
          Financial Corp. . . .                       600                   20,550
         Pennfed Financial
          Services, Inc.. . . .                       300                    8,145
         PennRock Financial
          Services Corp.. . . .                       540                   14,985
         Peoples Bancorp, Inc..                       800                   20,480
         PFF Bancorp, Inc.. . .                     2,200                   68,750
         Port Financial Corp. .                     1,000                   44,620
         PrivateBancorp, Inc. .                       900                   34,065
         Prosperity Bancshares,
          Inc.. . . . . . . . .                     2,800                   53,200
         Provident Bankshares
          Corp. . . . . . . . .                     4,442                  102,659
         Quaker City Bancorp,
          Inc.* . . . . . . . .                     1,200                   39,516
         R & G Financial Corp.,
          Class B . . . . . . .                     2,800                   65,100
         Republic Bancorp, Inc.                     9,784                  115,158
         Republic Bancshares,
          Inc.* . . . . . . . .                     1,100                   21,615
         Riggs National Corp.
          (Washington D.C.) . .                     3,000                   46,470
         S & T Bancorp, Inc.. .                     4,160                  104,212
         Sandy Spring Bancorp,
          Inc.. . . . . . . . .                     2,800                   88,200
         Santander Bancorp. . .                       330                    4,290
         Seacoast Banking Corp.                     2,000                   37,680
         Seacoast Financial
          Services Corp.. . . .                     4,600                   92,051
         Second Bancorp, Inc. .                       700                   18,550
         Simmons First National
          Corp.,
          Class A . . . . . . .                       700                   25,655
         South Financial Group,
          Inc. (The). . . . . .                     8,070                  166,726
         Southwest Bancorp, Inc.                      900                   23,391
         Southwest
          Bancorporation of
          Texas, Inc.*. . . . .                     5,000                  144,050
         St. Francis Capital
          Corp. . . . . . . . .                       400                    9,368
         State Bancorp, Inc.. .                       300                    5,400
         Staten Island Bancorp,
          Inc.^ . . . . . . . .                     8,600                  173,204
         Sterling Bancorp-N Y .                     2,232                   58,746
         Sterling Bancshares,
          Inc./ Texas . . . . .                     7,475                   91,344
         Sterling Financial
          Corp. . . . . . . . .                     2,100                   49,665
         Sterling Financial
          Corp. . . . . . . . .                     1,200                   22,584
         Suffolk Bancorp. . . .                     1,400                   44,268
         Summit Bancshares, Inc.                      200                    3,900
         Sun Bancorp, Inc.. . .                       200                    3,656
         Superior Financial
          Corp. . . . . . . . .                     1,500                   27,557
         Susquehanna Bancshares,
          Inc.^ . . . . . . . .                     6,900                  143,803
         SY Bancorp, Inc.^. . .                     1,300                   48,230
         Texas Regional
          Bancshares, Inc.,
          Class A . . . . . . .                     3,930                  139,676
         The People Holding Co.                       500                   20,375
         Tompkins Trustco, Inc.                       800                   35,280
         TriCo Bancshares . . .                     1,500                   36,900

166


EQ ADVISORS TRUST
EQ/SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002
                                             NUMBER                    VALUE
                                            OF SHARES                 (NOTE 1)
-----------------------------------------------------------------------------------

                                                                $
         Troy Financial Corp. .                     1,745                   47,080
         Trust Co. of New Jersey                    2,800                   77,927
         Trustco Bank Corp. (New
          York)^. . . . . . . .                    12,783                  137,801
         UCBH Holdings, Inc.. .                     3,388                  143,821
         Umpqua Holdings Corp..                     6,976                  127,312
         Union Bankshares Corp.                       700                   19,075
         United Bankshares,
          Inc.^ . . . . . . . .                     6,600                  191,803
         United Community Banks,
          Inc.. . . . . . . . .                     2,100                   51,177
         United Community
          Financial Corp. . . .                     3,300                   28,545
         United National Bancorp                    3,648                   84,086
         UNIZAN FINANCIAL Corp.                     3,990                   78,802
         USB Holding Co., Inc..                     1,208                   21,382
         VIB Corp.. . . . . . .                     2,200                   33,132
         Virginia Financial
          Group, Inc. . . . . .                       700                   20,860
         W Holding Co., Inc.. .                     7,150                  117,331
         Washington Trust
          Bancorp . . . . . . .                     1,400                   27,342
         Waypoint Financial Corp                    6,400                  113,920
         Wesbanco, Inc. . . . .                     4,100                   95,899
         West Coast Bancorp
          (Oregon). . . . . . .                     2,300                   34,845
         Willow Grove Bancorp,
          Inc.. . . . . . . . .                     1,900                   26,410
         Yardville National
          Bancorp . . . . . . .                     1,400                   24,136

                                                                 -----------------
                                                                        10,355,764
                                                                 -----------------
         DIVERSIFIED FINANCIALS (1.7%)
         Advanta Corp.. . . . .                     3,500                   32,690
         Amcore Financial, Inc.                     4,200                   91,140
         American Financial
          Holdings, Inc.. . . .                     3,977                  118,833
         American Home Mortgage
          Holdings, Inc.^ . . .                     1,900                   20,900
         Ameritrade Holding
          Corp. . . . . . . . .                    14,800                   83,768
         Boston Private
          Financial
          Holdings, Inc.. . . .                     3,700                   73,482
         Cash America
          International, Inc. .                     3,500                   33,320
         Charter Municipal
          Mortgage Acceptance
          Co. . . . . . . . . .                     7,300                  126,801
         Coastal Financial Corp.                      400                    5,456
         CoBiz, Inc.. . . . . .                       400                    5,940
         CompuCredit Corp.*^. .                     2,888                   20,418
         Credit Acceptance
          Corp.*. . . . . . . .                     2,100                   13,400
         DVI, Inc.* . . . . . .                     2,800                   21,140
         Euronet Worldwide, Inc.                    3,200                   23,520
         First of Long Island
          Corp. . . . . . . . .                       100                    3,650
         Friedman, Billings,
          Ramsey Group, Inc.,
          Class A*. . . . . . .                     3,400                   31,824
         Gabelli Asset
          Management,
          Class A*^ . . . . . .                     1,300                   39,052
         Hudson River Bancorp .                     1,900                   47,025
         iDine Rewards Network,
          Inc.. . . . . . . . .                     2,300                   24,426
         Interchange Financial
          Services Corp.. . . .                       600                    9,660
         Irwin Financial Corp.^                     3,300                   54,450
         Knight Trading Group,
          Inc.* . . . . . . . .                    11,700                   56,043
         LendingTree, Inc.. . .                     1,600                   20,608
         MainSource Financial
          Group, Inc. . . . . .                       210                    5,042
         Metris Cos., Inc.^ . .                     5,500                   13,585
         MFA Mortgage
          Investments, Inc. . .                     7,000                   58,800
         Midwest Banc Holdings,
          Inc.. . . . . . . . .                       650                   12,318
         NCP Trust* . . . . . .                       700                       --
         NetBank, Inc.* . . . .                     8,700                   84,216
         New Century Financial
          Corp.^. . . . . . . .                     2,300                   58,397
         Oriental Financial
          Group, Inc. . . . . .                     1,086                   26,694
         Redwood Trust, Inc.
          (REIT)^ . . . . . . .                     1,900                   52,630
         Saxon Capital, Inc.. .                     4,700                   58,797
         SoundView Technology
          Group, Inc.*. . . . .                     7,466                   11,199
         SWS Group, Inc.^ . . .                     1,782                   24,164
         UMB Financial Corp.. .                     3,174                  121,440
         Westcorp . . . . . . .                     1,260                   26,460
         WFS Financial, Inc.* .                       900                   18,820
         Wintrust Financial
          Corp.^. . . . . . . .                     2,700                   84,564
         World Acceptance Corp.*                      600                    4,566
         WSFS Financial Corp. .                     1,700                   56,049

                                                                 -----------------
                                                                         1,675,287
                                                                 -----------------
                                             NUMBER                    VALUE
                                            OF SHARES                 (NOTE 1)
-----------------------------------------------------------------------------------

         INSURANCE (2.2%)
         Alfa Corp. . . . . . .                     5,200              $    62,457
         American Physicians
          Capital, Inc.*. . . .                     2,000                   37,620
         Argonaut Group, Inc.^.                     2,700                   39,825
         Baldwin & Lyons, Inc..                     1,100                   25,905
         Ceres Group, Inc.* . .                     4,900                    9,408
         CNA Surety Corp. . . .                     1,400                   10,990
         Commerce Group, Inc. .                     3,900                  146,211
         Corvel Corp.*. . . . .                       750                   26,812
         Crawford & Co., Class B                    3,100                   15,500
         Delphi Financial Group,
          Inc., Class A . . . .                     2,342                   88,902
         FBL Financial Group,
          Inc., Class A . . . .                     1,174                   22,858
         Financial Industries
          Corp. . . . . . . . .                       500                    7,120
         FPIC Insurance Group,
          Inc.*^. . . . . . . .                     2,500                   17,250
         Fremont General Corp.^                    10,116                   45,421
         Great American
          Financial
          Resources, Inc. . . .                       700                   12,040
         Harleysville Group,
          Inc.. . . . . . . . .                     5,000                  132,150
         Hilb, Rogal & Hamilton
          Co. . . . . . . . . .                     5,100                  208,590
         Horace Mann Educators
          Corp. . . . . . . . .                     5,800                   88,914
         Insurance Auto
          Auctions, Inc.* . . .                     2,068                   34,308
         Kansas City Life
          Insurance Co. . . . .                       600                   22,740
         Landamerica Financial
          Group, Inc. . . . . .                     2,600                   92,170
         Lennox International,
          Inc.^ . . . . . . . .                     7,801                   97,903
         Midland Co.. . . . . .                     1,000                   19,000
         National Western Life
          Insurance Co., Class
          A*. . . . . . . . . .                       400                   38,400
         Navigators Group, Inc.
          (The) . . . . . . . .                       200                    4,590
         Odyssey Reinsurance Holdings
          Corp.^                                    2,700                   47,790
         Ohio Casualty Corp.* .                     8,600                  111,370
         Pico Holdings, Inc.* .                       800                   10,744
         PMA Capital Corp.,
          Class A^. . . . . . .                     5,100                   73,083
         Presidential Life Corp.                    4,700                   46,671
         ProAssurance Corp.*. .                     4,264                   89,544
         RLI Corp.. . . . . . .                     2,550                   71,145
         Selective Insurance
          Group, Inc.^. . . . .                     4,700                  118,346
         State Auto Financial
          Corp. . . . . . . . .                     1,200                   18,600
         Stewart Information
          Services Corp.* . . .                     3,100                   66,309
         Triad Guaranty, Inc.*.                     1,500                   55,290
         UICI*. . . . . . . . .                     6,700                  104,185
         United Fire & Casualty
          Co. . . . . . . . . .                       700                   23,415
         Universal American
          Financial Corp.*. . .                     4,500                   26,186
         Vesta Insurance Group,
          Inc.. . . . . . . . .                     7,600                   20,900
         Zenith National
          Insurance Corp. . . .                     1,400                   32,928

                                                                 -----------------
                                                                         2,223,590
                                                                 -----------------
         INVESTMENT COMPANIES (0.2%)
         American Capital
          Strategies Ltd.^. . .                     6,156                  132,908
         BKF Capital Group,
          Inc.* . . . . . . . .                       400                    7,060
         Gladstone Capital Corp.                    2,000                   32,740
         MCG Capital Corp.^ . .                     4,300                   46,182

                                                                 -----------------
                                                                           218,890
                                                                 -----------------
         REAL ESTATE (7.3%)
         Alexander's, Inc.(REIT)
          * . . . . . . . . . .                       200                   12,910
         Alexandra Real Estate
          Equities, Inc. (REIT)                     3,200                  136,320
         AMLI Residential
          Properties
          Trust (REIT). . . . .                     3,000                   63,840
         Anthracite Capital,
          Inc. (REIT)^. . . . .                     5,700                   62,130
         Anworth Mortgage Asset
          Corp. (REIT)^ . . . .                     2,700                   33,939
         APEX Mortgage Capital,
          Inc. (REIT) . . . . .                     3,500                   22,890
         Associated Estates
          Realty (REIT) . . . .                     3,800                   25,650
         Avatar Holdings, Inc..                       200                    4,600
         Bedford Property
          Investors,
          Inc. (REIT) . . . . .                     3,000                   77,070
         Boykin Lodging Co.,
          Inc. (REIT) . . . . .                     3,300                   30,789
         Brandywine Realty Trust
          (REIT)^ . . . . . . .                     4,800                  104,688

167


EQ ADVISORS TRUST
EQ/SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002
                                             NUMBER                    VALUE
                                            OF SHARES                 (NOTE 1)
-----------------------------------------------------------------------------------

         Capital Automotive                                     $
          (REIT). . . . . . . .                     4,200        99,540
         Capstead Mortgage Corp.
          (REIT)^ . . . . . . .                     2,260                   55,709
         CBL & Associates
          Properties,
          Inc. (REIT) . . . . .                     2,800                  112,140
         Center Trust, Inc.
          (REIT). . . . . . . .                     3,100                   24,180
         Chateau Communities,
          Inc. (REIT)^. . . . .                     4,500                  103,500
         Chelsea Property Group,
          Inc. (REIT) . . . . .                     4,400                  146,564
         Colonial Properties
          Trust (REIT)^ . . . .                     2,600                   88,244
         Commercial Net Lease
          Realty (REIT) . . . .                     6,400                   98,112
         Cornerstone Realty
          Income Trust, Inc.
          (REIT). . . . . . . .                     8,100                   64,476
         Corporate Office Properties
          (REIT)^. . . . .                          2,500                   35,075
         Correctional Properties
          Trust (REIT). . . . .                     1,600                   34,720
         Crown American Realty
          Trust (REIT). . . . .                     4,800                   44,160
         EastGroup Properties
          (REIT). . . . . . . .                     2,800                   71,400
         Entertainment
          Properties Trust
          (REIT). . . . . . . .                     2,700                   63,504
         Equity Inns, Inc.
          (REIT). . . . . . . .                     6,500                   39,130
         Equity One, Inc. . . .                     2,500                   33,375
         Essex Property Trust,
          Inc. (REIT)^. . . . .                     1,900                   96,615
         FBR Asset Investment
          Corp. (REIT). . . . .                     2,700                   91,530
         Federal Realty
          Investment Trust
          (REIT). . . . . . . .                     5,700                  160,284
         FelCor Lodging Trust,
          Inc. (REIT) . . . . .                     7,513                   85,949
         Gables Residential
          Trust (REIT)^ . . . .                     4,500                  112,185
         Getty Realty Corp. . .                     2,700                   51,165
         Glenborough Realty
          Trust,
          Inc. (REIT) . . . . .                     3,500                   62,370
         Glimcher Realty Trust
          (REIT)^ . . . . . . .                     5,600                   99,400
         Great Lakes REIT, Inc.
          (REIT). . . . . . . .                     3,300                   54,945
         Health Care Reit, Inc.
          (REIT)  . . . . . . .                     5,700                  154,185
         Healthcare Realty
          Trust, Inc.(REIT) . .                     6,196                  181,233
         Heritage Property
          Investment Trust
          (REIT). . . . . . . .                     2,100                   52,437
         Home Properties of New
          York,
          Inc. (REIT) . . . . .                     3,600                  124,020
         HRPT Properties Trust
          (REIT)^ . . . . . . .                    20,600                  169,744
         Impac Mortgage
          Holdings, Inc. (REIT)                     5,600                   64,400
         Innkeepers USA Trust
          (REIT). . . . . . . .                     4,100                   31,406
         Insignia Financial
          Group, Inc.,
          Class A*. . . . . . .                     4,233                   30,689
         Investors Real Estate
          Trust (REIT). . . . .                     3,300                   32,934
         IRT Property Co. (REIT)                    6,300                   74,781
         JDN Realty Corp. (REIT)                    7,250                   79,387
         Jones Lang LaSalle,
          Inc.* . . . . . . . .                     5,400                   83,052
         Keystone Property Trust
          (REIT). . . . . . . .                     3,800                   64,486
         Kilroy Realty Corp.
          (REIT). . . . . . . .                     4,400                  101,420
         Koger Equity, Inc.
          (REIT). . . . . . . .                     4,200                   65,520
         Kramont Realty Trust
          (REIT). . . . . . . .                     1,700                   24,905
         La Quinta Corp.* . . .                    21,050                   92,620
         LaSalle Hotel
          Properties (REIT) . .                     2,000                   28,000
         Lexington Corp.
          Properties
          Trust (REIT). . . . .                     5,200                   82,680
         LNR Property Corp. . .                     4,000                  141,600
         LTC Properties, Inc. .                       600                    4,032
          Manufactured Home
          Communities, Inc.
          (REIT). . . . . . . .                     2,300                   68,149
         MeriStar Hospitality
          Corp. (REIT). . . . .                     5,078                   33,515
         Mid America Apartment
          Communities, Inc.
          (REIT). . . . . . . .                     2,300                   56,235
         Mid-Atlantic Realty
          Trust (REIT). . . . .                     2,100                   36,540
         Mills Corp. (REIT)^. .                     2,900                   85,086
         Mission West
          Properties,
          Inc.(REIT)^ . . . . .                       900                    8,910
                                             NUMBER                    VALUE
                                            OF SHARES                 (NOTE 1)
-----------------------------------------------------------------------------------

         National Health                                        $
          Investors, Inc. (REIT)                    4,200                     67,536
         Nationwide Health
          Properties, Inc.
          (REIT). . . . . . . .                     8,600                    128,398
         Novastar Financial,
          Inc.^ . . . . . . . .                     2,100                     65,163
         Pan Pacific Retail
          Properties, Inc.
          (REIT). . . . . . . .                     5,930                    216,623
         Parkway Properties,
          Inc. (REIT) . . . . .                     1,400                     49,112
         Pennsylvannia Real
          Estate Investment
          Trust (REIT). . . . .                     1,500                     39,000
         Penn Virginia Corp.. .                     1,600                     58,160
         Post Properties, Inc.
          (REIT). . . . . . . .                     5,800                    138,620
         Prentiss Properties
          Trust (REIT). . . . .                     4,300                    121,604
         PS Business Parks,
          Inc., Class A (REIT).                     2,000                     63,600
         RAIT Investment Trust
          (REIT). . . . . . . .                     1,700                     36,720
         Ramco-Gershenson
          Properties
          Trust (REIT). . . . .                     1,800                     35,550
         Realty Income Corp.
          (REIT). . . . . . . .                     5,700                    199,500
         RFS Hotel Investors,
          Inc. (REIT) . . . . .                     4,200                     45,612
         Saul Centers, Inc.
          (REIT). . . . . . . .                       900                     21,420
         Senior Housing
          Properties
          Trust (REIT). . . . .                     5,400                     57,294
         Shurgard Storage
          Centers, Class A
          (REIT). . . . . . . .                     5,600                    175,504
         Sizeler Properties
          Investors, Inc. (REIT)                    3,100                     28,799
         SL Green Realty Corp.
          (REIT)^ . . . . . . .                     3,600                    113,760
         Sovran Self Storage,
          Inc. (REIT) . . . . .                     2,700                     76,572
         Summit Properties, Inc.
          (REIT). . . . . . . .                     4,700                     83,660
         Sun Communities, Inc..
          (REIT)  . . . . . . .
                                                    2,700                     98,739
         Taubman Center, Inc.
          (REIT)  . . . . . . .                     5,300                     86,019
         The Macerich Co. (REIT)                    5,500                    169,125
         Thornberg Mortgage
          Asset Corp.^. . . . .                     7,100                    142,710
         Town & Country Trust
          (REIT). . . . . . . .                     2,200                     46,420
         Trammell Crow Co.* . .                     3,600                     32,400
         U.S. Restaurant
          Properties Master L.P.
          (REIT). . . . . . . .                     3,400                     47,872
         Universal Health Realty
          Income (REIT) . . . .                     2,000                     52,500
         Urstadt Biddle
          Properties, Inc.,
          Class A (REIT). . . .                     1,300                     14,404
         Ventas, Inc. (REIT). .                    11,500                    131,675
         Washington Real Estate
          Investment Trust
          (REIT)^ . . . . . . .                     6,600                    168,300

                                                                   -----------------
                                                                           7,287,435
                                                                   -----------------
         U.S. GOVERNMENT AGENCIES (0.1%)
         Federal Agricultural
          Mortgage Corp., Class                     1,300
          C*^ . . . . . . . . .                                               39,832
                                                                   -----------------
          TOTAL FINANCIALS  . .                                           21,800,798
                                                                   -----------------
         HEALTH CARE (12.5%)
         BIOTECHNOLOGY (2.9%)
         Acacia Research Corp.-
          Acacia Technologies*^                     1,975                      4,760
         Acacia Research Corp.-
          CombiMatrix*^ . . . .                     3,402                     12,384
         Aksys Ltd.*. . . . . .                     5,300                     28,090
         Alkermes, Inc.*. . . .                     8,000                     50,160
         Antigenics, Inc.*^ . .                     4,300                     44,032
         Applera Corp.-
          Celera Genomics Group*                   10,400                     99,320
         Applied Molecular
          Evolution, Inc.*. . .                     2,900                      5,945
         Arena Pharmaceuticals,
          Inc.*^. . . . . . . .                     3,900                     25,389
         Arqule, Inc.*^ . . . .                     3,700                     11,285
         Avigen, Inc.*^ . . . .                     4,100                     23,411

168

EQ ADVISORS TRUST
EQ/SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002
                                             NUMBER                    VALUE
                                            OF SHARES                 (NOTE 1)
---------------------------------------------------------------------------------------

         Bio-Rad Laboratories,                                  $
          Inc., Class A*. . . .                     2,400                     92,880
         Bio-Technology General
          Corp.*^ . . . . . . .                     8,100                     25,928
         Cambrex Corp.. . . . .                     3,300                     99,693
         Cell Therapeutics,
          Inc.*^. . . . . . . .                     5,461                     39,701
         Cholestech Corp. . . .                     2,500                     17,125
         Computer Programs &
          Systems, Inc.^. . . .                       800                     19,800
         Cryolife, Inc.*^ . . .                     3,860                     26,364
         CV Therapeutics, Inc.*^                    4,056                     73,900
         Decode Genetics, Inc.*                     5,600                     10,360
         Digene Corp.*. . . . .                     2,500                     28,650
         Eclipsys Corp.*. . . .                     6,500                     34,775
         Embrex, Inc. . . . . .                     1,500                     16,692
         Enzo Biochem, Inc.*. .                     3,184                     44,576
         Enzon, Inc.*^. . . . .                     6,500                    108,680
         Exact Sciences Corp.*.                     2,400                     25,992
         Exelixis, Inc.*. . . .                     7,400                     59,200
         Genencor International,
          Inc.*^. . . . . . . .                       800                      7,824
         Genzyme Corp -
          Genzyme Biosurgery
          Division* . . . . . .                     3,800                      9,690
         Geron Corp.* . . . . .                     4,300                     15,480
         Ilex Oncology, Inc.* .                     5,961                     42,085
         Illumina Inc.* . . . .                     2,600                      8,762
         Incyte Pharmaceuticals,
          Inc.* . . . . . . . .                    12,000                     54,720
         Indevus
          Pharmaceuticals, Inc.*                    7,900                     16,898
         Integra LifeSciences
          Holdings Corp.* . . .                     3,300                     58,245
         InterMune, Inc.* . . .                     3,800                     96,938
         Interpore
          International, Inc. .                     2,800                     17,920
         Inverness Medical
          Innovations, Inc.*^                       1,100                     14,465
         Kendle International,
          Inc.* . . . . . . . .                     1,700                     14,962
         Kensey Nash Corp.. . .                     1,600                     29,232
         Kyphon, Inc.*^ . . . .                     1,800                     15,372
         Landauer, Inc. . . . .                     1,600                     55,600
         Lexicon Genetics, Inc.*                    4,480                     21,190
         Martek Biosciences
          Corp.*^ . . . . . . .                     3,468                     87,255
         Maxygen, Inc.* . . . .                     3,900                     29,718
         Medarex Inc.*. . . . .                    10,700                     42,265
         Meridian Medical
          Technologies, Inc.. .                       700                     31,080
         Merit Medical Systems,
          Inc.. . . . . . . . .                     2,200                     43,824
         Molecular Devices
          Corp.*. . . . . . . .                     3,000                     49,410
         Myriad Genetics, Inc.*^                    3,400                     49,640
         Nabi
          Biopharmaceuticals* .                     7,057                     43,753
         Neose Technologies,
          Inc.* . . . . . . . .                     1,768                     15,682
         Neurocrine Biosciences,
          Inc.* . . . . . . . .                     4,384                    200,173
         Neurogen Corp.*. . . .                     1,500                      5,445
         Onyx Pharmaceuticals,
          Inc.* . . . . . . . .                     3,000                     17,430
         Peregrine
          Pharmaceuticals, Inc.*                   11,800                      9,204
         PracticeWorks, Inc.. .                     3,900                     30,810
         Prime Medical Services,
          Inc.. . . . . . . . .                     3,100                     26,877
         Protein Design Labs,
          Inc.* . . . . . . . .                    13,600                    115,600
         QuadraMed, Corp.*. . .                     4,600                     12,052
         Quidel Corp. . . . . .                     2,200                      7,632
         Radiologix, Inc. . . .                     3,900                      9,009
         Regeneron
          Pharmaceuticals,
          Inc.*^. . . . . . . .                     5,300                     98,103
         Sangamo Biosciences,
          Inc.* . . . . . . . .                     1,800                      5,418
         Sangstat Medical Corp.*                    3,600                     40,680
         Sequenom, Inc.*. . . .                     8,200                     14,760
         SuperGen, Inc.*^ . . .                     6,400                     23,232
         Telik, Inc.*^. . . . .                     5,800                     67,628
         Texas Biotech Corp.* .                     4,469                      6,257
         The Medicines Co.*^. .                     4,000                     64,080
         Transkaryotic
          Therapies, Inc.*. . .                     4,700                     46,530
         TRC Cos., Inc.*^ . . .                     2,050                     26,917
         TriPath Imaging, Inc.*                     3,600                      9,648
         Tularik, Inc.* . . . .                     7,300                     54,458
         US Onconlogy, Inc.*^ .                    12,158                    105,410
         Vical, Inc.* . . . . .                     2,600                      9,022

                                                                   -----------------
                                                                           2,907,477
                                                                   -----------------
                                              NUMBER                    VALUE
                                            OF SHARES                 (NOTE 1)
---------------------------------------------------------------------------------------

         HEALTH CARE EQUIPMENT & SERVICES (6.8%)
                                                                $
         Abgenix, Inc.*^. . . .                    11,800                     86,966
         Abiomed, Inc.* . . . .                     2,304                      8,386
         Advanced
          Neuromodulation
          Systems, Inc.*^ . . .                     1,600                     56,160
         Albany Molecular
          Research, Inc.*^. . .                     3,800                     56,206
         Align Technology,
          Inc.*^. . . . . . . .                     6,900                     19,051
         Alliance Imaging, Inc.                     1,100                      5,830
         American Healthways,
          Inc.*^. . . . . . . .                     2,250                     39,375
         American Medical
          Security
          Group, Inc.*. . . . .                     1,600                     22,368
         American Medical
          Systems
          Holdings, Inc.*^. . .                     3,000                     48,630
         AMERIGROUP Corp.*. . .                     1,200                     36,372
         AmeriPath, Inc.* . . .                     5,000                    107,500
         Amsurg Corp.*. . . . .                     3,500                     71,505
         Angelica Corp. . . . .                     1,800                     37,170
         Apria Healthcare Group,
          Inc.* . . . . . . . .                     6,100                    135,664
         Arrow International,
          Inc.. . . . . . . . .                     1,700                     69,139
         Arthrocare Corp.*^ . .                     3,700                     36,445
         Beverly Enterprises,
          Inc.* . . . . . . . .                    16,900                     48,165
         Bio-Reference Labs,
          Inc.. . . . . . . . .                     2,200                     13,574
         BioReliance Corp.. . .                       500                     11,585
         Biosite, Inc.*^. . . .                     1,656                     56,337
         Britesmile, Inc.*. . .                     1,800                        594
         Bruker Daltonics, Inc.*                    2,600                     12,636
         Cantel Medical Corp. .                     1,600                     20,256
         Cardiac Science, Inc.*                     8,400                     18,564
         Cardiodynamics
          International Corp.*.                     3,729                     11,448
         Cell Genesys, Inc.*^ .                     5,900                     65,791
         Centene Corp.* . . . .                     1,100                     36,949
         Cepheid, Inc.* . . . .                     5,100                     26,000
         Cerus Corp.*^. . . . .                     2,528                     54,352
         Closure Medical Corp.*                       800                      8,384
         COBALT Corp. . . . . .                     2,100                     28,980
         Cole National Corp.* .                       900                     10,260
         Conceptus, Inc.*^. . .                     3,200                     38,336
         Conmed Corp.*. . . . .                     4,800                     94,032
         Cooper Cos., Inc.. . .                     4,500                    112,590
         Covance, Inc.* . . . .                     9,600                    236,064
         Curative Health
          Services, Inc.*^. . .                     2,000                     34,500
         Cyberonics*. . . . . .                     3,900                     71,760
         Datascope Corp.. . . .                     2,300                     57,042
         Dianon Systems, Inc.*.                     1,161                     55,391
         Diversa Corp.* . . . .                     4,400                     39,820
         Dynacq International,
          Inc.*^. . . . . . . .                     1,000                     14,368
         Endocare, Inc.*+ . . .                     4,456                      6,684
         Epix Medical, Inc. . .                     2,400                     17,352
         First Consulting Group,
          Inc.* . . . . . . . .                     2,900                     16,704
         Gene Logic, Inc.*. . .                     4,400                     27,676
         Genesis Health
          Ventures, Inc.. . . .                     5,100                     78,795
         Gentiva Health
          Services, Inc.* . . .                     5,000                     44,050
         Haemonetics Corp.*^. .                     2,400                     51,504
         Hanger Orthopedic
          Group, Inc.*. . . . .                     3,300                     43,395
         Harvard Bioscience,
          Inc.*^. . . . . . . .                     3,200                     10,554
         Healthcare Services
          Group, Inc. . . . . .                     2,100                     27,384
         HealthExtras, Inc.*. .                     2,300                      9,315
         HealthTronics Surgical
          Services, Inc.* . . .                     2,100                     16,823
         Hologic, Inc.* . . . .                     3,700                     45,177
         Hooper Holmes, Inc.. .                     7,200                     44,208
         ICU Medical, Inc.* . .                     2,000                     74,600
         Idexx Laboratories,
          Inc.* . . . . . . . .                     4,800                    157,680
         Igen International,
          Inc.*^. . . . . . . .                     2,400                    102,840
         ImClone Systems, Inc.*^                    7,800                     82,844
         Immucor,  Inc.^. . . .                     2,000                     40,500
         Immunomedics, Inc.^. .                     5,600                     25,872
         Impath, Inc.*^ . . . .                     2,800                     55,216
         Inamed Corp.*. . . . .                     2,292                     70,594

169


EQ ADVISORS TRUST
EQ/SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002
                                              NUMBER                    VALUE
                                            OF SHARES                 (NOTE 1)
---------------------------------------------------------------------------------------

         Inhale Therapeutic
          Systems, Inc.*. . . .                     9,000                $    72,720
         Intuitive Surgical,
          Inc.* . . . . . . . .                     6,000                     36,960
         Invacare Corp. . . . .                     3,900                    129,870
         Kindred Healthcare,
          Inc.^ . . . . . . . .                     2,400                     43,562
         LabOne, Inc.*. . . . .                     1,300                     23,036
         Lifeline Systems, Inc.                       300                      6,729
         Luminex Corp.* . . . .                     3,100                     12,741
         Matria Healthcare, Inc.                    1,800                     15,642
         Med-Design Corp.*^ . .                     2,000                     16,116
         Medcath Corp.*^. . . .                     1,700                     17,000
         MedQuist, Inc.*. . . .                     1,988                     40,277
         Mentor Corp.^. . . . .                     2,900                    111,650
         Mine Safety Appliances
          Co. . . . . . . . . .                       900                     29,025
         Napro Biotherapeutics,
          Inc.* . . . . . . . .                     3,900                      2,652
         National Healthcare
          Corp. . . . . . . . .                       900                     15,750
         NDC Health Corp. . . .                     4,808                     95,679
         Neopharm, Inc.*^ . . .                     2,130                     21,598
         Oakley, Inc.*. . . . .                     3,300                     33,891
         Ocular Sciences, Inc.*                     3,200                     49,664
         Odyssey HealthCare,
          Inc.. . . . . . . . .                     2,100                     72,870
         Option Care, Inc.* . .                     3,200                     25,472
         OraSure Technologies,
          Inc.*^. . . . . . . .                     5,300                     28,885
         Orthologic Corp.*. . .                     3,000                     10,830
         PacifiCare Health
          Systems, Inc.*^ . . .                     5,300                    148,930
         Parexel International
          Corp.*. . . . . . . .                     4,500                     49,455
         Pediatrix Medical
          Group, Inc.*. . . . .                     3,400                    136,204
         PolyMedica Corp.*^ . .                       665                     20,509
         Possis Medical, Inc.*.                     3,200                     57,600
         Priority Healthcare
          Corp., Class B* . . .                     3,500                     81,200
         Province Healthcare
          Co.*^ . . . . . . . .                     6,700                     65,191
         PSS World Medical,
          Inc.* . . . . . . . .                    12,600                     86,184
         RehabCare Group, Inc.*                     2,200                     41,976
         RES-Care, Inc.*. . . .                     3,300                     11,976
         Resmed, Inc.*^ . . . .                     4,600                    140,622
         Respironics, Inc.* . .                     5,600                    170,413
         Rita Medical Systems,
          Inc.* . . . . . . . .                     1,700                      8,585
         Select Medical Corp.*.                     3,400                     45,866
         Serologicals Corp.*. .                     3,800                     41,800
         Service Corp.
          International*. . . .                    45,900                    152,388
         ShopKo Stores, Inc.* .                     5,100                     63,495
         Sierra Health Services,
          Inc.* . . . . . . . .                     3,500                     42,035
         Sonic Innovations,
          Inc.* . . . . . . . .                       600                      2,286
         SonoSite, Inc.*. . . .                     2,380                     31,107
         Specialty
          Laboratories*^. . . .                     1,500                     14,490
         Stericycle, Inc.*. . .                     5,100                    165,133
         Stewart Enterprises,
          Inc.. . . . . . . . .                    16,900                     94,150
         Sunrise Assisted
          Living, Inc.*^. . . .                     2,500                     62,225
         Sybron Dental
          Specialties, Inc.*. .                     5,500                     81,675
         Syncor International
          Corp. - Del*^ . . . .                     2,500                     69,325
         Tanox, Inc.* . . . . .                     4,300                     38,915
         Techne Corp.*. . . . .                     6,400                    182,835
         Theragenics Corp.* . .                     3,400                     13,702
         Therasense, Inc.*. . .                     4,100                     34,235
         Thoratec Corp.*^ . . .                     7,955                     60,697
         United Surgical
          Partners
          International, Inc.*^                     2,100                     32,804
         United Therapeutics
          Corp.*^ . . . . . . .                     2,980                     49,766
         Urologix, Inc.*. . . .                     2,900                      9,599
         US Physical Therapy,
          Inc.* . . . . . . . .                     2,250                     25,087
         VCA Antech, Inc.*. . .                     2,400                     36,000
         Ventana Medical
          Systems, Inc.*. . . .                     2,400                     55,320
         Viasys Healthcare,
          Inc.* . . . . . . . .                     3,500                     52,115
         Visx, Inc.*. . . . . .                     7,000                     67,060
         Vital Signs, Inc.. . .                       700                     20,916
         VitalWorks, Inc. . . .                     7,400                     28,490
         Vivus, Inc.* . . . . .                     4,800                     17,904
         Wright Medical Group,
          Inc.* . . . . . . . .                     3,100                     54,123
         Young Innovations, Inc.                    1,100                     25,597
         Zoll Medical Corp.*. .                     1,600                     57,072

                                                                   -----------------
                                                                           6,723,988
                                                                   -----------------


                                              NUMBER                    VALUE
                                            OF SHARES                 (NOTE 1)
---------------------------------------------------------------------------------------

         PHARMACEUTICALS (2.8%)
         aaiPharma, Inc.*^. . .                     2,200                $    30,844
         Adolor Corp.*^ . . . .                     5,500                     75,460
         Alexion
          Pharmaceuticals,
          Inc.*^. . . . . . . .                     3,280                     46,314
         Allos Therapeutics,
          Inc.^ . . . . . . . .                     4,500                     33,075
         Allscripts Healthcare
          Solutions, Inc.*. . .                     3,800                      9,082
         Alpharma, Inc., Class
          A^. . . . . . . . . .                     4,100                     48,831
         American Pharmaceutical
          Partners, Inc.* . . .                     1,600                     28,480
         Amylin Pharmaceuticals,
          Inc.*^. . . . . . . .                    10,198                    164,596
         Aphton Corp.*. . . . .                     4,692                     18,252
         Ariad Pharmaceuticals,
          Inc.* . . . . . . . .                     6,800                     16,320
         Array Biopharma, Inc.*                     2,100                     11,655
         AtheroGenics, Inc.*. .                     4,900                     36,309
         Atrix Labs, Inc.*^ . .                     3,700                     56,754
         Bentley
          Pharmaceuticals, Inc.*                    1,100                      8,855
         BioMarin
          Pharmaceuticals, Inc.*                    6,868                     48,419
         Biopure Corp.*^. . . .                     3,520                     13,094
         Bone Care
          International, Inc.*.                     1,000                      9,730
         Bradley
          Pharmaceuticals, Inc.                     1,800                     23,454
         Cima Labs, Inc.* . . .                     2,300                     55,639
         Columbia Laboratories,
          Inc.* . . . . . . . .                     4,200                     14,112
         Connetics Corp.* . . .                     5,577                     67,036
         Corixa Corp.*^ . . . .                     8,204                     52,424
         Cubist Pharmaceuticals,
          Inc.* . . . . . . . .                     4,549                     37,438
         CuraGen Corp.* . . . .                     7,900                     36,735
         D&K Healthcare
          Resources, Inc.^. . .                     2,700                     27,648
         Delta & Pine Land Co..                     6,300                    128,583
         Durect Corp.*. . . . .                     2,200                      4,444
         Endo Pharmaceuticals
          Holdings, Inc.*.                          4,300                     33,106
         Eon Labs, Inc.*. . . .                     1,200                     22,692
         Esperion Therapeutics,
          Inc.* . . . . . . . .                     4,800                     34,118
         First Horizon
          Pharmaceutical Corp.*^                    4,450                     33,277
         Genta, Inc.*^. . . . .                     6,000                     46,140
         Guilford
          Pharmaceuticals, Inc.*                    4,700                     18,706
         Immunogen, Inc.* . . .                     6,329                     19,620
         Impax Laboratories,
          Inc.*^. . . . . . . .                     3,900                     15,639
         Isis Pharmaceuticals,
          Inc.*^. . . . . . . .                     8,400                     55,356
         KOS Pharmaceuticals,
          Inc.*^. . . . . . . .                     1,200                     22,800
         Kosan Biosciences,
          Inc.* . . . . . . . .                     2,800                     16,996
         KV Pharmaceutical Co.^                     3,300                     76,560
         LA Jolla Pharmaceutical
          Co.*^ . . . . . . . .                     7,700                     50,050
         Lannett Co., Inc.. . .                     1,000                     16,380
         Ligand Pharmaceuticals,
          Inc.,
          Class B*^ . . . . . .                     8,700                     46,719
         MGI Pharma, Inc.*^ . .                     4,800                     34,800
         MIM Corp.*^. . . . . .                     3,600                     20,880
         Nastech Pharmaceutical
          Co., Inc. . . . . . .                     1,700                     14,535
         Noven Pharmaceuticals,
          Inc.* . . . . . . . .                     3,900                     35,997
         NPS Pharmaceuticals,
          Inc.*^. . . . . . . .                     4,484                    112,862
         OSI Pharmaceuticals,
          Inc.*^. . . . . . . .                     5,500                     90,200
         Pain Therapeutics,
          Inc.* . . . . . . . .                     2,200                      5,258
         Penwest Pharmaceuticals
          Co.*. . . . . . . . .                     2,300                     24,380
         Perrigo Co.* . . . . .                    10,500                    127,575
         Pharmaceutical
          Resources, Inc.*. . .                     2,600                     77,480
         Pharmacopeia, Inc.*. .                     3,600                     32,112
         Pozen, Inc.* . . . . .                     2,300                     11,845
         Praecis
          Pharmaceuticals, Inc.*                    9,400                     30,550
         Progenics
          Pharmaceuticals, Inc.*                    1,000                      6,660
         Rigel Pharmaceuticals,
          Inc.* . . . . . . . .                     1,900                      2,071
         Salix Pharmaceuticals
          Ltd.. . . . . . . . .                     3,400                     23,766
         Scios, Inc.* . . . . .                     7,200                    234,576
         Sepracor, Inc.*^ . . .                    10,600                    101,124
         Triangle
          Pharmaceuticals, Inc.*                    6,200                     36,828
         Trimeris, Inc.*^ . . .                     2,232                     96,177
         Versicor, Inc.*^ . . .                     4,000                     43,160
         West Pharmaceutical
          Services, Inc.. . . .                     1,657                     40,431
         Women First Healthcare
          Inc*. . . . . . . . .                     2,600                     11,859

170


EQ ADVISORS TRUST
EQ/SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002
                                              NUMBER                    VALUE
                                            OF SHARES                 (NOTE 1)
---------------------------------------------------------------------------------------

         Zymogenetics, Inc. . .                     1,000                $     9,900

                                                                   -----------------
                                                                           2,836,768
                                                                   -----------------
          TOTAL HEALTH CARE . .                                           12,468,233
                                                                   -----------------
         INDUSTRIALS (15.5%)
         AEROSPACE & DEFENSE (0.9%)
         AAR Corp.. . . . . . .                     5,050                     26,008
         Aeroflex, Inc.*. . . .                     8,850                     61,065
         Armor Holdings, Inc.*.                     3,204                     44,119
         BE Aerospace, Inc.*^ .                     7,300                     26,572
         Curtiss-Wright Corp.^.                     1,900                    121,258
         DRS Technologies, Inc.*                    2,300                     72,059
         Ducommun,  Inc.. . . .                     1,200                     19,020
         Gencorp, Inc.^ . . . .                     5,300                     41,976
         Heico Corp.. . . . . .                     1,500                     15,915
         Heico Corp., Class A .                        50                        414
         Herley Industries,
          Inc.*^. . . . . . . .                     2,500                     43,520
         Hexcel Corp.*. . . . .                     2,800                      8,400
         Integrated Defense
          Technologies, Inc.* .                     1,500                     21,750
         Kaman Corp., Class A .                     3,700                     40,700
         Moog, Inc., Class A* .                     2,782                     86,353
         Orbital Sciences Corp.*                    6,900                     29,118
         Sequa Corp., Class A*.                       700                     27,377
         Teledyne Technologies,
          Inc.* . . . . . . . .                     4,268                     66,922
         United Defense
          Industries, Inc.* . .                     2,900                     67,570
         United Industrial
          Corp.^. . . . . . . .                     2,300                     36,800

                                                                   -----------------
                                                                             856,916
                                                                   -----------------
         AIR FREIGHT & COURIERS (0.2%)
         Airborne, Inc.^. . . .                     7,200                    106,776
         EGL, Inc.*^. . . . . .                     4,900                     69,825

                                                                   -----------------
                                                                             176,601
                                                                   -----------------
         AIRLINES (0.4%)
         Airtran Holdings, Inc.*                   12,100                     47,190
         Alaska Air Group, Inc.*                    3,500                     75,775
         Atlantic Coast Airlines
          Holdings, Inc.*^. . .                     6,000                     72,180
         Atlas Air Worldwide
          Holdings, Inc.* . . .                     4,500                      6,795
         ExpressJet Holdings,
          Inc.* . . . . . . . .                     4,800                     49,200
         Frontier Airlines,
          Inc.*^. . . . . . . .                     5,700                     38,532
         Mesa Air Group, Inc.*.                     6,700                     27,269
         Mesaba Holdings, Inc.*                     2,100                     12,852
         Midwest Express
          Holdings, Inc.*^. . .                     1,950                     10,433
         UAL Corp.*^. . . . . .                    12,300                     17,589

                                                                   -----------------
                                                                             357,815
                                                                   -----------------
         AIRPORT SERVICES (0.0%)

         World Fuel Services                        1,100                     22,550
          Corp. . . . . . . . .                                    -----------------
         BUILDING PRODUCTS (1.0%)
         Aaon, Inc. . . . . . .                       900                     16,587
         Building Material
          Holding Corp.*. . . .                     2,200                     31,460
         Centex Construction
          Products, Inc.^ . . .                       700                     24,605
         Comfort Systems USA,
          Inc.* . . . . . . . .                     6,300                     21,105
         Corrections Corp. of
          America*. . . . . . .                     4,919                     84,361
         Dycom Industries, Inc.*                    7,033                     93,187
         ElkCorp.^. . . . . . .                     3,700                     64,010
         Florida Rock
          Industries, Inc.. . .                     3,500                    133,175
         Griffon Corp.* . . . .                     5,100                     69,462
         LSI Industries, Inc. .                     2,500                     34,625
         Monaco Coach Corp.*. .                     3,350                     55,443
         NCI Building Systems,
          Inc.* . . . . . . . .                     3,100                     67,642
         Nortek Holdings, Inc.*                     1,500                     68,625
         Simpson Manufacturing
          Co., Inc.*. . . . . .                     2,400                     78,960
         SurModics, Inc.*^. . .                     2,400                     68,832
         Trex Co., Inc.*. . . .                     1,300                     45,890
         William Lyon Homes,
          Inc.. . . . . . . . .                     1,000                     21,830

                                                                   -----------------
                                                                             979,799
                                                                   -----------------

                                              NUMBER                    VALUE
                                            OF SHARES                 (NOTE 1)
---------------------------------------------------------------------------------------

         COMMERCIAL SERVICES & SUPPLIES (5.1%)
         ABM Industries, Inc.^.                     6,200                $    96,100
         ADE Corp.* . . . . . .                       540                      3,224
         Administaff, Inc.*^. .                     4,200                     25,200
         Advisory Board Co.
          (The) . . . . . . . .                     1,200                     35,880
         Alderwoods Group, Inc.                     5,700                     26,955
         Ambassadors Group, Inc.                      300                      3,882
         American States Water
          Co. . . . . . . . . .                     2,450                     56,718
         AnswerThink, Inc.* . .                     8,000                     20,000
         Arbitron, Inc.*. . . .                     5,000                    167,500
         Banta Corp.. . . . . .                     4,500                    140,715
         Bowne & Co., Inc.. . .                     5,100                     60,945
         Brady Corp., Class A^.                     2,600                     86,710
         Bright Horizons Family
          Solutions, Inc.*. . .                     2,000                     56,240
         CACI International,
          Inc., Class A*. . . .                     4,300                    153,252
         Cadiz, Inc.*^. . . . .                     6,000                      3,300
         Calgon Carbon Corp.. .                     3,400                     16,796
         California Water
          Service Group . . . .                     1,500                     35,475
         Casella Waste Systems,
          Inc.* . . . . . . . .                     3,500                     31,115
         CDI Corp.* . . . . . .                     2,200                     59,356
         Central Parking Corp.^                     3,200                     60,352
         Century Business
          Services, Inc.* . . .                    10,000                     26,500
         Charles River
          Associates, Inc.* . .                       600                      8,496
         Clark/Bardes, Inc.*^ .                     1,900                     36,575
         Coinstar, Inc.*^ . . .                     3,800                     86,070
         Computer Horizons
          Corp.*. . . . . . . .                     2,800                      9,156
         Consolidated Graphics,
          Inc.* . . . . . . . .                     2,300                     51,175
         Corinthian Colleges,
          Inc.*^. . . . . . . .                     5,800                    219,588
         Cornell Cos., Inc.*. .                     2,200                     19,800
         CoStar Group, Inc.*. .                     2,400                     44,280
         CPI Corp.. . . . . . .                       700                     10,143
         Cross Country, Inc.*^.                     4,700                     65,565
         Cross Media Marketing
          Corp. . . . . . . . .                     1,600                        880
         DiamondCluster
          International, Inc.,
          Class A*. . . . . . .                     4,500                     14,130
         Digital River, Inc.* .                     4,800                     57,360
         DocuCorp International,
          Inc.. . . . . . . . .                     2,000                     13,242
         DoubleClick, Inc.* . .                    18,100                    102,446
         Ennis Business Forms,
          Inc.. . . . . . . . .                     1,400                     16,268
         EPIQ Systems, Inc.*. .                     2,050                     31,406
         Financial Federal
          Corp.*^ . . . . . . .                     2,500                     62,825
         Forrester Research,
          Inc.* . . . . . . . .                     2,800                     43,596
         G&K Services, Inc.,
          Class A . . . . . . .                     3,500                    123,903
         Gaiam, Inc.. . . . . .                     1,200                     12,444
         Heidrick & Struggles,
          Inc.* . . . . . . . .                     3,400                     49,878
         ICT Group, Inc.* . . .                     1,200                     13,908
         Imagistics
          International, Inc.^.                     2,600                     52,000
         Information Resources,
          Inc.* . . . . . . . .                     4,400                      7,040
         ITT Educational
          Services, Inc.* . . .                     6,400                    150,720
         Kelly Services, Inc.,
          Class A . . . . . . .                     3,100                     76,601
         kforce.com, Inc.*. . .                     3,340                     14,095
         Korn/Ferry
          International*. . . .                     5,292                     39,584
         Kroll, Inc.*^. . . . .                     3,800                     72,504
         Labor Ready, Inc.*^. .                     6,050                     38,841
         Lydall, Inc.*. . . . .                     1,400                     15,890
         Mail-Well, Inc.*^. . .                     3,064                      7,660
         Maximus, Inc.*^. . . .                     2,500                     65,250
         Medical Staffing
          Network
          Holdings, Inc.* . . .                       700                     11,200
         Memberworks, Inc.* . .                     1,800                     32,364
         Mobile Mini, Inc.*^. .                     2,468                     38,674
         MPS Group, Inc.* . . .                    13,817                     76,546
         Navigant International,
           Inc.*. . . . . . . .                     2,000                     24,660
         NCO Group, Inc.*^. . .                     2,900                     46,255
         New England Business
          Services, Inc.. . . .                     1,300                     31,720
         Newpark Resources,
          Inc.*^. . . . . . . .                    12,900                     56,115
         On Assignment, Inc.*^.                     4,100                     34,932

171


EQ ADVISORS TRUST
EQ/SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002
                                             NUMBER                    VALUE
                                            OF SHARES                 (NOTE 1)
---------------------------------------------------------------------------------------

         Paxar Corp.* . . . . .                     5,800                $    85,550
         Pegasus Solutions,
          Inc.*^. . . . . . . .                     4,750                     47,643
         Pegasystems, Inc.* . .                     1,300                      6,643
         Plexus Corp.*. . . . .                     5,900                     51,802
         Prepaid Legal Services,
          Inc.*^. . . . . . . .                     1,800                     47,160
         PRG-Schultz
          International, Inc.*^                     6,600                     58,740
         Princeton Review, Inc.
          (The)*. . . . . . . .                     1,300                      6,435
         Probusiness Services,
          Inc.* . . . . . . . .                     4,150                     41,500
         ProxyMed, Inc. . . . .                       300                      3,132
         QRS Corp.* . . . . . .                     1,600                     10,560
         Quanta Services, Inc..                     6,000                     21,000
         Quixote Corp.. . . . .                     1,400                     25,284
         Renaissance Learning,
          Inc.*^. . . . . . . .                     2,000                     37,800
         Rent-Way, Inc.*. . . .                     3,576                     12,516
         Resources Connection,
          Inc.* . . . . . . . .                     3,500                     81,235
         Right Management
          Consultants*^ . . . .                     3,325                     44,056
         Rollins, Inc.. . . . .                     2,700                     68,715
         S1 Corp.*. . . . . . .                    12,600                     56,196
         Sitel Corp.* . . . . .                     5,000                      6,000
         SOURCECORP, Inc.*. . .                     2,900                     53,911
         Spherion Corp.*. . . .                     9,580                     64,186
         SPSS, Inc.*. . . . . .                     2,100                     29,379
         Startek, Inc.* . . . .                     1,300                     35,880
         Strayer Education,
          Inc.^ . . . . . . . .                     1,700                     97,750
         Sylvan Learning
          Systems, Inc.*^ . . .                     5,100                     83,640
         Syntel, Inc.*. . . . .                     1,300                     27,313
         Tejon Ranch Co.* . . .                       800                     23,760
         Tetra Tech, Inc.*. . .                     8,215                    100,223
         Tetra Technologies,
          Inc.* . . . . . . . .                     2,500                     53,425
         Transmontaigne, Inc.*.                     2,100                      9,744
         U.S. Concrete, Inc.. .                     1,500                      8,205
         Unifirst Corp. . . . .                       700                     14,140
         URS Corp.* . . . . . .                     3,500                     49,805
         ValueClick, Inc. . . .                    12,800                     35,712
         Volt Infomation
          Sciences, Inc.* . . .                       800                     13,680
         Wackenhut Corrections
          Corp.*. . . . . . . .                       500                      5,555
         Wallace Computer
          Services, Inc.. . . .                     6,700                    144,117
         Waste Connections,
          Inc.*^. . . . . . . .                     4,200                    162,162
         Watson Wyatt & Co.
          Holdings*^. . . . . .                     2,700                     58,725
         Werner Enterprises,
          Inc.^ . . . . . . . .                     5,866                    126,295

                                                                   -----------------
                                                                           5,061,574
                                                                   -----------------
         CONSTRUCTION & ENGINEERING (1.0%)
         Ameron International
          Corp. . . . . . . . .                       600                     33,090
         Apogee Enterprises,
          Inc.. . . . . . . . .                     5,600                     50,126
         Baker (Michael) Corp..                       200                      2,190
         Beazer Homes USA, Inc.*                    1,675                    101,505
         Butler Manufacturing
          Co. . . . . . . . . .                       400                      7,740
         Dominion Homes, Inc.*.                       700                      9,975
         EMCOR Group, Inc.*^. .                     2,100                    111,321
         Hovnanian Enterprises,
          Inc.,
          Class A*^ . . . . . .                     2,100                     66,570
         Insituform
          Technologies*^. . . .                     4,300                     73,315
         Kaydon Corp. . . . . .                     5,200                    110,292
         M/I Schottenstein
          Homes, Inc. . . . . .                     2,300                     63,940
         MDC Holdings, Inc.^. .                     2,836                    108,505
         Modtech Holdings, Inc.                     1,800                     17,460
         Palm Harbor Homes,
          Inc.* . . . . . . . .                     2,300                     40,181
         Skyline Corp.. . . . .                       600                     17,700
         Thomas Industries, Inc.                    1,800                     46,908
         USG Corp.*^. . . . . .                     6,800                     57,460
         Walter Industries, Inc.                    5,200                     56,316
         Watts Industries, Inc.,
          Class A . . . . . . .                     3,200                     50,368
         WCI Communities, Inc..                     1,000                     10,200

                                                                   -----------------
                                                                           1,035,162
                                                                   -----------------
         ELECTRICAL EQUIPMENT (1.6%)
         Acuity Brands, Inc.. .                     5,925                     80,224
         Advanced Energy
          Industries, Inc.*^. .                     2,900                     36,888

                                              NUMBER                    VALUE
                                            OF SHARES                 (NOTE 1)
---------------------------------------------------------------------------------------

         Ametek, Inc. . . . . .                     5,100                $   196,299
         Arctic Cat, Inc. . . .                     3,100                     49,600
         Artisan Components,
          Inc.* . . . . . . . .                     2,800                     43,204
         Barnes Group, Inc. . .                     1,300                     26,455
         Belden, Inc. . . . . .                     3,300                     50,226
         Benchmark Electronics,
          Inc.* . . . . . . . .                     3,400                     97,444
         C&D Technology, Inc. .                     3,600                     63,612
         EDO Corp.^ . . . . . .                     2,200                     45,716
         Electroglas, Inc.*^. .                     5,300                      8,162
         Encore Wire Corp.* . .                     1,100                      9,955
         ESCO Technologies,
          Inc.* . . . . . . . .                     2,252                     83,324
         Esterline Technologies
          Corp.*. . . . . . . .                     2,800                     49,476
         Excel Technology, Inc.*                    1,292                     23,114
         FEI Co.* . . . . . . .                     3,444                     52,659
         Flir Systems, Inc.*^ .                     2,200                    107,360
         General Cable Corp.. .                     5,450                     20,710
         Genlyte Group, Inc.* .                     2,300                     71,668
         GrafTech International
          Ltd.* . . . . . . . .                     8,600                     51,256
         Ii-Vi, Inc.* . . . . .                     1,400                     22,484
         Medis Technologies Ltd.                      900                      4,500
         Power Integrations,
          Inc.* . . . . . . . .                     3,600                     61,200
         Research Frontiers,
          Inc.*^. . . . . . . .                     1,880                     15,679
         Roanoke Electric Steel
          Corp. . . . . . . . .                       600                      5,700
         Thomas & Betts Corp. .                     7,100                    119,990
         Universal Display
          Corp.*^ . . . . . . .                     3,756                     29,635
         Varian Semiconductor
          Equipment Associates,
          Inc.*^. . . . . . . .                     4,600                    109,301
         Vicor Corp.* . . . . .                     3,300                     27,228

                                                                   -----------------
                                                                           1,563,069
                                                                   -----------------
         HIGHWAYS & RAILTRACKS (0.1%)
         Florida East Coast
          Industries, Inc.,                         4,200
          Class A^. . . . . . .                                               97,440
                                                                   -----------------
         INDUSTRIAL CONGLOMERATES (0.3%)
         Actuant Corp.. . . . .                     1,700                     78,965
         Applied Films Corp.^ .                     2,100                     41,979
         Chemed Corp.^. . . . .                     1,200                     42,420
         Matthews International
          Corp.,
          Class A . . . . . . .                     4,900                    109,422
         Penn Engineering & MFG
          Corp. . . . . . . . .                     1,076                     11,459
         SPS Technologies, Inc.*                    1,500                     35,625

                                                                   -----------------
                                                                             319,870
                                                                   -----------------
         MACHINERY (2.8%)
         Advanced Marketing
          Services^ . . . . . .                     2,100                     30,870
         Alamo Group, Inc.. . .                       300                      3,675
         Albany International
          Corp. . . . . . . . .                     3,950                     81,607
         Applied Industrial
          Technologies, Inc.. .                     3,700                     69,930
         Astec Industries, Inc.*                    3,300                     32,769
         Asyst Technologies,
          Inc.* . . . . . . . .                     6,200                     45,570
         Baldor Electric Co.^ .                     5,400                    106,650
         Briggs & Stratton Corp.                    3,168                    134,545
         Cascade Corp.. . . . .                     2,300                     36,685
         Circor International,
          Inc.. . . . . . . . .                       900                     14,310
         Cognex Corp.*. . . . .                     5,100                     93,993
         Columbus McKinnon Corp.                      800                      3,057
         Flow International
          Corp.*. . . . . . . .                     1,900                      4,845
         Franklin Electric Co.,
          Inc.. . . . . . . . .                     1,000                     48,010
         Gardner Denver, Inc.*^                     2,400                     48,720
         Global Power Equipment
          Group, Inc.^. . .                         4,000                     19,720
         Gorman-Rupp Co.. . . .                       700                     16,450
         Idex Corp. . . . . . .                     4,800                    156,960
         JLG Industries, Inc.^.                     7,300                     54,969
         Joy Global, Inc. . . .                     7,700                     86,702
         Kadant, Inc.*. . . . .                     2,560                     38,400
         Kennametal, Inc. . . .                     5,200                    179,296
         Kulicke & Soffa
          Industries* . . . . .                     8,800                     50,336
         L.S. Starrett Co.,
          Class A . . . . . . .                       400                      6,640
         Ladish Company, Inc.*.                     1,500                     12,090

172


EQ ADVISORS TRUST
EQ/SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002
                                              NUMBER                    VALUE
                                            OF SHARES                 (NOTE 1)
---------------------------------------------------------------------------------------

         Lincoln Electric
          Holdings, Inc.. . . .                     5,800                $   134,270
         Lindsay Manufacturing
          Co. . . . . . . . . .                     2,050                     43,870
         Manitowoc Co., Inc.. .                     4,600                    117,300
         Milacron, Inc. . . . .                     3,700                     22,015
         Nacco Industries, Inc.,
          Class A^. . . . . . .                       700                     30,639
         Oshkosh Truck Corp.. .                     2,500                    153,750
         Osmonics, Inc.*. . . .                     2,300                     38,962
         Regal Beloit Corp. . .                     4,300                     89,010
         Robbins & Myers, Inc.^                     2,200                     40,480
         Sauer-Danfoss, Inc.. .                     1,088                      8,595
         Smith (A.O.) Corp. . .                     3,150                     85,082
         Stewart & Stevenson
          Services, Inc.. . . .                     5,300                     74,942
         Surebeam Corp., Class
          A*^ . . . . . . . . .                    11,600                     46,864
         Tecumseh Products Co.,
          Class A . . . . . . .                     2,756                    121,622
         Tennant Co.. . . . . .                     1,200                     39,120
         Terex Corp.* . . . . .                     6,000                     66,840
         Trinity Industries,
          Inc.^ . . . . . . . .                     5,800                    109,968
         Unova, Inc.* . . . . .                     6,200                     37,200
         Wabash National Corp..                     5,000                     41,900
         Wabtec Corp. . . . . .                     4,686                     65,791
         Woodward Governor Co.^                     1,700                     73,950

                                                                   -----------------
                                                                           2,818,969
                                                                   -----------------
         MARINE (0.5%)
         Alexander & Baldwin,
          Inc.. . . . . . . . .                     7,100                    183,109
         Gulfmark Offshore,
          Inc.* . . . . . . . .                     2,400                     35,400
         Kirby Corp.* . . . . .                     2,675                     73,268
         Overseas Shipholding
          Group, Inc. . . . . .                     5,000                     89,500
         Philadelphia
          Consolidated
          Holdings Corp.* . . .                     3,000                    106,200

                                                                   -----------------
                                                                             487,477
                                                                   -----------------

         MARINE PORTS & SERVICES (0.0%)
         Horizon Offshore, Inc.*                    3,600                     17,928
         Trico Marine Services,
          Inc.*^. . . . . . . .                     5,425                     18,065

                                                                   -----------------
                                                                              35,993
                                                                   -----------------
         RAILROADS (0.3%)
         Genesee & Wyoming,
          Inc., Class A*. . . .                     3,700                     75,295
         Kansas City Southern
          Industries, Inc.* . .                     8,900                    106,800
         Railamerica, Inc.* . .                     5,500                     39,435
         USFreightways Corp.. .                     3,900                    112,125

                                                                   -----------------
                                                                             333,655
                                                                   -----------------
         TRADING COMPANIES & DISTRIBUTORS (0.3%)
         Sotheby's Holdings,
          Inc., Class A * . . .                     6,296                     56,664
         United Stationers,
          Inc.* . . . . . . . .                     5,100                    146,885
         Watsco, Inc. . . . . .                     2,600                     42,588

                                                                   -----------------
                                                                             246,137
                                                                   -----------------
         TRUCKING (1.0%)
         Amerco, Inc.*^ . . . .                     3,100                     13,702
         Arkansas Best Corp.* .                     3,128                     81,269
         Covenant Transport,
          Inc.,  Class A* . . .                     1,500                     28,440
         Dollar Thrifty
          Automotive
          Group, Inc.*^ . . . .                     3,500                     74,025
         Electro Rent Corp.*. .                     1,500                     18,181
         Forward Air Corp.* . .                     2,300                     44,643
         Heartland Express,
          Inc.*^. . . . . . . .                     5,156                    118,129
         Hunt (J.B.) Transport
          Services, Inc.* . . .                     3,200                     93,760
         Interpool, Inc.. . . .                     1,100                     17,666
         Knight Transportation,
          Inc.* . . . . . . . .                     4,337                     91,077
         Landstar System, Inc.*                     2,700                    157,572
         P.A.M. Transportation
          Services, Inc.. . . .                       900                     22,689
         Roadway Corp.. . . . .                     1,800                     66,258
         SCS Transportation,
          Inc.* . . . . . . . .                     3,250                     31,850
         Sports Resorts
          International, Inc.*.                     3,000                     17,610
         Yellow Corp.*. . . . .                     4,300                    108,321

                                                                   -----------------
                                                                             985,192
                                                                   -----------------
          TOTAL INDUSTRIALS . .                                           15,378,219
                                                                   -----------------

                                             NUMBER                    VALUE
                                            OF SHARES                 (NOTE 1)
---------------------------------------------------------------------------------------
         INFORMATION TECHNOLOGY (16.8%)
         APPLICATION SOFTWARE (2.2%)
         @Road, Inc.* . . . . .                     4,500                $    18,585
         Actuate Corp.* . . . .                     8,500                     15,045
         Agile Software Corp.*^                     6,900                     53,406
         Altiris, Inc.^ . . . .                     1,200                     19,104
         Aspen Technologies,
          Inc.*^. . . . . . . .                     8,000                     22,640
         Borland Software
          Corp.*^ . . . . . . .                     9,266                    113,972
         Caminus Corp.* . . . .                     1,900                      4,446
         CompuCom Systems, Inc.*                    5,100                     28,611
         Concord Communications,
          Inc.* . . . . . . . .                     3,100                     27,900
         Datastream Systems,
          Inc.* . . . . . . . .                     2,300                     14,720
         Documentum, Inc.*^ . .                     6,000                     93,960
         Embarcadero
          Technologies, Inc.* .                     1,800                     10,746
         Engineered Support
          Systems . . . . . . .                     2,300                     84,318

         FalconStor Software,
          Inc.*^. . . . . . . .                     5,100                     19,788
         Hyperion Solutions
          Corp.*. . . . . . . .                     5,080                    130,404
         Infogrames, Inc.*. . .                       980                      1,735
         Informatica Corp.*^. .                     8,600                     49,536
         Intertrust Technologies
          Corp.*. . . . . . . .                    12,726                     53,831
         Interwoven, Inc.*. . .                    19,500                     50,700
         JDA Software Group,
          Inc.* . . . . . . . .                     3,950                     38,157
         Keane, Inc.* . . . . .                     8,000                     71,920
         Liberate Technologies,
          Inc.* . . . . . . . .                    14,400                     20,592
         Magma Design
          Automation, Inc.. . .                     3,500                     33,390
         Manugistics Group,
          Inc.* . . . . . . . .                     7,800                     18,720
         Mapinfo Corp.* . . . .                     2,438                     13,531
         Mentor Graphics Corp.*                     9,700                     76,242
         Micros Systems, Inc.*.                     3,100                     69,502
         MRO Software, Inc.*. .                     3,300                     40,078
         Nassda Corp. . . . . .                       800                      8,976
         Netegrity, Inc.*^. . .                     5,666                     18,431
         NetIQ Corp.* . . . . .                     5,480                     67,678
         Onyx Software Corp.* .                     6,400                      9,920
         Opnet Technologies,
          Inc.* . . . . . . . .                     1,800                     14,546
         Packeteer, Inc.* . . .                     4,300                     29,498
         Parametric Technology
          Corp.*. . . . . . . .                    39,400                     99,288
         PDF Solutions, Inc.. .                     1,100                      7,623
         PLATO Learning, Inc.*.                     3,166                     18,806
         Portal Software, Inc.*                    11,900                      9,615
         Quest Software, Inc.*^                     5,400                     55,674
         Red Hat, Inc.*^. . . .                    17,500                    103,425
         Register.com*. . . . .                     6,000                     27,000
         Roxio, Inc.* . . . . .                     4,200                     20,034
         ScanSoft, Inc.^. . . .                     9,300                     48,360
         Serena Software, Inc.*^                    2,450                     38,685
         SoftBrands, Inc.*+ . .                       741
         SS&C Technologies, Inc.                    1,700                     18,107
         Systems & Computer Tech
          Corp.*^ . . . . . . .                     5,600                     48,160
         Take-Two Interactive
          Software, Inc.*^. . .                     5,800                    136,242
         THQ, Inc.*^. . . . . .                     5,850                     77,512
         Vastera, Inc.* . . . .                     5,500                     31,081
         Verint Systems, Inc. .                     1,100                     22,198
         Verity, Inc.*. . . . .                     4,000                     53,564
         X-Rite, Inc. . . . . .                     1,700                     11,883

                                                                   -----------------
                                                                           2,171,885
                                                                   -----------------
         COMPUTER HARDWARE (0.5%)
         Concurrent Computer
          Corp.*. . . . . . . .                    12,200                     35,136
         Drexler Technology
          Corp. . . . . . . . .                     1,900                     23,940
         Handspring, Inc.*^ . .                     2,300                      2,185
         Hutchinson Technology,
          Inc.*^. . . . . . . .                     4,300                     89,010
         Intergraph Corp.*. . .                     8,100                    143,856
         MCSi, Inc.*^ . . . . .                     4,800                     22,800
         Overland Storage, Inc.                     1,700                     24,788
         Palm, Inc.*^ . . . . .                     4,950                     77,715
         SBS Technologies, Inc.*                    3,156                     28,909

173


EQ ADVISORS TRUST
EQ/SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002

          NUMBER                    VALUE
                                            OF SHARES                 (NOTE 1)
---------------------------------------------------------------------------------------

         SCM Microsystems, Inc.*                    3,300                $    14,025

                                                                   -----------------
                                                                             462,364
                                                                   -----------------
         COMPUTER STORAGE & PERIPHERALS (1.2%)
         Advanced Digital Information
          Corp.*. . . . . .                        11,000                     73,810
         Cubic Corp.^ . . . . .                     3,000                     55,290
         Electronics for
          Imaging, Inc.*. . . .                     8,700                    141,471
         FactSet Research
          Systems, Inc. . . . .                     3,000                     84,810
         InFocus Corp.* . . . .                     6,300                     38,808
         Integral Systems,
          Inc./Md * . . . . . .                     1,500                     30,075
         Iomega Corp.*. . . . .                     9,340                     73,319
         Lexar Media, Inc.. . .                     6,000                     37,620
         Maxtor Corp.*. . . . .                    30,900                    156,354
         McData Corp., Class A*                     9,400                     66,740
         Nanometrics, Inc.*^. .                     2,300                      9,637
         Presstek, Inc.*^ . . .                     3,900                     17,979
         Quantum Corp.* . . . .                    22,300                     59,541
         Read-Rite Corp.* . . .                    11,900                      4,165
         Sandisk Corp.*^. . . .                     9,400                    190,820
         Synaptics, Inc.. . . .                     1,800                     13,662
         Western Digital Corp.*                    30,100                    192,339

                                                                   -----------------
                                                                           1,246,440
                                                                   -----------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS (2.9%)
         Active Power, Inc.*. .                     5,500                      9,790
         Anadigics, Inc.*^. . .                     7,000                     18,060
         Analogic Corp. . . . .                     1,300                     65,374
         Anixter International,
          Inc.* . . . . . . . .                     4,600                    106,950
         Artesyn Technologies,
          Inc.* . . . . . . . .                     6,600                     25,344
         Avid Technology, Inc.*                     4,300                     98,685
         Avocent Corp.* . . . .                     7,044                    156,518
         Barra, Inc.*^. . . . .                     2,750                     83,407
         BEI Technologies, Inc.                     1,800                     20,142
         Bel Fuse, Inc., Class B                    1,092                     22,004
         Caliper Technologies
          Corp.*. . . . . . . .                     4,700                     14,100
         Checkpoint Systems,
          Inc.*^. . . . . . . .                     5,700                     58,938
         Coherent, Inc.*^ . . .                     5,100                    101,745
         Cohu, Inc. . . . . . .                     3,900                     57,330
         CoorsTek, Inc.*. . . .                     1,700                     43,435
         CTS Corp.. . . . . . .                     3,800                     29,450
         Daktronics, Inc.*. . .                     2,800                     37,464
         DDI Corp.* . . . . . .                     6,116                      1,346
         Digimarc Corp.*. . . .                     2,004                     22,725
         Dionex Corp.*. . . . .                     3,100                     92,101
         DSP Group, Inc.* . . .                     4,800                     75,936
         Electro Scientific
          Industries, Inc.* . .                     4,400                     88,000
         Emcore Corp.*. . . . .                     4,900                     10,731
         FSI International,
          Inc.* . . . . . . . .                     5,900                     26,550
         Identix Corp.*^. . . .                    15,000                     77,250
         Integrated Electrical
          Services, Inc.* . . .                     5,000                     19,250
         Invision Technologies,
          Inc.^ . . . . . . . .                     1,600                     42,176
         Ionics, Inc.*^ . . . .                     3,200                     72,960
         Itron, Inc.* . . . . .                     3,000                     57,510
         Keithley Instruments,
          Inc.. . . . . . . . .                     1,400                     17,500
         LeCroy Corp.*. . . . .                       600                      6,660
         Magnetek, Inc.*. . . .                     3,800                     16,872
         MEMC Electronic
          Materials, Inc.*. . .                     8,400                     63,588
         Merix Corp.*^. . . . .                     2,800                     23,520
         Methode Electronics,
          Inc., Class A^. . . .                     6,300                     69,111
         Microtune, Inc.* . . .                     7,900                     24,727
         Nordson Corp.. . . . .                     4,200                    104,286
         NU Horizons Electronics
          Corp.*. . . . . . . .                     2,100                     12,138
         OSI Systems, Inc.^ . .                     1,500                     25,470
         Park Electrochemical
          Corp. . . . . . . . .                     2,900                     55,680
         ParkerVision, Inc.*^ .                     1,100                      8,976
         Photon Dynamics, Inc.*                     2,504                     57,091
         Pioneer-Standard
          Electronics^. . . . .                     5,600                     51,408
         Planar Systems, Inc.*.                     2,600                     53,638
         Powell Industries,
          Inc.* . . . . . . . .                     1,500                     25,619

    NUMBER                    VALUE
                                            OF SHARES                 (NOTE 1)
---------------------------------------------------------------------------------------
         Procurnet, Inc.*+  . .                     1,500                $        --
         RadiSys Corp.* . . . .                     3,050                     24,339
         Rogers Corp.*^ . . . .                     2,300                     51,175
         Sanchez Computer
          Associates* . . . . .                     1,000                      2,880
         Scientific Games Corp.,
          Class A*^ . . . . . .                     8,500                     61,710
         Sipex Corp.* . . . . .                     5,400                     19,980
         Stoneridge, Inc.*. . .                     1,500                     17,850
         Sypris Solutions, Inc.                     1,300                     13,273
         TeleTech Holdings,
          Inc.* . . . . . . . .                     5,900                     42,834
         Transaction Systems
          Architechs, Inc.,
          Class A*. . . . . . .                     5,900                     38,350
         Trimble Navigation
          Ltd.* . . . . . . . .                     4,700                     58,703
         TTM Technologies, Inc.*                    1,700                      5,625
         Universal Electronics,
          Inc.* . . . . . . . .                     3,232                     31,480
         Varian, Inc.*. . . . .                     4,400                    126,236
         Veeco Instruments,
          Inc.* . . . . . . . .                     3,500                     40,460

         White Electronic
          Designs Corp.*. . . .                     3,700                     28,305
         Wilson Greatbatch
          Technologies, Inc.*^.                     3,700                    108,040
         Woodhead Industries,
          Inc.. . . . . . . . .                       940                     10,622
         Zoran Corp.* . . . . .                     3,850                     54,170
         Zygo Corp.*^ . . . . .                     3,268                     22,843

                                                                   -----------------
                                                                           2,910,430
                                                                   -----------------
         INTERNET SOFTWARE & SERVICES (2.2%)
         Akamai Technologies,
          Inc.*^. . . . . . . .                    18,200                     31,486
         Alloy Online, Inc.*. .                     4,800                     52,560
         Ariba, Inc.*^. . . . .                    41,000                    101,270
         AsiaInfo Holdings,
          Inc.* . . . . . . . .                     5,400                     34,236
         Centennial
          Communications Corp.*                       500                      1,305
         Centillium
          Communications, Inc.*^                    5,900                     13,334
         Chordiant Software,
          Inc.* . . . . . . . .                     6,100                      8,784
         CNET Networks, Inc.* .                    21,500                     58,265
         Cognizant Technology
          Solutions Corp.*^ . .                     1,200                     86,676
         Digital Insight Corp.*^                    5,268                     45,779
         Digitas, Inc.* . . . .                     1,800                      6,228
         E.piphany, Inc.*^. . .                    11,400                     47,538
         EarthLink, Inc.*^. . .                    20,900                    113,278
         Entrust Technologies,
          Inc.* . . . . . . . .                     9,200                     30,912
         eResearch Technology,
          Inc.*^. . . . . . . .                     1,650                     27,638
         Espeed, Inc., Class A*                     4,000                     67,764
         eUniverse, Inc.. . . .                     3,100                     17,608
         F5 Networks, Inc.* . .                     4,100                     44,034
         Freemarkets, Inc.*^. .                     6,800                     43,785
         Harris Interactive,
          Inc.* . . . . . . . .                     6,000                     17,700
         I-many, Inc.*. . . . .                     6,500                      9,230
         IDX Systems Corp.*^. .                     3,200                     54,496
         infoUSA, Inc.* . . . .                     2,700                     13,419
         Interland, Inc.* . . .                    16,900                     21,970
         Internet Security
          Systems*^ . . . . . .                     5,900                    108,147
         ITXC Corp.*. . . . . .                     5,200                     12,064
         j2 Global
          Communications, Inc.^                     1,100                     20,944
         Keynote Systems, Inc.*^                    4,700                     36,284
         Matrixone, Inc.* . . .                     8,800                     37,840
         MetaSolv, Inc.*. . . .                     4,700                      6,439
         Neoforma, Inc.^. . . .                     1,400                     16,730
         Net2Phone, Inc.* . . .                     3,200                     12,960
         NetFlix, Inc.*^. . . .                     1,400                     15,414
         Netratings, Inc.*. . .                       600                      4,319
         Novadigm, Inc.*. . . .                     1,644                      3,831
         Openwave Systems, Inc.*                   28,200                     56,400
         Overture Services,
          Inc.* . . . . . . . .                     8,000                    218,480
         PC-Tel, Inc.*. . . . .                     4,200                     28,476
         Per-Se Technologies,
          Inc.* . . . . . . . .                     5,266                     47,231
         Pomeroy Computer
          Resources, Inc.*. . .                     1,800                     21,060
         ProQuest Co.*^ . . . .                     2,600                     50,960
         Quovadx, Inc.. . . . .                     3,500                      8,470
         Rainbow Technologies,
          Inc.* . . . . . . . .                     4,660                     33,412

174


EQ ADVISORS TRUST
EQ/SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002
         NUMBER                    VALUE
                                            OF SHARES                 (NOTE 1)
---------------------------------------------------------------------------------------

         Raindance
          Communications, Inc.*                     8,100                $    26,163
         Retek, Inc.* . . . . .                     8,700                     23,664
         RSA Security, Inc.*^ .                     7,700                     46,123
         Secure Computing Corp.*                    5,525                     35,415
         Seebeyond Technology
          Corp.*. . . . . . . .                     9,500                     23,085
         SonicWall, Inc.*^. . .                     9,800                     35,574
         Synplicity, Inc.*. . .                     1,700                      6,426
         Tibco Software, Inc. *                    12,200                     75,396
         Trizetto Group*^ . . .                     4,000                     24,560
         United Online, Inc.. .                     3,700                     58,982
         Vitria Technology,
          Inc.* . . . . . . . .                     8,200                      6,150
         WebEx Communications,
          Inc.*^. . . . . . . .                     3,300                     49,500
         Websense, Inc.*. . . .                     3,200                     68,355

                                                                   -----------------
                                                                           2,168,149
                                                                   -----------------
         IT CONSULTING & SERVICES (1.5%)
         3D Systems Corp.*. . .                     1,300                     10,140
         American Management
          Systems, Inc.*. . . .                     7,100                     85,129
         Anteon International
          Corp. . . . . . . . .                     2,200                     52,800
         Ascential Software
          Corp.*. . . . . . . .                    41,000                     98,400
         Carreker Corp.*. . . .                     4,400                     19,932
         CCC Information
          Services
          Group, Inc.*. . . . .                     2,400                     42,600
         Corporate Executive
          Board Co.*^ . . . . .                     5,700                    181,944
         Covansys Corp.*. . . .                     3,300                     12,401
         Dynamics Research Corp.                    1,600                     22,416
         eFunds Corp.*. . . . .                     8,400                     76,524
         Exult, Inc.* . . . . .                     6,500                     20,670
         Fidelity National
          Information Solutions,
          Inc.^ . . . . . . . .                     2,744                     47,334
         FTI Consulting, Inc.*^                     3,250                    130,488
         Gartner, Inc., Class
          A*^ . . . . . . . . .                    12,341                    113,537
         GSI Commerce, Inc.*. .                     1,900                      6,935
         Inforte Corp.* . . . .                       400                      3,100
         Intercept Group, Inc.*                     2,880                     48,761
         Learning Tree
          International, Inc.*.                     2,300                     31,510
         Looksmart* . . . . . .                    13,000                     32,240
         Manhattan Associates,
          Inc.* . . . . . . . .                     2,900                     68,614
         Navigant Consulting
          Co.*. . . . . . . . .                     5,550                     32,745
         PDI, Inc.* . . . . . .                     2,000                     21,582
         PEC Solutions, Inc.^ .                     1,100                     32,890
         Safeguard Scientifics,
          Inc.. . . . . . . . .                    15,600                     21,216
         Sapient Corp.* . . . .                    15,800                     32,390
         SRA International,
          Inc., Class A . . . .                     1,000                     27,090
         Standard Register Co..                     2,400                     43,200
         SYKES Enterprises,
          Inc.* . . . . . . . .                     6,000                     19,680
         Talx Corp. . . . . . .                     2,390                     30,879
         Tier Technologies,
          Inc., Class B*^ . . .                     2,800                     44,800
         Tripos, Inc. * . . . .                     1,200                      8,796
         Tyler Technologies,
          Inc.* . . . . . . . .                     3,600                     15,012
         WatchGuard
          Technologies* . . . .                     5,200                     33,181
         webMethods, Inc.*^ . .                     6,600                     54,252

                                                                   -----------------
                                                                           1,523,188
                                                                   -----------------
         NETWORKING EQUIPMENT (0.6%)
         Black Box Corp.*^. . .                     3,100                    138,880
         Cable Design
          Technologies Corp.* .                     6,100                     35,990
         Computer Network
          Technology Corp.*^. .                     5,100                     36,210
         Extreme Networks, Inc.*                   14,800                     48,396
         Foundry Networks, Inc.*                   13,100                     92,224
         Hypercom Corp.*. . . .                     6,800                     25,364
         Inrange Technologies
          Corp., Class B. . . .                     2,100                      4,935
         Ixia*. . . . . . . . .                     3,500                     12,775
         Jeffries Group, Inc. .                     2,800                    117,516
         MRV Communications,
          Inc.* . . . . . . . .                     7,800                      8,346
         Netscreen Technologies,
          Inc.* . . . . . . . .                     1,200                     20,208
         Paradyne Networks
          Corp.*. . . . . . . .                     4,800                      6,144
         Riverstone Networks,
          Inc. *. . . . . . . .                    20,600                     43,672

    NUMBER                    VALUE
                                            OF SHARES                 (NOTE 1)
---------------------------------------------------------------------------------------

         Stratex Networks, Inc.                    11,100                $    24,309
         Stratos Lightwave,
          Inc.*^. . . . . . . .                     2,033                      8,943
         Turnstone Systems,
          Inc.* . . . . . . . .                     4,100                     11,070

                                                                   -----------------
                                                                             634,982
                                                                   -----------------
         OFFICE ELECTRONICS (0.5%)
         Filenet Corp.* . . . .                     6,000                     73,200
         Global Imaging Systems,
          Inc.* . . . . . . . .                     1,700                     31,246
         Harland (John H.) Co..                     5,200                    115,076
         Kronos, Inc.*. . . . .                     2,925                    108,196
         Technitrol, Inc. . . .                     5,900                     95,226
         Triumph Group, Inc.* .                     1,900                     60,686

                                                                   -----------------
                                                                             483,630
                                                                   -----------------
         SEMICONDUCTOR EQUIPMENT (1.4%)
         Alliance Semiconductor
          Corp.*. . . . . . . .                     5,000                     19,650
         AMTI, Inc.*^ . . . . .                     3,900                     72,228
         AstroPower, Inc.*^ . .                     3,800                     30,362
         August Technology
          Corp.*. . . . . . . .                     1,400                      7,084
         Axcelis Technologies,
          Inc.* . . . . . . . .                    14,600                     81,891
         AXT, Inc.* . . . . . .                     4,600                      8,280
         Brooks Automation,
          Inc.*^. . . . . . . .                     4,852                     55,604
         ChipPAC, Inc., Class A*                    6,700                     23,785
         Credence Systems Corp.*                    9,030                     84,250
         DuPont Photomasks,
          Inc.*^. . . . . . . .                     2,100                     48,825
         Entegris, Inc.*. . . .                     7,500                     77,250
         Exar Corp.*. . . . . .                     5,800                     71,920
         GlobespanVirata, Inc.*                    18,806                     82,934
         Helix Technology Corp.                     4,900                     54,880
         Intermagnetics General
          Corp.*^ . . . . . . .                     2,728                     53,578
         Kopin Corp.* . . . . .                    10,600                     41,552
         Lattice Semiconductor
          Corp.*. . . . . . . .                    12,900                    113,133
         LTX Corp.* . . . . . .                     7,000                     42,210
         Mattson Technology,
          Inc.* . . . . . . . .                     3,600                     10,296
         Mykrolis Corp.*. . . .                     7,400                     54,020
         ON Semiconductor Corp.*                    4,900                      6,713
         Photronics, Inc.*. . .                     4,000                     54,800
         PLX Technology, Inc.*.                     3,500                     13,685
         Rambus, Inc.*. . . . .                    12,700                     85,217
         Rudolph Technologies,
          Inc.* . . . . . . . .                     1,600                     30,656
         Semitool, Inc.*. . . .                     2,800                     17,388
         SONICblue, Inc.*^. . .                    10,700                      4,815
         Supertex, Inc.*. . . .                     2,204                     32,818
         Therma-Wave, Inc.* . .                     3,500                      3,675
         Transmeta Corp.^ . . .                    11,100                     12,987
         Trikon Technologies,
          Inc.* . . . . . . . .                     1,800                      9,000
         Ultratech Stepper,
          Inc.* . . . . . . . .                     4,300                     42,308
         Xicor, Inc.* . . . . .                     3,200                     11,936

                                                                   -----------------
                                                                           1,359,730
                                                                   -----------------
         SEMICONDUCTORS (1.2%)
         Actel Corp.* . . . . .                     3,900                     63,258
         Advanced Power
          Technology, Inc.* . .                       100                        325
         American Superconductor
          Corp.*. . . . . . . .                     3,900                     11,739
         Cirrus Logic, Inc.*. .                    12,000                     34,560
         Cree, Inc.*^ . . . . .                    11,400                    186,390
         ESS Technology, Inc.*.                     4,100                     25,789
         Genesis Microchip,
          Inc.^ . . . . . . . .                     4,700                     61,335
         Integrated Silicon
          Solutions*. . . . . .                     5,500                     23,980
         IXYS Corp.*. . . . . .                     1,600                     11,296
         Microsemi Corp.. . . .                     5,636                     34,323
         MIPS Technologies,
          Inc., Class A*^ . . .                     5,100                     15,453
         Monolithic System
          Technology, Inc.^ . .                     3,400                     41,072
         Oak Technology, Inc.*.                    11,000                     29,150
         OmniVision Technologies
          , Inc.^ . . . . . . .                     3,600                     48,852
         Pericom Semiconductor
          Corp.*. . . . . . . .                     4,100                     34,071
         Pixelworks, Inc.*. . .                     4,600                     26,680
         Richardson Electronics
          Ltd.. . . . . . . . .                     2,000                     17,320
         Silicon Laboratories,
          Inc.*^. . . . . . . .                     3,900                     74,412
         Siliconix, Inc.* . . .                       600                     14,040
         Skyworks Solutions,
          Inc.^ . . . . . . . .                    21,200                    182,744

175


EQ ADVISORS TRUST
EQ/SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002

                                         NUMBER                    VALUE
                                            OF SHARES                 (NOTE 1)
--------------------------------------------------------------------------------------


         Standard Microsystems
          Corp.*. . . . . . . .                     2,828                $    55,061
         Three-Five Systems,
          Inc.*^. . . . . . . .                     4,100                     26,445
         Triquint Semiconductor,
          Inc.* . . . . . . . .                    19,721                     83,617
         Virage Logic Corp.*. .                     2,400                     24,072
         Vitesse Semiconductor
          Corp.*. . . . . . . .                    30,400                     66,424

                                                                   -----------------
                                                                           1,192,408
                                                                   -----------------
         SYSTEMS SOFTWARE (1.3%)
         Acclaim Entertainment,
          Inc.* . . . . . . . .                    10,300                      6,798
         Catapult Communications
          Corp.*. . . . . . . .                       900                     10,755
         Ciber, Inc.* . . . . .                     7,500                     38,625
         Cray, Inc. . . . . . .                     8,100                     62,127
         Dendrite International,
          Inc.* . . . . . . . .                     5,800                     43,326
         Echelon Corp.*^. . . .                     4,600                     51,566
         Imation, Corp.*. . . .                     5,400                    189,432
         Inktomi  Corp.*. . . .                    12,300                     19,680
         Lawson Software, Inc.*                     1,000                      5,750
         Legato Systems, Inc.*^                    12,981                     65,294
         ManTech International
          Corp.,
          Class A . . . . . . .                     1,600                     30,400
         Mercury Computer
          Systems, Inc.*^ . . .                     3,300                    100,716
         Micromuse, Inc.* . . .                    12,800                     48,896
         MSC.Software Corp.*. .                     3,300                     25,476
         MTS Systems Corp.. . .                     3,400                     34,068
         Netscout Systems, Inc.*                    1,800                      7,830
         New Focus, Inc.* . . .                    12,300                     47,232
         Novell, Inc.*. . . . .                    56,474                    188,623
         Nuance Communications,
          Inc.* . . . . . . . .                     4,600                     11,408
         Numerical Technologies,
          Inc.* . . . . . . . .                     5,400                     18,684
         NYFIX, Inc.*^. . . . .                     5,572                     25,074
         Progress Software
          Corp.*. . . . . . . .                     5,800                     75,110
         Radiant Systems, Inc.*                     2,550                     24,557
         Seachange
          International, Inc.*.                     3,600                     22,140
         Silicon Graphics, Inc.*                   24,500                     27,685
         Silicon Image, Inc.* .                     9,200                     55,200
         Silicon Storage
          Technology, Inc.* . .                    10,800                     43,632
         Viewpoint Corp.* . . .                     5,600                     10,472
         Wind River Systems*. .                    12,300                     50,430
         Witness Systems, Inc.*                     2,400                      8,256

                                                                   -----------------
                                                                           1,349,242
                                                                   -----------------
         TELECOMMUNICATIONS EQUIPMENT (1.3%)
         ADTRAN, Inc.*^ . . . .                     3,200                    105,280
         Allen Telecom, Inc.*^.                     5,200                     49,244
         American Tower Corp.,
          Class A*^ . . . . . .                    25,800                     91,074
         Anaren Microwave, Inc.*                    4,408                     38,790
         Ansys, Inc.* . . . . .                     2,800                     56,560
         Arris Group, Inc.* . .                    11,400                     40,698
         Avanex Corp.*^ . . . .                     6,600                      6,917
         C-COR.net Corp.*^. . .                     4,900                     16,268
         Clarent Corp.* . . . .                     3,400                         17
         ClearOne
          Communications, Inc.^                     2,700                     12,015
         CommScope, Inc.* . . .                     7,400                     58,460
         Finisar Corp.*^. . . .                    14,300                     13,585
         Harmonic, Inc.*. . . .                    11,800                     27,140
         Inet Technologies,
          Inc.* . . . . . . . .                     2,800                     17,080
         Infonet Services Corp.,
          Class B*. . . . . . .                     6,600                     13,068
         Inter-Tel, Inc.. . . .                     3,300                     69,003
         Interdigital
          Communications Corp.*^                    9,200                    133,952
         MasTec, Inc.*. . . . .                     3,300                      9,735
         Metro One
          Telecommunications,
          Inc.*^. . . . . . . .                     3,700                     23,865
         Netro Corp.* . . . . .                     6,400                     17,472
         Newport Corp.. . . . .                     5,600                     70,336
         Next Level
          Communications,  Inc.*                    1,500                      1,215
         Oplink Communications,
          Inc.* . . . . . . . .                    12,200                      9,638
         Optical Communication
          Products, Inc.* . . .                     1,400                      1,512
         Powerwave Technologies,
          Inc.* . . . . . . . .                     9,300                     50,220

                                              NUMBER                    VALUE
                                            OF SHARES                 (NOTE 1)
---------------------------------------------------------------------------------------

         Proxim Corp., Class A*                    16,125                $    14,029
         Remec, Inc.* . . . . .                    11,100                     43,068
         Somera Communications,
          Inc.* . . . . . . . .                     4,772                     12,884
         Sonus Networks, Inc.*.                    19,600                     19,600
         Spectralink Corp.* . .                     3,000                     21,540
         SpeechWorks
          International, Inc.*.                     4,100                     11,398
         Sycamore Networks,
          Inc.* . . . . . . . .                    27,900                     80,631
         Tekelec* . . . . . . .                     6,800                     71,060
         Terayon Communication
          Systems*^ . . . . . .                    12,200                     25,010
         Tollgrade
          Communications, Inc.*                     2,500                     29,325
         US Unwired, Inc., Class
          A*. . . . . . . . . .                     8,600                      4,214

                                                                   -----------------
                                                                           1,265,903
                                                                   -----------------

          TOTAL INFORMATION                                               16,768,351
           TECHNOLOGY . . . . .                                    -----------------
         MATERIALS (5.8%)
         CHEMICALS (2.5%)
         Airgas, Inc.*. . . . .                     8,600                    148,350
         Arch Chemicals, Inc. .                     3,400                     62,050
         Cabot Microelectronics
          Corp.*^ . . . . . . .                     3,500                    165,200
         Crompton Corp. . . . .                    19,965                    118,792
         CUNO, Inc.*. . . . . .                     3,000                     99,360
         Cytec Industries, Inc.*                    5,900                    160,952
         Ferro Corp.. . . . . .                     5,800                    141,694
         FMC Corp.* . . . . . .                     4,400                    120,208
         Foamex International,
          Inc.* . . . . . . . .                     3,800                     12,008
         Georgia Gulf Corp. . .                     4,000                     92,560
         Great Lakes Chemical
          Corp.^. . . . . . . .                     6,000                    143,280
         H.B. Fuller Co.. . . .                     5,000                    129,400
         International Specialty
          Products, Inc.* . . .                       700                      7,147
         MacDermid, Inc.. . . .                     4,700                    107,395
         Millennium Chemicals,
          Inc.. . . . . . . . .                    11,513                    109,604
         Minerals Technologies,
          Inc.. . . . . . . . .                     3,400                    146,710
         Myers Industries, Inc.                     2,830                     30,281
         NL Industries, Inc.. .                     1,500                     25,500
         Octel Corp.* . . . . .                     1,500                     23,700
         Olin Corp. . . . . . .                     7,432                    115,568
         Omnova Solutions, Inc.*                    6,000                     24,180
         Penford Corp.. . . . .                       600                      8,454
         PolyOne Corp.. . . . .                    15,100                     59,192
         Quaker Chemical Corp..                       600                     13,920
         Schulman (A.), Inc.. .                     5,300                     98,633
         Solutia, Inc.. . . . .                    16,200                     58,806
         Spartech Corp. . . . .                     2,900                     59,827
         Stepan Co. . . . . . .                       500                     12,500
         Symyx Technologies*. .                     3,972                     50,007
         Tredegar Corp. . . . .                     4,976                     74,640
         Valhi, Inc.. . . . . .                     2,200                     18,260
         W.R. Grace & Co.*. . .                    14,400                     28,224

                                                                   -----------------
                                                                           2,466,402
                                                                   -----------------
         CONSTRUCTION MATERIALS (0.4%)
         AMCOL International
          Corp. . . . . . . . .                     2,000                     11,600
         Energy Conversion
          Devices, Inc.*. . . .                     2,444                     23,954
         Granite Construction,
          Inc.. . . . . . . . .                     5,900                     91,450
         Roper Industries, Inc.^                    4,400                    161,040
         Texas Industries, Inc.^                    3,900                     94,770
         U.S. Industries, Inc.*                    12,402                     32,617

                                                                   -----------------
                                                                             415,431
                                                                   -----------------
         CONTAINERS & PACKAGING (0.5%)
         AEP Industries, Inc. .                     1,100                     14,377
         BWAY Corp.*. . . . . .                     1,100                     21,758
         Caraustar Industries,
          Inc.. . . . . . . . .                     5,400                     51,192
         Chesapeake Corp. . . .                     2,800                     49,980
         Crown Cork & Seal Co.,
          Inc.* . . . . . . . .                    25,000                    198,750
         EarthShell Corp.*. . .                     5,500                      3,190
         Graphic Packaging
          International Corp. .                     2,500                     14,100
         Greif Brothers Corp.,
          Class A . . . . . . .                     1,900                     45,220


176


EQ ADVISORS TRUST
EQ/SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2002
                                              NUMBER                    VALUE
                                            OF SHARES                 (NOTE 1)
---------------------------------------------------------------------------------------
         Silgan Holdings, Inc.*                     2,100                $    51,828

                                                                   -----------------
                                                                             450,395
                                                                   -----------------
         METALS & MINING (1.6%)
         Arch Coal, Inc.. . . .                     7,000                    151,130
         Brush Engineered
          Materials, Inc. . . .                     4,000                     22,000
         Carpenter Technology
          Corp. . . . . . . . .                     3,800                     47,310
         Century Aluminum Co. .                     2,900                     21,489
         Cleveland-Cliffs, Inc.^                    1,800                     35,730
         Commercial Metals Co..                     4,700                     76,328
         Gibraltar Steel Corp..                     1,300                     24,752
         Helca Mining Co.^. . .                    15,300                     77,418
         IMCO Recycling, Inc. .                       800                      6,504
         Intermet Corp. . . . .                     5,000                     21,000

         Lawson Products, Inc..                       300                      9,294
         Liquidmetal
          Technologies^ . . . .                     1,700                     17,476
         Massey Energy Co.. . .                    11,000                    106,920
         Material Sciences Corp.
          * . . . . . . . . . .                     1,900                     24,586
         Maverick Tube Corp.* .                     5,500                     71,665
         Mueller Industries,
          Inc.* . . . . . . . .                     4,600                    125,350
         NN, Inc. . . . . . . .                       700                      6,993
         Northwest Pipe Co. . .                       400                      6,920
         Oregon Steel Mills,
          Inc.* . . . . . . . .                     3,000                     12,060
         Quanex Corp. . . . . .                     2,900                     97,150
         Reliance Steel &
          Aluminum Co.. . . . .                     3,400                     70,856
         Royal Gold, Inc. . . .                     2,700                     67,287
         RTI International
          Metals, Inc.* . . . .                     2,200                     22,220
         Ryerson Tull, Inc. . .                     4,096                     24,985
         Schnitzer Steel
          Industries, Inc.. . .                       100                      2,090
         Southern Peru Copper
          Corp. . . . . . . . .                     1,600                     23,040
         Steel Dynamics, Inc.*^                     5,900                     70,977
         Stillwater Mining Co.*                     5,600                     29,960
         USEC, Inc. . . . . . .                    12,200                     73,444
         Valmont Industries . .                     2,400                     46,560
         Worthington Industries,
          Inc.. . . . . . . . .                    10,800                    164,592

                                                                   -----------------
                                                                           1,558,086
                                                                   -----------------
         PAPER & FOREST PRODUCTS (0.8%)
         Buckeye Technologies,
          Inc.* . . . . . . . .                     2,700                     16,605
         Carlisle Cos., Inc.. .                     4,580                    189,520
         Champion Enterprises,
          Inc.*^. . . . . . . .                     9,900                     28,215
         Deltic Timber Corp.. .                     1,200                     32,040
         Glatfelter.. . . . . .                     2,400                     31,584
         Longview Fibre Co. . .                     8,000                     57,840
         Louisiana-Pacific Corp.                   15,538                    125,236
         Pope & Talbot, Inc.. .                     3,296                     47,001
         Potlatch Corp. . . . .                     5,200                    124,176
         Rock-Tenn Co., Class A                     1,900                     25,612
         Schweitzer-Mauduit
          International, Inc. .                     2,300                     56,350
         Universal Forest
          Products, Inc.. . . .                     2,600                     55,435
         Wausau-Mosinee Paper
          Corp. . . . . . . . .                     4,700                     52,734

                                                                   -----------------
                                                                             842,348
                                                                   -----------------
          TOTAL MATERIALS . . .                                            5,732,662
                                                                   -----------------
         TELECOMMUNICATION SERVICES (1.2%)
         DIVERSIFIED TELECOMMUNICATION SERVICES (0.7%)
         Aspect
          Telecommunications* .                    10,700                     30,388
         Boston Communications
          Group*. . . . . . . .                     2,600                     33,046
         Broadwing, Inc.* . . .                    29,900                    105,248
         CT Communications, Inc.                    2,600                     29,380
         General Communications,
          Inc.,
          Class A*. . . . . . .                     7,000                     46,970
         Golden Telecom, Inc.*.                     1,840                     23,276
         Hickory Tech Corp. . .                     1,340                     12,770
         Intrado, Inc.* . . . .                     2,800                     27,440
         Lightbridge, Inc.* . .                     4,109                     25,270
         North Pittsburgh
          Systems, Inc. . . . .                     1,700                     23,173
         Plantronics, Inc.* . .                     5,500                     83,215
         PTEK Holdings, Inc.. .                     9,100                     40,040


                                             NUMBER                    VALUE
                                            OF SHARES                 (NOTE 1)
---------------------------------------------------------------------------------------
         RCN Corp.* . . . . . .                     4,600                $     2,438
         RMH Teleservices, Inc.*                    2,600                     27,300
         Shenandoah
          Telecommunications Co.                      300                     14,565
         StarMedia Network,
          Inc.* . . . . . . . .                     3,577
         Superior Telecom, Inc.*
         SureWest
          Communications^ . . .                     2,300                     85,560
         Talk America Holdings,
          Inc.* . . . . . . . .                     4,700                     26,320
         Ulticom, Inc.* . . . .                     1,200                      8,988
         XM Satellite Radio
          Holdings, Inc., Class
          A*^ . . . . . . . . .                     9,900                     26,631

                                                                   -----------------
                                                                             672,018
                                                                   -----------------
         WIRELESS TELECOMMUNICATION SERVICES (0.5%)
         Aether Systems, Inc.*.                     7,500                     28,200

         AirGate PCS, Inc.* . .                     2,200                      1,364
         Alamosa Holdings, Inc.*                    6,900                      3,588
         Audiovox Corp., Class
          A*. . . . . . . . . .                     3,400                     35,160
         CellNet Data Systems,
          Inc.*+  . . . . . . .                     1,900                         --
         Crown Castle
          International Corp.*.                    33,100                    124,125
         EMS Technologies,
          Inc.*^. . . . . . . .                     2,100                     32,783
         Nextel Partners, Inc.,
          Class A*^ . . . . . .                    11,800                     71,626
         Price Communications
          Corp.*. . . . . . . .                     7,140                     98,746
         Triton PCS Holdings,
          Inc., Class A*. . . .                     4,200                     16,506
         Ubiquitel, Inc.* . . .                     8,000                      3,200
         ViaSat, Inc.*^ . . . .                     3,500                     40,390
         Western Wireless Corp.,
          Class A*^ . . . . . .                     9,000                     47,700
         Wireless Facilities,
          Inc.* . . . . . . . .                     4,800                     28,848

                                                                   -----------------
                                                                             532,236
                                                                   -----------------
          TOTAL
           TELECOMMUNICATION
           SERVICES . . . . . .                                            1,204,254
                                                                   -----------------
         UTILITIES (3.7%)
         ELECTRIC UTILITIES (1.4%)
         Avista Corp.^. . . . .                     8,800                    101,728
         Black Hills Corp.^ . .                     4,500                    119,340
         Central Vermont Public
          Service Corp. . . . .                     1,100                     20,108
         DQE, Inc.. . . . . . .                    10,600                    161,544
         El Paso Electric Co.*.                     8,300                     91,300
         Empire District
          Electric Co.. . . . .                     4,300                     78,260
         MGE Energy, Inc. . . .                     1,900                     50,865
         Otter Tail Corp. . . .                     3,700                     99,530
         Pinnacle Systems, Inc.*                    9,000                    122,490
         PNM Resources, Inc.. .                     5,200                    123,864
         Proton Energy Systems,
          Inc.* . . . . . . . .                     3,900                     11,700
         Touch America Holdings,
          Inc.* . . . . . . . .                    10,500                      4,095
         UIL Holdings Corp.^. .                     2,300                     80,201
         Unisource Energy Corp.^                    4,800                     82,992
         Unitil Corp. . . . . .                       200                      4,960
         WPS Resources Corp.^ .                     5,400                    209,628

                                                                   -----------------
                                                                           1,362,605
                                                                   -----------------
         GAS UTILITIES (1.7%)
         AGL Resources, Inc.. .                     9,300                    225,990
         Atmos Energy Corp. . .                     7,300                    170,236
         Cascade Natural Gas
          Corp. . . . . . . . .                       900                     18,000
         EnergySouth, Inc.. . .                       100                      2,820
         New Jersey Resources
          Corp. . . . . . . . .                     4,950                    156,371
         Northwest Natural Gas
          Co. . . . . . . . . .                     4,700                    127,182
         NUI Corp.. . . . . . .                     3,300                     56,958
         Piedmont Natural Gas
          Co.^. . . . . . . . .                     5,500                    194,425
         SEMCO Energy, Inc.^. .                     1,420                      8,662
         South Jersey
          Industries, Inc.. . .                     1,700                     56,134
         Southern Union Co.*^ .                     7,314                    120,681
         Southwest Gas Corp.. .                     6,100                    143,045
         The Laclede Group, Inc.                    2,200                     53,240
         UGI Corp.. . . . . . .                     4,800                    179,472
         WGL Holdings, Inc. . .                     8,300                    198,536

                                                                   -----------------
                                                                           1,711,752
                                                                   -----------------
         MULTI - UTILITIES (0.6%)
         CH Energy Group, Inc.^                     3,000                    139,890

177


EQ ADVISORS TRUST
EQ/SMALL COMPANY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 2002


                                             NUMBER                    VALUE
                                            OF SHARES                 (NOTE 1)
---------------------------------------------------------------------------------------

         Cleco Corp.^ . . . . .                     7,000                $    98,000
         FuelCell Energy, Inc.*^                    6,600                     43,243
         Northwestern Corp.^. .                     5,600                     28,448
         Plug Power, Inc.^. . .                     3,900                     17,511
         Power-One, Inc.* . . .                     8,300                     47,061
         Sierra Pacific
          Resources^. . . . . .                    15,144                     98,436
         Westar Energy, Inc.. .                     9,100                     90,090

                                                                   -----------------
                                                                             562,679
                                                                   -----------------
         WATER UTILITIES (0.0%)
         Connecticut Water
          Service, Inc. . . . .                       900                     22,708
         Middlesex Water Co.. .                       500                     10,485
         SJW Corp.. . . . . . .                       100                      7,805
         Southwest Water Co.. .                       630                      8,347

                                                                   -----------------
                                                                              49,345
                                                                   -----------------
          TOTAL UTILITIES . . .                                            3,686,381
                                                                   -----------------
         TOTAL COMMON STOCKS
           (97.5%)
          (Cost $118,930,316) .                                           97,052,556
                                                                   -----------------
                                       NUMBER OF WARRANTS
                                       --------------------

         WARRANTS:
         TELECOMMUNICATION SERVICES (0.0%)
         DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%)

         Focal Communications                         409                         --
          Corp., 12/14/07*+ . .                                    -----------------
         TOTAL WARRANTS  (0.0%)
          (Cost $0) . . . . . .                                                   --
                                                                   -----------------
                                           PRINCIPAL                     VALUE
                                             AMOUNT                    (NOTE 1)
---------------------------------------------------------------------------------------

         SHORT-TERM DEBT SECURITIES:
         TIME DEPOSIT (1.9%)
         J.P. Morgan Chase Nassau,

                                       $                        $
          0.73%,  1/2/03. . . .                 1,925,801                  1,925,801
                                                                   -----------------
         U.S. GOVERNMENT (0.3%)
          U.S. Treasury Bills
          1/23/03 # . . . . . .                   240,000                    239,824
                                                                   -----------------
         TOTAL SHORT-TERM DEBT
          SECURITIES (2.2%)

          (Amortized Cost                                                  2,165,625
           $2,165,625). . . . .                                    -----------------
         TOTAL INVESTMENTS (99.7%)
          (Cost/Amortized Cost
           $121,095,941). . . .                                           99,218,181

         OTHER ASSETS LESS                                                   259,153
          LIABILITIES (0.3%). .                                    -----------------
         NET ASSETS (100.0%)  .                                          $99,477,334
                                                                   =================

* Non-income producing.
^ All, or a portion of security out on loan (Note 1).
# All, or a portion of security held by broker as collateral for financial futures contracts.
+ Securities (totaling $6,684 or 0.0% of net assets) valued at fair value.
Glossary:
REIT - Real Estate Investment Trust

At December 31, 2002 the Portfolio had the following futures contracts open: (Note 1)

                 Number of     Expiration    Original    Value at       Unrealized
Purchase          Contracts      Date         Val ue     12/31/02       Depreciation
Russell 2000 Index ..10        March-03     $1,934,085  $1,916,000         $(18,085)

Investment security transactions for the year ended
December 31, 2002 were as follows:
Cost of Purchases:
Stocks and long-term corporate debt securities...$61,346,515
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities...24,629,942

As of December 31, 2002, the gross unrealized appreciation
(depreciation) of investments based
on the aggregate cost of investments for
federal income tax purposes was as follows:
Aggregate gross unrealized appreciation..$ 7,292,764
Aggregate gross unrealized depreciation..(29,852,957)
                                      -----------------
Net unrealized depreciation . . .$(22,560,193)
                                      -----------------
Federal income tax cost of investments...$121,778,374
                                      ================
At December 31, 2002, the Portfolio had loaned securities with a total value $19,660,363 which was secured by collateral of $20,197,670.

The Portfolio has a net capital loss carryforward of $3,281,864 of which $1,124,149 expires in the year 2009 and $2,157,715 expires in the year 2010.




                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/AGGRESSIVE STOCK PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
 ASSETS
 Investments at value (Cost $1,624,247,950)(Note 1).    $ 1,480,066,824
 Short-term investments held as collateral for loaned
  securities . . . . . . . . . . . . . . . . . . . .        169,046,650
 Receivable for securities sold. . . . . . . . . . .          6,919,393
 Dividends, interest and other receivables . . . . .            588,619
 Receivable from Separate Accounts for Trust shares
  sold . . . . . . . . . . . . . . . . . . . . . . .            171,234
 Other assets. . . . . . . . . . . . . . . . . . . .            338,332
                                                        ---------------
  Total assets . . . . . . . . . . . . . . . . . . .      1,657,131,052
                                                        ---------------
 LIABILITIES
 Collateral held for loaned securities . . . . . . .        169,046,650
 Payable for securities purchased. . . . . . . . . .          3,325,329
 Payable to Separate Accounts for Trust shares
  redeemed . . . . . . . . . . . . . . . . . . . . .          2,851,941
 Investment management fees payable. . . . . . . . .            808,579
 Trustees' fees payable. . . . . . . . . . . . . . .            173,297
 Administrative fees payable . . . . . . . . . . . .            112,448
 Payable to custodian. . . . . . . . . . . . . . . .            105,494
 Distribution fees payable - Class IB. . . . . . . .             32,064
 Accrued Expenses (Note 1) . . . . . . . . . . . . .            142,654
                                                        ---------------
  Total liabilities. . . . . . . . . . . . . . . . .        176,598,456
                                                        ---------------
 NET ASSETS  . . . . . . . . . . . . . . . . . . . .    $ 1,480,532,596
                                                        ===============
 Net assets were comprised of:
 Paid in capital . . . . . . . . . . . . . . . . . .    $ 3,068,955,252
 Accumulated overdistributed net investment income .           (172,377)
 Accumulated undistributed net realized loss . . . .     (1,444,073,947)
 Unrealized depreciation on investments. . . . . . .       (144,176,332)
                                                        ---------------
  Net assets . . . . . . . . . . . . . . . . . . . .    $ 1,480,532,596
                                                        ===============
 CLASS IA
 Net asset value, offering and redemption price per
  share, $1,333,623,485 / 81,890,967 shares
  outstanding (unlimited amount authorized: $0.01 par
  value) (Note 1). . . . . . . . . . . . . . . . . .    $         16.29
                                                        ===============
 CLASS IB
 Net asset value, offering and redemption price per
  share, $146,909,111 / 9,088,653 shares outstanding
  (unlimited amount authorized: $0.01 par value)
  (Note 1) . . . . . . . . . . . . . . . . . . . . .    $         16.16
                                                        ===============
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
 INVESTMENT INCOME (NOTE 1)
 Dividends (net of $111,660 foreign withholding tax)    $     9,213,323
 Interest. . . . . . . . . . . . . . . . . . . . . .            709,646
 Securities lending (net). . . . . . . . . . . . . .            584,171
                                                        ---------------
  Total income . . . . . . . . . . . . . . . . . . .         10,507,140
                                                        ---------------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
 Investment management fees. . . . . . . . . . . . .         11,932,509
 Administrative fees . . . . . . . . . . . . . . . .            810,263
 Distribution fees - Class IB. . . . . . . . . . . .            454,146
 Printing and mailing expenses . . . . . . . . . . .            417,470
 Custodian fees. . . . . . . . . . . . . . . . . . .            227,224
 Professional fees . . . . . . . . . . . . . . . . .            102,648
 Trustees' fees. . . . . . . . . . . . . . . . . . .             37,349
 Miscellaneous . . . . . . . . . . . . . . . . . . .             34,841
                                                        ---------------
  Gross expenses . . . . . . . . . . . . . . . . . .         14,016,450
 Less: Fees paid indirectly (Note 1) . . . . . . . .           (915,863)
                                                        ---------------
  Net expenses . . . . . . . . . . . . . . . . . . .         13,100,587
                                                        ---------------
 NET INVESTMENT LOSS . . . . . . . . . . . . . . . .         (2,593,447)
                                                        ---------------
 REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 1)
 Realized loss on:
 Securities. . . . . . . . . . . . . . . . . . . . .       (495,162,721)
 Foreign currency transactions . . . . . . . . . . .            (23,608)
                                                        ---------------
  Net realized loss. . . . . . . . . . . . . . . . .       (495,186,329)
                                                        ---------------
 Change in unrealized appreciation (depreciation) on:
 Securities. . . . . . . . . . . . . . . . . . . . .       (153,354,774)
 Foreign currency translations . . . . . . . . . . .              4,633
                                                        ---------------
  Net change in unrealized depreciation. . . . . . .       (153,350,141)
                                                        ---------------
 NET REALIZED AND UNREALIZED LOSS  . . . . . . . . .       (648,536,470)
                                                        ---------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS   $  (651,129,917)
                                                        ===============





STATEMENT OF CHANGES IN NET ASSETS
                                                YEAR ENDED DECEMBER 31,
                                            --------------------------------
                                                      2002               2001
                                            --------------    ---------------
 DECREASE IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss). . . . . .    $   (2,593,447)   $    10,885,380
 Net realized loss on investments and
  foreign currency transactions. . . . .      (495,186,329)      (790,518,257)
 Net change in unrealized depreciation on
  investments and foreign currency
  translations. . . . . . . . . . . . . .     (153,350,141)       (91,653,228)
                                            --------------    ---------------
 NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS. . . . . . . . . . . . . . .     (651,129,917)      (871,286,105)
                                            --------------    ---------------
 DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income
 Class IA. . . . . . . . . . . . . . . .          (225,107)        (9,972,479)
 Class IB. . . . . . . . . . . . . . . .           (23,996)          (433,483)
                                            --------------    ---------------
                                                  (249,103)       (10,405,962)
                                            --------------    ---------------
 Distributions from net realized capital
  gains
 Class IA. . . . . . . . . . . . . . . .                --         (3,032,262)
 Class IB. . . . . . . . . . . . . . . .                --           (278,780)
                                            --------------    ---------------
                                                        --         (3,311,042)
                                            --------------    ---------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS . . . .        (249,103)       (13,717,004)
                                            --------------    ---------------
 CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IA
 Capital shares sold [ 16,285,314 and
  64,485,544 shares, respectively ]. . .       340,706,454      1,616,223,657
 Capital shares issued in reinvestment of
  dividends and distributions [ 11,412 and
  558,719 shares, respectively ]. . . . .          225,107         13,004,741
 Capital shares repurchased [ (29,870,986)
  and (76,941,890) shares, respectively ]     (598,492,790)    (1,921,809,095)
                                            --------------    ---------------
 Total Class IA transactions. . . . . . .     (257,561,229)      (292,580,697)
                                            --------------    ---------------
 CLASS IB
 Capital shares sold [ 3,546,944 and
  16,941,816 shares, respectively ]. . .        70,207,447        415,416,217
 Capital shares issued in reinvestment of
  dividends and distributions [ 1,224 and
  29,996 shares, respectively ]. . . . .            23,996            712,263
 Capital shares repurchased [ (4,130,194)
  and (16,096,178) shares, respectively ]      (80,265,570)      (392,779,651)
                                            --------------    ---------------
 Total Class IB transactions. . . . . . .      (10,034,127)        23,348,829
                                            --------------    ---------------
 NET DECREASE IN NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS . . . . . . .    (267,595,356)      (269,231,868)
                                            --------------    ---------------
 TOTAL DECREASE IN NET ASSETS . . . . . .     (918,974,376)    (1,154,234,977)
 NET ASSETS:
 Beginning of year. . . . . . . . . . . .    2,399,506,972      3,553,741,949
                                            --------------    ---------------
 End of year (a). . . . . . . . . . . . .   $1,480,532,596    $ 2,399,506,972
                                            ==============    ===============
 -----------
 (a)  Includes accumulated undistributed
  (overdistributed) net investment income
  of. . . . . . . . . . . . . . . . . . .   $     (172,377)   $        78,136
                                            --------------    ---------------




                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/ALLIANCE COMMON STOCK PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
 ASSETS
 Investments at value (Cost $7,401,549,384)(Note 1)   $ 6,500,374,595
 Short-term investments held as collateral for
  loaned securities. . . . . . . . . . . . . . . .        575,145,850
 Receivable for securities sold. . . . . . . . . .         38,306,943
 Dividends, interest and other receivables . . . .          8,727,896
 Other assets. . . . . . . . . . . . . . . . . . .             81,289
                                                      ---------------
  Total assets . . . . . . . . . . . . . . . . . .      7,122,636,573
                                                      ---------------
 LIABILITIES
 Overdraft payable . . . . . . . . . . . . . . . .          8,006,951
 Collateral held for loaned securities . . . . . .        575,145,850
 Payable for securities purchased. . . . . . . . .         17,546,748
 Payable to Separate Accounts for Trust shares
  redeemed . . . . . . . . . . . . . . . . . . . .         10,037,163
 Investment management fees payable. . . . . . . .          2,864,908
 Trustees' fees payable. . . . . . . . . . . . . .            352,846
 Administrative fees payable . . . . . . . . . . .            309,585
 Payable to custodian. . . . . . . . . . . . . . .            250,223
 Distribution fees payable - Class IB. . . . . . .            247,552
 Accrued expenses (Note 1) . . . . . . . . . . . .            528,772
                                                      ---------------
  Total liabilities. . . . . . . . . . . . . . . .        615,290,598
                                                      ---------------
 NET ASSETS  . . . . . . . . . . . . . . . . . . .    $ 6,507,345,975
                                                      ===============
 Net assets were comprised of:
 Paid in capital . . . . . . . . . . . . . . . . .    $11,932,641,523
 Accumulated undistributed net investment income .         62,130,394
 Accumulated undistributed net realized loss . . .     (4,586,251,153)
 Unrealized depreciation on investments. . . . . .       (901,174,789)
                                                      ---------------
  Net assets . . . . . . . . . . . . . . . . . . .    $ 6,507,345,975
                                                      ===============
 CLASS IA
 Net asset value, offering and redemption price per
  share, $5,382,662,094 / 513,343,339 shares
  outstanding (unlimited amount authorized: $0.01
  par value) (Note 1). . . . . . . . . . . . . . .    $         10.49
                                                      ===============
 CLASS IB
 Net asset value, offering and redemption price per
  share, $1,124,683,881 / 108,136,999 shares
  outstanding (unlimited amount authorized: $0.01
  par value) (Note 1). . . . . . . . . . . . . . .    $         10.40
                                                      ===============
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
 INVESTMENT INCOME (NOTE 1)
 Dividends (net of $615,462 foreign withholding
  tax) . . . . . . . . . . . . . . . . . . . . . .    $    99,260,499
 Interest. . . . . . . . . . . . . . . . . . . . .          7,605,732
 Securities lending (net). . . . . . . . . . . . .          1,597,085
                                                      ---------------
  Total income . . . . . . . . . . . . . . . . . .        108,463,316
                                                      ---------------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
 Investment management fees. . . . . . . . . . . .         39,407,013
 Distribution fees - Class IB. . . . . . . . . . .          3,434,579
 Administrative fees . . . . . . . . . . . . . . .          2,675,269
 Printing and mailing expenses . . . . . . . . . .          1,608,155
 Custodian fees. . . . . . . . . . . . . . . . . .            557,740
 Professional fees . . . . . . . . . . . . . . . .            365,045
 Trustees' fees. . . . . . . . . . . . . . . . . .            188,180
 Miscellaneous . . . . . . . . . . . . . . . . . .            141,908
                                                      ---------------
  Gross expenses . . . . . . . . . . . . . . . . .         48,377,889
 Less: Fees paid indirectly (Note 1) . . . . . . .         (4,078,514)
                                                      ---------------
  Net expenses . . . . . . . . . . . . . . . . . .         44,299,375
                                                      ---------------
 NET INVESTMENT INCOME . . . . . . . . . . . . . .         64,163,941
                                                      ---------------
 REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 1)
 Realized gain (loss) on:
 Securities. . . . . . . . . . . . . . . . . . . .     (4,288,989,291)
 Options written . . . . . . . . . . . . . . . . .        372,637,114
 Foreign currency transactions . . . . . . . . . .         (1,415,243)
                                                      ---------------
  Net realized loss. . . . . . . . . . . . . . . .     (3,917,767,420)
                                                      ---------------
 Change in unrealized appreciation (depreciation)
  on:
 Securities. . . . . . . . . . . . . . . . . . . .        202,006,348
 Options written . . . . . . . . . . . . . . . . .        (11,212,456)
 Foreign currency translations . . . . . . . . . .            (84,991)
                                                      ---------------
  Net change in unrealized appreciation. . . . . .        190,708,901
                                                      ---------------
 NET REALIZED AND UNREALIZED LOSS  . . . . . . . .     (3,727,058,519)
                                                      ---------------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS. . . . . . . . . . . . . . . . . . . .    $(3,662,894,578)
                                                      ===============







STATEMENT OF CHANGES IN NET ASSETS
                                                YEAR ENDED DECEMBER 31,
                                           ---------------------------------
                                                2002               2001
                                           ----------------  ------------------
 INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
 Net investment income. . . . . . . . .    $    64,163,941    $    79,782,653
 Net realized loss on investments and
  foreign currency transactions. . . . .    (3,917,767,420)      (539,743,796)
 Net change in unrealized appreciation
  (depreciation) on investments and
  foreign currency translations. . . . .       190,708,901       (972,972,285)
                                           ---------------    ---------------
 NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS . . . . . . . . . . . .   (3,662,894,578)    (1,432,933,428)
                                           ---------------    ---------------
 DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income
 Class IA. . . . . . . . . . . . . . . .        (3,561,585)       (64,179,392)
 Class IB. . . . . . . . . . . . . . . .          (719,408)        (7,558,340)
                                           ---------------    ---------------
                                                (4,280,993)       (71,737,732)
                                           ---------------    ---------------
 Distributions from net realized capital
  gains
 Class IA. . . . . . . . . . . . . . . .                --       (205,485,909)
 Class IB. . . . . . . . . . . . . . . .                --        (36,093,067)
                                           ---------------    ---------------
                                                        --       (241,578,976)
                                           ---------------    ---------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS . . .        (4,280,993)      (313,316,708)
                                           ---------------    ---------------
 CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IA
 Capital shares sold [ 21,030,829 and
  25,939,496 shares, respectively ]. . .       257,630,807        451,928,006
 Capital shares issued in reinvestment of
  dividends and distributions [ 297,207
  and 15,637,737 shares, respectively ]          3,561,585        269,665,301
 Capital shares repurchased [
  (118,164,220) and (87,504,867) shares,
  respectively ]. . . . . . . . . . . .     (1,397,865,139)    (1,461,386,370)
                                           ---------------    ---------------
 Total Class IA transactions. . . . . .     (1,136,672,747)      (739,793,063)
                                           ---------------    ---------------
 CLASS IB
 Capital shares sold [ 11,820,709 and
  17,438,701 shares, respectively ]. . .       140,362,920        296,849,577
 Capital shares issued in reinvestment of
  dividends and distributions [ 60,440
  and 2,520,938 shares, respectively ]             719,408         43,651,407
 Capital shares repurchased [
  (21,068,580) and (9,912,784) shares,
  respectively ]. . . . . . . . . . . .       (238,908,574)      (161,609,193)
                                           ---------------    ---------------
 Total Class IB transactions. . . . . .        (97,826,246)       178,891,791
                                           ---------------    ---------------
 NET DECREASE IN NET ASSETS RESULTING
  FROM CAPITAL SHARE TRANSACTIONS . . . .   (1,234,498,993)      (560,901,272)
                                           ---------------    ---------------
 TOTAL DECREASE IN NET ASSETS . . . . . .   (4,901,674,564)    (2,307,151,408)
 NET ASSETS:
 Beginning of year. . . . . . . . . . .     11,409,020,539     13,716,171,947
                                           ---------------    ---------------
 End of year (a). . . . . . . . . . . .    $ 6,507,345,975    $11,409,020,539
                                           ===============    ===============
 -----------
 (a)  Includes accumulated undistributed
  net investment income of. . . . . . .    $    62,130,394    $     3,662,689
                                           ---------------    ---------------




                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/ALLIANCE GROWTH AND INCOME PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
 ASSETS
 Investments at value (Cost $2,090,640,918)(Note 1)    $1,794,326,776
 Short-term investments held as collateral for
  loaned securities . . . . . . . . . . . . . . . .       102,051,454
 Dividends, interest and other receivables. . . . .         2,503,671
 Receivable from Separate Accounts for Trust shares
  sold. . . . . . . . . . . . . . . . . . . . . . .         1,784,906
 Other assets . . . . . . . . . . . . . . . . . . .            85,288
                                                       --------------
  Total assets. . . . . . . . . . . . . . . . . . .     1,900,752,095
                                                       --------------
 LIABILITIES
 Collateral held for loaned securities. . . . . . .       102,051,454
 Payable for securities purchased . . . . . . . . .        13,647,764
 Payable to Separate Accounts for Trust shares
  redeemed. . . . . . . . . . . . . . . . . . . . .         3,183,224
 Investment management fees payable . . . . . . . .           894,206
 Distribution fees payable - Class IB . . . . . . .           142,859
 Administrative fees payable. . . . . . . . . . . .            53,152
 Trustees' fees payable . . . . . . . . . . . . . .            37,094
 Payable to custodian . . . . . . . . . . . . . . .            22,058
 Accrued expenses (Note 1). . . . . . . . . . . . .           157,421
                                                       --------------
  Total liabilities . . . . . . . . . . . . . . . .       120,189,232
                                                       --------------
 NET ASSETS . . . . . . . . . . . . . . . . . . . .    $1,780,562,863
                                                       ==============
 Net assets were comprised of:
 Paid in capital. . . . . . . . . . . . . . . . . .    $2,278,343,398
 Accumulated undistributed net investment income. .            36,650
 Accumulated undistributed net realized loss. . . .      (201,503,043)
 Unrealized depreciation on investments . . . . . .      (296,314,142)
                                                       --------------
  Net assets. . . . . . . . . . . . . . . . . . . .    $1,780,562,863
                                                       ==============
 CLASS IA
 Net asset value, offering and redemption price per
  share, $1,126,754,330 / 87,556,516 shares
  outstanding (unlimited amount authorized: $0.01
  par value) (Note 1) . . . . . . . . . . . . . . .    $        12.87
                                                       ==============
 CLASS IB
 Net asset value, offering and redemption price per
  share, $653,808,533 / 51,103,092 shares
  outstanding (unlimited amount authorized: $0.01
  par value) (Note 1) . . . . . . . . . . . . . . .    $        12.79
                                                       ==============
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
 INVESTMENT INCOME (NOTE 1)
 Dividends. . . . . . . . . . . . . . . . . . . . .    $   38,270,138
 Interest . . . . . . . . . . . . . . . . . . . . .         1,167,661
 Securities lending (net) . . . . . . . . . . . . .           326,656
                                                       --------------
  Total income. . . . . . . . . . . . . . . . . . .        39,764,455
                                                       --------------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
 Investment management fees . . . . . . . . . . . .        11,546,051
 Distribution fees - Class IB . . . . . . . . . . .         1,652,633
 Administrative fees. . . . . . . . . . . . . . . .           609,095
 Printing and mailing expenses. . . . . . . . . . .           417,374
 Professional fees. . . . . . . . . . . . . . . . .           115,070
 Custodian fees . . . . . . . . . . . . . . . . . .            55,885
 Trustees' fees . . . . . . . . . . . . . . . . . .            45,431
 Miscellaneous. . . . . . . . . . . . . . . . . . .            27,141
                                                       --------------
  Gross expenses. . . . . . . . . . . . . . . . . .        14,468,680
 Less: Fees paid indirectly (Note 1)                         (689,101)
                                                       --------------
  Net expenses. . . . . . . . . . . . . . . . . . .        13,779,579
                                                       --------------
 NET INVESTMENT INCOME  . . . . . . . . . . . . . .        25,984,876
                                                       --------------
 REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 1)
 Realized loss on securities. . . . . . . . . . . .      (160,585,170)
 Change in unrealized depreciation on securities. .      (358,997,094)
                                                       --------------
 NET REALIZED AND UNREALIZED LOSS . . . . . . . . .      (519,582,264)
                                                       --------------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS . . . . . . . . . . . . . . . . . . . .    $ (493,597,388)
                                                       ==============







STATEMENT OF CHANGES IN NET ASSETS
                                                 YEAR ENDED DECEMBER 31,
                                             -------------------------------
                                                  2002              2001
                                             ---------------  -----------------
 INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
 Net investment income. . . . . . . . . .    $   25,984,876    $   21,152,852
 Net realized gain (loss) on investments.      (160,585,170)       80,815,479
 Net change in unrealized depreciation on
  investments. . . . . . . . . . . . . . .     (358,997,094)     (138,632,850)
                                             --------------    --------------
 NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS. . . . . . . . . . . . . . .      (493,597,388)      (36,664,519)
                                             --------------    --------------
 DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income
 Class IA. . . . . . . . . . . . . . . . .      (18,193,255)      (15,255,790)
 Class IB. . . . . . . . . . . . . . . . .       (8,807,426)       (5,110,958)
                                             --------------    --------------
                                                (27,000,681)      (20,366,748)
                                             --------------    --------------
 Distributions from net realized capital
  gains
 Class IA. . . . . . . . . . . . . . . . .               --       (64,633,081)
 Class IB. . . . . . . . . . . . . . . . .               --       (27,775,337)
                                             --------------    --------------
                                                         --       (92,408,418)
                                             --------------    --------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS . . . .      (27,000,681)     (112,775,166)
                                             --------------    --------------
 CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IA
 Capital shares sold [ 7,720,169 and
  50,944,999 shares, respectively ]. . . .      117,584,834       907,722,584
 Capital shares issued in reinvestment of
  dividends and distributions [ 1,398,141
  and 4,920,700 shares, respectively ]           18,193,255        79,888,871
 Capital shares repurchased [ (16,239,024)
  and (41,294,312) shares, respectively ].     (227,307,965)     (731,790,457)
                                             --------------    --------------
 Total Class IA transactions. . . . . . .       (91,529,876)      255,820,998
                                             --------------    --------------
 CLASS IB
 Capital shares sold [ 15,256,908 and
  20,001,435 shares, respectively ]. . . .      218,595,638       350,152,463
 Capital shares issued in reinvestment of
  dividends and distributions [ 680,764 and
  2,036,980 shares, respectively ]                8,807,426        32,886,295
 Capital shares repurchased [ (5,728,815)
  and (7,519,843) shares, respectively ].       (76,523,523)     (130,453,289)
                                             --------------    --------------
 Total Class IB transactions. . . . . . .       150,879,541       252,585,469
                                             --------------    --------------
 NET INCREASE IN NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS . . . . . . .       59,349,665       508,406,467
                                             --------------    --------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS .     (461,248,404)      358,966,782
 NET ASSETS:
 Beginning of year. . . . . . . . . . . .     2,241,811,267     1,882,844,485
                                             --------------    --------------
 End of year (a). . . . . . . . . . . . .    $1,780,562,863    $2,241,811,267
                                             ==============    ==============
 -----------
 (a)  Includes accumulated undistributed
  (overdistributed) net investment income
  of. . . . . . . . . . . . . . . . . . .    $       36,650    $      (19,509)
                                             --------------    --------------




                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
 ASSETS
 Investments at value (Cost $834,070,413)(Note 1) . .    $  845,942,621
 Repurchase agreement (Cost $262,139,000) . . . . . .       262,139,000
 Short-term investments held as collateral for loaned
  securities. . . . . . . . . . . . . . . . . . . . .       378,841,508
 Receivable for forward commitments . . . . . . . . .        36,068,500
 Dividends, interest and other receivables. . . . . .         6,457,981
 Receivable from Separate Accounts for Trust shares
  sold. . . . . . . . . . . . . . . . . . . . . . . .         1,066,959
 Other assets . . . . . . . . . . . . . . . . . . . .             9,230
                                                         --------------
  Total assets. . . . . . . . . . . . . . . . . . . .     1,530,525,799
                                                         --------------
 LIABILITIES
 Collateral held for loaned securities. . . . . . . .       378,841,508
 Payable for forward commitments. . . . . . . . . . .       211,475,862
 Payable to Separate Accounts for Trust shares
  redeemed. . . . . . . . . . . . . . . . . . . . . .         2,266,243
 Investment management fees payable . . . . . . . . .           391,332
 Distribution fees payable - Class IB . . . . . . . .           112,449
 Payable to custodian . . . . . . . . . . . . . . . .            30,884
 Administrative fees payable. . . . . . . . . . . . .            24,189
 Trustees' fees payable . . . . . . . . . . . . . . .            16,684
 Accrued expenses (Note 1). . . . . . . . . . . . . .           106,461
                                                         --------------
  Total liabilities . . . . . . . . . . . . . . . . .       593,265,612
                                                         --------------
 NET ASSETS . . . . . . . . . . . . . . . . . . . . .    $  937,260,187
                                                         ==============
 Net assets were comprised of:
 Paid in capital. . . . . . . . . . . . . . . . . . .    $  922,791,682
 Accumulated undistributed net investment income. . .           424,779
 Accumulated undistributed net realized gain. . . . .         2,171,518
 Unrealized appreciation on investments . . . . . . .        11,872,208
                                                         --------------
  Net assets. . . . . . . . . . . . . . . . . . . . .    $  937,260,187
                                                         ==============
 CLASS IA
 Net asset value, offering and redemption price per
  share, $391,662,077 / 38,023,109 shares outstanding
  (unlimited amount authorized: $0.01 par value) (Note
  1). . . . . . . . . . . . . . . . . . . . . . . . .    $        10.30
                                                         ==============
 CLASS IB
 Net asset value, offering and redemption price per
  share, $545,598,110 / 53,284,109 shares outstanding
  (unlimited amount authorized: $0.01 par value) (Note
  1). . . . . . . . . . . . . . . . . . . . . . . . .    $        10.24
                                                         ==============
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
 INVESTMENT INCOME (NOTE 1)
 Interest . . . . . . . . . . . . . . . . . . . . . .    $   24,294,928
 Securities lending (net) . . . . . . . . . . . . . .           448,370
                                                         --------------
  Total income. . . . . . . . . . . . . . . . . . . .        24,743,298
                                                         --------------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
 Investment management fees . . . . . . . . . . . . .         3,267,158
 Distribution fees - Class IB . . . . . . . . . . . .           857,536
 Administrative fees. . . . . . . . . . . . . . . . .           201,339
 Printing and mailing expenses. . . . . . . . . . . .           175,172
 Custodian fees . . . . . . . . . . . . . . . . . . .           107,036
 Professional fees. . . . . . . . . . . . . . . . . .            59,399
 Trustees' fees . . . . . . . . . . . . . . . . . . .            16,566
 Miscellaneous. . . . . . . . . . . . . . . . . . . .            14,628
                                                         --------------
  Total expenses. . . . . . . . . . . . . . . . . . .         4,698,834
                                                         --------------
 NET INVESTMENT INCOME  . . . . . . . . . . . . . . .        20,044,464
                                                         --------------
 REALIZED AND UNREALIZED GAIN (NOTE 1)
 Realized gain on:
 Securities . . . . . . . . . . . . . . . . . . . . .        23,834,985
 Options Written. . . . . . . . . . . . . . . . . . .           335,607
 Futures. . . . . . . . . . . . . . . . . . . . . . .            77,410
                                                         --------------
  Net realized gain . . . . . . . . . . . . . . . . .        24,248,002
                                                         --------------
 Change in unrealized appreciation on securities. . .         9,765,486
                                                         --------------
 NET REALIZED AND UNREALIZED GAIN . . . . . . . . . .        34,013,488
                                                         --------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS    $   54,057,952
                                                         ==============




STATEMENT OF CHANGES IN NET ASSETS
                                                   YEAR ENDED DECEMBER 31,
                                                 ---------------------------
                                                     2002            2001
                                                 -------------  ---------------
 INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
 Net investment income. . . . . . . . . . . .    $ 20,044,464    $ 14,859,548
 Net realized gain on investments. . . . . . .     24,248,002       7,985,044
 Net change in unrealized appreciation
  (depreciation) on investments. . . . . . . .      9,765,486      (1,218,365)
                                                 ------------    ------------
 NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS. . . . . . . . . . . . . . . . .      54,057,952      21,626,227
                                                 ------------    ------------
 DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income
 Class IA. . . . . . . . . . . . . . . . . . .     (8,885,652)     (8,338,708)
 Class IB. . . . . . . . . . . . . . . . . . .    (11,340,570)     (6,679,108)
                                                 ------------    ------------
                                                  (20,226,222)    (15,017,816)
                                                 ------------    ------------
 Distributions from net realized capital gains
 Class IA. . . . . . . . . . . . . . . . . . .     (7,525,380)             --
 Class IB. . . . . . . . . . . . . . . . . . .    (10,331,515)             --
                                                 ------------    ------------
                                                  (17,856,895)             --
                                                 ------------    ------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS . . . . . .    (38,083,117)    (15,017,816)
                                                 ------------    ------------
 CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IA
 Capital shares sold [ 21,220,315 and
  12,768,262 shares, respectively ]. . . . . .    219,280,802     127,029,243
 Capital shares issued in reinvestment of
  dividends and distributions [ 1,598,341 and
  846,569 shares, respectively ]. . . . . . .      16,411,032       8,338,708
 Capital shares repurchased [ (9,206,416) and
  (4,296,830) shares, respectively ]. . . . .     (94,783,076)    (42,386,154)
                                                 ------------    ------------
 Total Class IA transactions. . . . . . . . .     140,908,758      92,981,797
                                                 ------------    ------------
 CLASS IB
 Capital shares sold [ 38,476,501 and
  13,829,867 shares, respectively ]. . . . . .    397,551,049     137,770,460
 Capital shares issued in reinvestment of
  dividends and distributions [ 2,123,174 and
  680,847 shares, respectively ]. . . . . . .      21,672,085       6,679,108
 Capital shares repurchased [ (8,160,641) and
  (1,224,904) shares, respectively ]. . . . .     (84,787,568)    (12,188,230)
                                                 ------------    ------------
 Total Class IB transactions. . . . . . . . .     334,435,566     132,261,338
                                                 ------------    ------------
 NET INCREASE IN NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS . . . . . . . . .    475,344,324     225,243,135
                                                 ------------    ------------
 TOTAL INCREASE IN NET ASSETS . . . . . . . . .   491,319,159     231,851,546
 NET ASSETS:
 Beginning of year. . . . . . . . . . . . . .     445,941,028     214,089,482
                                                 ------------    ------------
 End of year (a). . . . . . . . . . . . . . .    $937,260,187    $445,941,028
                                                 ============    ============
 -----------
 (a)  Includes accumulated undistributed
  (overdistributed) net investment income of.    $    424,779    $     (7,943)
                                                 ------------    ------------




                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/ALLIANCE INTERNATIONAL PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
 ASSETS
 Investments at value (Cost $1,161,758,099)(Note 1)    $1,073,154,367
 Short-term investments held as collateral for
  loaned securities . . . . . . . . . . . . . . . .        52,138,684
 Receivable for securities sold . . . . . . . . . .        12,197,270
 Receivable from broker for collateral held in
  connection with open futures contract . . . . . .        10,428,419
 Dividends, interest and other receivables. . . . .         1,453,177
 Other assets . . . . . . . . . . . . . . . . . . .            61,204
                                                       --------------
  Total assets. . . . . . . . . . . . . . . . . . .     1,149,433,121
                                                       --------------
 LIABILITIES
 Overdraft payable (Foreign cash payable $328,875).           375,016
 Collateral held for loaned securities. . . . . . .        52,138,684
 Payable for securities purchased . . . . . . . . .        11,584,027
 Payable to Separate Accounts for Trust shares
  redeemed. . . . . . . . . . . . . . . . . . . . .         1,748,725
 Investment management fees payable . . . . . . . .           574,798
 Payable to custodian . . . . . . . . . . . . . . .           261,517
 Trustees' fees payable . . . . . . . . . . . . . .            68,153
 Distribution fees payable - Class IB . . . . . . .            44,038
 Administrative fees payable. . . . . . . . . . . .            19,099
 Accrued expenses (Note 1). . . . . . . . . . . . .           215,530
                                                       --------------
  Total liabilities . . . . . . . . . . . . . . . .        67,029,587
                                                       --------------
 NET ASSETS . . . . . . . . . . . . . . . . . . . .    $1,082,403,534
                                                       ==============
 Net assets were comprised of:
 Paid in capital. . . . . . . . . . . . . . . . . .    $1,658,814,242
 Accumulated undistributed net investment income. .         3,713,559
 Accumulated undistributed net realized loss. . . .      (490,834,267)
 Unrealized depreciation on investments . . . . . .       (89,290,000)
                                                       --------------
  Net assets. . . . . . . . . . . . . . . . . . . .    $1,082,403,534
                                                       ==============
 CLASS IA
 Net asset value, offering and redemption price per
  share, $876,907,211 / 121,170,484 shares
  outstanding (unlimited amount authorized: $0.01
  par value) (Note 1) . . . . . . . . . . . . . . .    $         7.24
                                                       ==============
 CLASS IB
 Net asset value, offering and redemption price per
  share, $205,496,323 / 28,802,103 shares
  outstanding (unlimited amount authorized: $0.01
  par value) (Note 1) . . . . . . . . . . . . . . .    $         7.13
                                                       ==============
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
 INVESTMENT INCOME (NOTE 1)
 Dividends (net of $496,086 foreign withholding tax)   $    4,519,592
 Interest (net of $3,040 foreign withholding tax) .           167,652
 Securities lending (net) . . . . . . . . . . . . .           167,291
                                                       --------------
  Total income. . . . . . . . . . . . . . . . . . .         4,854,535
                                                       --------------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
 Investment management fees . . . . . . . . . . . .         2,441,439
 Custodian fees . . . . . . . . . . . . . . . . . .           243,679
 Printing and mailing expenses. . . . . . . . . . .           203,989
 Distribution fees - Class IB . . . . . . . . . . .           146,510
 Administrative fees. . . . . . . . . . . . . . . .           134,026
 Professional fees. . . . . . . . . . . . . . . . .            90,573
 Trustees' fees . . . . . . . . . . . . . . . . . .            13,994
 Miscellaneous. . . . . . . . . . . . . . . . . . .            16,455
                                                       --------------
  Gross expenses. . . . . . . . . . . . . . . . . .         3,290,665
 Less:   Waiver of investment management fees
    (Note 6). . . . . . . . . . . . . . . . . . . .          (132,717)
            Fees paid indirectly (Note 1) . . . . .           (56,167)
                                                       --------------
  Net expenses. . . . . . . . . . . . . . . . . . .         3,101,781
                                                       --------------
 NET INVESTMENT INCOME  . . . . . . . . . . . . . .         1,752,754
                                                       --------------
 REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 1)
 Realized gain (loss) on:
 Securities . . . . . . . . . . . . . . . . . . . .       (38,420,600)
 Futures contracts. . . . . . . . . . . . . . . . .        (4,277,616)
 Foreign currency transactions. . . . . . . . . . .         2,012,695
                                                       --------------
  Net realized loss . . . . . . . . . . . . . . . .       (40,685,521)
                                                       --------------
 Change in unrealized appreciation (depreciation)
  on:
 Securities . . . . . . . . . . . . . . . . . . . .        (6,575,030)
 Futures contracts. . . . . . . . . . . . . . . . .          (809,419)
 Foreign currency translations. . . . . . . . . . .            80,773
                                                       --------------
  Net change in unrealized depreciation . . . . . .        (7,303,676)
                                                       --------------
 NET REALIZED AND UNREALIZED LOSS . . . . . . . . .       (47,989,197)
                                                       --------------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS . . . . . . . . . . . . . . . . . . . .    $  (46,236,443)
                                                       ==============





STATEMENT OF CHANGES IN NET ASSETS
                                                 YEAR ENDED DECEMBER 31,
                                              ------------------------------
                                                   2002             2001
                                              ---------------  ----------------
 INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
 Net investment income. . . . . . . . . . .   $    1,752,754    $     301,304
 Net realized loss on investments and
  foreign currency transactions. . . . . .       (40,685,521)     (46,971,630)
 Net change in unrealized depreciation on
  investments and foreign currency
  translations. . . . . . . . . . . . . . .       (7,303,676)     (12,779,691)
                                              --------------    -------------
 NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS. . . . . . . . . . . . . . . .      (46,236,443)     (59,450,017)
                                              --------------    -------------
 DISTRIBUTIONS:
 Distributions from net realized capital
  gains
 Class IA. . . . . . . . . . . . . . . . .                --       (4,004,719)
 Class IB. . . . . . . . . . . . . . . . .                --         (758,705)
                                              --------------    -------------
                                                          --       (4,763,424)
                                              --------------    -------------
 CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IA
 Capital shares sold [ 62,949,501 and
  39,656,124 shares, respectively ]. . . .       471,285,996      352,585,055
 Capital shares issued in connection with
  substitution (Note 8) [ 101,511,603 and 0
  shares, respectively ]. . . . . . . . . .      755,870,519               --
 Capital shares issued in reinvestment of
  distributions [ 0 and 430,615 shares,
  respectively ]. . . . . . . . . . . . . .               --        4,004,719
 Capital shares repurchased [ (64,163,840)
  and (40,713,829) shares, respectively ].      (481,552,125)    (362,357,488)
                                              --------------    -------------
 Total Class IA transactions. . . . . . . .      745,604,390       (5,767,714)
                                              --------------    -------------
 CLASS IB
 Capital shares sold [ 12,079,941 and
  26,541,967 shares, respectively ]. . . .        90,700,408      235,374,910
 Capital shares issued in connection with
  substitution (Note 8) [ 22,055,946 and 0
  shares, respectively ]. . . . . . . . . .      161,950,385               --
 Capital shares issued in reinvestment of
  distributions [ 0 and 82,200 shares,
  respectively ]. . . . . . . . . . . . . .               --          758,705
 Capital shares repurchased [ (9,876,909)
  and (25,602,903) shares, respectively ].       (73,279,253)    (227,985,314)
                                              --------------    -------------
 Total Class IB transactions. . . . . . . .      179,371,540        8,148,301
                                              --------------    -------------
 NET INCREASE IN NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS . . . . . . . .     924,975,930        2,380,587
                                              --------------    -------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS . .     878,739,487      (61,832,854)
 NET ASSETS:
 Beginning of year. . . . . . . . . . . . .      203,664,047      265,496,901
                                              --------------    -------------
 End of year (a). . . . . . . . . . . . . .   $1,082,403,534    $ 203,664,047
                                              ==============    =============
 -----------
 (a)  Includes accumulated undistributed
  (overdistributed) net investment income of  $    3,713,559    $     (51,890)
                                              --------------    -------------




                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/ALLIANCE PREMIER GROWTH PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
 ASSETS
 Investments at value (Cost $709,892,543) (Note 1).    $  600,545,698
 Short-term investments held as collateral for
  loaned securities . . . . . . . . . . . . . . . .        25,061,850
 Receivable for securities sold . . . . . . . . . .         5,478,354
 Receivable from Separate Accounts for Trust shares
  sold. . . . . . . . . . . . . . . . . . . . . . .           802,359
 Dividends, interest and other receivables. . . . .           330,891
 Other assets . . . . . . . . . . . . . . . . . . .            10,109
                                                       --------------
  Total assets. . . . . . . . . . . . . . . . . . .       632,229,261
                                                       --------------
 LIABILITIES
 Collateral held for loaned securities. . . . . . .        25,061,850
 Payable for securities purchased . . . . . . . . .         3,238,657
 Payable to Separate Accounts for Trust shares
  redeemed. . . . . . . . . . . . . . . . . . . . .           922,764
 Investment management fees payable . . . . . . . .           403,393
 Distribution fees payable - Class IB . . . . . . .           116,698
 Administrative fees payable. . . . . . . . . . . .            37,121
 Payable to custodian . . . . . . . . . . . . . . .            17,011
 Trustees' fees payable . . . . . . . . . . . . . .             7,148
 Accrued expenses (Note 1). . . . . . . . . . . . .            88,718
                                                       --------------
  Total liabilities . . . . . . . . . . . . . . . .        29,893,360
                                                       --------------
 NET ASSETS . . . . . . . . . . . . . . . . . . . .    $  602,335,901
                                                       ==============
 Net assets were comprised of:
 Paid in capital. . . . . . . . . . . . . . . . . .    $1,396,982,600
 Accumulated overdistributed net investment income.            (7,961)
 Accumulated undistributed net realized loss. . . .      (685,291,893)
 Unrealized depreciation on investments . . . . . .      (109,346,845)
                                                       --------------
  Net assets. . . . . . . . . . . . . . . . . . . .    $  602,335,901
                                                       ==============
 CLASS IA
 Net asset value, offering and redemption price per
  share, $21,360,632 / 4,209,064 shares outstanding
  (unlimited amount authorized: $0.01 par value)
  (Note 1). . . . . . . . . . . . . . . . . . . . .    $         5.07
                                                       ==============
 CLASS IB
 Net asset value, offering and redemption price per
  share, $580,975,269 / 115,413,285 shares
  outstanding (unlimited amount authorized: $0.01
  par value) (Note 1) . . . . . . . . . . . . . . .    $         5.03
                                                       ==============
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
 INVESTMENT INCOME (NOTE 1)
 Dividends. . . . . . . . . . . . . . . . . . . . .    $    4,745,437
 Interest . . . . . . . . . . . . . . . . . . . . .            78,704
 Securities lending (net) . . . . . . . . . . . . .           115,766
                                                       --------------
  Total income. . . . . . . . . . . . . . . . . . .         4,939,907
                                                       --------------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
 Investment management fees . . . . . . . . . . . .         6,767,780
 Distribution fees - Class IB . . . . . . . . . . .         1,807,329
 Administrative fees. . . . . . . . . . . . . . . .           280,148
 Printing and mailing expenses. . . . . . . . . . .           247,603
 Professional fees. . . . . . . . . . . . . . . . .            45,917
 Custodian fees . . . . . . . . . . . . . . . . . .            41,366
 Trustees' fees . . . . . . . . . . . . . . . . . .            15,703
 Miscellaneous. . . . . . . . . . . . . . . . . . .            13,472
                                                       --------------
  Gross expenses. . . . . . . . . . . . . . . . . .         9,219,318
 Less:   Waiver of investment management fees
    (Note 6). . . . . . . . . . . . . . . . . . . .          (644,621)
            Fees paid indirectly (Note 1) . . . . .           (90,989)
                                                       --------------
  Net expenses. . . . . . . . . . . . . . . . . . .         8,483,708
                                                       --------------
 NET INVESTMENT LOSS  . . . . . . . . . . . . . . .        (3,543,801)
                                                       --------------
 REALIZED AND UNREALIZED LOSS (NOTE 1)
 Realized loss on securities. . . . . . . . . . . .      (189,268,561)
 Net change in depreciation on securities . . . . .      (100,655,330)
                                                       --------------
 NET REALIZED AND UNREALIZED LOSS . . . . . . . . .      (289,923,891)
                                                       --------------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS . . . . . . . . . . . . . . . . . . . .    $ (293,467,692)
                                                       ==============





STATEMENT OF CHANGES IN NET ASSETS
                                                 YEAR ENDED DECEMBER  31,
                                              ------------------------------
                                                       2002              2001
                                              -------------   ---------------
 INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
 Net investment loss. . . . . . . . . . . .   $  (3,543,801)   $   (4,093,696)
 Net realized loss on investments. . . . .     (189,268,561)     (520,916,391)
 Net change in unrealized appreciation
  (depreciation) on investments. . . . . .     (100,655,330)      206,709,362
                                              -------------    --------------
 NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS. . . . . . . . . . . . . . . .    (293,467,692)     (318,300,725)
                                              -------------    --------------
 DIVIDENDS AND DISTRIBUTIONS:
 Distributions from net realized capital
  gains
 Class IA. . . . . . . . . . . . . . . . .               --            (4,012)
 Class IB. . . . . . . . . . . . . . . . .               --           (83,885)
                                              -------------    --------------
                                                         --           (87,897)
                                              -------------    --------------
 CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IA
 Capital shares sold [ 686,500 and 1,473,579
  shares, respectively ]. . . . . . . . . .       4,122,340        12,706,178
 Capital shares issued in reinvestment of
  dividends and distributions [ 0 and 457
  shares, respectively ]. . . . . . . . . .              --             4,012
 Capital shares repurchased [ (1,792,439)
  and (1,268,018) shares, respectively ]. .     (10,494,557)       (9,695,444)
                                              -------------    --------------
 Total Class IA transactions. . . . . . . .      (6,372,217)        3,014,746
                                              -------------    --------------
 CLASS IB
 Capital shares sold [ 22,946,461 and
  82,026,893 shares, respectively ]. . . .      141,930,823       676,537,708
 Capital shares issued in reinvestment of
  dividends and distributions [ 0 and 9,609
  shares, respectively ]. . . . . . . . . .              --            83,885
 Capital shares repurchased [ (33,953,191)
  and (92,093,526) shares, respectively ].     (203,161,614)     (526,906,154)
 In-kind redemptions [ 0 and (3,034,794)
  shares, respectively ]. . . . . . . . . .              --      (262,006,704)
                                              -------------    --------------
 Total Class IB transactions. . . . . . . .     (61,230,791)     (112,291,265)
                                              -------------    --------------
 NET DECREASE IN NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS . . . . . . . .    (67,603,008)     (109,276,519)
                                              -------------    --------------
 TOTAL DECREASE IN NET ASSETS . . . . . . .    (361,070,700)     (427,655,141)
 NET ASSETS:
 Beginning of year. . . . . . . . . . . . .     963,406,601     1,391,071,742
                                              -------------    --------------
 End of year (a). . . . . . . . . . . . . .   $ 602,335,901    $  963,406,601
                                              =============    ==============
 -----------
 (a)  Includes accumulated overdistributed
  net investment income of. . . . . . . . .   $      (7,961)   $       (4,949)
                                              -------------    --------------




                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/ALLIANCE QUALITY BOND PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
 ASSETS
 Investments at value (Cost $732,677,659) (Note 1) . . . .    $744,758,579
 Short-term investments held as collateral for loaned
  securities . . . . . . . . . . . . . . . . . . . . . . .     126,649,497
 Dividends, interest and other receivables . . . . . . . .       4,373,142
 Receivable from Separate Accounts for Trust shares sold .       1,202,592
 Other assets. . . . . . . . . . . . . . . . . . . . . . .           5,448
                                                              ------------
  Total assets . . . . . . . . . . . . . . . . . . . . . .     876,989,258
                                                              ------------
 LIABILITIES
 Payable for forward commitments . . . . . . . . . . . . .     212,353,758
 Collateral held for loaned securities . . . . . . . . . .     126,649,497
 Payable to Separate Accounts for Trust shares redeemed. .       4,550,173
 Payable for securities purchased. . . . . . . . . . . . .       1,427,106
 Unrealized depreciation of forward foreign currency
  contracts (Note 1) . . . . . . . . . . . . . . . . . . .         742,861
 Investment management fees payable. . . . . . . . . . . .         232,794
 Distribution fees payable - Class IB. . . . . . . . . . .          38,183
 Administrative fees payable . . . . . . . . . . . . . . .          22,565
 Payable to custodian. . . . . . . . . . . . . . . . . . .          14,458
 Trustees' fees payable. . . . . . . . . . . . . . . . . .          10,355
 Accrued expenses (Note 1) . . . . . . . . . . . . . . . .          58,561
                                                              ------------
  Total liabilities. . . . . . . . . . . . . . . . . . . .     346,100,311
                                                              ------------
 NET ASSETS  . . . . . . . . . . . . . . . . . . . . . . .    $530,888,947
                                                              ============
 Net assets were comprised of:
 Paid in capital . . . . . . . . . . . . . . . . . . . . .    $515,855,311
 Accumulated overdistributed net investment income . . . .       (114,365)
 Accumulated undistributed net realized gain . . . . . . .       3,774,571
 Unrealized appreciation on investments. . . . . . . . . .      11,373,430
                                                              ------------
  Net assets . . . . . . . . . . . . . . . . . . . . . . .    $530,888,947
                                                              ============
 CLASS IA
 Net asset value, offering and redemption price per share,
  $341,209,034 / 33,546,438 shares outstanding (unlimited
  amount authorized: $0.01 par value) (Note 1) . . . . . .    $      10.17
                                                              ============
 CLASS IB
 Net asset value, offering and redemption price per share,
  $189,679,913 / 18,740,671 shares outstanding (unlimited
  amount authorized: $0.01 par value) (Note 1) . . . . . .    $      10.12
                                                              ============
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
 INVESTMENT INCOME (NOTE 1)
 Interest (net of $1,240 foreign withholding tax). . . . .    $ 16,119,269
 Securities lending (net). . . . . . . . . . . . . . . . .         179,428
                                                              ------------
  Total income . . . . . . . . . . . . . . . . . . . . . .      16,298,697
                                                              ------------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
 Investment management fees. . . . . . . . . . . . . . . .       2,261,575
 Distribution fees - Class IB. . . . . . . . . . . . . . .         260,819
 Administrative fees . . . . . . . . . . . . . . . . . . .         158,454
 Printing and mailing expenses . . . . . . . . . . . . . .         143,623
 Professional fees . . . . . . . . . . . . . . . . . . . .          61,677
 Custodian fees. . . . . . . . . . . . . . . . . . . . . .          40,889
 Trustees' fees. . . . . . . . . . . . . . . . . . . . . .          10,903
 Miscellaneous . . . . . . . . . . . . . . . . . . . . . .          12,898
                                                              ------------
  Total expenses . . . . . . . . . . . . . . . . . . . . .       2,950,838
                                                              ------------
 NET INVESTMENT INCOME . . . . . . . . . . . . . . . . . .      13,347,859
                                                              ------------
 REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 1)
 Realized gain (loss) on:
 Securities. . . . . . . . . . . . . . . . . . . . . . . .      14,198,609
 Foreign currency transactions . . . . . . . . . . . . . .        (427,585)
                                                              ------------
  Net realized gain  . . . . . . . . . . . . . . . . . . .      13,771,024
                                                              ------------
 Change in unrealized appreciation (depreciation) on:
 Securities. . . . . . . . . . . . . . . . . . . . . . . .       7,963,423
 Foreign currency translations . . . . . . . . . . . . . .        (707,490)
                                                              ------------
  Net change in unrealized appreciation. . . . . . . . . .       7,255,933
                                                              ------------
 NET REALIZED AND UNREALIZED GAIN  . . . . . . . . . . . .      21,026,957
                                                              ------------
 NET INCREASE  IN NET ASSETS RESULTING FROM OPERATIONS . .    $ 34,374,816
                                                              ============





STATEMENT OF CHANGES IN NET ASSETS
                                                  YEAR ENDED DECEMBER 31,
                                                ----------------------------
                                                        2002             2001
                                                ------------   --------------
 INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
 Net investment income. . . . . . . . . . . .   $ 13,347,859    $  18,206,080
 Net realized gain on investments and foreign
  currency transactions. . . . . . . . . . .      13,771,024       24,725,107
 Net change in unrealized appreciation
  (depreciation) on investments and foreign
  currency translations. . . . . . . . . . .       7,255,933      (13,643,227)
                                                ------------    -------------
 NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS. . . . . . . . . . . . . . . . .     34,374,816       29,287,960
                                                ------------    -------------
 DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income
 Class IA. . . . . . . . . . . . . . . . . .      (9,221,236)     (15,693,200)
 Class IB. . . . . . . . . . . . . . . . . .      (4,528,379)      (2,231,828)
                                                ------------    -------------
                                                 (13,749,615)     (17,925,028)
                                                ------------    -------------
 Distributions from net realized capital gains
 Class IA. . . . . . . . . . . . . . . . . .      (4,262,021)              --
 Class IB. . . . . . . . . . . . . . . . . .      (2,271,020)              --
                                                ------------    -------------
                                                  (6,533,041)              --
                                                ------------    -------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS . . . . . .   (20,282,656)     (17,925,028)
                                                ------------    -------------
 CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IA
 Capital shares sold [ 9,060,810 and
  14,074,805 shares, respectively ]. . . . .      91,214,577      140,132,916
 Capital shares issued in reinvestment of
  dividends and distributions [ 1,333,582 and
  1,606,358 shares, respectively ]. . . . . .     13,483,257       15,693,200
 Capital shares repurchased [ (8,362,470) and
  (39,619,918) shares, respectively ]. . . .     (84,321,144)     (44,922,469)
 In-kind redemptions [ 0 and (2,486,849)
  shares, respectively ]. . . . . . . . . . .             --     (366,711,197)
                                                ------------    -------------
 Total Class IA transactions. . . . . . . . .     20,376,690     (255,807,550)
                                                ------------    -------------
 CLASS IB
 Capital shares sold [ 15,238,960 and
  3,958,853 shares, respectively ]. . . . . .    153,632,977       39,464,526
 Capital shares issued in reinvestment of
  dividends and distributions [ 675,641 and
  229,149 shares, respectively ]. . . . . . .      6,799,399        2,231,828
 Capital shares repurchased [ (1,966,966) and
  (356,683) shares, respectively ]. . . . . .    (19,952,656)      (3,579,499)
                                                ------------    -------------
 Total Class IB transactions. . . . . . . . .    140,479,720       38,116,855
                                                ------------    -------------
 NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE TRANSACTIONS .    160,856,410     (217,690,695)
                                                ------------    -------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS . . .   174,948,570     (206,327,763)
 NET ASSETS:
 Beginning of year. . . . . . . . . . . . . .    355,940,377      562,268,140
                                                ------------    -------------
 End of year (a). . . . . . . . . . . . . . .   $530,888,947    $ 355,940,377
                                                ============    =============
 -----------
 (a)  Includes accumulated undistributed
  (overdistributed) net investment income of.   $  (114,365)    $     610,161
                                                ------------    -------------




                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/ALLIANCE SMALL CAP GROWTH PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
 ASSETS
 Investments at value (Cost $655,061,633) (Note 1).    $ 625,135,124
 Cash . . . . . . . . . . . . . . . . . . . . . . .           25,326
 Receivable for securities sold . . . . . . . . . .        2,891,036
 Receivable from Separate Accounts for Trust shares
  sold. . . . . . . . . . . . . . . . . . . . . . .        1,350,712
 Dividends, interest and other receivables. . . . .          104,498
 Other assets . . . . . . . . . . . . . . . . . . .           20,994
                                                       -------------
  Total assets. . . . . . . . . . . . . . . . . . .      629,527,690
                                                       -------------
 LIABILITIES
 Payable for securities purchased . . . . . . . . .        2,079,402
 Payable to Separate Accounts for Trust shares
  redeemed. . . . . . . . . . . . . . . . . . . . .          774,980
 Investment management fees payable . . . . . . . .          408,667
 Distribution fees payable - Class IB . . . . . . .           58,992
 Administrative fees payable. . . . . . . . . . . .           29,725
 Payable to custodian . . . . . . . . . . . . . . .           18,002
 Trustees' fees payable . . . . . . . . . . . . . .            7,110
 Accrued expenses (Note 1). . . . . . . . . . . . .           65,608
                                                       -------------
  Total liabilities . . . . . . . . . . . . . . . .        3,442,486
                                                       -------------
 NET ASSETS . . . . . . . . . . . . . . . . . . . .    $ 626,085,204
                                                       =============
 Net assets were comprised of:
 Paid in capital. . . . . . . . . . . . . . . . . .    $ 979,951,759
 Accumulated overdistributed net investment income.           (7,009)
 Accumulated undistributed net realized loss. . . .     (323,933,037)
 Unrealized depreciation on investments . . . . . .      (29,926,509)
                                                       -------------
  Net assets. . . . . . . . . . . . . . . . . . . .    $ 626,085,204
                                                       =============
 CLASS IA
 Net asset value, offering and redemption price per
  share, $317,679,012 / 35,210,644 shares
  outstanding (unlimited amount authorized: $0.01
  par value) (Note 1) . . . . . . . . . . . . . . .    $        9.02
                                                       =============
 CLASS IB
 Net asset value, offering and redemption price per
  share, $308,406,192 / 34,664,693 shares
  outstanding (unlimited amount authorized: $0.01
  par value) (Note 1) . . . . . . . . . . . . . . .    $        8.90
                                                       =============
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
 INVESTMENT INCOME (NOTE 1)
 Dividends (net of $546 foreign withholding tax). .    $   1,599,612
 Interest . . . . . . . . . . . . . . . . . . . . .          287,687
                                                       -------------
  Total income. . . . . . . . . . . . . . . . . . .        1,887,299
                                                       -------------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
 Investment management fees . . . . . . . . . . . .        5,404,510
 Distribution fees - Class IB . . . . . . . . . . .          849,157
 Administrative fees. . . . . . . . . . . . . . . .          242,462
 Printing and mailing expenses. . . . . . . . . . .          209,844
 Professional fees. . . . . . . . . . . . . . . . .           70,802
 Custodian fees . . . . . . . . . . . . . . . . . .           49,918
 Trustees' fees . . . . . . . . . . . . . . . . . .           16,627
 Miscellaneous. . . . . . . . . . . . . . . . . . .           10,176
                                                       -------------
  Gross expenses. . . . . . . . . . . . . . . . . .        6,853,496
 Less: Fees paid indirectly (Note 1). . . . . . . .         (147,721)
                                                       -------------
  Net expenses. . . . . . . . . . . . . . . . . . .        6,705,775
                                                       -------------
 NET INVESTMENT LOSS  . . . . . . . . . . . . . . .       (4,818,476)
                                                       -------------
 REALIZED AND UNREALIZED LOSS (NOTE 1)
 Realized loss on securities. . . . . . . . . . . .     (221,176,778)
 Net change in unrealized depreciation on securities     (37,926,380)
                                                       -------------
 NET REALIZED AND UNREALIZED LOSS . . . . . . . . .     (259,103,158)
                                                       -------------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS . . . . . . . . . . . . . . . . . . . .    $(263,921,634)
                                                       =============




STATEMENT OF CHANGES IN NET ASSETS
                                                  YEAR ENDED DECEMBER 31,
                                               -----------------------------
                                                        2002             2001
                                               -------------   --------------
 DECREASE IN NET ASSETS FROM OPERATIONS:
 Net investment loss. . . . . . . . . . . .    $  (4,818,476)   $  (4,900,665)
 Net realized loss on investments. . . . . .    (221,176,778)     (91,641,990)
 Net change in unrealized depreciation on
  investments. . . . . . . . . . . . . . . .     (37,926,380)     (17,174,320)
                                               -------------    -------------
 NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS. . . . . . . . . . . . . . . .     (263,921,634)    (113,716,975)
                                               -------------    -------------
 DIVIDENDS AND DISTRIBUTIONS:
 Distributions from net realized capital
  gains
 Class IA. . . . . . . . . . . . . . . . . .              --       (7,374,174)
 Class IB. . . . . . . . . . . . . . . . . .              --       (5,594,961)
                                               -------------    -------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS . . . . .              --      (12,969,135)
                                               -------------    -------------
 CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IA
 Capital shares sold [ 18,512,587 and
  42,650,928 shares, respectively ]. . . . .     216,262,366      556,998,418
 Capital shares issued in reinvestment of
  dividends and distributions [ 0 and 543,818
  shares, respectively ]. . . . . . . . . .               --        7,374,174
 Capital shares repurchased [ (19,056,184)
  and (40,754,731) shares, respectively ]. .    (218,104,909)    (530,221,845)
                                               -------------    -------------
 Total Class IA transactions. . . . . . . .       (1,842,543)      34,150,747
                                               -------------    -------------
 CLASS IB
 Capital shares sold [ 56,752,743 and
  47,360,060 shares, respectively ]. . . . .     579,650,287      601,650,251
 Capital shares issued in connection with
  substitution (Note 8) [ 1,403,935 and 0
  shares, respectively ]. . . . . . . . . .       13,503,596               --
 Capital shares issued in reinvestment of
  dividends and distributions [ 0  and
  416,602 shares, respectively ]. . . . . .               --        5,594,961
 Capital shares repurchased [ (53,905,063)
  and (41,533,830) shares, respectively ]. .    (550,449,143)    (527,796,062)
                                               -------------    -------------
 Total Class IB transactions. . . . . . . .       42,704,740       79,449,150
                                               -------------    -------------
 NET INCREASE IN NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS . . . . . . . .      40,862,197      113,599,897
                                               -------------    -------------
 TOTAL DECREASE IN NET ASSETS . . . . . . . .   (223,059,437)     (13,086,213)
 NET ASSETS:
 Beginning of year. . . . . . . . . . . . .      849,144,641      862,230,854
                                               -------------    -------------
 End of year (a). . . . . . . . . . . . . .    $ 626,085,204    $ 849,144,641
                                               =============    =============
 -----------
 (a)  Includes accumulated overdistributed
  net investment income of. . . . . . . . .    $      (7,009)   $        (704)
                                               -------------    -------------




                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/ALLIANCE TECHNOLOGY PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
 ASSETS
 Investments at value (Cost $259,024,412) (Note 1).    $ 204,628,451
 Short-term investments held as collateral for
  loaned securities . . . . . . . . . . . . . . . .       11,814,375
 Receivable for securities sold . . . . . . . . . .        1,928,977
 Receivable from Separate Accounts for Trust shares
  sold. . . . . . . . . . . . . . . . . . . . . . .          800,984
 Dividends, interest and other receivables. . . . .           52,122
 Other assets . . . . . . . . . . . . . . . . . . .           13,975
                                                       -------------
  Total assets. . . . . . . . . . . . . . . . . . .      219,238,884
                                                       -------------
 LIABILITIES
 Collateral held for loaned securities. . . . . . .       11,814,375
 Payable for securities purchased . . . . . . . . .          552,145
 Payable to Separate Accounts for Trust shares
  redeemed. . . . . . . . . . . . . . . . . . . . .          411,057
 Investment management fees payable . . . . . . . .          136,723
 Distribution fees payable - Class IB . . . . . . .           38,928
 Payable to custodian . . . . . . . . . . . . . . .           11,778
 Administrative fees payable. . . . . . . . . . . .           10,588
 Trustees' fees payable . . . . . . . . . . . . . .            3,034
 Accrued expenses (Note 1). . . . . . . . . . . . .           25,927
                                                       -------------
  Total liabilities . . . . . . . . . . . . . . . .       13,004,555
                                                       -------------
 NET ASSETS . . . . . . . . . . . . . . . . . . . .    $ 206,234,329
                                                       =============
 Net assets were comprised of:
 Paid in capital. . . . . . . . . . . . . . . . . .    $ 534,327,819
 Accumulated overdistributed net investment income.           (1,947)
 Accumulated undistributed net realized loss. . . .     (273,695,582)
 Unrealized depreciation on investments . . . . . .      (54,395,961)
                                                       -------------
  Net assets. . . . . . . . . . . . . . . . . . . .    $ 206,234,329
                                                       =============
 CLASS IA
 Net asset value, offering and redemption price per
  share, $11,263,392 / 3,744,810 shares outstanding
  (unlimited amount authorized: $0.01 par value)
  (Note 1). . . . . . . . . . . . . . . . . . . . .    $        3.01
                                                       =============
 CLASS IB
 Net asset value, offering and redemption price per
  share, $194,970,937 / 65,294,221 shares
  outstanding (unlimited amount authorized: $0.01
  par value) (Note 1) . . . . . . . . . . . . . . .    $        2.99
                                                       =============
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
 INVESTMENT INCOME (NOTE 1)
 Dividends (net of $13,576 foreign withholding tax)    $     243,271
 Interest (net of $27,282 foreign withholding tax).          185,249
 Securities lending (net) . . . . . . . . . . . . .           73,636
                                                       -------------
  Total income. . . . . . . . . . . . . . . . . . .          502,156
                                                       -------------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
 Investment management fees . . . . . . . . . . . .        2,349,006
 Distribution fees - Class IB . . . . . . . . . . .          610,237
 Administrative fees. . . . . . . . . . . . . . . .          105,006
 Printing and mailing expenses. . . . . . . . . . .           63,371
 Professional fees. . . . . . . . . . . . . . . . .           44,657
 Custodian fees . . . . . . . . . . . . . . . . . .           36,710
 Trustees' fees . . . . . . . . . . . . . . . . . .            5,376
 Miscellaneous. . . . . . . . . . . . . . . . . . .            5,078
                                                       -------------
  Gross expenses. . . . . . . . . . . . . . . . . .        3,219,441
 Less:   Waiver of investment management fees (Note
    6). . . . . . . . . . . . . . . . . . . . . . .         (260,306)
            Fees paid indirectly (Note 1) . . . . .          (61,413)
                                                       -------------
  Net expenses. . . . . . . . . . . . . . . . . . .        2,897,722
                                                       -------------
 NET INVESTMENT LOSS  . . . . . . . . . . . . . . .       (2,395,566)
                                                       -------------
 REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 1)
 Realized loss on securities. . . . . . . . . . . .     (166,968,372)
 Net change in unrealized appreciation on securities      24,201,610
                                                       -------------
 NET REALIZED AND UNREALIZED LOSS . . . . . . . . .     (142,766,762)
                                                       -------------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS . . . . . . . . . . . . . . . . . . . .    $(145,162,328)
                                                       =============





STATEMENT OF CHANGES IN NET ASSETS
                                                  YEAR ENDED DECEMBER 31,
                                               -----------------------------
                                                        2002             2001
                                               -------------   --------------
 INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
 Net investment loss. . . . . . . . . . . .    $  (2,395,566)   $  (1,764,243)
 Net realized loss on investments. . . . . .    (166,968,372)     (72,296,309)
 Net change in unrealized appreciation
  (depreciation) on investments. . . . . . .      24,201,610      (19,314,790)
                                               -------------    -------------
 NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS. . . . . . . . . . . . . . . .     (145,162,328)     (93,375,342)
                                               -------------    -------------
 DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income
 Class IA. . . . . . . . . . . . . . . . . .              --           (3,742)
 Class IB. . . . . . . . . . . . . . . . . .              --          (43,210)
                                               -------------    -------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS . . . . .              --          (46,952)
                                               -------------    -------------
 CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IA
 Capital shares sold [ 7,386,909 and
  12,385,697 shares, respectively ]. . . . .      31,833,150       66,759,784
 Capital shares issued in reinvestment of
  dividends and distributions [ 0 and 639
  shares, respectively ]. . . . . . . . . .               --            3,742
 Capital shares repurchased [ (8,445,261) and
  (11,009,377) shares, respectively ]. . . .     (35,550,308)     (57,827,885)
                                               -------------    -------------
 Total Class IA transactions. . . . . . . .       (3,717,158)       8,935,641
                                               -------------    -------------
 CLASS IB
 Capital shares sold [ 30,923,939 and
  45,871,492 shares, respectively ]. . . . .     116,773,254      254,454,522
 Capital shares issued in reinvestment of
  dividends and distributions [ 0 and 7,399
  shares, respectively ]. . . . . . . . . .               --           43,210
 Capital shares repurchased [ (29,254,819)
  and (23,493,033) shares, respectively ]. .    (106,741,909)    (122,949,066)
                                               -------------    -------------
 Total Class IB transactions. . . . . . . .       10,031,345      131,548,666
                                               -------------    -------------
 NET INCREASE  IN NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS . . . . . . . .       6,314,187      140,484,307
                                               -------------    -------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS . .    (138,848,141)      47,062,013
 NET ASSETS:
 Beginning of year. . . . . . . . . . . . .      345,082,470      298,020,457
                                               -------------    -------------
 End of year (a). . . . . . . . . . . . . .    $ 206,234,329    $ 345,082,470
                                               =============    =============
 -----------
 (a)  Includes accumulated overdistributed
  net investment income of. . . . . . . . .    $      (1,947)   $        (915)
                                               -------------    -------------




                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/BALANCED PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
 ASSETS
 Investments at value (Cost $4,490,398,391)
  (Note 1). . . . . . . . . . . . . . . . . . . . .    $4,201,115,407
 Short-term investments held as collateral for
  loaned securities . . . . . . . . . . . . . . . .       338,271,696
 Dividends, interest and other receivables. . . . .        14,392,866
 Receivable for securities sold . . . . . . . . . .         1,624,159
 Other assets . . . . . . . . . . . . . . . . . . .           789,716
                                                       --------------
  Total assets. . . . . . . . . . . . . . . . . . .     4,556,193,844
                                                       --------------
 LIABILITIES
 Payable for forward commitments. . . . . . . . . .       634,461,141
 Collateral held for loaned securities  . . . . . .       338,271,696
 Payable for securities purchased . . . . . . . . .         4,772,746
 Payable to Separate Accounts for Trust shares
  redeemed. . . . . . . . . . . . . . . . . . . . .         2,189,368
 Investment management fees payable . . . . . . . .         1,571,834
 Trustees' fees payable . . . . . . . . . . . . . .           175,896
 Administrative fees payable. . . . . . . . . . . .           154,305
 Distribution fees payable - Class IB . . . . . . .           140,122
 Payable to custodian . . . . . . . . . . . . . . .            94,577
 Accrued expenses (Note 1). . . . . . . . . . . . .         1,217,373
                                                       --------------
  Total liabilities . . . . . . . . . . . . . . . .       983,049,058
                                                       --------------
 NET ASSETS . . . . . . . . . . . . . . . . . . . .    $3,573,144,786
                                                       ==============
 Net assets were comprised of:
 Paid in capital. . . . . . . . . . . . . . . . . .    $4,583,972,612
 Accumulated undistributed net investment income. .         1,194,406
 Accumulated undistributed net realized loss. . . .      (722,747,331)
 Unrealized depreciation on investments . . . . . .      (289,274,901)
                                                       --------------
  Net assets. . . . . . . . . . . . . . . . . . . .    $3,573,144,786
                                                       ==============
 CLASS IA
 Net asset value, offering and redemption price per
  share, $2,908,057,331 / 231,915,247 shares
  outstanding (unlimited amount authorized: $0.01
  par value) (Note 1) . . . . . . . . . . . . . . .    $        12.54
                                                       ==============
 CLASS IB
 Net asset value, offering and redemption price per
  share, $665,087,455 / 53,348,358 shares
  outstanding (unlimited amount authorized: $0.01
  par value) (Note 1) . . . . . . . . . . . . . . .    $        12.47
                                                       ==============
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
 INVESTMENT INCOME (NOTE 1)
 Dividends (net of $22,401 foreign withholding tax)    $   14,546,064
 Interest (net of $2,503 foreign withholding tax) .        45,236,410
 Securities lending (net) . . . . . . . . . . . . .           599,124
                                                       --------------
  Total income. . . . . . . . . . . . . . . . . . .        60,381,598
                                                       --------------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
 Investment management fees . . . . . . . . . . . .        13,423,267
 Distribution fees - Class IB . . . . . . . . . . .           977,370
 Administrative fees. . . . . . . . . . . . . . . .           881,182
 Printing and mailing expenses. . . . . . . . . . .           703,734
 Professional fees. . . . . . . . . . . . . . . . .           196,932
 Custodian fees . . . . . . . . . . . . . . . . . .           188,134
 Trustees' fees . . . . . . . . . . . . . . . . . .            64,586
 Miscellaneous. . . . . . . . . . . . . . . . . . .            52,722
                                                       --------------
  Gross expenses. . . . . . . . . . . . . . . . . .        16,487,927
 Less:   Waiver of investment management fees (Note
    6). . . . . . . . . . . . . . . . . . . . . . .          (128,742)
    Fees paid indirectly (Note 1) . . . . . . . . .          (564,009)
                                                       --------------
  Net expenses. . . . . . . . . . . . . . . . . . .        15,795,176
                                                       --------------
 NET INVESTMENT INCOME  . . . . . . . . . . . . . .        44,586,422
                                                       --------------
 REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 1)
 Realized gain (loss) on:
 Securities . . . . . . . . . . . . . . . . . . . .      (236,325,982)
 Options written. . . . . . . . . . . . . . . . . .            23,661
 Foreign currency transactions. . . . . . . . . . .             9,762
                                                       --------------
  Net realized loss . . . . . . . . . . . . . . . .      (236,292,559)
                                                       --------------
 Change in unrealized appreciation (depreciation)
  on:
 Securities . . . . . . . . . . . . . . . . . . . .      (155,444,327)
 Foreign currency translations. . . . . . . . . . .            24,608
                                                       --------------
  Net change in unrealized depreciation . . . . . .      (155,419,719)
                                                       --------------
 NET REALIZED AND UNREALIZED LOSS . . . . . . . . .      (391,712,278)
                                                       --------------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS . . . . . . . . . . . . . . . . . . . .    $(347,125,856)
                                                       ==============












STATEMENT OF CHANGES IN NET ASSETS
                                                 YEAR ENDED DECEMBER 31,
                                             -------------------------------
                                                  2002              2001
                                             ---------------  -----------------
 INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
 Net investment income. . . . . . . . . .    $   44,586,422    $   64,792,071
 Net realized loss on investments and
  foreign currency transactions. . . . . .     (236,292,559)      (96,765,022)
 Net change in unrealized appreciation
  (depreciation) on investments and foreign
  currency translations. . . . . . . . . .     (155,419,719)        6,610,804
                                             --------------    --------------
 NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS. . . . . . . . . . . . . . .      (347,125,856)      (25,362,147)
                                             --------------    --------------
 DIVIDENDS:
 Dividends from net investment income
 Class IA. . . . . . . . . . . . . . . . .      (36,762,827)      (55,830,093)
 Class IB. . . . . . . . . . . . . . . . .       (7,340,742)       (8,867,664)
                                             --------------    --------------
                                                (44,103,569)      (64,697,757)
                                             --------------    --------------
 CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IA
 Capital shares sold [ 23,275,293 and
  4,840,042 shares, respectively ]. . . .       304,782,743        34,616,367
 Capital shares issued in connection with
  the substitution (Note 8) [ 104,232,822
  and 29,259,603 shares,
  respectively ]. . . . . . . . . . . . .     1,355,622,203       458,497,982
 Capital shares issued in reinvestment of
  dividends [ 2,925,832 and 3,901,474
  shares, respectively ]. . . . . . . . .        36,762,827        55,830,093
 Capital shares repurchased [ (43,998,967)
  and (18,482,153) shares, respectively ].     (574,928,788)     (278,537,985)
                                             --------------    --------------
 Total Class IA transactions. . . . . . .     1,122,238,985       270,406,457
                                             --------------    --------------
 CLASS IB
 Capital shares sold [ 11,722,611 and
  6,140,584 shares, respectively ]. . . .       151,332,319        86,494,194
 Capital shares issued in connection with
  the substitution (Note 8) [ 21,116,654
  and 17,846,959 shares, respectively ]         275,034,506       278,412,563
 Capital shares issued in reinvestment of
  dividends [ 587,592 and 622,292 shares,
  respectively ]. . . . . . . . . . . . .         7,340,742         8,867,664
 Capital shares repurchased [ (4,935,821)
  and (2,478,692) shares, respectively ].       (63,185,979)      (37,931,885)
                                             --------------    --------------
 Total Class IB transactions. . . . . . .       370,521,588       335,842,536
                                             --------------    --------------
 NET INCREASE IN NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS . . . . . . .    1,492,760,573       606,248,993
                                             --------------    --------------
 TOTAL INCREASE IN NET ASSETS . . . . . . .   1,101,531,148       516,189,089
 NET ASSETS:
 Beginning of year. . . . . . . . . . . .     2,471,613,638     1,955,424,549
                                             --------------    --------------
 End of year (a). . . . . . . . . . . . .    $3,573,144,786    $2,471,613,638
                                             ==============    ==============
 -----------
 (a)  Includes accumulated undistributed
  net investment income of. . . . . . . .    $    1,194,406    $      801,779
                                             --------------    --------------




                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/BERNSTEIN DIVERSIFIED VALUE PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
 ASSETS
 Investments at value (Cost $922,060,284) (Note 1) . . . .    $ 832,105,567
 Short-term investments held as collateral for loaned
  securities . . . . . . . . . . . . . . . . . . . . . . .       30,999,333
 Receivable from Separate Accounts for Trust shares sold .        2,380,092
 Dividends, interest receivables . . . . . . . . . . . . .        1,570,144
 Other assets. . . . . . . . . . . . . . . . . . . . . . .            7,467
                                                              -------------
  Total assets . . . . . . . . . . . . . . . . . . . . . .      867,062,603
                                                              -------------
 LIABILITIES
 Collateral held for loaned securities . . . . . . . . . .       30,999,333
 Payable for securities purchased. . . . . . . . . . . . .       13,581,103
 Investment management fees payable. . . . . . . . . . . .          407,868
 Payable to Separate Accounts for Trust shares redeemed. .          311,525
 Distribution fees payable - Class IB. . . . . . . . . . .          174,864
 Administrative fees payable . . . . . . . . . . . . . . .           31,509
 Trustees' fees payable. . . . . . . . . . . . . . . . . .           23,444
 Payable to custodian. . . . . . . . . . . . . . . . . . .           12,350
 Accrued expenses (Note 1) . . . . . . . . . . . . . . . .           94,559
                                                              -------------
  Total liabilities. . . . . . . . . . . . . . . . . . . .       45,636,555
                                                              -------------
 NET ASSETS  . . . . . . . . . . . . . . . . . . . . . . .    $ 821,426,048
                                                              =============
 Net assets were comprised of:
 Paid in capital . . . . . . . . . . . . . . . . . . . . .    $ 933,515,604
 Accumulated undistributed net investment income . . . . .           40,527
 Accumulated undistributed net realized loss . . . . . . .      (22,175,366)
 Unrealized depreciation on investments. . . . . . . . . .      (89,954,717)
                                                              -------------
  Net assets . . . . . . . . . . . . . . . . . . . . . . .    $ 821,426,048
                                                              =============
 CLASS IA
 Net asset value, offering and redemption price per share,
  $21,213,562 / 2,115,409 shares outstanding (unlimited
  amount authorized: $0.01 par value) (Note 1) . . . . . .    $       10.03
                                                              =============
 CLASS IB
 Net asset value, offering and redemption price per share,
  $800,212,486 / 79,800,956 shares outstanding (unlimited
  amount authorized: $0.01 par value) (Note 1) . . . . . .    $       10.03
                                                              =============
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
 INVESTMENT INCOME (NOTE 1)
 Dividends (net of $8,603 foreign withholding tax) . . . .    $  17,363,010
 Interest  . . . . . . . . . . . . . . . . . . . . . . . .          375,404
 Securities lending (net). . . . . . . . . . . . . . . . .           56,696
                                                              -------------
  Total income . . . . . . . . . . . . . . . . . . . . . .       17,795,110
                                                              -------------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
 Investment management fees. . . . . . . . . . . . . . . .        4,676,569
 Distribution fees - Class IB. . . . . . . . . . . . . . .        1,746,232
 Administrative fees . . . . . . . . . . . . . . . . . . .          230,228
 Printing and mailing expenses . . . . . . . . . . . . . .          206,563
 Professional fees . . . . . . . . . . . . . . . . . . . .           61,720
 Custodian fees. . . . . . . . . . . . . . . . . . . . . .           25,950
 Trustees' fees. . . . . . . . . . . . . . . . . . . . . .           15,986
 Amortization of deferred organizational expense . . . . .            6,234
 Miscellaneous . . . . . . . . . . . . . . . . . . . . . .            9,336
                                                              -------------
  Gross expenses . . . . . . . . . . . . . . . . . . . . .        6,978,818
 Less:   Waiver of investment management fees (Note 6) . .         (196,756)
            Fees paid indirectly (Note 1). . . . . . . . .          (38,386)
                                                              -------------
  Net expenses . . . . . . . . . . . . . . . . . . . . . .        6,743,676
                                                              -------------
 NET INVESTMENT INCOME . . . . . . . . . . . . . . . . . .       11,051,434
                                                              -------------
 REALIZED AND UNREALIZED LOSS (NOTE 1)
 Realized loss on securities . . . . . . . . . . . . . . .      (19,741,371)
 Net change in unrealized depreciation on securities . . .     (101,234,010)
                                                              -------------
 NET REALIZED AND UNREALIZED  LOSS . . . . . . . . . . . .     (120,975,381)
                                                              -------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS  . .    $(109,923,947)
                                                              =============





STATEMENT OF CHANGES IN NET ASSETS
                                                  YEAR ENDED DECEMBER 31,
                                                ----------------------------
                                                         2002            2001
                                                -------------   -------------
 INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
 Net investment income. . . . . . . . . . . .   $  11,051,434    $  5,828,378
 Net realized gain (loss) on investments. . .     (19,741,371)     11,054,043
 Net change in unrealized depreciation on
  investments. . . . . . . . . . . . . . . .     (101,234,010)    (13,236,030)
                                                -------------    ------------
 NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS . . . . . . . . .    (109,923,947)      3,646,391
                                                -------------    ------------
 DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income
 Class IA. . . . . . . . . . . . . . . . . .         (338,024)       (184,766)
 Class IB. . . . . . . . . . . . . . . . . .      (10,672,820)     (5,326,117)
                                                -------------    ------------
                                                  (11,010,844)     (5,510,883)
                                                -------------    ------------
 Distributions from net realized capital gains
 Class IA. . . . . . . . . . . . . . . . . .               --        (308,089)
 Class IB. . . . . . . . . . . . . . . . . .               --     (10,520,248)
                                                -------------    ------------
                                                           --     (10,828,337)
                                                -------------    ------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS . . . . . .    (11,010,844)    (16,339,220)
                                                -------------    ------------
 CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IA
 Capital shares sold [ 1,339,411 and 1,456,384
  shares, respectively ]. . . . . . . . . . .      15,155,533      17,112,344
 Capital shares issued in connection with
  merger (Note 9) [ 0 and 908,939 shares,
  respectively ]. . . . . . . . . . . . . . .              --      11,165,928
 Capital shares issued in reinvestment of
  dividends and distributions [ 33,612 and
  42,305 shares, respectively ]. . . . . . .          338,024         492,855
 Capital shares repurchased [ (787,097) and
  (878,145) shares, respectively ]. . . . . .      (8,516,192)    (10,243,546)
                                                -------------    ------------
 Total Class IA transactions. . . . . . . . .       6,977,365      18,527,581
                                                -------------    ------------
 CLASS IB
 Capital shares sold [ 33,687,566 and
  13,926,402 shares, respectively ]. . . . .      367,967,374     164,752,941
 Capital shares issued in connection with
  merger (Note 9) [ 0 and 24,733,649 shares,
  respectively ]. . . . . . . . . . . . . . .              --     303,846,339
 Capital shares issued in reinvestment of
  dividends and distributions [ 1,061,251 and
  1,360,150 shares, respectively ]. . . . . .      10,672,820      15,846,365
 Capital shares repurchased [ (6,662,059) and
  (3,313,831) shares, respectively ]. . . . .     (69,997,399)    (39,588,748)
                                                -------------    ------------
 Total Class IB transactions. . . . . . . . .     308,642,795     444,856,897
                                                -------------    ------------
 NET INCREASE  IN NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS . . . . . . . . .    315,620,160     463,384,478
                                                -------------    ------------
 TOTAL INCREASE  IN NET ASSETS . . . . . . . .    194,685,369     450,691,649
 NET ASSETS:
 Beginning of year. . . . . . . . . . . . . .     626,740,679     176,049,030
                                                -------------    ------------
 End of year (a). . . . . . . . . . . . . . .   $ 821,426,048    $626,740,679
                                                =============    ============
 -----------
 (a)  Includes accumulated undistributed
  (overdistributed) net investment income of.   $      40,527    $     (6,297)
                                                -------------    ------------




                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
 ASSETS
 Investments at value (Cost $11,470,589) (Note 1). . .    $10,958,636
 Receivable from Separate Accounts for Trust shares
  sold . . . . . . . . . . . . . . . . . . . . . . . .        165,105
 Dividends, interest and other receivables . . . . . .          9,221
 Receivable from investment manager. . . . . . . . . .          4,210
 Other assets. . . . . . . . . . . . . . . . . . . . .          3,247
                                                          -----------
  Total assets . . . . . . . . . . . . . . . . . . . .     11,140,419
                                                          -----------
 LIABILITIES
 Administrative fees payable . . . . . . . . . . . . .          7,330
 Payable to custodian. . . . . . . . . . . . . . . . .          4,386
 Overdraft payable . . . . . . . . . . . . . . . . . .          3,288
 Distribution fees payable - Class IB. . . . . . . . .          2,245
 Payable to Separate Accounts for Trust shares redeemed         1,500
 Trustees' fees payable. . . . . . . . . . . . . . . .            170
 Accrued expenses (Note 1) . . . . . . . . . . . . . .          7,143
                                                          -----------
  Total liabilities. . . . . . . . . . . . . . . . . .         26,062
                                                          -----------
 NET ASSETS  . . . . . . . . . . . . . . . . . . . . .    $11,114,357
                                                          ===========
 Net assets were comprised of:
 Paid in capital . . . . . . . . . . . . . . . . . . .    $14,528,385
 Accumulated overdistributed net investment income . .            (47)
 Accumulated undistributed net realized loss . . . . .     (2,902,028)
 Unrealized depreciation on investments. . . . . . . .       (511,953)
                                                          -----------
  Net assets . . . . . . . . . . . . . . . . . . . . .    $11,114,357
                                                          ===========
 CLASS IA
 Net asset value, offering and redemption price per
  share, $50,856 / 8,642 shares outstanding (unlimited
  amount authorized: $0.01 par value) (Note 1) . . . .    $      5.88
                                                          ===========
 CLASS IB
 Net asset value, offering and redemption price per
  share, $11,063,501 / 1,881,082 shares outstanding
  (unlimited amount authorized: $0.01 par value) (Note
  1) . . . . . . . . . . . . . . . . . . . . . . . . .    $      5.88
                                                          ===========
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
 INVESTMENT INCOME (NOTE 1)
 Dividends . . . . . . . . . . . . . . . . . . . . . .    $    47,119
 Interest  . . . . . . . . . . . . . . . . . . . . . .          6,634
                                                          -----------
  Total income . . . . . . . . . . . . . . . . . . . .         53,753
                                                          -----------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
 Investment management fees. . . . . . . . . . . . . .         52,202
 Professional fees . . . . . . . . . . . . . . . . . .         35,617
 Administrative fees . . . . . . . . . . . . . . . . .         32,914
 Distribution fees - Class IB. . . . . . . . . . . . .         20,045
 Custodian fees. . . . . . . . . . . . . . . . . . . .         17,999
 Printing and mailing expenses . . . . . . . . . . . .          4,933
 Trustees' fees. . . . . . . . . . . . . . . . . . . .            187
 Miscellaneous . . . . . . . . . . . . . . . . . . . .          2,230
                                                          -----------
  Gross expenses . . . . . . . . . . . . . . . . . . .        166,127
 Less:   Waiver of investment management fees
    (Note 6) . . . . . . . . . . . . . . . . . . . . .        (52,202)
            Reimbursement from investment manager. . .        (29,648)
            Fees paid indirectly (Note 1). . . . . . .         (7,807)
                                                          -----------
  Net expenses . . . . . . . . . . . . . . . . . . . .         76,470
                                                          -----------
 NET INVESTMENT LOSS . . . . . . . . . . . . . . . . .        (22,717)
                                                          -----------
 REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 1)
 Realized loss on securities . . . . . . . . . . . . .     (2,458,768)
 Net change in unrealized appreciation on securities .         89,381
                                                          -----------
 NET REALIZED AND UNREALIZED LOSS  . . . . . . . . . .     (2,369,387)
                                                          -----------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS     $(2,392,104)
                                                          ===========





STATEMENT OF CHANGES IN NET ASSETS
                                                    YEAR ENDED DECEMBER 31,
                                                   -------------------------
                                                          2002           2001
                                                   -----------   ------------
 INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
 Net investment loss. . . . . . . . . . . . . .    $   (22,717)   $   (15,332)
 Net realized loss on investments. . . . . . . .    (2,458,768)      (413,550)
 Net change in unrealized appreciation
  (depreciation) on investments. . . . . . . . .        89,381       (268,085)
                                                   -----------    -----------
 NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS. . . . . . . . . . . . . . . . . .     (2,392,104)      (696,967)
                                                   -----------    -----------
 DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income
 Class IB. . . . . . . . . . . . . . . . . . . .            --       (134,740)
                                                   -----------    -----------
 CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IA*
 Capital shares sold [ 8,642 and 0 shares,
  respectively ]. . . . . . . . . . . . . . . .         50,000             --
                                                   -----------    -----------
 CLASS IB
 Capital shares sold [ 1,710,464 and 436,706
  shares, respectively ]. . . . . . . . . . . .     11,415,075      3,711,484
 Capital shares issued in reinvestment of
  dividends and distributions [ 0 and 15,259
  shares, respectively ]. . . . . . . . . . . .             --        134,740
 Capital shares repurchased [ (567,146) and
  (121,194) shares, respectively ]. . . . . . .     (3,856,541)    (1,038,997)
                                                   -----------    -----------
 Total Class IB transactions. . . . . . . . . .      7,558,534      2,807,227
                                                   -----------    -----------
 NET INCREASE  IN NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS . . . . . . . . . .     7,608,534      2,807,227
                                                   -----------    -----------
 TOTAL INCREASE  IN NET ASSETS . . . . . . . . .     5,216,430      1,975,520
 NET ASSETS:
 Beginning of year. . . . . . . . . . . . . . .      5,897,927      3,922,407
                                                   -----------    -----------
 End of year (a). . . . . . . . . . . . . . . .    $11,114,357    $ 5,897,927
                                                   ===========    ===========
 -----------
 (a)  Includes accumulated overdistributed net
  investment income of. . . . . . . . . . . . .    $       (47)   $      (137)
                                                   -----------    -----------
 *     Class IA commenced operations on October
  2, 2002.




                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
 ASSETS
 Investments at value (Cost $154,291,662) (Note 1) . . . .    $124,947,671
 Cash. . . . . . . . . . . . . . . . . . . . . . . . . . .           1,757
 Short-term investments held as collateral for loaned
  securities . . . . . . . . . . . . . . . . . . . . . . .       6,453,311
 Unrealized appreciation of forward foreign currency
  contracts (Note 1) . . . . . . . . . . . . . . . . . . .         459,048
 Receivable from Separate Accounts for Trust shares sold .         461,461
 Receivable for securities sold. . . . . . . . . . . . . .         220,120
 Dividends, interest and other receivables . . . . . . . .         125,899
 Other assets. . . . . . . . . . . . . . . . . . . . . . .          16,687
                                                              ------------
  Total assets . . . . . . . . . . . . . . . . . . . . . .     132,685,954
                                                              ------------
 LIABILITIES
 Collateral held for loaned securities . . . . . . . . . .       6,453,311
 Unrealized depreciation of forward foreign currency
  contracts (Note 1) . . . . . . . . . . . . . . . . . . .         208,852
 Payable for securities purchased. . . . . . . . . . . . .         237,432
 Investment management fees payable. . . . . . . . . . . .          62,126
 Payable to custodian. . . . . . . . . . . . . . . . . . .          44,848
 Distribution fees payable - Class IB. . . . . . . . . . .          23,550
 Payable to Separate Accounts for Trust shares redeemed. .          22,755
 Administrative fees payable . . . . . . . . . . . . . . .           5,117
 Trustees' fees payable. . . . . . . . . . . . . . . . . .           1,759
 Accrued expenses (Note 1) . . . . . . . . . . . . . . . .          21,096
                                                              ------------
  Total liabilities. . . . . . . . . . . . . . . . . . . .       7,080,846
                                                              ------------
 NET ASSETS  . . . . . . . . . . . . . . . . . . . . . . .    $125,605,108
                                                              ============
 Net assets were comprised of:
 Paid in capital . . . . . . . . . . . . . . . . . . . . .    $179,146,106
 Accumulated overdistributed net investment income . . . .        (182,349)
 Accumulated undistributed net realized loss . . . . . . .     (24,268,429)
 Unrealized depreciation on investments. . . . . . . . . .     (29,090,220)
                                                              ------------
  Net assets . . . . . . . . . . . . . . . . . . . . . . .    $125,605,108
                                                              ============
 CLASS IA
 Net asset value, offering and redemption price per share,
  $83,927 / 11,421 shares outstanding (unlimited amount
  authorized: $0.01 par value) (Note 1). . . . . . . . . .    $       7.35
                                                              ============
 CLASS IB
 Net asset value, offering and redemption price per share,
  $125,521,181 / 17,071,230 shares outstanding (unlimited
  amount authorized: $0.01 par value) (Note 1) . . . . . .    $       7.35
                                                              ============
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
 INVESTMENT INCOME (NOTE 1)
 Dividends (net of $191,206 foreign withholding tax) . . .    $  1,685,938
 Interest. . . . . . . . . . . . . . . . . . . . . . . . .          85,543
 Securities lending (net). . . . . . . . . . . . . . . . .          50,013
                                                              ------------
  Total income . . . . . . . . . . . . . . . . . . . . . .       1,821,494
                                                              ------------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
 Investment management fees. . . . . . . . . . . . . . . .         904,679
 Distribution fees - Class IB. . . . . . . . . . . . . . .         265,910
 Custodian fees. . . . . . . . . . . . . . . . . . . . . .         159,466
 Administrative fees . . . . . . . . . . . . . . . . . . .          58,433
 Printing and mailing expenses . . . . . . . . . . . . . .          45,199
 Professional fees . . . . . . . . . . . . . . . . . . . .          39,338
 Trustees' fees. . . . . . . . . . . . . . . . . . . . . .           2,382
 Miscellaneous . . . . . . . . . . . . . . . . . . . . . .           3,923
                                                              ------------
  Gross expenses . . . . . . . . . . . . . . . . . . . . .       1,479,330
 Less:   Waiver of investment management fees
    (Note 6) . . . . . . . . . . . . . . . . . . . . . . .        (202,459)
            Fees paid indirectly (Note 1). . . . . . . . .         (27,249)
                                                              ------------
  Net expenses . . . . . . . . . . . . . . . . . . . . . .       1,249,622
                                                              ------------
 NET INVESTMENT INCOME . . . . . . . . . . . . . . . . . .         571,872
                                                              ------------
 REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 1)
 Realized gain (loss) on:
 Securities. . . . . . . . . . . . . . . . . . . . . . . .     (13,447,688)
 Foreign currency transactions . . . . . . . . . . . . . .       1,326,682
                                                              ------------
  Net realized loss. . . . . . . . . . . . . . . . . . . .     (12,121,006)
                                                              ------------
 Change in unrealized depreciation on:
 Securities. . . . . . . . . . . . . . . . . . . . . . . .      (4,316,681)
 Foreign currency translations . . . . . . . . . . . . . .        (418,044)
                                                              ------------
  Net change in unrealized depreciation. . . . . . . . . .      (4,734,725)
                                                              ------------
 NET REALIZED AND UNREALIZED LOSS  . . . . . . . . . . . .     (16,855,731)
                                                              ------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS  . .    $(16,283,859)
                                                              ============





STATEMENT OF CHANGES IN NET ASSETS
                                                  YEAR ENDED DECEMBER 31,
                                                ----------------------------
                                                    2002            2001
                                                -------------  ----------------
 INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
 Net investment income. . . . . . . . . . . .   $    571,872    $     423,078
 Net realized loss on investments and foreign
  currency transactions. . . . . . . . . . .     (12,121,006)      (9,535,204)
 Net change in unrealized depreciation on
  investments and foreign currency
  translations. . . . . . . . . . . . . . . .     (4,734,725)     (13,395,598)
                                                ------------    -------------
 NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS. . . . . . . . . . . . . . . . .    (16,283,859)     (22,507,724)
                                                ------------    -------------
 DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income
 Class IA. . . . . . . . . . . . . . . . . .          (1,400)               -
 Class IB. . . . . . . . . . . . . . . . . .      (1,619,946)      (1,657,144)
                                                ------------    -------------
                                                  (1,621,346)      (1,657,144)
                                                ------------    -------------
 Distributions from net realized capital gains
 Class IB. . . . . . . . . . . . . . . . . .               -         (269,485)
                                                ------------    -------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS . . . . . .    (1,621,346)      (1,926,629)
                                                ------------    -------------
 CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IA*
 Capital shares sold [ 11,236 and 0 shares,
  respectively ]. . . . . . . . . . . . . . .        100,000                -
 Capital shares issued in reinvestment of
  dividends and distributions [ 185 and 0
  shares, respectively ]. . . . . . . . . . .          1,400                -
                                                ------------    -------------
 Total Class IA transactions. . . . . . . . .        101,400                -
                                                ------------    -------------
 CLASS IB
 Capital shares sold [ 16,257,374 and
  45,338,780 shares, respectively ]. . . . .     128,570,127      432,619,472
 Capital shares issued in reinvestment of
  dividends and distributions [ 214,131 and
  199,979 shares, respectively ]. . . . . . .      1,619,946        1,926,629
 Capital shares repurchased [ (10,991,805) and
  (43,739,738) shares, respectively ]. . . .     (88,464,023)    (418,914,418)
                                                ------------    -------------
 Total Class IB transactions. . . . . . . . .     41,726,050       15,631,683
                                                ------------    -------------
 NET INCREASE  IN NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS . . . . . . . . .    41,827,450       15,631,683
                                                ------------    -------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS . . .    23,922,245       (8,802,670)
 NET ASSETS:
 Beginning of year. . . . . . . . . . . . . .    101,682,863      110,485,533
                                                ------------    -------------
 End of year (a). . . . . . . . . . . . . . .   $125,605,108    $ 101,682,863
                                                ============    =============
 -----------
 (a)  Includes accumulated overdistributed net
  investment income of. . . . . . . . . . . .   $   (182,349)   $    (459,557)
                                                ------------    -------------
 *     Class IA commenced operations on March
  25, 2002.




                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
 ASSETS
 Investments at value (Cost $611,595,788) (Note 1). .    $ 563,029,046
 Short-term investments held as collateral for loaned
  securities. . . . . . . . . . . . . . . . . . . . .       32,466,508
 Dividends, interest and other receivables. . . . . .          930,093
 Receivable from Separate Accounts for Trust shares
  sold. . . . . . . . . . . . . . . . . . . . . . . .          618,910
 Other assets . . . . . . . . . . . . . . . . . . . .           38,856
                                                         -------------
  Total assets. . . . . . . . . . . . . . . . . . . .      597,083,413
                                                         -------------
 LIABILITIES
 Collateral held for loaned securities. . . . . . . .       32,466,508
 Payable to Separate Accounts for Trust shares
  redeemed. . . . . . . . . . . . . . . . . . . . . .          441,622
 Investment management fees payable . . . . . . . . .          265,452
 Payable for securities purchased . . . . . . . . . .          135,579
 Distribution fees payable - Class IB . . . . . . . .          116,106
 Trustees' fees payable . . . . . . . . . . . . . . .           23,636
 Administrative fees payable. . . . . . . . . . . . .           24,965
 Payable to custodian . . . . . . . . . . . . . . . .           25,736
 Accrued expenses (Note 1). . . . . . . . . . . . . .          106,181
                                                         -------------
  Total liabilities . . . . . . . . . . . . . . . . .       33,605,785
                                                         -------------
 NET ASSETS . . . . . . . . . . . . . . . . . . . . .    $ 563,477,628
                                                         =============
 Net assets were comprised of:
 Paid in capital. . . . . . . . . . . . . . . . . . .    $ 946,760,034
 Accumulated undistributed net investment income. . .          501,551
 Accumulated undistributed net realized loss. . . . .     (335,218,745)
 Unrealized depreciation on investments . . . . . . .      (48,565,212)
                                                         -------------
  Net assets. . . . . . . . . . . . . . . . . . . . .    $ 563,477,628
                                                         =============
 CLASS IA
 Net asset value, offering and redemption price per
  share, $81,506 / 9,911 shares outstanding (unlimited
  amount authorized: $0.01 par value) (Note 1). . . .    $        8.22
                                                         =============
 CLASS IB
 Net asset value, offering and redemption price per
  share, $563,396,122 / 68,564,688 shares outstanding
  (unlimited amount authorized: $0.01 par value) (Note
  1). . . . . . . . . . . . . . . . . . . . . . . . .    $        8.22
                                                         =============
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
 INVESTMENT INCOME (NOTE 1)
 Dividends. . . . . . . . . . . . . . . . . . . . . .    $   2,263,110
 Interest . . . . . . . . . . . . . . . . . . . . . .           77,885
 Securities lending (net) . . . . . . . . . . . . . .           18,472
                                                         -------------
  Total income. . . . . . . . . . . . . . . . . . . .        2,359,467
                                                         -------------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
 Investment management fees . . . . . . . . . . . . .        1,057,542
 Distribution fees - Class IB . . . . . . . . . . . .          406,587
 Printing and mailing expenses. . . . . . . . . . . .           93,309
 Administrative fees. . . . . . . . . . . . . . . . .           73,409
 Professional fees. . . . . . . . . . . . . . . . . .           46,997
 Custodian fees . . . . . . . . . . . . . . . . . . .           29,873
 Trustees' fees . . . . . . . . . . . . . . . . . . .            6,621
 Miscellaneous. . . . . . . . . . . . . . . . . . . .            9,068
                                                         -------------
  Gross expenses. . . . . . . . . . . . . . . . . . .        1,723,406
 Less:   Waiver of investment management fees
    (Note 6). . . . . . . . . . . . . . . . . . . . .         (178,544)
            Fees paid indirectly (Note 1) . . . . . .         (848,317)
                                                         -------------
  Net expenses. . . . . . . . . . . . . . . . . . . .          696,545
                                                         -------------
 NET INVESTMENT INCOME  . . . . . . . . . . . . . . .        1,662,922
                                                         -------------
 REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 1)
 Realized gain (loss) on:
 Securities . . . . . . . . . . . . . . . . . . . . .      (37,125,371)
 Foreign currency transactions. . . . . . . . . . . .              750
                                                         -------------
  Net realized loss . . . . . . . . . . . . . . . . .      (37,124,621)
                                                         -------------
 Change in unrealized depreciation on:
 Securities . . . . . . . . . . . . . . . . . . . . .      (22,844,323)
 Foreign currency translations. . . . . . . . . . . .             (673)
                                                         -------------
  Net change in unrealized depreciation . . . . . . .      (22,844,996)
                                                         -------------
 NET REALIZED AND UNREALIZED LOSS . . . . . . . . . .      (59,969,617)
                                                         -------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS    $ (58,306,695)
                                                         =============





STATEMENT OF CHANGES IN NET ASSETS
                                                   YEAR ENDED DECEMBER 31,
                                                 ---------------------------
                                                     2002            2001
                                                 -------------  ---------------
 INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
 Net investment income. . . . . . . . . . . .    $  1,662,922    $    238,507
 Net realized loss on investments and foreign
  currency transactions. . . . . . . . . . . .    (37,124,621)       (505,195)
 Net change in unrealized depreciation on
  investments and foreign currency translations   (22,844,996)       (923,791)
                                                 ------------    ------------
 NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS. . . . . . . . . . . . . . . . .     (58,306,695)     (1,190,479)
                                                 ------------    ------------
 DIVIDENDS:
 Dividends from net investment income
 Class IA. . . . . . . . . . . . . . . . . . .           (246)             --
 Class IB. . . . . . . . . . . . . . . . . . .     (1,201,248)       (219,264)
                                                 ------------    ------------
                                                   (1,201,494)       (219,264)
                                                 ------------    ------------
 CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IA*
 Capital shares sold [ 10,186 and 0 shares,
  respectively ]. . . . . . . . . . . . . . .         113,404              --
 Capital shares issued in reinvestment of
  dividends [ 30 and 0 shares, respectively ].            246              --
 Capital shares repurchased [ (305) and 0
  shares, respectively ]. . . . . . . . . . .          (2,527)             --
                                                 ------------    ------------
 Total Class IA transactions. . . . . . . . .         111,123              --
                                                 ------------    ------------
 CLASS IB
 Capital shares sold [ 9,289,686 and 5,145,791
  shares, respectively ]. . . . . . . . . . .      82,126,339      55,274,283
 Capital shares issued in connection with
  substitution (Note 8) [ 51,673,070 and 0
  shares, respectively ]. . . . . . . . . . .     451,945,019              --
 Capital shares issued in reinvestment of
  dividends [ 146,146 and 20,490 shares,
  respectively ]. . . . . . . . . . . . . . .       1,201,248         219,264
 Capital shares repurchased [ (2,784,432) and
  (1,899,713) shares, respectively ]. . . . .     (24,341,457)    (20,098,867)
                                                 ------------    ------------
 Total Class IB transactions. . . . . . . . .     510,931,149      35,394,680
                                                 ------------    ------------
 NET INCREASE  IN NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS . . . . . . . . .    511,042,272      35,394,680
                                                 ------------    ------------
 TOTAL INCREASE  IN NET ASSETS . . . . . . . .    451,534,083      33,984,937
 NET ASSETS:
 Beginning of year. . . . . . . . . . . . . .     111,943,545      77,958,608
                                                 ------------    ------------
 End of year (a). . . . . . . . . . . . . . .    $563,477,628    $111,943,545
                                                 ============    ============
 -----------
 (a)  Includes accumulated undistributed  net
  investment income of. . . . . . . . . . . .    $    501,551    $     25,812
                                                 ------------    ------------
 *     Class IA commenced operations on March
  25, 2002.




                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
 ASSETS
 Investments at value (Cost $326,756,028) (Note 1). . .    $282,448,179
 Short-term investments held as collateral for loaned
  securities  . . . . . . . . . . . . . . . . . . . . .      13,531,177
 Receivable from Separate Accounts for Trust shares sold        702,520
 Dividends, interest and other receivables. . . . . . .         410,395
 Receivable for securities sold . . . . . . . . . . . .         297,904
 Other assets . . . . . . . . . . . . . . . . . . . . .          18,918
                                                           ------------
  Total assets. . . . . . . . . . . . . . . . . . . . .     297,409,093
                                                           ------------
 LIABILITIES
 Collateral held for loaned securities  . . . . . . . .      13,531,177
 Payable for securities purchased . . . . . . . . . . .      10,150,958
 Investment management fees payable . . . . . . . . . .         133,924
 Distribution fees payable - Class IB . . . . . . . . .          56,805
 Payable to custodian . . . . . . . . . . . . . . . . .          27,015
 Payable to Separate Accounts for Trust shares redeemed          27,012
 Administrative fees payable. . . . . . . . . . . . . .          16,450
 Trustees' fees payable . . . . . . . . . . . . . . . .           3,917
 Accrued expenses (Note 1). . . . . . . . . . . . . . .          35,166
                                                           ------------
  Total liabilities . . . . . . . . . . . . . . . . . .      23,982,424
                                                           ------------
 NET ASSETS . . . . . . . . . . . . . . . . . . . . . .    $273,426,669
                                                           ============
 Net assets were comprised of:
 Paid in capital. . . . . . . . . . . . . . . . . . . .    $335,034,900
 Accumulated undistributed net investment income. . . .          56,799
 Accumulated undistributed net realized loss. . . . . .     (17,357,181)
 Unrealized depreciation on investments . . . . . . . .     (44,307,849)
                                                           ------------
  Net assets. . . . . . . . . . . . . . . . . . . . . .    $273,426,669
                                                           ============
 CLASS IA
 Net asset value, offering and redemption price per
  share, $92,651 / 11,922 shares outstanding (unlimited
  amount authorized: $0.01 par value) (Note 1). . . . .    $       7.77
                                                           ============
 CLASS IB
 Net asset value, offering and redemption price per
  share, $273,334,018 / 35,172,719 shares outstanding
  (unlimited amount authorized: $0.01 par value) (Note
  1). . . . . . . . . . . . . . . . . . . . . . . . . .    $       7.77
                                                           ============
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
 INVESTMENT INCOME (NOTE 1)
 Dividends (net of $2,538 foreign withholding tax). . .    $  2,635,132
 Interest . . . . . . . . . . . . . . . . . . . . . . .         328,370
 Securities lending (net) . . . . . . . . . . . . . . .          21,363
                                                           ------------
  Total income. . . . . . . . . . . . . . . . . . . . .       2,984,865
                                                           ------------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
 Investment management fees . . . . . . . . . . . . . .       1,407,586
 Distribution fees - Class IB . . . . . . . . . . . . .         541,213
 Administrative fees. . . . . . . . . . . . . . . . . .          91,238
 Printing and mailing expenses. . . . . . . . . . . . .          63,672
 Custodian fees . . . . . . . . . . . . . . . . . . . .          50,531
 Professional fees. . . . . . . . . . . . . . . . . . .          43,065
 Trustees' fees . . . . . . . . . . . . . . . . . . . .           4,958
 Miscellaneous. . . . . . . . . . . . . . . . . . . . .           7,335
                                                           ------------
  Gross expenses. . . . . . . . . . . . . . . . . . . .       2,209,598
 Less:   Waiver of investment management fees
    (Note 6). . . . . . . . . . . . . . . . . . . . . .        (152,523)
            Fees paid indirectly (Note 1) . . . . . . .         (88,655)
                                                           ------------
  Net expenses. . . . . . . . . . . . . . . . . . . . .       1,968,420
                                                           ------------
 NET INVESTMENT INCOME  . . . . . . . . . . . . . . . .       1,016,445
                                                           ------------
 REALIZED AND UNREALIZED LOSS (NOTE 1)
 Realized loss on securities. . . . . . . . . . . . . .     (11,927,775)
 Net change in unrealized depreciation on securities. .     (43,953,787)
                                                           ------------
 NET REALIZED AND UNREALIZED LOSS . . . . . . . . . . .     (55,881,562)
                                                           ------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .    $(54,865,117)
                                                           ============





STATEMENT OF CHANGES IN NET ASSETS
                                                   YEAR ENDED DECEMBER 31,
                                                 ---------------------------
                                                     2002            2001
                                                 -------------  ---------------
 INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
 Net investment income. . . . . . . . . . . .    $  1,016,445    $    528,121
 Net realized loss on investments. . . . . . .    (11,927,775)     (1,652,040)
 Net change in unrealized depreciation on
  investments. . . . . . . . . . . . . . . . .    (43,953,787)     (1,308,799)
                                                 ------------    ------------
 NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS. . . . . . . . . . . . . . . . .     (54,865,117)     (2,432,718)
                                                 ------------    ------------
 DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income
 Class IA. . . . . . . . . . . . . . . . . . .           (541)             --
 Class IB. . . . . . . . . . . . . . . . . . .     (1,018,546)       (486,729)
                                                 ------------    ------------
                                                   (1,019,087)       (486,729)
                                                 ------------    ------------
 Distributions from net realized capital gains
 Class IB. . . . . . . . . . . . . . . . . . .             --         (69,101)
                                                 ------------    ------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS . . . . . .     (1,019,087)       (555,830)
                                                 ------------    ------------
 CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IA*
 Capital shares sold [ 11,965 and 0 shares,
  respectively ]. . . . . . . . . . . . . . .         117,311              --
 Capital shares issued in reinvestment of
  dividends and distributions [ 69 and 0
  shares, respectively ]. . . . . . . . . . .             541              --
 Capital shares repurchased [ (112) and 0
  shares, respectively ]. . . . . . . . . . .            (877)             --
                                                 ------------    ------------
 Total Class IA transactions. . . . . . . . .         116,975              --
                                                 ------------    ------------
 CLASS IB
 Capital shares sold [ 16,425,298 and 8,015,373
  shares, respectively ]. . . . . . . . . . .     136,005,828      81,202,231
 Capital shares issued in connection with
  substitution (Note 8) [ 2,447,543 and 0
  shares, respectively ]. . . . . . . . . . .      19,634,554              --
 Capital shares issued in reinvestment of
  dividends and distributions [ 130,064 and
  55,481 shares, respectively ]. . . . . . . .      1,018,546         555,830
 Capital shares repurchased [ (3,240,267) and
  (1,709,865) shares, respectively ]. . . . .     (25,829,501)    (16,889,577)
                                                 ------------    ------------
 Total Class IB transactions. . . . . . . . .     130,829,427      64,868,484
                                                 ------------    ------------
 NET INCREASE IN NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS . . . . . . . . .    130,946,402      64,868,484
                                                 ------------    ------------
 TOTAL INCREASE IN NET ASSETS . . . . . . . . .    75,062,198      61,879,936
 NET ASSETS:
 Beginning of year. . . . . . . . . . . . . .     198,364,471     136,484,535
                                                 ------------    ------------
 End of year (a). . . . . . . . . . . . . . .    $273,426,669    $198,364,471
                                                 ============    ============
 -----------
 (a)  Includes accumulated undistributed net
  investment income of. . . . . . . . . . . .    $     56,799    $     58,770
                                                 ------------    ------------
 *     Class IA commenced operations on March
  25, 2002.




                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/EMERGING MARKETS EQUITY PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
 ASSETS
 Investments at value (Cost $189,013,208) (Note 1).    $ 186,116,768
 Cash (Foreign Cash $417,613) . . . . . . . . . . .        8,467,067
 Receivable for securities sold . . . . . . . . . .          626,557
 Receivable from Separate Accounts for Trust shares
  sold. . . . . . . . . . . . . . . . . . . . . . .          544,577
 Short-term investments held as collateral for
  loaned securities . . . . . . . . . . . . . . . .          517,500
 Dividends, interest and other receivables. . . . .          253,952
 Other assets . . . . . . . . . . . . . . . . . . .           10,983
                                                       -------------
  Total assets. . . . . . . . . . . . . . . . . . .      196,537,404
                                                       -------------
 LIABILITIES
 Payable for securities purchased . . . . . . . . .        1,259,103
 Payable to Separate Accounts for Trust shares
  redeemed. . . . . . . . . . . . . . . . . . . . .        1,061,114
 Collateral held for loaned securities. . . . . . .          517,500
 Payable to custodian . . . . . . . . . . . . . . .          254,262
 Investment management fees payable . . . . . . . .          190,004
 Distribution fees payable - Class IB . . . . . . .           42,328
 Administrative fees payable. . . . . . . . . . . .            6,168
 Trustees' fees payable . . . . . . . . . . . . . .            4,583
 Recoupment fees payable. . . . . . . . . . . . . .            2,029
 Accrued expenses (Note 1). . . . . . . . . . . . .           23,804
                                                       -------------
  Total liabilities . . . . . . . . . . . . . . . .        3,360,895
                                                       -------------
 NET ASSETS . . . . . . . . . . . . . . . . . . . .    $ 193,176,509
                                                       =============
 Net assets were comprised of:
 Paid in capital. . . . . . . . . . . . . . . . . .    $ 316,315,245
 Accumulated overdistributed net investment income.         (83,864)
 Accumulated undistributed net realized loss. . . .     (120,157,663)
 Unrealized depreciation on investments . . . . . .       (2,897,209)
                                                       -------------
  Net assets. . . . . . . . . . . . . . . . . . . .    $ 193,176,509
                                                       =============
 CLASS IA
 Net asset value, offering and redemption price per
  share, $61,633 / 11,656 shares outstanding
  (unlimited amount authorized: $0.01 par value)
  (Note 1). . . . . . . . . . . . . . . . . . . . .    $        5.29
                                                       =============
 CLASS IB
 Net asset value, offering and redemption price per
  share, $193,114,876 / 36,546,794 shares
  outstanding (unlimited amount authorized: $0.01
  par value) (Note 1) . . . . . . . . . . . . . . .    $        5.28
                                                       =============
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
 INVESTMENT INCOME (NOTE 1)
 Dividends (net of $346,983 foreign withholding tax)   $   3,404,688
 Interest (net of $1,598 foreign withholding tax) .           39,608
 Securities lending (net) . . . . . . . . . . . . .            6,465
                                                       -------------
  Total income. . . . . . . . . . . . . . . . . . .        3,450,761
                                                       -------------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
 Investment management fees . . . . . . . . . . . .        2,338,087
 Custodian fees . . . . . . . . . . . . . . . . . .          712,595
 Distribution fees - Class IB . . . . . . . . . . .          508,247
 Administrative fees. . . . . . . . . . . . . . . .           83,862
 Printing and mailing expenses. . . . . . . . . . .           50,164
 Professional fees. . . . . . . . . . . . . . . . .           40,938
 Trustees' fees . . . . . . . . . . . . . . . . . .            4,320
 Amortization of deferred organizational expense. .            4,006
 Miscellaneous. . . . . . . . . . . . . . . . . . .           53,195
                                                       -------------
  Gross expenses. . . . . . . . . . . . . . . . . .        3,795,414
 Less:   Waiver of investment management fees (Note
    6). . . . . . . . . . . . . . . . . . . . . . .          (88,549)
            Fees paid indirectly (Note 1) . . . . .          (31,804)
                                                       -------------
  Net expenses. . . . . . . . . . . . . . . . . . .        3,675,061
                                                       -------------
 NET INVESTMENT LOSS  . . . . . . . . . . . . . . .         (224,300)
                                                       -------------
 REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 1)
 Realized loss on:
 Securities . . . . . . . . . . . . . . . . . . . .       (6,034,479)
 Foreign currency transactions. . . . . . . . . . .       (1,273,106)
                                                       -------------
  Net realized loss . . . . . . . . . . . . . . . .       (7,307,585)
                                                       -------------
 Change in unrealized appreciation (depreciation)
  on:
 Securities . . . . . . . . . . . . . . . . . . . .       (8,102,240)
 Foreign currency translations. . . . . . . . . . .          868,696
                                                       -------------
  Net change in unrealized depreciation . . . . . .       (7,233,544)
                                                       -------------
 NET REALIZED AND UNREALIZED LOSS . . . . . . . . .      (14,541,129)
                                                       -------------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS . . . . . . . . . . . . . . . . . . . .    $ (14,765,429)
                                                       =============





STATEMENT OF CHANGES IN NET ASSETS
                                                  YEAR ENDED DECEMBER 31,
                                               -----------------------------
                                                   2002             2001
                                               --------------  ----------------
 INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
 Net investment income (loss). . . . . . . .   $    (224,300)   $     510,436
 Net realized loss on investments and foreign
  currency transactions. . . . . . . . . . .      (7,307,585)     (92,759,199)
 Net change in unrealized appreciation
  (depreciation) on investments and foreign
  currency translations. . . . . . . . . . .      (7,233,544)      83,342,069
                                               -------------    -------------
 NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS . . . . . . . . . . . . . . . .     (14,765,429)      (8,906,694)
                                               -------------    -------------
 DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income  . . .              --         (275,304)
 Distributions from net realized capital
  gains  . . . . . . . . . . . . . . . . . .              --               --
                                               -------------    -------------
 Class IB. . . . . . . . . . . . . . . . . .              --         (275,304)
                                               -------------    -------------
 CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IA*
 Capital shares sold [ 11,696 and 0 shares,
  respectively ] . . . . . . . . . . . . . .          58,997               --
 Capital shares repurchased [ (40) and 0
  shares, respectively ] . . . . . . . . . .            (222)              --
                                               -------------    -------------
 Total Class IA transactions . . . . . . . .          58,775               --
                                               -------------    -------------
 CLASS IB
 Capital shares sold [ 44,373,826 and
  114,884,861 shares, respectively ] . . . .     252,357,798      620,855,539
 Capital shares issued in reinvestment of
  dividends and distributions [ 0 and 49,162
  shares, respectively ] . . . . . . . . . .              --          275,304
 Capital shares repurchased [ (40,577,746)
  and (115,591,711) shares, respectively ] .    (228,342,544)    (626,125,170)
                                               -------------    -------------
 Total Class IB transactions . . . . . . . .      24,015,254       (4,994,327)
                                               -------------    -------------
 NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE TRANSACTIONS       24,074,029       (4,994,327)
                                               -------------    -------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS . .       9,308,600      (14,176,325)
 NET ASSETS:
 Beginning of year . . . . . . . . . . . . .     183,867,909      198,044,234
                                               -------------    -------------
 End of year (a) . . . . . . . . . . . . . .   $ 193,176,509    $ 183,867,909
                                               =============    =============
 -----------
 (a)  Includes accumulated overdistributed
  net investment income of . . . . . . . . .   $     (83,864)   $     380,691
                                               -------------    -------------
 *     Class IA commenced operations on
  October 2, 2002.



                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/EQUITY 500 INDEX PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
 ASSETS
 Investments at value (Cost $2,577,252,411)(Note 1). .    $2,118,247,464
 Short-term investments held as collateral for loaned
  securities . . . . . . . . . . . . . . . . . . . . .       123,545,208
 Receivable from Separate Accounts for Trust shares
  sold . . . . . . . . . . . . . . . . . . . . . . . .         3,485,457
 Dividends, interest and other receivables . . . . . .         3,230,218
 Receivable for securities sold. . . . . . . . . . . .           303,911
 Variation margin receivable on futures contracts (Note
  1) . . . . . . . . . . . . . . . . . . . . . . . . .            87,850
 Other assets. . . . . . . . . . . . . . . . . . . . .            21,502
                                                          --------------
  Total assets . . . . . . . . . . . . . . . . . . . .     2,248,921,610
                                                          --------------
 LIABILITIES
 Collateral held for loaned securities . . . . . . . .       123,545,208
 Payable to Separate Accounts for Trust shares redeemed        7,679,589
 Investment management fees payable. . . . . . . . . .           456,467
 Distribution fees payable - Class IB. . . . . . . . .           184,303
 Administrative fees payable . . . . . . . . . . . . .            91,162
 Trustees' fees payable. . . . . . . . . . . . . . . .            40,902
 Payable to custodian. . . . . . . . . . . . . . . . .            24,311
 Accrued expenses (Note 1) . . . . . . . . . . . . . .           192,146
                                                          --------------
  Total liabilities. . . . . . . . . . . . . . . . . .       132,214,088
                                                          --------------
 NET ASSETS  . . . . . . . . . . . . . . . . . . . . .    $2,116,707,522
                                                          ==============
 Net assets were comprised of:
 Paid in capital . . . . . . . . . . . . . . . . . . .    $2,625,663,770
 Accumulated undistributed  net investment income. . .         3,890,593
 Accumulated undistributed net realized  loss. . . . .       (53,029,594)
 Unrealized depreciation on investments. . . . . . . .      (459,817,247)
                                                          --------------
  Net assets . . . . . . . . . . . . . . . . . . . . .    $2,116,707,522
                                                          ==============
 CLASS IA
 Net asset value, offering and redemption price per
  share, $1,256,522,121 / 74,263,122 shares outstanding
  (unlimited amount authorized: $0.01 par value) (Note
  1) . . . . . . . . . . . . . . . . . . . . . . . . .    $        16.92
                                                          ==============
 CLASS IB
 Net asset value, offering and redemption price per
  share, $860,185,401 / 51,082,062 shares outstanding
  (unlimited amount authorized: $0.01 par value) (Note
  1) . . . . . . . . . . . . . . . . . . . . . . . . .    $        16.84
                                                          ==============
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
 INVESTMENT INCOME (NOTE 1)
 Dividends . . . . . . . . . . . . . . . . . . . . . .    $   37,457,987
 Interest  . . . . . . . . . . . . . . . . . . . . . .           462,890
 Securities lending (net). . . . . . . . . . . . . . .           139,619
                                                          --------------
  Total income . . . . . . . . . . . . . . . . . . . .        38,060,496
                                                          --------------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
 Investment management fees. . . . . . . . . . . . . .         5,884,114
 Distribution fees - Class IB. . . . . . . . . . . . .         2,142,407
 Administrative fees . . . . . . . . . . . . . . . . .           734,593
 Printing and mailing expenses . . . . . . . . . . . .           523,146
 Custodian fees. . . . . . . . . . . . . . . . . . . .           129,979
 Professional fees . . . . . . . . . . . . . . . . . .           116,594
 Trustees' fees. . . . . . . . . . . . . . . . . . . .            54,071
 Miscellaneous . . . . . . . . . . . . . . . . . . . .            44,609
                                                          --------------
  Total expenses . . . . . . . . . . . . . . . . . . .         9,629,513
                                                          --------------
 NET INVESTMENT INCOME . . . . . . . . . . . . . . . .        28,430,983
                                                          --------------
 REALIZED AND UNREALIZED LOSS (NOTE 1)
 Realized loss on:
 Securities. . . . . . . . . . . . . . . . . . . . . .       (44,920,383)
 Futures . . . . . . . . . . . . . . . . . . . . . . .        (3,740,534)
                                                          --------------
  Net realized loss. . . . . . . . . . . . . . . . . .       (48,660,917)
                                                          --------------
 Change in unrealized depreciation on:
 Securities. . . . . . . . . . . . . . . . . . . . . .      (587,747,067)
 Futures . . . . . . . . . . . . . . . . . . . . . . .          (851,650)
                                                          --------------
  Net change in unrealized depreciation. . . . . . . .      (588,598,717)
                                                          --------------
 NET REALIZED AND UNREALIZED LOSS  . . . . . . . . . .      (637,259,634)
                                                          --------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS     $ (608,828,651)
                                                          ==============





STATEMENT OF CHANGES IN NET ASSETS
                                                YEAR ENDED DECEMBER 31,
                                            --------------------------------
                                                 2002              2001
                                            ---------------  ------------------
 INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
 Net investment income. . . . . . . . . .   $   28,430,983    $    27,956,791
 Net realized loss on investments . . . .      (48,660,917)          (490,484)
 Net change in unrealized depreciation on
  investments . . . . . . . . . . . . . .     (588,598,717)      (399,576,737)
                                            --------------    ---------------
 NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS. . . . . . . . . . . . . . .     (608,828,651)      (372,110,430)
                                            --------------    ---------------
 DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income
 Class IA . . . . . . . . . . . . . . . .      (16,614,121)       (19,572,377)
 Class IB . . . . . . . . . . . . . . . .       (8,978,161)        (7,924,673)
                                            --------------    ---------------
                                               (25,592,282)       (27,497,050)
                                            --------------    ---------------
 Distributions from net realized capital
  gains
 Class IA . . . . . . . . . . . . . . . .       (1,336,385)        (1,274,144)
 Class IB . . . . . . . . . . . . . . . .         (754,278)          (595,289)
                                            --------------    ---------------
                                                (2,090,663)        (1,869,433)
                                            --------------    ---------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS  . . .      (27,682,945)       (29,366,483)
                                            --------------    ---------------
 CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IA
 Capital shares sold [ 11,064,986 and
  47,793,078 shares, respectively ] . . .      223,027,277      1,103,075,507
 Capital shares issued in reinvestment of
  dividends and distributions [ 1,040,502
  and 945,134 shares, respectively ]. . .       17,950,506         20,846,521
 Capital shares repurchased [ (18,364,649)
  and (51,372,467) shares, respectively ]     (354,125,018)    (1,182,398,775)
                                            --------------    ---------------
 Total Class IA transactions. . . . . . .     (113,147,235)       (58,476,747)
                                            --------------    ---------------
 CLASS IB
 Capital shares sold [ 15,173,019 and
  9,316,910 shares, respectively ]. . . .      279,739,887        215,307,883
 Capital shares issued in reinvestment of
  dividends and distributions [ 566,518
  and 387,654 shares, respectively ]. . .        9,732,439          8,519,962
 Capital shares repurchased [ (6,829,613)
  and (4,351,390) shares, respectively ].     (124,194,385)       (98,264,741)
                                            --------------    ---------------
 Total Class IB transactions. . . . . . .      165,277,941        125,563,104
                                            --------------    ---------------
 NET INCREASE  IN NET ASSETS RESULTING
  FROM CAPITAL SHARE TRANSACTIONS . . . .       52,130,706         67,086,357
                                            --------------    ---------------
 TOTAL DECREASE IN NET ASSETS . . . . . .     (584,380,890)      (334,390,556)
 NET ASSETS:
 Beginning of year. . . . . . . . . . . .    2,701,088,412      3,035,478,968
                                            --------------    ---------------
 End of year (a). . . . . . . . . . . . .   $2,116,707,522    $ 2,701,088,412
                                            ==============    ===============
 -----------
 (a)  Includes accumulated undistributed
  net investment income of. . . . . . . .   $    3,890,593    $     1,142,817
                                            --------------    ---------------




                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/EVERGREEN OMEGA PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
 ASSETS
 Investments at value (Cost $25,277,658) (Note 1). . .    $24,871,308
 Short-term investments held as collateral for loaned
  securities . . . . . . . . . . . . . . . . . . . . .      1,316,800
 Receivable for securities sold. . . . . . . . . . . .        468,234
 Receivable from Separate Accounts for Trust shares
  sold . . . . . . . . . . . . . . . . . . . . . . . .        131,731
 Dividends, interest and other receivables . . . . . .         10,687
 Other assets. . . . . . . . . . . . . . . . . . . . .         17,728
                                                          -----------
  Total assets . . . . . . . . . . . . . . . . . . . .     26,816,488
                                                          -----------
 LIABILITIES
 Collateral held for loaned securities . . . . . . . .      1,316,800
 Payable for securities purchased. . . . . . . . . . .        242,181
 Payable to Separate Accounts for Trust shares redeemed        29,788
 Payable to custodian. . . . . . . . . . . . . . . . .          9,109
 Investment management fees payable. . . . . . . . . .          8,935
 Administrative fees payable . . . . . . . . . . . . .          7,150
 Distribution fees payable - Class IB. . . . . . . . .          4,867
 Trustees' fees payable. . . . . . . . . . . . . . . .            291
 Accrued expenses (Note 1) . . . . . . . . . . . . . .          1,420
                                                          -----------
  Total liabilities. . . . . . . . . . . . . . . . . .      1,620,541
                                                          -----------
 NET ASSETS  . . . . . . . . . . . . . . . . . . . . .    $25,195,947
                                                          ===========
 Net assets were comprised of:
 Paid in capital . . . . . . . . . . . . . . . . . . .    $32,159,551
 Accumulated overdistributed net investment income . .           (116)
 Accumulated undistributed net realized loss . . . . .     (6,557,138)
 Unrealized depreciation on investments. . . . . . . .       (406,350)
                                                          -----------
  Net assets . . . . . . . . . . . . . . . . . . . . .    $25,195,947
                                                          ===========
 CLASS IA
 Net asset value, offering and redemption price per
  share, $49,928 / 8,215 shares outstanding (unlimited
  amount authorized: $0.01 par value) (Note 1) . . . .    $      6.08
                                                          ===========
 CLASS IB
 Net asset value, offering and redemption price per
  share, $25,146,019 / 4,140,038 shares outstanding
  (unlimited amount authorized: $0.01 par value) (Note
  1) . . . . . . . . . . . . . . . . . . . . . . . . .    $      6.07
                                                          ===========
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
 INVESTMENT INCOME (NOTE 1)
 Dividends . . . . . . . . . . . . . . . . . . . . . .    $    99,915
 Interest  . . . . . . . . . . . . . . . . . . . . . .         13,383
 Securities lending (net). . . . . . . . . . . . . . .          1,962
                                                          -----------
  Total income . . . . . . . . . . . . . . . . . . . .        115,260
                                                          -----------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
 Investment management fees. . . . . . . . . . . . . .        114,146
 Distribution fees - Class IB. . . . . . . . . . . . .         43,870
 Professional fees . . . . . . . . . . . . . . . . . .         36,237
 Administrative fees . . . . . . . . . . . . . . . . .         35,182
 Custodian fees. . . . . . . . . . . . . . . . . . . .         23,022
 Printing and mailing expenses . . . . . . . . . . . .         15,757
 Trustees' fees. . . . . . . . . . . . . . . . . . . .            403
 Miscellaneous . . . . . . . . . . . . . . . . . . . .          2,270
                                                          -----------
  Gross expenses . . . . . . . . . . . . . . . . . . .        270,887
 Less:   Waiver of investment management fees
    (Note 6) . . . . . . . . . . . . . . . . . . . . .       (104,124)
            Fees paid indirectly (Note 1). . . . . . .        (33,244)
                                                          -----------
  Net expenses . . . . . . . . . . . . . . . . . . . .        133,519
                                                          -----------
 NET INVESTMENT LOSS . . . . . . . . . . . . . . . . .        (18,259)
                                                          -----------
 REALIZED AND UNREALIZED LOSS (NOTE 1)
 Realized loss on securities . . . . . . . . . . . . .     (3,566,820)
 Net change in unrealized depreciation on securities .     (1,096,890)
                                                          -----------
 NET REALIZED AND UNREALIZED LOSS  . . . . . . . . . .     (4,663,710)
                                                          -----------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS     $(4,681,969)
                                                          ===========





STATEMENT OF CHANGES IN NET ASSETS
                                                    YEAR ENDED DECEMBER 31,
                                                   -------------------------
                                                      2002           2001
                                                   ------------  --------------
 INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
 Net investment loss. . . . . . . . . . . . . .    $   (18,259)   $   (28,650)
 Net realized loss on investments. . . . . . . .    (3,566,820)    (2,161,917)
 Net change in unrealized appreciation
  (depreciation) on investments. . . . . . . . .    (1,096,890)       634,550
                                                   -----------    -----------
 NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS. . . . . . . . . . . . . . . . . .     (4,681,969)    (1,556,017)
                                                   -----------    -----------
 DIVIDENDS:
 Dividends from net investment income
 Class IB. . . . . . . . . . . . . . . . . . . .            --         (1,424)
                                                   -----------    -----------
 CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IA*
 Capital shares sold [ 8,215 and 0 shares,
  respectively ]. . . . . . . . . . . . . . . .         50,000             --
                                                   -----------    -----------
 CLASS IB
 Capital shares sold [ 3,218,162 and 1,021,961
  shares, respectively ]. . . . . . . . . . . .     21,330,113      8,321,348
 Capital shares issued in reinvestment of
  dividends [ 0 and 168 shares, respectively ].             --          1,424
 Capital shares repurchased [ (769,049) and
  (232,254) shares, respectively ]. . . . . . .     (5,007,866)    (1,935,972)
                                                   -----------    -----------
 Total Class IB transactions. . . . . . . . . .     16,322,247      6,386,800
                                                   -----------    -----------
 NET INCREASE  IN NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS . . . . . . . . . .    16,372,247      6,386,800
                                                   -----------    -----------
 TOTAL INCREASE  IN NET ASSETS . . . . . . . . .    11,690,278      4,829,359
 NET ASSETS:
 Beginning of year. . . . . . . . . . . . . . .     13,505,669      8,676,310
                                                   -----------    -----------
 End of year (a). . . . . . . . . . . . . . . .    $25,195,947    $13,505,669
                                                   ===========    ===========
 -----------
 (a)  Includes accumulated overdistributed net
  investment income of. . . . . . . . . . . . .    $      (116)   $       (52)
                                                   -----------    -----------
 *     Class IA commenced operations on October
  2, 2002.




                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/FI MID CAP PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
 ASSETS
 Investments at value (Cost $279,931,511) (Note 1). .    $274,663,127
 Short-term investments held as collateral for loaned
  securities. . . . . . . . . . . . . . . . . . . . .      33,144,515
 Receivable for securities sold . . . . . . . . . . .       7,162,614
 Receivable from Separate Accounts for Trust shares
  sold. . . . . . . . . . . . . . . . . . . . . . . .       1,585,127
 Dividends, interest and other receivables. . . . . .         226,409
 Other assets . . . . . . . . . . . . . . . . . . . .           2,494
                                                         ------------
  Total assets. . . . . . . . . . . . . . . . . . . .     316,784,286
                                                         ------------
 LIABILITIES
 Collateral held for loaned securities. . . . . . . .      33,144,515
 Payable for securities purchased . . . . . . . . . .       3,278,686
 Investment management fees payable . . . . . . . . .         149,497
 Distribution fees payable - Class IB . . . . . . . .          55,636
 Payable to custodian . . . . . . . . . . . . . . . .          33,240
 Payable for Fund shares redeemed . . . . . . . . . .          22,787
 Administrative fees payable. . . . . . . . . . . . .          11,948
 Trustees' fees payable . . . . . . . . . . . . . . .           2,821
 Accrued expenses (Note 1). . . . . . . . . . . . . .          31,714
                                                         ------------
  Total liabilities . . . . . . . . . . . . . . . . .      36,730,844
                                                         ------------
 NET ASSETS . . . . . . . . . . . . . . . . . . . . .    $280,053,442
                                                         ============
 Net assets were comprised of:
 Paid in capital. . . . . . . . . . . . . . . . . . .    $333,132,834
 Accumulated overdistributed net investment income. .          (2,472)
 Accumulated undistributed net realized loss. . . . .     (47,808,662)
 Unrealized depreciation on investments . . . . . . .      (5,268,258)
                                                         ------------
  Net assets. . . . . . . . . . . . . . . . . . . . .    $280,053,442
                                                         ============
 CLASS IA
 Net asset value, offering and redemption price per
  share, $106,439 / 15,030 shares outstanding
  (unlimited amount authorized: $0.01 par value) (Note
  1). . . . . . . . . . . . . . . . . . . . . . . . .    $       7.08
                                                         ============
 CLASS IB
 Net asset value, offering and redemption price per
  share, $279,947,003 / 39,615,715 shares outstanding
  (unlimited amount authorized: $0.01 par value) (Note
  1). . . . . . . . . . . . . . . . . . . . . . . . .    $       7.07
                                                         ============
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
 INVESTMENT INCOME (NOTE 1)
 Dividends (net of $7,267 foreign withholding tax). .    $  1,441,836
 Interest . . . . . . . . . . . . . . . . . . . . . .         267,252
 Securities lending (net) . . . . . . . . . . . . . .          43,367
                                                         ------------
  Total income. . . . . . . . . . . . . . . . . . . .       1,752,455
                                                         ------------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
 Investment management fees . . . . . . . . . . . . .       1,598,662
 Distribution fees - Class IB . . . . . . . . . . . .         570,782
 Administrative fees. . . . . . . . . . . . . . . . .          93,643
 Custodian fees . . . . . . . . . . . . . . . . . . .          84,229
 Printing and mailing expenses. . . . . . . . . . . .          54,523
 Professional fees. . . . . . . . . . . . . . . . . .          43,406
 Trustees' fees . . . . . . . . . . . . . . . . . . .           5,038
 Miscellaneous. . . . . . . . . . . . . . . . . . . .           5,267
                                                         ------------
  Gross expenses. . . . . . . . . . . . . . . . . . .       2,455,550
 Less:   Waiver of investment management fees
    (Note 6). . . . . . . . . . . . . . . . . . . . .        (171,926)
            Fees paid indirectly (Note 1) . . . . . .        (211,646)
                                                         ------------
  Net expenses. . . . . . . . . . . . . . . . . . . .       2,071,978
                                                         ------------
 NET INVESTMENT LOSS  . . . . . . . . . . . . . . . .        (319,523)
                                                         ------------
 REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 1)
 Realized  loss on:
 Securities . . . . . . . . . . . . . . . . . . . . .     (29,759,994)
 Foreign currency transactions. . . . . . . . . . . .          (5,960)
                                                         ------------
  Net realized loss . . . . . . . . . . . . . . . . .     (29,765,954)
                                                         ------------
 Change in unrealized appreciation (depreciation) on:
 Securities . . . . . . . . . . . . . . . . . . . . .     (16,575,279)
 Foreign currency translations. . . . . . . . . . . .             143
                                                         ------------
  Net change in unrealized depreciation . . . . . . .     (16,575,136)
                                                         ------------
 NET REALIZED AND UNREALIZED LOSS . . . . . . . . . .     (46,341,090)
                                                         ------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS    $(46,660,613)
                                                         ============





STATEMENT OF CHANGES IN NET ASSETS
                                                   YEAR ENDED DECEMBER 31,
                                                 ---------------------------
                                                     2002            2001
                                                 -------------  ---------------
 INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
 Net investment income (loss). . . . . . . . .   $   (319,523)   $    267,299
 Net realized loss on investments and foreign
  currency transactions. . . . . . . . . . . .    (29,765,954)    (17,144,259)
 Net change in unrealized appreciation
  (depreciation) on investments and foreign
  currency translations. . . . . . . . . . . .    (16,575,136)      9,337,786
                                                 ------------    ------------
 NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS. . . . . . . . . . . . . . . . .     (46,660,613)     (7,539,174)
                                                 ------------    ------------
 DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income
 Class IA. . . . . . . . . . . . . . . . . . .            (14)             --
 Class IB. . . . . . . . . . . . . . . . . . .        (35,904)       (248,159)
                                                 ------------    ------------
                                                      (35,918)       (248,159)
                                                 ------------    ------------
 CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IA*
 Capital shares sold [ 15,057 and 0 shares,
  respectively ]. . . . . . . . . . . . . . .         125,314              --
 Capital shares issued in reinvestment of
  dividends and distributions [ 2 and 0 shares,
  respectively ]. . . . . . . . . . . . . . .              14              --
 Capital shares repurchased [ (29) and 0
  shares, respectively ]. . . . . . . . . . .            (204)             --
                                                 ------------    ------------
 Total Class IA transactions. . . . . . . . .         125,124              --
                                                 ------------    ------------
 CLASS IB
 Capital shares sold [ 22,959,987 and
  20,714,289 shares, respectively ]. . . . . .    177,595,608     180,958,883
 Capital shares issued in reinvestment of
  dividends and distributions [ 4,434 and
  29,425 shares, respectively ]. . . . . . . .         35,904         248,159
 Capital shares repurchased [ (3,826,758) and
  (4,833,443) shares, respectively ]. . . . .     (28,454,012)    (41,762,727)
                                                 ------------    ------------
 Total Class IB transactions. . . . . . . . .     149,177,500     139,444,315
                                                 ------------    ------------
 NET INCREASE  IN NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS . . . . . . . . .    149,302,624     139,444,315
                                                 ------------    ------------
 TOTAL INCREASE  IN NET ASSETS . . . . . . . .    102,606,093     131,656,982
 NET ASSETS:
 Beginning of year. . . . . . . . . . . . . .     177,447,349      45,790,367
                                                 ------------    ------------
 End of year (a). . . . . . . . . . . . . . .    $280,053,442    $177,447,349
                                                 ============    ============
 -----------
 (a)  Includes accumulated undistributed
  (overdistributed) net investment income of.    $     (2,472)   $     35,785
                                                 ------------    ------------
 *     Class IA commenced operations on March
  25, 2002.




                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/FI SMALL/MID CAP VALUE PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
 ASSETS
 Investments at value (Cost $730,365,422) (Note 1).    $ 671,102,181
 Short-term investments held as collateral for
  loaned securities . . . . . . . . . . . . . . . .       57,542,376
 Receivable for securities sold . . . . . . . . . .       10,162,454
 Receivable from Separate Accounts for Trust shares
  sold. . . . . . . . . . . . . . . . . . . . . . .        1,272,681
 Dividends, interest and other receivables. . . . .          603,466
 Other assets . . . . . . . . . . . . . . . . . . .            6,697
                                                       -------------
  Total assets. . . . . . . . . . . . . . . . . . .      740,689,855
                                                       -------------
 LIABILITIES
 Collateral held for loaned securities. . . . . . .       57,542,376
 Payable for securities purchased . . . . . . . . .       16,246,778
 Payable to Separate Accounts for Trust shares
  redeemed. . . . . . . . . . . . . . . . . . . . .          497,771
 Investment management fees payable . . . . . . . .          406,667
 Distribution fees payable - Class IB . . . . . . .          130,707
 Payable to custodian . . . . . . . . . . . . . . .           20,385
 Trustees' fees payable . . . . . . . . . . . . . .           17,360
 Administrative fees payable. . . . . . . . . . . .           15,923
 Accrued expenses (Note 1). . . . . . . . . . . . .           74,843
                                                       -------------
  Total liabilities . . . . . . . . . . . . . . . .       74,952,810
                                                       -------------
 NET ASSETS . . . . . . . . . . . . . . . . . . . .    $ 665,737,045
                                                       =============
 Net assets were comprised of:
 Paid in capital. . . . . . . . . . . . . . . . . .    $ 781,754,269
 Accumulated undistributed net investment income. .          375,788
 Accumulated undistributed net realized loss. . . .      (57,129,771)
 Unrealized depreciation on investments . . . . . .      (59,263,241)
                                                       -------------
  Net assets. . . . . . . . . . . . . . . . . . . .    $ 665,737,045
                                                       =============
 CLASS IA
 Net asset value, offering and redemption price per
  share, $18,779,298 / 1,906,734 shares outstanding
  (unlimited amount authorized: $0.01 par value)
  (Note 1). . . . . . . . . . . . . . . . . . . . .    $        9.85
                                                       =============
 CLASS IB
 Net asset value, offering and redemption price per
  share, $646,957,747 / 65,718,031 shares
  outstanding (unlimited amount authorized: $0.01
  par value) (Note 1) . . . . . . . . . . . . . . .    $        9.84
                                                       =============
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
 INVESTMENT INCOME (NOTE 1)
 Dividends (net of $2,461 foreign withholding tax).    $  10,777,895
 Interest . . . . . . . . . . . . . . . . . . . . .          190,932
 Securities lending (net) . . . . . . . . . . . . .          141,925
                                                       -------------
  Total income. . . . . . . . . . . . . . . . . . .       11,110,752
                                                       -------------
 EXPENSES (NOTES 1, 2, 3, 4, 5, 6 AND 7)
 Investment management fees . . . . . . . . . . . .        4,510,636
 Distribution fees - Class IB . . . . . . . . . . .        1,451,603
 Administrative fees. . . . . . . . . . . . . . . .          187,408
 Printing and mailing expenses. . . . . . . . . . .          183,836
 Custodian fees . . . . . . . . . . . . . . . . . .           87,619
 Professional fees. . . . . . . . . . . . . . . . .           58,628
 Recoupment fees. . . . . . . . . . . . . . . . . .           47,266
 Trustees' fees . . . . . . . . . . . . . . . . . .           13,316
 Amortization of deferred organizational expense. .            2,083
 Miscellaneous. . . . . . . . . . . . . . . . . . .           20,941
                                                       -------------
  Gross expenses. . . . . . . . . . . . . . . . . .        6,563,336
 Less: Fees paid indirectly (Note 1). . . . . . . .         (124,595)
                                                       -------------
  Net expenses. . . . . . . . . . . . . . . . . . .        6,438,741
                                                       -------------
 NET INVESTMENT INCOME  . . . . . . . . . . . . . .        4,672,011
                                                       -------------
 REALIZED AND UNREALIZED LOSS (NOTE 1)
 Realized loss on securities. . . . . . . . . . . .      (32,635,134)
 Net change in depreciation on securities . . . . .      (83,789,719)
                                                       -------------
 NET REALIZED AND UNREALIZED LOSS . . . . . . . . .     (116,424,853)
                                                       -------------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS . . . . . . . . . . . . . . . . . . . .    $(111,752,842)
                                                       =============




STATEMENT OF CHANGES IN NET ASSETS
                                                  YEAR ENDED DECEMBER 31,
                                                ----------------------------
                                                    2002             2001
                                                --------------  ---------------
 INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
 Net investment income. . . . . . . . . . . .   $   4,672,011    $  2,759,750
 Net realized gain (loss) on investments. . .     (32,635,134)      6,071,525
 Net change in unrealized appreciation
  (depreciation) on investments. . . . . . .      (83,789,719)      6,609,241
                                                -------------    ------------
 NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS . . . . . . . . .    (111,752,842)     15,440,516
                                                -------------    ------------
 DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income
 Class IA. . . . . . . . . . . . . . . . . .         (147,222)       (120,765)
 Class IB. . . . . . . . . . . . . . . . . .       (3,523,392)     (2,168,025)
                                                -------------    ------------
                                                   (3,670,614)     (2,288,790)
                                                -------------    ------------
 CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IA
 Capital shares sold [ 1,590,982 and 2,274,026
  shares, respectively ]. . . . . . . . . . .      18,859,029      25,134,883
 Capital shares issued in reinvestment of
  dividends and distributions [ 14,922 and
  10,578 shares, respectively ]. . . . . . .          147,222         120,765
 Capital shares repurchased [ (1,257,300) and
  (1,374,851) shares, respectively ]. . . . .     (14,518,710)    (15,012,711)
                                                -------------    ------------
 Total Class IA transactions. . . . . . . . .       4,487,541      10,242,937
                                                -------------    ------------
 CLASS IB
 Capital shares sold [ 35,942,533 and
  26,909,841 shares, respectively ]. . . . .      408,831,281     303,584,664
 Capital shares issued in reinvestment of
  dividends and distributions [ 357,072 and
  189,913 shares, respectively ]. . . . . . .       3,523,392       2,168,025
 Capital shares repurchased [ (7,595,648) and
  (3,742,295) shares, respectively ]. . . . .     (83,328,634)    (42,001,222)
                                                -------------    ------------
 Total Class IB transactions. . . . . . . . .     329,026,039     263,751,467
                                                -------------    ------------
 NET INCREASE IN NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS . . . . . . . . .    333,513,580     273,994,404
                                                -------------    ------------
 TOTAL INCREASE IN NET ASSETS . . . . . . . .     218,090,124     287,146,130
 NET ASSETS:
 Beginning of year. . . . . . . . . . . . . .     447,646,921     160,500,791
                                                -------------    ------------
 End of year (a). . . . . . . . . . . . . . .   $ 665,737,045    $447,646,921
                                                =============    ============
 -----------
 (a)  Includes accumulated undistributed net
  investment income of. . . . . . . . . . . .   $     375,788    $    170,067
                                                -------------    ------------




                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/HIGH YIELD PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
 ASSETS
 Investments at value (Cost $574,191,025) (Note 1).    $ 551,350,201
 Cash (Foreign Cash $2,582,605) . . . . . . . . . .        2,607,651
 Dividends, interest and other receivables. . . . .       12,848,254
 Receivable for securities sold . . . . . . . . . .          894,916
 Other assets . . . . . . . . . . . . . . . . . . .            5,606
                                                       -------------
  Total assets. . . . . . . . . . . . . . . . . . .      567,706,628
                                                       -------------
 LIABILITIES
 Payable to Separate Accounts for Trust shares
  redeemed. . . . . . . . . . . . . . . . . . . . .          946,847
 Payable for securities purchased . . . . . . . . .          656,355
 Unrealized depreciation of forward foreign currency
  contracts (Note 1). . . . . . . . . . . . . . . .          422,407
 Investment management fees payable . . . . . . . .          283,485
 Distribution fees payable - Class IB . . . . . . .           68,823
 Payable to custodian . . . . . . . . . . . . . . .           60,716
 Administrative fees payable. . . . . . . . . . . .           24,049
 Trustees' fees payable . . . . . . . . . . . . . .           23,758
 Options written, at value (Premiums received
  $18,891). . . . . . . . . . . . . . . . . . . . .              744
 Accrued expenses (Note 1). . . . . . . . . . . . .           54,398
                                                       -------------
  Total liabilities . . . . . . . . . . . . . . . .        2,541,582
                                                       -------------
 NET ASSETS . . . . . . . . . . . . . . . . . . . .    $ 565,165,046
                                                       =============
 Net assets were comprised of:
 Paid in capital. . . . . . . . . . . . . . . . . .    $ 972,505,883
 Accumulated undistributed net investment income. .          228,019
 Accumulated undistributed net realized loss. . . .     (384,754,447)
 Unrealized depreciation on investments . . . . . .      (22,814,409)
                                                       -------------
  Net assets. . . . . . . . . . . . . . . . . . . .    $ 565,165,046
                                                       =============
 CLASS IA
 Net asset value, offering and redemption price per
  share, $234,360,864 / 48,582,303 shares
  outstanding (unlimited amount authorized: $0.01
  par value) (Note 1) . . . . . . . . . . . . . . .    $        4.82
                                                       =============
 CLASS IB
 Net asset value, offering and redemption price per
  share, $330,804,182 / 69,011,552 shares
  outstanding (unlimited amount authorized: $0.01
  par value) (Note 1) . . . . . . . . . . . . . . .    $        4.79
                                                       =============
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
 INVESTMENT INCOME (NOTE 1)
 Dividends. . . . . . . . . . . . . . . . . . . . .    $   1,355,416
 Interest (net of $2,833 foreign withholding tax) .       51,657,783
                                                       -------------
  Total income. . . . . . . . . . . . . . . . . . .       53,013,199
                                                       -------------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
 Investment management fees . . . . . . . . . . . .        3,197,964
 Distribution fees - Class IB . . . . . . . . . . .          735,669
 Administrative fees. . . . . . . . . . . . . . . .          210,353
 Printing and mailing expenses. . . . . . . . . . .          118,748
 Professional fees. . . . . . . . . . . . . . . . .           66,642
 Custodian fees . . . . . . . . . . . . . . . . . .           54,058
 Trustees' fees . . . . . . . . . . . . . . . . . .           12,538
 Miscellaneous. . . . . . . . . . . . . . . . . . .           19,054
                                                       -------------
  Total Expenses. . . . . . . . . . . . . . . . . .        4,415,026
                                                       -------------
 NET INVESTMENT INCOME  . . . . . . . . . . . . . .       48,598,173
                                                       -------------
 REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 1)
 Realized gain (loss) on:
 Securities . . . . . . . . . . . . . . . . . . . .      (89,625,420)
 Futures. . . . . . . . . . . . . . . . . . . . . .           20,044
 Foreign currency transactions. . . . . . . . . . .          (33,365)
                                                       -------------
  Net realized loss . . . . . . . . . . . . . . . .      (89,638,741)
                                                       -------------
 Change in unrealized appreciation on:
 Securities . . . . . . . . . . . . . . . . . . . .       25,734,865
 Futures. . . . . . . . . . . . . . . . . . . . . .           47,070
 Options Written. . . . . . . . . . . . . . . . . .           18,147
 Foreign currency translations. . . . . . . . . . .          (32,908)
                                                       -------------
  Net change in unrealized appreciation . . . . . .       25,767,174
                                                       -------------
 NET REALIZED AND UNREALIZED LOSS . . . . . . . . .      (63,871,567)
                                                       -------------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS . . . . . . . . . . . . . . . . . . . .    $ (15,273,394)
                                                       =============








STATEMENT OF CHANGES IN NET ASSETS
                                                  YEAR ENDED DECEMBER 31,
                                               -----------------------------
                                                   2002             2001
                                               --------------  ----------------
 INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
 Net investment income. . . . . . . . . . .    $  48,598,173    $  53,095,929
 Net realized loss on investments and foreign
  currency transactions. . . . . . . . . . .     (89,638,741)    (117,286,028)
 Net change in unrealized appreciation on
  investments and foreign currecy
  translations. . . . . . . . . . . . . . .       25,767,174       67,379,973
                                               -------------    -------------
 NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS . . . . . . . . .    (15,273,394)       3,189,874
                                               -------------    -------------
 DIVIDENDS:
 Dividends from net investment income
 Class IA. . . . . . . . . . . . . . . . . .     (21,756,100)     (24,867,075)
 Class IB. . . . . . . . . . . . . . . . . .     (29,458,610)     (27,206,417)
                                               -------------    -------------
                                                 (51,214,710)     (52,073,492)
                                               -------------    -------------
 CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IA
 Capital shares sold [ 20,466,729 and
  21,334,753 shares, respectively ]. . . . .     105,554,244      130,441,073
 Capital shares issued in reinvestment of
  dividends [ 4,506,772 and 4,564,105 shares,
  respectively ]. . . . . . . . . . . . . .       21,756,100       24,867,075
 Capital shares repurchased [ (23,045,005)
  and (23,071,005) shares, respectively ]. .    (119,157,895)    (141,209,532)
                                               -------------    -------------
 Total Class IA transactions. . . . . . . .        8,152,449       14,098,616
                                               -------------    -------------
 CLASS IB
 Capital shares sold [ 19,919,232 and
  13,493,771 shares, respectively ]. . . . .     102,536,081       82,093,910
 Capital shares issued in reinvestment of
  dividends [ 6,142,424 and 5,021,910 shares,
  respectively ]. . . . . . . . . . . . . .       29,458,610       27,206,417
 Capital shares repurchased [ (9,588,267) and
  (4,639,863) shares, respectively ]. . . .      (48,888,399)     (28,049,482)
                                               -------------    -------------
 Total Class IB transactions. . . . . . . .       83,106,292       81,250,845
                                               -------------    -------------
 NET INCREASE IN NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS . . . . . . . .      91,258,741       95,349,461
                                               -------------    -------------
 TOTAL INCREASE IN NET ASSETS . . . . . . . .     24,770,637       46,465,843
 NET ASSETS:
 Beginning of year. . . . . . . . . . . . .      540,394,409      493,928,566
                                               -------------    -------------
 End of year (a). . . . . . . . . . . . . .    $ 565,165,046    $ 540,394,409
                                               =============    =============
 -----------
 (a)  Includes accumulated undistributed
  (overdistributed) net investment income of   $     228,019    $    (659,785)
                                               -------------    -------------




                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
 ASSETS
 Investments at value (Cost $106,810,723) (Note 1) . . .    $      74,385,435
 Cash (Foreign Cash $2,565,932). . . . . . . . . . . . .            3,349,300
 Short-term investments held as collateral for loaned
  securities . . . . . . . . . . . . . . . . . . . . . .            1,842,426
 Receivable from Separate Accounts for Trust shares sold              303,584
 Unrealized appreciation of forward foreign currency
  contracts (Note 1) . . . . . . . . . . . . . . . . . .              238,611
 Dividends, interest and other receivables . . . . . . .              170,247
 Variation margin receivable on futures contracts (Note
  1) . . . . . . . . . . . . . . . . . . . . . . . . . .               15,950
 Receivable for securities sold. . . . . . . . . . . . .                  142
 Other assets. . . . . . . . . . . . . . . . . . . . . .                  748
                                                            -----------------
  Total assets . . . . . . . . . . . . . . . . . . . . .           80,306,443
                                                            -----------------
 LIABILITIES
 Collateral held for loaned securities . . . . . . . . .            1,842,426
 Payable to custodian. . . . . . . . . . . . . . . . . .               33,238
 Investment management fees payable. . . . . . . . . . .               27,116
 Payable to Separate Accounts for Trust shares redeemed.               15,094
 Distribution fees payable - Class IB. . . . . . . . . .               14,589
 Administrative fees payable . . . . . . . . . . . . . .                9,227
 Trustees' fees payable. . . . . . . . . . . . . . . . .                2,590
 Accrued expenses (Note 1) . . . . . . . . . . . . . . .               13,486
                                                            -----------------
  Total liabilities. . . . . . . . . . . . . . . . . . .            1,957,766
                                                            -----------------
 NET ASSETS  . . . . . . . . . . . . . . . . . . . . . .    $      78,348,677
                                                            =================
 Net assets were comprised of:
 Paid in capital . . . . . . . . . . . . . . . . . . . .    $     118,022,323
 Accumulated undistributed net investment income . . . .               66,844
 Accumulated undistributed net realized loss . . . . . .           (7,336,052)
 Unrealized depreciation on investments. . . . . . . . .          (32,404,438)
                                                            -----------------
  Net assets . . . . . . . . . . . . . . . . . . . . . .    $      78,348,677
                                                            =================
 CLASS IA
 Net asset value, offering and redemption price per
  share, $3,734 / 526 shares outstanding (unlimited
  amount authorized: $0.01 par value) (Note 1) . . . . .    $            7.10
                                                            =================
 CLASS IB
 Net asset value, offering and redemption price per
  share, $78,344,943 / 11,030,554 shares outstanding
  (unlimited amount authorized: $0.01 par value) (Note 1)   $            7.10
                                                            =================
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
 INVESTMENT INCOME (NOTE 1)
 Dividends (net of $174,914 foreign withholding tax)(t).    $       1,487,718
 Interest. . . . . . . . . . . . . . . . . . . . . . . .               49,304
 Securities lending (net). . . . . . . . . . . . . . . .               29,661
                                                            -----------------
  Total income . . . . . . . . . . . . . . . . . . . . .            1,566,683
                                                            -----------------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
 Investment management fees. . . . . . . . . . . . . . .              272,730
 Distribution fees - Class IB. . . . . . . . . . . . . .              194,643
 Custodian fees. . . . . . . . . . . . . . . . . . . . .              112,668
 Administrative fees . . . . . . . . . . . . . . . . . .               50,140
 Professional fees . . . . . . . . . . . . . . . . . . .               43,405
 Printing and mailing expenses . . . . . . . . . . . . .               13,139
 Amortization of deferred organizational expense . . . .                6,234
 Trustees' fees. . . . . . . . . . . . . . . . . . . . .                1,749
 Miscellaneous . . . . . . . . . . . . . . . . . . . . .               23,100
                                                            -----------------
  Total expenses . . . . . . . . . . . . . . . . . . . .              717,808
                                                            -----------------
 NET INVESTMENT INCOME . . . . . . . . . . . . . . . . .              848,875
                                                            -----------------
 REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 1)
 Realized gain (loss) on:
 Securities. . . . . . . . . . . . . . . . . . . . . . .           (2,305,102)
 Futures . . . . . . . . . . . . . . . . . . . . . . . .           (2,102,079)
 Foreign currency transactions . . . . . . . . . . . . .              345,448
                                                            -----------------
  Net realized loss. . . . . . . . . . . . . . . . . . .           (4,061,733)
                                                            -----------------
 Change in unrealized appreciation (depreciation) on:
 Securities. . . . . . . . . . . . . . . . . . . . . . .          (10,934,398)
 Futures . . . . . . . . . . . . . . . . . . . . . . . .             (416,532)
 Foreign currency translations . . . . . . . . . . . . .              412,846
                                                            -----------------
  Net change in unrealized depreciation. . . . . . . . .          (10,938,084)
                                                            -----------------
 NET REALIZED AND UNREALIZED LOSS  . . . . . . . . . . .          (14,999,817)
                                                            -----------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS  .    $     (14,150,942)
                                                            =================
 (t) from affiliated companies . . . . . . . . . . . . .     $         15,923
                                                            -----------------





STATEMENT OF CHANGES IN NET ASSETS
                                                  YEAR ENDED DECEMBER 31,
                                               -----------------------------
                                                   2002             2001
                                               --------------  ----------------
 INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
 Net investment income. . . . . . . . . . .    $     848,875    $     818,639
 Net realized loss on investments and foreign
  currency transactions. . . . . . . . . . .      (4,061,733)      (3,136,659)
 Net change in unrealized depreciation on
  investments and foreign currency
  translations. . . . . . . . . . . . . . .      (10,938,084)     (21,806,917)
                                               -------------    -------------
 NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS. . . . . . . . . . . . . . . .      (14,150,942)     (24,124,937)
                                               -------------    -------------
 DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income
 Class IA. . . . . . . . . . . . . . . . . .             (23)              --
 Class IB. . . . . . . . . . . . . . . . . .        (818,260)        (296,247)
                                               -------------    -------------
                                                    (818,283)        (296,247)
                                               -------------    -------------
 Distributions from net realized capital
  gains
 Class IB. . . . . . . . . . . . . . . . . .              --         (274,630)
                                               -------------    -------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS . . . . .        (818,283)        (570,877)
                                               -------------    -------------
 CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IA*
 Capital shares sold [ 11,901 and 0 shares,
  respectively ]. . . . . . . . . . . . . .          103,546               --
 Capital shares issued in reinvestment of
  dividends and distributions [ 3 and 0
  shares, respectively ]. . . . . . . . . .               23               --
 Capital shares repurchased [ (11,378) and 0
  shares, respectively ]. . . . . . . . . .          (80,225)              --
                                               -------------    -------------
 Total Class IA transactions. . . . . . . .           23,344               --
                                               -------------    -------------
 CLASS IB
 Capital shares sold [ 20,982,067 and
  50,145,480 shares, respectively ]. . . . .     168,316,367      484,305,954
 Capital shares issued in reinvestment of
  dividends and distributions [ 117,763 and
  60,444 shares, respectively ]. . . . . . .         818,260          570,877
 Capital shares repurchased [ (19,231,527)
  and (49,473,981) shares, respectively ]. .    (155,922,815)    (479,564,991)
                                               -------------    -------------
 Total Class IB transactions. . . . . . . .       13,211,812        5,311,840
                                               -------------    -------------
 NET INCREASE IN NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS . . . . . . . .      13,235,156        5,311,840
                                               -------------    -------------
 TOTAL DECREASE IN NET ASSETS . . . . . . . .     (1,734,069)     (19,383,974)
 NET ASSETS:
 Beginning of year. . . . . . . . . . . . .       80,082,746       99,466,720
                                               -------------    -------------
 End of year (a). . . . . . . . . . . . . .    $  78,348,677    $  80,082,746
                                               =============    =============
 -----------
 (a)  Includes accumulated undistributed net
  investment income of. . . . . . . . . . .    $      66,844    $    (330,622)
                                               -------------    -------------
 *     Class IA commenced operations on March
  25, 2002.




                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/JANUS LARGE CAP GROWTH PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
 ASSETS
 Investments at value (Cost $197,747,151) (Note 1). .    $161,617,140
 Short-term investments held as collateral for
  loaned securities . . . . . . . . . . . . . . . . .       3,499,275
 Receivable from Separate Accounts for Trust shares
  sold. . . . . . . . . . . . . . . . . . . . . . . .         304,853
 Dividends, interest and other receivables. . . . . .          81,985
 Other assets . . . . . . . . . . . . . . . . . . . .           1,528
                                                         ------------
  Total assets. . . . . . . . . . . . . . . . . . . .     165,504,781
                                                         ------------
 LIABILITIES
 Collateral held for loaned securities. . . . . . . .       3,499,275
 Payable to Separate Accounts for Trust shares
  redeemed. . . . . . . . . . . . . . . . . . . . . .         176,307
 Investment management fees payable . . . . . . . . .         117,116
 Distribution fees payable - Class IB . . . . . . . .          32,416
 Payable to custodian . . . . . . . . . . . . . . . .          10,169
 Administrative fees payable. . . . . . . . . . . . .           6,975
 Trustees' fees payable . . . . . . . . . . . . . . .           1,840
 Accrued expenses (Note 1). . . . . . . . . . . . . .          22,362
                                                         ------------
  Total liabilities . . . . . . . . . . . . . . . . .       3,866,460
                                                         ------------
 NET ASSETS . . . . . . . . . . . . . . . . . . . . .    $161,638,321
                                                         ============
 Net assets were comprised of:
 Paid in capital. . . . . . . . . . . . . . . . . . .    $250,820,220
 Accumulated overdistributed net investment income. .            (872)
 Accumulated undistributed net realized loss. . . . .     (53,051,016)
 Unrealized depreciation on investments . . . . . . .     (36,130,011)
                                                         ------------
  Net assets. . . . . . . . . . . . . . . . . . . . .    $161,638,321
                                                         ============
 CLASS IA
 Net asset value, offering and redemption price per
  share, $71,666 / 15,823 shares outstanding
  (unlimited amount authorized: $0.01 par value) (Note
  1). . . . . . . . . . . . . . . . . . . . . . . . .    $       4.53
                                                         ============
 CLASS IB
 Net asset value, offering and redemption price per
  share, $161,566,655 / 35,738,725 shares outstanding
  (unlimited amount authorized: $0.01 par value) (Note
  1). . . . . . . . . . . . . . . . . . . . . . . . .    $       4.52
                                                         ============
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
 INVESTMENT INCOME (NOTE 1)
 Dividends. . . . . . . . . . . . . . . . . . . . . .    $  1,310,925
 Interest . . . . . . . . . . . . . . . . . . . . . .         153,980
 Securities lending (net) . . . . . . . . . . . . . .          15,695
                                                         ------------
  Total income. . . . . . . . . . . . . . . . . . . .       1,480,600
                                                         ------------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
 Investment management fees . . . . . . . . . . . . .       1,426,942
 Distribution fees - Class IB . . . . . . . . . . . .         396,221
 Administrative fees. . . . . . . . . . . . . . . . .          71,878
 Professional fees. . . . . . . . . . . . . . . . . .          41,407
 Printing and mailing expenses. . . . . . . . . . . .          34,816
 Custodian fees . . . . . . . . . . . . . . . . . . .          23,673
 Trustees' fees . . . . . . . . . . . . . . . . . . .           3,412
 Miscellaneous. . . . . . . . . . . . . . . . . . . .           2,962
                                                         ------------
  Gross expenses. . . . . . . . . . . . . . . . . . .       2,001,311
 Less:   Waiver of investment management fees
    (Note 6). . . . . . . . . . . . . . . . . . . . .        (178,529)
                                                         ------------
  Net expenses. . . . . . . . . . . . . . . . . . . .       1,822,782
                                                         ------------
 NET INVESTMENT LOSS  . . . . . . . . . . . . . . . .        (342,182)
                                                         ------------
 REALIZED AND UNREALIZED LOSS (NOTE 1)
 Realized loss on securities. . . . . . . . . . . . .     (32,580,692)
 Net change in unrealized depreciation on securities.     (25,812,016)
                                                         ------------
 NET REALIZED AND UNREALIZED LOSS . . . . . . . . . .     (58,392,708)
                                                         ------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS    $(58,734,890)
                                                         ============





STATEMENT OF CHANGES IN NET ASSETS
                                                   YEAR ENDED DECEMBER 31,
                                                 ---------------------------
                                                         2002            2001
                                                 ------------    ------------
 DECREASE IN NET ASSETS FROM OPERATIONS:
 Net investment loss. . . . . . . . . . . . .    $   (342,182)   $   (303,129)
 Net realized loss on investments. . . . . . .    (32,580,692)    (20,465,518)
 Net change in unrealized depreciation on
  investments. . . . . . . . . . . . . . . . .    (25,812,016)     (6,581,064)
                                                 ------------    ------------
 NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS. . . . . . . . . . . . . . . . .     (58,734,890)    (27,349,711)
                                                 ------------    ------------
 DIVIDENDS AND DISTRIBUTIONS:
 CLASS IB
 Dividends from net investment income . . . . .            --          (5,888)
 Distributions from net realized capital gains             --         (10,305)
                                                 ------------    ------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS . . . . . .             --         (16,193)
                                                 ------------    ------------
 CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IA*
 Capital shares sold [ 15,823 and 0 shares,
  respectively ]. . . . . . . . . . . . . . .         100,000              --
                                                 ------------    ------------
 CLASS IB
 Capital shares sold [ 15,334,477 and
  19,861,633 shares, respectively ]. . . . . .     80,350,336     143,984,580
 Capital shares issued in reinvestment of
  dividends and distributions [ 0 and 2,073
  shares, respectively ]. . . . . . . . . . .              --          16,193
 Capital shares repurchased [ (4,737,209) and
  (1,299,637) shares, respectively ]. . . . .     (23,173,460)     (8,940,987)
                                                 ------------    ------------
 Total Class IB transactions. . . . . . . . .      57,176,876     135,059,786
                                                 ------------    ------------
 NET INCREASE IN NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS . . . . . . . . .     57,276,876     135,059,786
                                                 ------------    ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS . . .     (1,458,014)    107,693,882
                                                 ------------    ------------
 NET ASSETS:
 Beginning of year. . . . . . . . . . . . . .     163,096,335      55,402,453
                                                 ------------    ------------
 End of year (a). . . . . . . . . . . . . . .    $161,638,321    $163,096,335
                                                 ============    ============
 -----------
 (a)  Includes accumulated overdistributed net
  investment income of. . . . . . . . . . . .    $       (872)   $         --
                                                 ------------    ------------
 *     Class IA commenced operations on March
  25, 2002.




                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/J.P. MORGAN CORE BOND PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
 ASSETS
 Investments at value (Cost $739,850,802) (Note 1) . . . .    $762,403,364
 Cash. . . . . . . . . . . . . . . . . . . . . . . . . . .         189,046
 Short-term investments held as collateral for loaned
  securities . . . . . . . . . . . . . . . . . . . . . . .     104,112,810
 Interest receivable . . . . . . . . . . . . . . . . . . .       5,695,133
 Receivable from Separate Accounts for Trust shares sold .       1,663,207
 Other assets. . . . . . . . . . . . . . . . . . . . . . .           7,503
                                                              ------------
  Total assets . . . . . . . . . . . . . . . . . . . . . .     874,071,063
                                                              ------------
 LIABILITIES
 Collateral held for loaned securities . . . . . . . . . .     104,112,810
 Payable to Separate Accounts for Trust shares redeemed. .         721,793
 Investment management fees payable. . . . . . . . . . . .         286,858
 Distribution fees payable - Class IB. . . . . . . . . . .         154,877
 Variation margin payable on futures contracts (Note 1)  .          46,391
 Recoupment fees payable . . . . . . . . . . . . . . . . .          29,014
 Administrative fees payable . . . . . . . . . . . . . . .          19,513
 Payable to custodian. . . . . . . . . . . . . . . . . . .          18,596
 Trustees' fees payable. . . . . . . . . . . . . . . . . .          10,099
 Accrued expenses (Note 1) . . . . . . . . . . . . . . . .          79,407
                                                              ------------
  Total liabilities. . . . . . . . . . . . . . . . . . . .     105,479,358
                                                              ------------
 NET ASSETS  . . . . . . . . . . . . . . . . . . . . . . .    $768,591,705
                                                              ============
 Net assets were comprised of:
 Paid in capital . . . . . . . . . . . . . . . . . . . . .    $749,646,789
 Accumulated undistributed net investment income . . . . .         227,641
 Accumulated undistributed net realized loss . . . . . . .      (3,943,134)
 Unrealized appreciation on investments. . . . . . . . . .      22,660,409
                                                              ------------
  Net assets . . . . . . . . . . . . . . . . . . . . . . .    $768,591,705
                                                              ============
 CLASS IA
 Net asset value, offering and redemption price per share,
  $131,042 / 11,715 shares outstanding (unlimited amount
  authorized: $0.01 par value) (Note 1). . . . . . . . . .    $      11.19
                                                              ============
 CLASS IB
 Net asset value, offering and redemption price per share,
  $768,460,663 / 68,649,730 shares outstanding (unlimited
  amount authorized: $0.01 par value) (Note 1) . . . . . .    $      11.19
                                                              ============
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
 INVESTMENT INCOME (NOTE 1)
 Interest. . . . . . . . . . . . . . . . . . . . . . . . .      29,927,430
 Securities lending (net). . . . . . . . . . . . . . . . .         190,275
                                                              ------------
  Total income . . . . . . . . . . . . . . . . . . . . . .      30,117,705
                                                              ------------
 EXPENSES (NOTES 1, 2, 3, 4, 5, 6 AND 7)
 Investment management fees. . . . . . . . . . . . . . . .       2,545,293
 Distribution fees - Class IB. . . . . . . . . . . . . . .       1,413,861
 Administrative fees . . . . . . . . . . . . . . . . . . .         182,767
 Printing and mailing expenses . . . . . . . . . . . . . .         134,358
 Recoupment fees . . . . . . . . . . . . . . . . . . . . .         104,745
 Professional fees . . . . . . . . . . . . . . . . . . . .          63,332
 Custodian fees. . . . . . . . . . . . . . . . . . . . . .          48,853
 Trustees' fees. . . . . . . . . . . . . . . . . . . . . .          12,970
 Amortization of deferred organizational expense . . . . .           6,234
 Miscellaneous . . . . . . . . . . . . . . . . . . . . . .          12,157
                                                              ------------
  Net expenses . . . . . . . . . . . . . . . . . . . . . .       4,524,570
                                                              ------------
 NET INVESTMENT INCOME . . . . . . . . . . . . . . . . . .      25,593,135
                                                              ------------
 REALIZED AND UNREALIZED GAIN (NOTE 1)
 Realized gain on:
 Securities. . . . . . . . . . . . . . . . . . . . . . . .       6,416,675
 Options written . . . . . . . . . . . . . . . . . . . . .         239,682
 Futures . . . . . . . . . . . . . . . . . . . . . . . . .       1,330,263
                                                             -------------
  Net realized gain. . . . . . . . . . . . . . . . . . . .       7,986,620
                                                              ------------
 Change in unrealized appreciation on:
 Securities. . . . . . . . . . . . . . . . . . . . . . . .      18,597,685
 Options written . . . . . . . . . . . . . . . . . . . . .         219,070
 Futures . . . . . . . . . . . . . . . . . . . . . . . . .          14,043
                                                             -------------
  Net change in unrealized appreciation. . . . . . . . . .      18,830,798
                                                              ------------
 NET REALIZED AND UNREALIZED GAIN  . . . . . . . . . . . .      26,817,418
                                                              ------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS  . .    $ 52,410,553
                                                              ============





STATEMENT OF CHANGES IN NET ASSETS
                                                   YEAR ENDED DECEMBER 31,
                                                 ---------------------------
                                                     2002            2001
                                                 -------------  ---------------
 INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
 Net investment income. . . . . . . . . . . .    $ 25,593,135    $ 17,186,527
 Net realized gain on investments. . . . . . .      7,986,620      10,343,037
 Net change in unrealized appreciation
  (depreciation) on investments. . . . . . . .     18,830,798      (3,395,678)
                                                 ------------    ------------
 NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS. . . . . . . . . . . . . . . . .      52,410,553      24,133,886
                                                 ------------    ------------
 DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income
 Class IA. . . . . . . . . . . . . . . . . . .         (4,156)             --
 Class IB. . . . . . . . . . . . . . . . . . .    (26,373,237)    (17,293,033)
                                                 ------------    ------------
                                                  (26,377,393)    (17,293,033)
                                                 ------------    ------------
 Distributions from net realized capital gains
 Class IA. . . . . . . . . . . . . . . . . . .         (1,598)             --
 Class IB. . . . . . . . . . . . . . . . . . .    (10,321,122)     (5,016,673)
                                                 ------------    ------------
                                                  (10,322,720)     (5,016,673)
                                                 ------------    ------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS . . . . . .    (36,700,113)    (22,309,706)
                                                 ------------    ------------
 CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IA*
 Capital shares sold [ 11,212 and 0 shares,
  respectively ]. . . . . . . . . . . . . . .         121,667              --
 Capital shares issued in reinvestment of
  dividends and distributions [ 517 and 0
  shares, respectively ]. . . . . . . . . . .           5,754              --
 Capital shares repurchased [ (14) and 0
  shares, respectively ]. . . . . . . . . . .            (155)             --
                                                 ------------    ------------
 Total Class IA transactions. . . . . . . . .         127,266              --
                                                 ------------    ------------
 CLASS IB
 Capital shares sold [ 30,487,107 and
  21,024,831 shares, respectively ]. . . . . .    343,947,783     231,734,807
 Capital shares issued in reinvestment of
  dividends and distributions [ 3,294,384 and
  2,085,019 shares,
  respectively ]. . . . . . . . . . . . . . .      36,694,359      22,309,706
 Capital shares repurchased [ (5,013,910) and
  (5,486,121) shares, respectively ]. . . . .     (56,944,121)    (60,729,131)
                                                 ------------    ------------
 Total Class IB transactions. . . . . . . . .     323,698,021     193,315,382
                                                 ------------    ------------
 NET INCREASE IN NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS . . . . . . . . .    323,825,287     193,315,382
                                                 ------------    ------------
 TOTAL INCREASE IN NET ASSETS . . . . . . . . .   339,535,727     195,139,562
 NET ASSETS:
 Beginning of year. . . . . . . . . . . . . .     429,055,978     233,916,416
                                                 ------------    ------------
 End of year (a). . . . . . . . . . . . . . .    $768,591,705    $429,055,978
                                                 ============    ============
 -----------
 (a)  Includes accumulated undistributed
  (overdistributed) net investment income of.    $    227,641    $     (2,302)
                                                 ------------    ------------
 *     Class IA commenced operations on March
  25, 2002.




                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/LAZARD SMALL CAP VALUE PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
 ASSETS
 Investments at value (Cost $315,781,948) (Note 1) . .    $298,316,035
 Short-term investments held as collateral
  for loaned securities. . . . . . . . . . . . . . . .      25,918,810
 Receivable from Separate Accounts for Trust shares
  sold . . . . . . . . . . . . . . . . . . . . . . . .         795,534
 Dividends, interest and other receivables . . . . . .         472,638
 Receivable for securities sold. . . . . . . . . . . .          25,924
 Other assets. . . . . . . . . . . . . . . . . . . . .          35,194
                                                          ------------
  Total assets . . . . . . . . . . . . . . . . . . . .     325,564,135
                                                          ------------
 LIABILITIES
 Collateral held for loaned securities . . . . . . . .      25,918,810
 Payable for securities purchased. . . . . . . . . . .       1,177,391
 Investment management fees payable. . . . . . . . . .         186,211
 Distribution fees payable - Class IB. . . . . . . . .          60,733
 Payable to Separate Accounts for Trust shares redeemed         59,284
 Payable to custodian. . . . . . . . . . . . . . . . .          17,499
 Administrative fees payable . . . . . . . . . . . . .          11,928
 Trustees' fees payable. . . . . . . . . . . . . . . .           4,429
 Recoupment fees payable . . . . . . . . . . . . . . .           2,775
 Accrued expenses (Note 1) . . . . . . . . . . . . . .          33,381
                                                          ------------
  Total liabilities. . . . . . . . . . . . . . . . . .      27,472,441
                                                          ------------
 NET ASSETS  . . . . . . . . . . . . . . . . . . . . .    $298,091,694
                                                          ============
 Net assets were comprised of:
 Paid in capital . . . . . . . . . . . . . . . . . . .    $324,822,490
 Accumulated undistributed net investment income . . .          91,859
 Accumulated undistributed net realized loss . . . . .      (9,356,742)
 Unrealized depreciation on investments. . . . . . . .     (17,465,913)
                                                          ------------
  Net assets . . . . . . . . . . . . . . . . . . . . .    $298,091,694
                                                          ============
 CLASS IA
 Net asset value, offering and redemption price per
  share, $57,290 / 5,870 shares outstanding (unlimited
  amount authorized: $0.01 par value) (Note 1) . . . .    $       9.76
                                                          ============
 CLASS IB
 Net asset value, offering and redemption price per
  share, $298,034,404 / 30,494,070 shares outstanding
  (unlimited amount authorized: $0.01 par value) (Note
  1) . . . . . . . . . . . . . . . . . . . . . . . . .    $       9.77
                                                          ============
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
 INVESTMENT INCOME (NOTE 1)
 Dividends . . . . . . . . . . . . . . . . . . . . . .    $  3,233,346
 Interest. . . . . . . . . . . . . . . . . . . . . . .         269,014
 Securities lending (net). . . . . . . . . . . . . . .          37,051
                                                          ------------
  Total income . . . . . . . . . . . . . . . . . . . .       3,539,411
                                                          ------------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
 Investment management fees. . . . . . . . . . . . . .       1,807,344
 Distribution fees - Class IB. . . . . . . . . . . . .         602,416
 Administrative fees . . . . . . . . . . . . . . . . .          93,799
 Printing and mailing expenses . . . . . . . . . . . .          62,681
 Professional fees . . . . . . . . . . . . . . . . . .          45,215
 Custodian fees. . . . . . . . . . . . . . . . . . . .          34,410
 Amortization of deferred organizational expense . . .           6,234
 Trustees' fees. . . . . . . . . . . . . . . . . . . .           5,430
 Miscellaneous . . . . . . . . . . . . . . . . . . . .           5,678
                                                          ------------
  Gross expenses . . . . . . . . . . . . . . . . . . .       2,663,207
 Less:   Waiver of investment management fees
    (Note 6) . . . . . . . . . . . . . . . . . . . . .         (12,609)
            Fees paid indirectly (Note 1). . . . . . .         (92,200)
                                                          ------------
  Net expenses . . . . . . . . . . . . . . . . . . . .       2,558,398
                                                          ------------
 NET INVESTMENT INCOME . . . . . . . . . . . . . . . .         981,013
                                                          ------------
 REALIZED AND UNREALIZED LOSS (NOTE 1)
 Realized loss on securities . . . . . . . . . . . . .      (8,622,299)
 Change in unrealized depreciation on securities . . .     (34,787,594)
                                                         -------------
 NET REALIZED AND UNREALIZED LOSS  . . . . . . . . . .     (43,409,893)
                                                          ------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS     $(42,428,880)
                                                          ============





STATEMENT OF CHANGES IN NET ASSETS
                                                   YEAR ENDED DECEMBER 31,
                                                 ---------------------------
                                                     2002            2001
                                                 -------------  ---------------
 INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
 Net investment income. . . . . . . . . . . .    $    981,013    $    722,952
 Net realized gain (loss) on investments. . .      (8,622,299)     16,233,100
 Net change in unrealized appreciation
  (depreciation) on investments. . . . . . . .    (34,787,594)      6,541,069
                                                 ------------    ------------
 NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS . . . . . . . . . .   (42,428,880)     23,497,121
                                                 ------------    ------------
 DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income
 Class IA. . . . . . . . . . . . . . . . . . .           (232)             --
 Class IB. . . . . . . . . . . . . . . . . . .       (645,485)       (518,590)
                                                 ------------    ------------
                                                     (645,717)       (518,590)
                                                 ------------    ------------
 Distributions from net realized capital gains
 Class IB. . . . . . . . . . . . . . . . . . .     (3,369,362)    (14,525,438)
                                                 ------------    ------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS . . . . . .     (4,015,079)    (15,044,028)
                                                 ------------    ------------
 CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IA*
 Capital shares sold [5,850 and 0 shares,
  respectively]. . . . . . . . . . . . . . . .         55,683              --
 Capital shares issued in reinvestment of
  dividends and distributions [24 and 0 shares,
  respectively]. . . . . . . . . . . . . . . .            232              --
 Capital shares repurchased [(4) and 0 shares,
  respectively ]. . . . . . . . . . . . . . .             (46)             --
                                                 ------------    ------------
 Total Class IA transactions. . . . . . . . .          55,869              --
                                                 ------------    ------------
 CLASS IB
 Capital shares sold [19,478,082 and 6,731,889
  shares, respectively ]. . . . . . . . . . .     213,398,889      75,538,557
 Capital shares issued in reinvestment of
  dividends and distributions [366,110 and
  1,341,568 shares, respectively ]. . . . . .       4,014,847      15,044,028
 Capital shares repurchased [(4,554,716) and
  (2,853,131) shares, respectively ]. . . . .     (48,100,617)    (31,301,762)
                                                 ------------    ------------
 Total Class IB transactions. . . . . . . . .     169,313,119      59,280,823
                                                 ------------    ------------
 NET INCREASE IN NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS . . . . . . . . .    169,368,988      59,280,823
                                                 ------------    ------------
 TOTAL INCREASE IN NET ASSETS . . . . . . . . .   122,925,029      67,733,916
 NET ASSETS:
 Beginning of year. . . . . . . . . . . . . .     175,166,665     107,432,749
                                                 ------------    ------------
 End of year (a). . . . . . . . . . . . . . .    $298,091,694    $175,166,665
                                                 ============    ============
 -----------
 (a)  Includes accumulated undistributed net
  investment income of. . . . . . . . . . . .    $     91,859    $    147,670
                                                 ------------    ------------
 *     Class IA commenced operations on October
  2, 2002.




                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/MARSICO FOCUS PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
 ASSETS
 Investments at value (Cost $208,699,871) (Note 1). .    $201,863,587
 Cash (Foreign Cash $62). . . . . . . . . . . . . . .              62
 Short-term investments held as collateral for loaned
  securities. . . . . . . . . . . . . . . . . . . . .      19,640,975
 Receivable from Separate Accounts for Trust shares
  sold. . . . . . . . . . . . . . . . . . . . . . . .       1,849,690
 Receivable for securities sold . . . . . . . . . . .         610,676
 Dividends, interest and other receivables. . . . . .          54,332
 Other assets . . . . . . . . . . . . . . . . . . . .          14,016
                                                         ------------
  Total assets. . . . . . . . . . . . . . . . . . . .     224,033,338
                                                         ------------
 LIABILITIES
 Collateral held for loaned securities. . . . . . . .      19,640,975
 Payable for securities purchased . . . . . . . . . .         505,905
 Investment management fees payable . . . . . . . . .         124,823
 Distribution fees payable - Class IB . . . . . . . .          40,590
 Payable to custodian . . . . . . . . . . . . . . . .          11,362
 Administrative fees payable. . . . . . . . . . . . .           7,400
 Trustees' fees payable . . . . . . . . . . . . . . .           1,442
 Payable to Separate Accounts for Trust shares
  redeemed. . . . . . . . . . . . . . . . . . . . . .             142
 Accrued expenses (Note 1). . . . . . . . . . . . . .          27,557
                                                         ------------
  Total liabilities . . . . . . . . . . . . . . . . .      20,360,196
                                                         ------------
 NET ASSETS . . . . . . . . . . . . . . . . . . . . .    $203,673,142
                                                         ============
 Net assets were comprised of:
 Paid in capital. . . . . . . . . . . . . . . . . . .    $218,073,726
 Accumulated overdistributed net investment income. .            (273)
 Accumulated undistributed net realized loss. . . . .      (7,564,213)
 Unrealized depreciation on investments . . . . . . .      (6,836,098)
                                                         ------------
  Net assets. . . . . . . . . . . . . . . . . . . . .    $203,673,142
                                                         ============
 CLASS IA
 Net asset value, offering and redemption price per
  share, $77,087 / 7,654 shares outstanding (unlimited
  amount authorized: $0.01 par value) (Note 1). . . .    $      10.07
                                                         ============
 CLASS IB
 Net asset value, offering and redemption price per
  share, $203,596,055 / 20,223,403 shares outstanding
  (unlimited amount authorized: $0.01 par value) (Note
  1). . . . . . . . . . . . . . . . . . . . . . . . .    $      10.07
                                                         ============
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
 INVESTMENT INCOME (NOTE 1)
 Dividends (net of $2,885 foreign withholding tax). .    $    340,291
 Interest . . . . . . . . . . . . . . . . . . . . . .         256,755
 Securities lending (net) . . . . . . . . . . . . . .          10,244
                                                         ------------
  Total income. . . . . . . . . . . . . . . . . . . .         607,290
                                                         ------------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
 Investment management fees . . . . . . . . . . . . .         695,167
 Distribution fees - Class IB . . . . . . . . . . . .         193,069
 Administrative fees. . . . . . . . . . . . . . . . .          50,350
 Professional fees. . . . . . . . . . . . . . . . . .          31,309
 Printing and mailing expenses. . . . . . . . . . . .          27,759
 Custodian fees . . . . . . . . . . . . . . . . . . .          21,471
 Trustees' fees . . . . . . . . . . . . . . . . . . .           2,149
 Miscellaneous. . . . . . . . . . . . . . . . . . . .           2,515
                                                         ------------
  Gross expenses. . . . . . . . . . . . . . . . . . .       1,023,789
 Less:   Waiver of investment management fees
    (Note 6). . . . . . . . . . . . . . . . . . . . .        (135,620)
            Fees paid indirectly (Note 1) . . . . . .         (36,292)
                                                         ------------
  Net expenses. . . . . . . . . . . . . . . . . . . .         851,877
                                                         ------------
 NET INVESTMENT LOSS  . . . . . . . . . . . . . . . .        (244,587)
                                                         ------------
 REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 1)
 Realized gain (loss) on:
 Securities . . . . . . . . . . . . . . . . . . . . .      (7,558,645)
 Foreign currency transactions. . . . . . . . . . . .          18,644
                                                         ------------
  Net realized loss . . . . . . . . . . . . . . . . .      (7,540,001)
                                                         ------------
 Change in unrealized appreciation (depreciation) on:
 Securities . . . . . . . . . . . . . . . . . . . . .      (7,251,606)
 Foreign currency translations. . . . . . . . . . . .             186
                                                         ------------
  Net change in unrealized depreciation . . . . . . .      (7,251,420)
                                                         ------------
 NET REALIZED AND UNREALIZED LOSS . . . . . . . . . .     (14,791,421)
                                                         ------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS    $(15,036,008)
                                                         ============





STATEMENT OF CHANGES IN NET ASSETS
                                                    YEAR ENDED     AUGUST 31,
                                                   DECEMBER 31,      2001* TO
                                                       2002         DECEMBER
                                                   -------------    31, 2001
                                                                  -------------

                                                   -------------  -------------
 INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
 Net investment loss. . . . . . . . . . . . . .    $   (244,587)   $   (1,917)
 Net realized gain (loss) on investments and
  foreign currency transactions. . . . . . . . .     (7,540,001)       38,397
 Net change in unrealized appreciation
  (depreciation) on investments and foreign
  currency translations. . . . . . . . . . . . .     (7,251,420)      415,322
                                                   ------------    ----------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS . . . . . . . . . . . . . . . .   (15,036,008)      451,802
                                                   ------------    ----------
 DIVIDENDS AND DISTRIBUTIONS:
 Distributions from net realized capital gains
 Class IB. . . . . . . . . . . . . . . . . . . .        (44,444)           --
                                                   ------------    ----------
 CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IA**
 Capital shares sold [7,687 and 0 shares,
  respectively]. . . . . . . . . . . . . . . . .         79,903            --
 Capital shares repurchased [(33) and 0 shares,
  respectively]. . . . . . . . . . . . . . . . .           (344)           --
                                                   ------------    ----------
 Total Class IA transactions. . . . . . . . . .          79,559            --
                                                   ------------    ----------
 CLASS IB
 Capital shares sold [22,773,820 and 883,641
  shares, respectively]. . . . . . . . . . . . .    246,083,979     9,604,071
 Capital shares issued in reinvestment of
  dividends and distributions [3,793 and 0
  shares, respectively]. . . . . . . . . . . . .         44,444            --
 Capital shares repurchased [(3,369,641) and
  (68,210) shares, respectively]. . . . . . . .     (36,746,175)     (764,086)
                                                   ------------    ----------
 Total Class IB transactions. . . . . . . . . .     209,382,248     8,839,985
                                                   ------------    ----------
 NET INCREASE IN NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS . . . . . . . . . .    209,461,807     8,839,985
                                                   ------------    ----------
 TOTAL INCREASE IN NET ASSETS . . . . . . . . . .   194,381,355     9,291,787
 NET ASSETS:
 Beginning of year. . . . . . . . . . . . . . .       9,291,787            --
                                                   ------------    ----------
 End of year (a). . . . . . . . . . . . . . . .    $203,673,142    $9,291,787
                                                   ============    ==========
 -----------
 (a)  Includes accumulated undistributed
  (overdistributed) net investment income of. .    $      (273)    $      106
                                                   ------------    ----------
 *     Class IB commenced operations on August
  31, 2001.
 **   Class IA commenced operations on October 2,
  2002.




                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/MERCURY BASIC VALUE EQUITY PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
 ASSETS
 Investments at value (Cost $788,597,811) (Note 1) . .    $ 702,174,251
 Short-term investments held as collateral for loaned
  securities . . . . . . . . . . . . . . . . . . . . .       22,544,500
 Receivable from Separate Accounts for Trust shares
  sold . . . . . . . . . . . . . . . . . . . . . . . .        1,442,926
 Dividends, interest and other receivables . . . . . .          956,244
 Other assets. . . . . . . . . . . . . . . . . . . . .           20,725
                                                          -------------
  Total assets . . . . . . . . . . . . . . . . . . . .      727,138,646
                                                          -------------
 LIABILITIES
 Payable for securities purchased. . . . . . . . . . .       22,776,207
 Collateral held for loaned securities . . . . . . . .       22,544,500
 Payable to Separate Accounts for Trust shares redeemed         521,646
 Investment management fees payable. . . . . . . . . .          352,166
 Distribution fees payable - Class IB. . . . . . . . .          141,143
 Recoupment fees payable . . . . . . . . . . . . . . .           46,297
 Administrative fees payable . . . . . . . . . . . . .           24,086
 Trustees' fees payable. . . . . . . . . . . . . . . .           16,483
 Payable to custodian. . . . . . . . . . . . . . . . .           13,543
 Accrued expenses (Note 1) . . . . . . . . . . . . . .           72,885
                                                          -------------
  Total liabilities. . . . . . . . . . . . . . . . . .       46,508,956
                                                          -------------
 NET ASSETS  . . . . . . . . . . . . . . . . . . . . .    $ 680,629,690
                                                          =============
 Net assets were comprised of:
 Paid in capital . . . . . . . . . . . . . . . . . . .    $ 799,639,356
 Accumulated overdistributed net investment income . .           (2,628)
 Accumulated undistributed net realized loss . . . . .      (32,583,478)
 Unrealized depreciation on investments. . . . . . . .      (86,423,560)
                                                          -------------
  Net assets . . . . . . . . . . . . . . . . . . . . .    $ 680,629,690
                                                          =============
 CLASS IA
 Net asset value, offering and redemption price per
  share, $70,590 / 6,266 shares outstanding (unlimited
  amount authorized: $0.01 par value) (Note 1) . . . .    $       11.27
                                                          =============
 CLASS IB
 Net asset value, offering and redemption price per
  share, $680,559,100 / 60,305,747 shares outstanding
  (unlimited amount authorized: $0.01 par value) (Note
  1) . . . . . . . . . . . . . . . . . . . . . . . . .    $       11.29
                                                          =============
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
 INVESTMENT INCOME (NOTE 1)
 Dividends (net of $41,358 foreign withholding tax). .    $   9,802,395
 Interest  . . . . . . . . . . . . . . . . . . . . . .          947,098
 Securities lending (net). . . . . . . . . . . . . . .           59,092
                                                          -------------
  Total income . . . . . . . . . . . . . . . . . . . .       10,808,585
                                                          -------------
 EXPENSES (NOTES 1, 2, 3, 4, 5, 6 AND 7)
 Investment management fees. . . . . . . . . . . . . .        3,888,716
 Distribution fees - Class IB. . . . . . . . . . . . .        1,620,264
 Administrative fees . . . . . . . . . . . . . . . . .          209,366
 Recoupment fees . . . . . . . . . . . . . . . . . . .          182,139
 Printing and mailing expenses . . . . . . . . . . . .          147,221
 Custodian fees. . . . . . . . . . . . . . . . . . . .           35,691
 Professional fees . . . . . . . . . . . . . . . . . .           35,546
 Trustees' fees. . . . . . . . . . . . . . . . . . . .           14,118
 Amortization of deferred organizational expense . . .            2,083
 Miscellaneous . . . . . . . . . . . . . . . . . . . .           21,761
                                                          -------------
  Gross expenses . . . . . . . . . . . . . . . . . . .        6,156,905
 Less:  Fees paid indirectly (Note 1). . . . . . . . .          (72,169)
                                                          -------------
  Net expenses . . . . . . . . . . . . . . . . . . . .        6,084,736
                                                          -------------
 NET INVESTMENT INCOME . . . . . . . . . . . . . . . .        4,723,849
                                                          -------------
 REALIZED AND UNREALIZED LOSS (NOTE 1)
 Realized loss on securities . . . . . . . . . . . . .      (25,078,423)
 Net change in depreciation on securities. . . . . . .     (102,818,065)
                                                          -------------
 NET REALIZED AND UNREALIZED LOSS  . . . . . . . . . .     (127,896,488)
                                                          -------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS     $(123,172,639)
                                                          =============





STATEMENT OF CHANGES IN NET ASSETS
                                                  YEAR ENDED DECEMBER 31,
                                                ----------------------------
                                                    2002             2001
                                                --------------  ---------------
 INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
 Net investment income. . . . . . . . . . . .   $   4,723,849    $  4,184,891
 Net realized gain (loss) on investments. . .     (25,078,423)     18,897,690
 Net change in unrealized appreciation
  (depreciation) on investments. . . . . . .     (102,818,065)      5,047,229
                                                -------------    ------------
 NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS . . . . . . . . .    (123,172,639)     28,129,810
                                                -------------    ------------
 DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income
 Class IA. . . . . . . . . . . . . . . . . .             (552)             --
 Class IB. . . . . . . . . . . . . . . . . .       (4,804,113)     (4,123,500)
                                                -------------    ------------
                                                   (4,804,665)     (4,123,500)
                                                -------------    ------------
 Distributions from net realized capital gains
 Class IB. . . . . . . . . . . . . . . . . .       (6,748,245)    (28,038,484)
                                                -------------    ------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS . . . . . .    (11,552,910)    (32,161,984)
                                                -------------    ------------
 CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IA*
 Capital shares sold [ 6,224 and 0 shares,
  respectively ]. . . . . . . . . . . . . . .          65,966              --
 Capital shares issued in reinvestment of
  dividends and distributions [ 49 and 0
  shares, respectively ]. . . . . . . . . . .             552              --
 Capital shares repurchased [ (7) and 0
  shares, respectively ]. . . . . . . . . . .             (81)             --
                                                -------------    ------------
 Total Class IA transactions. . . . . . . . .          66,437              --
                                                -------------    ------------
 CLASS IB
 Capital shares sold [ 20,835,355 and
  15,945,389 shares, respectively ]. . . . .      260,063,964     221,520,703
 Capital shares issued in reinvestment of
  dividends and distributions [ 946,211 and
  2,337,274 shares, respectively ]. . . . . .      11,552,358      32,161,984
 Capital shares repurchased [ (5,993,777) and
  (2,074,289) shares, respectively ]. . . . .     (69,477,973)    (28,534,832)
                                                -------------    ------------
 Total Class IB transactions. . . . . . . . .     202,138,349     225,147,855
                                                -------------    ------------
 NET INCREASE  IN NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS . . . . . . . . .    202,204,786     225,147,855
                                                -------------    ------------
 TOTAL INCREASE  IN NET ASSETS . . . . . . . .     67,479,237     221,115,681
 NET ASSETS:
 Beginning of year. . . . . . . . . . . . . .     613,150,453     392,034,772
                                                -------------    ------------
 End of year (a). . . . . . . . . . . . . . .   $ 680,629,690    $613,150,453
                                                =============    ============
 -----------
 (a)  Includes accumulated undistributed
  (overdistributed) net investment income of.   $      (2,628)   $     67,678
                                                -------------    ------------
 *     Class IA commenced operations on
  October 2, 2002.




                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/MFS EMERGING GROWTH COMPANIES PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
 ASSETS
 Investments at value (Cost $867,503,556) (Note 1).    $   784,771,806
 Short-term investments held as collateral for
  loaned securities . . . . . . . . . . . . . . . .         35,967,833
 Receivable for securities sold . . . . . . . . . .          2,273,529
 Receivable from Separate Accounts for Trust shares
  sold. . . . . . . . . . . . . . . . . . . . . . .            670,091
 Dividends, interest and other receivables. . . . .            555,972
 Other assets . . . . . . . . . . . . . . . . . . .             29,960
                                                       ---------------
  Total assets. . . . . . . . . . . . . . . . . . .        824,269,191
                                                       ---------------
 LIABILITIES
 Collateral held for loaned securities. . . . . . .         35,967,833
 Payable for securities purchased . . . . . . . . .          5,644,044
 Payable to Separate Accounts for Trust shares
  redeemed. . . . . . . . . . . . . . . . . . . . .          1,162,289
 Investment management fees payable . . . . . . . .            462,218
 Distribution fees payable - Class IB . . . . . . .            150,601
 Payable to custodian . . . . . . . . . . . . . . .             59,002
 Administrative fees payable. . . . . . . . . . . .             55,936
 Trustees' fees payable . . . . . . . . . . . . . .             29,996
 Accrued expenses (Note 1). . . . . . . . . . . . .             93,331
                                                       ---------------
  Total liabilities . . . . . . . . . . . . . . . .         43,625,250
                                                       ---------------
 NET ASSETS . . . . . . . . . . . . . . . . . . . .    $   780,643,941
                                                       ===============
 Net assets were comprised of:
 Paid in capital. . . . . . . . . . . . . . . . . .    $ 1,969,839,092
 Accumulated overdistributed net investment income.            (25,607)
 Accumulated undistributed net realized loss. . . .     (1,106,438,359)
 Unrealized depreciation on investments . . . . . .        (82,731,185)
                                                       ---------------
  Net assets. . . . . . . . . . . . . . . . . . . .    $   780,643,941
                                                       ===============
 CLASS IA
 Net asset value, offering and redemption price per
  share, $22,610,684 / 2,483,603 shares outstanding
  (unlimited amount authorized: $0.01 par value)
  (Note 1). . . . . . . . . . . . . . . . . . . . .    $          9.10
                                                       ===============
 CLASS IB
 Net asset value, offering and redemption price per
  share, $758,033,257 / 84,232,401 shares
  outstanding (unlimited amount authorized: $0.01
  par value) (Note 1) . . . . . . . . . . . . . . .    $          9.00
                                                       ===============
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
 INVESTMENT INCOME (NOTE 1)
 Dividends (net of $16,865 foreign withholding tax)    $     5,098,877
 Interest . . . . . . . . . . . . . . . . . . . . .            589,106
 Securities lending (net) . . . . . . . . . . . . .            151,765
                                                       ---------------
  Total income. . . . . . . . . . . . . . . . . . .          5,839,748
                                                       ---------------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
 Investment management fees . . . . . . . . . . . .          6,685,837
 Distribution fees - Class IB . . . . . . . . . . .          2,499,010
 Administrative fees. . . . . . . . . . . . . . . .            387,015
 Printing and mailing expenses. . . . . . . . . . .            292,653
 Custodian fees . . . . . . . . . . . . . . . . . .            116,847
 Professional fees. . . . . . . . . . . . . . . . .             36,451
 Trustees' fees . . . . . . . . . . . . . . . . . .             21,433
 Amortization of deferred organizational expense. .              3,053
 Miscellaneous. . . . . . . . . . . . . . . . . . .             24,084
                                                       ---------------
  Gross expenses. . . . . . . . . . . . . . . . . .         10,066,383
 Less: Fees paid indirectly (Note 1). . . . . . . .           (178,454)
                                                       ---------------
  Net expenses. . . . . . . . . . . . . . . . . . .          9,887,929
                                                       ---------------
 NET INVESTMENT LOSS  . . . . . . . . . . . . . . .         (4,048,181)
                                                       ---------------
 REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 1) . . .
 Realized gain (loss) on:
 Securities . . . . . . . . . . . . . . . . . . . .       (365,990,150)
 Foreign currency transactions. . . . . . . . . . .              2,047
                                                       ---------------
  Net realized loss . . . . . . . . . . . . . . . .       (365,988,103)
                                                       ---------------
 Change in unrealized appreciation (depreciation)
  on:
 Securities . . . . . . . . . . . . . . . . . . . .        (90,149,184)
 Foreign currency translations. . . . . . . . . . .                222
                                                       ---------------
  Net change in unrealized depreciation . . . . . .        (90,148,962)
                                                       ---------------
 NET REALIZED AND UNREALIZED LOSS . . . . . . . . .       (456,137,065)
                                                       ---------------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS . . . . . . . . . . . . . . . . . . . .    $  (460,185,246)
                                                       ===============









STATEMENT OF CHANGES IN NET ASSETS
                                                 YEAR ENDED DECEMBER 31,
                                             -------------------------------
                                                  2002              2001
                                             ---------------  -----------------
 DECREASE IN NET ASSETS FROM OPERATIONS:
 Net investment loss. . . . . . . . . . .    $   (4,048,181)   $   (3,551,264)
 Net realized loss on investments. . . . .     (365,988,103)     (586,175,688)
 Net change in unrealized depreciation on
  investments. . . . . . . . . . . . . . .      (90,148,962)     (174,329,808)
                                             --------------    --------------
 NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS. . . . . . . . . . . . . . .      (460,185,246)     (764,056,760)
                                             --------------    --------------
 DIVIDENDS AND DISTRIBUTIONS:
 Distributions from net realized capital
  gains
 Class IA. . . . . . . . . . . . . . . . .               --           (12,401)
 Class IB. . . . . . . . . . . . . . . . .               --          (371,285)
                                             --------------    --------------
                                                         --          (383,686)
                                             --------------    --------------
 CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IA
 Capital shares sold [ 2,827,670 and
  1,728,031 shares, respectively ]. . . .        33,158,643        24,850,275
 Capital shares issued in reinvestment of
  dividends and distributions [ 0 and 771
  shares, respectively ]. . . . . . . . .                --            12,401
 Capital shares repurchased [ (3,520,783)
  and (2,038,023) shares, respectively ].       (40,203,258)      (29,070,342)
                                             --------------    --------------
 Total Class IA transactions. . . . . . .        (7,044,615)       (4,207,666)
                                             --------------    --------------
 CLASS IB
 Capital shares sold [ 26,277,017 and
  44,731,154 shares, respectively ]. . . .      291,564,029       693,710,970
 Capital shares issued in reinvestment of
  dividends and distributions [ 0 and
  23,249 shares, respectively ]. . . . . .               --           371,285
 Capital shares repurchased [ (41,552,192)
  and (48,340,408) shares, respectively ].     (450,884,286)     (733,640,457)
                                             --------------    --------------
 Total Class IB transactions. . . . . . .      (159,320,257)      (39,558,202)
                                             --------------    --------------
 NET DECREASE IN NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS . . . . . . .     (166,364,872)      (43,765,868)
                                             --------------    --------------
 TOTAL DECREASE IN NET ASSETS . . . . . . .    (626,550,118)     (808,206,314)
 NET ASSETS:
 Beginning of year. . . . . . . . . . . .     1,407,194,059     2,215,400,373
                                             --------------    --------------
 End of year (a). . . . . . . . . . . . .    $  780,643,941    $1,407,194,059
                                             ==============    ==============
 -----------
 (a)  Includes accumulated overdistributed
  net investment income of. . . . . . . .    $      (25,607)   $      (21,500)
                                             --------------    --------------




                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/MFS INVESTORS TRUST PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
 ASSETS
 Investments at value (Cost $228,332,455) (Note 1). .    $208,779,244
 Cash (Foreign Cash $944) . . . . . . . . . . . . . .             944
 Short-term investments held as collateral for loaned
  securities. . . . . . . . . . . . . . . . . . . . .      12,431,165
 Dividends, interest and other receivables. . . . . .         280,919
 Receivable from Separate Accounts for Trust shares
  sold. . . . . . . . . . . . . . . . . . . . . . . .         184,792
 Receivable for securities sold . . . . . . . . . . .         131,006
 Other assets . . . . . . . . . . . . . . . . . . . .           5,930
                                                         ------------
  Total assets. . . . . . . . . . . . . . . . . . . .     221,814,000
                                                         ------------
 LIABILITIES
 Collateral held for loaned securities. . . . . . . .      12,431,165
 Payable for securities purchased . . . . . . . . . .       7,918,829
 Investment management fees payable . . . . . . . . .         108,606
 Distribution fees payable - Class IB . . . . . . . .          38,572
 Payable to Separate Accounts for Trust shares
  redeemed. . . . . . . . . . . . . . . . . . . . . .          33,903
 Payable to custodian . . . . . . . . . . . . . . . .          22,935
 Administrative fees payable. . . . . . . . . . . . .           7,757
 Recoupment fees payable. . . . . . . . . . . . . . .           4,476
 Trustees' fees payable . . . . . . . . . . . . . . .           3,643
 Accrued expenses (Note 1). . . . . . . . . . . . . .          24,340
                                                         ------------
  Total liabilities . . . . . . . . . . . . . . . . .      20,594,226
                                                         ------------
 NET ASSETS . . . . . . . . . . . . . . . . . . . . .    $201,219,774
                                                         ============
 Net assets were comprised of:
 Paid in capital. . . . . . . . . . . . . . . . . . .    $292,530,781
 Accumulated undistributed net investment income. . .          12,745
 Accumulated undistributed net realized loss. . . . .     (71,773,584)
 Unrealized depreciation on investments . . . . . . .     (19,550,168)
                                                         ------------
  Net assets. . . . . . . . . . . . . . . . . . . . .    $201,219,774
                                                         ============
 CLASS IA
 Net asset value, offering and redemption price per
  share, $78,809 / 11,197 shares outstanding
  (unlimited amount authorized: $0.01 par value) (Note
  1). . . . . . . . . . . . . . . . . . . . . . . . .    $       7.04
                                                         ============
 CLASS IB
 Net asset value, offering and redemption price per
  share, $201,140,965 / 28,557,973 shares outstanding
  (unlimited amount authorized: $0.01 par value) (Note
  1). . . . . . . . . . . . . . . . . . . . . . . . .    $       7.04
                                                         ============
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
 INVESTMENT INCOME (NOTE 1)
 Dividends (net of $8,057 foreign withholding tax). .    $  3,060,138
 Interest . . . . . . . . . . . . . . . . . . . . . .         142,485
 Securities lending (net) . . . . . . . . . . . . . .          10,303
                                                         ------------
  Total income. . . . . . . . . . . . . . . . . . . .       3,212,926
                                                         ------------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
 Investment management fees . . . . . . . . . . . . .       1,311,668
 Distribution fees - Class IB . . . . . . . . . . . .         546,365
 Administrative fees. . . . . . . . . . . . . . . . .          91,117
 Custodian fees . . . . . . . . . . . . . . . . . . .          53,285
 Professional fees. . . . . . . . . . . . . . . . . .          47,304
 Printing and mailing expenses. . . . . . . . . . . .          39,329
 Trustees' fees . . . . . . . . . . . . . . . . . . .           4,614
 Miscellaneous. . . . . . . . . . . . . . . . . . . .           7,566
                                                         ------------
  Gross expenses. . . . . . . . . . . . . . . . . . .       2,101,248
 Less:  Waiver of investment management fees
    (Note 6). . . . . . . . . . . . . . . . . . . . .         (24,606)
            Fees paid indirectly (Note 1) . . . . . .         (25,085)
                                                         ------------
  Net expenses. . . . . . . . . . . . . . . . . . . .       2,051,557
                                                         ------------
 NET INVESTMENT INCOME  . . . . . . . . . . . . . . .       1,161,369
                                                         ------------
 REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 1)
 Realized loss on:
 Securities . . . . . . . . . . . . . . . . . . . . .     (32,560,417)
 Foreign currency transactions. . . . . . . . . . . .          (6,919)
                                                         ------------
  Net realized loss . . . . . . . . . . . . . . . . .     (32,567,336)
                                                         ------------
 Change in unrealized appreciation (depreciation) on:
 Securities . . . . . . . . . . . . . . . . . . . . .     (21,702,196)
 Foreign currency translations. . . . . . . . . . . .           2,941
                                                         ------------
  Net change in unrealized depreciation . . . . . . .     (21,699,255)
                                                         ------------
 NET REALIZED AND UNREALIZED LOSS . . . . . . . . . .     (54,266,591)
                                                         ------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS    $(53,105,222)
                                                         ============

STATEMENT OF CHANGES IN NET ASSETS
                                                   YEAR ENDED DECEMBER 31,
                                                 ---------------------------
                                                     2002            2001
                                                 -------------  ---------------
 INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
 Net investment income. . . . . . . . . . . .    $  1,161,369    $  1,104,849
 Net realized loss on investments and foreign
  currency transactions. . . . . . . . . . . .    (32,567,336)    (34,856,047)
 Net change in unrealized depreciation on
  investments and foreign currency translations   (21,699,255)     (6,412,974)
                                                 ------------    ------------
 NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS. . . . . . . . . . . . . . . . .     (53,105,222)    (40,164,172)
                                                 ------------    ------------
 DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income
 Class IA. . . . . . . . . . . . . . . . . . .           (694)             --
 Class IB. . . . . . . . . . . . . . . . . . .     (1,221,221)     (1,028,975)
                                                 ------------    ------------
                                                   (1,221,915)     (1,028,975)
                                                 ------------    ------------
 CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IA*
 Capital shares sold [ 11,099 and 0 shares,
  respectively ]. . . . . . . . . . . . . . .         100,000              --
 Capital shares issued in reinvestment of
  dividends and distributions [ 98 and 0
  shares, respectively ]. . . . . . . . . . .             694              --
                                                 ------------    ------------
 Total Class IA transactions. . . . . . . . .         100,694              --
                                                 ------------    ------------
 CLASS IB
 Capital shares sold [ 5,750,630 and 7,563,842
  shares, respectively ]. . . . . . . . . . .      44,329,817      72,735,793
 Capital shares issued in reinvestment of
  dividends and distributions [ 171,398 and
  115,327 shares, respectively ]. . . . . . .       1,221,221       1,028,975
 Capital shares repurchased [ (4,566,947) and
  (1,285,100) shares, respectively ]. . . . .     (34,143,159)    (11,611,319)
                                                 ------------    ------------
 Total Class IB transactions. . . . . . . . .      11,407,879      62,153,449
                                                 ------------    ------------
 NET INCREASE IN NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS . . . . . . . . .     11,508,573      62,153,449
                                                 ------------    ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS . . .    (42,818,564)     20,960,302
 NET ASSETS:
 Beginning of year. . . . . . . . . . . . . .     244,038,338     223,078,036
                                                 ------------    ------------
 End of year (a). . . . . . . . . . . . . . .    $201,219,774    $244,038,338
                                                 ============    ============
 -----------
 (a)  Includes accumulated undistributed net
  investment income of. . . . . . . . . . . .    $     12,745    $     77,769
                                                 ------------    ------------
 *     Class IA commenced operations on March
  25, 2002.




                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/MONEY MARKET PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
 ASSETS
 Investments at value (Amortized Cost
  $2,040,504,636)
  (Note 1). . . . . . . . . . . . . . . . . . . . .    $2,040,504,636
 Receivable from Separate Accounts for Trust shares
  sold. . . . . . . . . . . . . . . . . . . . . . .        15,292,024
 Dividends, interest and other receivables. . . . .         1,384,653
 Other assets . . . . . . . . . . . . . . . . . . .            23,261
                                                       --------------
  Total assets. . . . . . . . . . . . . . . . . . .     2,057,204,574
                                                       --------------
 LIABILITIES
 Payable to Separate Accounts for Trust shares
  redeemed. . . . . . . . . . . . . . . . . . . . .        11,832,272
 Investment management fees payable . . . . . . . .           568,824
 Distribution fees payable - Class IB . . . . . . .           253,072
 Trustees' fees payable . . . . . . . . . . . . . .            65,555
 Administrative fees payable. . . . . . . . . . . .            53,110
 Payable to custodian . . . . . . . . . . . . . . .            51,764
 Accrued expenses (Note 1). . . . . . . . . . . . .           246,625
                                                       --------------
  Total liabilities . . . . . . . . . . . . . . . .        13,071,222
                                                       --------------
 NET ASSETS . . . . . . . . . . . . . . . . . . . .     2,044,133,352
                                                       ==============
 Net assets were comprised of:
 Paid in capital. . . . . . . . . . . . . . . . . .    $2,044,242,017
 Accumulated overdistributed net
  investment income . . . . . . . . . . . . . . . .            (2,431)
 Accumulated undistributed net realized loss. . . .          (106,234)
                                                       --------------
  Net assets. . . . . . . . . . . . . . . . . . . .    $2,044,133,352
                                                       ==============
 CLASS IA
 Net asset value, offering and redemption price per
  share, $834,792,384 / 80,446,576 shares
  outstanding (unlimited amount authorized: $0.01
  par value) (Note 1) . . . . . . . . . . . . . . .    $        10.38
                                                       ==============
 CLASS IB
 Net asset value, offering and redemption price per
  share, $1,209,340,968 / 117,162,648 shares
  outstanding (unlimited amount authorized: $0.01
  par value) (Note 1) . . . . . . . . . . . . . . .    $        10.32
                                                       ==============
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
 INVESTMENT INCOME (NOTE 1)
 Interest . . . . . . . . . . . . . . . . . . . . .    $   36,955,010
                                                       --------------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
 Investment management fees . . . . . . . . . . . .         6,480,024
 Distribution fees - Class IB . . . . . . . . . . .         2,806,690
 Administrative fees. . . . . . . . . . . . . . . .           588,885
 Printing and mailing expenses. . . . . . . . . . .           399,619
 Professional fees. . . . . . . . . . . . . . . . .           102,516
 Custodian fees . . . . . . . . . . . . . . . . . .            98,950
 Trustees' fees . . . . . . . . . . . . . . . . . .            46,785
 Miscellaneous. . . . . . . . . . . . . . . . . . .            24,916
                                                       --------------
  Total expenses. . . . . . . . . . . . . . . . . .        10,548,385
                                                       --------------
 NET INVESTMENT INCOME  . . . . . . . . . . . . . .        26,406,625
                                                       --------------
 REALIZED GAIN (NOTE 1)
 Realized gain on securities. . . . . . . . . . . .             8,759
                                                       --------------
 NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS . . . . . . . . . . . . . . . . . . . .    $   26,415,384
                                                       ==============





STATEMENT OF CHANGES IN NET ASSETS
                                               YEAR ENDED DECEMBER  31,
                                           ---------------------------------
                                                      2002               2001
                                           ---------------   ----------------
 INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
 Net investment income. . . . . . . . .    $    26,406,625    $    61,280,573
 Net realized gain (loss) on investments             8,759           (114,993)
 Net change in unrealized depreciation on
  investments. . . . . . . . . . . . . .                --           (578,840)
                                           ---------------    ---------------
 NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS . . . . . . . . . . . .       26,415,384         60,586,740
                                           ---------------    ---------------
 DIVIDENDS:
 Dividends from net investment income
 Class IA. . . . . . . . . . . . . . . .       (12,027,468)       (28,019,686)
 Class IB. . . . . . . . . . . . . . . .       (14,334,567)       (34,048,521)
                                           ---------------    ---------------
 TOTAL DIVIDENDS . . . . . . . . . . . .       (26,362,035)       (62,068,207)
                                           ---------------    ---------------
 CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IA
 Capital shares sold [ 126,635,320 and
  311,710,895 shares, respectively ]. .      1,321,231,057      3,281,762,757
 Capital shares issued in reinvestment of
  dividends [ 1,159,484 and 2,701,995
  shares, respectively ]. . . . . . . .         12,027,468         28,019,686
 Capital shares repurchased [
  (130,336,214) and (317,900,597) shares,
  respectively ]. . . . . . . . . . . .     (1,359,782,568)    (3,344,985,795)
                                           ---------------    ---------------
 Total Class IA transactions. . . . . .        (26,524,043)       (35,203,352)
                                           ---------------    ---------------
 CLASS IB
 Capital shares sold [ 203,982,155 and
  457,503,961 shares, respectively ]. .      2,118,454,691      4,795,132,482
 Capital shares issued in reinvestment of
  dividends [ 1,389,156 and 3,302,475
  shares, respectively ]. . . . . . . .         14,334,567         34,048,521
 Capital shares repurchased [
  (200,150,051) and (414,722,639) shares,
  respectively ]. . . . . . . . . . . .     (2,078,062,970)    (4,347,049,076)
                                           ---------------    ---------------
 Total Class IB transactions. . . . . .         54,726,288        482,131,927
                                           ---------------    ---------------
 NET INCREASE IN NET ASSETS RESULTING
  FROM CAPITAL SHARE TRANSACTIONS . . . .       28,202,245        446,928,575
                                           ---------------    ---------------
 TOTAL INCREASE IN NET ASSETS . . . . . .       28,255,594        445,447,108
 NET ASSETS:
 Beginning of year. . . . . . . . . . .      2,015,877,758      1,570,430,650
                                           ---------------    ---------------
 End of year (a). . . . . . . . . . . .    $ 2,044,133,352    $ 2,015,877,758
                                           ===============    ===============
 -----------
 (a)  Includes accumulated
  overdistributed net investment income
  of. . . . . . . . . . . . . . . . . .    $        (2,431)   $       (47,021)
                                           ---------------    ---------------




                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
 ASSETS
 Investments at value (Cost $568,906,653) (Note 1).    $ 472,018,731
 Short-term investments held as collateral for
  loaned securities . . . . . . . . . . . . . . . .       27,719,818
 Dividends, interest and other receivables. . . . .          991,893
 Receivable from Separate Accounts for Trust shares
  sold. . . . . . . . . . . . . . . . . . . . . . .          471,744
 Receivable for securities sold . . . . . . . . . .           29,454
 Other assets . . . . . . . . . . . . . . . . . . .           10,086
                                                       -------------
  Total assets. . . . . . . . . . . . . . . . . . .      501,241,726
                                                       -------------
 LIABILITIES
 Collateral held for loaned securities. . . . . . .       27,719,818
 Payable for securities purchased . . . . . . . . .        1,926,694
 Payable to Separate Accounts for Trust shares
  redeemed. . . . . . . . . . . . . . . . . . . . .          261,746
 Investment management fees payable . . . . . . . .          244,961
 Distribution fees payable - Class IB . . . . . . .           96,347
 Payable to custodian . . . . . . . . . . . . . . .           43,838
 Trustees' fees payable . . . . . . . . . . . . . .           24,346
 Administrative fees payable. . . . . . . . . . . .           19,710
 Recoupment fees payable. . . . . . . . . . . . . .            4,035
 Accrued expenses (Note 1). . . . . . . . . . . . .           48,175
                                                       -------------
  Total liabilities . . . . . . . . . . . . . . . .       30,389,670
                                                       -------------
 NET ASSETS . . . . . . . . . . . . . . . . . . . .    $ 470,852,056
                                                       =============
 Net assets were comprised of:
 Paid in capital. . . . . . . . . . . . . . . . . .    $ 635,359,669
 Accumulated overdistributed net investment income.          (18,197)
 Accumulated undistributed net realized loss. . . .      (67,601,494)
 Unrealized depreciation on investments . . . . . .      (96,887,922)
                                                       -------------
  Net assets. . . . . . . . . . . . . . . . . . . .    $ 470,852,056
                                                       =============
 CLASS IA
 Net asset value, offering and redemption price per
  share, $52,756 / 5,883 shares outstanding
  (unlimited amount authorized: $0.01 par value)
  (Note 1). . . . . . . . . . . . . . . . . . . . .    $        8.97
                                                       =============
 CLASS IB
 Net asset value, offering and redemption price per
  share, $470,799,300/ 52,381,971 shares outstanding
  (unlimited amount authorized: $0.01 par value)
  (Note 1). . . . . . . . . . . . . . . . . . . . .    $        8.99
                                                       =============
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
 INVESTMENT INCOME (NOTE 1)
 Dividends (net of $27,593 foreign withholding tax)    $  11,565,107
 Interest . . . . . . . . . . . . . . . . . . . . .          214,536
 Securities lending (net) . . . . . . . . . . . . .           26,682
                                                       -------------
  Total income. . . . . . . . . . . . . . . . . . .       11,806,325
                                                       -------------
 EXPENSES (NOTES 1, 2, 3, 4, 5, 6 AND 7)
 Investment management fees . . . . . . . . . . . .        3,166,810
 Distribution fees - Class IB . . . . . . . . . . .        1,319,472
 Administrative fees. . . . . . . . . . . . . . . .          188,120
 Printing and mailing expenses. . . . . . . . . . .          117,526
 Custodian fees . . . . . . . . . . . . . . . . . .           99,368
 Professional fees. . . . . . . . . . . . . . . . .           47,586
 Recoupment fees. . . . . . . . . . . . . . . . . .           39,081
 Trustees' fees . . . . . . . . . . . . . . . . . .           11,321
 Amortization of deferred organizational expense. .            2,083
 Miscellaneous. . . . . . . . . . . . . . . . . . .           22,824
                                                       -------------
  Gross expenses. . . . . . . . . . . . . . . . . .        5,014,191
 Less: Fees paid indirectly (Note 1). . . . . . . .          (48,384)
                                                       -------------
  Net expenses. . . . . . . . . . . . . . . . . . .        4,965,807
                                                       -------------
 NET INVESTMENT INCOME  . . . . . . . . . . . . . .        6,840,518
                                                       -------------
 REALIZED AND UNREALIZED LOSS (NOTE 1)
 Realized loss on securities. . . . . . . . . . . .      (39,305,154)
 Net change in depreciation on securities . . . . .      (82,104,059)
                                                       -------------
 NET REALIZED AND UNREALIZED LOSS . . . . . . . . .     (121,409,213)
                                                       -------------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS . . . . . . . . . . . . . . . . . . . .    $(114,568,695)
                                                       =============









STATEMENT OF CHANGES IN NET ASSETS
                                                  YEAR ENDED DECEMBER 31,
                                                ----------------------------
                                                    2002             2001
                                                --------------  ---------------
 INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
 Net investment income. . . . . . . . . . . .   $   6,840,518    $  5,730,508
 Net realized gain (loss) on investments. . .     (39,305,154)      4,507,235
 Net change in unrealized depreciation on
  investments and foreign currencies. . . . .     (82,104,059)    (51,047,813)
                                                -------------    ------------
 NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS. . . . . . . . . . . . . . . . .    (114,568,695)    (40,810,070)
                                                -------------    ------------
 DIVIDENDS:
 Dividends from net investment income
 Class IA. . . . . . . . . . . . . . . . . .             (921)             --
 Class IB. . . . . . . . . . . . . . . . . .       (7,202,021)     (5,527,523)
                                                -------------    ------------
                                                   (7,202,942)     (5,527,523)
                                                -------------    ------------
 CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IA*
 Capital shares sold [ 5,780 and 0 shares,
  respectively ]. . . . . . . . . . . . . . .          50,000              --
 Capital shares issued in reinvestment of
  dividends [ 103 and 0 shares, respectively ]            921              --
                                                -------------    ------------
 Total Class IA transactions. . . . . . . . .          50,921              --
                                                -------------    ------------
 CLASS IB
 Capital shares sold [ 7,071,475 and 8,327,353
  shares, respectively ]. . . . . . . . . . .      69,649,018      97,600,547
 Capital shares issued in reinvestment of
  dividends [ 794,617 and 494,688 shares,
  respectively ]. . . . . . . . . . . . . . .       7,202,021       5,527,523
 Capital shares repurchased [ (7,756,764) and
  (2,770,861) shares, respectively ]. . . . .     (73,660,503)    (32,018,296)
                                                -------------    ------------
 Total Class IB transactions. . . . . . . . .       3,190,536      71,109,774
                                                -------------    ------------
 NET INCREASE IN NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS . . . . . . . . .      3,241,457      71,109,774
                                                -------------    ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS . . .   (118,530,180)     24,772,181
 NET ASSETS:
 Beginning of year. . . . . . . . . . . . . .     589,382,236     564,610,055
                                                -------------    ------------
 End of year (a). . . . . . . . . . . . . . .   $ 470,852,056    $589,382,236
                                                =============    ============
 -----------
 (a)  Includes accumulated undistributed
  (overdistributed) net investment income of.   $     (18,197)   $    323,505
                                                -------------    ------------
 *     Class IA commenced operations on
  October 2, 2002.




                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
 ASSETS
 Investments at value (Cost $522,708,984) (Note 1) . . . .    $ 456,786,982
 Cash (Foreign cash $26,459) . . . . . . . . . . . . . . .            1,982
 Short-term investments held as collateral for loaned
  securities . . . . . . . . . . . . . . . . . . . . . . .       52,889,000
 Receivable for securities sold. . . . . . . . . . . . . .        1,612,537
 Dividends, interest and other receivables . . . . . . . .        1,085,404
 Receivable from Separate Accounts for Trust shares sold .          731,969
 Other assets. . . . . . . . . . . . . . . . . . . . . . .           12,541
                                                              -------------
  Total assets . . . . . . . . . . . . . . . . . . . . . .      513,120,415
                                                              -------------
 LIABILITIES
 Collateral held for loaned securities . . . . . . . . . .       52,889,000
 Payable for securities purchased. . . . . . . . . . . . .        4,378,936
 Payable to Separate Accounts for Trust shares redeemed. .          377,742
 Investment management fees payable. . . . . . . . . . . .          303,178
 Payable to custodian. . . . . . . . . . . . . . . . . . .          160,080
 Distribution fees payable - Class IB. . . . . . . . . . .           93,268
 Trustees' fees payable. . . . . . . . . . . . . . . . . .           30,599
 Administrative fees payable . . . . . . . . . . . . . . .           11,087
 Accrued expenses (Note 1) . . . . . . . . . . . . . . . .           33,477
                                                              -------------
  Total liabilities. . . . . . . . . . . . . . . . . . . .       58,277,367
                                                              -------------
 NET ASSETS  . . . . . . . . . . . . . . . . . . . . . . .    $ 454,843,048
                                                              =============
 Net assets were comprised of:
 Paid in capital . . . . . . . . . . . . . . . . . . . . .    $ 682,612,231
 Accumulated overdistributed net investment income . . . .         (122,939)
 Accumulated undistributed net realized loss . . . . . . .     (161,789,421)
 Unrealized depreciation on investments. . . . . . . . . .      (65,856,823)
                                                              -------------
  Net assets . . . . . . . . . . . . . . . . . . . . . . .    $ 454,843,048
                                                              =============
 CLASS IA
 Net asset value, offering and redemption price per share,
  $107,836 / 12,453 shares outstanding (unlimited amount
  authorized: $0.01 par value) (Note 1). . . . . . . . . .    $        8.66
                                                              =============
 CLASS IB
 Net asset value, offering and redemption price per share,
  $454,735,212 / 52,503,633 shares outstanding (unlimited
  amount authorized: $0.01 par value) (Note 1) . . . . . .    $        8.66
                                                              =============
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
 INVESTMENT INCOME (NOTE 1)
 Dividends (net of $716,264 foreign withholding tax) . . .    $   7,646,147
 Interest. . . . . . . . . . . . . . . . . . . . . . . . .          379,784
 Securities lending (net). . . . . . . . . . . . . . . . .          177,320
                                                              -------------
  Total income . . . . . . . . . . . . . . . . . . . . . .        8,203,251
                                                              -------------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
 Investment management fees. . . . . . . . . . . . . . . .        3,493,017
 Distribution fees - Class IB. . . . . . . . . . . . . . .        1,027,176
 Custodian fees. . . . . . . . . . . . . . . . . . . . . .          480,398
 Administrative fees . . . . . . . . . . . . . . . . . . .          141,035
 Printing and mailing expenses . . . . . . . . . . . . . .           88,702
 Professional fees . . . . . . . . . . . . . . . . . . . .           59,679
 Trustees' fees. . . . . . . . . . . . . . . . . . . . . .           18,343
 Amortization of deferred organizational expense . . . . .            2,083
 Miscellaneous . . . . . . . . . . . . . . . . . . . . . .           22,897
                                                              -------------
  Gross expenses . . . . . . . . . . . . . . . . . . . . .        5,333,330
 Less:    Waiver of investment management fees (Note 6). .         (197,001)
             Fees paid indirectly (Note 1) . . . . . . . .          (33,504)
                                                              -------------
  Net expenses . . . . . . . . . . . . . . . . . . . . . .        5,102,825
                                                              -------------
 NET INVESTMENT INCOME . . . . . . . . . . . . . . . . . .        3,100,426
                                                              -------------
 REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 1)
 Realized loss on:
 Securities. . . . . . . . . . . . . . . . . . . . . . . .      (69,079,541)
 Foreign currency transactions . . . . . . . . . . . . . .         (254,866)
                                                              -------------
  Net realized loss. . . . . . . . . . . . . . . . . . . .      (69,334,407)
                                                              -------------
 Change in unrealized appreciation (depreciation) on:
 Securities. . . . . . . . . . . . . . . . . . . . . . . .      (20,835,962)
 Foreign currency translations . . . . . . . . . . . . . .           57,800
                                                              -------------
  Net change in unrealized depreciation. . . . . . . . . .      (20,778,162)
                                                              -------------
 NET REALIZED AND UNREALIZED LOSS  . . . . . . . . . . . .      (90,112,569)
                                                              -------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS  . .    $ (87,012,143)
                                                              =============








STATEMENT OF CHANGES IN NET ASSETS
                                                 YEAR ENDED DECEMBER 31,
                                             -------------------------------
                                                 2002              2001
                                             --------------  ------------------
 INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
 Net investment income. . . . . . . . . .    $   3,100,426    $     2,198,970
 Net realized loss on investments and
  foreign currency transactions. . . . . .     (69,334,407)       (41,962,897)
 Net change in unrealized depreciation on
  investments and foreign currency
  translations. . . . . . . . . . . . . .      (20,778,162)       (34,979,488)
                                             -------------    ---------------
 NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS. . . . . . . . . . . . . . .      (87,012,143)       (74,743,415)
                                             -------------    ---------------
 DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income
 Class IA. . . . . . . . . . . . . . . . .            (863)                --
 Class IB. . . . . . . . . . . . . . . . .      (3,186,284)        (1,841,567)
                                             -------------    ---------------
                                                (3,187,147)        (1,841,567)
                                             -------------    ---------------
 Distributions from net realized capital
  gains
 Class IB. . . . . . . . . . . . . . . . .              --           (618,135)
                                             -------------    ---------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS . . . .      (3,187,147)        (2,459,702)
                                             -------------    ---------------
 CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IA*
 Capital shares sold [ 14,102 and 0 shares,
  respectively ]. . . . . . . . . . . . .          144,190                 --
 Capital shares issued in reinvestment of
  dividends and distributions [ 101 and 0
  shares, respectively ]. . . . . . . . .              863                 --
 Capital shares repurchased [ (1,750) and 0
  shares, respectively ]. . . . . . . . .          (15,376)                --
                                             -------------    ---------------
 Total Class IA transactions. . . . . . .          129,677                 --
                                             -------------    ---------------
 CLASS IB
 Capital shares sold [ 58,903,600 and
  131,401,129 shares, respectively ]. . .      559,395,574      1,508,073,129
 Capital shares issued in connection with
  substitution (Note 8) [ 19,583,190 and 0
  shares, respectively ]. . . . . . . . .      207,224,020                 --
 Capital shares issued in reinvestment of
  dividends and distributions [ 372,231 and
  230,702 shares, respectively ]. . . . .        3,186,284          2,459,702
 Capital shares repurchased [ (54,939,181)
  and (129,629,520) shares, respectively ]    (523,983,189)    (1,491,471,509)
                                             -------------    ---------------
 Total Class IB transactions. . . . . . .      245,822,689         19,061,322
                                             -------------    ---------------
 NET INCREASE IN NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS . . . . . . .     245,952,366         19,061,322
                                             -------------    ---------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS .     155,753,076        (58,141,795)
 NET ASSETS:
 Beginning of year. . . . . . . . . . . .      299,089,972        357,231,767
                                             -------------    ---------------
 End of year (a). . . . . . . . . . . . .    $ 454,843,048    $   299,089,972
                                             =============    ===============
 -----------
 (a)  Includes accumulated overdistributed
  net investment income of. . . . . . . .    $    (122,939)   $       (42,633)
                                             -------------    ---------------
 *     Class IA commenced operations on
  March 25, 2002.




                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/PUTNAM VOYAGER PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
 ASSETS
 Investments at value (Cost $227,599,203) (Note 1).    $ 199,378,219
 Short-term investments held as collateral for
  loaned securities . . . . . . . . . . . . . . . .       12,092,827
 Receivable from Separate Accounts for Trust shares
  sold. . . . . . . . . . . . . . . . . . . . . . .          237,364
 Dividends, interest and other receivables. . . . .          215,392
 Receivable for securities sold . . . . . . . . . .          130,381
 Other assets . . . . . . . . . . . . . . . . . . .            7,751
                                                       -------------
  Total assets. . . . . . . . . . . . . . . . . . .      212,061,934
                                                       -------------
 LIABILITIES
 Collateral held for loaned securities. . . . . . .       12,092,827
 Payable for securities purchased . . . . . . . . .          159,311
 Investment management fees payable . . . . . . . .          100,581
 Payable to Separate Accounts for Trust shares
  redeemed. . . . . . . . . . . . . . . . . . . . .           68,115
 Distribution fees payable - Class IB . . . . . . .           41,435
 Payable to custodian . . . . . . . . . . . . . . .           29,044
 Administrative fees payable. . . . . . . . . . . .           14,724
 Trustees' fees payable . . . . . . . . . . . . . .           12,790
 Accrued expenses (Note 1). . . . . . . . . . . . .           30,398
                                                       -------------
  Total liabilities . . . . . . . . . . . . . . . .       12,549,225
                                                       -------------
 NET ASSETS . . . . . . . . . . . . . . . . . . . .    $ 199,512,709
                                                       =============
 Net assets were comprised of:
 Paid in capital. . . . . . . . . . . . . . . . . .    $ 358,674,525
 Accumulated undistributed net investment income. .            6,330
 Accumulated undistributed net realized loss. . . .     (130,947,162)
 Unrealized depreciation on investments . . . . . .      (28,220,984)
                                                       -------------
  Net assets. . . . . . . . . . . . . . . . . . . .    $ 199,512,709
                                                       =============
 CLASS IA
 Net asset value, offering and redemption price per
  share, $50,769 / 5,310 shares outstanding
  (unlimited amount authorized: $0.01 par value)
  (Note 1). . . . . . . . . . . . . . . . . . . . .    $        9.56
                                                       =============
 CLASS IB
 Net asset value, offering and redemption price per
  share, $199,461,940/ 20,812,142 shares outstanding
  (unlimited amount authorized: $0.01 par value)
  (Note 1). . . . . . . . . . . . . . . . . . . . .    $        9.58
                                                       =============
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
 INVESTMENT INCOME (NOTE 1)
 Dividends (net of $10,337 foreign withholding tax)    $   2,393,573
 Interest . . . . . . . . . . . . . . . . . . . . .           72,240
 Securities lending (net) . . . . . . . . . . . . .           15,492
                                                       -------------
  Total income. . . . . . . . . . . . . . . . . . .        2,481,305
                                                       -------------
 EXPENSES (NOTES 1, 2, 3, 4, 5 AND 7)
 Investment management fees . . . . . . . . . . . .        1,565,499
 Distribution fees - Class IB . . . . . . . . . . .          602,083
 Administrative fees. . . . . . . . . . . . . . . .          107,533
 Custodian fees . . . . . . . . . . . . . . . . . .           76,795
 Professional fees. . . . . . . . . . . . . . . . .           60,627
 Printing and mailing expenses. . . . . . . . . . .           28,367
 Trustees' fees . . . . . . . . . . . . . . . . . .            5,117
 Amortization of deferred organizational expense. .            2,083
 Miscellaneous. . . . . . . . . . . . . . . . . . .            8,016
                                                       -------------
  Gross expenses. . . . . . . . . . . . . . . . . .        2,456,120
 Less:   Waiver of investment management fees (Note
    6). . . . . . . . . . . . . . . . . . . . . . .         (168,223)
            Fees paid indirectly (Note 1) . . . . .          (64,495)
                                                       -------------
  Net expenses. . . . . . . . . . . . . . . . . . .        2,223,402
                                                       -------------
 NET INVESTMENT INCOME  . . . . . . . . . . . . . .          257,903
                                                       -------------
 REALIZED AND UNREALIZED LOSS (NOTE 1)
 Realized loss on securities. . . . . . . . . . . .      (44,362,864)
 Net change in unrealized depreciation on securities     (32,227,438)
                                                       -------------
 NET REALIZED AND UNREALIZED LOSS . . . . . . . . .      (76,590,302)
                                                       -------------
 NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS . . . . . . . . . . . . . . . . . . . .    $ (76,332,399)
                                                       =============









STATEMENT OF CHANGES IN NET ASSETS
                                                  YEAR ENDED DECEMBER 31,
                                                ----------------------------
                                                    2002            2001
                                                -------------  ----------------
 INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
 Net investment income (loss). . . . . . . .    $    257,903    $     (53,274)
 Net realized loss on investments. . . . . .     (44,362,864)     (78,413,456)
 Net change in unrealized depreciation on
  investments. . . . . . . . . . . . . . . .     (32,227,438)     (21,358,850)
                                                ------------    -------------
 NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS. . . . . . . . . . . . . . . . .    (76,332,399)     (99,825,580)
                                                ------------    -------------
 DIVIDENDS:
 Dividends from net investment income
 Class IA. . . . . . . . . . . . . . . . . .            (217)              --
 Class IB. . . . . . . . . . . . . . . . . .        (246,400)              --
                                                ------------    -------------
 TOTAL DIVIDENDS . . . . . . . . . . . . . . .      (246,617)              --
                                                ------------    -------------
 CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IA*
 Capital shares sold [ 5,288 and 0 shares,
  respectively ]. . . . . . . . . . . . . . .         50,000               --
 Capital shares issued in reinvestment of
  dividends [ 22 and 0 shares, respectively ]            217               --
                                                ------------    -------------
 Total Class IA transactions. . . . . . . . .         50,217               --
                                                ------------    -------------
 CLASS IB
 Capital shares sold [ 2,364,025 and
  11,270,969 shares, respectively ]. . . . .      24,396,757      164,387,179
 Capital shares issued in reinvestment of
  dividends [ 25,504 and 0 shares,
  respectively ]. . . . . . . . . . . . . . .        246,400               --
 Capital shares repurchased [ (4,558,894) and
  (11,378,064) shares, respectively ]. . . .     (47,981,168)    (163,149,822)
                                                ------------    -------------
 Total Class IB transactions. . . . . . . . .    (23,338,011)       1,237,357
                                                ------------    -------------
 NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE TRANSACTIONS      (23,287,794)       1,237,357
                                                ------------    -------------
 TOTAL DECREASE IN NET ASSETS . . . . . . . .    (99,866,810)     (98,588,223)
 NET ASSETS:
 Beginning of year. . . . . . . . . . . . . .    299,379,519      397,967,742
                                                ------------    -------------
 End of year (a). . . . . . . . . . . . . . .   $199,512,709    $ 299,379,519
                                                ============    =============
 -----------
 (a)  Includes accumulated undistributed
  (overdistributed) net investment income of.   $      6,330    $      (7,039)
                                                ------------    -------------
 *     Class IA commenced operations on
  October 2, 2002.




                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/SMALL COMPANY INDEX PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
 ASSETS
 Investments at value (Cost $121,095,941) (Note 1). . .    $ 99,218,181
 Short-term investments held as collateral for loaned
  securities. . . . . . . . . . . . . . . . . . . . . .      20,197,670
 Receivable from Separate Accounts for Trust shares sold        542,200
 Dividends, interest and other receivables. . . . . . .         143,436
 Variation margin receivable on futures contracts
  (Note 1). . . . . . . . . . . . . . . . . . . . . . .           4,982
 Other assets . . . . . . . . . . . . . . . . . . . . .             860
                                                           ------------
  Total assets. . . . . . . . . . . . . . . . . . . . .     120,107,329
                                                           ------------
 LIABILITIES
 Collateral held for loaned securities. . . . . . . . .      20,197,670
 Payable for securities purchased . . . . . . . . . . .         180,765
 Investment management fees payable . . . . . . . . . .          18,882
 Payable to custodian . . . . . . . . . . . . . . . . .          35,883
 Overdraft payable. . . . . . . . . . . . . . . . . . .          38,492
 Distribution fees payable - Class IB . . . . . . . . .          26,982
 Payable to Separate Accounts for Trust shares redeemed          22,751
 Administrative fees payable. . . . . . . . . . . . . .          14,314
 Recoupment fees payable. . . . . . . . . . . . . . . .          76,893
 Trustees' fees payable . . . . . . . . . . . . . . . .           2,450
 Accrued expenses (Note 1). . . . . . . . . . . . . . .          14,913
                                                           ------------
  Total liabilities . . . . . . . . . . . . . . . . . .      20,629,995
                                                           ------------
 NET ASSETS . . . . . . . . . . . . . . . . . . . . . .    $ 99,477,334
                                                           ============
 Net assets were comprised of:
 Paid in capital. . . . . . . . . . . . . . . . . . . .    $125,435,867
 Accumulated undistributed net investment income. . . .          18,394
 Accumulated undistributed net realized loss. . . . . .      (4,081,082)
 Unrealized depreciation on investments . . . . . . . .     (21,895,845)
                                                           ------------
  Net assets. . . . . . . . . . . . . . . . . . . . . .    $ 99,477,334
                                                           ============
 CLASS IA
 Net asset value, offering and redemption price per
  share, $86,750 / 12,064 shares outstanding (unlimited
  amount authorized: $0.01 par value) (Note 1). . . . .    $       7.19
                                                           ============
 CLASS IB
 Net asset value, offering and redemption price per
  share, $99,390,584 / 13,821,431 shares outstanding
  (unlimited amount authorized: $0.01 par value)
  (Note 1). . . . . . . . . . . . . . . . . . . . . . .    $       7.19
                                                           ============
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
 INVESTMENT INCOME (NOTE 1)
 Dividends (net of $547 foreign withholding tax). . . .    $  1,185,777
 Interest . . . . . . . . . . . . . . . . . . . . . . .          35,053
 Securities lending (net) . . . . . . . . . . . . . . .          75,152
                                                           ------------
  Total income. . . . . . . . . . . . . . . . . . . . .       1,295,982
                                                           ------------
 EXPENSES (NOTES 1, 2, 3, 4, 5, 6 AND 7)
 Investment management fees . . . . . . . . . . . . . .         214,096
 Distribution fees - Class IB . . . . . . . . . . . . .         213,924
 Custodian fees . . . . . . . . . . . . . . . . . . . .         100,867
 Recoupment fees. . . . . . . . . . . . . . . . . . . .          68,759
 Administrative fees. . . . . . . . . . . . . . . . . .          52,170
 Professional fees. . . . . . . . . . . . . . . . . . .          40,384
 Printing and mailing expenses. . . . . . . . . . . . .          25,024
 Amortization of deferred organizational expense. . . .           6,234
 Trustees' fees . . . . . . . . . . . . . . . . . . . .           1,971
 Miscellaneous. . . . . . . . . . . . . . . . . . . . .           4,231
                                                           ------------
  Total expenses. . . . . . . . . . . . . . . . . . . .         727,660
                                                           ------------
 NET INVESTMENT INCOME  . . . . . . . . . . . . . . . .         568,322
                                                           ------------
 REALIZED AND UNREALIZED LOSS (NOTE 1)
 Realized loss on:
 Securities . . . . . . . . . . . . . . . . . . . . . .      (1,954,514)
 Futures. . . . . . . . . . . . . . . . . . . . . . . .        (496,641)
                                                           ------------
  Net realized loss . . . . . . . . . . . . . . . . . .      (2,451,155)
                                                           ------------
 Change in unrealized depreciation on:
 Securities . . . . . . . . . . . . . . . . . . . . . .     (17,653,791)
 Futures. . . . . . . . . . . . . . . . . . . . . . . .         (80,825)
                                                           ------------
  Net change in unrealized depreciation . . . . . . . .     (17,734,616)
                                                           ------------
 NET REALIZED AND UNREALIZED LOSS . . . . . . . . . . .     (20,185,771)
                                                           ------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .    $(19,617,449)
                                                           ============









STATEMENT OF CHANGES IN NET ASSETS
                                                   YEAR ENDED DECEMBER 31,
                                                 ---------------------------
                                                     2002            2001
                                                 -------------  ---------------
 INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
 Net investment income. . . . . . . . . . . .    $    568,322    $    544,162
 Net realized loss on investments. . . . . . .     (2,451,155)       (901,926)
 Net change in unrealized appreciation
  (depreciation) on investments. . . . . . . .    (17,734,616)      2,216,967
                                                 ------------    ------------
 NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS . . . . . . . . . .   (19,617,449)      1,859,203
                                                 ------------    ------------
 DIVIDENDS AND DISTRIBUTIONS:
 Dividends from net investment income
 Class IA. . . . . . . . . . . . . . . . . . .           (701)             --
 Class IB. . . . . . . . . . . . . . . . . . .       (557,316)       (452,345)
                                                 ------------    ------------
                                                     (558,017)       (452,345)
                                                 ------------    ------------
 Distributions from net realized capital gains
 Class IB. . . . . . . . . . . . . . . . . . .             --        (154,273)
                                                 ------------    ------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS . . . . . .       (558,017)       (606,618)
                                                 ------------    ------------
 CAPITAL SHARES TRANSACTIONS (NOTE 1):
 CLASS IA*
 Capital shares sold [ 14,494 and 0 shares,
  respectively ]. . . . . . . . . . . . . . .         129,648              --
 Capital shares issued in reinvestment of
  dividends and distributions [ 95 and 0
  shares, respectively ]. . . . . . . . . . .             701              --
 Capital shares repurchased [ (2,525) and 0
  shares, respectively ]. . . . . . . . . . .         (19,184)             --
                                                 ------------    ------------
 Total Class IA transactions. . . . . . . . .         111,165              --
                                                 ------------    ------------
 CLASS IB
 Capital shares sold [ 6,560,290 and 4,106,571
  shares, respectively ]. . . . . . . . . . .      51,279,739      36,244,185
 Capital shares issued in reinvestment of
  dividends and distributions [ 75,427 and
  67,858 shares, respectively ]. . . . . . . .        557,316         606,618
 Capital shares repurchased [ (1,801,394) and
  (3,241,860) shares, respectively ]. . . . .     (14,498,054)    (28,648,146)
                                                 ------------    ------------
 Total Class IB transactions. . . . . . . . .      37,339,001       8,202,657
                                                 ------------    ------------
 NET INCREASE IN NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS . . . . . . . . .     37,450,166       8,202,657
                                                 ------------    ------------
 TOTAL INCREASE IN NET ASSETS . . . . . . . . .    17,274,700       9,455,242
 NET ASSETS:
 Beginning of year. . . . . . . . . . . . . .      82,202,634      72,747,392
                                                 ------------    ------------
 End of year (a). . . . . . . . . . . . . . .    $ 99,477,334    $ 82,202,634
                                                 ============    ============
 -----------
 (a)  Includes accumulated undistributed net
  investment income of. . . . . . . . . . . .    $     18,394    $     24,082
                                                 ------------    ------------




 *     Class IA commenced operations on March 25, 2002.



                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/AGGRESSIVE STOCK PORTFOLIO(D):
FINANCIAL HIGHLIGHTS

                                                             CLASS IA
                                ---------------------------------------------------------------
----
                                                     YEAR ENDED DECEMBER 31,
                                ---------------------------------------------------------------
----
                                   2002          2001          2000            1999
1998
                                ------------  ------------  --------------  -----------  ------
-----
 Net asset value, beginning
  of year . . . . . . . . . .   $    22.83    $    30.61    $    38.01      $    34.15   $
36.22
                                ----------    ----------    ----------      ----------   ------
----
  INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment income
 (loss) . . . . . . . . . . .        (0.01)         0.11          0.12            0.12
0.09
  Net realized and
 unrealized gain (loss)
 on investments . . . . . . .        (6.53)        (7.76)        (5.00)           6.22
(0.28)
                                ----------    ----------    ----------      ----------   ------
----
  Total from investment
 operations . . . . . . . . .        (6.54)        (7.65)        (4.88)           6.34
(0.19)
                                ----------    ----------    ----------      ----------   ------
----
  LESS DISTRIBUTIONS:
  Dividends from net
 investment income. . . . . .          --#         (0.10)        (0.13)          (0.12)
(0.16)
  Distributions from
 realized gains . . . . . . .           --         (0.03)        (2.39)          (2.36)
(1.72)
                                ----------    ----------    ----------      ----------   ------
----
  Total dividends and
 distributions. . . . . . . .          --#         (0.13)        (2.52)          (2.48)
(1.88)
                                ----------    ----------    ----------      ----------   ------
----
 Net asset value, end
 of year. . . . . . . . . . .   $    16.29    $    22.83    $    30.61      $    38.01   $
34.15
                                ==========    ==========    ==========      ==========
==========
Total return. . . . . . . . .       (28.68)%      (24.99)%      (13.13)%         18.84%
0.29%
                                ==========    ==========    ==========      ==========
==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
 (000's). . . . . . . . . . .   $1,333,623    $2,179,759    $3,285,884      $4,368,877
$4,346,907
Ratio of expenses to
 average net assets before
 fees paid indirectly . . . .         0.71%         0.69%         0.65%(c)        0.56%
0.56%
Ratio of expenses to
 average net assets
 after fees paid indirectly .         0.66%          N/A           N/A             N/A
N/A
Ratio of net investment
 income (loss) to average
 net assets before fees
 paid indirectly. . . . . . .       (0.16)%         0.42%         0.35%(c)        0.33%
0.24%
Ratio of net investment
 income (loss) to average net
 assets after fees
 paid indirectly. . . . . . .       (0.11)%          N/A           N/A             N/A
N/A
Portfolio turnover rate . . .          112%          195%          151%             87%
105%
                                                        CLASS IB
                                ---------------------------------------------------------
                                                YEAR ENDED DECEMBER 31,
                                ---------------------------------------------------------
                                  2002        2001        2000          1999        1998
                                ----------  ----------  ------------  ---------  -----------
 Net asset value, beginning
  of year . . . . . . . . . .   $  22.72    $  30.46    $  37.83      $  34.01    $  36.13
                                --------    --------    --------      --------    --------
  INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment income            (0.07)       0.03        0.06          0.03        0.01
 (loss) . . . . . . . . . . .
  Net realized and
 unrealized gain (loss)            (6.49)
 on investments . . . . . . .   --------       (7.70)      (4.99)         6.20       (0.29)
                                            --------    --------      --------    --------
  Total from investment
 operations . . . . . . . . .      (6.56)      (7.67)      (4.93)         6.23       (0.28)
                                --------    --------    --------      --------    --------
  LESS DISTRIBUTIONS:
  Dividends from net                 --#       (0.04)      (0.05)        (0.05)      (0.12)
 investment income. . . . . .
  Distributions from
 realized gains . . . . . . .         --       (0.03)      (2.39)        (2.36)      (1.72)
                                --------    --------    --------      --------    --------
  Total dividends and
 distributions. . . . . . . .        --#       (0.07)      (2.44)        (2.41)      (1.84)
                                --------    --------    --------      --------    --------
 Net asset value, end
 of year. . . . . . . . . . .   $  16.16    $  22.72    $  30.46      $  37.83    $  34.01
                                ========    ========    ========      ========    ========
Total return. . . . . . . . .     (28.86)%    (25.18)%    (13.35)%       18.55%       0.05%
                                ========    ========    ========      ========    ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year         $146,909    $219,748    $267,858      $233,265    $153,782
 (000's). . . . . . . . . . .
Ratio of expenses to                0.96%       0.94%       0.90%(c)      0.81%       0.82%
 average net assets before
 fees paid indirectly . . . .
Ratio of expenses to                0.91%        N/A         N/A           N/A         N/A
 average net assets
 after fees paid indirectly .
Ratio of net investment           (0.41)%       0.12%       0.10%(c)      0.07%       0.02%
 income (loss) to average
 net assets before fees
 paid indirectly. . . . . . .
Ratio of net investment           (0.36)%        N/A         N/A           N/A         N/A
 income (loss) to average net
 assets after fees
 paid indirectly. . . . . . .
Portfolio turnover rate . . .        112%        195%        151%           87%        105%



                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/ALLIANCE COMMON STOCK PORTFOLIO(d):
FINANCIAL HIGHLIGHTS -- (Continued)

                                                        CLASS IA
                           --------------------------------------------------------------------
                                                 YEAR ENDED DECEMBER 31,
                           --------------------------------------------------------------------
                              2002          2001          2000           1999          1998
                           ------------  ------------  -------------  ------------  -----------
-
 Net asset value,
 beginning of year . . .   $    15.70    $    17.98    $     26.17    $     24.35   $     21.61
                           ----------    ----------    -----------    -----------   -----------
  INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment income.         0.12          0.12           0.15           0.17          0.18
  Net realized and
 unrealized gain (loss)
 on investments and
 foreign currency
 transactions. . . . . .        (5.32)        (1.97)         (3.82)          5.84          5.99
                           ----------    ----------    -----------    -----------   -----------
  Total from investment
 operations. . . . . . .        (5.20)        (1.85)         (3.67)          6.01          6.17
                           ----------    ----------    -----------    -----------   -----------
  LESS DISTRIBUTIONS:
  Dividends from net
 investment income . . .        (0.01)        (0.11)         (0.15)         (0.16)
(0.15)
  Distributions from
 realized gains. . . . .           --         (0.32)         (4.37)         (4.03)
(3.28)
                           ----------    ----------    -----------    -----------   -----------
  Total dividends and
 distributions . . . . .        (0.01)        (0.43)         (4.52)         (4.19)
(3.43)
                           ----------    ----------    -----------    -----------   -----------
 Net asset value, end of
 year. . . . . . . . . .   $    10.49    $    15.70    $     17.98    $     26.17   $     24.35
                           ==========    ==========    ===========    ===========   ===========
Total return . . . . . .       (33.15)%      (10.50)%       (14.03)%        25.19%
29.39%
                           ==========    ==========    ===========    ===========   ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
 (000's) . . . . . . . .   $5,382,662    $9,577,763    $11,797,888    $14,951,495   $12,061,977
Ratio of expenses to
 average net
 assets before fees paid
 indirectly. . . . . . .         0.54%         0.53%          0.47%          0.38%
0.39%
Ratio of expenses to
 average net
 assets after fees paid
 indirectly. . . . . . .         0.49%          N/A            N/A            N/A           N/A
Ratio of net investment
 income to average net
 assets before fees
 paid indirectly . . . .         0.77%         0.67%          0.61%          0.65%
0.75%
Ratio of net investment
 income to average net
 assets after fees paid
 indirectly. . . . . . .         0.82%          N/A            N/A            N/A           N/A
Portfolio turnover rate.          136%           40%            43%            57%
46%
                                                            CLASS IB
                           ---------------------------------------------------------------
                                              YEAR ENDED DECEMBER 31,
                           ---------------------------------------------------------------
                              2002          2001          2000          1999         1998
                           ------------  ------------  ------------  -----------  -----------
 Net asset value,
 beginning of year . . .   $    15.61    $    17.88    $    26.05    $    24.30    $  21.58
                           ----------    ----------    ----------    ----------    --------
  INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment income.         0.08          0.07          0.08          0.10        0.10
  Net realized and
 unrealized gain (loss)         (5.28)        (1.95)        (3.78)         5.82        6.00
 on investments and        ----------    ----------    ----------    ----------    --------
 foreign currency
 transactions. . . . . .
  Total from investment
 operations. . . . . . .        (5.20)        (1.88)        (3.70)         5.92        6.10
                           ----------    ----------    ----------    ----------    --------
  LESS DISTRIBUTIONS:
  Dividends from net            (0.01)        (0.07)        (0.10)        (0.14)      (0.10)
 investment income . . .
  Distributions from
 realized gains. . . . .           --         (0.32)        (4.37)        (4.03)      (3.28)
                           ----------    ----------    ----------    ----------    --------
  Total dividends and
 distributions . . . . .        (0.01)        (0.39)        (4.47)        (4.17)      (3.38)
                           ----------    ----------    ----------    ----------    --------
 Net asset value, end of
 year. . . . . . . . . .   $    10.40    $    15.61    $    17.88    $    26.05    $  24.30
                           ==========    ==========    ==========    ==========    ========
Total return . . . . . .       (33.34)%      (10.73)%      (14.25)%       24.88%      29.06%
                           ==========    ==========    ==========    ==========    ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year    $1,124,684    $1,831,258    $1,918,284    $1,642,066    $834,144
 (000's) . . . . . . . .
Ratio of expenses to             0.79%         0.78%         0.72%         0.63%       0.64%
 average net
 assets before fees paid
 indirectly. . . . . . .
Ratio of expenses to             0.74%          N/A           N/A           N/A         N/A
 average net
 assets after fees paid
 indirectly. . . . . . .
Ratio of net investment          0.52%         0.43%         0.35%         0.39%       0.44%
 income to average net
 assets before fees
 paid indirectly . . . .
Ratio of net investment          0.57%          N/A           N/A           N/A         N/A
 income to average net
 assets after fees paid
 indirectly. . . . . . .
Portfolio turnover rate.          136%           40%           43%           57%         46%



                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/ALLIANCE GROWTH AND INCOME PORTFOLIO(d):
FINANCIAL HIGHLIGHTS -- (Continued)

                                                  CLASS IA
                        --------------------------------------------------------------
                                           YEAR ENDED DECEMBER 31,
                        --------------------------------------------------------------
                           2002          2001          2000         1999        1998
                        ------------  ------------  -----------  -----------  ---------
 Net asset value,
 beginning of year. .   $    16.56    $    17.70    $    18.24   $    16.99   $  15.38
                        ----------    ----------    ----------   ----------   --------
  INCOME FROM
 INVESTMENT
 OPERATIONS:
  Net investment
 income . . . . . . .         0.22          0.19          0.17         0.06       0.06
  Net realized and
 unrealized gain
 (loss) on investments       (3.70)        (0.44)         1.35         3.05       3.08
                        ----------    ----------    ----------   ----------   --------
  Total from
 investment operations       (3.48)        (0.25)         1.52         3.11       3.14
                        ----------    ----------    ----------   ----------   --------
  LESS DISTRIBUTIONS:
  Dividends from net
 investment income. .        (0.21)        (0.17)        (0.16)       (0.05)     (0.05)
  Distributions from
 realized gains . . .           --         (0.72)        (1.90)       (1.81)     (1.48)
                        ----------    ----------    ----------   ----------   --------
  Total dividends and
 distributions. . . .        (0.21)        (0.89)        (2.06)       (1.86)     (1.53)
                        ----------    ----------    ----------   ----------   --------
 Net asset value, end
 of year. . . . . . .   $    12.87    $    16.56    $    17.70   $    18.24   $  16.99
                        ==========    ==========    ==========   ==========   ========
Total return. . . . .       (21.03)%       (1.30)%        8.95%       18.66%     20.86%
                        ==========    ==========    ==========   ==========   ========
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 year (000's) . . . .   $1,126,754    $1,568,312    $1,418,245   $1,241,619   $877,744
Ratio of expenses to
 average net assets
 before fees paid
 indirectly . . . . .         0.64%         0.63%         0.61%        0.57%      0.58%
Ratio of expenses to
 average net assets
 after fees paid
 indirectly . . . . .         0.60%          N/A           N/A          N/A        N/A
Ratio of net
 investment income to
 average
 net assets before
 fees paid indirectly         1.34%         1.08%         0.92%        0.33%      0.38%
Ratio of net
 investment income to
 average
 net assets after fees
 paid indirectly. . .         1.38%          N/A           N/A          N/A        N/A
Portfolio turnover
 rate . . . . . . . .           75%           81%           57%          70%        74%
                                                    CLASS IB
                        ------------------------------------------------------
                                       YEAR ENDED DECEMBER 31,
                        ------------------------------------------------------
                          2002        2001        2000       1999        1998
                        ----------  ----------  ---------  ---------  -----------
 Net asset value,
 beginning of year. .   $  16.47    $  17.61    $  18.16   $  16.95    $  15.36
                        --------    --------    --------   --------    --------
  INCOME FROM
 INVESTMENT
 OPERATIONS:
  Net investment            0.16        0.13        0.13       0.01        0.03
 income . . . . . . .
  Net realized and
 unrealized gain           (3.66)
 (loss) on investments  --------       (0.42)       1.34       3.04        3.07
                                    --------    --------   --------    --------
  Total from
 investment operations     (3.50)      (0.29)       1.47       3.05        3.10
                        --------    --------    --------   --------    --------
  LESS DISTRIBUTIONS:
  Dividends from net       (0.18)      (0.13)      (0.12)     (0.03)      (0.03)
 investment income. .
  Distributions from
 realized gains . . .         --       (0.72)      (1.90)     (1.81)      (1.48)
                        --------    --------    --------   --------    --------
  Total dividends and
 distributions. . . .      (0.18)      (0.85)      (2.02)     (1.84)      (1.51)
                        --------    --------    --------   --------    --------
 Net asset value, end
 of year. . . . . . .   $  12.79    $  16.47    $  17.61   $  18.16    $  16.95
                        ========    ========    ========   ========    ========
Total return. . . . .     (21.28)%     (1.52)%      8.68%     18.37%      20.56%
                        ========    ========    ========   ========    ========
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of      $653,809    $673,499    $464,600   $261,663    $120,558
 year (000's) . . . .
Ratio of expenses to        0.89%       0.88%       0.86%      0.82%       0.83%
 average net assets
 before fees paid
 indirectly . . . . .
Ratio of expenses to        0.85%        N/A         N/A        N/A         N/A
 average net assets
 after fees paid
 indirectly . . . . .
Ratio of net                1.09%       0.83%       0.71%      0.06%       0.17%
 investment income to
 average
 net assets before
 fees paid indirectly
Ratio of net                1.13%        N/A         N/A        N/A         N/A
 investment income to
 average
 net assets after fees
 paid indirectly. . .
Portfolio turnover            75%         81%         57%        70%         74%
 rate . . . . . . . .



                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO(d):
FINANCIAL HIGHLIGHTS -- (Continued)

                                              CLASS IA
                        ----------------------------------------------------
                                      YEAR ENDED DECEMBER 31,
                        ----------------------------------------------------
                          2002       2001       2000       1999       1998
                        ---------  ---------  ---------  ---------  ---------
 Net asset value,
 beginning of year. .   $   9.88   $   9.46   $   9.18   $   9.67   $   9.44
                        --------   --------   --------   --------   --------
  INCOME FROM
 INVESTMENT
 OPERATIONS:
  Net investment
 income . . . . . . .       0.27       0.37       0.55       0.50       0.50
  Net realized and
 unrealized gain
 (loss) on investments      0.60       0.41       0.30      (0.49)      0.21
                        --------   --------   --------   --------   --------
  Total from
 investment operations      0.87       0.78       0.85       0.01       0.71
                        --------   --------   --------   --------   --------
  LESS DISTRIBUTIONS:
  Dividends from net
 investment income. .      (0.24)     (0.36)     (0.56)     (0.50)     (0.48)
  Distributions from
 realized gains . . .      (0.21)        --      (0.01)        --         --
                        --------   --------   --------   --------   --------
  Total dividends and
 distributions. . . .      (0.45)     (0.36)     (0.57)     (0.50)     (0.48)
                        --------   --------   --------   --------   --------
 Net asset value, end
 of year. . . . . . .   $  10.30   $   9.88   $   9.46   $   9.18   $   9.67
                        ========   ========   ========   ========   ========
Total return. . . . .       8.81%      8.23%      9.27%      0.02%      7.74%
                        ========   ========   ========   ========   ========
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 year (000's) . . . .   $391,662   $241,071   $142,822   $156,864   $153,383
Ratio of expenses to
 average net assets .       0.59%      0.62%      0.58%      0.55%      0.55%
Ratio of net
 investment income to
 average net assets .       3.20%      4.84%      5.83%      5.16%      5.21%
Portfolio turnover
 rate . . . . . . . .        622%       463%       541%       408%       539%
                                                   CLASS IB
                        --------------------------------------------------
                                     YEAR ENDED DECEMBER 31,
                        --------------------------------------------------
                          2002       2001      2000      1999        1998
                        ---------  ---------  --------  ---------  ----------
 Net asset value,
 beginning of year. .   $   9.83   $   9.43   $  9.15   $  9.66     $  9.43
                        --------   --------   -------   -------     -------
  INCOME FROM
 INVESTMENT
 OPERATIONS:
  Net investment            0.21       0.35      0.52      0.47        0.47
 income . . . . . . .
  Net realized and
 unrealized gain            0.64
 (loss) on investments  --------       0.39      0.31     (0.49)       0.22
                                   --------   -------   -------     -------
  Total from
 investment operations      0.85       0.74      0.83     (0.02)       0.69
                        --------   --------   -------   -------     -------
  LESS DISTRIBUTIONS:
  Dividends from net       (0.23)     (0.34)    (0.54)    (0.49)      (0.46)
 investment income. .
  Distributions from
 realized gains . . .      (0.21)        --     (0.01)       --          --
                        --------   --------   -------   -------     -------
  Total dividends and
 distributions. . . .      (0.44)     (0.34)    (0.55)    (0.49)      (0.46)
                        --------   --------   -------   -------     -------
 Net asset value, end
 of year. . . . . . .   $  10.24   $   9.83   $  9.43   $  9.15     $  9.66
                        ========   ========   =======   =======     =======
Total return. . . . .       8.58%      7.98%     8.99%    (0.23)%      7.48%
                        ========   ========   =======   =======     =======
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of      $545,598   $204,870   $71,267   $45,911     $30,898
 year (000's) . . . .
Ratio of expenses to        0.84%      0.87%     0.83%     0.80%       0.80%
 average net assets .
Ratio of net                2.95%      4.59%     5.55%     4.91%       4.87%
 investment income to
 average net assets .
Portfolio turnover           622%       463%      541%      408%        539%
 rate . . . . . . . .



                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/ALLIANCE INTERNATIONAL PORTFOLIO(d)(i):
FINANCIAL HIGHLIGHTS -- (Continued)

                                                CLASS IA
                        ----------------------------------------------------------
                                         YEAR ENDED DECEMBER 31,
                        ----------------------------------------------------------
                          2002        2001        2000           1999       1998
                        ----------  ----------    ------       ---------  ---------
 Net asset value,
 beginning of year. .   $   8.03    $  10.62    $  15.03       $  11.13   $  10.27
                        --------    --------    --------       --------   --------
  INCOME FROM
 INVESTMENT
 OPERATIONS:
  Net investment
 income (loss). . . .       0.01        0.02       (0.01)          0.08       0.09
  Net realized and
 unrealized gain
 (loss) on investments
 and foreign
 currency transactions     (0.80)      (2.42)      (3.33)          4.07       0.97
                        --------    --------    --------       --------   --------
  Total from
 investment operations     (0.79)      (2.40)      (3.34)          4.15       1.06
                        --------    --------    --------       --------   --------
  LESS DISTRIBUTIONS:
  Dividends from net
 investment
 income . . . . . . .         --          --       (0.05)            --      (0.20)
  Distributions from
 realized gains . . .         --       (0.19)      (1.02)         (0.25)        --
                        --------    --------    --------       --------   --------
  Total dividends and
 distributions. . . .         --       (0.19)      (1.07)         (0.25)     (0.20)
                        --------    --------    --------       --------   --------
 Net asset value, end
 of year. . . . . . .   $   7.24    $   8.03    $  10.62       $  15.03   $  11.13
                        ========    ========    ========       ========   ========
Total return. . . . .      (9.84)%    (22.88)%    (22.77)%        37.31%     10.57%
                        ========    ========    ========       ========   ========
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 year (000's). . . .    $876,907    $167,610    $228,325       $268,541   $204,767
Ratio of expenses to
 average net
 assets after waivers       1.02%        N/A         N/A            N/A        N/A
Ratio of expenses to
 average net
 assets after waivers
 and fees
 paid indirectly. . .       1.00%        N/A         N/A            N/A        N/A
Ratio of expenses to
 average net
 assets before waivers
 and fees
 paid indirectly (Note
 6) . . . . . . . . .       1.04%       1.10%       1.16%(c)       1.08%      1.06%
Ratio of net
 investment income
 (loss) to average net
 assets
 after waivers  . . .       0.60%        N/A         N/A            N/A        N/A
Ratio of net
 investment income
 (loss) to average net
 assets
 after waivers and
 fees paid indirectly       0.62%        N/A         N/A            N/A        N/A
Ratio of net
 investment income
 (loss) to average net
 assets
 before waivers and
 fees paid
 indirectly (Note 6).       0.58%       0.17%      (0.03)%(c)      0.70%      0.81%
Portfolio turnover
 rate . . . . . . . .         47%         77%         80%           152%        59%
                                                    CLASS IB
                        -----------------------------------------------------
                                      YEAR ENDED DECEMBER 31,
                        -----------------------------------------------------
                          2002       2001       2000          1999       1998
                        ----------  ---------   ------       --------  ---------
 Net asset value,
 beginning of year. .   $   7.94    $ 10.55    $ 14.96       $ 11.11    $10.26
                        --------    -------    -------       -------    ------
  INCOME FROM
 INVESTMENT
 OPERATIONS:
  Net investment            0.01        --#      (0.01)         0.04      0.05
 income (loss). . . .
  Net realized and
 unrealized gain           (0.82)     (2.42)     (3.33)         4.06      0.98
 (loss) on investments  --------    -------    -------       -------    ------
 and foreign
 currency transactions
  Total from
 investment operations     (0.81)     (2.42)     (3.34)         4.10      1.03
                        --------    -------    -------       -------    ------
  LESS DISTRIBUTIONS:
  Dividends from net          --         --      (0.05)           --     (0.18)
 investment
 income . . . . . . .
  Distributions from
 realized gains . . .         --      (0.19)     (1.02)        (0.25)       --
                        --------    -------    -------       -------    ------
  Total dividends and
 distributions. . . .         --      (0.19)     (1.07)        (0.25)    (0.18)
                        --------    -------    -------       -------    ------
 Net asset value, end
 of year. . . . . . .   $   7.13    $  7.94    $ 10.55       $ 14.96    $11.11
                        ========    =======    =======       =======    ======
Total return. . . . .     (10.20)%   (23.23)%   (22.86)%       36.90%    10.30%
                        ========    =======    =======       =======    ======
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of      $205,496    $36,054    $37,171       $18,977    $7,543
 year (000's). . . .
Ratio of expenses to        1.27%       N/A        N/A           N/A       N/A
 average net
 assets after waivers
Ratio of expenses to        1.25%       N/A        N/A           N/A       N/A
 average net
 assets after waivers
 and fees
 paid indirectly. . .
Ratio of expenses to        1.29%      1.35%      1.41%(c)      1.33%     1.31%
 average net
 assets before waivers
 and fees
 paid indirectly (Note
 6) . . . . . . . . .
Ratio of net                0.35%       N/A        N/A           N/A       N/A
 investment income
 (loss) to average net
 assets
 after waivers  . . .
Ratio of net                0.37%       N/A        N/A           N/A       N/A
 investment income
 (loss) to average net
 assets
 after waivers and
 fees paid indirectly
Ratio of net                0.33%     (0.08)%    (0.28)%(c)     0.36%     0.44%
 investment income
 (loss) to average net
 assets
 before waivers and
 fees paid
 indirectly (Note 6).
Portfolio turnover            47%        77%        80%          152%       59%
 rate . . . . . . . .



                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/ALLIANCE PREMIER GROWTH PORTFOLIO:
FINANCIAL HIGHLIGHTS -- (Continued)

                                          CLASS IA
                        -----------------------------------------
                                                             MAY 1,
                           YEAR ENDED DECEMBER 31,          1999* TO
                        -----------------------------       DECEMBER
                         2002       2001       2000         31, 1999
                        ---------  ---------  ---------  --------------
 Net asset value,
 beginning of period.   $  7.35    $  9.65    $ 11.87    $ 10.00
                        -------    -------    -------    -------
  INCOME FROM
 INVESTMENT
 OPERATIONS:
  Net investment
 income (loss). . . .     (0.02)     (0.01)     (0.01)      0.02
  Net realized and
 unrealized gain
 (loss) on investments    (2.26)     (2.29)     (2.14)      1.89
                        -------    -------    -------    -------
  Total from
 investment operations    (2.28)     (2.30)     (2.15)      1.91
                        -------    -------    -------    -------
  LESS DISTRIBUTIONS:
  Dividends from net
 investment income. .        --         --         --      (0.01)
  Distributions from
 realized gains . . .        --        --#      (0.07)     (0.03)
                        -------    -------    -------    -------
  Total dividends and
 distributions. . . .        --         --      (0.07)     (0.04)
                        -------    -------    -------    -------
 Net asset value, end
 of period. . . . . .   $  5.07    $  7.35    $  9.65    $ 11.87
                        =======    =======    =======    =======
Total return. . . . .    (31.02)%   (23.83)%   (18.15)%    19.14%(b)
                        =======    =======    =======    =======
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (000's) . . .   $21,361    $39,076    $49,284    $28,834
Ratio of expenses to
 average net assets
 after waivers. . . .      0.90%      0.90%      0.90%      0.90%(a)(c)
Ratio of expenses to
 average net assets
 after waivers and
 fees paid indirectly      0.89%       N/A        N/A        N/A
Ratio of expenses to
 average net assets
 before waivers and
 fees paid indirectly
 (Note 6) . . . . . .      0.99%      0.96%      0.94%      1.12%(a)(c)
Ratio of net
 investment income
 (loss) to average net
 assets after waivers     (0.24)%    (0.15)%    (0.12)%     0.45%(a)(c)
Ratio of net
 investment income
 (loss) to average net
 assets after waivers
 and fees paid
 indirectly . . . . .     (0.23)%      N/A        N/A        N/A
Ratio of net
 investment income
 (loss) to average net
 assets before waivers
 and fees paid
 indirectly (Note 6).     (0.33)%    (0.21)%    (0.16)%     0.23%(a)(c)
Portfolio turnover
 rate . . . . . . . .        99%       140%       127%        29%
Effect of voluntary
 expense limitation
 during the period:
 (Note 6)
 Per share benefit to
 net investment income  $  0.01    $   --#    $    --    $  0.01
                                                   CLASS IB
                        ----------------------------------------------
                                                                   MAY 1,
                             YEAR ENDED DECEMBER 31,              1999* TO
                        ----------------------------------        DECEMBER
                          2002        2001         2000           31, 1999
                        ----------  ----------  ------------  -----------------
 Net asset value,
 beginning of period.   $   7.31    $   9.62    $    11.86     $  10.00
                        --------    --------    ----------     --------
  INCOME FROM
 INVESTMENT
 OPERATIONS:
  Net investment           (0.03)      (0.03)        (0.03)        0.01
 income (loss). . . .
  Net realized and
 unrealized gain           (2.25)
 (loss) on investments  --------       (2.28)        (2.14)        1.89
                                    --------    ----------     --------
  Total from
 investment operations     (2.28)      (2.31)        (2.17)        1.90
                        --------    --------    ----------     --------
  LESS DISTRIBUTIONS:
  Dividends from net          --          --            --        (0.01)
 investment income. .
  Distributions from
 realized gains . . .         --         --#         (0.07)       (0.03)
                        --------    --------    ----------     --------
  Total dividends and
 distributions. . . .         --          --         (0.07)       (0.04)
                        --------    --------    ----------     --------
 Net asset value, end
 of period. . . . . .   $   5.03    $   7.31    $     9.62     $  11.86
                        ========    ========    ==========     ========
Total return. . . . .     (31.19)%    (24.01)%      (18.34)%      18.97%(b)
                        ========    ========    ==========     ========
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of      $580,975    $924,331    $1,341,788     $451,323
 period (000's) . . .
Ratio of expenses to        1.15%       1.15%         1.15%        1.15%(a)(c)
 average net assets
 after waivers. . . .
Ratio of expenses to        1.14%        N/A           N/A          N/A
 average net assets
 after waivers and
 fees paid indirectly
Ratio of expenses to        1.24%       1.21%         1.19%        1.37%(a)(c)
 average net assets
 before waivers and
 fees paid indirectly
 (Note 6) . . . . . .
Ratio of net               (0.49)%     (0.40)%       (0.37)%       0.20%(a)(c)
 investment income
 (loss) to average net
 assets after waivers
Ratio of net               (0.48)%       N/A           N/A          N/A
 investment income
 (loss) to average net
 assets after waivers
 and fees paid
 indirectly . . . . .
Ratio of net               (0.58)%     (0.46)%       (0.40)%     (0.02)%(a)(c)
 investment income
 (loss) to average net
 assets before waivers
 and fees paid
 indirectly (Note 6).
Portfolio turnover            99%        140%          127%          29%
 rate . . . . . . . .
Effect of voluntary
 expense limitation
 during the period:
 (Note 6)
 Per share benefit to   $   0.01    $    --#    $       --     $   0.01
 net investment income



                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/ALLIANCE QUALITY BOND PORTFOLIO(d)(e):
FINANCIAL HIGHLIGHTS -- (Continued)

                                              CLASS IA
                        -----------------------------------------------------

                                       YEAR ENDED DECEMBER 31,
                        -----------------------------------------------------
                          2002       2001       2000       1999        1998
                        ---------  ---------  ---------  ----------  ---------
 Net asset value,
 beginning of period.   $   9.81   $   9.55   $   9.11   $   9.84    $   9.74
                        --------   --------   --------   --------    --------
  INCOME FROM
 INVESTMENT
 OPERATIONS:
  Net investment
 income . . . . . . .       0.32       0.57       0.60       0.54        0.55
  Net realized and
 unrealized gain
 (loss) on investments
 and foreign currency
 transactions . . . .       0.45       0.22       0.44      (0.74)       0.28
                        --------   --------   --------   --------    --------
  Total from
 investment operations      0.77       0.79       1.04      (0.20)       0.83
                        --------   --------   --------   --------    --------
  LESS DISTRIBUTIONS:
  Dividends from net
 investment income. .      (0.28)     (0.53)     (0.60)     (0.50)      (0.53)
  Distributions from
 realized gains . . .      (0.13)        --         --      (0.03)      (0.20)
                        --------   --------   --------   --------    --------
  Total dividends and
 distributions. . . .      (0.41)     (0.53)     (0.60)     (0.53)      (0.73)
                        --------   --------   --------   --------    --------
 Net asset value, end
 of period. . . . . .   $  10.17   $   9.81   $   9.55   $   9.11    $   9.84
                        ========   ========   ========   ========    ========
Total return. . . . .       7.91%      8.28%     11.48%     (2.00)%      8.69%
                        ========   ========   ========   ========    ========
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (000's) . . .   $341,209   $309,097   $553,109   $329,895    $322,418
Ratio of expenses to
 average net assets .       0.62%      0.60%      0.59%      0.56%       0.57%
Ratio of net
 investment income to
 average
 net assets . . . . .       3.16%      5.31%      6.34%      5.64%       5.48%
Portfolio turnover
 rate . . . . . . . .        755%       301%       282%       147%        194%
                                                         CLASS IB
                        ------------------------------------------------------------
                                                                       JUNE 8,
                               YEAR ENDED DECEMBER 31,                 1998* TO
                        ------------------------------------           DECEMBER
                          2002      2001      2000     1999            31, 1998
                        ---------  --------  -------  --------  --------------------------
 Net asset value,
 beginning of period.   $   9.77   $  9.52   $ 9.09   $ 9.84              $      9.90
                        --------   -------   ------   ------     --------------------
  INCOME FROM
 INVESTMENT
 OPERATIONS:
  Net investment            0.29      0.51     0.57     0.52                     0.25
 income . . . . . . .
  Net realized and
 unrealized gain            0.46      0.25     0.45    (0.75)                    0.14
 (loss) on investments  --------   -------   ------   ------     --------------------
 and foreign currency
 transactions . . . .
  Total from
 investment operations      0.75      0.76     1.02    (0.23)                    0.39
                        --------   -------   ------   ------     --------------------
  LESS DISTRIBUTIONS:
  Dividends from net       (0.27)    (0.51)   (0.59)   (0.49)                   (0.25)
 investment income. .
  Distributions from
 realized gains . . .      (0.13)       --       --    (0.03)                   (0.20)
                        --------   -------   ------   ------     --------------------
  Total dividends and
 distributions. . . .      (0.40)    (0.51)   (0.59)   (0.52)                   (0.45)
                        --------   -------   ------   ------     --------------------
 Net asset value, end
 of period. . . . . .   $  10.12   $  9.77   $ 9.52   $ 9.09              $      9.84
                        ========   =======   ======   ======     ====================
Total return. . . . .       7.68%     8.04%   11.28%   (2.25)%                   4.05%(b)
                        ========   =======   ======   ======     ====================
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of      $189,680   $46,843   $9,159   $1,094              $        10
 period (000's) . . .
Ratio of expenses to        0.87%     0.85%    0.84%    0.81%                    0.81%(a)
 average net assets .
Ratio of net                2.91%     4.97%    5.98%    5.39%                    5.06%(a)
 investment income to
 average
 net assets . . . . .
Portfolio turnover           755%      301%     282%     147%                     194%
 rate . . . . . . . .



                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/ALLIANCE SMALL CAP GROWTH PORTFOLIO(d)(m):
FINANCIAL HIGHLIGHTS -- (Continued)

                                                CLASS IA
                        --------------------------------------------------------
                                        YEAR ENDED DECEMBER 31,
                        --------------------------------------------------------
                          2002        2001        2000        1999        1998
                        ----------  ----------  ----------  ----------  ----------
 Net asset value,
 beginning of year. .   $  12.90    $  15.06    $  15.11    $  11.82    $  12.35
                        --------    --------    --------    --------    --------
  INCOME FROM
 INVESTMENT
 OPERATIONS:
  Net investment
 income (loss). . . .      (0.06)      (0.06)      (0.07)      (0.05)       0.01
  Net realized and
 unrealized gain
 (loss) on investments     (3.82)      (1.89)       1.99        3.34       (0.54)
                        --------    --------    --------    --------    --------
  Total from
 investment operations     (3.88)      (1.95)       1.92        3.29       (0.53)
                        --------    --------    --------    --------    --------
  LESS DISTRIBUTIONS:
  Distributions from
 realized gains . . .         --       (0.21)      (1.97)         --          --
                        --------    --------    --------    --------    --------
 Net asset value, end
 of year. . . . . . .   $   9.02    $  12.90    $  15.06    $  15.11    $  11.82
                        ========    ========    ========    ========    ========
Total return. . . . .     (30.08)%    (13.03)%     14.12%      27.75%      (4.28)%
                        ========    ========    ========    ========    ========
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 year (000's) . . . .   $317,679    $461,312    $501,596    $241,000    $198,360
Ratio of expenses to
 average net assets
 before fees paid
 indirectly . . . . .       0.83%       0.81%       0.84%       0.95%       0.96%
Ratio of expenses to
 average net assets
 after fees paid
 indirectly . . . . .       0.81%        N/A         N/A         N/A         N/A
Ratio of net
 investment income
 (loss) to average net
 assets before fees
 paid indirectly. . .      (0.57)%     (0.49)%     (0.37)%     (0.40)%      0.08%
Ratio of net
 investment income
 (loss) to average net
 assets after fees
 paid indirectly. . .      (0.55)%       N/A         N/A         N/A         N/A
Portfolio turnover
 rate . . . . . . . .        110%        110%        142%        221%         94%
                                                CLASS IB
                        --------------------------------------------------------
                                        YEAR ENDED DECEMBER 31,
                        --------------------------------------------------------
                          2002        2001        2000        1999         1998
                        ----------  ----------  ----------  ----------  ------------
 Net asset value,
 beginning of year. .   $  12.75    $  14.92    $  15.03    $  11.79     $  12.34
                        --------    --------    --------    --------     --------
  INCOME FROM
 INVESTMENT
 OPERATIONS:
  Net investment           (0.08)      (0.08)      (0.11)      (0.08)       (0.02)
 income (loss). . . .
  Net realized and
 unrealized gain           (3.77)
 (loss) on investments  --------       (1.88)       1.97        3.32        (0.53)
                                    --------    --------    --------     --------
  Total from
 investment operations     (3.85)      (1.96)       1.86        3.24        (0.55)
                        --------    --------    --------    --------     --------
  LESS DISTRIBUTIONS:
  Distributions from
 realized gains . . .         --       (0.21)      (1.97)         --           --
                        --------    --------    --------    --------     --------
 Net asset value, end
 of year. . . . . . .   $   8.90    $  12.75    $  14.92    $  15.03     $  11.79
                        ========    ========    ========    ========     ========
Total return. . . . .     (30.20)%    (13.28)%     13.78%      27.46%       (4.44)%
                        ========    ========    ========    ========     ========
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of      $308,406    $387,833    $360,635    $162,331     $112,254
 year (000's) . . . .
Ratio of expenses to        1.08%       1.06%       1.09%       1.20%        1.20%
 average net assets
 before fees paid
 indirectly . . . . .
Ratio of expenses to        1.06%        N/A         N/A         N/A          N/A
 average net assets
 after fees paid
 indirectly . . . . .
Ratio of net               (0.82)%     (0.74)%     (0.62)%     (0.65)%      (0.17)%
 investment income
 (loss) to average net
 assets before fees
 paid indirectly. . .
Ratio of net               (0.80)%       N/A         N/A         N/A          N/A
 investment income
 (loss) to average net
 assets after fees
 paid indirectly. . .
Portfolio turnover           110%        110%        142%        221%          94%
 rate . . . . . . . .



                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/ALLIANCE TECHNOLOGY PORTFOLIO:
FINANCIAL HIGHLIGHTS -- (Continued)

                                                 CLASS IA
CLASS IB
                                  -----------------------------------            --------------
---------------------
                                                                MAY 1,
MAY 1,
                                  YEAR ENDED DECEMBER 31,      2000* TO          YEAR ENDED
DECEMBER 31,        2000* TO
                                  ------------------------     DECEMBER          --------------
----------       DECEMBER
                                    2002         2001          31, 2000            2002
2001            31, 2000
                                  -----------  -----------  --------------       -----------  -
----------  ------------------
 Net asset value, beginning
   of period                       $  5.06      $  6.68     $ 10.00              $   5.04     $
6.67      $  10.00
                                   -------      -------     -------              --------     -
-------      --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss). .    (0.03)       (0.01)       0.01                 (0.03)
(0.03)           --
  Net realized and unrealized loss on
 investments. . . . . . . . . . .    (2.02)       (1.61)      (3.33)                (2.02)
(1.60)        (3.33)
                                   -------      -------     -------              --------     -
-------      --------
  Total from investment operations   (2.05)       (1.62)      (3.32)                (2.05)
(1.63)        (3.33)
                                   -------      -------     -------              --------     -
-------      --------
  LESS DISTRIBUTIONS:
  Distributions from net investment
 income . . . . . . . . . . . . .       --          --#          --                    --
--#            --
                                   -------      -------     -------              --------     -
-------      --------
 Net asset value, end of period .  $  3.01      $  5.06     $  6.68              $   2.99     $
5.04      $   6.67
                                   =======      =======     =======              ========
========      ========
Total return. . . . . . . . . . .   (40.51)%     (24.24)%    (33.20)%(b)           (40.67)%
(24.43)%      (33.30)%(b)
                                   =======      =======     =======              ========
========      ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .$11,263      $24,326     $22,880              $194,971
$320,756      $275,140
Ratio of expenses to average net
 assets after waivers . . . . . . .   0.90%        0.90%       0.90%(a)(c)           1.15%
1.15%         1.15%(a)(c)
Ratio of expenses to average net
 assets after waivers and fees paid
 indirectly . . . . . . . . . . . .   0.88%         N/A         N/A                  1.13%
N/A           N/A
Ratio of expenses to average net
 assets before waivers and fees paid
 indirectly (Note 6). . . . . . . .   1.00%        0.98%       0.96%(a)(c)           1.25%
1.23%         1.21%(a)(c)
Ratio of net investment income (loss)
 to average net assets after waivers.(0.71)%      (0.31)%      0.25%(a)(c)          (0.96)%
(0.56)%       (0.00)%(a)(c)
Ratio of net investment income (loss)
 to average net assets after waivers
 and fees paid indirectly . . . . . .(0.69)%        N/A         N/A                 (0.94)%
N/A           N/A
Ratio of net investment income (loss)
 to average net assets before waivers
 and fees paid indirectly
 (Note 6) . . . . . . . . . . . . . .(0.81)%      (0.39)%      0.18%(a)(c)          (1.06)%
(0.64)%       (0.07)%(a)(c)
Portfolio turnover rate . . . . . . .   80%          41%         49%                   80%
41%           49%
Effect of voluntary expense limitation
 during the period: (Note 6)
Per share benefit to net investment
 income . . . . . . . . . . . . . .$   --#      $   --#     $    --              $    --#     $
--#      $     --



                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/BALANCED PORTFOLIO(D)(G)(J):
FINANCIAL HIGHLIGHTS -- (Continued)

                                                                CLASS IA
                                    -----------------------------------------------------------
------

                                                        YEAR ENDED DECEMBER 31,
                                    -----------------------------------------------------------
------
                                       2002          2001          2000          1999
1998
                                    ------------  ------------  ------------  -----------  ----
-------
 Net asset value, beginning of
 period . . . . . . . . . . . . .   $    14.52    $    15.20    $    19.18    $    18.51   $
17.58
                                    ----------    ----------    ----------    ----------   ----
------
  INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment income . . . . .         0.33          0.40          0.60          0.52
0.56
  Net realized and unrealized gain
 (loss) on investments and foreign
 currency transactions. . . . . .        (2.15)        (0.69)        (0.92)         2.69
2.54
                                    ----------    ----------    ----------    ----------   ----
------
  Total from investment operations       (1.82)        (0.29)        (0.32)         3.21
3.10
                                    ----------    ----------    ----------    ----------   ----
------
  LESS DISTRIBUTIONS:
  Dividends from net investment
 income . . . . . . . . . . . . .        (0.16)        (0.39)        (0.62)        (0.56)
(0.50)
  Distributions from realized
 gains. . . . . . . . . . . . . .           --            --         (3.04)        (1.98)
(1.67)
                                    ----------    ----------    ----------    ----------   ----
------
  Total dividends and
 distributions. . . . . . . . . .        (0.16)        (0.39)        (3.66)        (2.54)
(2.17)
                                    ----------    ----------    ----------    ----------   ----
------
 Net asset value, end of period .   $    12.54    $    14.52    $    15.20    $    19.18   $
18.51
                                    ==========    ==========    ==========    ==========
==========
Total return. . . . . . . . . . .       (12.52)%       (1.85)%       (1.32)%       17.79%
18.11%
                                    ==========    ==========    ==========    ==========
==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)   $2,908,058    $2,122,401    $1,914,143    $2,126,313
$1,936,429
Ratio of expenses to average net
 assets after waivers . . . . . .         0.65%         0.65%          N/A           N/A
N/A
Ratio of expenses to average net
 assets after waivers and fees
 paid indirectly. . . . . . . . .         0.63%          N/A           N/A           N/A
N/A
Ratio of expenses to average net
 assets before waivers and fees
 paid indirectly (Note 6) . . . .         0.66%         0.65%         0.59%         0.44%
0.45%
Ratio of net investment income
 to average net assets after
 waivers. . . . . . . . . . . . .         1.91%         2.74%          N/A           N/A
N/A
Ratio of net investment income to
 average net assets after waivers
 and fees paid indirectly . . . .         1.93%          N/A           N/A           N/A
N/A
Ratio of net investment income to
 average net assets before waivers
 and fees paid
 indirectly (Note 6). . . . . . .         1.90%         2.74%         3.17%         2.68%
3.00%
Portfolio turnover rate . . . . .          337%          184%          183%          107%
95%
Effect of voluntary expense
 limitation during the period:
 (Note 6). . . . . . . .
 Per share benefit to net
 investment income                  $      --#    $       --           N/A           N/A
N/A
                                                             CLASS IB
                                    --------------------------------------------------------
                                                                                     JULY 8
                                             YEAR ENDED DECEMBER 31,                1998* TO
                                    ------------------------------------------      DECEMBER
                                      2002        2001       2000       1999        31, 1998
                                    ----------  ----------  ---------  --------     -----
 Net asset value, beginning of
 period . . . . . . . . . . . . .   $  14.45    $  15.14    $ 19.15    $ 18.51         $19.48
                                    --------    --------    -------    -------         ------
  INCOME FROM INVESTMENT
 OPERATIONS:

  Net investment income . . . . .       0.26        0.35       0.55       0.47           0.24
  Net realized and unrealized gain
 (loss) on investments and foreign
 currency transactions. . . . . .      (2.10)      (0.67)     (0.93)      2.69           0.66
                                    --------    --------    -------    -------         ------


  Total from investment operations     (1.84)      (0.32)     (0.38)      3.16           0.90
                                    --------    --------    -------    -------         ------

  LESS DISTRIBUTIONS:
  Dividends from net investment        (0.14)      (0.37)     (0.59)     (0.54)
 income . . . . . . . . . . . . .                                                       (0.20)

  Distributions from realized
 gains. . . . . . . . . . . . . .         --          --      (3.04)     (1.98)         (1.67)
                                    --------    --------    -------    -------         ------

  Total dividends and
 distributions. . . . . . . . . .      (0.14)      (0.37)     (3.63)     (2.52)         (1.87)
                                    --------    --------    -------    -------         ------


 Net asset value, end of period .   $  12.47    $  14.45    $ 15.14    $ 19.15         $18.51
                                    ========    ========    =======    =======         ======


Total return. . . . . . . . . . .     (12.71)%     (2.08)%    (1.58)%    17.50%
4.92%(b)
                                    ========    ========    =======    =======         ======

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000's)   $665,088    $359,212    $41,282    $10,701         $   10
Ratio of expenses to average net        0.90%       0.90%       N/A        N/A
 assets after waivers . . . . . .                                                         N/A
Ratio of expenses to average net        0.88%        N/A        N/A        N/A
 assets after waivers and fees                                                            N/A
 paid indirectly. . . . . . . . .
Ratio of expenses to average net        0.91%       0.90%      0.84%      0.69%
 assets before waivers and fees
0.70%(a)
 paid indirectly (Note 6) . . . .
Ratio of net investment income          1.66%       3.72%       N/A        N/A
 to average net assets after                                                              N/A
 waivers. . . . . . . . . . . . .
Ratio of net investment income to       1.68%        N/A        N/A        N/A
 average net assets after waivers                                                         N/A
 and fees paid indirectly . . . .
Ratio of net investment income to       1.65%       3.72%      2.92%      2.43%
 average net assets before waivers
2.65%(a)
 and fees paid
 indirectly (Note 6). . . . . . .

Portfolio turnover rate . . . . .        337%        184%       183%       107%            95%
Effect of voluntary expense
 limitation during the period:
 (Note 6). . . . . . . .
 Per share benefit to net           $    --#    $     --        N/A        N/A
 investment income                                                                        N/A



                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/BERNSTEIN DIVERSIFIED VALUE PORTFOLIO(h):
FINANCIAL HIGHLIGHTS -- (Continued)

                                              CLASS IA
CLASS IB
                                   ----------------------------          ----------------------
------------------------------
                                       YEAR          MAY 18,
                                       ENDED        2001* TO                           YEAR
ENDED DECEMBER 31,
                                    DECEMBER 31,  DECEMBER 31,           ----------------------
------------------------------
                                       2002            2001                2002        2001
2000       1999      1998**
                                   -------------  ----------------       ----------  ---------
---------  ---------  -------
 Net asset value, beginning of
 period . . . . . . . . . . . . .   $ 11.77      $       12.26          $   11.77   $  11.73
$  12.06   $  11.94    $ 10.00
                                    -------      -------------          ---------   --------
--------   --------    -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income . . . . .      0.18               0.11               0.14       0.11
0.09       0.11       0.06
  Net realized and unrealized gain
 (loss) on investments and from
 currency transactions. . . . . . .   (1.76)             (0.26)             (1.74)      0.25
(0.33)      0.31       1.94
                                    -------      -------------          ---------   --------
--------   --------    -------
  Total from investment operations.   (1.58)             (0.15)             (1.60)      0.36
(0.24)      0.42       2.00
                                    -------      -------------          ---------   --------
--------   --------    -------
  LESS DISTRIBUTIONS:
  Dividends from net investment
 income . . . . . . . . . . . . . .  (0.16)             (0.13)             (0.14)     (0.11)
(0.09)     (0.11)     (0.06)
  Distributions from realized gains     --              (0.21)                --      (0.21)
--      (0.19)        --
                                    ------      -------------          ---------   --------   -
-------   --------    -------
  Total dividends and distributions  (0.16)             (0.34)             (0.14)     (0.32)
(0.09)     (0.30)     (0.06)
                                   -------      -------------          ---------   --------   -
-------   --------    -------
 Net asset value, end of period . .$ 10.03      $       11.77          $   10.03   $  11.77   $
11.73   $  12.06    $ 11.94
                                   =======      =============          =========   ========
========   ========    =======
Total return. . . . . . . . . . . . (13.42)%       (1.21)%(b)           (13.61)%      3.09%
(1.94)%      3.55%     20.01%
                                   =======      =============          =========   ========
========   ========    =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .$21,214      $      18,000          $ 800,212   $608,741
$176,049   $133,503    $74,588
Ratio of expenses to average net
 assets after waivers . . . . . . .   0.70%              0.70(a)           0.95%      0.95%
0.95%      0.94%      0.90%
Ratio of expenses to average net
 assets after waivers and fees paid
 indirectly . . . . . . . . . . . .   0.69%               N/A              0.94%        N/A
N/A        N/A        N/A
Ratio of expenses to average net
 assets before waivers and fees paid
 indirectly (Note 6). . . . . . . .   0.73%          0.73%(a)              0.98%      0.98%
0.95%      1.00%      1.20%
Ratio of net investment income to
 average net assets after waivers .   1.77%          1.69%(a)              1.52%      1.40%
0.91%      1.10%      1.19%
Ratio of net investment income to
 average net assets after waivers
 and fees paid indirectly . . . . .   1.78%               N/A              1.53%        N/A
N/A        N/A        N/A
Ratio of net investment income to
 average net assets before waivers
 and fees paid indirectly (Note 6).   1.75%          1.66%(a)              1.50%      1.37%
0.91%      1.04%      0.89%
Portfolio turnover rate . . . . . .     13%                90%               13%        90%
33%        32%        37%
Effect of voluntary expense
 limitation during the period: (Note
 6)
 Per share benefit to net investment
 income . . . . . . . . . . . . . .$   --#      $         --#          $      --   $    --#   $
--   $   0.01    $  0.02



                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO:
FINANCIAL HIGHLIGHTS -- (Continued)

                         CLASS IA                               CLASS IB
                        -----------       -------------------------------------------
                         OCTOBER 2                                         SEPTEMBER 1
                         2002* TO           YEAR ENDED DECEMBER 31,         1999* TO
                         DECEMBER         ----------------------------      DECEMBER
                         31, 2002          2002       2001       2000       31, 1999
                        -----------       ---------  ---------  --------   -----------
 Net asset value,
 beginning of period.   $ 5.64            $  7.99    $  9.64    $10.76     $10.00
                        ------            -------    -------    ------     ------
  INCOME FROM
 INVESTMENT
 OPERATIONS:
  Net investment loss      --#              (0.01)     (0.02)    (0.01)     (0.01)
  Net realized and
 unrealized gain
 (loss) on investments    0.24              (2.10)     (1.37)    (0.34)      0.83
                        ------            -------    -------    ------     ------
  Total from
 investment operations    0.24              (2.11)     (1.39)    (0.35)      0.82
                        ------            -------    -------    ------     ------
  LESS DISTRIBUTIONS:
  Distributions from
 realized gains . . .       --                 --      (0.26)    (0.77)     (0.06)
                        ------            -------    -------    ------     ------
 Net asset value, end
 of period. . . . . .   $ 5.88            $  5.88    $  7.99    $ 9.64     $10.76
                        ======            =======    =======    ======     ======
Total return. . . . .     4.26%(b)         (26.41)%   (14.74)%   (2.87)%     8.09%(b)
                        ======            =======    =======    ======     ======
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (000's) . . .   $   51            $11,064    $ 5,898    $3,922     $2,622
Ratio of expenses to
 average net assets
 after waivers and
 reimbursements . . .     0.80%(a)           1.05%      1.05%     1.05%      1.05%(a)
Ratio of expenses to
 average net assets
 after waivers,
 reimbursements and
 fees paid indirectly     0.70%(a)           0.95%       N/A       N/A        N/A
Ratio of expenses to
 average net assets
 before waivers,
 reimbursements and
 fees paid indirectly
 (Note 6) . . . . . .     1.82%(a)           2.07%      2.36%     2.37%      5.38%(a)
Ratio of net
 investment loss to
 average net assets
 after waivers and
 reimbursements . . .    (0.13)%(a)         (0.38)%    (0.33)%   (0.11)%    (0.19)%(a)
Ratio of net
 investment loss to
 average net assets
 after waivers,
 reimbursements and
 fees paid indirectly    (0.03)%(a)         (0.28)%      N/A       N/A        N/A
Ratio of net
 investment loss to
 average net assets
 before waivers,
 reimbursements and
 fees paid indirectly
 (Note 6) . . . . . .    (1.15)%(a)         (1.40)%    (1.64)%   (1.43)%    (4.52)%(a)
Portfolio turnover
 rate . . . . . . . .      130%               130%        46%       81%        45%
Effect of voluntary
 expense limitation
 during the period:
 (Note 6)
 Per share benefit to
 net investment loss.   $ 0.02            $  0.04    $  0.08    $ 0.10     $   --



                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO:
FINANCIAL HIGHLIGHTS -- (Continued)

                          CLASS IA                            CLASS IB
                        ------------       ------------------------------------------------
                          MARCH 25                                                 MAY 1,
                          2002* TO             YEAR ENDED DECEMBER 31,            1999* TO
                        DECEMBER 31,       --------------------------------     DECEMBER 31,
                            2002             2002        2001        2000           1999
                        ------------       ----------  ----------  ----------  --------------
 Net asset value,
 beginning of period.   $  8.77            $   8.77    $  11.28    $  14.10     $ 10.00
                        -------            --------    --------    --------     -------
  INCOME FROM
 INVESTMENT
 OPERATIONS:
  Net investment
 income . . . . . . .      0.05                0.06        0.04        0.10          --
  Net realized and
 unrealized gain
 (loss) on investments
 and foreign currency
 transactions . . . .     (1.35)              (1.37)      (2.38)      (2.68)       4.10
                        -------            --------    --------    --------     -------
  Total from
 investment operations    (1.30)              (1.31)      (2.34)      (2.58)       4.10
                        -------            --------    --------    --------     -------
  LESS DISTRIBUTIONS:
  Dividends from net
 investment income. .     (0.12)              (0.11)      (0.14)      (0.07)         --
  Distributions from
 realized gains . . .        --                  --       (0.03)      (0.17)         --
                        -------            --------    --------    --------     -------
  Total dividends and
 distributions. . . .     (0.12)              (0.11)      (0.17)      (0.24)         --
                        -------            --------    --------    --------     -------
 Net asset value, end
 of period. . . . . .   $  7.35            $   7.35    $   8.77    $  11.28     $ 14.10
                        =======            ========    ========    ========     =======
Total return. . . . .    (14.81)%(b)         (15.00)%    (20.89)%    (19.19)%     41.00%(b)
                        =======            ========    ========    ========     =======
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (000's) . . .   $    84            $125,521    $101,683    $110,486     $52,049
Ratio of expenses to
 average net assets
 after waivers. . . .      0.95%(a)            1.20%       1.20%       1.20%       1.20%(a)
Ratio of expenses to
 average net assets
 after waivers and
 fees paid indirectly      0.92%(a)            1.17%        N/A         N/A         N/A
Ratio of expenses to
 average net assets
 before waivers and
 fees paid indirectly
 (Note 6) . . . . . .      1.14%(a)            1.39%       1.39%       1.28%       1.65%(a)
Ratio of net
 investment income to
 average net assets
 after waivers. . . .      0.76%(a)            0.51%       0.39%       0.37%       0.02%(a)
Ratio of net
 investment income to
 average net assets
 after waivers and
 fees paid indirectly      0.79%(a)            0.54%        N/A         N/A         N/A
Ratio of net
 investment income
 (loss) to average net
 assets before waivers
 and fees paid
 indirectly (Note 6).      0.57%(a)            0.32%       0.20%       0.29%      (0.43)%(a)
Portfolio turnover
 rate . . . . . . . .        23%                 23%         38%         26%         28%
Effect of voluntary
 expense limitation
 during the period:
 (Note 6)
 Per share benefit to
 net investment income  $  0.01            $   0.01    $   0.02    $   0.02     $  0.02



                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO(k):
FINANCIAL HIGHLIGHTS -- (Continued)

                          CLASS IA                           CLASS IB
                        ------------       -------------------------------------------
                         MARCH 25,                                               MAY 1,
                          2002* TO                                              1999* TO
                        DECEMBER 31,          YEAR ENDED DECEMBER 31,         DECEMBER 31,
                            2002           -------------------------------        1999
                        ------------         2002        2001       2000     --------------
                                           ----------  ----------  --------
 Net asset value,
 beginning of period.   $ 10.84            $  10.93    $  11.18    $ 10.69    $ 10.00
                        -------            --------    --------    -------    -------
  INCOME FROM
 INVESTMENT
 OPERATIONS:
  Net investment
 income . . . . . . .      0.11                0.04        0.02       0.04       0.02
  Net realized and
 unrealized gain
 (loss) on investments
 and foreign currency
 transactions . . . .     (2.71)              (2.73)      (0.25)      0.59       0.69
                        -------            --------    --------    -------    -------
  Total from
 investment operations    (2.60)              (2.69)      (0.23)      0.63       0.71
                        -------            --------    --------    -------    -------
  LESS DISTRIBUTIONS:
  Dividends from net
 investment income. .     (0.02)              (0.02)      (0.02)     (0.04)     (0.02)
  Distributions from
 realized gains . . .        --                  --          --      (0.10)        --
                        -------            --------    --------    -------    -------
  Total dividends and
 distributions. . . .     (0.02)              (0.02)      (0.02)     (0.14)     (0.02)
                        -------            --------    --------    -------    -------
 Net asset value, end
 of period. . . . . .   $  8.22            $   8.22    $  10.93    $ 11.18    $ 10.69
                        =======            ========    ========    =======    =======
Total return. . . . .    (23.94)%(b)         (24.62)%     (2.04)%     5.92%      7.10%(b)
                        =======            ========    ========    =======    =======
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (000's) . . .   $    82            $563,396    $111,944    $77,959    $33,903
Ratio of expenses to
 average net assets
 after waivers. . . .      0.70%(a)            0.95%       0.95%      0.95%      0.95%(a)
Ratio of expenses to
 average net assets
 after waivers and
 fees paid indirectly      0.18%(a)            0.43%        N/A        N/A        N/A
Ratio of expenses to
 average net assets
 before waivers and
 fees paid indirectly
 (Note 6) . . . . . .      0.81%(a)            1.06%       1.05%      1.06%      1.35%(a)
Ratio of net
 investment income to
 average net assets
 after waivers. . . .      0.75%(a)            0.50%       0.26%      0.47%      0.37%(a)
Ratio of net
 investment income to
 average net assets
 after waivers and
 fees paid indirectly      1.27%(a)            1.02%        N/A        N/A        N/A
Ratio of net
 investment income to
 average net assets
 before waivers and
 fees paid indirectly
 (Note 6) . . . . . .      0.64%(a)            0.39%       0.16%      0.37%     (0.03)%(a)
Portfolio turnover
 rate . . . . . . . .       222%                222%         30%        38%        36%
Effect of voluntary
 expense limitation
 during the period:
 (Note 6)
 Per share benefit to
 net investment income  $  0.01            $    --#    $   0.01    $  0.01    $  0.02



                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO(n):
FINANCIAL HIGHLIGHTS -- (Continued)

                          CLASS IA                           CLASS IB
                        ------------       -----------------------------------------------
                         MARCH 25,                                                MAY1,
                          2002* TO             YEAR ENDED DECEMBER 31,           1999* TO
                        DECEMBER 31,       --------------------------------    DECEMBER 31,
                            2002             2002        2001        2000          1999
                        ------------       ----------  ----------  ---------  --------------
 Net asset value,
 beginning of period.   $ 10.12            $  10.22    $  10.46    $  10.32    $ 10.00
                        -------            --------    --------    --------    -------
  INCOME FROM
 INVESTMENT
 OPERATIONS:
  Net investment
 income . . . . . . .      0.05                0.03        0.03        0.05       0.02
  Net realized and
 unrealized gain
 (loss) on investments    (2.35)              (2.45)      (0.24)       0.30       0.35
                        -------            --------    --------    --------    -------
  Total from
 investment operations    (2.30)              (2.42)      (0.21)       0.35       0.37
                        -------            --------    --------    --------    -------
  LESS DISTRIBUTIONS:
  Dividends from net
 investment income. .     (0.05)              (0.03)      (0.03)      (0.05)     (0.02)
  Distributions from
 realized gains . . .        --                  --         --#       (0.16)     (0.03)
                        -------            --------    --------    --------    -------
  Total dividends and
 distributions. . . .     (0.05)              (0.03)      (0.03)      (0.21)     (0.05)
                        -------            --------    --------    --------    -------
 Net asset value, end
 of period. . . . . .   $  7.77            $   7.77    $  10.22    $  10.46    $ 10.32
                        =======            ========    ========    ========    =======
Total return. . . . .    (22.77)%(b)         (23.68)%     (2.01)%      3.56%      3.76%(b)
                        =======            ========    ========    ========    =======
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (000's) . . .   $    93            $273,334    $198,364    $136,485    $67,472
Ratio of expenses to
 average net assets
 after waivers. . . .      0.70%(a)            0.95%       0.95%       0.95%      0.95%(a)
Ratio of expenses to
 average net assets
 after waivers and
 fees paid indirectly      0.66%(a)            0.91%        N/A         N/A        N/A
Ratio of expenses to
 average net assets
 before waivers and
 fees paid indirectly
 (Note 6) . . . . . .      0.77%(a)            1.02%       1.01%       1.01%      1.23%(a)
Ratio of net
 investment income to
 average net assets
 after waivers. . . .      0.68%(a)            0.43%       0.32%       0.60%      0.63%(a)
Ratio of net
 investment income to
 average net assets
 after waivers and
 fees paid indirectly      0.72%(a)            0.47%        N/A         N/A        N/A
Ratio of net
 investment income to
 average net assets
 before waivers and
 fees paid indirectly
 (Note 6) . . . . . .      0.61%(a)            0.36%       0.26%       0.54%      0.35%(a)
Portfolio turnover
 rate . . . . . . . .        30%                 30%         36%         43%        50%
Effect of voluntary
 expense limitation
 during the period:
 (Note 6)
 Per share benefit to
 net investment income  $   --#            $    --#    $    --#    $   0.01    $  0.01



                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/EMERGING MARKETS EQUITY PORTFOLIO:
FINANCIAL HIGHLIGHTS -- (Continued)

                                             CLASS IA                                   CLASS
IB
                                           ------------       ---------------------------------
----------------------------
                                            OCTOBER 2,
                                             2002* TO                            YEAR ENDED
DECEMBER 31,
                                           DECEMBER 31,       ---------------------------------
----------------------------
                                               2002                2002           2001
2000        1999        1998
                                           ------------       ----------------  ----------  ---
-------  ----------  -----------
 Net asset value, beginning of period. . . .$4.85             $         5.61    $   5.93    $
11.22    $   5.79     $  7.96
                                            -----             --------------    --------    ---
-----    --------     -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) . . . . . . .  --#                      (0.01)       0.02
(0.08)      (0.01)       0.03
  Net realized and unrealized gain (loss) on
 investments and foreign currency
 transactions. . . . . . . . . . . . . . . . 0.44                      (0.32)      (0.33)
(4.37)       5.55       (2.18)
                                            -----             --------------    --------    ---
-----    --------     -------
  Total from investment operations . . . . . 0.44                      (0.33)      (0.31)
(4.45)       5.54       (2.15)
                                            -----             --------------    --------    ---
-----    --------     -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income . . .   --                         --          --
--          --       (0.02)
  Distributions from realized gains. . . . .   --                         --       (0.01)
(0.84)      (0.11)         --
                                            -----             --------------    --------    ---
-----    --------     -------
  Total dividends and distributions. . . . .   --                         --       (0.01)
(0.84)      (0.11)      (0.02)
                                            -----             --------------    --------    ---
-----    --------     -------
 Net asset value, end of year. . . . . . . .$5.29             $         5.28    $   5.61    $
5.93    $  11.22     $  5.79
                                            =====             ==============    ========
========    ========     =======
Total return . . . . . . . . . . . . . . .  9.07%(b)                  (6.05)%     (5.09)%
(40.12)%     95.82%     (27.10)%
                                            =====             ==============    ========
========    ========     =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's). . . . . .  $  62             $      193,115    $183,868
$198,044    $191,581     $41,359
Ratio of expenses to average net assets after
 waivers . . . . . . . . . . . . . . . . . . 1.57%(a)                   1.82%       1.78%
1.75%       1.75%       1.75%
Ratio of expenses to average net assets after
 waivers and fees paid indirectly. . . . . . 1.56%(a)                   1.81%        N/A
N/A         N/A         N/A
Ratio of expenses to average net assets
 before waivers and fees paid indirectly
 (Note 6). . . . . . . . . . . . . . . . . . 1.62%(a)                   1.87%       2.13%
1.92%       2.38%       2.63%
Ratio of net investment income (loss) to
 average net assets after waivers. . . . . . 0.13%(a)                  (0.12)%      0.32%
(0.86)%     (0.18)%      0.73%
Ratio of net investment income (loss) to
 average net assets after waivers and fees
 paid indirectly . . . . . . . . . . . . . . 0.14%(a)                (0.11)%         N/A
N/A         N/A         N/A
Ratio of net investment income (loss) to
 average net assets before waivers and fees
 paid indirectly (Note 6). . . . . . . . . . 0.08%(a)                  (0.17)%     (0.03)%
(0.99)%     (0.82)%    (0.09)%
Portfolio turnover rate. . . . . . . . . . .   78%                        78%        143%
95%        138%        114%
Effect of voluntary expense limitation during
 the period: (Note 6)
 Per share benefit to net investment income
 (loss). . . . . . . . . . . . . . . . . . .   --#                        --#        0.02
0.01        0.02        0.03



                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/EQUITY 500 INDEX PORTFOLIO(d)(f):
FINANCIAL HIGHLIGHTS -- (Continued)

                                                    CLASS IA
                        -----------------------------------------------------------------
                                            YEAR ENDED DECEMBER 31,
                        -----------------------------------------------------------------
                           2002          2001          2000          1999         1998
                        ------------  ------------  ------------  -----------  -----------
 Net asset value,
 beginning of
 year . . . . . . . .   $    22.05    $    25.34    $    29.57    $    25.00   $    19.74
                        ----------    ----------    ----------    ----------   ----------
  INCOME FROM
 INVESTMENT
 OPERATIONS:
  Net investment
 income . . . . . . .         0.26          0.26          0.25          0.28         0.27
  Net realized and
 unrealized
 gain (loss) on
 investments. . . . .        (5.15)        (3.28)        (3.13)         4.78         5.25
                        ----------    ----------    ----------    ----------   ----------
  Total from
 investment
 operations . . . . .        (4.89)        (3.02)        (2.88)         5.06         5.52
                        ----------    ----------    ----------    ----------   ----------
  LESS DISTRIBUTIONS:
  Dividends from net
 investment income. .        (0.22)        (0.25)        (0.19)        (0.27)       (0.25)
  Distributions from
 realized gains . . .        (0.02)        (0.02)        (1.16)        (0.22)       (0.01)
                        ----------    ----------    ----------    ----------   ----------
  Total dividends and
 distributions. . . .        (0.24)        (0.27)        (1.35)        (0.49)       (0.26)
                        ----------    ----------    ----------    ----------   ----------
 Net asset value, end
 of year. . . . . . .   $    16.92    $    22.05    $    25.34    $    29.57   $    25.00
                        ==========    ==========    ==========    ==========   ==========
Total return. . . . .       (22.19)%      (11.95)%       (9.58)%       20.38%       28.07%
                        ==========    ==========    ==========    ==========   ==========
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 year (000's) . . . .   $1,256,522    $1,775,556    $2,106,901    $2,618,539   $1,689,913
Ratio of expenses to
 average net assets .         0.32%         0.31%         0.32%         0.33%        0.34%
Ratio of net
 investment
 income to average net
 assets . . . . . . .         1.30%         1.08%         0.87%         1.05%        1.23%
Portfolio turnover
 rate . . . . . . . .            8%            3%           17%            5%           6%
                                             CLASS IB
                        ----------------------------------------------------
                                      YEAR ENDED DECEMBER 31,
                        ----------------------------------------------------
                          2002        2001        2000       1999       1998
                        ----------  ----------  ----------  --------  ---------
 Net asset value,
 beginning of           $  21.95    $  25.22    $  29.50    $ 24.98    $19.73
 year . . . . . . . .   --------    --------    --------    -------    ------

  INCOME FROM
 INVESTMENT
 OPERATIONS:
  Net investment            0.18        0.20        0.16       0.21      0.22
 income . . . . . . .
  Net realized and
 unrealized                (5.09)      (3.26)      (3.11)      4.78      5.24
 gain (loss) on         --------    --------    --------    -------    ------
 investments. . . . .
  Total from
 investment                (4.91)     (3.06)      (2.95)      4.99      5.46
 operations . . . . .   --------     --------    --------    -------    ------

  LESS DISTRIBUTIONS:
  Dividends from net       (0.18)      (0.19)      (0.17)     (0.25)    (0.20)
 investment income. .
  Distributions from
 realized gains . . .      (0.02)      (0.02)      (1.16)     (0.22)    (0.01)
                        --------    --------    --------    -------    ------
  Total dividends and
 distributions. . . .      (0.20)      (0.21)      (1.33)     (0.47)    (0.21)
                        --------    --------    --------    -------    ------
 Net asset value, end
 of year. . . . . . .   $  16.84    $  21.95    $  25.22    $ 29.50    $24.98
                        ========    ========    ========    =======    ======
Total return. . . . .     (22.39)%    (12.15)%     (9.81)%    20.08%    27.74%
                        ========    ========    ========    =======    ======
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of      $860,185    $925,533    $928,578    $20,931    $  443
 year (000's) . . . .
Ratio of expenses to        0.57%       0.56%       0.57%      0.58%     0.59%
 average net assets .
Ratio of net                1.05%       0.83%       0.58%      0.78%     0.98%
 investment
 income to average net
 assets . . . . . . .
Portfolio turnover             8%          3%         17%         5%        6%
 rate . . . . . . . .



                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/EVERGREEN OMEGA PORTFOLIO:
FINANCIAL HIGHLIGHTS -- (Continued)

                          CLASS IA                         CLASS IB
                        -------------       ----------------------------------------
                         OCTOBER 2,
                          2002* TO                  YEAR ENDED DECEMBER 31,
                        DECEMBER 31,        ----------------------------------------
                            2002             2002       2001       2000       1999***
                        -------------       ---------  ---------  ---------  ----------
 Net asset value,
 beginning of period.    $ 5.98             $  7.99    $  9.63    $ 10.93     $10.00
                         ------             -------    -------    -------     ------
  INCOME FROM
 INVESTMENT
 OPERATIONS:
  Net investment
 income (loss). . . .      0.01                 --#      (0.02)      0.02       0.04
  Net realized and
 unrealized gain
 (loss) on investments     0.09               (1.92)     (1.62)     (1.30)      0.93
                         ------             -------    -------    -------     ------
  Total from
 investment operations     0.10               (1.92)     (1.64)     (1.28)      0.97
                         ------             -------    -------    -------     ------
  LESS DISTRIBUTIONS:
  Dividends from net
 investment income. .        --                  --        --#      (0.02)     (0.04)
                         ------             -------    -------    -------     ------
 Net asset value, end
 of period. . . . . .    $ 6.08             $  6.07    $  7.99    $  9.63     $10.93
                         ======             =======    =======    =======     ======
Total return. . . . .      1.51%(b)          (24.03)%   (17.02)%   (11.66)%    9.70%
                         ======             =======    =======    =======     ======
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (000's) . . .    $   50             $25,146    $13,506    $ 8,676     $4,818
Ratio of expenses to
 average net assets
 after waivers. . . .      0.70%(a)            0.95%      0.95%      0.98%      1.05%
Ratio of expenses to
 average net assets
 after waivers and
 fees paid indirectly      0.51%(a)            0.76%       N/A        N/A        N/A
Ratio of expenses to
 average net assets
 before waivers and
 fees paid indirectly
 (Note 6) . . . . . .      1.29%(a)            1.54%      1.89%      1.76%      2.86%
Ratio of net
 investment income
 (loss) to average net
 assets after waivers     (0.04)%(a)          (0.29)%    (0.29)%     0.31%      0.63%
Ratio of net
 investment income
 (loss) to average net
 assets after waivers
 and fees paid
 indirectly . . . . .      0.15%(a)           (0.10)%      N/A        N/A        N/A
Ratio of net
 investment income
 (loss) to average net
 assets before waivers
 and fees paid
 indirectly (Note 6).     (0.64)%(a)          (0.89)%    (1.23)%    (0.47)%    (1.18)%
Portfolio turnover
 rate . . . . . . . .       177%                177%       227%       115%       148%
Effect of voluntary
 expense limitation
 during the period:
 (Note 6)
 Per share benefit to
 net investment income
 (loss) . . . . . . .    $ 0.01             $  0.03    $  0.06    $  0.04     $ 0.11



                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/FI MID CAP PORTFOLIO:
FINANCIAL HIGHLIGHTS -- (Continued)

                          CLASS IA                        CLASS IB
                        -------------       ---------------------------------------
                          MARCH 25,                                    SEPTEMBER 1,
                          2002* TO          YEAR ENDED DECEMBER 31,      2000* TO
                        DECEMBER 31,        ------------------------   DECEMBER 31,
                            2002              2002         2001            2000
                        -------------       -----------  -----------  ---------------
 Net asset value,
 beginning of period.   $  8.57             $   8.67     $  10.02       $ 10.00
                        -------             --------     --------       -------
  INCOME FROM
 INVESTMENT
 OPERATIONS:
  Net investment
 income . . . . . . .      0.01                  --#         0.01          0.01
  Net realized and
 unrealized gain
 (loss) on investments
 and foreign currency
 transactions . . . .     (1.50)               (1.60)       (1.35)         0.03
                        -------             --------     --------       -------
  Total from
 investment operations    (1.49)               (1.60)       (1.34)         0.04
                        -------             --------     --------       -------
  LESS DISTRIBUTIONS:
  Dividends from net
 investment income. .       --#                  --#        (0.01)        (0.02)
                        -------             --------     --------       -------
 Net asset value, end
 of period. . . . . .   $  7.08             $   7.07     $   8.67       $ 10.02
                        =======             ========     ========       =======
Total return. . . . .    (17.37)%(b)          (18.44)%     (13.42)%        0.46%(b)
                        =======             ========     ========       =======
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (000's) . . .   $   106             $279,947     $177,447       $45,790
Ratio of expenses to
 average net assets
 after waivers. . . .      0.75%(a)             1.00%        1.00%         1.00%(a)
Ratio of expenses to
 average net assets
 after waivers and
 fees paid indirectly      0.66%(a)             0.91%         N/A           N/A
Ratio of expenses to
 average net assets
 before waivers and
 fees paid indirectly
 (Note 6) . . . . . .      0.83%(a)             1.08%        1.22%         1.23%(a)
Ratio of net
 investment income
 (loss) to average net
 assets after waivers      0.02%(a)            (0.23)%       0.26%         1.17%(a)
Ratio of net
 investment income
 (loss) to average net
 assets after waivers
 and fees paid
 indirectly . . . . .      0.11%(a)            (0.14)%        N/A           N/A
Ratio of net
 investment income
 (loss) to average net
 assets before waivers
 and fees paid
 indirectly (Note 6).     (0.06)%(a)           (0.31)%       0.04%         0.94%(a)
Portfolio turnover
 rate . . . . . . . .       214%                 214%         231%           42%
Effect of voluntary
 expense limitation
 during the period:
 (Note 6)
 Per share benefit to
 net investment income
 (loss) . . . . . . .   $   --#             $    --#     $   0.01       $    --



                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/FI SMALL/MID CAP VALUE PORTFOLIO:
FINANCIAL HIGHLIGHTS -- (Continued)

                                                          CLASS IA
                                 ----------------------------------------------------------
                                                                               NOVEMBER 24,
                                           YEAR ENDED DECEMBER 31,               1998* TO
                                 ----------------------------------------      DECEMBER 31,
                                   2002       2001      2000        1999           1998
                                 ----------  --------  ----------  ----------  -------------
 Net asset value, beginning of
 period. . . . . . . . . . . .   $   11.61   $ 11.21   $10.76      $10.59      $10.40
                                 ---------   -------   ------      ------      ------
  INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment income  . . .        0.11      0.12     0.10        0.03        0.03
  Net realized and
 unrealized gain (loss)
 on investments. . . . . . . .       (1.79)     0.36     0.48        0.19       0.23+
                                 ---------   -------   ------      ------      ------
  Total from investment
 operations. . . . . . . . . .       (1.68)     0.48     0.58        0.22        0.26
                                 ---------   -------   ------      ------      ------
  LESS DISTRIBUTIONS:
  Dividends from net investment
 income. . . . . . . . . . . .       (0.08)    (0.08)   (0.13)      (0.05)      (0.06)
  Tax return of capital
 distributions . . . . . . . .          --        --       --          --       (0.01)
                                 ---------   -------   ------      ------      ------
  Total dividends and
 distributions . . . . . . . .       (0.08)    (0.08)   (0.13)      (0.05)      (0.07)
                                 ---------   -------   ------      ------      ------
 Net asset value, end
 of period . . . . . . . . . .   $    9.85   $ 11.61   $11.21      $10.76      $10.59
                                 =========   =======   ======      ======      ======
Total return.                     (14.49)%      4.29%    5.48%       2.07%       2.63%(b)
                                 =========   =======   ======      ======      ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) . . . . . . . . . . .   $  18,779   $18,087   $7,269      $2,339      $  747
Ratio of expenses to
 average net assets
 after waivers . . . . . . . .        0.85%     0.85%    0.82%(c)    0.75%(c)    0.75%(a)(c)
Ratio of expenses to
 average net assets after
 waivers and fees paid
 indirectly. . . . . . . . . .        0.83%      N/A      N/A         N/A         N/A
Ratio of expenses to
 average net assets
 before waivers and fees paid
 indirectly (Note 6) . . . . .        0.85%     0.86%    0.87%(c)    0.84%(c)    0.92%(a)(c)
Ratio of net investment
 income to average net assets
 after waivers . . . . . . . .        1.00%     1.28%    1.42%(c)    0.40%(c)    0.72%(a)(c)
Ratio of net investment
 income to average net assets
 after waivers and fees paid
 indirectly. . . . . . . . . .        1.02%      N/A      N/A         N/A         N/A
Ratio of net investment
 income to average
 net assets before
 waivers and fees paid
 indirectly (Note 6) . . . . .        1.00%     1.27%    1.37%(c)    0.32%(c)    0.55%(a)(c)
Portfolio turnover rate. . . .         98%       106%     196%        192%        111%
Effect of voluntary expense
 limitation during the period:
 (Note 6)
 Per share benefit to net
 investment income . . . . . .   $      --   $   --#   $ 0.01      $ 0.01      $ 0.17
                                                              CLASS IB
                                 --------------------------------------------------------------
-

                                                      YEAR ENDED DECEMBER 31,
                                 --------------------------------------------------------------
-
                                   2002          2001         2000          1999           1998
                                 ----------  -------------  ------------  ------------  -------
-------
 Net asset value, beginning of
 period. . . . . . . . . . . .   $   11.61   $      11.22   $  10.78      $  10.61       $
11.85
                                 ---------   ------------   --------      --------       ------
--
  INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment income  . . .        0.07           0.06       0.12          0.02
0.05
  Net realized and
 unrealized gain (loss)              (1.78)          0.39       0.43          0.17
(1.24)
 on investments. . . . . . . .   ---------    ------------   --------      --------       -----
---

  Total from investment
 operations. . . . . . . . . .       (1.71)          0.45       0.55          0.19
(1.19)
                                 ---------   ------------   --------      --------       ------
--
  LESS DISTRIBUTIONS:
  Dividends from net investment      (0.06)        (0.06)      (0.11)        (0.02)
(0.04)
 income. . . . . . . . . . . .
  Tax return of capital
 distributions . . . . . . . .          --             --         --            --
(0.01)
                                 ---------   ------------   --------      --------       ------
--
  Total dividends and
 distributions . . . . . . . .       (0.06)        (0.06)      (0.11)        (0.02)
(0.05)
                                 ---------   ------------   --------      --------       ------
--
 Net asset value, end
 of period . . . . . . . . . .   $    9.84   $      11.61   $  11.22      $  10.78       $
10.61
                                 =========   ============   ========      ========
========
Total return.                     (14.77)%          4.04%      5.13%         1.80%
(10.02)%
                                 =========   ============   ========      ========
========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period        $ 646,958   $    429,560   $153,232      $149,618
$166,746
 (000's) . . . . . . . . . . .
Ratio of expenses to                  1.10%          1.10%      1.07%(c)      1.00%(c)
1.00%(c)
 average net assets
 after waivers . . . . . . . .
Ratio of expenses to                  1.08%           N/A        N/A           N/A
N/A
 average net assets after
 waivers and fees paid
 indirectly. . . . . . . . . .
Ratio of expenses to                  1.10%          1.11%      1.12%(c)      1.09%(c)
1.17%(c)
 average net assets
 before waivers and fees paid
 indirectly (Note 6) . . . . .
Ratio of net investment               0.75%          1.03%      1.17%(c)      0.21%(c)
0.47%(c)
 income to average net assets
 after waivers . . . . . . . .
Ratio of net investment               0.77%           N/A        N/A           N/A
N/A
 income to average net assets
 after waivers and fees paid
 indirectly. . . . . . . . . .
Ratio of net investment               0.75%          1.02%      1.12%(c)      0.12%(c)
0.30%(c)
 income to average
 net assets before
 waivers and fees paid
 indirectly (Note 6) . . . . .
Portfolio turnover rate. . . .          98%           106%       196%          192%
111%
Effect of voluntary expense
 limitation during the period:
 (Note 6)
 Per share benefit to net        $      --   $        --#   $     --      $   0.02       $
0.02
 investment income . . . . . .



                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/HIGH YIELD PORTFOLIO(d)(e):
FINANCIAL HIGHLIGHTS -- (Continued)

                                               CLASS IA
                        -------------------------------------------------------
                                        YEAR ENDED DECEMBER 31,
                        -------------------------------------------------------
                          2002        2001       2000        1999        1998
                        ----------  ---------  ----------  ----------  ----------
 Net asset value,
 beginning of year. .   $   5.46    $   6.00   $   7.43    $   8.71    $  10.41
                        --------    --------   --------    --------    --------
  INCOME FROM
 INVESTMENT
 OPERATIONS:
  Net investment
 income (loss). . . .       0.48        0.63       0.76        0.90        1.07
  Net realized and
 unrealized gain
 (loss) on investments     (0.63)      (0.58)     (1.40)      (1.19)      (1.56)
                        --------    --------   --------    --------    --------
  Total from
 investment operations     (0.15)       0.05      (0.64)      (0.29)      (0.49)
                        --------    --------   --------    --------    --------
  LESS DISTRIBUTIONS:
  Dividends from net
 investment income. .      (0.49)      (0.59)     (0.79)      (0.96)      (1.03)
  Distributions from
 realized gains . . .         --          --         --       (0.01)      (0.18)
  Tax return of
 capital distributions        --          --         --       (0.02)         --
                        --------    --------   --------    --------    --------
  Total dividends and
 distributions. . . .      (0.49)      (0.59)     (0.79)      (0.99)      (1.21)
                        --------    --------   --------    --------    --------
 Net asset value, end
 of year. . . . . . .   $   4.82    $   5.46   $   6.00    $   7.43    $   8.71
                        ========    ========   ========    ========    ========
Total return. . . . .      (2.72)%      0.89%     (8.65)%     (3.35)%     (5.15)%
                        ========    ========   ========    ========    ========
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 year (000's) . . . .   $234,361    $254,910   $263,012    $336,292    $405,308
Ratio of expenses to
 average
 net assets . . . . .       0.69%       0.67%      0.67%       0.63%       0.63%
Ratio of net
 investment income
 to average net assets      9.21%      10.15%     10.54%      10.53%      10.67%
Portfolio turnover
 rate . . . . . . . .        141%         88%        87%        178%        181%
                                               CLASS IB
                        -------------------------------------------------------
                                        YEAR ENDED DECEMBER 31,
                        -------------------------------------------------------
                          2002        2001       2000        1999         1998
                        ----------  ---------  ----------  ----------  ------------
 Net asset value,
 beginning of year. .   $   5.43    $   5.97   $   7.40    $   8.69     $  10.39
                        --------    --------   --------    --------     --------
  INCOME FROM
 INVESTMENT
 OPERATIONS:
  Net investment            0.47        0.58       0.74        0.87         1.04
 income (loss). . . .
  Net realized and
 unrealized gain           (0.63)
 (loss) on investments  --------       (0.54)     (1.40)      (1.18)       (1.56)
                                    --------   --------    --------     --------
  Total from
 investment operations     (0.16)       0.04      (0.66)      (0.31)       (0.52)
                        --------    --------   --------    --------     --------
  LESS DISTRIBUTIONS:
  Dividends from net       (0.48)      (0.58)     (0.77)      (0.95)       (1.00)
 investment income. .
  Distributions from          --          --         --       (0.01)       (0.18)
 realized gains . . .
  Tax return of
 capital distributions        --          --         --       (0.02)          --
                        --------    --------   --------    --------     --------
  Total dividends and
 distributions. . . .      (0.48)      (0.58)     (0.77)      (0.98)       (1.18)
                        --------    --------   --------    --------     --------
 Net asset value, end
 of year. . . . . . .   $   4.79    $   5.43   $   5.97    $   7.40     $   8.69
                        ========    ========   ========    ========     ========
Total return. . . . .      (2.96)%      0.66%     (8.90)%     (3.58)%      (5.38)%
                        ========    ========   ========    ========     ========
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of      $330,804    $285,484   $230,916    $230,290     $207,042
 year (000's) . . . .
Ratio of expenses to        0.94%       0.92%      0.92%       0.88%        0.88%
 average
 net assets . . . . .
Ratio of net                8.96%       9.97%     10.28%      10.25%       10.60%
 investment income
 to average net assets
Portfolio turnover           141%         88%        87%        178%         181%
 rate . . . . . . . .



                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO(E):
FINANCIAL HIGHLIGHTS -- (Continued)

                                          CLASS IA                                       CLASS
IB
                                       -------------------       ------------------------------
-------------------------
                                         MARCH 25,
                                          2002* TO                                YEAR ENDED
DECEMBER 31,
                                        DECEMBER 31,             ------------------------------
-------------------------
                                            2002                  2002       2001       2000
1999         1998**
                                      -------------------       ---------  ---------  ---------
--  -----------  -------------
 Net asset value, beginning of period .     $    8.64            $  8.74    $ 11.80    $ 14.87
$ 11.85       $ 10.00
                                       --------------            -------    -------    -------
-------       -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income . . . . . . . . .        0.08               0.09       0.09       0.11
0.10          0.08
  Net realized and unrealized gain (loss)
 on investments and foreign currency
 transactions . . . . . . . . . . . . . .       (1.53)             (1.65)     (3.09)     (2.72)
3.15          1.92
                                         -------------            -------    -------    -------
-------       -------
  Total from investment operations. . . .       (1.45)             (1.56)     (3.00)     (2.61)
3.25          2.00
                                         -------------            -------    -------    -------
-------       -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income. .       (0.09)             (0.08)     (0.03)     (0.01)
(0.12)        (0.15)
  Distributions from realized gains . . .          --                 --      (0.03)     (0.45)
(0.11)           --
                                         -------------            -------    -------    -------
-------       -------
  Total dividends and distributions . . .       (0.09)             (0.08)     (0.06)     (0.46)
(0.23)        (0.15)
                                         -------------            -------    -------    -------
-------       -------
 Net asset value, end of period . . . . .   $    7.10            $  7.10    $  8.74    $ 11.80
$ 14.87       $ 11.85
                                         =============            =======    =======    =======
=======       =======
Total return. . . . . . . . . . . . . . .      (16.82)%(b)        (17.87)%   (25.47)%
(17.63)%      27.50%        20.07%
                                         =============            =======    =======    =======
=======       =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) . . . .   $       4            $78,345    $80,083    $99,467
$94,581       $48,075
Ratio of expenses to average net assets
 after waivers. . . . . . . . . . . . . .        0.67%(a)           0.92%      1.01%
1.01%(c)     0.94%(c)      0.84%(c)
Ratio of expenses to average net assets
 before waivers (Note 6). . . . . . . . .        0.67%(a)           0.92%      1.01%
1.04%(c)     1.05%(c)      1.49%(c)
Ratio of net investment income to
 average net assets after waivers . . . .        1.34%(a)           1.09%      0.88%
0.86%(c)     0.96%(c)      1.11%(c)
Ratio of net investment income to
 average net assets before waivers (Note
 6) . . . . . . . . . . . . . . . . . . .        1.34%(a)           1.09%      0.88%
0.83%(c)     0.85%(c)      0.46%(c)
Portfolio turnover rate . . . . . . . . .          11%                11%         8%        12%
7%            3%
Effect of voluntary expense limitation
 during the period: (Note 6)
 Per share benefit to net investment
 income . . . . . . . . . . . . . . . . .   $      --            $    --    $    --    $    --
$  0.03       $  0.05



                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/JANUS LARGE CAP GROWTH PORTFOLIO:
FINANCIAL HIGHLIGHTS -- (Continued)

                          CLASS IA                        CLASS IB
                        -------------       --------------------------------------
                          MARCH 25,                                    SEPTEMBER 1,
                          2002* TO          YEAR ENDED DECEMBER 31,      2000* TO
                        DECEMBER 31,        ------------------------   DECEMBER 31,
                            2002              2002         2001            2000
                        -------------       -----------  -----------  --------------
 Net asset value,
 beginning of period.   $   6.22            $   6.49     $   8.42      $ 10.00
                        --------            --------     --------      -------
  INCOME FROM
 INVESTMENT
 OPERATIONS:
  Net investment
 income (loss). . . .        --#               (0.01)       (0.01)          --
  Net realized and
 unrealized loss on
 investments. . . . .      (1.69)              (1.96)       (1.92)       (1.57)
                        --------            --------     --------      -------
  Total from
 investment operations     (1.69)              (1.97)       (1.93)       (1.57)
                        --------            --------     --------      -------
  LESS DISTRIBUTIONS:
  Dividends from net
 investment income. .         --                  --          --#        (0.01)
  Distributions from
 net realized gains .         --                  --          --#          --#
                        --------            -------      --------      -------
  Total dividends and
 distributions. . . .         --                  --           --        (0.01)
                        --------            -------      --------      -------
 Net asset value, end
 of period. . . . . .   $   4.53            $   4.52     $   6.49      $  8.42
                        ========            ========     ========      =======
Total return. . . . .    (27.17)%(b)         (30.35)%      (22.91)%     (15.70)%(b)
                        ========            ========     ========      =======
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (000's) . . .   $     72            $161,566     $163,096      $55,402
Ratio of expenses to
 average net assets
 after waivers. . . .       0.90%(a)            1.15%        1.15%        1.15%(a)
Ratio of expenses to
 average net assets
 before waivers (Note
 6) . . . . . . . . .       1.01%(a)            1.26%        1.29%        1.37%(a)
Ratio of net
 investment income
 (loss) to average net
 assets after waivers       0.03%(a)           (0.22)%      (0.27)%       0.65%(a)
Ratio of net
 investment income
 (loss) to average net
 assets before waivers
 (Note 6) . . . . . .      (0.08)%(a)          (0.33)%      (0.41)%       0.43%(a)
Portfolio turnover
 rate . . . . . . . .         45%                 45%          27%           0%
Effect of voluntary
 expense limitation
 during the period:
 (Note 6)
 Per share benefit to
 net investment income
 (loss) . . . . . . .   $    --#            $   0.01     $   0.01      $   --#



                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/J.P. MORGAN CORE BOND PORTFOLIO:
FINANCIAL HIGHLIGHTS -- (Continued)

                          CLASS IA                               CLASS IB
                        ------------       ----------------------------------------------------
-
                         MARCH 25,
                          2002* TO                        YEAR ENDED DECEMBER 31,
                        DECEMBER 31,       ----------------------------------------------------
-
                            2002             2002       2001       2000       1999
1998**
                        ------------       ---------  ---------  ---------  ----------  -------
----
 Net asset value,
 beginning of period.    $10.77            $  10.76   $  10.51   $   9.92   $  10.57     $
10.00
                         ------            --------   --------   --------   --------     ------
--
  INCOME FROM
 INVESTMENT
 OPERATIONS:
  Net investment
 income . . . . . . .      0.41                0.40       0.46       0.54       0.49
0.21
  Net realized and
 unrealized gain
 (loss) on investments
 and foreign currency
 transactions . . . .      0.61                0.61       0.45       0.61      (0.66)
0.70
                         ------            --------   --------   --------   --------     ------
--
  Total from
 investment operations     1.02                1.01       0.91       1.15      (0.17)
0.91
                         ------            --------   --------   --------   --------     ------
--
  LESS DISTRIBUTIONS:
  Dividends from net
 investment income. .     (0.43)              (0.41)     (0.46)     (0.56)     (0.48)
(0.22)
  Distributions from
 realized gains . . .     (0.17)              (0.17)     (0.20)        --         --
(0.12)
                         ------            --------   --------   --------   --------     ------
--
  Total dividends and
 distributions. . . .     (0.60)              (0.58)     (0.66)     (0.56)     (0.48)
(0.34)
                         ------            --------   --------   --------   --------     ------
--
 Net asset value, end
 of period. . . . . .    $11.19            $  11.19   $  10.76   $  10.51   $   9.92     $
10.57
                         ======            ========   ========   ========   ========
========
Total return. . . . .      9.53%(b)            9.52%      7.95%     11.55%     (1.64)%
9.02%
                         ======            ========   ========   ========   ========
========
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (000's) . . .    $  131            $768,461   $429,056   $233,916   $156,581
$103,326
Ratio of expenses to
 average net assets
 after waivers. . . .      0.55%(a)            0.80%      0.80%      0.80%      0.80%
0.80%
Ratio of expenses to
 average net assets
 before waivers (Note
 6) . . . . . . . . .      0.55%(a)            0.80%      0.81%      0.81%      0.89%
1.03%
Ratio of net
 investment income to
 average net assets
 after waivers. . . .      4.77%(a)            4.52%      5.18%      5.92%      5.53%
4.95%
Ratio of net
 investment income to
 average net assets
 before waivers (Note
 6) . . . . . . . . .      4.77%(a)            4.52%      5.17%      5.91%      5.44%
4.72%
Portfolio turnover
 rate . . . . . . . .       166%                166%       211%       185%       233%
428%
Effect of voluntary
 expense limitation
 during the period:
 (Note 6)
 Per share benefit to
 net investment income   $   --            $     --   $    --#   $     --   $   0.01     $
0.01



                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/LAZARD SMALL CAP VALUE PORTFOLIO:
FINANCIAL HIGHLIGHTS -- (Continued)

                          CLASS IA                              CLASS IB
                        ------------       --------------------------------------------------
                         OCTOBER 2,
                          2002* TO                       YEAR ENDED DECEMBER 31,
                        DECEMBER 31,       --------------------------------------------------
                            2002             2002       2001       2000      1999      1998**
                        ------------       ---------  ---------  ---------  --------  ---------
--
 Net asset value,
 beginning of period.    $ 9.25            $  11.52   $  10.76   $   9.32   $  9.27    $ 10.00
                         ------            --------   --------   --------   -------    -------
  INCOME FROM
 INVESTMENT
 OPERATIONS:
  Net investment
 income . . . . . . .      0.02                0.03       0.05       0.03      0.04       0.02
  Net realized and
 unrealized gain
 (loss) on investments
 and foreign currency
 transactions . . . .      0.53               (1.61)      1.82       1.68      0.11      (0.72)
                         ------            --------   --------   --------   -------    -------
  Total from
 investment operations     0.55               (1.58)      1.87       1.71      0.15      (0.70)
                         ------            --------   --------   --------   -------    -------
  LESS DISTRIBUTIONS:
  Dividends from net
 investment income. .     (0.04)              (0.02)     (0.04)     (0.02)    (0.04)     (0.03)
  Distributions from
 realized gains . . .        --               (0.15)     (1.07)     (0.25)    (0.06)        --
                         ------            --------   --------   --------   -------    -------
  Total dividends and
 distributions. . . .     (0.04)              (0.17)     (1.11)     (0.27)    (0.10)     (0.03)
                         ------            --------   --------   --------   -------    -------
 Net asset value, end
 of period. . . . . .    $ 9.76            $   9.77   $  11.52   $  10.76   $  9.32    $  9.27
                         ======            ========   ========   ========   =======    =======
Total return. . . . .      5.97%(b)         (13.87)%     17.74%     18.56%     1.66%
(7.03)%
                         ======            ========   ========   ========   =======    =======
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (000's) . . .    $   57            $298,035   $175,167   $107,433   $72,607    $51,046
Ratio of expenses to
 average net assets
 after waivers. . . .      0.85%(a)            1.10%      1.10%      1.12%     1.20%      1.20%
Ratio of expenses to
 average net assets
 after waivers and
 fees paid indirectly      0.81%(a)            1.06%       N/A        N/A       N/A        N/A
Ratio of expenses to
 average net assets
 before waivers and
 fees paid indirectly
 (Note 6) . . . . . .      0.86%(a)            1.11%      1.13%      1.15%     1.30%      1.54%
Ratio of net
 investment income to
 average net assets
 after waivers. . . .      0.64%(a)            0.39%      0.54%      0.31%     0.48%      0.52%
Ratio of net
 investment income to
 average net assets
 after waivers and
 fees paid indirectly      0.68%(a)            0.43%       N/A        N/A       N/A        N/A
Ratio of net
 investment income to
 average net assets
 before waivers and
 fees paid indirectly
 (Note 6) . . . . . .      0.63%(a)            0.38%      0.51%      0.28%     0.39%      0.18%
Portfolio turnover
 rate . . . . . . . .        86%                 86%        91%        69%       48%        21%
Effect of voluntary
 expense limitation
 during the period:
 (Note 6)
 Per share benefit to
 net investment income   $  --#            $    --#   $    --#   $     --   $  0.01    $  0.02



                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/MARSICO FOCUS PORTFOLIO:
FINANCIAL HIGHLIGHTS -- (Continued)

                             CLASS IA                    CLASS IB
                           ------------       -------------------------------
                            OCTOBER 2,                             AUGUST 31,
                             2002* TO                               2001* TO
                           DECEMBER 31,          YEAR ENDED       DECEMBER 31,
                               2002           DECEMBER 31, 2002       2001
                           ------------       -----------------  --------------
 Net asset value,
 beginning of period . .   $10.43                $  11.39         $10.00
                           ------                --------         ------
  INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment income
 (loss). . . . . . . . .      --#                   (0.01)           --#
  Net realized and
 unrealized gain (loss)
 on investments and
 foreign currency
 transactions. . . . . .    (0.36)                  (1.30)          1.39
                           ------                --------         ------
  Total from investment
 operations. . . . . . .    (0.36)                  (1.31)          1.39
                           ------                --------         ------
  LESS DISTRIBUTIONS:
  Distributions from
 realized gains. . . . .       --                   (0.01)            --
                           ------                --------         ------
 Net asset value, end of
 period. . . . . . . . .   $10.07                $  10.07         $11.39
                           ======                ========         ======
Total return . . . . . .    (3.45)%(b)             (11.51)%        13.90%(b)
                           ======                ========         ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) . . . . . . . .   $   77                $203,596         $9,292
Ratio of expenses to
 average net assets after
 waivers . . . . . . . .     0.90%(a)                1.15%          1.15%(a)
Ratio of expenses to
 average net assets after
 waivers and fees paid
 indirectly. . . . . . .     0.85%(a)                1.10%           N/A
Ratio of expenses to
 average net assets
 before waivers and fees
 paid indirectly
 (Note 6). . . . . . . .     1.08%(a)                1.33%          3.59%(a)
Ratio of net investment
 loss to average net
 assets after waivers. .    (0.11)%(a)              (0.36)%        (0.13)%(a)
Ratio of net investment
 loss to average net
 assets after waivers and
 fees paid indirectly. .    (0.06)%(a)              (0.31)%          N/A
Ratio of net investment
 loss to average net
 assets before waivers
 and fees paid indirectly
 (Note 6). . . . . . . .    (0.29)%(a)              (0.54)%        (2.57)%(a)
Portfolio turnover rate.      140%                    140%            22%
Effect of voluntary
 expense limitation
 during the period: (Note
 6)
 Per share benefit to net
 investment loss . . . .   $  --#                $   0.02         $   --



                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/MERCURY BASIC VALUE EQUITY PORTFOLIO:
FINANCIAL HIGHLIGHTS -- (Continued)

                                         CLASS IA                                     CLASS IB
                                       ------------       -------------------------------------
---------------------------
                                        OCTOBER 2,
                                         2002* TO                             YEAR ENDED
DECEMBER 31,
                                       DECEMBER 31,       -------------------------------------
---------------------------
                                           2002                   2002             2001
2000       1999        1998
                                       ------------       ---------------------  ---------  ---
------  ---------  -----------
 Net asset value, beginning of period. .$10.10                  $        13.77   $  13.85   $
13.76   $  12.36    $  11.58
                                        ------            --------------------   --------   ---
-----   --------    --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income. . . . . . . .    0.04                            0.08       0.10
0.21       0.17        0.12
  Net realized and unrealized gain (loss)
 on investments. . . . . . . . . . . .    1.24                           (2.35)      0.65
1.33       2.15        1.21
                                        ------            --------------------   --------   ---
-----   --------    --------
  Total from investment operations . .    1.28                           (2.27)      0.75
1.54       2.32        1.33
                                        ------            --------------------   --------   ---
-----   --------    --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income . (0.11)                          (0.08)     (0.10)
(0.21)     (0.18)      (0.12)
  Distributions from realized gains. . .    --                           (0.13)     (0.73)
(1.24)     (0.74)      (0.43)
                                        ------            --------------------   --------   ---
-----   --------    --------
  Total dividends and distributions. . . (0.11)                          (0.21)     (0.83)
(1.45)     (0.92)      (0.55)
                                        ------            --------------------   --------   ---
-----   --------    --------
 Net asset value, end of period. . . . .$11.27                          $11.29   $  13.77   $
13.85   $  13.76    $  12.36
                                        ======            ====================   ========
========   ========    ========
Total return . . . . . . . . . . . . . . 12.54%(b)                    (16.68)%       5.49%
11.81%     19.00%      11.59%
                                        ======            ====================   ========
========   ========    ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's). . . .$   71                        $680,559   $613,150
$392,035   $300,467    $174,104
Ratio of expenses to average net assets
 after waivers . . . . . . . . . . . . .  0.70%(a)                       0.95%       0.95%
0.92%      0.85%       0.85%
Ratio of expenses to average net assets
 after waivers and fees paid indirectly.  0.69%(a)                        0.94%       N/A
N/A        N/A         N/A
Ratio of expenses to average net assets
 before waivers and fees paid indirectly
 (Note 6). . . . . . . . . . . . . . . .  0.70%(a)                        0.95%      0.95%
0.93%      0.96%       1.06%
Ratio of net investment income to average
 net assets after waivers. . . . . . . .  0.97%(a)                       0.72%       0.85%
1.56%      1.42%       1.41%
Ratio of net investment income to average
 net assets after waivers and fees paid
 indirectly. . . . . . . . . . . . . . .  0.98%(a)                        0.73%       N/A
N/A        N/A         N/A
Ratio of net investment income to average
 net assets before waivers and fees paid
 indirectly (Note 6) . . . . . . . . . .  0.97%(a)                        0.72%      0.85%
1.55%      1.31%       1.20%
Portfolio turnover rate. . . . . . . . .    39%                             39%        64%
81%        71%         83%
Effect of voluntary expense limitation
 during the period: (Note 6)
 Per share benefit to net investment
 income                                  $   --                  $           --   $    --#   $
--   $   0.01    $   0.02



                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/MFS EMERGING GROWTH COMPANIES PORTFOLIO:
FINANCIAL HIGHLIGHTS -- (Continued)

                                                          CLASS IA
                                 ------------------------------------------------------------
                                                                                  NOVEMBER 24,
                                          YEAR ENDED DECEMBER 31,                   1998* TO
                                 ------------------------------------------       DECEMBER 31,
                                  2002         2001       2000       1999             1998
                                 -----------  ---------  ---------  -----------  --------------
 Net asset value, beginning of
 period. . . . . . . . . . . .   $ 13.82      $ 20.91    $ 27.40    $ 16.04      $14.18
                                 -------      -------    -------    -------      ------
  INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment income (loss)     (0.02)        0.07       0.04       0.01          --
  Net realized and
 unrealized gain (loss)
 on investments. . . . . . . .     (4.70)       (7.16)     (5.13)     11.83        1.86
                                 -------      -------    -------    -------      ------
  Total from investment
 operations. . . . . . . . . .     (4.72)       (7.09)     (5.09)     11.84        1.86
                                 -------      -------    -------    -------      ------
  LESS DISTRIBUTIONS:
  Distributions from realized
 gains . . . . . . . . . . . .        --          --#      (1.40)     (0.48)         --
                                 -------      -------    -------    -------      ------
 Net asset value,
 end of period . . . . . . . .   $  9.10      $ 13.82    $ 20.91    $ 27.40      $16.04
                                 =======      =======    =======    =======      ======
Total return . . . . . . . . .    (34.15)%     (33.89)%   (18.56)%    74.43%      13.12%(b)
                                 =======      =======    =======    =======      ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's). . . .                  $22,611      $43,918    $72,889    $46,248      $5,978
Ratio of expenses to
 average net assets
 after waivers . . . . . . . .       N/A          N/A       0.70%   0.60%(c)       0.60%(a)(c)
Ratio of expenses to
 average net assets after
 waivers and fees paid
 indirectly. . . . . . . . . .      0.72  %       N/A       N/A      N/A            N/A
Ratio of expenses to
 average net assets before
 waivers and fees paid
 indirectly (Note 6) . . . . .      0.73  %      0.72%      0.70%   0.70%(c)        0.79%(a)(c)
Ratio of net investment income
 (loss) to
 average net assets
 after waivers . . . . . . . .       N/A          N/A       0.15%   0.09%(c)
(0.05)%(a)(c)
Ratio of net investment income
 (loss) to
 average net assets after
 waivers and fees paid
 indirectly. . . . . . . . . .     (0.16)%        N/A        N/A        N/A         N/A
Ratio of net investment income
 (loss) to average net assets
 before waivers and fees paid
 indirectly (Note 6) . . . . .     (0.17  )%     0.02%      0.14%   0.01%(c)      (0.24)%(a)(c)
Portfolio turnover rate. . . .       110  %       278%       203%       184%         79%
Effect of voluntary expense
 limitation during the period:
 (Note 6)
 Per share benefit to
 net investment
 income. . . . . . . . . . . .   $    --      $    --    $    --    $  0.01      $   --
                                                               CLASS IB
                                 --------------------------------------------------------------
---

                                                       YEAR ENDED DECEMBER 31,
                                 --------------------------------------------------------------
---
                                   2002         2001          2000          1999
1998
                                 ----------  ------------  ------------  ---------------  -----
----------
 Net asset value, beginning of
 period. . . . . . . . . . . .   $  13.70    $    20.78    $    27.33    $    16.04        $
11.92
                                 --------    ----------    ----------    ----------        ----
----
  INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment income (loss)      (0.05)        (0.04)        (0.02)        (0.02)
(0.03)
  Net realized and
 unrealized gain (loss)             (4.65)
 on investments. . . . . . . .   --------         (7.04)        (5.13)        11.79
4.15
                                             ----------    ----------    ----------        ----
----
  Total from investment
 operations. . . . . . . . . .      (4.70)        (7.08)        (5.15)        11.77
4.12
                                 --------    ----------    ----------    ----------        ----
----
  LESS DISTRIBUTIONS:
  Distributions from realized
 gains . . . . . . . . . . . .         --           --#         (1.40)        (0.48)
--
                                 --------    ----------    ----------    ----------        ----
----
 Net asset value,
 end of period . . . . . . . .   $   9.00    $    13.70    $    20.78    $    27.33        $
16.04
                                 ========    ==========    ==========    ==========
========
Total return . . . . . . . . .     (34.31)%      (34.06)%      (18.83)%       73.62%
34.57%
                                 ========    ==========    ==========    ==========
========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period        $758,033    $1,363,276    $2,142,512    $1,665,635
$461,307
 (000's). . . .
Ratio of expenses to                  N/A           N/A          0.95%         0.85%(c)
0.85%(c)
 average net assets
 after waivers . . . . . . . .
Ratio of expenses to                 0.97%          N/A           N/A           N/A
N/A
 average net assets after
 waivers and fees paid
 indirectly. . . . . . . . . .
Ratio of expenses to                 0.98%         0.97%         0.95%         0.95%(c)
1.04%(c)
 average net assets before
 waivers and fees paid
 indirectly (Note 6) . . . . .
Ratio of net investment income        N/A           N/A         (0.11)%       (0.16)%(c)
(0.30)%(c)
 (loss) to
 average net assets
 after waivers . . . . . . . .
Ratio of net investment income      (0.41)%         N/A           N/A           N/A
N/A
 (loss) to
 average net assets after
 waivers and fees paid
 indirectly. . . . . . . . . .
Ratio of net investment income      (0.42)%       (0.23)%       (0.11)%       (0.26)%(c)
(0.49)%(c)
 (loss) to average net assets
 before waivers and fees paid
 indirectly (Note 6) . . . . .
Portfolio turnover rate. . . .        110%          278%          203%          184%
79%
Effect of voluntary expense
 limitation during the period:
 (Note 6)
 Per share benefit to            $     --    $       --    $       --    $     0.01        $
0.02
 net investment
 income. . . . . . . . . . . .



                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/MFS INVESTORS TRUST PORTFOLIO:
FINANCIAL HIGHLIGHTS -- (Continued)

                          CLASS IA                                CLASS IB
                        ------------       --------------------------------------------
                         MARCH 25,
                          2002* TO                   YEAR ENDED DECEMBER 31,
                        DECEMBER 31,       --------------------------------------------
                            2002             2002        2001        2000       1999***
                        ------------       ----------  ----------  ----------  -----------
 Net asset value,
 beginning of period.   $  8.89            $   8.97    $  10.72    $  10.84     $  10.00
                        -------            --------    --------    --------     --------
  INCOME FROM
 INVESTMENT
 OPERATIONS:
  Net investment
 income . . . . . . .      0.05                0.04        0.04        0.04         0.04
  Net realized and
 unrealized gain
 (loss) on investments    (1.84)              (1.93)      (1.75)      (0.12)        0.84
                        -------            --------    --------    --------     --------
  Total from
 investment operations    (1.79)              (1.89)      (1.71)      (0.08)        0.88
                        -------            --------    --------    --------     --------
  LESS DISTRIBUTIONS:
  Dividends from net
 investment income. .     (0.06)              (0.04)      (0.04)      (0.04)       (0.04)
                        -------            --------    --------    --------     --------
 Net asset value, end
 of period. . . . . .   $  7.04            $   7.04    $   8.97    $  10.72     $  10.84
                        =======            ========    ========    ========     ========
Total return. . . . .    (20.11)%(b)         (21.04)%    (15.97)%     (0.77)%       8.76%
                        =======            ========    ========    ========     ========
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (000's) . . .   $    79            $201,141    $244,038    $223,078     $109,828
Ratio of expenses to
 average net assets
 after waivers. . . .      0.70%(a)            0.95%       0.95%       0.93%        0.85%
Ratio of expenses to
 average net assets
 after waivers and
 fees paid indirectly      0.69%(a)            0.94%        N/A         N/A          N/A
Ratio of expenses to
 average net assets
 before waivers and
 fees paid indirectly
 (Note 6) . . . . . .      0.71%(a)            0.96%       0.97%       0.96%        1.16%
Ratio of net
 investment income to
 average net assets
 after waivers. . . .      0.77%(a)            0.52%       0.48%       0.45%        0.80%
Ratio of net
 investment income to
 average net assets
 after waivers and
 fees paid indirectly      0.78%(a)            0.53%        N/A         N/A          N/A
Ratio of net
 investment income to
 average net assets
 before waivers and
 fees paid indirectly
 (Note 6) . . . . . .      0.76%(a)            0.51%       0.46%       0.42%        0.49%
Portfolio turnover
 rate . . . . . . . .        70%                 70%         84%         65%          64%
Effect of voluntary
 expense limitation
 during the period:
 (Note 6)
 Per share benefit to
 net investment income  $   --#            $    --#    $    --#    $     --     $   0.01



                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/MONEY MARKET PORTFOLIO(d):
FINANCIAL HIGHLIGHTS -- (Continued)

                                              CLASS IA
                        ----------------------------------------------------
                                      YEAR ENDED DECEMBER 31,
                        ----------------------------------------------------
                          2002       2001       2000       1999       1998
                        ---------  ---------  ---------  ---------  ---------
 Net asset value,
 beginning of year. .   $  10.37   $  10.33   $  10.28   $  10.22   $  10.18
                        --------   --------   --------   --------   --------
  INCOME FROM
 INVESTMENT
 OPERATIONS:
  Net investment
 income . . . . . . .       0.16       0.39       0.64       0.51       0.53
  Net realized and
 unrealized gain
 (loss) on investments       --#        --+         --         --         --
                        --------   --------   --------   --------   --------
  Total from
 investment operations      0.16       0.39       0.64       0.51       0.53
                        --------   --------   --------   --------   --------
  LESS DISTRIBUTIONS:
  Dividends from net
 investment income. .      (0.15)     (0.35)     (0.59)     (0.45)     (0.49)
                        --------   --------   --------   --------   --------
 Net asset value, end
 of year. . . . . . .   $  10.38   $  10.37   $  10.33   $  10.28   $  10.22
                        ========   ========   ========   ========   ========
Total return. . . . .       1.54%      3.82%      6.24%      4.96%      5.34%
                        ========   ========   ========   ========   ========
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 year (000's) . . . .   $834,792   $860,719   $893,097   $883,988   $723,311
Ratio of expenses to
 average net assets .       0.39%      0.40%      0.40%      0.37%      0.37%
Ratio of net
 investment
 income to average net
 assets . . . . . . .       1.48%      3.80%      6.02%      4.91%      5.13%
                                                      CLASS IB
                        --------------------------------------------------------
                                        YEAR ENDED DECEMBER 31,
                        --------------------------------------------------------
                           2002         2001        2000       1999        1998
                        -----------  -----------  ---------  ---------  -----------
 Net asset value,
 beginning of year. .   $    10.32   $    10.28   $  10.25   $  10.21    $  10.17
                        ----------   ----------   --------   --------    --------
  INCOME FROM
 INVESTMENT
 OPERATIONS:
  Net investment              0.12         0.31       0.61       0.49        0.49
 income . . . . . . .
  Net realized and
 unrealized gain              0.01
 (loss) on investments  ----------        0.06+      (0.01)     (0.01)       0.02
                                     ----------   --------   --------    --------
  Total from
 investment operations        0.13         0.37       0.60       0.48        0.51
                        ----------   ----------   --------   --------    --------
  LESS DISTRIBUTIONS:
  Dividends from net
 investment income. .        (0.13)       (0.33)     (0.57)     (0.44)      (0.47)
                        ----------   ----------   --------   --------    --------
 Net asset value, end
 of year. . . . . . .   $    10.32   $    10.32   $  10.28   $  10.25    $  10.21
                        ==========   ==========   ========   ========    ========
Total return. . . . .         1.21%        3.63%      5.99%      4.71%       5.08%
                        ==========   ==========   ========   ========    ========
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of      $1,209,341   $1,155,159   $677,333   $559,713    $386,718
 year (000's) . . . .
Ratio of expenses to          0.64%        0.65%      0.65%      0.62%       0.62%
 average net assets .
Ratio of net                  1.23%        3.38%      5.78%      4.68%       4.82%
 investment
 income to average net
 assets . . . . . . .



                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO:
FINANCIAL HIGHLIGHTS -- (Continued)

                                          CLASS IA
CLASS IB
                                       ---------------------       ----------------------------
--------------------------
                                           OCTOBER 2,
                                            2002* TO                                 YEAR ENDED
DECEMBER 31,
                                           DECEMBER 31,            ----------------------------
--------------------------
                                             2002                      2002       2001
2000       1999         1998
                                       ---------------------       ---------  ----------  -----
----  ----------  -----------
 Net asset value, beginning of period . $        8.41               $  11.28   $  12.22    $
11.56   $  12.77     $  11.52
                                         -------------               --------   --------    ---
-----   --------     --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income . . . . . . . .          0.04                   0.13       0.11
0.12       0.16         0.11
  Net realized and unrealized gain (loss) on
 investments and foreign currency
 transactions . . . . . . . . . . . . .          0.68                  (2.28)     (0.94)
0.66      (0.34)        1.35
                                        -------------               --------   --------    ----
----   --------     --------
  Total from investment operations. . .          0.72                  (2.15)     (0.83)
0.78      (0.18)        1.46
                                        -------------               --------   --------    ----
----   --------     --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income.         (0.16)                 (0.14)     (0.11)
(0.12)     (0.16)       (0.11)
  Distributions from realized gains . . . .        --                     --         --
--      (0.87)       (0.10)
                                        -------------               --------   --------    ----
----   --------     --------
  Total dividends and distributions . . .       (0.16)                 (0.14)     (0.11)
(0.12)     (1.03)       (0.21)
                                        -------------               --------   --------    ----
----   --------     --------
 Net asset value, end of period . . . . $        8.97               $   8.99   $  11.28    $
12.22   $  11.56     $  12.77
                                        =============               ========   ========
========   ========     ========
Total return. . . . . . . . . . . . . .          8.55%(b)            (19.07)%     (6.73)%
6.69%     (1.27)%      12.75%
                                        =============               ========   ========
========   ========     ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) . . . $          53               $470,799   $589,382
$564,610   $544,271     $460,744
Ratio of expenses to average net assets
 after waivers. . . . . . . . . . . . .          0.70%(a)              0.95%      0.95%
0.92%      0.85%        0.85%
Ratio of expenses to average net assets
 after waivers and fees paid indirectly .        0.69%(a)              0.94%       N/A
N/A        N/A          N/A
Ratio of expenses to average net assets
 before waivers and fees paid indirectly
 (Note 6) . . . . . . . . . . . . . . . .        0.70%(a)              0.95%      0.95%
0.92%      0.95%        1.04%
Ratio of net investment income to average
 net assets after waivers . . . . . . . . .      1.54%(a)              1.29%      1.01%
1.05%      1.29%        1.30%
Ratio of net investment income to average
 net assets after waivers and fees paid
 indirectly . . . . . . . . . . . . . . . .      1.55%(a)              1.30%       N/A
N/A        N/A          N/A
Ratio of net investment income to average
 net assets before waivers and fees paid
 indirectly (Note 6). . . . . . . . . . . .       1.54%(a)             1.29%      1.01%
1.05%      1.19%        1.11%
Portfolio turnover rate . . . . . . . . . .         42%                  42%        89%
87%        77%          74%
Effect of voluntary expense limitation
 during the period: (Note 6)
 Per share benefit to net investment income   $     --               $    --#   $    --#    $
--   $   0.01     $   0.02



                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO(L):
FINANCIAL HIGHLIGHTS -- (Continued)

                                                CLASS IA                                  CLASS
IB
                                            ----------------       ----------------------------
---------------------------
                                               MARCH 25,
                                                2002* TO                           YEAR ENDED
DECEMBER 31,
                                              DECEMBER 31,         ----------------------------
---------------------------
                                                  2002               2002        2001
2000        1999        1998
                                            ----------------       ----------  ----------  ----
------  ---------  -----------
 Net asset value, beginning of period . . . $  10.52               $   10.46   $  13.44    $
19.35    $  13.01    $  10.89
                                            --------               ---------   --------    ----
----    --------    --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income . . . . . . . . . .     0.07                    0.06       0.08
0.27        0.07        0.05
  Net realized and unrealized gain (loss) on
 investments and foreign currency transactions.(1.85)                  (1.80)     (2.98)
(2.71)       7.69        2.07
                                            --------               ---------   --------    ----
----    --------    --------
  Total from investment operations. . . . .    (1.78)                  (1.74)     (2.90)
(2.44)       7.76        2.12
                                            --------               ---------   --------    ----
----    --------    --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income. . . .  (0.08)                  (0.06)     (0.06)
(0.19)      (0.35)         --
  Distributions from realized gains . . . . . .   --                      --      (0.02)
(3.28)      (1.07)         --
                                            --------               ---------   --------    ----
----    --------    --------
  Total dividends and distributions . . . . .  (0.08)                  (0.06)     (0.08)
(3.47)      (1.42)         --
                                            --------               ---------   --------    ----
----    --------    --------
 Net asset value, end of period . . . . . . $   8.66               $    8.66   $  10.46    $
13.44    $  19.35    $  13.01
                                            ========               =========   ========
========    ========    ========
Total return. . . . . . . . . . . . . . . .   (16.90)%(b)            (16.61)%     (21.55)%
(12.33)%     60.24%      19.51%
                                            ========               =========   ========
========    ========    ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) . . . . . $    108               $ 454,735   $299,090
$357,232    $299,159    $143,721
Ratio of expenses to average net assets after
 waivers. . . . . . . . . . . . . . . . . . .    1.00%(a)               1.25%      1.25%
1.23%       1.20%       1.20%
Ratio of expenses to average net assets after
 waivers and fees paid indirectly . . . . . .    0.99%(a)               1.24%       N/A
N/A         N/A         N/A
Ratio of expenses to average net assets before
 waivers and fees paid indirectly (Note 6). .    1.05%(a)               1.30%      1.39%
1.27%       1.26%       1.46%
Ratio of net investment income to average net
 assets after waivers . . . . . . . . . . . .    1.00%(a)               0.75%      0.66%
1.01%       0.54%       0.64%
Ratio of net investment income to average net
 assets after waivers and fees paid indirectly.  1.01%(a)               0.76%       N/A
N/A         N/A         N/A
Ratio of net investment income to average net
 assets before waivers and fees paid indirectly
 (Note 6) . . . . . . . . . . . . . . . . . . .  0.95%(a)               0.70%      0.52%
0.98%       0.48%       0.38%
Portfolio turnover rate . . . . . . . . . . . .    55%                 55%        76%
112%        119%         94%
Effect of voluntary expense limitation during
 the period: (Note 6)
 Per share benefit to net investment income .$     --#            $     --#   $   0.02    $
0.01    $   0.01    $   0.02



                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/PUTNAM VOYAGER PORTFOLIO:
FINANCIAL HIGHLIGHTS -- (Continued)

                          CLASS IA                                 CLASS IB
                        ------------       ----------------------------------------------------
----
                         OCTOBER 2,
                          2002* TO                         YEAR ENDED DECEMBER 31,
                        DECEMBER 31,       ----------------------------------------------------
----
                            2002             2002        2001        2000        1999
1998
                        ------------       ----------  ----------  ----------  ----------  ----
--------
 Net asset value,
 beginning of period.    $ 9.28            $  13.03    $  17.24    $  21.41    $  16.79     $
12.33
                         ------            --------    --------    --------    --------     ---
-----
  INCOME FROM
 INVESTMENT
 OPERATIONS:
  Net investment
 income (loss). . . .      0.01                0.01         --#       (0.04)      (0.03)
0.01
  Net realized and
 unrealized gain
 (loss) on investments
 and foreign currency
 transactions . . . .      0.31               (3.45)      (4.21)      (3.70)       5.09
4.46
                         ------            --------    --------    --------    --------     ---
-----
  Total from
 investment operations     0.32               (3.44)      (4.21)      (3.74)       5.06
4.47
                         ------            --------    --------    --------    --------     ---
-----
  LESS DISTRIBUTIONS:
  Dividends from net
 investment income. .     (0.04)              (0.01)         --          --          --
(0.01)
  Distributions from
 realized gains . . .        --                  --          --       (0.43)      (0.44)
--
                         ------            --------    --------    --------    --------     ---
-----
  Total dividends and
 distributions. . . .     (0.04)              (0.01)         --       (0.43)      (0.44)
(0.01)
                         ------            --------    --------    --------    --------     ---
-----
 Net asset value, end
 of period. . . . . .    $ 9.56            $   9.58    $  13.03    $  17.24    $  21.41     $
16.79
                         ======            ========    ========    ========    ========
========
Total return. . . . .      3.46%(b)          (26.39)%    (24.42)%    (17.79)%     30.24%
36.27%
                         ======            ========    ========    ========    ========
========
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (000's) . . .    $   51            $199,462    $299,380    $397,968    $384,175
$175,015
Ratio of expenses to
 average net assets
 after waivers. . . .      0.70%(a)            0.95%       0.95%       0.95%       0.93%
0.85%
Ratio of expenses to
 average net assets
 after waivers and
 fees paid indirectly      0.67%(a)            0.92%        N/A         N/A         N/A
N/A
Ratio of expenses to
 average net assets
 before waivers and
 fees paid indirectly
 (Note 6) . . . . . .      0.77%(a)            1.02%       0.98%       0.97%       0.98%
1.09%
Ratio of net
 investment income
 (loss) to average net
 assets after waivers      0.33%(a)            0.08%      (0.02)%     (0.25)%     (0.20)%
0.14%
Ratio of net
 investment income
 (loss) to average net
 assets after waivers
 and fees paid
 indirectly . . . . .      0.36%(a)            0.11%        N/A         N/A         N/A
N/A
Ratio of net
 investment income
 (loss) to average net
 assets before waivers
 and fees paid
 indirectly (Note 6).      0.26%(a)            0.01%      (0.05)%     (0.23)%     (0.25)%
(0.10)%
Portfolio turnover
 rate . . . . . . . .       147%                147%         95%         81%         76%
64%
Effect of voluntary
 expense limitation
 during the period:
 (Note 6)
 Per share benefit to
 net investment income
 (loss) . . . . . . .    $  --#            $   0.01    $   0.01    $     --    $   0.01     $
0.02



                       See Notes to Financial Statements.

EQ ADVISORS TRUST
EQ/SMALL COMPANY INDEX PORTFOLIO:
FINANCIAL HIGHLIGHTS -- (Continued)

                          CLASS IA                              CLASS IB
                        ------------       -------------------------------------------------
                         MARCH 25,
                          2002* TO                      YEAR ENDED DECEMBER 31,
                        DECEMBER 31,       -------------------------------------------------
                            2002             2002      2001      2000       1999      1998**
                        ------------       ---------  --------  ---------  --------  ----------
-
 Net asset value,
 beginning of period.   $   9.32           $   9.15   $  9.03   $ 10.85    $  9.56    $ 10.00
                        --------           --------   -------   -------    -------    -------
  INCOME FROM
 INVESTMENT
 OPERATIONS:
  Net investment
 income . . . . . . .       0.05               0.04      0.06      0.09       0.09       0.07
  Net realized and
 unrealized gain
 (loss) on investments     (2.12)             (1.96)     0.13     (0.55)      1.85      (0.30)
                        --------           --------   -------   -------    -------    -------
  Total from
 investment operations     (2.07)             (1.92)     0.19     (0.46)      1.94      (0.23)
                        --------           --------   -------   -------    -------    -------
  LESS DISTRIBUTIONS:
  Dividends from net
 investment income. .      (0.06)             (0.04)    (0.05)    (0.08)     (0.09)     (0.07)
  Distributions from
 realized gains . . .         --                 --     (0.02)    (1.28)     (0.56)     (0.14)
                        --------           --------   -------   -------    -------    -------
  Total dividends and
 distributions. . . .      (0.06)             (0.04)    (0.07)    (1.36)     (0.65)     (0.21)
                        --------           --------   -------   -------    -------    -------
 Net asset value, end
 of period. . . . . .   $   7.19           $   7.19   $  9.15   $  9.03    $ 10.85    $  9.56
                        ========           ========   =======   =======    =======    =======
Total return. . . . .    (22.23)%(b)        (20.96)%     2.12%    (3.43)%    20.68%     (2.27)%
                        ========           ========   =======   =======    =======    =======
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (000's) . . .   $     87           $ 99,391   $82,203   $72,747    $59,931    $32,609
Ratio of expenses to
 average net assets
 after waivers. . . .       0.60%(a)           0.85%     0.82%     0.75%      0.71%      0.60%
Ratio of expenses to
 average net assets
 before waivers (Note
 6) . . . . . . . . .       0.60%(a)           0.85%     0.82%     0.93%      1.20%      1.81%
Ratio of net
 investment income to
 average net assets
 after waivers. . . .       0.91%(a)           0.66%     0.74%     0.73%      1.11%      1.18%
Ratio of net
 investment income to
 average net assets
 before waivers (Note
 6) . . . . . . . . .       0.91%(a)           0.66%     0.73%     0.55%      0.62%     (0.03)%
Portfolio turnover
 rate . . . . . . . .         29%                29%       36%       59%        59%        35%
Effect of voluntary
 expense limitation
 during the period:
 (Note 6)
 Per share benefit to
 net investment income  $     --           $     --   $   --#   $  0.02    $  0.04    $  0.07



                       See Notes to Financial Statements.

EQ ADVISORS TRUST
FINANCIAL HIGHLIGHTS -- (Concluded)

                                          <C
-----------
* Commencement of Operations
** Commenced operations on January 1, 1998.
*** Commenced operations on January 1, 1999.
+The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
# Per share amount is less than $0.01.
(a)Annualized
(b) Total return is not annualized.
(c)Reflects overall portfolio ratios for investment income and non-class specific expense.
(d)On October 18, 1999, this Portfolio received, through a substitution transaction, the assets and liabilities of the Hudson River Trust Portfolio that followed the same investment objectives as this Portfolio. The information from January 1, 1999 through October 17, 1999 is that of the predecessor Hudson River Trust Portfolio. Information for the year ended
 December 31, 1999 includes the results of operations of the predecessor
 Hudson River Trust Portfolio from January 1, 1999 through October 17, 1999.
(e)Net investment income and capital changes per share are based on monthly average shares outstanding.
(f)On October 6, 2000, this Portfolio received, through a substitution transaction, the assets and liabilities of the BT Equity 500 Index Portfolio that followed the same investment objectives as this Portfolio. The information from January 1, 2000 through August 31, 2000 is that of the predecessor Alliance Equity Index Portfolio . Information prior to the year ended December 31, 2000 includes the results of operations of the predecessor BT Equity 500 Index Portfolio.
(g)On May 19, 2001, this Portfolio received, through a substitution transaction, the assets and liabilities of the Alliance Conservative
 Investors Portfolio, EQ/Evergreen Foundation Portfolio, EQ/Putnam Balanced
 Portfolio, and Mercury World Strategy Portfolio that followed the same investment objectives as this Portfolio. Information prior to the year ended
 December 31, 2001 represents the results of operations of the EQ/Balanced
 Portfolio.
(h)On May 19, 2001, this Portfolio received , through a substitution transaction, the assets and liabilities of the EQ/T. Rowe Price Equity
 Income Portfolio that followed the same objectives as this Portfolio.
 Information prior to the year ended December 31, 2001 represents the results of operations of the EQ/Lazard Large Cap Value Portfolio.
(i)On November 22, 2002, this Portfolio received , through a substitution transaction, the assets and liabilities of the EQ/Alliance Global Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2002 represents the results of operations of the
 EQ/Alliance International Portfolio.
(j)On November 22, 2002, this Portfolio received , through a substitution transaction, the assets and liabilities of the EQ/Alliance Growth Investors
 Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2002 represents the results of operations of the EQ/Balanced Portfolio.
(k)On November 22, 2002, this Portfolio received , through a substitution transaction, the assets and liabilities of the EQ/MFS Research Portfolio that followed the same objective as this Portfolio. Information prior to the year ended December 31, 2002 represents the results of operations of the
 EQ/Capital Guardian Research Portfolio.
(l)On April 26, 2002, this Portfolio received , through a substitution transaction, the assets and liabilities of the EQ/T. Rowe Price
 International Portfolio that followed the same objective as this Portfolio.
 Information prior to the year ended December 31, 2002 represents the results of operations of the
 EQ/Putnam International Equity Portfolio.
(m)On July 12, 2002, this Portfolio received , through a substitution transaction, the assets and liabilities of the EQ/AXP Strategy Aggressive
 Portfolio that followed the same objective as this Portfolio. Information prior to the year ended December 31, 2002 represents the results of operations of the EQ/Alliance Small Cap Growth Portfolio.
(n)On July 12, 2002, this Portfolio received , through a substitution transaction, the assets and liabilities of the EQ/AXP New Dimensions
 Portfolio that followed the same objective as this Portfolio. Information prior to the year ended December 31, 2002 represents the results of operations of the EQ/Capital Guardian U.S. Equity Portfolio.




                       See Notes to Financial Statements.

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS
December 31, 2002
Note 1 Organization and Significant Accounting Policies

  EQ Advisors Trust (the "Trust") was organized as a Delaware business trust on October 31, 1996 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company with thirty-one diversified portfolios and three non-diversified portfolios (each a "Portfolio"). The non-diversified Portfolios are: EQ/Lazard Small Cap Value Portfolio, EQ/Marsico Focus Portfolio and EQ/Emerging Markets Equity Portfolio.

  The EQ/Aggressive Stock Portfolio, EQ/Balanced Portfolio and EQ/High Yield Portfolio employ multiple Advisers. Each of the Advisers independently chooses and maintains a portfolio of securities for the Portfolio and each is responsible for investing a specific allocated portion of the Portfolio's assets.

  The Trust has the right to issue two classes of shares, Class IA and Class IB. As of and during the year ended December 31, 2002, the Trust had Class IA and Class IB shares outstanding for each Portfolio. The Class IB shares are subject to distribution fees imposed under a distribution plan ("Distribution Plan") adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Trust's multiple class distribution system, both classes of shares have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees under the Distribution Plan. The Trust's shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts issued by The Equitable Life Assurance Society of the United States ("Equitable"), an indirect wholly-owned subsidiary of AXA, and Equitable of Colorado, Inc. ("EOC"), as well as insurance companies that are not affiliated with Equitable or EOC and to The Investment Plan for Employees, Managers and Agents. The Investment Plan for Employees, Managers and Agents is the primary shareholder of Class IA for EQ/Alliance Premier Growth Portfolio, EQ/Alliance Technology Portfolio, EQ/Bernstein Diversified Value Portfolio, EQ/FI Small/Mid Cap Value Portfolio and EQ/MFS Emerging Growth Companies Portfolio. Equitable is the primary shareholder of Class IA shares for EQ/ Calvert Socially Responsible Portfolio, EQ/Cap Guardian International Portfolio, EQ/Cap Guardian Research Portfolio, EQ/Cap Guardian U.S. Equity Portfolio, EQ/Emerging Markets Equity Portfolio, EQ/Evergreen Omega Portfolio, EQ/FI Mid Cap Portfolio, EQ/International Equity Index Portfolio, EQ/ Janus Large Cap Growth Portfolio, EQ/J.P. Morgan Core Bond Portfolio, EQ/Lazard Small Cap Value Portfolio, EQ/Marsico Focus Portfolio, EQ/Mercury Basic Value Equity Portfolio, EQ/MFS Investors Trust Portfolio, EQ/Putnam Growth & Income Value Portfolio, EQ/Putnam International Equity Portfolio, EQ/Putnam Voyager Portfolio and EQ/Small Company Index Portfolio.

  The investment objectives of each Portfolio are as follows:

  EQ/Aggressive Stock Portfolio (advised by Alliance Capital Management L. P. ("Alliance") (an affiliate of Equitable), Marsico Capital Management, LLC ("Marsico"), MFS Investment Management ("MFS") and Provident Investment Counsel, Inc.) -- Seeks to achieve long-term growth of capital.

  EQ/Alliance Common Stock Portfolio (advised by Alliance) -- Seeks to achieve long-term growth of capital and increased income.

  EQ/Alliance Growth and Income Portfolio (advised by Alliance) -- Seeks to provide a high total return.

  EQ/Alliance Intermediate Government Securities Portfolio (advised by Alliance) -- Seeks to achieve high current income consistent with relative stability of principal.

  EQ/Alliance International Portfolio (advised by Alliance) -- Seeks long-term growth of capital.

  EQ/Alliance Premier Growth Portfolio (advised by Alliance) -- Seeks to achieve long-term growth of capital.

  EQ/Alliance Quality Bond Portfolio (advised by Alliance) -- Seeks to achieve high current income consistent with moderate risk to capital.

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS -- (Continued)
December 31, 2002
  EQ/Alliance Small Cap Growth Portfolio (advised by Alliance) -- Seeks to achieve long-term growth of capital.

  EQ/Alliance Technology Portfolio (advised by Alliance) -- Seeks to achieve long-term growth of capital. Current income is incidental to the Portfolio's objective.

  EQ/Balanced Portfolio (advised by Alliance, Capital Guardian Trust Company, Mercury Advisors and Jennison Associates LLC) -- Seeks to achieve a high return through both appreciation of capital and current income.

  EQ/Bernstein Diversified Value Portfolio (advised by Alliance through its Bernstein Investment Research and Management unit) -- Seeks capital appreciation.

  EQ/Calvert Socially Responsible Portfolio (advised by Calvert Asset Management Company, Inc. and Brown Capital Management, Inc.) -- Seeks long-term capital appreciation.

  EQ/Capital Guardian International Portfolio (advised by Capital Guardian Trust Company ("Capital Guardian") -- Seeks to achieve long-term growth of capital.

  EQ/Capital Guardian Research Portfolio (advised by Capital Guardian) -- Seeks long-term growth of capital.

  EQ/Capital Guardian U.S. Equity Portfolio (advised by Capital Guardian) -- Seeks long-term growth of capital.

  EQ/Emerging Markets Equity Portfolio (advised by Morgan Stanley Investment Management, Inc.) -- Seeks long-term capital appreciation.

  EQ/Equity 500 Index Portfolio (advised by Alliance) -- Seeks a total return before expenses that approximates the total return performance of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.

  EQ/Evergreen Omega Portfolio (advised by Evergreen Investment Management Company LLC) -- Seeks long-term capital growth.

  EQ/FI Mid Cap Portfolio (advised by Fidelity Management & Research Company ("Fidelity")) -- Seeks long-term growth of capital.

  EQ/FI Small/Mid Cap Value Portfolio (advised by Fidelity) -- Seeks long-term capital appreciation.

  EQ/High Yield Portfolio (advised by Alliance and Pacific Investment Management Company, LLC) -- Seeks to achieve a high total return through a combination of current income and capital appreciation.

  EQ/International Equity Index Portfolio (advised by Deutsche Asset Management Inc.) -- Seeks to replicate as closely as possible (before deduction of Portfolio expenses) the total return of the MSCI EAFE Index.

  EQ/Janus Large Cap Growth Portfolio (advised by Janus Capital Management, LLC) -- Seeks long-term growth of capital.

  EQ/J.P. Morgan Core Bond Portfolio (advised by J.P. Morgan Investment Management Inc.) -- Seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity.

  EQ/Lazard Small Cap Value Portfolio (advised by Lazard Asset Management) -- Seeks capital appreciation.

  EQ/Marsico Focus Portfolio (advised by Marsico) -- Seeks long-term growth of capital.

  EQ/Mercury Basic Value Equity Portfolio (advised by Mercury Advisors) -- Seeks capital appreciation and secondarily, income.

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS -- (Continued)
December 31, 2002
  EQ/MFS Emerging Growth Companies Portfolio (advised by MFS) -- Seeks to provide long-term capital growth.

  EQ/MFS Investors Trust Portfolio (advised by MFS) -- Seeks long-term growth of capital with a secondary objective to seek reasonable current income.

  EQ/Money Market Portfolio (formerly known as EQ/Alliance Money Market Portfolio) (advised by Alliance) -- Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.

  EQ/Putnam Growth & Income Value Portfolio (advised by Putnam Investment Management, LLC ("Putnam")) -- Seeks capital growth. Current income is a secondary objective.

  EQ/Putnam International Equity Portfolio (advised by Putnam) -- Seeks capital appreciation.

  EQ/Putnam Voyager Portfolio (advised by Putnam) -- Seeks long-term growth of capital and any increased income that results from this growth.

  EQ/Small Company Index Portfolio (advised by Deutsche Asset Management, Inc.) -- Seeks to replicate as closely as possible (before the deduction of Portfolio expenses) the total return of the Russell 2000 Index.

  The following is a summary of the significant accounting policies of the
Trust:

  The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Valuation:

  Stocks listed on national securities exchanges or included on the NASDAQ stock market are valued at the last sale price, or, if there is no sale, at the latest available bid price. Other unlisted stocks are valued at their last sale price or, if no reported sale occurs during the day, at a bid price estimated by a broker.

  Convertible preferred stocks listed on national securities exchanges or included on the NASDAQ stock market are valued as of their last sale price or, if there is no sale, at the latest available bid price. Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more of the major dealers in such securities. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

  Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quote will be obtained from a broker and converted to a price.

  Options, including options on futures that are traded on exchanges, are valued at their last sale price, and if the last sale price is not available then the previous day's sale price is used. Options not traded on an exchange or actively traded are valued at fair value under the direction of the Board of Trustees.

  Long-term corporate bonds may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities; however, when such prices are unavailable, such bonds will be valued using broker quotes. U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at representative quoted prices.

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS -- (Continued)
December 31, 2002
  Foreign securities not traded directly, or in American Depositary Receipt
(ADR) or similar form in the United States, are valued at representative quoted prices from the primary exchange in the currency of the country of origin.

  Short-term debt securities, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Short-term debt securities, which mature in more than 60 days are valued at representative, quoted prices. The EQ/Money Market Portfolio values all short-term debt securities at amortized cost.

  Futures contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

  Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date.

  Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided, are valued at fair value under the direction of the Board of Trustees.

  Events or circumstances affecting the values of Portfolio securities that occur between the closing of their principal markets and the time the NAV is determined may be reflected in the Trust's calculation of net asset values for each applicable Portfolio when the Trust's Manager deems that the particular event or circumstance would materially affect such Portfolio's net asset value.

  Securities transactions are recorded on the trade date net of brokerage fees, commissions, and transfer fees. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income (including amortization of premium and discount on long-term securities using the effective yield method) is accrued daily. The Trust records gains and losses realized on prepayments received on mortgage-backed securities in interest income.

  Realized gains and losses on the sale of investments are computed on the basis of the identified cost of the investments sold. Unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities are presented net of deferred taxes on unrealized gains in the Statement of Assets and Liabilities.

  Expenses attributable to a single Portfolio or class are charged to that Portfolio or class. Expenses of the Trust not attributable to a single Portfolio or class are charged to each Portfolio or class in proportion to the average net assets of each Portfolio or other appropriate allocation methods. All income earned and expenses incurred by each Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the daily net assets of such class, except for distribution fees which are charged on a class specific basis.

Foreign Currency Valuation:

  The books and records of the Trust are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at current exchange rates at the following dates:

  (i) market value of investment securities, other assets and liabilities -- at the valuation date.

  (ii) purchases and sales of investment securities, income and expenses -- at the date of such transactions.

  The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on securities.

  Net currency gains or losses realized and unrealized as a result of differences between interest or dividends, withholding taxes, security payables/receivables, forward foreign currency exchange contracts and foreign cash recorded on the Portfolio's books and the U.S. dollar equivalent amount actually received or paid are presented under foreign currency transactions and foreign currency translations in

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS -- (Continued)
December 31, 2002
the realized and unrealized gains and losses section, respectively, of the Statements of Operations. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on a Portfolio's books and the U.S. dollar equivalent of amounts actually received or paid.

Taxes:

  The Trust intends to comply with the requirements of the Internal Revenue Code of 1986, as amended ("Code") applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal income tax provision is required. Dividends from net investment income are declared and distributed at least annually for all Portfolios. Dividends from net realized short-term and long-term capital gains are declared and distributed at least annually to the shareholders of the Portfolios to which such gains are attributable. All dividends are reinvested in additional full and fractional shares of the related Portfolios. All dividends are distributed on a tax basis and, as such, the amounts may differ from financial statement investment income and realized capital gains. Those differences are primarily due to differing book and tax treatments for deferred organization costs, forward foreign currency transactions, losses due to wash sales transactions, mark-to-market of forward contracts, mark-to-market of passive foreign investment companies, investments in Real Estate Investment Trusts, post-October losses, paydowns and mergers. In addition, short-term capital gains and foreign currency gains are treated as capital gains for accounting purposes but are considered ordinary income for tax purposes.

  Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital at December 31, 2002 as follows:

                                                                          UNDISTRIBUTED
                                                                        (OVERDISTRIBUTED)
ACCUMULATED         PAID
                                                                         NET INVESTMENT    NET
REALIZED          IN
PORTFOLIOS:                                                                  INCOME
GAIN (LOSS)       CAPITAL
-----------                                                            -----------------  -----
---------  ---------------
EQ/Aggressive Stock . . . . . . . . . . . . . . . . . . . . . . . . .     $ 2,592,037      $
23,608    $ (2,615,645)
EQ/Alliance Common Stock. . . . . . . . . . . . . . . . . . . . . . .      (1,415,243)
1,415,243              --
EQ/Alliance Growth and Income . . . . . . . . . . . . . . . . . . . .       1,071,964
--      (1,071,964)
EQ/Alliance Intermediate Government Securities. . . . . . . . . . . .         614,480
(614,480)             --
EQ/Alliance International . . . . . . . . . . . . . . . . . . . . . .       2,012,695
(402,092,571)    400,079,876
EQ/Alliance Premier Growth. . . . . . . . . . . . . . . . . . . . . .       3,540,789
--      (3,540,789)
EQ/Alliance Quality Bond. . . . . . . . . . . . . . . . . . . . . . .        (322,770)
322,770              --
EQ/Alliance Small Cap Growth. . . . . . . . . . . . . . . . . . . . .       4,812,171
(5,190,087)        377,916
EQ/Alliance Technology. . . . . . . . . . . . . . . . . . . . . . . .       2,394,534
--      (2,394,534)
EQ/Balanced . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (90,226)
(374,869,216)    374,959,442
EQ/Bernstein Diversified Value. . . . . . . . . . . . . . . . . . . .           6,234
(988,111)        981,877
EQ/Calvert Socially Responsible . . . . . . . . . . . . . . . . . . .          22,807
--         (22,807)
EQ/Capital Guardian International . . . . . . . . . . . . . . . . . .       1,326,682
(1,326,682)             --
EQ/Capital Guardian Research. . . . . . . . . . . . . . . . . . . . .          14,311
(296,859,337)    296,845,026
EQ/Capital Guardian U.S. Equity . . . . . . . . . . . . . . . . . . .             671
(2,999,633)      2,998,962
EQ/Emerging Market Equity . . . . . . . . . . . . . . . . . . . . . .        (240,255)
1,191,959        (951,704)
EQ/Equity 500 Index . . . . . . . . . . . . . . . . . . . . . . . . .         (90,925)
90,925              --
EQ/Evergreen Omega. . . . . . . . . . . . . . . . . . . . . . . . . .          18,195
--         (18,195)
EQ/FI Mid Cap . . . . . . . . . . . . . . . . . . . . . . . . . . . .         317,184
6,098        (323,282)
EQ/FI Small/Mid Cap Value . . . . . . . . . . . . . . . . . . . . . .     $  (795,676)     $
554,635    $    241,041
EQ/High Yield . . . . . . . . . . . . . . . . . . . . . . . . . . . .       3,504,341
(3,467,421)        (36,920)
EQ/International Equity Index . . . . . . . . . . . . . . . . . . . .         366,874
(360,648)         (6,226)
EQ/Janus Large Cap Growth . . . . . . . . . . . . . . . . . . . . . .         341,310
--        (341,310)
EQ/J.P. Morgan Core Bond. . . . . . . . . . . . . . . . . . . . . . .       1,014,201
(1,007,969)         (6,232)
EQ/Lazard Small Cap Value . . . . . . . . . . . . . . . . . . . . . .        (391,107)
11,113         379,994
EQ/Marsico Focus. . . . . . . . . . . . . . . . . . . . . . . . . . .         244,208
(18,241)       (225,967)
EQ/Mercury Basic Value Equity . . . . . . . . . . . . . . . . . . . .          10,510
6,279         (16,789)
EQ/MFS Emerging Growth Companies. . . . . . . . . . . . . . . . . . .       4,044,074
(2,047)     (4,042,027)
EQ/MFS Investors Trust. . . . . . . . . . . . . . . . . . . . . . . .          (4,478)
6,920          (2,442)
EQ/Money Market . . . . . . . . . . . . . . . . . . . . . . . . . . .              --
--              --
EQ/Putnam Growth & Income Value . . . . . . . . . . . . . . . . . . .          20,722
18,652         (39,374)
EQ/Putnam International Equity. . . . . . . . . . . . . . . . . . . .           6,415
(44,385,127)     44,378,712
EQ/Putnam Voyager . . . . . . . . . . . . . . . . . . . . . . . . . .           2,083
--          (2,083)
EQ/Small Company Index. . . . . . . . . . . . . . . . . . . . . . . .         (15,993)
29,294         (13,301)

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS -- (Continued)
December 31, 2002
  Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the period from November 1, 2002 to December 31, 2002, the Portfolios incurred and elected to defer until January 1, 2003 for U.S. Federal income tax purposes net capital and net currency losses as stated below:

                                                                                    NET
NET
                                                                                 CURRENCY
CAPITAL
PORTFOLIOS:                                                                        LOSS
LOSS
-----------                                                                     -----------  --
-------------
EQ/Aggressive Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $      483
$ 66,483,692
EQ/Alliance Common Stock. . . . . . . . . . . . . . . . . . . . . . . . . . .            --
150,044,660
EQ/Alliance Growth and Income . . . . . . . . . . . . . . . . . . . . . . . .            --
15,145,964
EQ/Alliance Intermediate Government Securities. . . . . . . . . . . . . . . .            --
19,977
EQ/Alliance International . . . . . . . . . . . . . . . . . . . . . . . . . .            --
8,130,285
EQ/Alliance Premier Growth. . . . . . . . . . . . . . . . . . . . . . . . . .            --
5,566,020
EQ/Alliance Quality Bond. . . . . . . . . . . . . . . . . . . . . . . . . . .     1,170,446
--
EQ/Alliance Small Cap Growth. . . . . . . . . . . . . . . . . . . . . . . . .            --
25,977,811
EQ/Alliance Technology. . . . . . . . . . . . . . . . . . . . . . . . . . . .            --
11,781,583
EQ/Balanced . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            --
24,536,925
EQ/Bernstein Diversified Value. . . . . . . . . . . . . . . . . . . . . . . .            --
--
EQ/Calvert Socially Responsible . . . . . . . . . . . . . . . . . . . . . . .            --
18,738
EQ/Capital Guardian International . . . . . . . . . . . . . . . . . . . . . .            --
2,828,804
EQ/Capital Guardian Research. . . . . . . . . . . . . . . . . . . . . . . . .            --
38,839,445
EQ/Capital Guardian U.S. Equity . . . . . . . . . . . . . . . . . . . . . . .            --
4,458,060
EQ/Emerging Market Equity . . . . . . . . . . . . . . . . . . . . . . . . . .        43,073
1,756,505
EQ/Equity 500 Index . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            --
1,585,244
EQ/Evergreen Omega. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            --
344,713
EQ/FI Mid Cap . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         1,386
5,775,789
EQ/FI Small/Mid Cap Value . . . . . . . . . . . . . . . . . . . . . . . . . .            --
8,127,481
EQ/High Yield . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        31,273
5,473,292
EQ/International Equity Index . . . . . . . . . . . . . . . . . . . . . . . .            --
161,290
EQ/Janus Large Cap Growth . . . . . . . . . . . . . . . . . . . . . . . . . .            --
2,968,835
EQ/J.P. Morgan Core Bond. . . . . . . . . . . . . . . . . . . . . . . . . . .            --
96,646
EQ/Lazard Small Cap Value . . . . . . . . . . . . . . . . . . . . . . . . . .            --
1,179,852
EQ/Marsico Focus. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            37
69,581
EQ/Mercury Basic Value Equity . . . . . . . . . . . . . . . . . . . . . . . .            --
7,147,974
EQ/MFS Emerging Growth Companies. . . . . . . . . . . . . . . . . . . . . . .            --
30,328,425
EQ/MFS Investors Trust. . . . . . . . . . . . . . . . . . . . . . . . . . . .            --
1,704,157
EQ/Money Market . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            --
--
EQ/Putnam Growth & Income Value . . . . . . . . . . . . . . . . . . . . . . .            --
14,747,341
EQ/Putnam International Equity. . . . . . . . . . . . . . . . . . . . . . . .        87,674
6,374,499
EQ/Putnam Voyager . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            --
4,389,071
EQ/Small Company Index. . . . . . . . . . . . . . . . . . . . . . . . . . . .            --
--

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS -- (Continued)
December 31, 2002
Organizational Expense:

  Costs incurred by the Trust in connection with its organization were allocated equally to and capitalized by each of the Portfolios that commenced operations on May 1, 1997 and were deferred and amortized on a straight-line basis over a 60-month period from the date the Portfolios commenced operations. On December 31, 1997 an additional $188,040 in organizational costs was capitalized and allocated evenly among the EQ/Equity 500 Index Portfolio, EQ/International Equity Index Portfolio, EQ/ Small Company Index Portfolio, EQ/J.P. Morgan Core Bond Portfolio, EQ/Bernstein Diversified Value Portfolio and the EQ/Lazard Small Cap Value Portfolio in connection with their organization. Each of these Portfolios commenced operations on January 1, 1998.

Fees Paid Indirectly:

  For all Portfolios, the Board of Trustees has approved the payment of certain Trust expenses using brokerage service arrangements. These payments are reflected on the Statements of Operations. For the year ended December 31, 2002, several Portfolios reduced expenses under these arrangements as follows:

PORTFOLIOS:                                                                AMOUNT
-----------                                                             -------------
EQ/Aggressive Stock . . . . . . . . . . . . . . . . . . . . . . . . .     $  915,863
EQ/Alliance Common Stock. . . . . . . . . . . . . . . . . . . . . . .      4,078,514
EQ/Alliance Growth and Income . . . . . . . . . . . . . . . . . . . .        689,101
EQ/Alliance International . . . . . . . . . . . . . . . . . . . . . .         56,167
EQ/Alliance Premier Growth. . . . . . . . . . . . . . . . . . . . . .         90,989
EQ/Alliance Small Cap Growth. . . . . . . . . . . . . . . . . . . . .        147,721
EQ/Alliance Technology. . . . . . . . . . . . . . . . . . . . . . . .         61,413
EQ/Balanced*. . . . . . . . . . . . . . . . . . . . . . . . . . . . .        606,628
EQ/Bernstein Diversified Value. . . . . . . . . . . . . . . . . . . .         38,386
EQ/Calvert Socially Responsible . . . . . . . . . . . . . . . . . . .          7,807
EQ/Capital Guardian International . . . . . . . . . . . . . . . . . .         27,249
EQ/Capital Guardian Research**. . . . . . . . . . . . . . . . . . . .        952,785
EQ/Capital Guardian U.S. Equity . . . . . . . . . . . . . . . . . . .         88,655
EQ/Emerging Market Equity . . . . . . . . . . . . . . . . . . . . . .         31,804
EQ/Evergreen Omega. . . . . . . . . . . . . . . . . . . . . . . . . .         33,244
EQ/FI Mid Cap . . . . . . . . . . . . . . . . . . . . . . . . . . . .        211,646
EQ/FI Small/Mid Cap Value . . . . . . . . . . . . . . . . . . . . . .        124,595
EQ/Lazard Small Cap Value . . . . . . . . . . . . . . . . . . . . . .         92,200
EQ/Marsico Focus. . . . . . . . . . . . . . . . . . . . . . . . . . .         36,292
EQ/Mercury Basic Value Equity . . . . . . . . . . . . . . . . . . . .         72,169
EQ/MFS Emerging Growth Companies. . . . . . . . . . . . . . . . . . .        178,454
EQ/MFS Investors Trust. . . . . . . . . . . . . . . . . . . . . . . .         25,085
EQ/Putnam Growth & Income Value . . . . . . . . . . . . . . . . . . .         48,384
EQ/Putnam International Equity*** . . . . . . . . . . . . . . . . . .         33,504
EQ/Putnam Voyager . . . . . . . . . . . . . . . . . . . . . . . . . .         64,495

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS -- (Continued)
December 31, 2002
* A portion of the amount received via substitution with EQ/Alliance Growth Investors Portfolio.
** A portion of the amount received via substitution with EQ/MFS Research Portfolio.
*** A portion of the amount received via substitution with EQ/T.Rowe Price International Portfolio.

Securities Lending:

  For all Portfolios, the Board of Trustees has approved the lending of portfolio securities, through its custodian bank, The JPMorgan Chase Bank ("JPMorgan"), acting as lending agent to certain approved broker-dealers, in exchange for negotiated lenders' fees. By lending investment securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the cash held as collateral on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. Any such loan of portfolio securities will be continuously secured by collateral in cash or high grade debt securities at least equal at all times to the market value of the security loaned. JPMorgan will indemnify each Portfolio from any loss resulting from a borrower's failure to return a loaned security when due. JPMorgan invests the cash collateral on behalf of the Portfolios and retains a portion of the interest earned. The net amount of interest earned, after the interest rebate, is included in the Statements of Operations as securities lending income. At December 31, 2002, the cash collateral received by each Portfolio for securities loaned was invested by JPMorgan and is summarized below. Each Portfolio has an individual interest equal to the amount of cash collateral contributed. Such securities are not included in the Portfolio of Investments.


COLLATERAL TYPE								RANGE OF		RANGE OF
	PERCENTAGE OF
										COUPON RATES	MATURITY RATES
	TOTAL COLLATERAL
----------------------------------------------------------  -------------  ------------------
------------
Repurchase Agreements . . . . . . . . . . . . . . . . . .   1.33% - 1.37%             1/02/03
51.6%
Money Market Funds. . . . . . . . . . . . . . . . . . . .     1.25 - 1.41             1/02/03
16.9
Short-Term Floating Rate Corporate Debt . . . . . . . . .     1.37 - 1.90  1/06/03 - 10/24/03
16.5
Short-Term Fixed Rate Corporate Debt. . . . . . . . . . .     1.46 - 2.55   2/02/03 - 3/31/03
10.8
Commercial Paper. . . . . . . . . . . . . . . . . . . . .            1.76             1/31/03
4.2
     --------

100.0%
     ========

Repurchase Agreements:

  Certain Portfolios may enter into repurchase agreements with qualified and Manager approved banks, broker-dealers or other financial institutions as a means of earning a fixed rate of return on their cash reserves for periods as short as overnight. A repurchase agreement is a contract pursuant to which a Portfolio, against receipt of securities of at least equal value including accrued interest, agrees to advance a specified sum to the financial institution which agrees to reacquire the securities at a mutually agreed

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS -- (Continued)
December 31, 2002
upon time (usually one day) and price. Each repurchase agreement entered into by a Portfolio will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest. A Portfolio's right to liquidate such securities in the event of a default by the seller could involve certain costs, losses or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Portfolio could suffer a loss.

Options Written:

  Certain Portfolios may write (sell) covered options as a hedge to provide protection against adverse movements in the price of securities in the Portfolio or to enhance investment performance. Certain Portfolios may purchase and sell exchange traded options on foreign currencies. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted on a daily basis to the current market price of the option written. Premiums received from writing options that expire unexercised, are recognized as gains on the expiration date. Premiums received from writing options that are exercised or are canceled in closing purchase transactions are offset against the cost of any securities purchased or added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. In writing options, a Portfolio must assume that the option may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds of the sale or cost of purchase of the underlying securities and currencies pursuant to the call or put option may be substantially below or above the prevailing market price. A Portfolio also has the additional risk of not being able to enter into a closing purchase transaction if a liquid secondary market does not exist and bears the risk of unfavorable changes in the price of the financial instruments underlying the options.

Short Sales Against the Box:

  Certain Portfolios may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns at least an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into at least an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately. The Portfolio will designate the segregation, either on its records or with the Trust's custodian, of the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off-balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Statement of Assets and Liabilities. The Portfolio bears the risk of potential inability of the brokers to meet their obligation to perform.

Futures Contracts, Forward Commitments and Foreign Currency Exchange Contracts:

  The futures contracts used by the Portfolios are agreements to buy or sell a financial instrument for a set price in the future. Certain Portfolios may buy or sell futures contracts for the purpose of protecting their portfolio securities against future changes in interest rates and indices which might adversely affect the value of the Portfolios' securities or the price of securities that they intend to purchase at a later date. Initial margin deposits are made upon entering into futures contracts and can be in cash, certain money market instruments, treasury securities or other liquid, high grade debt securities. During the period the futures contracts are open, changes in the market price of the contracts are recognized as unrealized gains or losses by "marking-to-market" at the end of each trading day. Variation margin payments on futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. Should interest rates or indices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS -- (Continued)
December 31, 2002
contracts and may incur a loss. The use of futures contracts transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Use of long futures contracts subjects the Portfolios to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolios to unlimited risk of loss. The Portfolios enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Portfolio's credit risk is limited to failure of the exchange or board of trade.

  Certain Portfolios may make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if they designate the segregation, either on their records or with the Trust's custodian, of cash or other liquid securities in an amount sufficient to meet the purchase price, or if they enter into offsetting contracts for the forward sale of other securities they own. These commitments are reported at market value in the financial statements. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines or if the value of the security to be sold increases prior to the settlement date, which is risk in addition to the risk of decline in value of the Portfolio's other assets. Where such purchases or sales are made through dealers, a Portfolio relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to a Portfolio of an advantageous yield or price. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

  Certain Portfolios may purchase foreign currency on a spot (or cash) basis. In addition, certain Portfolios may enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts"). A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Daily fluctuations in the value of such contracts are recognized as unrealized appreciation or depreciation by "marking to market." The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions in the Statement of Operations. The Advisers may engage in these forward contracts to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of Portfolio securities ("transaction hedging") and to protect the value of specific portfolio positions ("position hedging"). The Portfolios are subject to off-balance sheet risk to the extent of the value of the contracts for purchase of foreign currency and in an unlimited amount for sales of foreign currency.

Swaps:

  Certain Portfolios may invest in swap contracts, which are derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. A Portfolio will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two returns. A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust's custodian, of cash or other liquid obligations. A Portfolio will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Trust's Board of Trustees. Swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Notional principal amounts are used to express the extent of involvement in these transactions, but the amount potentially subject to credit risk is much smaller.

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS -- (Continued)
December 31, 2002
Dollar Roll Transactions:

  Certain Portfolios may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by a Portfolio of securities with a simultaneous agreement to repurchase substantially similar securities at an agreed-upon price at a future date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and the repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. The Portfolio will invest the proceeds of the sale in additional instruments, the income from which, together with any additional income received for the dollar roll, may generate income for the Portfolio exceeding the yield on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the similar securities.

Market and Credit Risk:

  Written options, futures contracts, forward commitments, forward foreign currency exchange contracts and swaps involve elements of both market and credit risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The risk involved in writing an option on a security is that, if the option is exercised, the underlying security is then purchased or sold by the Portfolio at the contract price, which could be disadvantageous relative to the market price. The Portfolio bears the market risk, which arises from any changes in security values. The credit risk for futures contracts and exchange traded options is limited to failure of the exchange or board of trade which acts as the counterparty to the Portfolio's futures transactions. Forward commitments, forward foreign currency exchange contracts, over-the-counter options and swaps are done directly with the counterparty and not through an exchange and can be terminated only by agreement of both parties to such contracts. With respect to such transactions there is no daily margin settlement and the Portfolio is exposed to the risk of default by the counterparty.

Note 2 Management of the Trust

  The Trust has entered into an investment management agreement (the "Management Agreement") with Equitable (the "Manager"). The Management Agreement states that the Manager will (i) have overall supervisory responsibility for the general management and investment of each Portfolio's assets; (ii) select and contract with investment sub-advisers ("Advisers") to manage the investment operations and composition of each and every Portfolio; (iii) monitor the Advisers' investment programs and results; (iv) oversee compliance by the Trust with various Federal and state statutes; and (v) carry out the directives of the Board of Trustees. For the year ended December 31, 2002, for its services under the Management Agreement, the Manager was entitled to receive an annual fee as a percentage of average daily net assets, for each of the following Portfolios, calculated daily and payable monthly as follows:

INDEX PORTFOLIOS
----------------

EQ/Equity 500 Index. . . . .                         0.250%
EQ/International Equity Index                        0.350%
EQ/Small Company Index. . . .                        0.250%


                                                   FIRST          NEXT         NEXT
NEXT
DEBT PORTFOLIOS                                 $750 MILLION  $750 MILLION  $1 BILLION  $2.5
BILLION   THEREAFTER
---------------                                 ------------  ------------  ----------  -------
-----   ----------
EQ/Alliance Intermediate Government Securities     0.500%        0.475%       0.450%
0.430%        0.420%
EQ/Alliance Quality Bond. . . . . . . . . . .      0.525%        0.500%       0.475%
0.455%        0.445%
EQ/High Yield . . . . . . . . . . . . . . . .      0.600%        0.575%       0.550%
0.530%        0.520%
EQ/J.P. Morgan Core Bond. . . . . . . . . . .      0.450%        0.425%       0.400%
0.380%        0.370%
EQ/Money Market . . . . . . . . . . . . . . .      0.350%        0.325%       0.300%
0.280%        0.270%

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS -- (Continued)
December 31, 2002

                          FIRST        NEXT        NEXT        NEXT
EQUITY PORTFOLIOS       $1 BILLION  $1 BILLION  $3 BILLION  $5 BILLION   THEREAFTER
-----------------       ----------  ----------  ----------  ----------   ----------
EQ/Aggressive Stock .     0.650%      0.600%      0.575%      0.550%       0.525%
EQ/Alliance Common
 Stock. . . . . . . .     0.550%	  0.500%	  0.475%	  0.450%	   0.425%
EQ/Alliance Growth and
 Income . . . . . . .     0.600%	  0.550%	  0.525%	  0.500%	   0.475%
EQ/Alliance
 International* . . .     0.750%	  0.700%	  0.675%  	  0.650%	   0.625%
EQ/Alliance Premier
 Growth . . . . . . .     0.900%	  0.850%	  0.825%	  0.800%	   0.775%
EQ/Alliance Small Cap
 Growth . . . . . . .     0.750%	  0.700%	  0.675%	  0.650%	   0.625%
EQ/Alliance Technology    0.900%	  0.850%	  0.825%	  0.800%	   0.775%
EQ/Balanced . . . . .     0.600%	  0.550%	  0.525%	  0.500%	   0.475%
EQ/Bernstein
 Diversified Value. .     0.650%      0.600%      0.575%      0.550%       0.525%
EQ/Calvert Socially
 Responsible. . . . .     0.650%      0.600%      0.575%      0.550%       0.525%
EQ/Capital Guardian
 International. . . .     0.850%	  0.800%	  0.775%	  0.750%	   0.725%
EQ/Capital Guardian
 Research . . . . . .     0.650%      0.600%      0.575%      0.550%       0.525%
EQ/Capital Guardian
 U.S. Equity. . . . .     0.650%      0.600%      0.575%      0.550%       0.525%
EQ/Emerging Market
 Equity . . . . . . .     1.150%	  1.100%	  1.075%	  1.050%	   1.025%
EQ/Evergreen Omega. .     0.650%      0.600%      0.575%      0.550%       0.525%
EQ/FI Mid Cap . . . .     0.700%	  0.650%	  0.625%	  0.600%	   0.575%
EQ/FI Small/Mid Cap
 Value. . . . . . . .     0.750%	  0.700%	  0.675%	  0.650%	   0.625%
EQ/Janus Large Cap
 Growth . . . . . . .     0.900%	  0.850%	  0.825%	  0.800%	   0.775%
EQ/Lazard Small Cap
 Value. . . . . . . .     0.750%	  0.700%	  0.675%	  0.650%	   0.625%
EQ/Marsico Focus. . .     0.900%   	  0.850%	  0.825%	  0.800%	   0.775%
EQ/Mercury Basic Value
 Equity . . . . . . .     0.600%	  0.550%	  0.525%	  0.500%	   0.475%
EQ/MFS Emerging Growth
 Companies. . . . . .     0.650%      0.600%      0.575%      0.550%       0.525%
EQ/MFS Investors Trust    0.600%	  0.550%	  0.525%	  0.500%	   0.475%
EQ/Putnam Growth &
 Income Value . . . .     0.600%	  0.550%	  0.525%	  0.500%	   0.475%
EQ/Putnam
 International Equity     0.850%	  0.800%	  0.775%	  0.750%	   0.725%
EQ/Putnam Voyager . .     0.650%      0.600%      0.575%      0.550%       0.525%



* Effective November 22, 2002. Previous fee was 0.850% of first $1 billion, 0.800% of next $1 billion, 0.775% of next $3 billion, 0.750% of next $5 billion, and 0.725% thereafter.

  On behalf of the Trust, the Manager has entered into investment advisory agreements ("Advisory Agreements") with each of the Advisers. Each of the Advisory Agreements obligates the Advisers for the respective Portfolios to: (i) continuously furnish investment programs for the Portfolios; (ii) place all orders for the purchase and sale of investments for the Portfolios with brokers or dealers selected by the Manager or the respective Advisers; and (iii) perform certain limited related administrative functions in connection therewith. The Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Advisers of each Portfolio.

Note 3 Administrative Fees

  Equitable serves as Administrator to the Trust. As Administrator, Equitable provides the Trust with necessary administrative, fund accounting, and compliance services. Equitable may carry out its responsibilities either directly or through sub-contracting with third party providers. For these services, the Trust pays Equitable an annual fee payable monthly per the following fee schedule:

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS -- (Continued)
December 31, 2002
FIXED CHARGE
------------
$30,000 for each Portfolio and for each portion of the Portfolio for which separate administrative services are provided (e.g., portions of a Portfolio allocated to separate Advisers and/or managed in a discrete style), including portions of each of EQ/Alliance Common Stock Portfolio and EQ/Alliance International Portfolio that are allocated to Alliance or Bernstein Investment Research and Management, a unit of Alliance.

TOTAL TRUST AVERAGE NET ASSET CHARGE
------------------------------------
0.0400 of 1% on the first $3.0 billion 0.0300 of 1% on the next $3.0 billion
0.0250 of 1% on the next $4.0 billion 0.0225 of 1% in excess of $10.0 billion

  Pursuant to a sub-administration arrangement with Equitable, J.P. Morgan Investors Services Co. ("Sub-administrator") provides the Trust with administrative services, including monitoring of portfolio compliance and portfolio accounting services.

Note 4 Custody Fees

  The Trust has entered into a Custody Agreement with JPMorgan. The Custody Agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. JPMorgan serves as custodian of the Trust's portfolio securities and other assets. Under the terms of the Custody Agreement between the Trust and JPMorgan, JPMorgan maintains and deposits in separate accounts, cash, securities and other assets of the Portfolios. JPMorgan is also required, upon the order of the Trust, to deliver securities held by JPMorgan, and to make payments for securities purchased by the Trust. JPMorgan has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

Note 5 Distribution Plans

  The Trust has entered into distribution agreements with AXA Advisors, LLC and AXA Distributors, LLC, both indirect wholly-owned subsidiaries of Equitable (collectively, the "Distributors"), pursuant to which the Distributors serve as the principal underwriters of the Class IA and Class IB shares of the Trust. Class IB shares are subject to distribution fees imposed pursuant to a distribution plan ("Distribution Plan") adopted pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Distributor will be entitled to receive a maximum distribution fee at the annual rate of 0.50% of the average net assets attributable to the Trust's Class IB shares. The distribution agreements, however, limit payments for services provided under the Distribution Plan to an annual rate of 0.25% of the average daily net assets attributable to the Trust's Class IB shares. The Trust's Class IA shares are not subject to such fees.

Note 6 Expense Limitation

  In the interest of limiting expenses of certain Portfolios, the Manager has entered into an expense limitation agreement with the Trust, with respect to such Portfolios ("Expense Limitation Agreement"), pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses (excluding the 0.25% annual fee under the Trust's Class IB Distribution Plan) of such Portfolio are limited to:

  0.55% OF AVERAGE DAILY NET ASSETS OF THE
        EQ/J.P. Morgan Core Bond Portfolio
  0.60% OF AVERAGE DAILY NET ASSETS OF THE
        EQ/Small Company Index Portfolio
  0.65% OF AVERAGE DAILY NET ASSETS OF THE
        EQ/Balanced Portfolio

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS -- (Continued)
December 31, 2002
  0.70% OF AVERAGE DAILY NET ASSETS OF THE
        EQ/Bernstein Diversified Value Portfolio
        EQ/Capital Guardian Research Portfolio
        EQ/Capital Guardian U.S. Equity Portfolio
        EQ/Evergreen Omega Portfolio
        EQ/Mercury Basic Value Equity Portfolio
        EQ/MFS Investors Trust Portfolio
        EQ/Putnam Growth & Income Value Portfolio
        EQ/Putnam Voyager Portfolio
  0.75% OF AVERAGE DAILY NET ASSETS OF THE
        EQ/FI Mid Cap Portfolio
  0.80% OF AVERAGE DAILY NET ASSETS OF THE
        EQ/Calvert Socially Responsible Portfolio
  0.85% OF AVERAGE DAILY NET ASSETS OF THE
        EQ/Alliance International Portfolio (effective November 22, 2002 through November 25, 2004)
        EQ/FI Small/Mid Cap Value Portfolio
        EQ/International Equity Index Portfolio
        EQ/Lazard Small Cap Value Portfolio
  0.90% OF AVERAGE DAILY NET ASSETS OF THE
        EQ/Alliance Premier Growth Portfolio
        EQ/Alliance Technology Portfolio
        EQ/Janus Large Cap Growth Portfolio
        EQ/Marsico Focus Portfolio
  0.95% OF AVERAGE DAILY NET ASSETS OF THE
        EQ/Capital Guardian International Portfolio
  1.00% OF AVERAGE DAILY NET ASSETS OF THE
        EQ/Putnam International Equity Portfolio
  1.55% OF AVERAGE DAILY NET ASSETS OF THE
        EQ/Emerging Markets Equity Portfolio

  Each Portfolio may at a later date reimburse to the Manager the management fees waived or other expenses assumed and paid for by the Manager pursuant to the Expense Limitation Agreement within the prior five fiscal years (prior three fiscal years for certain Portfolios, as indicated by a "+" in the following chart), provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits mentioned above for the respective period. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above for the respective period; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees on a quarterly basis. Any reimbursement, called recoupment fees on the Statement of Operations, will be based on the earliest fees waived or assumed by the Manager. During the year ended December 31, 2002, the Manager received $953,135 in reimbursement. At December 31, 2002, under the Expense Limitation Agreement, the amount that would be recoverable from each Portfolio is as follows:

                                                                          AMOUNT ELIGIBLE
THROUGH                  TOTAL
                                                            -----------------------------------
-----------------  ELIGIBLE
PORTFOLIOS:                                                   2003       2004       2005
2006       2007      FOR
-----------                                                 ---------  ---------  ---------  --
-------  --------REIMBURSEMENT

----------
EQ/Alliance International+ . . . . . . . . . . . . . . . . .  $     --   $     --   $132,717
$     --  $     -- $  132,717
EQ/Alliance Premier Growth+. . . . . . . . . . . . . . . . .   483,822    618,904    644,621
--        --  1,747,347
EQ/Alliance Technology+. . . . . . . . . . . . . . . . . . .    79,865    269,579    260,306
--        --    609,750
EQ/Balanced+ . . . . . . . . . . . . . . . . . . . . . . . .        --         --    128,742
--        --    128,742
EQ/Bernstein Diversified Value . . . . . . . . . . . . . . .        --        948         --
127,057   196,756    324,761
EQ/Calvert Socially Responsible+ . . . . . . . . . . . . . .    42,572     60,338     81,850
--        --    184,760
EQ/Capital Guardian International+ . . . . . . . . . . . . .    75,906    205,295    202,459
--        --    483,660
EQ/Capital Guardian Research+. . . . . . . . . . . . . . . .    59,603     91,413    178,544
--        --    329,560
EQ/Capital Guardian U.S. Equity+ . . . . . . . . . . . . . .    65,720    103,039    152,523
--        --    321,282
EQ/Emerging Market Equity. . . . . . . . . . . . . . . . . .        --    436,656    367,826
573,560    90,578  1,468,620
EQ/Evergreen Omega . . . . . . . . . . . . . . . . . . . . .        --     47,864     57,964
94,038   104,124    303,990
EQ/FI Mid Cap+ . . . . . . . . . . . . . . . . . . . . . . .    14,637    222,392    171,926
--        --    408,955
EQ/FI Small/Mid Cap Value. . . . . . . . . . . . . . . . . .   273,559    128,707     66,661
19,116    39,312    527,355
EQ/Janus Large Cap Growth+ . . . . . . . . . . . . . . . . .    17,516    159,808    178,529
--        --    355,853
EQ/J.P. Morgan Core Bond . . . . . . . . . . . . . . . . . .        --     31,091     11,101
24,391        --     66,583
EQ/Lazard Small Cap Value. . . . . . . . . . . . . . . . . .    78,020     59,209     25,414
40,741    15,384    218,768
EQ/Marsico Focus . . . . . . . . . . . . . . . . . . . . . .        --         --         --
37,990   135,620    173,610
EQ/Mercury Basic Value Equity. . . . . . . . . . . . . . . .        --    226,678     21,556
10,359        --    258,593
EQ/MFS Investors Trust . . . . . . . . . . . . . . . . . . .        --    100,798     45,505
54,022    29,082    229,407
EQ/Putnam Growth & Income Value. . . . . . . . . . . . . . .   349,815    562,421     27,696
8,070     2,938    950,940
EQ/Putnam International Equity . . . . . . . . . . . . . . .   207,247    114,030    114,903
473,595   203,799  1,113,574
EQ/Putnam Voyager. . . . . . . . . . . . . . . . . . . . . .   214,923    140,687     87,262
118,237   168,223    729,332
EQ/Small Company Index . . . . . . . . . . . . . . . . . . .    89,174    207,306    136,358
1,204        --    434,042

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS -- (Continued)
December 31, 2002
Note 7 Trustees Deferred Compensation Plan

  A deferred compensation plan (the "Plan") for the benefit of the Independent Trustees has been adopted by the Trust. Under the Plan, each Trustee may defer payment of all or part of the fees payable for such Trustee's services. Each Trustee may defer payment of such fees until their retirement as a Trustee or until the earlier attainment of a specified age. Fees deferred under the Plan, together with accrued interest thereon, will be disbursed to a participating Trustee in monthly installments over a five to twenty year period elected by such Trustee. At December 31, 2002, the total amount deferred by the Trustees participating in the Plan was $703,057.

Note 8 Substitution and Reorganization Transactions

  After the close of business on November 22, 2002, EQ/Balanced Portfolio acquired the net assets of the EQ/Alliance Growth Investors Portfolio, pursuant to a substitution transaction. For accounting purposes, this transaction is treated as a merger. The substitution was accomplished by a tax-free exchange of 104,232,822 Class IA shares and 21,116,654 Class IB shares of EQ/Balanced Portfolio (valued at $1,355,622,203 and $275,034,506, respectively) for the 96,804,353 Class IA shares and 19,537,888 Class IB shares of EQ/Alliance Growth Investors Portfolio outstanding on November 22, 2002. EQ/Alliance Growth Investors Portfolio's net assets at that date ($1,630,656,709), including $98,055,584 of unrealized depreciation, were combined with those of EQ/Balanced Portfolio. The aggregate net assets of EQ/ Balanced Portfolio and EQ/Alliance Growth Investors Portfolio immediately before the substitutions were $1,630,656,709 and $2,084,965,950, respectively, resulting in combined net assets of $3,715,622,659.

  After the close of business on November 22, 2002, EQ/Alliance International Portfolio acquired the net assets of the EQ/Alliance Global Portfolio, pursuant to a substitution transaction. For accounting purposes, this transaction is treated as a merger. The substitution was accomplished by a tax-free exchange of 101,511,603 Class IA shares and 22,055,946 Class IB shares of EQ/Alliance International Portfolio (valued at $755,870,519 and $141,950,385, respectively) for the 63,627,198 Class IA shares and 13,764,525 Class IB shares of EQ/Alliance Global Portfolio outstanding on November 22, 2002. EQ/ Alliance Global Portfolio's net assets at that date ($917,820,904), including $57,554,262 of unrealized depreciation, were combined with those of EQ/Alliance International Portfolio. The aggregate net assets of EQ/Alliance International Portfolio and EQ/Alliance Global Portfolio immediately before the

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS -- (Continued)
December 31, 2002
substitutions were $212,315,724 and $917,820,904, respectively, resulting in combined net assets of $1,130,136,628.

  After the close of business on November 22, 2002, EQ/Capital Guardian Research Portfolio acquired the net assets of the EQ/MFS Research Portfolio, pursuant to a substitution transaction. For accounting purposes, this transaction is treated as a merger. The substitution was accomplished by a tax-free exchange of 51,673,070 Class IB shares of EQ/Capital Guardian Research Portfolio (valued at $451,945,019) for the 51,396,702 Class IB shares of EQ/MFS Research Portfolio outstanding on November 22, 2002. EQ/MFS Research Portfolio's net assets at that date ($451,945,019), including $29,895,889 of unrealized depreciation, were combined with those of EQ/Capital Guardian Research Portfolio. The aggregate net assets of EQ/Capital Guardian Research Portfolio and EQ/MFS Research Portfolio immediately before the substitutions were $451,945,019 and $139,876,961, respectively, resulting in combined net assets of $591,821,980.

  After the close of business on July 12, 2002, the EQ/Capital Guardian U.S. Equity Portfolio ("U.S Equity Portfolio") acquired all the net assets of the EQ/AXP New Dimensions Portfolio ("New Dimensions Portfolio") pursuant to a Plan of Reorganization and Termination (the "Plan"). For accounting purposes, this transaction is treated as a merger. The reorganization was accomplished by a tax-free exchange of 2,447,543 Class IB shares of the U.S. Equity Portfolio (valued at $19,634,554) including $3,289,738 of unrealized depreciation, for 3,393,753 Class IB shares of the New Dimensions Portfolio. The aggregate net assets of the U.S. Equity Portfolio and the New Dimensions Portfolio immediately before the reorganization were $188,722,632 and $19,643,554 respectively, resulting in combined net assets of $208,366,186.

  After the close of business on July 12, 2002, the EQ/Alliance Small Cap Growth Portfolio ("Small Cap Portfolio") acquired all the net assets of the EQ/AXP Strategy Aggressive Portfolio ("Strategy Aggressive Portfolio") pursuant to the Plan. For accounting purposes this transaction is treated as a merger. The Reorganization was accomplished by a tax-free exchange of 1,403,935 Class IB shares of the Small Cap Portfolio (valued at $13,503,596) including $1,923,497 of unrealized depreciation, for 4,531,069 Class IB shares of the Strategy Aggressive Portfolio. The aggregate net assets of the Small Cap Portfolio and the Strategy Aggressive Portfolio immediately before the reorganization were $656,346,639 and $13,503,596 respectively, resulting in combined net assets of $669,850,235.

  After the close of business on April 26, 2002, EQ/Putnam International Equity Portfolio acquired the net assets of the EQ/T. Rowe Price International Portfolio, pursuant to a substitution transaction. For accounting purposes, this transaction is treated as a merger. The substitution was accomplished by a tax-free exchange of 19,583,190 Class IB shares of EQ/Putnam International Equity Portfolio (valued at $207,224,020) for the 24,398,367 Class IB shares of EQ/T. Rowe Price International Portfolio outstanding on April 26, 2002. EQ/T. Rowe Price International Portfolio's net assets at that date ($207,224,020), including $9,395,755 of unrealized depreciation, were combined with those of EQ/ Putnam International Equity Portfolio. The aggregate net assets of EQ/Putnam International Equity Portfolio and EQ/T. Rowe Price International Portfolio immediately before the substitutions were $306,134,063 and $207,224,020, respectively, resulting in combined net assets of $513,358,083.

  After the close of business on May 18, 2001, EQ/Balanced Portfolio acquired all the net assets of the Alliance Conservative Investors Portfolio, EQ/Evergreen Foundation Portfolio, EQ/Putnam Balanced Portfolio and Mercury World Strategy Portfolio ("substitution"), all former Portfolios of the Trust. For accounting purposes, this transaction is treated as a merger. The substitution was accomplished by a tax-free exchange of 32,549,522 Class IA shares of Alliance Conservative Investors Portfolio (valued at $386,469,104) and 14,796,564 shares of Class IB shares (valued at $174,950,631), 2,099,145 Class IB shares of EQ/Evergreen Foundation Portfolio (valued at $19,883,531), 9,620,433 Class IB shares of EQ/Putnam Balanced Portfolio (valued at $118,827,580), and 3,770,277 Class IB Shares of Mercury World Strategy Portfolio (valued at $36,984,980) for 121,210,914 Class IA Shares (valued at $458,497,982)
and 3,612,215 Class IB (valued at $278,412,563) shares of EQ/Balanced Portfolio. Included in the net assets exchanged was $20,075,396 of unrealized depreciation. The aggregate net assets of EQ/Balanced Portfolio, Alliance

EQ ADVISORS TRUST
NOTES TO FINANCIAL STATEMENTS -- (Concluded)
December 31, 2002
Conservative Investors Portfolio, EQ/Evergreen Foundation Portfolio, EQ/Putnam Balanced Portfolio and Mercury World Strategy Portfolio immediately before the substitutions were $1,956,054,464, $561,419,735, $19,883,531, $118,827,580, and
$36,984,980, respectively, resulting in combined net assets of $2,693,170,290.

  After the close of business on May 18, 2001, the EQ/Bernstein Diversified Portfolio ("Bernstein Portfolio") acquired all the net assets of the EQ/T. Rowe Price Equity Income Portfolio ("Price Portfolio") pursuant to a reorganization transaction. For accounting purposes, this transaction is treated as a merger. The reorganization was accomplished by a tax-free exchange of 908,939 Class IA shares and 24,733,649 Class IB shares of the Bernstein Portfolio (valued at $11,161,771 and $303,729,210, respectively), including $20,864,646 of unrealized appreciation, for 844,310 Class IA shares and 22,980,538 Class IB shares of the Price Portfolio outstanding on May 18, 2001. The Bernstein Portfolio's net assets at that date ($207,841,965), including $11,005,155 of unrealized appreciation, were combined with those of the Price Portfolio. The aggregate net assets of the Bernstein Portfolio and the Price Portfolio immediately before the reorganization were $207,841,965 and $315,013,102, respectively, resulting in combined net assets of $522,855,067.

  On December 10, 2002, the Board of Trustees approved Alliance to act as an interim Adviser for EQ/ International Equity Index Portfolio and EQ/Small Company Index Portfolio, effective January 2, 2003.

Note 9 Subsequent Event

  On February 4, 2003, the Board of Trustees approved the merger and reorganization of the EQ/ International Equity Index Portfolio ("International Portfolio") into EQ/Alliance International Portfolio.

  A special shareholder meeting for the International Portfolio is scheduled to be held on or about April 24, 2003, and if approved by shareholders the transaction will be effected as of the close of business on or about May 2, 2003.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of EQ Advisors Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the 34 portfolios constituting EQ Advisors Trust (the "Trust") at December 31, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP New York, New York February 14, 2003

                   FEDERAL INCOME TAX INFORMATION (UNAUDITED)

  For the year ended December 31, 2002, the percentage of dividends paid that qualify for the 70% dividends received deductions for corporate shareholders, foreign taxes which are expected to be passed through to shareholders for foreign tax credits, gross income derived from sources within foreign countries, long-term capital gain dividends for the purpose of the dividend paid deduction on its Federal income tax return and Treasury income were as follows:

                                                                     70% DIVIDEND
                                                                       RECEIVED    FOREIGN
FOREIGN       LONG TERM
PORTFOLIOS                                                             DEDUCTION    TAXES
SOURCE INCOME   CAPITAL GAIN
----------                                                           ------------  --------  --
-----------  --------------
EQ/Aggressive Stock. . . . . . . . . . . . . . . . . . . . . . . .      95.61%     $     --   $
--      $       --
EQ/Alliance Common Stock . . . . . . . . . . . . . . . . . . . . .     100.00            --
--              --
EQ/Alliance Growth and Income. . . . . . . . . . . . . . . . . . .     100.00            --
--              --
EQ/Alliance Intermediate Government Securities . . . . . . . . . .         --            --
--         855,299
EQ/Alliance International. . . . . . . . . . . . . . . . . . . . .         --       496,082
4,524,128              --
EQ/Alliance Premier Growth . . . . . . . . . . . . . . . . . . . .         --            --
--              --
EQ/Alliance Quality Bond . . . . . . . . . . . . . . . . . . . . .         --            --
--         821,640
EQ/Alliance Small Cap Growth . . . . . . . . . . . . . . . . . . .     100.00            --
--              --
EQ/Alliance Technology . . . . . . . . . . . . . . . . . . . . . .         --            --
--              --
EQ/Balanced. . . . . . . . . . . . . . . . . . . . . . . . . . . .      28.34            --
--              --
EQ/Bernstein Diversified Value . . . . . . . . . . . . . . . . . .     100.00            --
--              --
EQ/Calvert Socially Responsible. . . . . . . . . . . . . . . . . .         --            --
--              --
EQ/Capital Guardian International. . . . . . . . . . . . . . . . .         --       191,206
1,874,434              --
EQ/Capital Guardian Research . . . . . . . . . . . . . . . . . . .     100.00            --
--              --
EQ/Capital Guardian U.S. Equity. . . . . . . . . . . . . . . . . .      94.17            --
--              --
EQ/Emerging Market Equity. . . . . . . . . . . . . . . . . . . . .         --            --
--              --
EQ/Equity 500 Index. . . . . . . . . . . . . . . . . . . . . . . .     100.00            --
--       2,079,201
EQ/Evergreen Omega . . . . . . . . . . . . . . . . . . . . . . . .         --            --
--              --
EQ/FI Mid Cap. . . . . . . . . . . . . . . . . . . . . . . . . . .      99.24            --
--              --
EQ/FI Small/Mid Cap Value. . . . . . . . . . . . . . . . . . . . .     100.00            --
--              --
EQ/High Yield. . . . . . . . . . . . . . . . . . . . . . . . . . .       2.50            --
--              --
EQ/International Equity Index. . . . . . . . . . . . . . . . . . .         --       174,914
1,660,560              --
EQ/Janus Large Cap Growth. . . . . . . . . . . . . . . . . . . . .         --            --
--              --
EQ/J.P. Morgan Core Bond . . . . . . . . . . . . . . . . . . . . .         --            --
--       4,096,139
EQ/Lazard Small Cap Value. . . . . . . . . . . . . . . . . . . . .      32.24            --
--              --
EQ/Marsico Focus . . . . . . . . . . . . . . . . . . . . . . . . .         --            --
--              --
EQ/Mercury Basic Value Equity. . . . . . . . . . . . . . . . . . .      62.81            --
--       3,969,866
EQ/MFS Emerging Growth Companies . . . . . . . . . . . . . . . . .         --            --
--              --
EQ/MFS Investors Trust . . . . . . . . . . . . . . . . . . . . . .     100.00            --
--              --
EQ/Money Market. . . . . . . . . . . . . . . . . . . . . . . . . .         --            --
--              --
EQ/Putnam Growth & Income Value. . . . . . . . . . . . . . . . . .     100.00            --
--              --
EQ/Putnam International Equity . . . . . . . . . . . . . . . . . .         --       716,264
8,509,432              --
EQ/Putnam Voyager. . . . . . . . . . . . . . . . . . . . . . . . .     100.00            --
--              --
EQ/Small Company Index . . . . . . . . . . . . . . . . . . . . . .      99.52            --
--              --

                         PROXY VOTE RESULTS (UNAUDITED)

  On July 8, 2002, the shareholders of the EQ/AXP New Dimensions Portfolio approved the Plan pursuant to which, the Portfolio is to be merged with EQ/Capital Guardian U.S. Equity Portfolio at the close of business on July 12, 2002. The results of the shareholder vote are as follows:

                                                             AUTHORITY
                 FOR                      AGAINST             WITHHELD
               ---------                 --------           -----------
                2,726,586                 219,582              223,604


  On July 8, 2002, the shareholders of the EQ/AXP Strategy Aggressive Portfolio approved the Plan pursuant to which, the Portfolio is to be merged with EQ/Alliance Small Cap Growth Portfolio at the close of business on July 12, 2002. The results of the shareholder vote are as follows:

                                                          AUTHORITY
             FOR                AGAINST                   WITHHELD
          ---------            --------                 -----------
          3,669,655             309,041				212,319

MANAGEMENT OF THE TRUST (UNAUDITED)

  The Trust's Board has the responsibility for the overall management of the Trust and the Portfolios, including general supervision and review of the investment activities and their conformity with Delaware law and the stated policies of the Portfolios. The Board elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The Trustees and officers of the Trust, together with information as to their principal business occupation during the last five years, and other information are shown below.

THE TRUSTEES AND OFFICERS

                                                                                    NUMBER OF
                                          TERM OF                                   PORTFOLIOS
                                           OFFICE                                      IN
                         POSITION(S)     AND LENGTH                                  COMPLEX
OTHER
 NAME, ADDRESS AND        HELD WITH          OF         PRINCIPAL OCCUPATION(S)     OVERSEEN
DIRECTORSHIPS
 AGE                        TRUST       TIME SERVED       DURING PAST 5 YEARS          BY
HELD BY TRUSTEE
-----------------------------------------------------------------------------------  TRUSTEE
                                                                                   ------------
------------------------------
                                                     INTERESTED TRUSTEE
-----------------------------------------------------------------------------------------------
------------------------------
 Peter D. Noris*         Trustee and    Chairman        From May 1995 to               53
Director of Alliance Capital
 1290 Avenue of the      Chairman       from            present, Executive Vice
Management L.P.; Director of
 Americas,                              December        President and Chief
AXA Alternative Advisors
 New York, New York                     2002 to         Investment Officer of
Inc.
 (47)                                   present;        AXA Financial, Inc.;
                                        Trustee from    from September 1999 to
                                        March 1997      present, Executive Vice
                                        to present      President and Chief
                                                        Executive Officer of AXA
                                                        Financial Services LLC;
                                                        from November 1995 to
                                                        present, Executive Vice
                                                        President of AXA
                                                        Advisors LLC.
-----------------------------------------------------------------------------------------------
------------------------------
                                                    INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------
------------------------------
 Theodossios             Trustee        From            Retired                        34
From May 1994 to present,
 Athanassiades                          March 2000
Director, Atlantic Bank of
 c/o EQ Advisors                        to present
New York
 Trust
 1290 Avenue of the
 Americas
 New York, New York
 (64)
-----------------------------------------------------------------------------------------------
------------------------------
 Jettie M. Edwards       Trustee        From            Retired. From 1986 to          34
From 1992 to present,
 Syrus Associates                       March 1997      2001, Partner and
Trustee, Provident
 880 Third Avenue                       to present      Consultant, Syrus
Investment Counsel Trust;
 New York, New York                                     Associates (business and
from 1997 to present,
 (56)                                                   marketing consulting
Director, The PBHG
                                                        firm)
Funds, Inc.
-----------------------------------------------------------------------------------------------
------------------------------
 David W. Fox            Trustee        From            Retired. From 1989 to          34
From 1987 to present,
 c/o EQ Advisors                        May 2000        2000, Public Governor
Director of USG Corporation
 Trust                                  to present      and from 1996-2000
 1290 Avenue of the                                     chairman of the Chicago
 Americas                                               Stock Exchange
 New York, New York
 (71)
-----------------------------------------------------------------------------------------------
------------------------------

* Affiliated with the Manager and Distributors.

                                                                                    NUMBER OF
                                          TERM OF                                   PORTFOLIOS
                                          OFFICE                                       IN
                          POSITION(S)   AND LENGTH                                   COMPLEX
OTHER
                          HELD WITH         OF          PRINCIPAL OCCUPATION(S)     OVERSEEN
DIRECTORSHIPS
 NAME, ADDRESS AND AGE      TRUST       TIME SERVED       DURING PAST 5 YEARS          BY
HELD BY TRUSTEE
-----------------------------------------------------------------------------------  TRUSTEE
                                                                                   ------------
------------------------------
                                              INDEPENDENT TRUSTEES (CONTINUED)
-----------------------------------------------------------------------------------------------
------------------------------
 William M. Kearns,       Trustee       From           From 1994 to present,        34
From 1975 to present,
 Jr.                                    March 1997     President, W.M. Kearns &
Director, Selective Insurance
 c/o EQ Advisors Trust                  to present     Co., Inc. (private
Group, Inc.; from 1991 to
 1290 Avenue of the                                    investment company); from
present, Director, Transistor
 Americas                                              2002 to present, Chairman
Devices, Inc.; from 1999 to
 New York, New York                                    and from 1998 to present,
present, Advisory Director,
 (67)                                                  Vice Chairman, Keefe
Proudfoot PLC (N.A.)
                                                       Managers, Inc.
(consulting firm); from 2001

to present, Advisory

Director, Gridley & Company

LLC.
-----------------------------------------------------------------------------------------------
------------------------------
 Christopher P.A.         Trustee       From           From 1998 to present,        34
None
 Komisarjevsky                          March 1997     President and Chief
 c/o EQ Advisors Trust                  to present     Executive Officer,
 1290 Avenue of the                                    Burson-Marsteller
 Americas                                              worldwide (public
 New York, New York                                    relations); from 1996 to
 (58)                                                  1998, President and Chief
                                                       Executive Officer,
                                                       Burson-Marsteller USA.
-----------------------------------------------------------------------------------------------
------------------------------
 Harvey Rosenthal         Trustee       From           From 1997 to present,        34
From 1997 to present,
 c/o EQ Advisors Trust                  March 1997     Consultant/Director.
Director, LoJack Corporation
 1290 Avenue of the                     to present
 Americas
 (60)
-----------------------------------------------------------------------------------------------
------------------------------
 Gary S. Schpero          Trustee       From           Retired. Prior to January    34
None
 c/o EQ Advisors Trust                  May 2000 to    1, 2000, Partner of
 1290 Avenue of the                     present        Simpson Thacher &
 Americas                                              Bartlett (law firm) and
 (49)                                                  Managing Partner of
                                                       Investment Management and
                                                       Investment  Company
                                                       Practice Group.
-----------------------------------------------------------------------------------------------
------------------------------

                                             OFFICERS
-----------------------------------------------------------------------------------------------
------
                                        TERM OF
                                         OFFICE
                         POSITION(S)   AND LENGTH
 NAME, ADDRESS AND       HELD WITH         OF                   PRINCIPAL OCCUPATION(S)
 AGE                       TRUST          TIME                    DURING PAST 5 YEARS
                                         SERVED
-----------------------------------------------------------------------------------------------
------
 Steven M. Joenk         President     From          From July 1999 to present, Senior Vice
 1290 Avenue of the      and Chief     December      President of AXA Financial; from July 1999
to
 Americas,               Executive     2002 to       December 2002, Vice President and Chief
 New York, New York      Officer       present       Financial Officer of the Trust; from 1996
to
 (44)                                                1999, Managing Director of MeesPierson.
-----------------------------------------------------------------------------------------------
------
 Patricia Louie          Vice          From          From July 1999 to present, Vice President
and
 1290 Avenue of the      President     July          Counsel of AXA
 Americas,               and           1999 to       Financial and Equitable; from September
1994
 New York, New York      Secretary     present       to July 1999,
 (47)                                                Assistant General Counsel of The Dreyfus
                                                     Corporation.
-----------------------------------------------------------------------------------------------
------
 Kenneth T. Kozlowski    Chief         From          From February 2001 to present, Vice
President
 1290 Avenue of the      Financial     December      of AXA Financial; from December 1999 to
 Americas,               Officer       2002 to       December 2002, Controller of the Trust;
from
 New York, New York      and           present       October 1999 to February 2001, Assistant
Vice
 (41)                    Treasurer                   President of AXA Financial; from October
1996
                                                     to October 1999, Director -- Fund
                                                     Administration of Prudential Investments.
-----------------------------------------------------------------------------------------------
------
 Mary E. Cantwell        Vice          From          From February 2001 to present, Vice
President
 1290 Avenue of the      President     July          of AXA Financial;
 Americas,                             1999 to       from July 1999 to present, Vice President
of
 New York, New York                    present       Equitable; from
 (41)                                                September 1997 to July 1999, Assistant
Vice
                                                     President, Office of the
                                                     Chief Investment Officer of Equitable.
-----------------------------------------------------------------------------------------------
------
 Kenneth B. Beitler      Vice          From          From May 1999 to present, Senior
Investment
 1290 Avenue of the      President     March         Analyst and Assistant
 Americas,                             2002 to       Vice President of AXA Financial; prior
 New York, New York                    present       thereto, an Investment
 (44)                                                Systems Development Analyst with TIAA-
CREF.
-----------------------------------------------------------------------------------------------
------
 Brian E. Walsh          Vice          From          From 1999 to present, Senior Fund
 1290 Avenue of the      President     December      Administrator and Assistant
 Americas,               and           2002 to       Vice President of Equitable; from 1993 to
 New York, New York      Controller    present       1999, Manager of
 (34)                                                Prudential Investments Fund Management.
-----------------------------------------------------------------------------------------------
------
 Andrew S. Novak         Assistant     From          From May 2002 to present, Counsel of AXA
 1290 Avenue of the      Secretary     September     Financial and Equitable; from May 2001 to
 Americas,                             2002 to       April 2002, Associate General Counsel and
 New York, New York                    present       Chief Compliance Officer of Royce &
 (34)                                                Associates, Inc.; from August 1997 to
August
                                                     2000, Vice President and Assistant General
                                                     Counsel of Mitchell Hutchins Asset
                                                     Management.
-----------------------------------------------------------------------------------------------
------



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